UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                                              811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices)         (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, NJ 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 576-7000

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2015

FORM N-CSR

Item 1. Reports to Stockholders.

MainStay VP Funds Trust

Message from the President and Annual Report

December 31, 2015

Message from the President

For the 12 months ended December 31, 2015, equity markets experienced volatility and wide variations in performance. On August 11, 2015, the People’s Bank of China devalued the Chinese yuan, which precipitated a substantial drop in many stock markets around the world.

As an asset class, U.S. stocks generally provided positive total returns for 2015. According to Russell data for the United States, growth stocks outperformed value stocks at all capitalization levels. While large-cap growth stocks provided positive total returns, mid-cap and small-cap stocks generally declined regardless of style, and value stocks generally declined regardless of company size.

International stocks were slightly down for the year, and emerging market stocks declined substantially. Emerging markets suffered as a result of China’s slowing economy, lower crude oil prices and slack demand for metals and other commodities. Economic troubles in Brazil also took a toll on emerging-market performance.

In the United States, concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. On December 16, 2015, the Federal Open Market Committee announced that it had decided to increase the target federal funds range to 0.25% to 0.50%.

During the reporting period, yields rose on U.S. Treasury securities of all maturities. Although bond prices tend to decline as yields rise (and tend to rise as yields decline), investment-grade bonds in the aggregate provided positive total returns for 2015, as did most municipal bonds. Bonds with shorter maturities tended to outperform bonds with longer maturities. Convertible securities and high-yield corporate bonds provided negative total returns for the reporting period.

In light of the unpredictability of the stock and bond markets, we encourage investors to take a long-term outlook, even when evaluating short-term performance. Rather than shifting investments whenever the market moves or interest rates change, our portfolio managers seek to pursue the investment objectives of their respective Portfolios. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Portfolios for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that affected your MainStay VP Portfolios during the 12 months ended December 31, 2015. We hope that you will carefully review the reports for your Portfolios and use the information as you pursue your personal financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

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Investors should refer to each Portfolio’s Summary Prospectus and/or the MainStay VP Funds Trust Prospectus and consider each Portfolio’s investment objectives, strategies and risks. The Summary Prospectus and/or the Prospectus contain this and other information about each Portfolio. You may obtain copies of each Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholderServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments.

M-1

Index Definitions

The information below is an explanation of the various indices and reference rates cited throughout the Portfolio Investment and Performance Comparisons and the Portfolio Management Discussion and Analysis sections that follow from page M-4 through page M-487. Please use this as a reference.

Please note that you cannot make an investment directly in an index. Past performance is no guarantee of future results. Results for securities indices assume reinvestment of all income and capital gains but do not reflect fees, expenses or taxes. Securities in each Portfolio may not precisely match those in a related index, and as a result, performance of the Portfolio may differ.

Balanced Composite Index consists of the Russell Midcap® Value Index (60% weighted) and the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index (40% weighted).

BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index is a market-capitalization-weighted index including U.S. government and fixed-coupon domestic investment-grade corporate bonds.

BofA Merrill Lynch All U.S. Convertibles Index is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.

Barclays U.S. Government/Credit Bond Index includes investment-grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of at least one year.

Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade.

Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 35%, 5% and 60%, respectively.

Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s.

Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

Dow Jones Global Utilities Index is a free-float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets.

Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively.

HFRI Macro Discretionary Index is a broad-based hedge fund index consisting of discretionary thematic strategies that are primarily reliant on the evaluation of market data, relationships and influences, as interpreted by an individual or group of individuals who make decisions on portfolio positions. These strategies employ an investment process most heavily influenced by top-down analysis of macroeconomic variables.

Income Builder Composite Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index, each weighted 50%.

Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Barclays U.S. Aggregate Bond Index (45% weighted).

LIBOR—London InterBank Offered Rate is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested. More information about the Lipper peer group for an individual Portfolio can be found in the Portfolio’s Investment and Performance Comparison.

Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 50%, 10% and 40%, respectively.

Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 65%, 15% and 20%, respectively.

Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years.

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Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

MSCI ACWI® (All Country World Index) Ex U.S. is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed and emerging markets, excluding the United States.

MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

MSCI Emerging Markets Index is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a registered trademark of the McGraw-Hill Companies, Inc.

S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock-market performance.

S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe within the U.S. equity market.

S&P North American Natural Resources Sector Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded natural resource-related stocks. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies.

S&P SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe and includes 600 domestic small-cap stocks chosen for market capitalization, liquidity and industry group representation.

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MainStay VP Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	–2.59%	8.73%	6.16%	0.79%
Service Class Shares	–2.83	8.46	5.89	1.04

Benchmark Performance	One Year	Five Years	Ten Years
Russell Midcap® Value Index[3]	–4.78%	11.25%	7.61%
Balanced Composite Index[3]	–2.30	7.96	6.60
BofA Merrill Lynch 1-10 Year U.S. Corporate & Government Index[3]	1.17	2.69	4.06
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	–1.29	7.29	5.78

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-4	MainStay VP Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$972.70	$3.78	$1,021.40	$3.87

Service Class Shares	$1,000.00	$971.40	$5.02	$1,020.10	$5.14

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.76% for Initial Class and 1.01% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-5

Portfolio Composition as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.625%–2.75%, due 12/15/16–11/15/25

2.	Vanguard Mid-Cap Value

3.	iShares Russell 1000 Value Index Fund

4.	iShares Intermediate Credit Bond Fund

5.	iShares Intermediate Government/Credit Bond Fund

6.	JPMorgan Chase & Co.

7.	S&P Midcap 400 Index–Midcap SPDR Trust Series 1

8.	Federal Home Loan Mortgage Corporation, 1.00%–2.375%, due 3/8/17–1/13/22

9.	Goldman Sachs Group, Inc. (The)

10.	Verizon Communications, Inc.

M-6	MainStay VP Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Jae S. Yoon, CFA, of New York Life Investment Management LLC, the Portolio’s Manager, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor, and Andrew Ver Planck, CFA, and Migene Kim of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Portfolio’s equity Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Balanced Portfolio returned –2.59% for Initial Class shares and –2.83% for Service Class shares. Over the same period, both share classes outperformed the –4.78% return of the Russell Midcap® Value Index,1 which is the Portfolio’s primary benchmark and a broad-based securities-market index, and underperformed the –2.30% return of the Balanced Composite Index,1 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 1.17% return of the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index,1 which is an additional benchmark of the Portfolio, and the –1.29% return of the Average Lipper1 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the 12 months ended December 31, 2015.

What factors affected relative performance in the equity portion of the Portfolio during the reporting period?

The plunge in commodity prices—especially in oil and metals—had a direct impact on the performance of the equity portion of the Portfolio relative to the Russell Midcap® Value Index. The equity portion of the Portfolio held an underweight position in the higher-beta2 segment of the energy sector, which helped relative performance from a security-selection standpoint. On the other hand, overweight exposure to certain metals stocks, especially earlier in 2015, detracted from relative performance in the equity portion of the Portfolio. Uncertainties surrounding the timing and size of a rate hike by the Federal Reserve also injected volatility, although the equity portion of the Portfolio held underweight positions in interest-rate-sensitive high-yielding bond proxies, most notably in utilities, which was beneficial. The underperformance of certain specialty retailers adversely affected our stock selection in the consumer discretionary sector. A strengthening U.S. dollar and weaker global economic outlook presented headwinds to certain multinational stocks with international business exposures. The performance of momentum-based factors was strong, but it was particularly able to identify weak performers, which the long-only strategy in the equity portion of the Portfolio had limited ability to exploit. As a result, these factors had little if any impact on the Portfolio’s relative performance.

Which sectors were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which sectors were particularly weak?

The sectors in the equity portion of the Portfolio that made the strongest contributions to performance relative to the Russell Midcap® Value Index were energy, materials and industrials. (Contributions take weightings and total returns into account.) The energy sector benefited from an underweight exposure to upstream oil & gas operators, which faced headwinds as crude oil prices fell. The equity portion of the Portfolio also held an underweight position relative to the primary benchmark in the materials sector, which was beneficial from an allocation standpoint, as materials stocks were weighed down by depressed commodity prices. Within materials, metals stocks underperformed, which allowed the underweight position in the equity portion of the Portfolio to help relative performance. Positive stock selection in capital goods and transportation also helped relative performance in the industrials sector.

The sectors that detracted the most from relative performance in the equity portion of the Portfolio were consumer staples, consumer discretionary and financials. Unfavorable stock selection was the primary reason for the weakness in consumer staples and consumer discretionary. In financials, relative performance suffered because the equity portion of the Portfolio held an underweight position relative to the Russell Midcap® Value Index.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Portfolio and which individual stocks detracted the most?

The strongest positive contributors to absolute performance in the equity portion of the Portfolio were positions in semiconductor company NVIDIA,

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

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managed health care company Cigna and interactive game publisher Activision Blizzard. The equity portion of the Portfolio held a large position in NVIDIA, whose shares appreciated as the company continued to evolve from a PC-component company to a strategic platform vendor in the gaming, supercomputer and cloud-computing markets. Cigna was also a substantial position in the equity portion of the Portfolio. In July 2015, Cigna agreed to be acquired by rival company Anthem, which helped the Portfolio’s performance, as the share price jumped on the news. Our position in Activision Blizzard also made a positive contribution, as the interactive game publisher delivered earnings and revenues that exceeded analysts’ expectations because of a successful shift into digital and because of margin expansion.

The most substantial detractors from absolute performance in the equity portion of the Portfolio came from positions in memory chip maker Micron Technology, oil & gas company Marathon Oil and pipeline operator Kinder Morgan. Slumping PC sales and pricing weighed on Micron’s shares. The equity portion of the Portfolio held a position in Marathon Oil primarily for risk-control purposes—namely, to avoid an overly underweight exposure to oil & gas exploration & production companies. The position suffered from the decline in crude oil prices during the reporting period. Our position in Kinder Morgan was also hurt by falling crude oil prices, as the company’s share price fell along with other energy pipeline and transportation stocks.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio initiated a position in NVIDIA in January 2015 and steadily increased the position throughout the year, moving from an underweight position relative to the Russell Midcap® Value Index to a significantly overweight position by the end of the reporting period. NVIDIA’s strategy shift from a PC-component business to gaming, supercomputing and cloud computing helped the company deliver earnings and revenues that exceeded analysts’ expectations. This was reflected in improved sentiment, earnings and price momentum readings in our model. During the reporting period, the equity portion of the Portfolio also increased its position in residential REIT AvalonBay Communities, moving from a significantly underweight position relative to the benchmark to a modestly underweight position.

AvalonBay’s share price rose as a result of solid operating results from its apartment portfolios on the East and West Coasts. In our model, AvalonBay’s return prospect was driven by strong sentiment and momentum factors.

The equity portion of the Portfolio started selling shares of aluminum producer Alcoa in January of 2015 and liquidated its entire position by April. Alcoa’s share price declined amid reduced demand from China and depressed global metal prices. In our model, these factors led to deteriorating momentum, sentiment and valuation scores. In November 2015, the equity portion of the Portfolio exited its position in health care facilities company Community Health Systems. The company’s shares declined during the second half of 2015 as the company struggled with increased labor costs and a negative shift in the mix of hospital payers. Community Health has also had integration issues with HMA facilities, which the company acquired in 2014. In addition, Community Health’s high leverage ratio did not improve investor sentiment in a risk-off investment climate, especially in November and December. Although our model still regarded the stock as inexpensive, declining momentum, sentiment, management signal and credit quality scores led us to liquidate the position.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the reporting period, we purchased semiconductor and IT consulting stocks, which increased the degree to which the equity portion of the Portfolio was overweight relative to the Russel Midcap® Value Index in the investment technology sector. Purchases in commodity and specialty chemicals stocks decreased the degree to which our portion of the Portfolio was underweight in the materials sector. We decreased the degree to which the equity portion of the Portfolio was underweight in the financials sector through stock purchases of regional banks, property & casualty insurance companies and diversified REITs.

In the equity portion of the Portfolio, the energy sector saw the most substantial decrease in relative sector weighting, as we moved from an overweight position relative to the Russell Midcap® Value Index to a neutral position. This shift resulted primarily from sales in oil & gas exploration & production stocks. The equity portion of the Portfolio also sold some telecommunication services stocks to bring its overweight position relative to the benchmark to a neutral position.

M-8	MainStay VP Balanced Portfolio

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the equity portion of the Portfolio was most substantially overweight relative to the Russell Midcap® Index in information technology, consumer staples and health care. As of the same date, the most substantially underweight equity positions relative to the Index were in the financials, utilities and materials sectors.

What factors affected relative performance in the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio maintained overweight positions relative to the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds, commercial mortgage-backed securities and asset backed securities. These overweight positions generally helped relative performance, with the corporate bond overweight adding the most benefit. Security selection in banks specifically added the most to performance. While security selection also benefited performance in the industrial holdings of the fixed-income portion of the Portfolio, sector allocation weighed on performance. Specifically, the energy, basic materials and technology sectors generally underperformed in the corporate segment.

What was the duration3 strategy of the fixed-income portion of the Portfolio during the reporting period?

At the end of the reporting period, the duration of the fixed-income portion of the Portfolio was 3.91 years compared to the benchmark’s duration of 3.89 years. The duration of the fixed-income portion of the Portfolio was managed within 17 basis points of its benchmark throughout the reporting period. (A basis point is one-hundredth of a percentage point.) During the second and third quarters, the fixed-income portion of the Portfolio had a slightly short duration relative to the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index. This positioning caused a slight drag on performance.

In the fourth quarter, the fixed-income portion of the Portfolio had a modestly long duration relative to its benchmark. After the Federal Reserve chose not to raise the federal funds target range at its September meeting, we expected rates to move lower. Instead, rates rose through October, leading us to bring the duration of the fixed-income portion of the Portfolio more in line with that of the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index. This had a slightly negative impact on the Portfolio’s performance.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period, we maintained overweight positions in corporate bonds, commercial mortgage-backed securities and asset-backed securities. Our overweight position in corporate bonds did vary throughout the year. During the second and third quarters, we reduced our overweight positions in anticipation of lower liquidity during the summer months and higher new-issue supply leading to wider credit spreads.4 Late in the third quarter, we increased our corporate bond exposure after credit spreads widened. We maintained an overweight near 10% in the corporate sector for the balance of the reporting period.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

The financials sector made the strongest positive contribution to the performance of the fixed-income portion of the Portfolio. Within financials, we maintained an overweight position in banks, which made the largest positive contribution to relative performance in the financials sector. Also in financials, overweight positions in finance companies, insurance companies and REITs helped performance.

In industrials, weightings in the fixed-income portion of the Portfolio in energy and basic materials each had an adverse impact on performance. Both of these

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

M-9

sectors suffered because of the collapse in commodity prices. A large part of the relative underperformance in energy can be traced to midstream energy holdings in the fixed-income portion of the Portfolio.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio added to its energy holdings. Within energy, we focused on adding bonds of investment-grade oilfield service companies and independent energy companies. We viewed wider spreads as opportunities to selectively add to investment-grade companies. The additions, however, initially detracted from performance because credit spreads continued to widen throughout the reporting period.

During the second half of the year, we reduced exposure to Teck Resources in the fixed-income portion of the Portfolio. The securities traded very poorly following the rout in commodity prices. The company was downgraded to non-investment grade during the reporting period. We estimate that in the fixed-income portion of the Portfolio, the position led to five basis points of underperformance relative to the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

During the reporting period, how did weightings change in the fixed-income portion of the Portfolio?

As previously noted, we reduced our overweight position in corporate bonds during the second quarter of 2015 and in the initial part of the third quarter. During that time, we reduced exposure primarily in industrials and financials. We added exposure back to these sectors during the latter part of the third quarter and into the fourth quarter. In financials, we primarily added to the banking industry.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the fixed-income portion of the Portfolio had a relatively neutral duration compared to that of the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index. As of the same date, the fixed-income portion of the Portfolio maintained overweight positions in corporate bonds, asset-backed securities and commercial mortgage-backed securities. In the corporate sector, the Portfolio’s largest overweight position as of December 31, 2015, was in the financials sector, followed by an overweight position in the industrials sector. As of the same date, sovereigns, supranationals, and foreign agency securities remained underweight in the fixed-income portion of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-10	MainStay VP Balanced Portfolio

Portfolio of Investments December 31, 2015

	Principal Amount	Value
Long-Term Bonds 32.6%† Asset-Backed Securities 1.9%
Auto Floor Plan 0.1%
CNH Wholesale Master Note Trust Series 2013-2A, Class A 0.931%, due 8/15/19 (a)(b)	$375,000	$374,530
Ford Credit Floorplan Master Owner Trust A Series 2013-4, Class A2 0.881%, due 6/15/20 (a)	150,000	149,815

		524,345

Automobile 0.2%
Chesapeake Funding LLC Series 2013-1A, Class A 0.719%, due 1/7/25 (a)(b)	99,320	99,277
Ford Credit Auto Lease Trust Series 2015-B, Class A3 1.38%, due 12/15/18	75,000	74,556
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, due 9/23/19	100,000	99,180
Nissan Auto Lease Trust Series 2014-B, Class A3 1.12%, due 9/15/17	200,000	199,480
Nissan Auto Receivables Owner Trust Series 2015-C, Class A3 1.37%, due 5/15/20	100,000	99,308

		571,801

Credit Cards 0.2%
American Express Issuance Trust II Series 2013-2, Class A 0.761%, due 8/15/19 (a)	125,000	125,037
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.723%, due 9/10/20 (a)	150,000	149,869
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.761%, due 7/15/21 (a)	250,000	249,700

		524,606

Other ABS 1.4%
Apartment Investment & Management Co. CLO Series 2014-AA, Class A 1.827%, due 7/20/26 (a)(b)	250,000	247,503
Apidos CDO Series 2013-14A, Class A 1.439%, due 4/15/25 (a)(b)	475,000	463,980

	Principal Amount	Value
Other ABS (continued)
Ares CLO, Ltd. Series 2013-2A, Class A1 1.544%, due 7/28/25 (a)(b)	$200,000	$196,780
Babson CLO, Ltd. Series 2013-IA, Class A 1.387%, due 4/20/25 (a)(b)	450,000	441,657
Carlyle Global Market Strategies Series 2014-2A, Class A 1.791%, due 5/15/25 (a)(b)	250,000	247,708
Cedar Funding, Ltd. Series 2014-4A, Class A1 1.794%, due 10/23/26 (a)(b)	250,000	247,010
CNH Equipment Trust Series 2014-C, Class A3 1.05%, due 11/15/19	100,000	99,368
Dryden Senior Loan Fund Series 2014-31A, Class A 1.637%, due 4/18/26 (a)(b)	280,000	275,780
Galaxy XVII CLO, Ltd. Series 2014-17A, Class A 1.769%, due 7/15/26 (a)(b)	450,000	443,497
Jamestown CLO, Ltd. Series 2013-3A, Class A1A 1.739%, due 1/15/26 (a)(b)	450,000	438,008
Magnetite VIII, Ltd. Series 2014-8A, Class A 1.769%, due 4/15/26 (a)(b)	260,000	257,418
Magnetite XII, Ltd. Series 2015-12A, Class A 1.789%, due 4/15/27 (a)(b)	250,000	248,545
Neuberger Berman CLO, Ltd. Series 2015-19A, Class A1 1.709%, due 7/15/27 (a)(b)	350,000	345,460
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.489%, due 1/15/25 (a)(b)	275,000	269,107
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1 1.774%, due 11/18/26 (a)(b)	450,000	443,394
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.62%, due 2/20/25 (a)(b)	270,000	266,390
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.459%, due 4/15/25 (a)(b)	275,000	269,184

		5,200,789

Total Asset-Backed Securities (Cost $6,898,006)		6,821,541

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-11

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds 15.3%
Aerospace & Defense 0.0%‡
BAE Systems PLC 3.50%, due 10/11/16 (b)	$100,000	$101,443

Auto Manufacturers 0.9%
Daimler Finance North America LLC 2.375%, due 8/1/18 (b)	500,000	500,753
3.875%, due 9/15/21 (b)	200,000	207,762
Ford Motor Credit Co. LLC 2.551%, due 10/5/18	500,000	496,450
3.157%, due 8/4/20	1,000,000	996,496
3.219%, due 1/9/22	400,000	391,501
General Motors Financial Co., Inc. 3.10%, due 1/15/19	150,000	149,782
3.20%, due 7/13/20	500,000	492,302

		3,235,046

Banks 4.4%
Bank of America Corp. 2.625%, due 10/19/20	375,000	370,283
3.30%, due 1/11/23	375,000	369,122
Bank of America N.A. 2.05%, due 12/7/18	250,000	249,280
Bank of New York Mellon Corp. (The) 2.60%, due 8/17/20	550,000	552,173
BB&T Corp. 1.45%, due 1/12/18	100,000	99,350
Citigroup, Inc. 2.65%, due 10/26/20	875,000	867,927
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 4.375%, due 8/4/25	475,000	483,100
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, due 12/10/20 (b)	575,000	572,388
Discover Bank 3.10%, due 6/4/20	850,000	851,929
♦Goldman Sachs Group, Inc. (The) 2.75%, due 9/15/20	850,000	849,441
4.25%, due 10/21/25	400,000	396,943
5.375%, due 3/15/20	125,000	137,318
6.00%, due 6/15/20	300,000	339,033
HBOS PLC 6.75%, due 5/21/18 (b)	1,000,000	1,090,654
HSBC Bank USA N.A. 6.00%, due 8/9/17	425,000	452,091
Huntington National Bank (The) 2.20%, due 11/6/18	250,000	249,309
2.875%, due 8/20/20	500,000	496,171
♦JPMorgan Chase & Co. 3.875%, due 9/10/24	1,850,000	1,840,276

	Principal Amount	Value
Banks (continued)
Korea Development Bank (The) 3.875%, due 5/4/17	$475,000	$487,203
Morgan Stanley 2.80%, due 6/16/20	225,000	225,715
4.00%, due 7/23/25	125,000	128,722
4.35%, due 9/8/26	250,000	250,817
5.00%, due 11/24/25	350,000	371,542
5.50%, due 1/26/20	600,000	660,547
Nordea Bank AB 4.25%, due 9/21/22 (b)	1,250,000	1,280,462
Santander UK PLC 5.00%, due 11/7/23 (b)	475,000	494,452
Sumitomo Mitsui Trust Bank, Ltd. 1.306%, due 9/16/16 (a)(b)	200,000	199,844
UBS Group Funding Jersey, Ltd. 2.95%, due 9/24/20 (b)	350,000	346,733
4.125%, due 9/24/25 (b)	1,250,000	1,248,704
Wells Fargo & Co. 4.10%, due 6/3/26	225,000	227,114

		16,188,643

Beverages 0.0%‡
Diageo Capital PLC 5.75%, due 10/23/17	150,000	161,046

Building Materials 0.2%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	850,000	840,857

Chemicals 0.5%
Airgas, Inc. 2.375%, due 2/15/20	500,000	494,080
Albemarle Corp. 3.00%, due 12/1/19	350,000	343,300
LYB International Finance B.V. 4.00%, due 7/15/23	400,000	398,746
NewMarket Corp. 4.10%, due 12/15/22	400,000	398,043
NOVA Chemicals Corp. 5.00%, due 5/1/25 (b)	210,000	202,650

		1,836,819

Computers 0.1%
Hewlett-Packard Enterprise Co. 3.60%, due 10/15/20 (b)	325,000	325,746

Diversified Financial Services 0.2%
General Electric Capital Corp. 2.20%, due 1/9/20	115,000	115,426
4.375%, due 9/16/20	225,000	244,255
6.00%, due 8/7/19	225,000	254,889

		614,570

M-12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electric 1.5%
Ameren Corp. 2.70%, due 11/15/20	$425,000	$423,382
Arizona Public Service Co. 2.20%, due 1/15/20	250,000	247,649
Commonwealth Edison Co. 1.95%, due 9/1/16	100,000	100,205
Electricite de France S.A. 2.15%, due 1/22/19 (b)	300,000	298,577
2.35%, due 10/13/20 (b)	1,175,000	1,156,729
ENGIE S.A. 1.625%, due 10/10/17 (b)	150,000	149,188
Entergy Corp. 4.00%, due 7/15/22	600,000	612,107
Exelon Corp. 2.85%, due 6/15/20	425,000	422,677
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	500,000	506,837
Great Plains Energy, Inc. 4.85%, due 6/1/21	280,000	300,715
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	288,127
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (b)	100,000	96,152
Southern Co. (The) 2.75%, due 6/15/20	750,000	742,377

		5,344,722

Electronics 0.1%
Amphenol Corp. 3.125%, due 9/15/21	175,000	173,034

Finance—Credit Card 0.8%
American Express Credit Corp. 1.083%, due 3/18/19 (a)	350,000	345,914
1.55%, due 9/22/17	250,000	249,899
Capital One Bank USA N.A. 2.15%, due 11/21/18	675,000	669,183
Discover Financial Services 3.85%, due 11/21/22	100,000	99,088
5.20%, due 4/27/22	25,000	26,734
Visa, Inc. 3.15%, due 12/14/25	1,500,000	1,501,854

		2,892,672

Finance—Other Services 0.2%
Intercontinental Exchange, Inc. 2.75%, due 12/1/20	725,000	724,820

	Principal Amount	Value
Food 0.1%
Ingredion, Inc. 1.80%, due 9/25/17	$75,000	$74,317
4.625%, due 11/1/20	250,000	262,868

		337,185

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	75,000	75,436

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	50,000	50,918

Health Care—Products 0.3%
Becton, Dickinson & Co. 2.675%, due 12/15/19	750,000	754,083
3.734%, due 12/15/24	325,000	327,771

		1,081,854

Home Furnishing 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	200,000	199,546

Insurance 0.9%
ACE INA Holdings, Inc. 3.35%, due 5/3/26	425,000	423,698
Assurant, Inc. 2.50%, due 3/15/18	300,000	299,506
Metropolitan Life Global Funding I 2.30%, due 4/10/19 (b)	700,000	700,166
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	725,000	793,695
Pricoa Global Funding I 2.20%, due 5/16/19 (b)	250,000	249,565
Principal Financial Group, Inc. 8.875%, due 5/15/19	90,000	107,689
Voya Financial, Inc. 2.90%, due 2/15/18	815,000	823,810

		3,398,129

Iron & Steel 0.1%
Carpenter Technology Corp. 4.45%, due 3/1/23	125,000	120,095
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	200,000	186,172

		306,267

Media 0.6%
CCO Safari II LLC 3.579%, due 7/23/20 (b)	625,000	621,256
4.908%, due 7/23/25 (b)	1,000,000	999,027

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-13

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
NBCUniversal Media LLC 4.375%, due 4/1/21	$500,000	$543,115

		2,163,398

Mining 0.2%
Barrick Gold Corp. 4.10%, due 5/1/23	134,000	114,953
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	375,000	340,407
Yamana Gold, Inc. 4.95%, due 7/15/24	275,000	233,195

		688,555

Oil & Gas 0.8%
BP Capital Markets PLC 1.846%, due 5/5/17	75,000	75,359
3.062%, due 3/17/22	425,000	416,450
Continental Resources, Inc. 3.80%, due 6/1/24	450,000	316,992
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	400,000	400,181
Nabors Industries, Inc. 5.00%, due 9/15/20	540,000	473,781
Petroleos Mexicanos 3.125%, due 1/23/19	125,000	120,924
3.50%, due 1/30/23	100,000	87,250
Shell International Finance B.V. 3.25%, due 5/11/25	950,000	927,176
Total Capital International S.A. 1.55%, due 6/28/17	100,000	100,256

		2,918,369

Oil & Gas Services 0.4%
Halliburton Co. 2.70%, due 11/15/20	150,000	148,267
3.80%, due 11/15/25	525,000	511,204
Schlumberger Holdings Corp. 3.00%, due 12/21/20 (b)	750,000	740,311

		1,399,782

Pharmaceuticals 0.8%
Actavis Funding SCS 2.45%, due 6/15/19	350,000	346,216
3.80%, due 3/15/25	250,000	248,723
AstraZeneca PLC 2.375%, due 11/16/20	450,000	446,787
3.375%, due 11/16/25	375,000	372,284
Bayer U.S. Finance LLC 2.375%, due 10/8/19 (b)	625,000	625,393
3.00%, due 10/8/21 (b)	550,000	554,643

	Principal Amount	Value
Pharmaceuticals (continued)
Perrigo Finance PLC 3.50%, due 12/15/21	$500,000	$485,995

		3,080,041

Pipelines 0.6%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	375,000	345,935
Kinder Morgan, Inc. 3.05%, due 12/1/19	750,000	694,135
Phillips 66 Partners, L.P. 3.605%, due 2/15/25	450,000	387,107
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	200,000	219,408
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	200,000	196,512
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	175,000	155,547
TransCanada Pipelines, Ltd. 1.625%, due 11/9/17	275,000	272,742

		2,271,386

Real Estate Investment Trusts 0.5%
American Campus Communities Operating Partnership, L.P. 3.35%, due 10/1/20	325,000	324,526
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	500,000	521,534
DDR Corp. 4.75%, due 4/15/18	355,000	371,354
Hospitality Properties Trust 6.30%, due 6/15/16	170,000	170,581
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	150,000	166,000
Liberty Property, L.P. 4.40%, due 2/15/24	125,000	126,702
Simon Property Group, L.P. 3.50%, due 9/1/25	125,000	126,554

		1,807,251

Retail 0.3%
Home Depot, Inc. (The) 4.40%, due 4/1/21	125,000	137,652
McDonald’s Corp. 3.70%, due 1/30/26	1,000,000	999,178

		1,136,830

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	200,000	213,584

M-14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications 0.6%
Orange S.A. 2.75%, due 2/6/19	$225,000	$228,159
Telefonica Emisiones SAU 3.192%, due 4/27/18	475,000	484,216
♦Verizon Communications, Inc. 2.00%, due 11/1/16	100,000	100,623
3.00%, due 11/1/21	650,000	648,173
3.45%, due 3/15/21	200,000	204,618
5.15%, due 9/15/23	550,000	604,629
Vodafone Group PLC 1.25%, due 9/26/17	100,000	99,038

		2,369,456

Textiles 0.0%‡
Mohawk Industries, Inc. 3.85%, due 2/1/23	100,000	101,249

Transportation 0.0%‡
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	125,000	135,185

Total Corporate Bonds (Cost $56,475,547)		56,173,839

Foreign Government Bonds 0.1%
Sovereign 0.1%
Poland Government International Bond 5.00%, due 3/23/22	50,000	55,438
Russian Federation 3.50%, due 1/16/19 (b)	400,000	398,000
Turkey Government International Bond 6.75%, due 4/3/18	100,000	107,600

Total Foreign Government Bonds (Cost $554,225)		561,038

Mortgage-Backed Securities 0.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.8%
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A 1.481%, due 8/15/26 (a)(b)	121,842	121,678
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	200,000	207,554
COMM Mortgage Trust Series 2013-THL, Class A2 1.326%, due 6/8/30 (a)(b)	300,000	299,636
Series 2013-LC13, Class A2 3.009%, due 8/10/46	300,000	306,239

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (b)	$200,000	$204,846
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	300,000	305,929
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-C6, Class A2 2.206%, due 5/15/45	80,293	80,620
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	112,717	112,857
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	200,000	203,730
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C13, Class A2 2.936%, due 11/15/46	500,000	509,731
Series 2013-C12, Class A4 4.259%, due 10/15/46	300,000	321,483
Morgan Stanley Capital I Trust Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	159,501	162,876

Total Mortgage-Backed Securities (Cost $2,894,796)		2,837,179

U.S. Government & Federal Agencies 14.5%
♦Federal Home Loan Mortgage Corporation 0.6%
1.00%, due 3/8/17	550,000	550,456
1.00%, due 9/27/17	75,000	74,805
1.125%, due 5/25/18	225,000	223,800
1.20%, due 6/12/18	250,000	248,813
1.25%, due 10/2/19	350,000	345,229
1.45%, due 9/10/18	300,000	299,445
2.375%, due 1/13/22	500,000	506,946

		2,249,494

Federal National Mortgage Association 0.5%
1.00%, due 12/28/17	100,000	99,574
1.00%, due 2/15/18	275,000	273,349
1.125%, due 4/27/17	250,000	250,413
1.50%, due 11/30/20	600,000	589,341
1.75%, due 6/20/19	250,000	251,915
1.75%, due 9/12/19	250,000	251,319

		1,715,911

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-15

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
♦ United States Treasury Notes 13.4%
0.625%, due 12/15/16	$3,750,000	$3,744,142
0.625%, due 12/31/16	1,425,000	1,422,606
0.875%, due 1/15/18	6,700,000	6,669,642
1.00%, due 12/31/17	3,700,000	3,695,375
1.00%, due 2/15/18	815,000	812,453
1.00%, due 9/15/18	4,450,000	4,418,365
1.25%, due 12/15/18	13,275,000	13,247,003
1.75%, due 12/31/20	4,500,000	4,495,077
1.75%, due 2/28/22	50,000	49,289
1.75%, due 3/31/22	200,000	196,922
1.75%, due 4/30/22	1,500,000	1,475,976
1.875%, due 11/30/21	860,000	856,439
2.00%, due 10/31/21	450,000	451,248
2.125%, due 12/31/21	600,000	605,297
2.25%, due 11/15/25	805,000	803,207
2.75%, due 12/31/17	6,200,000	6,399,566

		49,342,607

Total U.S. Government & Federal Agencies (Cost $53,477,149)		53,308,012

Total Long-Term Bonds (Cost $120,299,723)		119,701,609

	Shares
Common Stocks 60.2%
Aerospace & Defense 1.3%
General Dynamics Corp.	3,123	428,975
L-3 Communications Holdings, Inc.	5,107	610,338
Lockheed Martin Corp.	2,009	436,254
Northrop Grumman Corp.	2,659	502,046
Orbital ATK, Inc.	8,977	802,005
Raytheon Co.	3,970	494,384
Spirit AeroSystems Holdings, Inc. Class A (c)	17,557	879,079
United Technologies Corp.	5,309	510,036

		4,663,117

Agriculture 0.6%
Altria Group, Inc.	9,869	574,475
Archer-Daniels-Midland Co.	13,833	507,394
Bunge, Ltd.	7,446	508,413
Philip Morris International, Inc.	5,745	505,043

		2,095,325

Airlines 0.3%
JetBlue Airways Corp. (c)	45,246	1,024,822

	Shares	Value
Auto Manufacturers 0.3%
Ford Motor Co.	40,152	$565,742
General Motors Co.	14,688	499,539

		1,065,281

Auto Parts & Equipment 0.7%
Goodyear Tire & Rubber Co. (The)	39,845	1,301,736
Johnson Controls, Inc.	11,023	435,299
Lear Corp.	7,846	963,724

		2,700,759

Banks 4.3%
Bank of America Corp.	33,381	561,802
Bank of Hawaii Corp.	17	1,069
Bank of New York Mellon Corp. (The)	13,909	573,329
BB&T Corp.	13,381	505,936
Capital One Financial Corp.	6,007	433,585
CIT Group, Inc.	29,795	1,182,862
Citigroup, Inc.	10,962	567,284
Comerica, Inc.	9,225	385,882
Commerce Bancshares, Inc.	16,424	698,677
Fifth Third Bancorp	68,591	1,378,679
First Republic Bank	20,260	1,338,376
♦Goldman Sachs Group, Inc. (The)	2,427	437,418
Huntington Bancshares, Inc.	17,804	196,912
♦JPMorgan Chase & Co.	8,680	573,140
KeyCorp	77,007	1,015,722
M&T Bank Corp.	1,318	159,715
Morgan Stanley	13,568	431,598
Northern Trust Corp.	452	32,585
PNC Financial Services Group, Inc.	5,325	507,526
Regions Financial Corp.	74,344	713,702
State Street Corp.	8,586	569,767
SunTrust Banks, Inc.	46,692	2,000,285
U.S. Bancorp	11,795	503,293
Wells Fargo & Co.	8,045	437,326
Zions Bancorp.	26,272	717,226

		15,923,696

Beverages 0.3%
Molson Coors Brewing Co. Class B	11,300	1,061,296

Biotechnology 0.0%‡
Bio-Rad Laboratories, Inc. Class A (c)	384	53,245

Building Materials 0.5%
Armstrong World Industries, Inc. (c)	18,839	861,508
Owens Corning	24,304	1,143,017

		2,004,525

Chemicals 1.4%
Air Products & Chemicals, Inc.	3,828	498,061
Cabot Corp.	24,110	985,617

M-16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Celanese Corp. Series A	4,787	$322,309
Chemours Co. (The)	87,901	471,149
Dow Chemical Co. (The)	11,070	569,884
E.I. du Pont de Nemours & Co.	6,764	450,483
Eastman Chemical Co.	1,598	107,881
Mosaic Co. (The)	7,131	196,744
Praxair, Inc.	4,898	501,555
Westlake Chemical Corp.	17,304	939,953

		5,043,636

Commercial Services 1.3%
Aaron’s, Inc.	2,121	47,489
ADT Corp. (The)	34,300	1,131,214
Aramark	14,210	458,273
Automatic Data Processing, Inc.	5,151	436,393
ManpowerGroup, Inc.	13,766	1,160,336
Quanta Services, Inc. (c)	27,202	550,840
R.R. Donnelley & Sons Co.	60,825	895,344

		4,679,889

Computers 1.9%
Amdocs, Ltd.	20,601	1,124,197
Brocade Communications Systems, Inc.	114,477	1,050,899
Computer Sciences Corp.	13,194	431,180
CSRA, Inc.	13,171	395,130
EMC Corp.	22,124	568,144
Hewlett Packard Enterprise Co.	40,497	615,554
HP, Inc.	37,494	443,929
International Business Machines Corp.	4,133	568,784
Leidos Holdings, Inc.	18,430	1,036,872
NCR Corp. (c)	19,555	478,315
Teradata Corp. (c)	17,362	458,704

		7,171,708

Cosmetics & Personal Care 0.3%
Colgate-Palmolive Co.	6,566	437,427
Procter & Gamble Co. (The)	6,327	502,427

		939,854

Distribution & Wholesale 0.4%
Ingram Micro, Inc. Class A	35,129	1,067,219
WESCO International, Inc. (c)	6,846	299,033

		1,366,252

Electric 3.6%
Ameren Corp.	18,319	791,930
American Electric Power Co., Inc.	8,803	512,951
CMS Energy Corp.	31,760	1,145,901
Consolidated Edison, Inc.	17,700	1,137,579
Dominion Resources, Inc.	6,511	440,404
DTE Energy Co.	7,651	613,534
Duke Energy Corp.	6,161	439,834

	Shares	Value
Electric (continued)
Edison International	23,635	$1,399,428
Entergy Corp.	17,655	1,206,896
Exelon Corp.	20,718	575,339
Great Plains Energy, Inc.	4,773	130,350
MDU Resources Group, Inc.	431	7,896
NextEra Energy, Inc.	4,894	508,438
OGE Energy Corp.	7,067	185,791
PG&E Corp.	9,479	504,188
Pinnacle West Capital Corp.	2,054	132,442
PPL Corp.	9,482	323,621
Public Service Enterprise Group, Inc.	47,321	1,830,849
Southern Co. (The)	10,843	507,344
Xcel Energy, Inc.	24,648	885,110

		13,279,825

Electrical Components & Equipment 0.4%
Emerson Electric Co.	10,750	514,172
Energizer Holdings, Inc.	27,546	938,217

		1,452,389

Electronics 0.8%
Agilent Technologies, Inc.	17,268	721,975
Arrow Electronics, Inc. (c)	6,163	333,911
Avnet, Inc.	9,697	415,420
Corning, Inc.	27,735	506,996
Jabil Circuit, Inc.	43,400	1,010,786

		2,989,088

Energy—Alternate Sources 0.3%
First Solar, Inc. (c)	16,044	1,058,744

Engineering & Construction 0.4%
AECOM (c)	35,142	1,055,314
Jacobs Engineering Group, Inc. (c)	8,792	368,825

		1,424,139

Entertainment 0.0%‡
Gaming and Leisure Properties, Inc.	4,561	126,796

Environmental Controls 0.2%
Clean Harbors, Inc. (c)	989	41,192
Waste Management, Inc.	10,717	571,966

		613,158

Finance—Consumer Loans 0.4%
SLM Corp. (c)	50,274	327,787
Synchrony Financial (c)	43,223	1,314,411

		1,642,198

Finance—Credit Card 0.3%
American Express Co.	7,315	508,758
Discover Financial Services	9,329	500,221

		1,008,979

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-17

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Finance—Investment Banker/Broker 0.3%
Charles Schwab Corp. (The)	13,288	$437,574
E*TRADE Financial Corp. (c)	391	11,589
Raymond James Financial, Inc.	12,522	725,900

		1,175,063

Finance—Mortgage Loan/Banker 0.6%
CoreLogic, Inc. (c)	27,108	917,877
FNF Group	39,236	1,360,312

		2,278,189

Finance—Other Services 0.5%
CME Group, Inc.	4,616	418,210
Intercontinental Exchange, Inc.	1,859	476,387
Nasdaq, Inc.	14,690	854,517

		1,749,114

Food 1.5%
Campbell Soup Co.	2,598	136,525
ConAgra Foods, Inc.	13,438	566,546
Flowers Foods, Inc.	30,430	653,941
Ingredion, Inc.	12,195	1,168,769
J.M. Smucker Co. (The)	2,707	333,881
Mondelez International, Inc. Class A	11,265	505,122
Pilgrim’s Pride Corp.	23,729	524,174
Sysco Corp.	408	16,728
Tyson Foods, Inc. Class A	32,316	1,723,412

		5,629,098

Forest Products & Paper 0.1%
Domtar Corp.	14,918	551,220

Gas 1.0%
AGL Resources, Inc.	464	29,608
Atmos Energy Corp.	1,225	77,224
CenterPoint Energy, Inc.	29,801	547,146
National Fuel Gas Co.	9,102	389,110
NiSource, Inc.	16,461	321,154
Sempra Energy	4,054	381,117
UGI Corp.	34,204	1,154,727
Vectren Corp.	22,393	949,911

		3,849,997

Hand & Machine Tools 0.0%‡
Kennametal, Inc.	4,644	89,165

Health Care—Products 1.5%
Baxter International, Inc.	13,388	510,752
Boston Scientific Corp. (c)	16,861	310,917
Danaher Corp.	5,430	504,338
DENTSPLY International, Inc.	10,223	622,070
Medtronic PLC	5,654	434,906

	Shares	Value
Health Care—Products (continued)
St. Jude Medical, Inc.	20,309	$1,254,487
Stryker Corp.	4,714	438,119
Thermo Fisher Scientific, Inc.	3,609	511,937
VWR Corp. (c)	32,879	930,804

		5,518,330

Health Care—Services 1.3%
Aetna, Inc.	5,235	566,008
Anthem, Inc.	4,066	566,963
HCA Holdings, Inc. (c)	8,527	576,681
Humana, Inc.	2,482	443,062
LifePoint Health, Inc. (c)	14,188	1,041,399
Quest Diagnostics, Inc.	6,966	495,561
UnitedHealth Group, Inc.	4,854	571,025
Universal Health Services, Inc. Class B	6,006	717,657

		4,978,356

Home Builders 0.1%
D.R. Horton, Inc.	6,459	206,882

Home Furnishing 0.2%
Whirlpool Corp.	4,262	625,960

Household Products & Wares 0.1%
Kimberly-Clark Corp.	3,985	507,290

Housewares 0.1%
Tupperware Brands Corp.	6,892	383,540

Insurance 5.6%
ACE, Ltd.	4,296	501,988
Aflac, Inc.	9,617	576,058
Alleghany Corp. (c)	1,019	487,011
Allstate Corp. (The)	9,122	566,385
American International Group, Inc.	9,388	581,774
American National Insurance Co.	5,600	572,712
AmTrust Financial Services, Inc.	15,920	980,354
Arch Capital Group, Ltd. (c)	1,295	90,326
Aspen Insurance Holdings, Ltd.	20,648	997,299
Assured Guaranty, Ltd.	39,763	1,050,936
Axis Capital Holdings, Ltd.	19,767	1,111,301
Berkshire Hathaway, Inc. Class B (c)	3,782	499,375
Chubb Corp. (The)	3,802	504,297
Endurance Specialty Holdings, Ltd.	3,938	251,993
Hanover Insurance Group, Inc. (The)	12,648	1,028,788
Hartford Financial Services Group, Inc. (The)	41,067	1,784,772
Lincoln National Corp.	29,516	1,483,474
Marsh & McLennan Cos., Inc.	7,955	441,105
MetLife, Inc.	12,077	582,232
Old Republic International Corp.	17,267	321,684

M-18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Principal Financial Group, Inc.	16,586	$746,038
Progressive Corp. (The)	39,911	1,269,170
Prudential Financial, Inc.	6,996	569,544
Reinsurance Group of America, Inc.	435	37,214
Travelers Cos., Inc. (The)	5,068	571,975
Validus Holdings, Ltd.	20,742	960,147
Voya Financial, Inc.	32,055	1,183,150
XL Group PLC	22,088	865,408

		20,616,510

Internet 0.5%
Expedia, Inc.	7,166	890,734
Match Group, Inc. (c)	31,917	432,475
Yahoo!, Inc. (c)	12,786	425,262

		1,748,471

Investment Management/Advisory Services 0.4%
BlackRock, Inc.	1,523	518,612
Franklin Resources, Inc.	14,061	517,726
Legg Mason, Inc.	13,013	510,500
Waddell & Reed Financial, Inc. Class A	253	7,251

		1,554,089

Iron & Steel 0.2%
Nucor Corp.	8,619	347,346
Reliance Steel & Aluminum Co.	3,146	182,185
Steel Dynamics, Inc.	4,098	73,231

		602,762

Leisure Time 0.8%
Brunswick Corp.	13,626	688,249
Carnival Corp.	10,505	572,312
Norwegian Cruise Line Holdings, Ltd. (c)	6,593	386,350
Royal Caribbean Cruises, Ltd.	11,514	1,165,332

		2,812,243

Machinery—Construction & Mining 0.1%
Caterpillar, Inc.	7,362	500,322

Machinery—Diversified 0.7%
AGCO Corp.	22,320	1,013,105
BWX Technologies, Inc.	20,441	649,410
Cummins, Inc.	5,762	507,114
Deere & Co.	5,634	429,705

		2,599,334

Media 2.0%
Cablevision Systems Corp. Class A	17,737	565,810
Comcast Corp. Class A	10,022	565,541
DISH Network Corp. Class A (c)	8,728	499,067
John Wiley & Sons, Inc. Class A	19,288	868,539
Liberty Broadband Corp. Class C (c)	3,437	178,243

	Shares	Value
Media (continued)
Liberty Media Corp. Class A (c)	5,408	$212,264
Liberty Media Corp. Class C (c)	10,406	396,260
News Corp. Class A	82,343	1,100,102
News Corp. Class B	67,135	937,205
Thomson Reuters Corp.	13,370	506,055
Time Warner, Inc.	7,854	507,918
Twenty-First Century Fox, Inc. Class A	15,979	433,990
Twenty-First Century Fox, Inc. Class B	18,249	496,920

		7,267,914

Metal Fabricate & Hardware 0.4%
Precision Castparts Corp.	1,887	437,803
Valmont Industries, Inc.	8,912	944,850

		1,382,653

Mining 0.4%
Newmont Mining Corp.	51,647	929,130
Southern Copper Corp.	20,252	528,982

		1,458,112

Miscellaneous—Manufacturing 0.7%
Carlisle Cos., Inc.	6,859	608,325
Eaton Corp. PLC	9,721	505,881
General Electric Co.	14,338	446,628
Trinity Industries, Inc.	41,948	1,007,591

		2,568,425

Office Equipment/Supplies 0.2%
Pitney Bowes, Inc.	12,066	249,163
Xerox Corp.	39,667	421,660

		670,823

Oil & Gas 3.7%
Anadarko Petroleum Corp.	9,004	437,414
Apache Corp.	10,219	454,439
Cheniere Energy, Inc. (c)	5,831	217,205
Chevron Corp.	4,843	435,676
Cimarex Energy Co.	2,501	223,539
Concho Resources, Inc. (c)	4,288	398,184
ConocoPhillips	9,446	441,034
Continental Resources, Inc. (c)	2,072	47,615
CVR Energy, Inc.	536	21,092
Denbury Resources, Inc.	90,852	183,521
Devon Energy Corp.	14,655	468,960
Diamondback Energy, Inc. (c)	171	11,440
EOG Resources, Inc.	6,262	443,287
EP Energy Corp. Class A (c)	18,217	79,790
EQT Corp.	3,491	181,986
Exxon Mobil Corp.	6,486	505,584
Helmerich & Payne, Inc.	647	34,647
Hess Corp.	16,444	797,205
HollyFrontier Corp.	27,343	1,090,712
Marathon Oil Corp.	18,983	238,996

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-19

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Oil & Gas (continued)
Marathon Petroleum Corp.	11,049	$572,780
Murphy Oil Corp.	18,600	417,570
Murphy USA, Inc. (c)	676	41,060
Newfield Exploration Co. (c)	15,388	501,033
Noble Energy, Inc.	15,345	505,311
Occidental Petroleum Corp.	6,526	441,223
Patterson-UTI Energy, Inc.	42,497	640,855
PBF Energy, Inc. Class A	2,053	75,571
Phillips 66	6,978	570,800
Pioneer Natural Resources Co.	5,906	740,494
QEP Resources, Inc.	6,845	91,723
Range Resources Corp.	150	3,691
SM Energy Co.	9,854	193,730
Tesoro Corp.	14,061	1,481,608
Valero Energy Corp.	7,976	563,983

		13,553,758

Oil & Gas Services 1.0%
Baker Hughes, Inc.	9,678	446,639
FMC Technologies, Inc. (c)	874	25,355
Halliburton Co.	12,850	437,414
NOW, Inc. (c)	25,368	401,322
RPC, Inc.	74,019	884,527
Schlumberger, Ltd.	6,291	438,797
Superior Energy Services, Inc.	70,421	948,571

		3,582,625

Packaging & Containers 0.4%
Crown Holdings, Inc. (c)	21,066	1,068,046
Graphic Packaging Holding Co.	34,889	447,626

		1,515,672

Pharmaceuticals 2.0%
Abbott Laboratories	11,323	508,516
Alkermes PLC (c)	5,325	422,698
Allergan PLC (c)	1,460	456,250
Baxalta, Inc.	14,329	559,261
Cardinal Health, Inc.	6,415	572,667
Endo International PLC (c)	89	5,448
Express Scripts Holding Co. (c)	6,578	574,983
Herbalife, Ltd. (c)	15,978	856,740
Johnson & Johnson	4,903	503,636
Merck & Co., Inc.	8,391	443,213
Mylan N.V. (c)	8,067	436,183
Perrigo Co. PLC	3,054	441,914
Pfizer, Inc.	17,532	565,933
Quintiles Transnational Holdings, Inc. (c)	12,660	869,236

		7,216,678

Pipelines 0.3%
Columbia Pipeline Group, Inc.	18,723	374,460
Kinder Morgan, Inc.	28,537	425,772

	Shares	Value
Pipelines (continued)
Spectra Energy Corp.	19,132	$458,020

		1,258,252

Real Estate 0.3%
Realogy Holdings Corp. (c)	26,860	984,956
RMR Group, Inc. (The) (c)	337	4,856

		989,812

Real Estate Investment Trusts 5.7%
Alexandria Real Estate Equities, Inc.	303	27,379
American Capital Agency Corp.	865	14,999
Annaly Capital Management, Inc.	16,743	157,049
Apartment Investment & Management Co. Class A	15,389	616,022
Apple Hospitality REIT, Inc.	25,045	500,149
AvalonBay Communities, Inc.	8,185	1,507,104
Brandywine Realty Trust	32,325	441,559
Brixmor Property Group, Inc.	16,612	428,922
Camden Property Trust	8,615	661,287
CBL & Associates Properties, Inc.	8,683	107,409
Columbia Property Trust, Inc.	16,903	396,882
Corporate Office Properties Trust	305	6,658
DDR Corp.	34,215	576,181
Digital Realty Trust, Inc.	6,867	519,282
Duke Realty Corp.	2,605	54,757
Empire State Realty Trust, Inc. Class A	20,266	366,207
Equity Commonwealth (c)	17,981	498,613
Equity Residential	6,293	513,446
Essex Property Trust, Inc.	2,213	529,814
General Growth Properties, Inc.	17,934	487,984
HCP, Inc.	15,269	583,887
Hospitality Properties Trust	19,542	511,023
Host Hotels & Resorts, Inc.	59,129	907,039
Kimco Realty Corp.	9,534	252,270
Liberty Property Trust	7,532	233,869
Macerich Co. (The)	4,288	345,999
Mid-America Apartment Communities, Inc.	7,391	671,177
National Retail Properties, Inc.	12,151	486,647
Northstar Realty Finance Corp.	9,458	161,070
Piedmont Office Realty Trust, Inc. Class A	12,486	235,736
Post Properties, Inc.	6,030	356,735
ProLogis, Inc.	19,842	851,619
Public Storage	2,026	501,840
Realty Income Corp.	7,294	376,589
Regency Centers Corp.	3,863	263,148
Retail Properties of America, Inc. Class A	26,377	389,588
Senior Housing Properties Trust	25,388	376,758
SL Green Realty Corp.	2,434	274,993
Taubman Centers, Inc.	6,180	474,130
UDR, Inc.	18,300	687,531
Ventas, Inc.	17,164	968,564
VEREIT, Inc.	85,096	673,960

M-20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (continued)
Vornado Realty Trust	6,564	$656,137
Weingarten Realty Investors	9,862	341,028
Welltower, Inc.	5,095	346,613
Weyerhaeuser Co.	14,503	434,800
WP Carey, Inc.	750	44,250
WP Glimcher, Inc.	9,616	102,026

		20,920,729

Retail 1.6%
Best Buy Co., Inc.	36,742	1,118,794
CVS Health Corp.	5,125	501,071
Darden Restaurants, Inc.	5,220	332,201
GameStop Corp. Class A	16,233	455,173
Kohl’s Corp.	3,526	167,943
Liberty Interactive Corp. QVC Group Class A (c)	6,692	182,825
Nu Skin Enterprises, Inc. Class A	17,384	658,680
Staples, Inc.	17,453	165,280
Target Corp.	7,852	570,134
Wal-Mart Stores, Inc.	9,417	577,262
Walgreens Boots Alliance, Inc.	5,082	432,758
World Fuel Services Corp.	21,191	815,006

		5,977,127

Savings & Loans 0.3%
New York Community Bancorp, Inc.	63,821	1,041,559

Semiconductors 2.0%
Broadcom Corp. Class A	8,771	507,139
Cree, Inc. (c)	37,808	1,008,339
Intel Corp.	16,416	565,531
Maxim Integrated Products, Inc.	23,555	895,090
Micron Technology, Inc. (c)	39,025	552,594
NVIDIA Corp.	54,610	1,799,946
ON Semiconductor Corp. (c)	86,634	849,013
QUALCOMM, Inc.	11,620	580,826
Teradyne, Inc.	36,828	761,235

		7,519,713

Software 1.2%
Activision Blizzard, Inc.	26,710	1,033,944
Allscripts Healthcare Solutions, Inc. (c)	63,960	983,705
First Data Corp. Class A (c)	4,536	72,667
Microsoft Corp.	10,300	571,444
Nuance Communications, Inc. (c)	55,817	1,110,200
Oracle Corp.	15,582	569,210

		4,341,170

Telecommunications 1.7%
AT&T, Inc.	14,637	503,659
CenturyLink, Inc.	37,796	950,947

	Shares	Value
Telecommunications (continued)
Cisco Systems, Inc.	21,203	$575,768
EchoStar Corp. Class A (c)	11,900	465,409
Juniper Networks, Inc.	46,621	1,286,740
T-Mobile U.S., Inc. (c)	12,828	501,831
Telephone & Data Systems, Inc.	36,296	939,703
United States Cellular Corp. (c)	7,107	290,037
♦Verizon Communications, Inc.	12,303	568,645

		6,082,739

Transportation 0.4%
CSX Corp.	16,992	440,942
FedEx Corp.	3,841	572,271
Norfolk Southern Corp.	5,079	429,633

		1,442,846

Trucking & Leasing 0.1%
AMERCO	605	235,647

Utilities 0.1%
Avangrid, Inc. (c)	14,143	543,091

Water 0.1%
American Water Works Co., Inc.	4,200	250,950

Total Common Stocks (Cost $205,835,409)		221,184,951

Exchange-Traded Funds 6.8% (d)
♦iShares Intermediate Credit Bond Fund	34,661	3,718,432
♦iShares Intermediate Government / Credit Bond Fund	22,622	2,478,466
♦iShares Russell 1000 Value Index Fund	46,035	4,504,985
S&P 500 Index—SPDR Trust Series 1	4,297	876,115
♦S&P Midcap 400 Index—Midcap SPDR Trust Series 1	9,249	2,350,079
♦Vanguard Mid-Cap Value	128,104	11,010,539

Total Exchange-Traded Funds (Cost $24,595,569)		24,938,616

	Number of Rights
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR Expires 1/30/19 (c)(e)(f)	9,999	10,148
Safeway PDC, LLC CVR Expires 1/30/17 (c)(e)(f)	9,999	488

Total Rights (Cost $10,636)		10,636

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-21

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Short-Term Investment 0.3%
Repurchase Agreement 0.3%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $1,248,789 (Collateralized by United States Treasury securities with a rate 2.00% and maturity dates between 7/31/20 and 9/30/20, with a Principal Amount of $1,260,000 and a Market Value of $1,282,638)	$1,248,785	$1,248,785

Total Short-Term Investment (Cost $1,248,785)		1,248,785

Total Investments (Cost $351,990,122) (g)	99.9%	367,084,597
Other Assets, Less Liabilities	0.1	190,334
Net Assets	100.0%	$367,274,931

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2015.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Non-income producing security.

(d)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(e)	Illiquid security—As of December 31, 2015, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $10,636, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, the total market value of these securities was $10,636, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(g)	As of December 31, 2015, cost was $354,370,997 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$24,734,669
Gross unrealized depreciation	(12,021,069)

Net unrealized appreciation	$12,713,600

As of December 31, 2015, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	6	March 2016	$1,303,406	$(1,522)
5-Year United States Treasury Note	(8)	March 2016	(946,563)	2,783
10-Year United States Treasury Note	37	March 2016	4,658,532	(9,877)
			$5,015,375	$(8,616)

1.	As of December 31, 2015, cash in the amount of $50,316 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2015.

The following abbreviations are used in the preceding pages:

CVR—Contingent Value Right

SPDR—Standard & Poor’s Depositary Receipt

M-22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$6,821,541	$—	$6,821,541
Corporate Bonds	—	56,173,839	—	56,173,839
Foreign Government Bonds	—	561,038	—	561,038
Mortgage-Backed Securities	—	2,837,179	—	2,837,179
U.S. Government & Federal Agencies	—	53,308,012	—	53,308,012

Total Long-Term Bonds	—	119,701,609	—	119,701,609

Common Stocks	221,184,951	—	—	221,184,951
Exchange-Traded Funds	24,938,616	—	—	24,938,616
Rights (b)	—	—	10,636	10,636
Short-Term Investment
Repurchase Agreement	—	1,248,785	—	1,248,785

Total Investments in Securities	246,123,567	120,950,394	10,636	367,084,597

Other Financial Instruments
Futures Contracts Short (c)	2,783	—	—	2,783

Total Investments in Securities and Other Financial Instruments	$246,126,350	$120,950,394	$10,636	$367,087,380

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (c)	$(11,399)	$—	$—	$(11,399)

Total Other Financial Instruments	$(11,399)	$—	$—	$(11,399)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $10,636 are held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases (a)	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2015 (b)
Rights
Food & Staples Retailing	$—	$—	$—	$—	$10,636	$—	$—	$—	$10,636	$—

Total	$—	$—	$—	$—	$10,636	$—	$—	$—	$10,636	$—

(a)	Purchases include securities received through a corporate action.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-23

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $351,990,122)	$367,084,597
Cash	127,543
Cash collateral on deposit at broker	50,316
Receivables:
Investment securities sold	8,519,403
Dividends and interest	959,852
Fund shares sold	165,066
Variation margin on futures contracts	10,141

Total assets	376,916,918

Liabilities
Payables:
Investment securities purchased	9,120,998
Manager (See Note 3)	216,962
Fund shares redeemed	150,747
NYLIFE Distributors (See Note 3)	75,388
Professional fees	30,933
Shareholder communication	23,130
Custodian	21,666
Trustees	526
Accrued expenses	1,637

Total liabilities	9,641,987

Net assets	$367,274,931

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,293
Additional paid-in capital	336,492,634

336,519,927
Undistributed net investment income	4,904,113
Accumulated net realized gain (loss) on investments and futures transactions	10,765,032
Net unrealized appreciation (depreciation) on investments and futures contracts	15,085,859

Net assets	$367,274,931

Initial Class
Net assets applicable to outstanding shares	$14,037,399

Shares of beneficial interest outstanding	1,034,627

Net asset value per share outstanding	$13.57

Service Class
Net assets applicable to outstanding shares	$353,237,532

Shares of beneficial interest outstanding	26,258,744

Net asset value per share outstanding	$13.45

M-24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$5,594,834
Interest	2,845,139

Total income	8,439,973

Expenses
Manager (See Note 3)	2,628,869
Distribution and service—Service Class (See Note 3)	902,869
Custodian	84,639
Professional fees	53,772
Shareholder communication	51,144
Trustees	7,417
Miscellaneous	13,628

Total expenses	3,742,338

Net investment income (loss)	4,697,635

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	12,893,524
Futures transactions	(258,789)

Net realized gain (loss) on investments and futures transactions	12,634,735

Net change in unrealized appreciation (depreciation) on:
Investments	(28,459,714)
Futures contracts	20,191

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(28,439,523)

Net realized and unrealized gain (loss) on investments and futures transactions	(15,804,788)

Net increase (decrease) in net assets resulting from operations	$(11,107,153)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,934.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-25

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,697,635	$3,554,168
Net realized gain (loss) on investments and futures transactions	12,634,735	22,987,503
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(28,439,523)	6,196,327

Net increase (decrease) in net assets resulting from operations	(11,107,153)	32,737,998

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(157,060)	(121,642)
Service Class	(3,201,706)	(2,273,042)

	(3,358,766)	(2,394,684)

From net realized gain on investments:
Initial Class	(886,186)	(951,098)
Service Class	(22,427,065)	(22,387,328)

	(23,313,251)	(23,338,426)

Total dividends and distributions to shareholders	(26,672,017)	(25,733,110)

Capital share transactions:
Net proceeds from sale of shares	73,649,384	57,269,683
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	26,672,017	25,733,110
Cost of shares redeemed	(48,208,306)	(30,409,910)

Increase (decrease) in net assets derived from capital share transactions	52,113,095	52,592,883

Net increase (decrease) in net assets	14,333,925	59,597,771

Net Assets
Beginning of year	352,941,006	293,343,235

End of year	$367,274,931	$352,941,006

Undistributed net investment income at end of year	$4,904,113	$3,565,244

M-26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013		2012		2011
Net asset value at beginning of year	$15.04	$14.72	$12.22		$11.02		$10.91

Net investment income (loss) (a)	0.22	0.20	0.17		0.19		0.17
Net realized and unrealized gain (loss) on investments	(0.61)	1.35	2.48		1.17		0.12

Total from investment operations	(0.39)	1.55	2.65		1.36		0.29

Less dividends and distributions:
From net investment income	(0.16)	(0.14)	(0.15)		(0.16)		(0.18)
From net realized gain on investments	(0.92)	(1.09)	—		—		—

Total dividends and distributions	(1.08)	(1.23)	(0.15)		(0.16)		(0.18)

Net asset value at end of year	$13.57	$15.04	$14.72		$12.22		$11.02

Total investment return	(2.59%)	10.88%	21.87%		12.32%		2.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49%	1.33%	1.27%		1.62%		1.57%
Net expenses	0.76%	0.76%	0.77%		0.78%		0.78%
Expenses (before waiver/reimbursement)	0.76%	0.76%	0.78%		0.83%		0.83%
Portfolio turnover rate	214%	171%	162	%(b)	202	%(b)	241	%(b)
Net assets at end of year (in 000’s)	$14,037	$14,274	$13,017		$10,075		$9,492

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 159%, 195% and 238% for the years ended December 31, 2013, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2015 and 2014.

	Service Class
	Year ended December 31,
	2015	2014	2013		2012		2011
Net asset value at beginning of year	$14.92	$14.63	$12.15		$10.97		$10.85

Net investment income (loss) (a)	0.18	0.16	0.14		0.16		0.15
Net realized and unrealized gain (loss) on investments	(0.60)	1.33	2.47		1.16		0.12

Total from investment operations	(0.42)	1.49	2.61		1.32		0.27

Less dividends and distributions:
From net investment income	(0.13)	(0.11)	(0.13)		(0.14)		(0.15)
From net realized gain on investments	(0.92)	(1.09)	—		—		—

Total dividends and distributions	(1.05)	(1.20)	(0.13)		(0.14)		(0.15)

Net asset value at end of year	$13.45	$14.92	$14.63		$12.15		$10.97

Total investment return	(2.83%)	10.60%	21.57%		12.04%		2.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	1.09%	1.02%		1.37%		1.32%
Net expenses	1.01%	1.01%	1.02%		1.03%		1.03%
Expenses (before waiver/reimbursement)	1.01%	1.01%	1.03%		1.08%		1.08%
Portfolio turnover rate	214%	171%	162	%(b)	202	%(b)	241	%(b)
Net assets at end of year (in 000’s)	$353,238	$338,667	$280,326		$191,296		$160,176

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 159%, 195% and 238% for the years ended December 31, 2013, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2015 and 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-27

MainStay VP Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	0.22%	3.17%	4.61%	0.53%
Service Class Shares	–0.03	2.91	4.35	0.78

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[2]	0.55%	3.25%	4.51%
Average Lipper Variable Products Core Bond Portfolio[3]	–0.01	3.22	4.21

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Core Bond Portfolio is representative of portfolios that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These portfolios maintain dollar-weighted average maturities of five to ten years. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-28	MainStay VP Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,003.90	$2.63	$1,022.60	$2.65

Service Class Shares	$1,000.00	$1,002.60	$3.94	$1,021.30	$3.97

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.52% for Initial Class and 0.78% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-29

Portfolio Composition as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-33 for specific holdings within these categories.

Top Ten Issuers Held as of December 31, 2015 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.237%–7.50%, due 5/1/16–1/1/46

2.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–7.00%, due 7/15/31–1/1/46

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.393%–7.00%, due 7/1/17–1/1/46

4.	United States Treasury Notes, 0.625%–1.75%, due 12/31/16–12/31/20

5.	United States Treasury Bonds, 2.875%–5.375%, due 2/15/31–8/15/45
6.	Federal National Mortgage Association, 1.00%–1.875%, due 12/28/17–11/30/20

7.	Goldman Sachs Group, Inc. (The), 2.75%–6.25%, due 4/1/18–5/22/45

8.	Morgan Stanley, 2.80%–5.625%, due 9/23/19–9/8/26

9.	COMM Mortgage Trust, 1.326%–5.989%, due 6/8/30–12/10/49

10.	Visa, Inc., 3.15%–4.30%, due 12/14/25–12/14/45

M-30	MainStay VP Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Bond Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Bond Portfolio returned 0.22% for Initial Class shares and –0.03% for Service Class shares. Over the same period, both share classes underperformed the 0.55% return of the Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index. Initial Class shares outperformed—and Service Class shares underperformed—the –0.01% return of the Average Lipper1 Variable Products Core Bond Portfolio for the 12 months ended December 31, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio maintained overweight positions relative to the Barclays U.S. Aggregate Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. At the end of the reporting period, the Portfolio held an overweight position in mortgage-backed securities, but the Portfolio was underweight in mortgage-backed securities in the first and second quarters of 2015. The allocation to corporate bonds had the largest positive impact on performance. Sector allocation and security selection within financials provided the lion’s share of this performance. Our sector allocation within industrials was more mixed. Energy and basic materials were underperforming sectors of the Portfolio and in the market, which hurt relative performance. Consumer cyclicals and noncyclicals benefited performance.

Our allocations to mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities had more modest but positive impacts on performance. By being overweight these sectors we earned additional yield in the Portfolio. The Portfolio also tended to be overweight agency debentures. Security selection added modestly to performance.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Derivatives were used to manage the duration of the Portfolio. During the reporting period, interest-rate futures were bought and sold to bring the Portfolio’s duration to the Portfolio management team’s target. The Portfolio’s derivative positions detracted slightly from the Portfolio’s performance during the reporting period.

What was the Portfolio’s duration2 strategy during the reporting period?

As of December 31, 2015, the Portfolio’s duration was 5.48 years, which was slightly longer than the 5.41-year duration of the Barclays U.S. Aggregate Bond Index. The duration of the Portfolio was managed within 18 basis points of its benchmark throughout the reporting period. (A basis point is one-hundredth of a percentage point.) During the second and third quarters, the Portfolio had a slightly short duration position. This resulted in a slight drag on performance because of a combination of yield and a modest rally in rates.

In the fourth quarter, the Portfolio had a modestly long duration. After the Federal Reserve failed to raise the target federal funds range at its September meeting, we expected rates to move lower. Rates rose through October, leading us to bring the Portfolio’s duration more in line with that of the benchmark. This had a slightly negative impact on the Portfolio’s performance.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Throughout the year expectations for U.S. real gross domestic product growth fluctuated. When the economy appeared strong, expectations that the Federal Open Market Committee (FOMC) would raise rates increased. When the economy appeared to be weakening, expectations were that the FOMC would delay raising rates. Generally speaking, sentiment improved when the market believed that the economy was stronger and that the FOMC would begin to raise rates. During these periods, we generally increased our exposure to risky assets.

A record amount of issuance in corporate bonds weighed on corporate bond spreads3 throughout the year. This was especially so when liquidity declined during the summer holiday season. Our anticipation of this weakness led us to decrease our corporate bond

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-31

exposure with the expectation that a busy new-issue calendar in the fall would provide attractive opportunities.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

The financials sector made the largest positive contribution to the Portfolio’s performance. (Contributions take weightings and total returns into account.) Within financials, the Portfolio’s overweight position in banks had the largest positive impact on relative performance. Also in financials, the Portfolio’s overweight positions in finance companies, insurance companies and REITs also benefited performance.

Within industrials, our weightings in energy and basic materials detracted from the Portfolio’s performance. Both of these sectors suffered because of the collapse in commodity prices. Much of the Portfolio’s relative underperformance in the energy sector can be traced to its midstream holdings.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period we added to the Portfolio’s energy holdings. Within energy, we specifically added to investment-grade oilfield services companies and independent energy companies. We viewed wider spreads as opportunities to add to select investment-grade companies. This positioning detracted slightly from the Portfolio’s performance, however, since credit spreads continued to widen throughout the reporting period.

During the second half of 2015, we reduced the Portfolio’s exposure to metals/mining company Teck Resources. The securities traded lower along with the decline in commodity prices. The company was downgraded to non-investment grade during the reporting period. We estimate that the position led to five basis points of underperformance relative to the Barclays U.S. Aggregate Bond Index.

How did the Portfolio’s sector weightings change during the reporting period?

Throughout the reporting period, we maintained overweight positions in corporate bonds, commercial mortgage-backed securities and asset-backed securities. Our overweight position in corporate bonds varied throughout 2015. During the second and third quarters we reduced our overweight position in anticipation of lower liquidity over the summer and higher new-issue supply. Late in the third quarter, we raised our exposure to corporate bonds after credit spreads widened. We maintained an overweight near 10% in the corporate sector for the balance of the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the Portfolio maintained overweight positions relative to the Barclays U.S. Aggregate Bond Index in corporate bonds, agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. As of the same date, the Portfolio held an underweight position relative to the Index in U.S. Treasury securities. As of the same date, corporate bonds made up the largest overweight position in the Portfolio, at nearly 11% of net assets. As of December 31, 2015, asset-backed securities was the Portfolio’s next most substantially overweight position at nearly 8% of net assets. As of the same date, the Portfolio’s underweight position in U.S. Treasury securities accounted for 28% of net assets.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-32	MainStay VP Bond Portfolio

Portfolio of Investments December 31, 2015

	Principal Amount	Value
Long-Term Bonds 100.2%† Asset-Backed Securities 8.5%
Auto Floor Plan 0.6%
CNH Wholesale Master Note Trust Series 2013-2A, Class A 0.931%, due 8/15/19 (a)(b)	$4,200,000	$4,194,739
Ford Credit Floorplan Master Owner Trust A Series 2013-4, Class A2 0.88%, due 6/15/20 (a)	1,600,000	1,598,021

		5,792,760

Automobile 0.6%
Chesapeake Funding LLC Series 2013-1A, Class A 0.719%, due 1/7/25 (a)(b)	993,203	992,773
Ford Credit Auto Lease Trust Series 2015-B, Class A3 1.38%, due 12/15/18	1,200,000	1,192,901
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, due 9/23/19	1,200,000	1,190,154
Nissan Auto Lease Trust Series 2014-B, Class A3 1.12%, due 9/15/17	2,600,000	2,593,233
Nissan Auto Receivables Owner Trust Series 2015-C, Class A3 1.37%, due 5/15/20	600,000	595,851

		6,564,912

Credit Cards 0.5%
American Express Issuance Trust II Series 2013-2, Class A 0.761%, due 8/15/19 (a)	1,200,000	1,200,353
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.723%, due 9/10/20 (a)	1,500,000	1,498,696
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.761%, due 7/15/21 (a)	2,200,000	2,197,362

		4,896,411

Home Equity 0.2%
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (c)	240,066	242,760
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (c)	1,303,624	765,843

	Principal Amount	Value
Home Equity (continued)
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.261%, due 6/25/33 (c)	$1,357,771	$1,386,189

		2,394,792

Other ABS 6.6%
Apartment Investment & Management Co. CLO Series 2014-AA, Class A 1.827%, due 7/20/26 (a)(b)	2,100,000	2,079,021
Apidos CDO Series 2013-14A, Class A 1.439%, due 4/15/25 (a)(b)	5,300,000	5,177,040
Ares CLO, Ltd. Series 2013-2A, Class A1 1.544%, due 7/28/25 (a)(b)	2,600,000	2,558,140
Babson CLO, Ltd. Series 2013-IA, Class A 1.387%, due 4/20/25 (a)(b)	5,400,000	5,299,884
Carlyle Global Market Strategies Series 2014-2A, Class A 1.791%, due 5/15/25 (a)(b)	3,200,000	3,170,656
Cedar Funding, Ltd. Series 2014-4A, Class A1 1.794%, due 10/23/26 (a)(b)	2,600,000	2,568,904
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (c)	249,877	254,055
Dryden Senior Loan Fund Series 2014-31A, Class A 1.637%, due 4/18/26 (a)(b)	4,300,000	4,235,199
Equity One Mortgage Pass-Through Trust Series 2003-4, Class AF6 5.333%, due 10/25/34 (c)	327,919	330,974
Galaxy XVII CLO, Ltd. Series 2014-17A, Class A 1.769%, due 7/15/26 (a)(b)	4,200,000	4,139,310
Highbridge Loan Management, Ltd Series 6A-2015, Class A 1.754%, due 5/5/27 (a)(b)	1,000,000	986,502
Hilton Grand Vacations Trust Series 2013-A, Class A 2.28%, due 1/25/26 (b)	1,881,943	1,858,143
Jamestown CLO, Ltd. Series 2013-3A, Class A1A 1.739%, due 1/15/26 (a)(b)	4,600,000	4,477,410

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2015, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-33

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
Other ABS (continued)
JPMorgan Mortgage Acquisition Corp. Series 2007-CH2, Class AF3 3.422%, due 1/25/37 (c)	$903,665	$614,144
Magnetite VIII, Ltd. Series 2014-8A, Class A 1.769%, due 4/15/26 (a)(b)	4,000,000	3,960,280
Magnetite XII, Ltd. Series 2015-12A, Class A 1.789%, due 4/15/27 (a)(b)	500,000	497,090
MVW Owner Trust Series 2014-1A, Class A 2.25%, due 9/22/31 (b)	885,915	876,594
Neuberger Berman CLO, Ltd. Series 2015-19A, Class A1 1.709%, due 7/15/27 (a)(b)	4,300,000	4,244,225
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.489%, due 1/15/25 (a)(b)	4,100,000	4,012,137
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1 1.774%, due 11/18/26 (a)(b)	5,200,000	5,123,664
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.62%, due 2/20/25 (a)(b)	4,000,000	3,946,520
RAMP Trust Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (c)	69,410	71,404
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.459%, due 4/15/25 (a)(b)	4,100,000	4,013,285
Sierra Receivables Funding Co. LLC Series 2014-1A, Class A 2.07%, due 3/20/30 (b)	983,894	975,758
Voya CLO, Ltd. Series 2014-2A, Class A1 1.739%, due 7/17/26 (a)(b)	1,400,000	1,387,946
Series 2014-1A, Class A1 1.787%, due 4/18/26 (a)(b)	2,640,000	2,615,659

		69,473,944

Total Asset-Backed Securities (Cost $90,883,709)		89,122,819

Corporate Bonds 38.9%
Aerospace & Defense 0.4%
BAE Systems PLC 4.75%, due 10/11/21 (b)	2,000,000	2,128,692
Lockheed Martin Corp. 4.70%, due 5/15/46	2,375,000	2,432,881

		4,561,573

	Principal Amount	Value
Auto Manufacturers 1.5%
Daimler Finance North America LLC 2.375%, due 8/1/18 (b)	$1,725,000	$1,727,600
3.875%, due 9/15/21 (b)	1,625,000	1,688,068
Ford Motor Credit Co. LLC 2.551%, due 10/5/18	2,850,000	2,829,762
3.157%, due 8/4/20	3,000,000	2,989,488
3.219%, due 1/9/22	1,975,000	1,933,035
General Motors Financial Co., Inc. 3.10%, due 1/15/19	1,450,000	1,447,893
3.20%, due 7/13/20	3,000,000	2,953,809

		15,569,655

Banks 9.9%
Bank of America Corp. 2.625%, due 10/19/20	1,775,000	1,752,672
3.30%, due 1/11/23	2,425,000	2,386,988
5.00%, due 1/21/44	4,750,000	4,957,527
5.625%, due 7/1/20	925,000	1,027,461
BB&T Corp. 0.989%, due 2/1/19 (a)	3,525,000	3,494,449
Citigroup, Inc. 4.65%, due 7/30/45	4,000,000	4,059,192
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 4.375%, due 8/4/25	2,000,000	2,034,106
5.25%, due 8/4/45	4,000,000	4,191,560
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, due 12/10/20 (b)	4,000,000	3,981,832
Discover Bank 3.10%, due 6/4/20	2,650,000	2,656,013
♦Goldman Sachs Group, Inc. (The) 2.75%, due 9/15/20	3,500,000	3,497,700
4.25%, due 10/21/25	7,000,000	6,946,499
5.15%, due 5/22/45	2,475,000	2,404,180
5.375%, due 3/15/20	850,000	933,761
6.15%, due 4/1/18	1,250,000	1,357,395
6.25%, due 2/1/41	550,000	656,041
HBOS PLC 6.75%, due 5/21/18 (b)	7,547,000	8,231,166
HSBC Bank USA N.A. 4.875%, due 8/24/20	1,500,000	1,637,622
HSBC USA, Inc. 1.474%, due 9/24/18 (a)	2,800,000	2,802,279
Huntington National Bank (The) 2.20%, due 11/6/18	2,275,000	2,268,712
2.875%, due 8/20/20	3,225,000	3,200,303
JPMorgan Chase & Co. 2.55%, due 10/29/20	2,875,000	2,850,876
3.875%, due 9/10/24	2,000,000	1,989,488
5.40%, due 1/6/42	2,425,000	2,726,828

M-34	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Korea Development Bank (The) 3.875%, due 5/4/17	$1,300,000	$1,333,397
♦Morgan Stanley 2.80%, due 6/16/20	2,450,000	2,457,791
4.00%, due 7/23/25	1,850,000	1,905,082
4.35%, due 9/8/26	4,025,000	4,038,158
5.50%, due 1/26/20	800,000	880,730
5.625%, due 9/23/19	5,300,000	5,849,075
Nordea Bank AB 4.25%, due 9/21/22 (b)	3,735,000	3,826,022
Santander UK PLC 5.00%, due 11/7/23 (b)	6,477,000	6,742,240
UBS Group Funding Jersey, Ltd. 4.125%, due 9/24/25 (b)	4,700,000	4,695,126

		103,772,271

Beverages 0.4%
PepsiCo, Inc. 4.45%, due 4/14/46	4,050,000	4,183,460

Building Materials 0.7%
CRH America, Inc. 5.125%, due 5/18/45 (b)	3,200,000	3,201,834
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	3,775,000	3,734,392

		6,936,226

Chemicals 1.1%
Airgas, Inc. 2.375%, due 2/15/20	2,000,000	1,976,318
Cabot Corp. 5.00%, due 10/1/16	2,100,000	2,151,782
NewMarket Corp. 4.10%, due 12/15/22	5,536,000	5,508,918
NOVA Chemicals Corp. 5.00%, due 5/1/25 (b)	2,140,000	2,065,100

		11,702,118

Commercial Services 0.6%
Experian Finance PLC 2.375%, due 6/15/17 (b)	6,769,000	6,734,613

Computers 0.3%
Hewlett-Packard Enterprise Co. 3.60%, due 10/15/20 (b)	3,600,000	3,608,262

Diversified Financial Services 0.2%
GE Capital International Funding Co. 4.418%, due 11/15/35 (b)	918,000	936,802

	Principal Amount	Value
Diversified Financial Services (continued)
General Electric Capital Corp. 4.375%, due 9/16/20	$659,000	$715,395
4.65%, due 10/17/21	179,000	198,183
5.875%, due 1/14/38	287,000	351,162

		2,201,542

Electric 3.1%
Ameren Corp. 3.65%, due 2/15/26	3,500,000	3,484,169
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,030,492
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,454,157
Duke Energy Progress Inc. 6.125%, due 9/15/33	500,000	601,041
Electricite de France S.A. 2.35%, due 10/13/20 (b)	2,200,000	2,165,790
Entergy Corp. 4.00%, due 7/15/22	3,700,000	3,774,659
Exelon Corp. 2.85%, due 6/15/20	1,825,000	1,815,023
5.10%, due 6/15/45 (b)	3,000,000	3,021,882
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	5,000,000	5,068,375
Great Plains Energy, Inc. 4.85%, due 6/1/21	385,000	413,483
Kansas City Power & Light Co. 7.15%, due 4/1/19	900,000	1,037,258
Nisource Finance Corp. 4.80%, due 2/15/44	1,325,000	1,346,711
5.65%, due 2/1/45	1,800,000	2,068,870
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	2,932,812
Union Electric Co. 6.70%, due 2/1/19	1,500,000	1,704,495

		32,919,217

Electronics 0.2%
Amphenol Corp. 3.125%, due 9/15/21	1,700,000	1,680,902

Finance—Credit Card 1.7%
American Express Credit Corp. 1.083%, due 3/18/19 (a)	3,100,000	3,063,808
Discover Financial Services 3.85%, due 11/21/22	3,302,000	3,271,876
5.20%, due 4/27/22	350,000	374,269
♦Visa, Inc. 3.15%, due 12/14/25	7,000,000	7,008,652
4.30%, due 12/14/45	4,000,000	4,058,236

		17,776,841

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-35

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Other Services 0.3%
Intercontinental Exchange, Inc. 2.75%, due 12/1/20	$3,125,000	$3,124,225

Food 0.5%
Ingredion, Inc. 1.80%, due 9/25/17	1,600,000	1,585,424
4.625%, due 11/1/20	2,150,000	2,260,663
Kroger Co. (The) 7.70%, due 6/1/29	1,000,000	1,311,419

		5,157,506

Gas 0.2%
Sempra Energy 2.30%, due 4/1/17	1,725,000	1,735,031

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	1,150,000	1,171,124

Health Care—Products 0.9%
Becton Dickinson & Co. 2.675%, due 12/15/19	4,000,000	4,021,776
4.685%, due 12/15/44	4,000,000	4,035,644
Medtronic, Inc. 2.50%, due 3/15/20	1,275,000	1,284,046

		9,341,466

Home Furnishing 0.2%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	2,475,000	2,469,384

Insurance 1.8%
ACE INA Holdings, Inc. 4.35%, due 11/3/45	2,275,000	2,311,700
Assurant, Inc. 2.50%, due 3/15/18	2,500,000	2,495,882
AXIS Specialty Finance PLC 5.15%, due 4/1/45	3,950,000	3,874,196
Farmers Exchange Capital III 5.454%, due 10/15/54 (a)(b)	3,000,000	2,915,637
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	4,944,000	5,412,454
Voya Financial, Inc. 2.90%, due 2/15/18	1,350,000	1,364,594

		18,374,463

Iron & Steel 0.4%
Carpenter Technology Corp. 4.45%, due 3/1/23	1,825,000	1,753,383

	Principal Amount	Value
Iron & Steel (continued)
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	$2,300,000	$2,140,976

		3,894,359

Machinery—Diversified 0.1%
Deere & Co. 5.375%, due 10/16/29	1,100,000	1,276,292

Media 1.6%
21st Century Fox America, Inc. 6.40%, due 12/15/35	2,500,000	2,879,565
CCO Safari II LLC 3.579%, due 7/23/20 (b)	4,750,000	4,721,543
4.908%, due 7/23/25 (b)	4,375,000	4,370,743
NBCUniversal Media LLC 4.375%, due 4/1/21	4,300,000	4,670,789

		16,642,640

Mining 0.5%
Barrick Gold Corp. 4.10%, due 5/1/23	996,000	854,429
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	2,750,000	2,496,315
Yamana Gold, Inc. 4.95%, due 7/15/24	2,850,000	2,416,751

		5,767,495

Miscellaneous—Manufacturing 0.2%
Carlisle Cos., Inc. 6.125%, due 8/15/16	2,500,000	2,567,285

Oil & Gas 2.9%
BP Capital Markets PLC 3.062%, due 3/17/22	2,750,000	2,694,678
Continental Resources, Inc. 3.80%, due 6/1/24	3,975,000	2,800,097
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	2,900,000	2,901,311
Marathon Petroleum Corp. 5.00%, due 9/15/54	2,700,000	2,162,549
Nabors Industries, Inc. 5.00%, due 9/15/20	4,250,000	3,728,835
Petroleos Mexicanos 3.125%, due 1/23/19	2,275,000	2,200,812
3.50%, due 1/30/23	1,575,000	1,374,188
5.75%, due 3/1/18	2,000,000	2,082,000
Shell International Finance B.V. 4.375%, due 5/11/45	5,000,000	4,720,335
Valero Energy Corp. 4.90%, due 3/15/45	6,000,000	5,003,250
6.625%, due 6/15/37	550,000	552,981

		30,221,036

M-36	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services 1.1%
Halliburton Co. 2.70%, due 11/15/20	$925,000	$914,314
3.80%, due 11/15/25	3,225,000	3,140,254
5.00%, due 11/15/45	3,000,000	2,965,629
Schlumberger Holdings Corp. 3.00%, due 12/21/20 (b)	5,000,000	4,935,405

		11,955,602

Pharmaceuticals 1.9%
Actavis Funding SCS 2.45%, due 6/15/19	1,300,000	1,285,944
3.80%, due 3/15/25	3,025,000	3,009,551
AstraZeneca PLC 3.375%, due 11/16/25	2,975,000	2,953,455
Bayer U.S. Finance LLC 3.00%, due 10/8/21 (b)	4,550,000	4,588,411
McKesson Corp. 4.883%, due 3/15/44	3,025,000	3,023,491
Perrigo Finance PLC 3.50%, due 12/15/21	4,742,000	4,609,172

		19,470,024

Pipelines 2.0%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	5,975,000	5,511,896
6.50%, due 2/1/42	1,300,000	1,057,283
Enterprise Products Operating LLC 5.10%, due 2/15/45	3,600,000	3,015,497
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	333,844
Kinder Morgan, Inc. 3.05%, due 12/1/19	4,500,000	4,164,808
Phillips 66 Partners, L.P. 3.605%, due 2/15/25	1,925,000	1,655,960
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	2,750,000	2,702,040
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	2,350,000	2,088,772

		20,530,100

Real Estate 0.1%
WEA Finance LLC / Westfield UK & Europe Finance PLC 2.70%, due 9/17/19 (b)	1,450,000	1,438,055

Real Estate Investment Trusts 1.0%
American Campus Communities Operating Partnership, L.P. 3.35%, due 10/1/20	2,350,000	2,346,576

	Principal Amount	Value
Real Estate Investment Trusts (continued)
DDR Corp. 4.625%, due 7/15/22	$1,500,000	$1,549,671
4.75%, due 4/15/18	2,000,000	2,092,134
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	1,700,000	1,881,339
Regency Centers, L.P. 4.80%, due 4/15/21	1,050,000	1,128,195
Simon Property Group, L.P. 3.50%, due 9/1/25	1,100,000	1,113,674

		10,111,589

Retail 0.7%
CVS Health Corp. 5.125%, due 7/20/45	3,625,000	3,818,687
McDonald’s Corp. 2.75%, due 12/9/20	875,000	874,397
4.875%, due 12/9/45	2,800,000	2,817,055

		7,510,139

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	1,355,000	1,447,034

Sovereign 0.1%
Export-Import Bank of Korea 1.75%, due 2/27/18	600,000	594,013

Telecommunications 1.8%
AT&T, Inc. 4.50%, due 5/15/35	2,500,000	2,312,152
Orange S.A. 5.375%, due 1/13/42	1,675,000	1,730,989
Telefonica Emisiones SAU 3.192%, due 4/27/18	5,000,000	5,097,010
Verizon Communications, Inc. 3.00%, due 11/1/21	5,000,000	4,985,945
4.272%, due 1/15/36	866,000	781,823
4.862%, due 8/21/46	4,047,000	3,831,400
6.40%, due 9/15/33	90,000	102,535

		18,841,854

Textiles 0.1%
Mohawk Industries, Inc. 3.85%, due 2/1/23	925,000	936,550

Transportation 0.2%
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,585,923

Total Corporate Bonds (Cost $410,869,191)		407,809,869

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-37

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Foreign Government Bonds 0.2%
Sovereign 0.2%
Poland Government International Bond 5.00%, due 3/23/22	$350,000	$388,063
Turkey Government International Bond 6.75%, due 4/3/18	1,250,000	1,345,000

Total Foreign Government Bonds (Cost $1,679,255)		1,733,063

Mortgage-Backed Securities 8.0%
Agency (Collateralized Mortgage Obligations) 0.5%
FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2 3.30%, due 4/25/23 (a)	2,300,000	2,384,397
Series K039, Class A2 3.303%, due 7/25/24	2,400,000	2,467,670

		4,852,067

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.8%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T24, Class AM 5.568%, due 10/12/41 (a)	4,000,000	4,081,281
Series 2006-PW11, Class AM 5.638%, due 3/11/39 (a)(d)	500,000	499,772
Series 2007-PW16, Class A4 5.911%, due 6/11/40 (a)(d)	1,341,798	1,373,603
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A 1.481%, due 8/15/26 (a)(b)	1,340,261	1,338,457
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	1,600,000	1,660,436
Series 2006-C5, Class A4 5.431%, due 10/15/49	3,663,284	3,712,335
♦COMM Mortgage Trust
Series 2013-THL, Class A2 1.326%, due 6/8/30 (a)(b)	3,400,000	3,395,871
Series 2013-LC13, Class A2 3.009%, due 8/10/46	2,600,000	2,654,071
Series 2015-LC19, Class A4 3.183%, due 2/10/48	1,400,000	1,372,747
Series 2014-CR17, Class A5 3.977%, due 5/10/47	1,900,000	1,984,296
Series 2007-C9, Class A4 5.989%, due 12/10/49 (a)(d)	2,368,748	2,457,038
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (b)	1,700,000	1,741,195

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GS Mortgage Securities Trust Series 2014-GC22, Class A5 3.862%, due 6/10/47	$2,600,000	$2,695,284
Series 2015-GC32, Class AS 4.018%, due 7/10/48	3,000,000	3,049,896
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	2,600,000	2,651,385
Series 2014-C19, Class A4 3.997%, due 4/15/47	3,000,000	3,133,910
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-C6, Class A2 2.206%, due 5/15/45	1,927,041	1,934,888
Series 2006-CB17, Class A4 5.429%, due 12/12/43	4,764,496	4,844,353
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	1,277,461	1,279,044
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	2,300,000	2,342,894
Series 2007-C7, Class A3 5.866%, due 9/15/45 (a)	2,946,060	3,091,766
ML-CFC Commercial Mortgage Trust
Series 2006-4, Class A3 5.172%, due 12/12/49	1,696,925	1,724,312
Series 2007-6, Class A4 5.485%, due 3/12/51 (a)	4,350,000	4,459,968
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C21, Class AS 3.652%, due 3/15/48	1,000,000	991,726
Series 2013-C13, Class A4 4.039%, due 11/15/46	2,900,000	3,065,172
Series 2013-C12, Class A4 4.259%, due 10/15/46	2,600,000	2,786,188
Morgan Stanley Capital I Trust Series 2011-C2, Class A2 3.476%, due 6/15/44 (b)	538,237	540,290
Series 2006-HQ10, Class A4 5.328%, due 11/12/41	683,556	688,947
Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	1,834,264	1,873,070
Series 2006-IQ11, Class A4 5.779%, due 10/15/42 (a)(d)	62,471	62,387
Series 2007-IQ16, Class A4 5.809%, due 12/12/49	3,400,015	3,551,650

M-38	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	$475,477	$481,972
WFRBS Commercial Mortgage Trust Series 2013-C11, Class A2 2.029%, due 3/15/45	200,000	199,947

		71,720,151

Whole Loan (Collateralized Mortgage Obligations) 0.7%
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36 (a)	379,322	317,763
JPMorgan Mortgage Trust Series 2014-2, Class 1A1 3.00%, due 6/25/29 (a)(b)	3,469,175	3,504,408
Series 2015-6, Class A5 3.50%, due 10/25/45 (a)(b)	2,532,636	2,555,461
TBW Mortgage-Backed Pass-Through Certificates Series 2006-6, Class A2B 5.66%, due 1/25/37 (c)	1,270,546	718,231

		7,095,863

Total Mortgage-Backed Securities (Cost $86,982,362)		83,668,081

Municipal Bonds 1.0%
California 0.2%
Sacramento Municipal Utility District 6.322%, due 5/15/36	1,650,000	2,003,776

Connecticut 0.2%
State of Connecticut Special Tax Revenue 5.74%, due 12/1/29	1,720,000	2,024,354

Texas 0.6%
City of San Antonio, Texas, Water System Revenue 5.502%, due 5/15/29	2,000,000	2,371,960
Dallas Area Rapid Transit 5.022%, due 12/1/48	700,000	820,071
Texas Transportation Commission, State Highway Fund 5.178%, due 4/1/30	2,150,000	2,534,205

		5,726,236

	Principal Amount	Value
Washington 0.0%‡
City of Seattle, Washington, Water System Revenue 5.62%, due 8/1/30	$340,000	$406,868

Total Municipal Bonds (Cost $10,066,724)		10,161,234

U.S. Government & Federal Agencies 43.6%
Federal Home Loan Mortgage Corporation 1.0%
1.00%, due 9/27/17	1,325,000	1,321,554
1.125%, due 5/25/18	1,700,000	1,690,932
1.45%, due 9/10/18	1,500,000	1,497,225
2.375%, due 1/13/22	4,000,000	4,055,568
6.25%, due 7/15/32	1,600,000	2,224,392

		10,789,671

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.9%
2.393%, due 12/1/41 (a)	714,361	730,757
2.50%, due 6/1/28	4,302,966	4,375,066
2.50%, due 1/1/31 TBA (e)	2,100,000	2,118,635
3.00%, due 9/1/30	4,609,646	4,755,128
3.00%, due 11/1/30	400,000	412,624
3.00%, due 9/1/33	2,788,213	2,858,258
3.00%, due 8/1/43	5,799,172	5,800,843
3.00%, due 4/1/45	1,172,625	1,171,645
3.00%, due 6/1/45	4,407,890	4,404,204
3.00%, due 8/1/45	493,057	492,645
3.00%, due 11/1/45	299,337	299,086
3.50%, due 12/1/20	1,090,919	1,140,585
3.50%, due 9/1/25	70,436	73,815
3.50%, due 11/1/25	37,493	39,304
3.50%, due 3/1/26	240,536	252,139
3.50%, due 1/1/29	746,311	780,711
3.50%, due 3/1/29	32,196	33,673
3.50%, due 8/1/45	895,275	922,336
3.50%, due 9/1/45	17,288,571	17,811,138
3.50%, due 1/1/46 TBA (e)	1,000,000	1,029,385
4.00%, due 7/1/23	318,754	334,243
4.00%, due 8/1/25	130,759	138,106
4.00%, due 1/1/31	372,605	398,246
4.00%, due 11/1/41	178,659	189,186
4.00%, due 1/1/42	192,258	203,596
4.00%, due 4/1/42	4,510,724	4,775,827
4.00%, due 5/1/44	7,502,158	7,930,070
4.00%, due 7/1/45	495,392	523,779
4.50%, due 4/1/22	82,839	87,239
4.50%, due 4/1/23	20,751	22,236
4.50%, due 6/1/24	53,601	57,561
4.50%, due 7/1/24	123,047	131,682
4.50%, due 5/1/25	250,517	268,981
4.50%, due 4/1/31	349,424	379,552

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-39

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.50%, due 9/1/35	$151,418	$163,755
4.50%, due 2/1/39	311,581	336,115
4.50%, due 6/1/39	466,751	503,140
4.50%, due 11/1/39	2,573,597	2,776,180
4.50%, due 8/1/40	219,522	236,794
4.50%, due 9/1/40	1,164,684	1,256,354
4.50%, due 11/1/40	502,084	542,919
4.50%, due 7/1/41	424,920	458,877
4.50%, due 1/1/44	807,509	871,393
5.00%, due 3/1/23	7,636	8,062
5.00%, due 6/1/23	116,946	126,250
5.00%, due 8/1/23	15,062	16,311
5.00%, due 7/1/24	100,006	108,087
5.00%, due 3/1/25	237,466	255,222
5.00%, due 6/1/30	285,161	312,164
5.00%, due 8/1/35	104,275	114,632
5.00%, due 4/1/37	1,705,803	1,876,610
5.00%, due 8/1/37	331,374	362,092
5.00%, due 3/1/40	1,740,847	1,907,964
5.50%, due 12/1/18	54,207	56,117
5.50%, due 9/1/21	116,885	125,142
5.50%, due 9/1/22	87,662	93,259
5.50%, due 9/1/37	701,023	779,739
5.50%, due 8/1/38	311,387	346,362
5.50%, due 12/1/38	904,261	1,003,740
6.00%, due 7/1/21	382,627	409,750
6.00%, due 8/1/36	225,182	253,932
6.00%, due 9/1/37	298,232	336,746
6.00%, due 5/1/40	768,707	875,277
6.50%, due 7/1/17	13,825	13,859
6.50%, due 11/1/35	41,177	46,895
6.50%, due 8/1/37	40,609	46,248
6.50%, due 11/1/37	120,056	142,543
6.50%, due 9/1/39	239,157	272,366
7.00%, due 1/1/33	540,122	610,416
7.00%, due 9/1/33	117,169	133,262

		82,720,855

♦Federal National Mortgage Association 1.5%
1.00%, due 12/28/17	1,500,000	1,493,609
1.00%, due 2/15/18	2,700,000	2,683,789
1.50%, due 11/30/20	5,000,000	4,911,175
1.75%, due 6/20/19	2,500,000	2,519,152
1.875%, due 2/19/19	4,300,000	4,357,706

		15,965,431

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 16.3%
2.237%, due 6/1/42 (a)	790,090	809,728
2.50%, due 2/1/28	2,684,893	2,720,444

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
2.50%, due 5/1/28	$2,929,339	$2,967,432
2.50%, due 9/1/28	777,517	787,803
2.50%, due 6/1/30	2,364,401	2,385,826
2.50%, due 1/1/31	300,000	302,718
2.50%, due 5/1/43	783,010	756,669
2.65%, due 1/1/42 (a)	1,429,350	1,506,366
3.00%, due 2/1/29	4,146,104	4,277,172
3.00%, due 9/1/29	2,002,003	2,065,559
3.00%, due 10/1/29	192,693	198,823
3.00%, due 3/1/30	1,091,911	1,125,787
3.00%, due 1/1/31 TBA (e)	1,000,000	1,030,143
3.00%, due 4/1/35	1,043,144	1,063,985
3.00%, due 8/1/43	1,145,061	1,147,385
3.00%, due 9/1/43	2,099,118	2,103,341
3.00%, due 4/1/45	295,734	295,991
3.00%, due 5/1/45	298,559	298,818
3.00%, due 9/1/45	16,669,307	16,683,772
3.00%, due 12/1/45	200,000	200,174
3.50%, due 10/1/20	1,125,722	1,179,371
3.50%, due 9/1/21	91,811	96,187
3.50%, due 11/1/28	765,762	802,914
3.50%, due 4/1/29	248,835	260,933
3.50%, due 8/1/29	828,476	869,534
3.50%, due 2/1/32	698,159	729,916
3.50%, due 4/1/32	950,588	993,864
3.50%, due 10/1/34	653,249	682,247
3.50%, due 11/1/40	390,489	403,805
3.50%, due 3/1/42	415,288	429,678
3.50%, due 9/1/42	462,990	478,610
3.50%, due 10/1/43	3,695,629	3,816,876
3.50%, due 12/1/43	239,581	247,367
3.50%, due 8/1/45	31,327,203	32,344,869
3.50%, due 9/1/45	1,084,137	1,119,358
3.50%, due 10/1/45	1,491,943	1,540,409
3.50%, due 11/1/45	1,900,000	1,961,743
3.50%, due 12/1/45	200,000	206,499
3.50%, due 1/1/46 TBA (e)	20,500,000	21,150,326
4.00%, due 8/1/18	290,733	303,086
4.00%, due 4/1/20	201,506	210,067
4.00%, due 10/1/20	122	127
4.00%, due 3/1/22	113,347	119,246
4.00%, due 12/1/25	1,670,075	1,772,864
4.00%, due 4/1/31	539,924	572,540
4.00%, due 12/1/39	184,317	195,106
4.00%, due 7/1/40	935,613	990,919
4.00%, due 11/1/41	2,050,757	2,175,776
4.00%, due 3/1/42	1,575,363	1,671,092
4.00%, due 5/1/42	2,189,917	2,322,891
4.00%, due 9/1/44	1,130,010	1,197,861
4.00%, due 11/1/44	14,980,038	15,856,932

M-40	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 12/1/44	$700,000	$740,976
4.50%, due 5/1/24	465,897	502,153
4.50%, due 7/1/26	731,546	789,602
4.50%, due 4/1/31	499,224	543,463
4.50%, due 11/1/35	351,380	381,334
4.50%, due 4/1/41	978,385	1,058,755
4.50%, due 5/1/41	1,397,525	1,512,622
4.50%, due 7/1/41	3,112,704	3,368,435
4.50%, due 9/1/41	712,055	770,437
4.50%, due 3/1/44	533,885	576,611
4.50%, due 8/1/44	3,342,917	3,611,442
4.50%, due 10/1/44	251,646	271,988
5.00%, due 12/1/23	481,053	518,426
5.00%, due 4/1/29	80,827	88,898
5.00%, due 4/1/31	411,867	454,493
5.00%, due 3/1/34	684,364	767,107
5.00%, due 4/1/34	843,360	942,682
5.00%, due 4/1/35	364,941	403,003
5.00%, due 2/1/36	343,989	379,537
5.00%, due 5/1/37	659	724
5.00%, due 6/1/37	402,080	442,470
5.00%, due 2/1/38	1,265,750	1,396,170
5.00%, due 5/1/38	675,834	743,321
5.00%, due 1/1/39	226,075	248,650
5.00%, due 9/1/39	371,588	411,010
5.00%, due 10/1/39	367,393	404,110
5.50%, due 5/1/16	506	507
5.50%, due 1/1/21	3,209	3,365
5.50%, due 12/1/21	8,479	9,149
5.50%, due 1/1/22	55,961	59,721
5.50%, due 2/1/22	3,046	3,285
5.50%, due 10/1/28	747,044	831,762
5.50%, due 4/1/34	206,165	231,734
5.50%, due 7/1/35	32,975	37,189
5.50%, due 2/1/37	986,355	1,101,362
5.50%, due 8/1/37	189,011	211,612
5.50%, due 2/1/38	133,022	148,727
5.50%, due 3/1/38	610,429	683,257
5.50%, due 6/1/38	460,425	514,230
5.50%, due 7/1/38	112,395	125,285
5.50%, due 1/1/39	1,030,537	1,151,337
5.50%, due 2/1/39	425,101	477,634
5.50%, due 11/1/39	186,907	208,421
5.50%, due 6/1/40	139,750	156,150
6.00%, due 3/1/36	78,837	89,162
6.00%, due 11/1/37	180,565	204,283
6.00%, due 10/1/38	843,462	953,044
6.00%, due 12/1/38	649,681	734,260
6.00%, due 4/1/40	292,612	330,643

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 10/1/40	$442,393	$500,614
6.50%, due 10/1/36	89,762	104,695
6.50%, due 1/1/37	262,743	300,506
6.50%, due 8/1/37	14,392	16,448
6.50%, due 10/1/37	89,649	102,455
7.00%, due 9/1/37	64,866	74,216
7.00%, due 10/1/37	1,610	1,836
7.00%, due 11/1/37	9,637	11,739
7.50%, due 7/1/28	29,336	32,723

		170,170,719

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 8.7%
3.00%, due 7/15/43	599,719	610,078
3.00%, due 7/20/43	402,382	409,418
3.00%, due 8/15/43	1,501,655	1,527,501
3.00%, due 8/20/43	83,591	85,053
3.00%, due 12/20/43	170,963	173,953
3.00%, due 4/20/45	194,890	197,798
3.00%, due 7/20/45	12,113,155	12,293,889
3.00%, due 8/20/45	492,933	500,288
3.00%, due 11/20/45	300,000	304,476
3.00%, due 12/20/45	100,000	101,492
3.50%, due 4/15/43	1,420,725	1,479,815
3.50%, due 8/20/43	3,052,935	3,190,350
3.50%, due 11/20/43	2,996,728	3,131,157
3.50%, due 1/15/45	327,360	340,890
3.50%, due 2/15/45	4,425,206	4,608,102
3.50%, due 5/15/45	5,944,530	6,193,155
3.50%, due 8/20/45	1,200,001	1,252,791
3.50%, due 12/20/45	17,900,000	18,687,450
3.50%, due 1/1/46 TBA (e)	500,000	521,231
4.00%, due 12/15/41	258,013	273,840
4.00%, due 1/20/42	2,225,316	2,379,565
4.00%, due 2/20/42	882,967	943,903
4.00%, due 8/20/43	2,496,543	2,684,507
4.00%, due 10/20/43	953,603	1,017,287
4.00%, due 3/15/44	163,975	174,038
4.00%, due 6/20/44	913,833	972,906
4.00%, due 7/15/44	1,675,173	1,778,091
4.00%, due 8/20/44	2,999,861	3,189,497
4.00%, due 9/20/44	850,063	903,648
4.00%, due 12/20/44	600,000	637,546
4.00%, due 1/20/45	469,657	499,046
4.00%, due 4/20/45	600,000	637,546
4.00%, due 8/15/45	573,712	609,393
4.50%, due 6/15/39	2,163,637	2,337,741
4.50%, due 6/15/40	485,726	525,121
4.50%, due 6/20/40	1,009,168	1,099,290
4.50%, due 9/15/40	1,564,034	1,711,026

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-41

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 3/20/41	$392,859	$427,945
4.50%, due 4/20/41	312,837	340,777
4.50%, due 9/20/41	584,574	636,784
4.50%, due 12/20/41	101,222	110,272
4.50%, due 4/20/42	203,685	221,437
4.50%, due 8/20/43	645,728	694,664
4.50%, due 3/20/44	974,764	1,048,636
4.50%, due 12/20/44	392,541	422,290
4.50%, due 4/20/45	330,627	355,683
5.00%, due 1/15/39	79,866	88,404
5.00%, due 3/15/39	31,949	35,336
5.00%, due 8/15/39	81,668	90,143
5.00%, due 9/15/39	814,581	907,856
5.00%, due 6/15/40	627,445	692,600
5.00%, due 7/15/40	521,678	577,561
5.00%, due 9/20/40	2,059,290	2,275,309
5.00%, due 10/20/41	163,847	181,034
5.00%, due 8/20/43	146,634	158,607
5.50%, due 1/20/35	8,564	9,554
5.50%, due 7/15/35	124,265	140,278
5.50%, due 8/15/35	94,752	107,791
5.50%, due 5/15/36	80,736	90,559
5.50%, due 6/15/38	63,251	70,490
5.50%, due 1/15/39	198,590	221,521
5.50%, due 3/20/39	625,373	688,239
5.50%, due 7/15/39	151,358	168,664
5.50%, due 12/15/39	52,269	58,245
5.50%, due 2/15/40	309,548	344,977
6.00%, due 11/15/37	53,133	60,112
6.00%, due 12/15/37	341,110	385,456
6.00%, due 9/15/38	282,687	319,440
6.00%, due 10/15/38	107,079	121,063
6.50%, due 3/15/36	111,422	127,482
6.50%, due 6/15/36	90,782	103,867
6.50%, due 9/15/36	34,590	39,576
6.50%, due 7/15/37	102,137	116,859
7.00%, due 7/15/31	39,612	42,391

		90,464,780

♦United States Treasury Bonds 1.7%
2.875%, due 8/15/45	2,500,000	2,428,027
3.00%, due 11/15/44	495,000	493,202
3.375%, due 5/15/44	505,000	541,968
4.25%, due 5/15/39	8,800,000	10,870,402
4.25%, due 11/15/40	2,300,000	2,843,465
5.375%, due 2/15/31	700,000	949,238

		18,126,302

	Principal Amount	Value
♦United States Treasury Notes 6.5%
0.625%, due 12/31/16	$10,500,000	$10,482,360
1.00%, due 9/15/18	10,350,000	10,276,422
1.25%, due 12/15/18	38,500,000	38,418,803
1.75%, due 12/31/20	9,000,000	8,990,154

		68,167,739

Total U.S. Government & Federal Agencies (Cost $452,881,497)		456,405,497

Total Long-Term Bonds (Cost $1,053,362,738)		1,048,900,563

Short-Term Investments 1.8%
Other Commercial Paper 0.3%
Oglethorpe Power Corp. 0.456%, due 1/13/16 (b)(f)	3,000,000	2,999,550

Total Other Commercial Paper (Cost $2,999,550)		2,999,550

Repurchase Agreement 1.5%
TD Securities (U.S.A.) LLC 0.31%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $15,878,547 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/30/20, with a Principal Amount of $16,033,800 and a Market Value of $16,195,645)	15,878,000	15,878,000

Total Repurchase Agreement (Cost $15,878,000)		15,878,000

Total Short-Term Investments (Cost $18,877,550)		18,877,550

Total Investments, Before Investment Sold Short (Cost $1,072,240,288) (g)	102.0%	1,067,778,113

M-42	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Investment Sold Short (1.0%)
Federal Agency Security Sold Short (1.0%)
Government National Mortgage Association (Mortgage Pass-Through Security) 3.50%, due 1/1/46 TBA (e)	$(10,200,000)	$(10,633,102)

Total Investment Sold Short (Proceeds $10,600,031)	(1.0)%	(10,633,102)

Total Investments, Net of Investment Sold Short (Cost $1,061,640,257)	101.0	1,057,145,011
Other Assets, Less Liabilities	(1.0)	(10,351,575)
Net Assets	100.0%	$1,046,793,436

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2015.

(d)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2015.

(e)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2015, the total net market value of these securities was $15,216,618, which represented 1.5% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(f)	Interest rate shown represents yield to maturity.

(g)	As of December 31, 2015, cost was $1,072,387,383 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$11,267,077
Gross unrealized depreciation	(15,876,347)

Net unrealized depreciation	$(4,609,270)

As of December 31, 2015, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	391	March 2016	$84,938,641	$(99,161)
5-Year United States Treasury Note	141	March 2016	16,683,164	(22,547)
10-Year United States Treasury Note	19	March 2016	2,392,219	(10,163)
United States Treasury Long Bond	55	March 2016	8,456,250	17,846
United States Treasury Ultra Long Bond	10	March 2016	1,586,875	9,260
			$114,057,149	$(104,765)

1.	As of December 31, 2015, cash in the amount of $648,200 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2015.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-43

Portfolio of Investments December 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$89,122,819	$—	$89,122,819
Corporate Bonds	—	407,809,869	—	407,809,869
Foreign Government Bonds	—	1,733,063	—	1,733,063
Mortgage-Backed Securities	—	83,668,081	—	83,668,081
Municipal Bonds	—	10,161,234	—	10,161,234
U.S. Government & Federal Agencies	—	456,405,497	—	456,405,497

Total Long-Term Bonds	—	1,048,900,563	—	1,048,900,563

Short-Term Investments
Other Commercial Paper	—	2,999,550	—	2,999,550
Repurchase Agreement	—	15,878,000	—	15,878,000

Total Short-Term Investments	—	18,877,550	—	18,877,550

Total Investments in Securities	—	1,067,778,113	—	1,067,778,113

Other Financial Instruments
Futures Contracts Long (b)	27,106	—	—	27,106

Total Investments in Securities and Other Financial Instruments	$27,106	$1,067,778,113	$—	$1,067,805,219

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment in Security Sold Short (a)
Federal Agency Security Sold Short	$—	$(10,633,102)	$—	$(10,633,102)

Total Investment in Security Sold Short	—	(10,633,102)	—	(10,633,102)

Other Financial Instruments
Futures Contracts Long (b)	(131,871)	—	—	(131,871)

Total Investments in Security Sold Short and Other Financial Instruments	$(131,871)	$(10,633,102)	$—	$(10,764,973)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

M-44	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $1,072,240,288)	$1,067,778,113
Cash collateral on deposit at broker	648,200
Cash	327
Receivables:
Investment securities sold	18,834,159
Interest	5,959,551
Fund shares sold	325,558
Variation margin on futures contracts	81,297

Total assets	1,093,627,205

Liabilities
Investment sold short (proceeds $10,600,031)	10,633,102
Payables:
Investment securities purchased	35,335,929
Manager (See Note 3)	434,961
Fund shares redeemed	184,727
NYLIFE Distributors (See Note 3)	72,494
Shareholder communication	69,164
Professional fees	42,584
Custodian	34,962
Interest on investment sold short	19,833
Trustees	1,332
Accrued expenses	4,681

Total liabilities	46,833,769

Net assets	$1,046,793,436

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$73,984
Additional paid-in capital	1,023,176,348

1,023,250,332
Undistributed net investment income	24,765,042
Accumulated net realized gain (loss) on investments and futures transactions	3,378,073
Net unrealized appreciation (depreciation) on investments and futures contracts	(4,566,940)
Net unrealized appreciation (depreciation) on investment sold short	(33,071)

Net assets	$1,046,793,436

Initial Class
Net assets applicable to outstanding shares	$707,264,791

Shares of beneficial interest outstanding	49,836,561

Net asset value per share outstanding	$14.19

Service Class
Net assets applicable to outstanding shares	$339,528,645

Shares of beneficial interest outstanding	24,147,804

Net asset value per share outstanding	$14.06

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-45

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Interest	$29,627,488
Dividends	128,851

Total income	29,756,339

Expenses
Manager (See Note 3)	5,403,027
Distribution and service—Service Class (See Note 3)	879,157
Shareholder communication	163,980
Custodian	124,674
Professional fees	99,211
Trustees	22,533
Miscellaneous	35,496

Total expenses	6,728,078

Net investment income (loss)	23,028,261

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	7,735,164
Futures transactions	(748,264)

Net realized gain (loss) on investments and futures transactions	6,986,900

Net change in unrealized appreciation (depreciation) on:
Investments	(27,562,087)
Investment sold short	(33,071)
Futures contracts	(232,212)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(27,827,370)

Net realized and unrealized gain (loss) on investments and futures transactions	(20,840,470)

Net increase (decrease) in net assets resulting from operations	$2,187,791

M-46	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$23,028,261	$23,440,157
Net realized gain (loss) on investments and futures transactions	6,986,900	11,504,732
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(27,827,370)	24,072,429

Net increase (decrease) in net assets resulting from operations	2,187,791	59,017,318

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(18,016,479)	(14,496,574)
Service Class	(7,547,535)	(6,263,840)

	(25,564,014)	(20,760,414)

From net realized gain on investments:
Initial Class	(278,327)	—
Service Class	(130,488)	—

	(408,815)	—

Total dividends and distributions to shareholders	(25,972,829)	(20,760,414)

Capital share transactions:
Net proceeds from sale of shares	248,251,764	124,770,144
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	25,972,829	20,760,414
Cost of shares redeemed	(295,422,107)	(133,301,666)

Increase (decrease) in net assets derived from capital share transactions	(21,197,514)	12,228,892

Net increase (decrease) in net assets	(44,982,552)	50,485,796

Net Assets
Beginning of year	1,091,775,988	1,041,290,192

End of year	$1,046,793,436	$1,091,775,988

Undistributed net investment income at end of year	$24,765,042	$25,563,941

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-47

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$14.52	$14.00	$14.78	$14.97	$14.63

Net investment income (loss) (a)	0.31	0.33	0.26	0.28	0.40
Net realized and unrealized gain (loss) on investments	(0.27)	0.49	(0.54)	0.41	0.66

Total from investment operations	0.04	0.82	(0.28)	0.69	1.06

Less dividends and distributions:
From net investment income	(0.36)	(0.30)	(0.27)	(0.37)	(0.49)
From net realized gain on investments	(0.01)	—	(0.23)	(0.51)	(0.23)

Total dividends and distributions	(0.37)	(0.30)	(0.50)	(0.88)	(0.72)

Net asset value at end of year	$14.19	$14.52	$14.00	$14.78	$14.97

Total investment return	0.22%	5.82%	(1.82%)	4.66%	7.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.14%	2.29%	1.82%	1.84%	2.70%
Net expenses	0.52%	0.53%	0.53%	0.53%	0.54%
Portfolio turnover rate (b)	326%	262%	327%	311%	293%
Net assets at end of year (in 000’s)	$707,265	$733,113	$676,544	$608,651	$530,001

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 191%, 116%, 170%, 222% and 231% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

	Service Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$14.39	$13.87	$14.64	$14.85	$14.53

Net investment income (loss) (a)	0.27	0.29	0.22	0.24	0.36
Net realized and unrealized gain (loss) on investments	(0.27)	0.48	(0.52)	0.40	0.65

Total from investment operations	(0.00)‡	0.77	(0.30)	0.64	1.01

Less dividends and distributions:
From net investment income	(0.32)	(0.25)	(0.24)	(0.34)	(0.46)
From net realized gain on investments	(0.01)	—	(0.23)	(0.51)	(0.23)

Total dividends and distributions	(0.33)	(0.25)	(0.47)	(0.85)	(0.69)

Net asset value at end of year	$14.06	$14.39	$13.87	$14.64	$14.85

Total investment return	(0.03%)	5.56%	(2.07%)	4.40%	6.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%	2.04%	1.55%	1.59%	2.43%
Net expenses	0.77%	0.78%	0.78%	0.78%	0.79%
Portfolio turnover rate (b)	326%	262%	327%	311%	293%
Net assets at end of year (in 000’s)	$339,529	$358,663	$364,746	$442,860	$374,152

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 191%, 116%, 170%, 222% and 231% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

M-48	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Cash Management Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	0.01%	0.01%	1.15%	0.47%

7-Day Current Yield: 0.01%[3]

Benchmark Performance	One Year	Five Years	Ten Years
Average Lipper Variable Products Money Market Portfolio[4]	–0.03%	–0.02%	1.16%

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of December 31, 2015, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.04% and the 7-day current yield would have been –0.04%. The current yield is more reflective of the Portfolio’s earnings than the total return.
4.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper universe which may include portfolios that do not maintain a stable net asset value of $1.00 per share. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-49

Cost in Dollars of a $1,000 Investment in MainStay VP Cash Management Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,000.10	$0.91	$1,024.30	$0.92

1.	Expenses are equal to the Portfolio’s net annualized expense ratio of 0.18% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-50	MainStay VP Cash Management Portfolio

Portfolio Composition as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-53 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

M-51

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Thomas J. Girard and David E. Clement, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Cash Management Portfolio perform relative to its peers during the 12 months ended December 31, 2015?

As of December 31, 2015, Initial Class shares of MainStay VP Cash Management Portfolio provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the 12 months ended December 31, 2015, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.01%. The Portfolio outperformed the –0.03% return of the average Lipper1 Variable Products Money Market Portfolio for the 12 months ended December 31, 2015. Performance figures for the Portfolio reflect certain fee waivers and/or expense limitations without which total returns may have been different.

What was the Portfolio’s duration2 strategy during the reporting period?

As of December 31, 2015, the Portfolio’s duration was 43 days. This compares to a duration of 46 days as of December 31, 2014. We had been targeting a duration range of 45 to 50 days but shortened our target to 40 to 45 days during the reporting period to be more reactive to a potential tightening move by the Federal Reserve. The Federal Reserve raised the target range for the federal funds rate on December 16, 2015. The impact on the Portfolio’s performance was minor because the change in the Portfolio’s targeted duration range was minor.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The primary factor that influenced significant decisions for the Portfolio during the reporting period was whether or not—and if so, when—the Federal Reserve would raise the target range for the federal funds rate. The Federal Reserve’s action came later than we anticipated. Our shortening of the Portfolio’s duration during the reporting period may have detracted slightly from the Portfolio’s performance because of the timing of the Federal Reserve tightening. In addition, we reduced the Portfolio’s holdings in higher-yielding asset-backed securities during the reporting period because they generally have longer durations.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

The floating-rate securities sector continued to provide strong performance during the reporting period. As LIBOR1 crept higher during the reporting period, the coupons on floating-rate securities reset with higher yields. In addition, as the market increasingly anticipated a Federal Reserve tightening move during the reporting period, longer-maturity U.S. Treasury coupons also began to provide higher yields. Repurchase agreements and U.S. Treasury bills were two of the lowest-yielding sectors in which the Portfolio invested during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio continued to invest in floating-rate securities, particularly toward the end of the reporting period. Some significant investments during the reporting period included State Street Bank & Trust floating-rate securities due 5/20/16; Wells Fargo Bank floating-rate securities due 8/5/16 and Bank of America floating-rate securities due 5/18/16. The Portfolio had no significant sales during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its holdings in certificates of deposit and repurchase agreements during the reporting period. Over the same period, the Portfolio decreased its investments in commercial paper.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-52	MainStay VP Cash Management Portfolio

Portfolio of Investments December 31, 2015

	Principal Amount	Amortized Cost
Short-Term Investments 100.1%†
Certificates of Deposit 16.0%
Bank of America, N.A. 0.55%, due 5/18/16 (a)	$6,000,000	$6,000,000
Bank of Montreal 0.503%, due 6/10/16 (a)	15,000,000	15,000,000
Bank of Nova Scotia 0.551%, due 6/17/16 (a)	15,000,000	15,000,000
Royal Bank of Canada 0.603%, due 6/22/16 (a)	17,000,000	17,000,000
State Street Bank & Trust Co. 0.602%, due 5/20/16 (a)	15,500,000	15,500,000
Toronto-Dominion Bank (The) 0.386%, due 2/12/16 (a)	5,955,000	5,955,000
0.572%, due 5/19/16 (a)	10,000,000	10,000,000
Wells Fargo Bank N.A. 0.537%, due 8/5/16 (a)	15,000,000	15,000,000

		99,455,000

Financial Company Commercial Paper 18.0%
American Express Credit Corp. 0.32%, due 1/19/16 (b)	8,000,000	7,998,720
0.521%, due 3/14/16 (b)	3,000,000	2,996,837
American Honda Finance Corp. 0.20%, due 1/26/16 (b)	5,000,000	4,999,305
Caterpillar Financial Services Corp. 0.17%, due 1/19/16 (b)	6,900,000	6,899,413
0.30%, due 3/1/16 (b)	3,000,000	2,998,500
Commonwealth Bank of Australia 0.396%, due 4/29/16 (a)(c)	5,900,000	5,900,000
CPPIB Capital, Inc. 0.521%, due 2/16/16 (b)(c)	9,300,000	9,293,821
Massachusetts Mutual Life Insurance Co. 0.27%, due 1/12/16 (b)(c)	8,100,000	8,099,332
National Rural Utilities Cooperative Finance Corp. 0.37%, due 2/8/16 (b)	2,500,000	2,499,024
0.41%, due 2/2/16 (b)	8,900,000	8,896,756
Nationwide Life Insurance Co. 0.28%, due 1/8/16 (b)(c)	6,200,000	6,199,662
Ontario Teachers Finance Trust 0.43%, due 2/23/16 (b)(c)	6,000,000	5,996,202
0.601%, due 3/8/16 (b)(c)	5,600,000	5,593,747
PACCAR Financial Corp. 0.38%, due 1/25/16 (b)	11,200,000	11,197,163
0.601%, due 3/16/16 (b)	6,000,000	5,992,500
Private Export Funding Corp. 0.41%, due 1/15/16 (b)(c)	5,600,000	5,599,107
Siemens Capital Co. LLC 0.32%, due 1/21/16 (b)(c)	10,325,000	10,323,164

		111,483,253

	Principal Amount	Amortized Cost
Government Agency Debt 4.9%
Federal Agricultural Mortgage Corp. 0.23%, due 2/3/16	$2,400,000	$2,399,494
0.275%, due 1/14/16	6,200,000	6,199,384
Federal Farm Credit Bank 0.24%, due 2/2/16	7,400,000	7,398,422
Federal Home Loan Bank 0.20%, due 1/27/16	1,500,000	1,499,783
0.30%, due 2/24/16	7,715,000	7,711,528
0.37%, due 2/5/16	5,000,000	4,998,202

		30,206,813

Other Commercial Paper 34.2%
Air Products & Chemicals, Inc. 0.27%, due 1/4/16 (b)(c)	3,300,000	3,299,926
Army & Air Force Exchange Service 0.37%, due 1/4/16 (b)(c)	5,000,000	4,999,838
0.39%, due 1/4/16 (b)(c)	5,000,000	4,999,846
Brown-Forman Corp. 0.40%, due 1/13/16 (b)(c)	5,000,000	4,999,333
0.551%, due 2/3/16 (b)(c)	8,500,000	8,495,715
Chevron Corp. 0.42%, due 1/26/16 (b)(c)	5,000,000	4,998,542
ConocoPhillips Qatar Funding, Ltd. 0.23%, due 1/21/16 (b)(c)	6,400,000	6,399,182
0.32%, due 2/16/16 (b)(c)	8,150,000	8,146,668
EMC Corp. 0.28%, due 1/11/16 (b)(c)	2,595,000	2,594,567
Emerson Electric Co. 0.18%, due 1/25/16 (b)(c)	5,000,000	4,999,400
0.32%, due 2/29/16 (b)(c)	9,000,000	8,995,280
Exxon Mobil Corp. 0.26%, due 1/13/16 (b)	9,300,000	9,299,194
0.30%, due 1/6/16 (b)	1,500,000	1,499,937
0.32%, due 1/25/16 (b)	2,000,000	1,999,573
Honeywell International, Inc. 0.24%, due 2/10/16 (b)(c)	6,200,000	6,198,347
0.30%, due 1/25/16 (b)(c)	6,200,000	6,198,760
Illinois Tool Works, Inc. 0.33%, due 1/4/16 (b)(c)	5,000,000	4,999,862
Intel Corp. 0.40%, due 2/26/16 (b)(c)	7,400,000	7,395,396
International Business Machines Corp. 0.42%, due 3/21/16 (b)(c)	6,250,000	6,244,167
Johnson & Johnson 0.30%, due 1/20/16 (b)(c)	9,700,000	9,698,464
0.32%, due 1/11/16 (b)(c)	7,000,000	6,999,378
Kimberly-Clark Corp. 0.40%, due 1/19/16 (b)(c)	5,500,000	5,498,900
Province of British Columbia 0.28%, due 2/17/16 (b)	8,000,000	7,997,076

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-53

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Amortized Cost
Short-Term Investments (continued)
Other Commercial Paper (continued)
Province of Ontario 0.45%, due 2/26/16 (b)	$5,000,000	$4,996,500
Province of Quebec 0.395%, due 1/22/16 (b)(c)	11,770,000	11,767,288
0.395%, due 2/1/16 (b)(c)	6,500,000	6,497,789
QUALCOMM, Inc. 0.18%, due 1/20/16 (b)(c)	9,500,000	9,499,097
United Parcel Service, Inc. 0.12%, due 1/12/16 (b)(c)	11,250,000	11,249,587
UnitedHealth Group, Inc. 0.53%, due 1/20/16 (b)(c)	6,500,000	6,498,182
W.W. Grainger, Inc. 0.40%, due 1/12/16 (b)	7,000,000	6,999,144
WGL Holdings, Inc. 0.35%, due 1/4/16 (b)(c)	6,000,000	5,999,825
0.35%, due 1/11/16 (b)(c)	6,200,000	6,199,397
0.40%, due 1/19/16 (b)(c)	3,300,000	3,299,340
0.621%, due 2/2/16 (b)(c)	2,500,000	2,498,622

		212,462,122

Other Note 0.0%‡
Enterprise Fleet Financing LLC Series 2015-1, Class A1 0.36%, due 3/20/16 (c)	114,755	114,755

Treasury Debt 11.6%
United States Treasury Notes 0.25%, due 2/29/16	5,945,000	5,945,380
0.375%, due 1/31/16	5,875,000	5,875,328
0.375%, due 3/31/16	6,000,000	6,001,349
0.375%, due 4/30/16	5,845,000	5,846,179
0.375%, due 5/31/16	5,890,000	5,892,033
0.375%, due 10/31/16	6,100,000	6,100,000
0.50%, due 6/30/16	5,910,000	5,915,119
0.50%, due 7/31/16	5,895,000	5,900,863
0.50%, due 8/31/16	5,900,000	5,903,809
0.50%, due 9/30/16	6,100,000	6,103,632
0.50%, due 11/30/16	6,100,000	6,099,184
0.625%, due 12/31/16	6,200,000	6,193,265

		71,776,141

Treasury Repurchase Agreements 15.4%
Bank of America N.A. 0.28%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $30,000,933 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 2/29/20, with a Principal Amount of $30,845,900 and a Market Value of $30,600,012)	30,000,000	30,000,000

	Principal Amount	Amortized Cost
Treasury Repurchase Agreements (continued)
Bank of Montreal 0.27%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $30,000,900 (Collateralized by United States Treasury securities with rates between 0.125% and 3.75% and maturity dates between 1/31/17 and 8/15/45, with a Principal Amount of $30,111,866 and a Market Value of $30,600,001)	$30,000,000	$30,000,000
TD Securities (U.S.A.) LLC 0.31%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $35,673,229 (Collateralized by United States Treasury securities with rates between 0.00% and 2.125% and maturity dates between 3/24/16 and 12/31/21, with a Principal Amount of $35,910,600 and a Market Value of $36,385,483)	35,672,000	35,672,000

		95,672,000

Total Short-Term Investments (Amortized Cost $621,170,084) (d)	100.1%	621,170,084
Other Assets, Less Liabilities	(0.1)	(883,591)
Net Assets	100.0%	$620,286,493

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2015.

(b)	Interest rate shown represents yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

M-54	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$99,455,000	$—	$99,455,000
Financial Company Commercial Paper	—	111,483,253	—	111,483,253
Government Agency Debt	—	30,206,813	—	30,206,813
Other Commercial Paper	—	212,462,122	—	212,462,122
Other Note	—	114,755	—	114,755
Treasury Debt	—	71,776,141	—	71,776,141
Treasury Repurchase Agreements	—	95,672,000	—	95,672,000

Total Investments in Securities	$—	$621,170,084	$—	$621,170,084

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-55

Portfolio of Investments December 31, 2015 (continued)

The table below sets forth the diversification of MainStay VP Cash Management Portfolio investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent†
Auto Manufacturers	$22,188,968	3.6%
Automobile ABS	114,755	0.0
Banks	105,355,000	17.0
Beverages	13,495,048	2.2
Chemicals	3,299,926	0.5
Computers	8,838,734	1.4
Distribution & Wholesale	6,999,144	1.1
Diversified Financial Services	39,580,393	6.4
Electrical Components & Equipment	13,994,680	2.3
Electronics	12,397,107	2.0
Finance—Investment Banker/Broker	9,293,821	1.5
Gas	17,997,184	2.9
Health Care—Services	6,498,182	1.1
Household Products & Wares	5,498,900	0.9
Insurance	14,298,994	2.3
Machinery—Construction & Mining	9,897,913	1.6
Miscellaneous—Manufacturing	15,323,026	2.5
Oil & Gas	32,343,096	5.2
Pharmaceuticals	16,697,842	2.7
Regional (State & Province)	31,258,653	5.0
Repurchase Agreements	95,672,000	15.4
Retail	9,999,684	1.6
Semiconductors	16,894,493	2.7
Sovereign	101,982,954	16.4
Transportation	11,249,587	1.8

	621,170,084	100.1
Other Assets, Less Liabilities	(883,591)	(0.1)

Net Assets	$620,286,493	100.0%

†	Percentages indicated are based on Portfolio net assets.

M-56	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (amortized cost $525,498,084)	$525,498,084
Repurchase agreements, at value (amortized cost $95,672,000)	95,672,000
Cash	2,319
Receivables:
Fund shares sold	1,681,873
Interest	89,754

Total assets	622,944,030

Liabilities
Payables:
Fund shares redeemed	2,428,505
Manager (See Note 3)	149,914
Shareholder communication	41,505
Professional fees	28,844
Custodian	6,366
Trustees	794
Accrued expenses	1,574
Dividend payable	35

Total liabilities	2,657,537

Net assets	$620,286,493

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$620,238
Additional paid-in capital	619,666,213

620,286,451
Undistributed net investment income	164
Accumulated net realized gain (loss) on investments	(122)

Net assets applicable to outstanding shares	$620,286,493

Shares of beneficial interest outstanding	620,238,456

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-57

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Interest	$948,239

Expenses
Manager (See Note 3)	2,561,279
Shareholder communication	84,458
Professional fees	57,599
Custodian	23,441
Trustees	11,511
Miscellaneous	14,887

Total expenses before waiver/reimbursement	2,753,175
Expense waiver/reimbursement from Manager (See Note 3)	(1,862,721)

Net expenses	890,454

Net investment income (loss)	57,785

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	180

Net increase (decrease) in net assets resulting from operations	$57,965

M-58	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$57,785	$60,888
Net realized gain (loss) on investments	180	(302)

Net increase (decrease) in net assets resulting from operations	57,965	60,586

Dividends to shareholders:
From net investment income	(57,785)	(60,860)

Capital share transactions:
Net proceeds from sale of shares	440,665,200	368,616,354
Net asset value of shares issued to shareholders in reinvestment of dividends	57,785	60,860
Cost of shares redeemed	(398,946,023)	(575,009,844)

Increase (decrease) in net assets derived from capital share transactions	41,776,962	(206,332,630)

Net increase (decrease) in net assets	41,777,142	(206,332,904)

Net Assets
Beginning of year	578,509,351	784,842,255

End of year	$620,286,493	$578,509,351

Undistributed net investment income at end of year	$164	$164

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-59

Financial Highlights selected per share data and ratios

	Year ended December 31,
	2015		2014		2013		2012		2011
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.00	)‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.02%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.15%		0.11%		0.14%		0.18%		0.15%
Expenses (before waiver/reimbursement)	0.48%		0.47%		0.47%		0.47%		0.47%
Net assets at end of year (in 000’s)	$620,286		$578,509		$784,842		$728,706		$889,255

‡	Less than one cent per share.

M-60	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Common Stock Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	0.85%	13.19%	7.15%	0.58%
Service Class Shares	0.60	12.90	6.88	0.83

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[2]	1.38%	12.57%	7.31%
Russell 1000® Index[2]	0.92	12.44	7.40
Average Lipper Variable Products Large-Cap Core Portfolio[3]	–0.17	11.02	6.51

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-61

Cost in Dollars of a $1,000 Investment in MainStay VP Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$997.20	$2.87	$1,022.30	$2.91

Service Class Shares	$1,000.00	$995.90	$4.13	$1,021.10	$4.18

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.57% for Initial Class and 0.82% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-62	MainStay VP Common Stock Portfolio

Industry Composition as of December 31, 2015 (Unaudited)

Banks	6.0%
Oil, Gas & Consumable Fuels	5.4
Internet Software & Services	4.8
Pharmaceuticals	4.8
IT Services	4.6
Health Care Providers & Services	4.5
Insurance	4.5
Software	4.3
Technology Hardware, Storage & Peripherals	4.1
Biotechnology	3.6
Internet & Catalog Retail	3.4
Diversified Telecommunication Services	3.1
Media	2.8
Semiconductors & Semiconductor Equipment	2.8
Specialty Retail	2.8
Beverages	2.7
Airlines	2.2
Food & Staples Retailing	2.2
Food Products	2.2
Health Care Equipment & Supplies	2.2
Hotels, Restaurants & Leisure	2.2
Aerospace & Defense	2.1
Diversified Financial Services	2.0
Industrial Conglomerates	1.9
Capital Markets	1.7
Tobacco	1.6
Chemicals	1.4
Household Products	1.2

Commercial Services & Supplies	1.1%
Communications Equipment	1.1
Exchange-Traded Fund	1.0
Machinery	1.0
Textiles, Apparel & Luxury Goods	1.0
Electronic Equipment, Instruments & Components	0.9
Real Estate Investment Trusts	0.8
Electric Utilities	0.7
Auto Components	0.5
Containers & Packaging	0.5
Household Durables	0.5
Life Sciences Tools & Services	0.5
Multiline Retail	0.5
Trading Companies & Distributors	0.5
Multi-Utilities	0.4
Real Estate Management & Development	0.4
Automobiles	0.3
Metals & Mining	0.3
Consumer Finance	0.2
Gas Utilities	0.2
Professional Services	0.2
Air Freight & Logistics	0.1
Diversified Consumer Services	0.1
Energy Equipment & Services	0.1
Construction & Engineering	0.0	‡
Electrical Equipment	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-66 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2015 (Unaudited)

1.	Apple, Inc.

2.	Alphabet, Inc. (Google)

3.	Microsoft Corp.

4.	Exxon Mobil Corp.

5.	Amazon.com, Inc.
6.	Johnson & Johnson

7.	JPMorgan Chase & Co.

8.	General Electric Co.

9.	Berkshire Hathaway, Inc. Class B

10.	Verizon Communications, Inc.

M-63

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Common Stock Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Common Stock Portfolio returned 0.85% for Initial Class shares and 0.60% for Service Class shares. Over the same period, both share classes underperformed the 1.38% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark and a broad-based securities-market index, and the 0.92% return of the Russell 1000® Index,1 which is the secondary benchmark of the Portfolio. Both share classes outperformed the –0.17% return of the Average Lipper1 Variable Products Large-Cap Core Portfolio for the 12 months ended December 31, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

Of the several macro themes during the reporting period, the plunge in commodity prices—especially in oil and metals—had a direct impact on the Portfolio’s performance relative to the S&P 500® Index. The Portfolio held a modestly underweight position in the energy sector, which helped relative performance. On the other hand, overweight exposure to certain metals stocks, especially earlier in 2015, detracted from the Portfolio’s relative performance. Uncertainties surrounding the timing and size of a rate hike by the Federal Reserve also injected volatility, although the Portfolio held underweight positions in interest-rate-sensitive high-yielding bond proxies such as utilities and REITs, which was beneficial. The underperformance of certain specialty retailers adversely affected our stock selection in the consumer discretionary sector. The performance of momentum-based factors was strong, but it was particularly able to identify weak performers, which the Portfolio’s long-only strategy had limited ability to exploit. As a result, these factors had little if any impact on relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest contributions to the Portfolio’s performance relative to the S&P 500® Index were energy, industrials and telecommunication services. In each of these sectors, the main performance driver was stock selection, while the energy sector also benefited from an underweight position relative to the Index.

The sectors that detracted the most from the Portfolio’s relative performance were consumer discretionary, consumer staples and health care. Unfavorable stock selection was the primary reason for the negative contribution in each of these sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive individual contributors to the Portfolio’s absolute performance were positions in industrial conglomerate General Electric, Internet catalog & retail company Amazon.com, and software company Microsoft. The Portfolio held a large position in General Electric in 2015. The shares outperformed the company’s industrial peers, as General Electric has been selling its lower-growth capital business and redeploying the proceeds to its higher-margin industrial business. The Portfolio also held a large position in Amazon.com. The company delivered solid revenue growth and improved margins, helping its shares appreciate 118% during 2015. Microsoft was held at a substantial weight in the Portfolio. The shares climbed during the reporting period, as the company’s ongoing transition to the cloud via Office 365 and Azure bore fruit. Microsoft shares also benefited from strong expense discipline and capital-allocation decisions.

The most substantial detractors from the Portfolio’s absolute performance came from positions in memory chip maker Micron; technology hardware, storage & peripherals company Apple; and food & staples retailer Wal-Mart Stores. A PC pricing slump weighed on Micron’s share performance. Despite the stock’s reduced weight in the Portfolio compared to the beginning of 2015, Micron remained the worst absolute detractor during the reporting period. Shares of Apple came under pressure, as its sales and earnings growth faced headwinds on a subdued iPhone cycle. Wal-Mart’s share price also declined in 2015, as the company continued to invest in wages and technology platforms. In addition, Wal-Mart’s international business was hurt by a strengthening U.S. dollar and weak global growth.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-64	MainStay VP Common Stock Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio steadily increased its position in online retailer Amazon.com throughout the reporting period, moving from an underweight to a substantially overweight position relative to the S&P 500® Index. Amazon’s strong financial results were reflected in improved earnings quality, momentum and sentiment scores, which led us to increase the Portfolio’s position. The Portfolio also purchased shares of tobacco company Altria Group throughout 2015 because of attractive momentum readings and improved valuation.

The Portfolio started selling shares of Schlumberger Ltd. in April 2015. The company has the world’s largest oil-services platform and has grappled with weakness in oil prices and excess supply from slowing global demand. Indeed, the entire oilfield services segment struggled to deal with reduced capital spending by upstream oil and gas operators. Against this backdrop, the return prospect perceived by our model for Schlumberger deteriorated in terms of sentiment, momentum and credit quality, while the stock’s valuation also remained below average. The Portfolio sold shares of infrastructure software company Oracle in large quantities during the reporting period, moving from an overweight position relative to the S&P 500® Index to an underweight position. While Oracle continued to focus on its cloud strategy, share prices remained depressed. This reflected challenges presented by a changing IT landscape and competition from price-deflationary forces such as Amazon AWS, Salesforce.com, Workday and Red Hat, which resulted in weak momentum and sentiment readings in our model.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the most substantial sector-weighting increases relative to the S&P 500® Index in the Portfolio were in consumer discretionary, financials and materials. Purchases among diversified chemicals companies helped the Portfolio decrease the degree to which it was underweight relative to the S&P 500® Index in the materials sector. The Portfolio also purchased shares of commercial banks and insurance companies to reduce the degree to which it was underweight relative to the benchmark in the financials sector.

The Portfolio’s most substantial decreases in relative sector weightings during the reporting period included moving from an overweight position relative to the S&P 500® Index in consumer staples to a neutral position. This shift resulted primarily from sales in agricultural products and brewers. The Portfolio also sold positions in health care providers and biotechnology to bring the Portfolio’s overweight position in the health care sector closer to neutral in relation to the benchmark.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the Portfolio was most substantially overweight relative to the S&P 500® Index in the information technology and consumer discretionary sectors. As of the same date, the most substantially underweight sector positions relative to the Index were in utilities, energy and financials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-65

Portfolio of Investments December 31, 2015

	Shares	Value
Common Stocks 99.0%†
Aerospace & Defense 2.1%
Boeing Co. (The)	48,075	$6,951,164
Huntington Ingalls Industries, Inc.	25,000	3,171,250
L-3 Communications Holdings, Inc.	29,995	3,584,703
Orbital ATK, Inc.	14,177	1,266,573
Textron, Inc.	5,276	221,645

		15,195,335

Air Freight & Logistics 0.1%
United Parcel Service, Inc. Class B	6,568	632,039

Airlines 2.2%
Alaska Air Group, Inc.	5,686	457,780
American Airlines Group, Inc.	12,951	548,475
Delta Air Lines, Inc.	97,099	4,921,948
JetBlue Airways Corp. (a)	134,329	3,042,552
Southwest Airlines Co.	98,895	4,258,419
United Continental Holdings, Inc. (a)	50,141	2,873,079

		16,102,253

Auto Components 0.5%
Goodyear Tire & Rubber Co. (The)	111,294	3,635,975

Automobiles 0.3%
Ford Motor Co.	150,064	2,114,402

Banks 6.0%
Bank of America Corp.	608,237	10,236,629
Citigroup, Inc.	181,877	9,412,135
♦JPMorgan Chase & Co.	197,571	13,045,613
SunTrust Banks, Inc.	83,334	3,570,028
Wells Fargo & Co.	127,968	6,956,340
Zions Bancorp.	34,399	939,093

		44,159,838

Beverages 2.7%
Coca-Cola Co. (The)	134,750	5,788,860
Coca-Cola Enterprises, Inc.	73,710	3,629,481
Dr. Pepper Snapple Group, Inc.	12,487	1,163,788
PepsiCo., Inc.	91,603	9,152,972

		19,735,101

Biotechnology 3.6%
AbbVie, Inc.	89,001	5,272,419
Amgen, Inc.	49,696	8,067,152
Baxalta, Inc.	21,881	854,016
Biogen, Inc. (a)	6,392	1,958,189
Celgene Corp. (a)	2,528	302,753
Gilead Sciences, Inc.	89,706	9,077,350

	Shares	Value
Biotechnology (continued)
United Therapeutics Corp. (a)	6,677	$1,045,685

		26,577,564

Capital Markets 1.7%
Affiliated Managers Group, Inc. (a)	15,983	2,553,444
Ameriprise Financial, Inc.	5,344	568,708
Bank of New York Mellon Corp. (The)	121,871	5,023,523
Legg Mason, Inc.	84,196	3,303,009
State Street Corp.	13,081	868,055

		12,316,739

Chemicals 1.4%
Dow Chemical Co. (The)	108,975	5,610,033
Eastman Chemical Co.	3,611	243,779
LyondellBasell Industries N.V. Class A	50,569	4,394,446
Mosaic Co. (The)	3,499	96,537

		10,344,795

Commercial Services & Supplies 1.1%
ADT Corp. (The)	102,777	3,389,585
Pitney Bowes, Inc.	107,432	2,218,471
Waste Management, Inc.	45,223	2,413,552

		8,021,608

Communications Equipment 1.1%
Cisco Systems, Inc.	125,380	3,404,694
F5 Networks, Inc. (a)	6,114	592,813
Juniper Networks, Inc.	128,564	3,548,366
QUALCOMM, Inc.	7,682	383,985

		7,929,858

Construction & Engineering 0.0%‡
Jacobs Engineering Group, Inc. (a)	444	18,626
Quanta Services, Inc. (a)	7,965	161,291

		179,917

Consumer Finance 0.2%
American Express Co.	12,501	869,444
Discover Financial Services	3,409	182,791
Synchrony Financial (a)	17,116	520,498

		1,572,733

Containers & Packaging 0.5%
Sealed Air Corp.	82,517	3,680,258

Diversified Consumer Services 0.1%
H&R Block, Inc.	16,464	548,416

Diversified Financial Services 2.0%
♦Berkshire Hathaway, Inc. Class B (a)	83,232	10,989,953
Intercontinental Exchange, Inc.	2,215	567,616

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2015. May be subject to change daily.

M-66	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Diversified Financial Services (continued)
Nasdaq, Inc.	46,236	$2,689,548

		14,247,117

Diversified Telecommunication Services 3.1%
AT&T, Inc.	303,431	10,441,060
CenturyLink, Inc.	43,774	1,101,354
♦Verizon Communications, Inc.	234,763	10,850,746

		22,393,160

Electric Utilities 0.7%
Entergy Corp.	18,766	1,282,844
Exelon Corp.	130,176	3,614,987

		4,897,831

Electrical Equipment 0.0%‡
Emerson Electric Co.	7,188	343,802
Rockwell Automation, Inc.	150	15,392

		359,194

Electronic Equipment, Instruments & Components 0.9%
Ingram Micro, Inc. Class A	105,094	3,192,756
Jabil Circuit, Inc.	135,961	3,166,531

		6,359,287

Energy Equipment & Services 0.1%
Schlumberger, Ltd.	5,895	411,176

Food & Staples Retailing 2.2%
CVS Health Corp.	41,315	4,039,368
Kroger Co. (The)	111,451	4,661,995
Wal-Mart Stores, Inc.	117,447	7,199,501

		15,900,864

Food Products 2.2%
Campbell Soup Co.	1,917	100,738
ConAgra Foods, Inc.	84,883	3,578,667
Flowers Foods, Inc.	65,820	1,414,472
Hormel Foods Corp.	2,105	166,463
Ingredion, Inc.	34,254	3,282,903
Post Holdings, Inc. (a)	53,172	3,280,713
Tyson Foods, Inc. Class A	79,260	4,226,936

		16,050,892

Gas Utilities 0.2%
UGI Corp.	44,377	1,498,168

Health Care Equipment & Supplies 2.2%
Baxter International, Inc.	21,931	836,668
C.R. Bard, Inc.	20,432	3,870,638
DENTSPLY International, Inc.	18,351	1,116,658
Hologic, Inc. (a)	58,049	2,245,916
Medtronic PLC	14,502	1,115,494
St. Jude Medical, Inc.	63,714	3,935,614

	Shares	Value
Health Care Equipment & Supplies (continued)
Varian Medical Systems, Inc. (a)	36,934	$2,984,267

		16,105,255

Health Care Providers & Services 4.5%
Aetna, Inc.	23,928	2,587,095
AmerisourceBergen Corp.	40,114	4,160,223
Amsurg Corp. (a)	15,862	1,205,512
Anthem, Inc.	26,382	3,678,706
Cardinal Health, Inc.	50,240	4,484,925
Centene Corp. (a)	25,087	1,650,976
Express Scripts Holding Co. (a)	22,581	1,973,805
HCA Holdings, Inc. (a)	45,527	3,078,991
McKesson Corp.	26,313	5,189,713
UnitedHealth Group, Inc.	27,024	3,179,103
Universal Health Services, Inc. Class B	2,938	351,062
WellCare Health Plans, Inc. (a)	15,519	1,213,741

		32,753,852

Hotels, Restaurants & Leisure 2.2%
Carnival Corp.	80,754	4,399,478
Marriott International, Inc. Class A	42,601	2,855,971
McDonald’s Corp.	21,747	2,569,191
Panera Bread Co. Class A (a)	14,399	2,804,637
Starbucks Corp.	59,655	3,581,090
Wyndham Worldwide Corp.	299	21,722

		16,232,089

Household Durables 0.5%
Leggett & Platt, Inc.	80,243	3,371,811

Household Products 1.2%
Procter & Gamble Co. (The)	112,106	8,902,337

Industrial Conglomerates 1.9%
3M Co.	11,749	1,769,869
Carlisle Cos., Inc.	2,442	216,581
♦General Electric Co.	392,646	12,230,923

		14,217,373

Insurance 4.5%
Aflac, Inc.	5,075	303,993
Allstate Corp. (The)	68,032	4,224,107
American International Group, Inc.	104,158	6,454,671
Hanover Insurance Group, Inc. (The)	9,338	759,553
Hartford Financial Services Group, Inc. (The)	86,985	3,780,368
Lincoln National Corp.	72,451	3,641,387
MetLife, Inc.	56,206	2,709,691
Progressive Corp. (The)	49,963	1,588,823
Prudential Financial, Inc.	39,464	3,212,764
Travelers Cos., Inc. (The)	41,316	4,662,924
XL Group PLC	32,360	1,267,865

		32,606,146

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-67

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Internet & Catalog Retail 3.4%
♦Amazon.com, Inc. (a)	20,393	$13,783,425
Expedia, Inc.	30,636	3,808,055
Netflix, Inc. (a)	17,170	1,963,904
Priceline Group, Inc. (The) (a)	3,983	5,078,126

		24,633,510

Internet Software & Services 4.8%
Akamai Technologies, Inc. (a)	24,800	1,305,224
♦Alphabet, Inc. (Google)
Class A (a)	12,392	9,641,100
Class C (a)	12,587	9,552,023
eBay, Inc. (a)	44,786	1,230,719
Facebook, Inc. Class A (a)	91,114	9,535,991
VeriSign, Inc. (a)	41,871	3,657,851

		34,922,908

IT Services 4.6%
Automatic Data Processing, Inc.	9,150	775,188
Computer Sciences Corp.	25,436	831,249
CSRA, Inc.	25,436	763,080
Global Payments, Inc.	48,442	3,124,993
International Business Machines Corp.	36,074	4,964,504
Leidos Holdings, Inc.	53,183	2,992,076
MasterCard, Inc. Class A	39,995	3,893,913
MAXIMUS, Inc.	2,632	148,050
PayPal Holdings, Inc. (a)	44,672	1,617,126
Teradata Corp. (a)	66,825	1,765,517
Total System Services, Inc.	728	36,254
Visa, Inc. Class A	78,381	6,078,447
Western Union Co. (The)	189,273	3,389,879
WEX, Inc. (a)	13,035	1,152,294
Xerox Corp.	195,337	2,076,432

		33,609,002

Life Sciences Tools & Services 0.5%
Charles River Laboratories International, Inc. (a)	42,804	3,441,014

Machinery 1.0%
AGCO Corp.	58,993	2,677,692
Dover Corp.	28,480	1,746,109
Trinity Industries, Inc.	131,597	3,160,960

		7,584,761

Media 2.8%
Cablevision Systems Corp. Class A	113,315	3,614,748
Comcast Corp. Class A	146,939	8,291,768
Interpublic Group of Cos., Inc. (The)	79,735	1,856,231
News Corp. Class A	251,055	3,354,095
Omnicom Group, Inc.	889	67,261
Walt Disney Co. (The)	32,672	3,433,174

		20,617,277

	Shares	Value
Metals & Mining 0.3%
Newmont Mining Corp.	114,982	$2,068,526
Nucor Corp.	6,466	260,580

		2,329,106

Multi-Utilities 0.4%
CMS Energy Corp.	322	11,618
Public Service Enterprise Group, Inc.	78,246	3,027,337

		3,038,955

Multiline Retail 0.5%
Kohl’s Corp.	460	21,910
Target Corp.	53,680	3,897,705

		3,919,615

Oil, Gas & Consumable Fuels 5.4%
Apache Corp.	10,408	462,844
Chevron Corp.	94,345	8,487,276
ConocoPhillips	28,201	1,316,705
Devon Energy Corp.	11,935	381,920
EOG Resources, Inc.	3,175	224,758
♦Exxon Mobil Corp.	191,316	14,913,082
HollyFrontier Corp.	31,376	1,251,589
Marathon Petroleum Corp.	75,721	3,925,377
Tesoro Corp.	34,560	3,641,587
Valero Energy Corp.	65,536	4,634,050

		39,239,188

Pharmaceuticals 4.8%
Allergan PLC (a)	9,879	3,087,187
Bristol-Myers Squibb Co.	34,820	2,395,268
Eli Lilly & Co.	17,068	1,438,150
♦Johnson & Johnson	132,571	13,617,693
Merck & Co., Inc.	75,906	4,009,355
Pfizer, Inc.	314,213	10,142,796

		34,690,449

Professional Services 0.2%
Robert Half International, Inc.	38,656	1,822,244

Real Estate Investment Trusts 0.8%
Crown Castle International Corp.	9,275	801,824
Host Hotels & Resorts, Inc.	127,367	1,953,810
Lamar Advertising Co. Class A	15,388	922,972
Simon Property Group, Inc.	3,095	601,792
Ventas, Inc.	6,860	387,110
Weyerhaeuser Co.	46,389	1,390,742

		6,058,250

Real Estate Management & Development 0.4%
CBRE Group, Inc. Class A (a)	86,956	3,006,938

Semiconductors & Semiconductor Equipment 2.8%
First Solar, Inc. (a)	31,823	2,100,000

M-68	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	287,327	$9,898,415
Micron Technology, Inc. (a)	151,318	2,142,663
NVIDIA Corp.	103,383	3,407,504
Teradyne, Inc.	78,207	1,616,539
Texas Instruments, Inc.	21,802	1,194,967

		20,360,088

Software 4.3%
Activision Blizzard, Inc.	87,798	3,398,660
Cadence Design Systems, Inc. (a)	60,742	1,264,041
Citrix Systems, Inc. (a)	48,709	3,684,836
Intuit, Inc.	27,736	2,676,524
♦Microsoft Corp.	299,395	16,610,435
Oracle Corp.	111,937	4,089,059

		31,723,555

Specialty Retail 2.8%
AutoZone, Inc. (a)	615	456,275
Best Buy Co., Inc.	92,303	2,810,626
Foot Locker, Inc.	10,906	709,872
GameStop Corp. Class A	62,561	1,754,210
Home Depot, Inc. (The)	50,098	6,625,460
Lowe’s Cos., Inc.	80,803	6,144,260
Signet Jewelers, Ltd.	3,211	397,169
Staples, Inc.	90,005	852,347
TJX Cos., Inc. (The)	6,145	435,742
Urban Outfitters, Inc. (a)	2,952	67,158

		20,253,119

Technology Hardware, Storage & Peripherals 4.1%
♦Apple, Inc.	244,723	25,759,543
Hewlett Packard Enterprise Co.	72,327	1,099,370
HP, Inc.	72,826	862,260
Seagate Technology PLC	53,318	1,954,638

		29,675,811

Textiles, Apparel & Luxury Goods 1.0%
Coach, Inc.	63,749	2,086,505
Michael Kors Holdings, Ltd. (a)	30,709	1,230,202
NIKE, Inc. Class B	44,990	2,811,875
Ralph Lauren Corp.	2,377	264,988
Under Armour, Inc. Class A (a)	7,238	583,455

		6,977,025

Tobacco 1.6%
Altria Group, Inc.	121,560	7,076,007
Philip Morris International, Inc.	53,270	4,682,966

		11,758,973

Trading Companies & Distributors 0.5%
United Rentals, Inc. (a)	48,616	3,526,605

Total Common Stocks (Cost $648,221,450)		722,241,776

	Shares	Value
Exchange-Traded Fund 1.0% (b)
S&P 500 Index—SPDR Trust Series 1	36,856	$7,514,570

Total Exchange-Traded Fund (Cost $7,612,606)		7,514,570

Total Investments (Cost $655,834,056) (c)	100.0%	729,756,346
Other Assets, Less Liabilities	0.0 ‡	236,948
Net Assets	100.0%	$729,993,294

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of December 31, 2015, cost was $658,397,480 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$90,138,547
Gross unrealized depreciation	(18,779,681)

Net unrealized appreciation	$71,358,866

The following abbreviation is used in the preceding pages:

SPDR —Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-69

Portfolio of Investments December 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$722,241,776	$—	$—	$722,241,776
Exchange-Traded Fund	7,514,570	—	—	7,514,570

Total Investments in Securities	$729,756,346	$—	$—	$729,756,346

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-70	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $655,834,056)	$729,756,346
Receivables:
Dividends	771,911
Fund shares sold	182,280
Investment securities sold	84,129

Total assets	730,794,666

Liabilities
Due to custodian	50,123
Payables:
Manager (See Note 3)	338,059
Fund shares redeemed	292,298
Shareholder communication	48,650
NYLIFE Distributors (See Note 3)	31,686
Professional fees	29,725
Custodian	6,751
Trustees	932
Accrued expenses	3,148

Total liabilities	801,372

Net assets	$729,993,294

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$28,757
Additional paid-in capital	601,142,109

601,170,866
Undistributed net investment income	11,106,299
Accumulated net realized gain (loss) on investments	43,793,839
Net unrealized appreciation (depreciation) on investments	73,922,290

Net assets	$729,993,294

Initial Class
Net assets applicable to outstanding shares	$580,635,121

Shares of beneficial interest outstanding	22,836,930

Net asset value per share outstanding	$25.43

Service Class
Net assets applicable to outstanding shares	$149,358,173

Shares of beneficial interest outstanding	5,920,292

Net asset value per share outstanding	$25.23

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-71

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends	$15,912,337

Expenses
Manager (See Note 3)	4,065,073
Distribution and service—Service Class (See Note 3)	372,972
Shareholder communication	110,309
Professional fees	67,526
Custodian	27,067
Trustees	14,871
Miscellaneous	24,834

Total expenses	4,682,652

Net investment income (loss)	11,229,685

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	46,151,128
Net change in unrealized appreciation (depreciation) on investments	(51,732,649)

Net realized and unrealized gain (loss) on investments	(5,581,521)

Net increase (decrease) in net assets resulting from operations	$5,648,164

M-72	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,229,685	$9,688,598
Net realized gain (loss) on investments	46,151,128	94,661,168
Net change in unrealized appreciation (depreciation) on investments	(51,732,649)	(9,661,982)

Net increase (decrease) in net assets resulting from operations	5,648,164	94,687,784

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(8,011,726)	(7,338,521)
Service Class	(1,738,285)	(1,241,076)

	(9,750,011)	(8,579,597)

From net realized gain on investments:
Initial Class	(44,902,603)	—
Service Class	(11,265,810)	—

	(56,168,413)	—

Total dividends and distributions to shareholders	(65,918,424)	(8,579,597)

Capital share transactions:
Net proceeds from sale of shares	70,330,526	60,222,806
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	65,918,424	8,579,597
Cost of shares redeemed	(92,834,602)	(69,860,143)

Increase (decrease) in net assets derived from capital share transactions	43,414,348	(1,057,740)

Net increase (decrease) in net assets	(16,855,912)	85,050,447

Net Assets
Beginning of year	746,849,206	661,798,759

End of year	$729,993,294	$746,849,206

Undistributed net investment income at end of year	$11,106,299	$9,715,592

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-73

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$27.80	$24.58	$18.40	$16.02	$16.04

Net investment income (loss)	0.42 (a)	0.37 (a)	0.37	0.32 (a)	0.25 (a)
Net realized and unrealized gain (loss) on investments	(0.28)	3.19	6.16	2.36	(0.02)

Total from investment operations	0.14	3.56	6.53	2.68	0.23

Less dividends and distributions:
From net investment income	(0.38)	(0.34)	(0.35)	(0.30)	(0.25)
From net realized gain on investments	(2.13)	—	—	—	—

Total dividends and distributions	(2.51)	(0.34)	(0.35)	(0.30)	(0.25)

Net asset value at end of year	$25.43	$27.80	$24.58	$18.40	$16.02

Total investment return	0.85%	14.53%	35.66%	16.72%	1.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%	1.44%	1.48%	1.80%	1.45%
Net expenses	0.57%	0.58%	0.58%	0.59%	0.59%
Portfolio turnover rate	112%	111%	108%	132%	102%
Net assets at end of year (in 000’s)	$580,635	$605,679	$570,986	$472,324	$452,849

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$27.61	$24.44	$18.31	$15.94	$15.96

Net investment income (loss)	0.35 (a)	0.31 (a)	0.26	0.27 (a)	0.21 (a)
Net realized and unrealized gain (loss) on investments	(0.27)	3.15	6.17	2.35	(0.02)

Total from investment operations	0.08	3.46	6.43	2.62	0.19

Less dividends and distributions:
From net investment income	(0.33)	(0.29)	(0.30)	(0.25)	(0.21)
From net realized gain on investments	(2.13)	—	—	—	—

Total dividends and distributions	(2.46)	(0.29)	(0.30)	(0.25)	(0.21)

Net asset value at end of year	$25.23	$27.61	$24.44	$18.31	$15.94

Total investment return	0.60%	14.25%	35.32%	16.43%	1.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30%	1.19%	1.23%	1.54%	1.21%
Net expenses	0.82%	0.83%	0.83%	0.84%	0.84%
Portfolio turnover rate	112%	111%	108%	132%	102%
Net assets at end of year (in 000’s)	$149,358	$141,170	$90,813	$59,329	$56,929

(a)	Per share data based on average shares outstanding during the year.

M-74	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	–1.41%	5.77%	5.64%	0.84%
Service Class Shares	–1.65	5.51	5.38	1.09

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	1.38%	12.57%	7.21%
MSCI EAFE® Index[3]	–0.81	3.60	2.66
Barclays U.S. Aggregate Bond Index[3]	0.55	3.25	4.59
Conservative Allocation Composite Index[3]	0.91	6.44	5.62
Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio[4]	–1.23	4.42	4.47

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%–40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-75

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$972.20	$0.10	$1,025.10	$0.10

Service Class Shares	$1,000.00	$970.90	$1.34	$1,023.80	$1.38

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.02% for Initial Class and 0.27% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-76	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-81 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

M-77

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Conservative Allocation Portfolio returned –1.41% for Initial Class shares and –1.65% for Service Class shares. Over the same period, both share classes underperformed the 1.38% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark and a broad-based securities-market index. Both share classes underperformed the –0.81% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 0.55% return of the Barclays U.S. Aggregate Bond Index2 and the 0.91% return of the Conservative Allocation Composite Index2 for the 12 months ended December 31, 2015. These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the –1.23% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Conservative Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s allocations to Underlying Portfolios/Funds that invest in international, emerging-market, smaller-capitalization or energy-related stocks and those that invest in fixed-income securities—accounted for much of the Portfolio’s underperformance of its primary benchmark during the reporting period. Overall, international and emerging-market stocks, smaller-capitalization stocks, energy-related stocks and fixed-income securities tended to underperform U.S. large-cap stocks in 2015. The Portfolio’s underperformance of the MSCI EAFE® Index resulted primarily from exposure to emerging-market equities and energy-related companies, which tended to underperform international stocks in general.

The Conservative Allocation Composite Index may better reflect the Portfolio’s makeup. The Portfolio’s underperformance relative to this additional benchmark reflected the performance of the Underlying Portfolios/Funds. During the reporting period, the performance of individual Underlying Portfolios/Funds was mixed, but detracted from relative performance in the aggregate. Among the Underlying Portfolios/Funds that hurt relative performance were MainStay VP Unconstrained Bond Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. Underlying Portfolios/Funds that helped the Portfolio’s relative performance during the reporting period were MainStay U.S. Equity Opportunities Fund, MainStay Short Duration High Yield Fund and MainStay ICAP Equity Fund.

Returns associated with the management of the Portfolio’s asset allocation policy were negative during 2015. A Portfolio bias toward small-cap stocks and significant allocations to emerging-market equities weighed heavily on relative performance. Positioning within the fixed-income portion of the Portfolio also detracted from relative performance. We increased the Portfolio’s exposure to lower-quality credits as the year progressed and spreads3 widened. High-yield bonds, however, fared poorly during the second half of the year as spreads continued to widen.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information in the management of the Portfolio, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also considered attributes of the individual holdings within the Underlying Portfolios/Funds, such as valuation metrics,

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-78	MainStay VP Conservative Allocation Portfolio

earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we sought to invest in Underlying Portfolios/Funds that we believed occupied attractively valued segments of the market, invested in fairly priced securities and were steered by individuals who had consistently demonstrated capable management in the past.

During the reporting period, we restrained active positioning in the Portfolio. Equity valuations have risen significantly in recent years and no longer appear, in our view, to offer much of a bargain. We believed that a strong dollar and a likely rise in wage pressures could diminish profit margins. These forces also could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities appeared attractively positioned in relation to fixed-income alternatives during the reporting period. Because these influences tended to balance one another out, we maintained a position close to that of the Conservative Allocation Composite Index for much of 2015. The global equity sell-off in August and September did provide an opportunity to add to the Portfolio’s equity positions.

Weak performance in the equity portion of the Portfolio stemmed largely from leaning toward small-cap stocks and emerging-market equities. Our rationale for emphasizing small-cap stocks was our belief that large-cap multinational companies could be vulnerable to weak consumption abroad and could suffer from a strong U.S. dollar. The performance of these stocks during the reporting period, however, implied otherwise. Regarding emerging-market equities, we believed that valuations looked attractive in light of historical standards and that emerging markets could benefit if global growth stabilized and then reaccelerated.

In the fixed-income portion of the Portfolio, we maintained a shorter duration than the Barclays U.S. Aggregate Index, as we have for several years. This positioning reflected our expectation that healthy levels of economic growth would render further monetary easing inappropriate and would ultimately lead to upward pressure on wages and prices generally. During the reporting period, that view was not realized, despite anecdotal evidence of rising price pressures and the Federal Reserve’s December increase in the target federal funds range. The Portfolio also favored lower-quality instruments because we believed that widening credit spreads might have exaggerated likely default rates and that the yields of these securities represented compelling values.

How did the Portfolio’s allocations change over the course of the reporting period?

During the reporting period, the most consequential allocation change was a shift from cash into MainStay VP S&P 500 Index Portfolio. Movement between these two options was frequent throughout the course of 2015, as this is a way for the Portfolio to manage overall equity exposure. Management of equity exposure slightly helped performance during the reporting period.

Also significant were increases in the Portfolio’s allocations to MainStay U.S. Small Cap Fund and MainStay VP Mid Cap Core Portfolio, both driven by our desire to own stock in companies with significant exposure to domestic spending. Funding for those investments came from a variety of large-cap equity Underlying Portfolios/Funds including MainStay ICAP Equity Fund and MainStay VP T. Rowe Price Equity Income Portfolio.

The Portfolio’s position in MainStay VP High Yield Corporate Bond Portfolio increased notably as credit spreads widened and the return opportunity in this part of the market became more appealing. We also established a sizable position in MainStay VP PIMCO Real Return Portfolio in anticipation of rising inflation. In the wake of turbulence in crude oil pricing, we shifted exposure from the upstream to the midstream sector of the master limited partnership (MLP) market by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier Fund. The Portfolio also eliminated its position in MainStay VP Marketfield Portfolio.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

The highest total returns came from MainStay VP Large Cap Growth Portfolio and MainStay VP International Equity Portfolio. At the other end of the spectrum, energy-related Underlying Portfolios/Funds—including MainStay Cushing Royalty Energy Income Fund, MainStay Cushing MLP Premier Fund and MainStay VP Cushing Renaissance Advantage Portfolio—had by far the lowest total returns, followed at some distance by MainStay VP Emerging Markets Equity Portfolio.

M-79

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

As a result of position size and strong performance, the most significant contributions to the Portfolio’s performance came from MainStay U.S. Equity Opportunities Fund and MainStay VP Large Cap Growth Portfolio. (Contributions take weightings and total returns into account.) The Underlying Portfolios/Funds that detracted the most from the Portfolio’s performance were MainStay VP Cushing Renaissance Advantage Portfolio and MainStay VP Emerging Markets Equity Portfolio.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and weakening conditions in a few key developing nations combined to keep U.S. Treasury yields capped at low levels across much of the yield curve.5 Indications of growing wage pressure and the December “lift-off” from a near-zero interest-rate policy in the United States may have the opposite effect at some point. Within credit, falling crude oil prices led to a significant widening of spreads in the energy sector, but contagion to other sectors was modest during the reporting period. Liquidity concerns may have hampered performance in the corporate bond market.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

During the reporting period, strong returns were hard to find in the fixed-income market. Investment-grade bonds eked out small gains, while inflation-indexed instruments declined and speculative-grade bonds fell more sharply.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

A large position in MainStay VP Bond Portfolio was the most significant contributor to the Portfolio’s performance, followed by a much smaller position in MainStay Short Duration High Yield Fund. MainStay VP High Yield Bond Portfolio was the greatest detractor from the Portfolio’s performance, followed by MainStay VP Unconstrained Bond Portfolio.

5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-80	MainStay VP Conservative Allocation Portfolio

Portfolio of Investments December 31, 2015

	Shares	Value
Affiliated Investment Companies 99.7%†
Equity Funds 43.0%
MainStay Cushing MLP Premier Fund Class I	390,799	$5,256,253
MainStay Emerging Markets Opportunities Fund Class I	409,823	3,139,245
MainStay Epoch Global Choice Fund Class I (a)	1,521,864	27,454,420
MainStay Epoch U.S. All Cap Fund Class I	991,117	24,867,122
MainStay ICAP Equity Fund Class I	310,115	12,993,803
MainStay ICAP International Fund Class I	1,082,072	33,327,803
MainStay International Opportunities Fund Class I (a)	3,898,188	32,238,012
MainStay MAP Fund Class I	740,183	26,683,589
MainStay U.S. Equity Opportunities Fund Class I	3,114,591	26,847,777
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	718,313	5,451,643
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	1,490,612	17,189,428
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	2,256,227	15,403,326
MainStay VP International Equity Portfolio Initial Class (a)	901,461	12,657,892
MainStay VP Large Cap Growth Portfolio Initial Class (a)	1,501,241	31,264,725
MainStay VP Mid Cap Core Portfolio Initial Class (a)	2,023,296	26,304,147
MainStay VP S&P 500 Index Portfolio Initial Class	855,067	35,309,921
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	2,537,085	30,375,762
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	2,320,734	26,765,987

Total Equity Funds (Cost $431,807,412)		393,530,855

Fixed Income Funds 56.7%
MainStay High Yield Opportunities Fund Class I	463,580	4,594,082
MainStay Short Duration High Yield Fund Class I (a)	4,029,403	38,037,568
MainStay Total Return Bond Fund Class I	3,582,115	36,716,682
MainStay VP Bond Portfolio Initial Class (a)	20,737,372	294,307,566
MainStay VP Floating Rate Portfolio Initial Class (a)	6,333,736	55,351,028
MainStay VP High Yield Corporate Bond Portfolio Initial Class (a)	5,411,870	49,229,458
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,702,086	13,809,280

	Shares	Value
Fixed Income Funds (continued)
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	2,895,849	$27,622,485

Total Fixed Income Funds (Cost $543,108,792)		519,668,149

Total Affiliated Investment Companies (Cost $974,916,204)		913,199,004

	Principal Amount
Short-Term Investment 0.3%
Repurchase Agreement 0.3%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $3,193,641 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 6/30/20, with a Principal Amount of $3,250,000 and a Market Value of $3,237,813)	$3,193,630	3,193,630

Total Short-Term Investment (Cost $3,193,630)		3,193,630

Total Investments (Cost $978,109,834) (b)	100.0%	916,392,634
Other Assets, Less Liabilities	(0.0)‡	(128,515)
Net Assets	100.0%	$916,264,119

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	As of December 31, 2015, cost was $981,816,997 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$950,957
Gross unrealized depreciation	(66,375,320)

Net unrealized depreciation	$(65,424,363)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-81

Portfolio of Investments December 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$393,530,855	$—	$—	$393,530,855
Fixed Income Funds	519,668,149	—	—	519,668,149
Short-Term Investment
Repurchase Agreement	—	3,193,630	—	3,193,630

Total Investments in Securities	$913,199,004	$3,193,630	$—	$916,392,634

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-82	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in affiliated investment companies, at value (identified cost $974,916,204)	$913,199,004
Repurchase agreement, at value (identified cost $3,193,630)	3,193,630
Receivables:
Fund shares sold	669,364
Dividends and interest	3
Other assets	3

Total assets	917,062,004

Liabilities
Payables:
Investment securities purchased	264,920
Fund shares redeemed	256,169
NYLIFE Distributors (See Note 3)	192,348
Shareholder communication	56,823
Professional fees	20,908
Custodian	2,180
Trustees	1,167
Accrued expenses	3,370

Total liabilities	797,885

Net assets	$916,264,119

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$86,449
Additional paid-in capital	965,666,736

965,753,185
Undistributed net investment income	20,586,706
Accumulated net realized gain (loss) on investments	(8,358,572)
Net unrealized appreciation (depreciation) on investments	(61,717,200)

Net assets	$916,264,119

Initial Class
Net assets applicable to outstanding shares	$16,170,859

Shares of beneficial interest outstanding	1,510,226

Net asset value per share outstanding	$10.71

Service Class
Net assets applicable to outstanding shares	$900,093,260

Shares of beneficial interest outstanding	84,938,311

Net asset value per share outstanding	$10.60

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-83

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$19,980,418
Interest	34

Total income	19,980,452

Expenses
Distribution and service—Service Class (See Note 3)	2,324,105
Shareholder communication	127,131
Professional fees	60,074
Trustees	18,808
Custodian	8,741
Miscellaneous	23,704

Total expenses	2,562,563

Net investment income (loss)	17,417,889

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(5,295,164)
Realized capital gain distributions from affiliated investment companies	25,409,686

Net realized gain (loss) on investments and investments from affiliated investment companies	20,114,522

Net change in unrealized appreciation (depreciation) on investments	(53,903,227)

Net realized and unrealized gain (loss) on investments	(33,788,705)

Net increase (decrease) in net assets resulting from operations	$(16,370,816)

M-84	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,417,889	$15,881,854
Net realized gain (loss) on investments and investments from affiliated investment companies	20,114,522	59,643,162
Net change in unrealized appreciation (depreciation) on investments	(53,903,227)	(40,600,122)

Net increase (decrease) in net assets resulting from operations	(16,370,816)	34,924,894

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(388,216)	(382,604)
Service Class	(19,859,044)	(20,415,364)

	(20,247,260)	(20,797,968)

From net realized gain on investments:
Initial Class	(954,331)	(989,820)
Service Class	(54,181,359)	(57,771,177)

	(55,135,690)	(58,760,997)

Total dividends and distributions to shareholders	(75,382,950)	(79,558,965)

Capital share transactions:
Net proceeds from sale of shares	157,159,911	117,323,356
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	75,382,950	79,558,965
Cost of shares redeemed	(136,575,203)	(94,158,198)

Increase (decrease) in net assets derived from capital share transactions	95,967,658	102,724,123

Net increase (decrease) in net assets	4,213,892	58,090,052

Net Assets
Beginning of year	912,050,227	853,960,175

End of year	$916,264,119	$912,050,227

Undistributed net investment income at end of year	$20,586,706	$20,247,259

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-85

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.85	$12.47	$11.62	$11.35	$11.34

Net investment income (loss) (a)	0.24	0.25	0.24	0.28	0.28
Net realized and unrealized gain (loss) on investments	(0.41)	0.28	1.24	0.93	0.03

Total from investment operations	(0.17)	0.53	1.48	1.21	0.31

Less dividends and distributions:
From net investment income	(0.28)	(0.32)	(0.31)	(0.26)	(0.25)
From net realized gain on investments	(0.69)	(0.83)	(0.32)	(0.68)	(0.05)

Total dividends and distributions	(0.97)	(1.15)	(0.63)	(0.94)	(0.30)

Net asset value at end of year	$10.71	$11.85	$12.47	$11.62	$11.35

Total investment return	(1.41%)	4.29%	13.03%	10.69%	2.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.01%	1.99%	1.96%	2.34%	2.44%
Net expenses (b)	0.03%	0.03%	0.03%	0.03%	0.04%
Portfolio turnover rate	40%	47%	56%	53%	62%
Net assets at end of year (in 000’s)	$16,171	$15,669	$14,971	$12,866	$9,472

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.73	$12.37	$11.54	$11.28	$11.28

Net investment income (loss) (a)	0.21	0.22	0.21	0.24	0.25
Net realized and unrealized gain (loss) on investments	(0.40)	0.26	1.23	0.93	0.03

Total from investment operations	(0.19)	0.48	1.44	1.17	0.28

Less dividends and distributions:
From net investment income	(0.25)	(0.29)	(0.29)	(0.23)	(0.23)
From net realized gain on investments	(0.69)	(0.83)	(0.32)	(0.68)	(0.05)

Total dividends and distributions	(0.94)	(1.12)	(0.61)	(0.91)	(0.28)

Net asset value at end of year	$10.60	$11.73	$12.37	$11.54	$11.28

Total investment return	(1.65%)	4.03%	12.75%	10.42%	2.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84%	1.78%	1.73%	2.07%	2.23%
Net expenses (b)	0.28%	0.28%	0.28%	0.28%	0.29%
Portfolio turnover rate	40%	47%	56%	53%	62%
Net assets at end of year (in 000’s)	$900,093	$896,381	$838,989	$680,119	$518,788

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-86	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Convertible Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	–1.33%	6.78%	7.12%	0.63%
Service Class Shares	–1.57	6.52	6.85	0.88

Benchmark Performance	One Year	Five Years	Ten Years
BofA Merrill Lynch All U.S. Convertibles Index[2]	–3.24%	7.59%	6.65%
Average Lipper Convertible Securities Fund[3]	–3.61	5.38	5.15

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-87

Cost in Dollars of a $1,000 Investment in MainStay VP Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$952.20	$3.05	$1,022.10	$3.16

Service Class Shares	$1,000.00	$951.00	$4.28	$1,020.80	$4.43

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.62% for Initial Class and 0.87% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-88	MainStay VP Convertible Portfolio

Portfolio Composition as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-92 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	Jarden Corp., 1.875%, due 9/15/18

2.	Priceline Group, Inc. (The), 0.35%–1.00%, due 3/15/18–6/15/20

3.	Danaher Corp., (zero coupon), due 1/22/21

4.	Air Lease Corp., 3.875%, due 12/1/18

5.	Xilinx, Inc., 2.625%, due 6/15/17
6.	BioMarin Pharmaceutical, Inc., 0.75%, due 10/15/18

7.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), (zero coupon), due 5/3/17

8.	Teleflex, Inc., 3.875%, due 8/1/17

9.	Medidata Solutions, Inc., 1.00%, due 8/1/18

10.	ON Semiconductor Corp., 1.00%–2.625%, due 12/1/20–12/15/26

M-89

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Convertible Portfolio perform relative to its primary benchmark and peers for the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Convertible Portfolio returned –1.33% for Initial Class shares and –1.57% for Service Class shares. Over the same period, both share classes outperformed the –3.24% return of the BofA Merrill Lynch All U.S. Convertibles Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the –3.61% return of the Average Lipper1 Convertible Securities Fund for the 12 months ended December 31, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the Portfolio’s performance benefited from a lack of exposure to many of the convertible securities in the Index that suffered outsized declines because of company-specific troubles, such as convertible securities of SunEdison, Clovis Oncology and Iconix Brand Group. The Portfolio’s performance during the reporting period was not dictated by any overriding theme. Certain securities in the health care and information technology sectors enhanced performance, while several securities concentrated in the energy and basic materials sectors hurt performance. Similar results were evident in the general market, as numerous biotechnology companies with novel therapies saw their share prices and convertible bonds advance. In contrast, nearly all energy-related and basic materials companies saw their share prices and convertible bonds decline, as the glut of commodities such as natural gas, crude oil, coal and metals had a negative impact on the profitability of these companies.

What was the Portfolio’s duration2 strategy during the reporting period?

Because convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates, duration does not guide our investment decisions. That said, as of December 31, 2015, the duration of the Portfolio was 3.6 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

As convertible bond performance is largely determined by the performance of the underlying equity security, our decision-making process is guided by our analysis of the underlying equity and whether the convertible security is likely to participate in the equity’s upside and provide some measure of protection on the downside. Our equity analysis looks at the health and prospects of the underlying business, the strength of management, financial stability and valuation.

During the reporting period, which market segments and individual securities were the strongest positive contributors to the Portfolio’s performance and which market segments and securities were particularly weak?

The Portfolio’s strongest-contributing sectors during the reporting period were health care and information technology. (Contributions take weightings and total returns into account.)

In health care, the convertible bonds of medical equipment manufacturer, Teleflex, biotechnology company BioMarin and drug distributor Omnicare were among the best performers in the Portfolio based on dollar gains during the reporting period. Teleflex, a manufacturer of medical devices such as catheters and breathing masks, continued its strategy of improving operating margins and organic sales growth to deliver solid earnings and free cash flow growth. BioMarin had positive announcements related to drugs in development and sales of existing products. During the reporting period, drug distributor Omnicare agreed to be acquired by CVS Health Corp., and the deal closed on August 18, 2015.

In information technology, the convertible bonds of semiconductor company Xilinx and software developer Proofpoint were among the Portfolio’s most substantial contributors. The common shares and convertible bonds of Xilinx rose during the second half of the year after the company reported third-quarter earnings and forward guidance that exceeded investor expectations. The price of Proofpoint’s securities rose as the company continued to report sales and earnings that exceeded investor expectations.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-90	MainStay VP Convertible Portfolio

During the reporting period, the Portfolio’s weakest-contributing market segments were metals and energy. The convertible bonds of U.S. Steel and the convertible preferred shares of iron & steel company ArcelorMittal and aluminum company Alcoa were among the worst-performing securities in the Portfolio in terms of dollars lost during the reporting period. Metals companies generally performed poorly because investors were concerned about slowing demand from China, high levels of inventory and cheap steel imports from India and China.

In the energy sector, convertible bonds of oil & gas services companies Helix Energy and Schlumberger Ltd. and convertible preferred shares of energy producer Southwestern Energy were among the Portfolio’s worst-performing holdings during the reporting period. Each of these companies was hurt by sharp declines in the prices of crude oil and natural gas during the reporting period. At Southwestern Energy, the decline in commodity prices directly affected the company’s revenue and profits. For Helix and Schlumberger, which supply products and services to energy production companies, lower commodity prices resulted in less demand for the companies’ offerings. We believe that the sharp decline in the North American rig count and the abandonment of projects in high cost areas such as the North Sea, Canada and Brazil could ultimately lead to a decrease in production, which could help boost commodity prices.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, noteworthy purchases included the convertible preferred shares of specialty chemical manufacturer A. Schulman and pharmaceutical company Allergan. We also purchased noteworthy positions in the convertible bonds of trucking logistics company Echo Global Logistics, biopharmaceutical company Depomed, airline charter company Atlas Air Worldwide and semiconductor company ON Semiconductor.

During the reporting period several Portfolio positions matured or converted and were taken out of the

Portfolio. Among these were positions in lodging company MGM Resorts International, air carrier United Continental Holdings and real estate investment trust (REIT) Host Hotels & Resorts.

In addition, we reduced the Portfolio’s holdings of metals-related companies by selling the entire convertible preferred share holding of ArcelorMittal and the convertible bonds of U.S. Steel. We sold the convertible bonds of Pacira Pharmaceutical after the company received warning letters from the Federal Drug Administration (FDA) related to its key drug, Experel. We also sold our holding of pharmaceutical distribution company Omnicare after the company agreed to be acquired by CVS Health Corp. The Portfolio also sold its holding of rooftop solar panel installer SolarCity because we believed that fundamentals and the financial outlook for the company were deteriorating.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio decreased its weightings in the consumer discretionary, telecommunications and materials sectors. The Portfolio increased its weightings in the industrials, health care, financials, consumer staples and energy sectors. The Portfolio’s weightings in the utilities and information technology sectors were relatively unchanged during the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the Portfolio held overweight positions relative to the BofA Merrill Lynch All U.S. Convertibles Index in the consumer discretionary, energy, and industrial sectors. As of the same date, the Portfolio held underweight positions in the financial, utilities and consumer staples sectors. As of December 31, 2015, the Portfolio held neutral weightings in the telecommunications, information technology, health care and materials sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-91

Portfolio of Investments December 31, 2015

	Principal Amount	Value
Convertible Securities 85.9%† Convertible Bonds 74.4%
Auto Manufacturers 2.2%
Fiat Chrysler Automobiles N.V. 7.875%, due 12/15/16	$5,124,700	$5,967,073
Wabash National Corp. 3.375%, due 5/1/18	5,944,000	7,195,955

		13,163,028

Biotechnology 6.8%
♦BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	10,732,000	13,830,865
Gilead Sciences, Inc. 1.625%, due 5/1/16	2,625,000	11,733,763
Illumina, Inc. (zero coupon), due 6/15/19	2,699,000	2,946,971
0.50%, due 6/15/21	4,587,000	5,369,657
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	2,993,000	3,374,608
Medicines Co. (The) 1.375%, due 6/1/17	2,787,000	3,980,184

		41,236,048

Commercial Services 4.6%
Carriage Services, Inc. 2.75%, due 3/15/21	4,631,000	5,479,052
Live Nation Entertainment, Inc. 2.50%, due 5/15/19	10,174,000	10,396,556
Macquarie Infrastructure Corp. 2.875%, due 7/15/19	10,798,000	12,127,504

		28,003,112

Computers 1.3%
SanDisk Corp. 0.50%, due 10/15/20	7,726,000	8,035,040

Finance—Leasing Companies 2.4%
♦Air Lease Corp. 3.875%, due 12/1/18	10,597,000	14,464,905

Health Care—Products 6.6%
♦Danaher Corp. (zero coupon), due 1/22/21	5,805,000	15,655,359
Hologic, Inc. 2.00%, due 3/1/42 (a)	5,246,000	7,023,082
Insulet Corp. 2.00%, due 6/15/19	1,958,000	2,032,649
♦Teleflex, Inc. 3.875%, due 8/1/17	5,964,000	12,755,505

	Principal Amount	Value
Health Care—Products (continued)
Wright Medical Group, Inc. 2.00%, due 2/15/20 (b)	$2,309,000	$2,399,917

		39,866,512

Health Care—Services 2.5%
Anthem, Inc. 2.75%, due 10/15/42	4,852,000	9,285,515
Molina Healthcare, Inc. 1.625%, due 8/15/44	4,928,000	5,941,320

		15,226,835

Home Builders 0.9%
Lennar Corp. 3.25%, due 11/15/21 (b)	2,673,000	5,578,217

Insurance 2.1%
MGIC Investment Corp. 2.00%, due 4/1/20	1,963,000	2,738,385
5.00%, due 5/1/17	5,743,000	5,936,826
Radian Group, Inc. 2.25%, due 3/1/19	3,014,000	3,897,479

		12,572,690

Internet 5.0%
HomeAway, Inc. 0.125%, due 4/1/19	6,754,000	6,779,328
♦Priceline Group, Inc. (The) 0.35%, due 6/15/20	4,893,000	5,844,077
1.00%, due 3/15/18	8,317,000	11,867,319
Twitter, Inc. 0.25%, due 9/15/19	6,265,000	5,352,659

		29,843,383

Leisure Time 3.3%
♦Jarden Corp. 1.875%, due 9/15/18	10,747,000	19,593,124

Machinery—Diversified 1.1%
Chart Industries, Inc. 2.00%, due 8/1/18	7,544,000	6,563,280

Media 0.7%
Liberty Interactive LLC 3.50%, due 1/15/31	292,000	150,745
Liberty Media Corp. 1.375%, due 10/15/23	3,916,000	3,854,812

		4,005,557

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

M-92	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Oil & Gas 1.7%
Whiting Petroleum Corp. 1.25%, due 4/1/20 (b)	$14,504,000	$9,935,240

Oil & Gas Services 3.8%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	7,918,000	6,279,964
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/3/17 (b)(c)	10,185,000	12,991,986
Newpark Resources, Inc. 4.00%, due 10/1/17	2,427,000	2,172,165
SEACOR Holdings, Inc. 2.50%, due 12/15/27	1,751,000	1,659,072

		23,103,187

Pharmaceuticals 2.8%
Array BioPharma, Inc. 3.00%, due 6/1/20	1,951,000	1,815,649
Depomed, Inc. 2.50%, due 9/1/21	4,909,000	5,596,260
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	6,103,000	9,558,824

		16,970,733

Real Estate Investment Trusts 1.5%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (b)	6,391,000	9,135,136

Semiconductors 13.8%
InvenSense, Inc. 1.75%, due 11/1/18	2,698,000	2,527,689
Lam Research Corp. 1.25%, due 5/15/18	4,539,000	6,521,976
Microchip Technology, Inc. 1.625%, due 2/15/25 (b)	12,426,000	12,410,467
Micron Technology, Inc. 3.00%, due 11/15/43	13,778,000	11,521,852
NVIDIA Corp. 1.00%, due 12/1/18	5,473,000	9,143,331
NXP Semiconductors N.V. 1.00%, due 12/1/19	10,858,000	11,950,586
♦ON Semiconductor Corp. 1.00%, due 12/1/20 (b)	6,774,000	6,342,157
2.625%, due 12/15/26	5,466,000	6,115,088
Rambus, Inc. 1.125%, due 8/15/18	2,076,000	2,406,863
♦Xilinx, Inc. 2.625%, due 6/15/17	8,729,000	14,211,903

		83,151,912

	Principal Amount	Value
Software 8.3%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	$5,946,000	$6,718,980
Citrix Systems, Inc. 0.50%, due 4/15/19	2,999,000	3,276,408
♦Medidata Solutions, Inc. 1.00%, due 8/1/18	11,423,000	12,515,324
Proofpoint, Inc. 0.75%, due 6/15/20 (b)	1,386,000	1,456,166
1.25%, due 12/15/18	1,294,000	2,235,385
Red Hat, Inc. 0.25%, due 10/1/19	4,278,000	5,590,811
Salesforce.com, Inc. 0.25%, due 4/1/18	5,485,000	7,068,794
Verint Systems, Inc. 1.50%, due 6/1/21	12,098,000	11,402,365

		50,264,233

Transportation 3.0%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	3,996,000	3,326,670
Echo Global Logistics, Inc. 2.50%, due 5/1/20	5,997,000	5,277,360
XPO Logistics, Inc. 4.50%, due 10/1/17	5,676,000	9,713,055

		18,317,085

Total Convertible Bonds (Cost $420,886,430)		449,029,257

	Shares
Convertible Preferred Stocks 11.5%
Chemicals 1.3%
A. Schulman, Inc. 6.00%	9,735	8,080,050

Food 1.8%
Post Holdings, Inc. 3.75%	41,824	5,716,254
Tyson Foods, Inc. 4.75%	87,752	5,324,791

		11,041,045

Hand & Machine Tools 1.0%
Stanley Black & Decker, Inc. 6.25%	50,521	5,900,348

Insurance 0.4%
Maiden Holdings, Ltd. Series B 7.25%	40,993	2,156,847

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-93

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Convertible Preferred Stocks (continued)
Mining 0.3%
Alcoa, Inc. 5.375%	59,015	$1,965,790

Oil & Gas 0.5%
Sanchez Energy Corp. Series A 4.875%	23,784	295,204
Southwestern Energy Co. Series B 6.25%	129,303	2,398,571

		2,693,775

Pharmaceuticals 2.7%
Allergan PLC Series A 5.50%	6,285	6,474,681
Teva Pharmaceutical Industries, Ltd. 7.00%	9,650	9,817,509

		16,292,190

Real Estate Investment Trusts 2.8%
American Tower Corp. Series A 5.25%	73,206	7,486,045
Crown Castle International Corp. Series A 4.50%	73,721	7,903,260
Welltower, Inc. Series I 6.50%	26,800	1,632,388

		17,021,693

Telecommunications 0.7%
T-Mobile U.S., Inc. 5.50%	60,081	4,068,084

Total Convertible Preferred Stocks (Cost $73,070,010)		69,219,822

Total Convertible Securities (Cost $493,956,440)		518,249,079

Common Stocks 5.4%
Aerospace & Defense 1.2%
United Technologies Corp.	77,758	7,470,211

Airlines 1.2%
Delta Air Lines, Inc.	147,180	7,460,554

Auto Manufacturers 0.4%
General Motors Co.	72,307	2,459,161

	Shares	Value
Banks 0.7%
Bank of America Corp.	267,678	$4,505,021

Hand & Machine Tools 0.6%
Stanley Black & Decker, Inc.	34,556	3,688,162

Internet 0.5%
Expedia, Inc.	22,319	2,774,252

Oil & Gas Services 0.8%
Cameron International Corp. (d)	33,365	2,108,668
Halliburton Co.	73,392	2,498,263

		4,606,931

Total Common Stocks (Cost $34,320,502)		32,964,292

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $10.00 Expires 7/10/16 (d)	634	15,457
Strike Price $18.33 Expires 7/10/19 (d)	634	10,373

Total Warrants (Cost $570)		25,830

	Principal Amount
Short-Term Investment 8.5%
Repurchase Agreement 8.5%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 01/04/16 Proceeds at Maturity $51,574,264 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 6/30/20, with a Principal Amount of $52,475,000 and a Market Value of $52,278,219)	$51,574,092	51,574,092

Total Short-Term Investment (Cost $51,574,092)		51,574,092

Total Investments (Cost $579,851,604) (e)	99.8%	602,813,293
Other Assets, Less Liabilities	0.2	1,011,661
Net Assets	100.0%	$603,824,954

M-94	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown was the rate in effect as of December 31, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock. As of December 31, 2015, the total market value of this security was $12,991,986, which represented 2.2% of the Portfolio’s net assets.
(d)	Non-income producing security.

(e)	As of December 31, 2015, cost was $587,833,324 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$51,125,301
Gross unrealized depreciation	(36,145,332)

Net unrealized appreciation	$14,979,969

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$449,029,257	$—	$449,029,257
Convertible Preferred Stocks (b)	63,208,364	6,011,458	—	69,219,822

Total Convertible Securities	63,208,364	455,040,715	—	518,249,079

Common Stocks	32,964,292	—	—	32,964,292
Warrants	25,830	—	—	25,830
Short-Term Investment
Repurchase Agreement	—	51,574,092	—	51,574,092

Total Investments in Securities	$96,198,486	$506,614,807	$—	$602,813,293

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $5,716,254 and $295,204 are held in Food and Oil & Gas, respectively, within the Convertible Preferred Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-95

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $579,851,604)	$602,813,293
Receivables:
Dividends and interest	1,574,299
Fund shares sold	78,680

Total assets	604,466,272

Liabilities
Payables:
Manager (See Note 3)	304,239
Fund shares redeemed	154,151
NYLIFE Distributors (See Note 3)	98,039
Professional fees	41,370
Shareholder communication	37,498
Custodian	2,629
Trustees	764
Accrued expenses	2,628

Total liabilities	641,318

Net assets	$603,824,954

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$51,200
Additional paid-in capital	551,019,630

551,070,830
Undistributed net investment income	6,470,304
Accumulated net realized gain (loss) on investments	23,322,131
Net unrealized appreciation (depreciation) on investments	22,961,689

Net assets	$603,824,954

Initial Class
Net assets applicable to outstanding shares	$142,942,163

Shares of beneficial interest outstanding	12,053,507

Net asset value per share outstanding	$11.86

Service Class
Net assets applicable to outstanding shares	$460,882,791

Shares of beneficial interest outstanding	39,146,516

Net asset value per share outstanding	$11.77

M-96	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Interest	$6,843,843
Dividends	3,910,276

Total income	10,754,119

Expenses
Manager (See Note 3)	3,702,054
Distribution and service—Service Class (See Note 3)	1,183,898
Professional fees	84,475
Shareholder communication	83,890
Trustees	12,425
Custodian	11,372
Miscellaneous	21,354

Total expenses	5,099,468

Net investment income (loss)	5,654,651

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	38,178,125
Net change in unrealized appreciation (depreciation) on investments	(53,603,933)

Net realized and unrealized gain (loss) on investments	(15,425,808)

Net increase (decrease) in net assets resulting from operations	$(9,771,157)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-97

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,654,651	$6,279,038
Net realized gain (loss) on investments	38,178,125	59,748,649
Net change in unrealized appreciation (depreciation) on investments	(53,603,933)	(20,775,623)

Net increase (decrease) in net assets resulting from operations	(9,771,157)	45,252,064

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(4,133,683)	(5,258,614)
Service Class	(11,475,645)	(12,634,776)

	(15,609,328)	(17,893,390)

From net realized gain on investments:
Initial Class	(11,416,416)	(6,416,994)
Service Class	(36,364,540)	(18,495,165)

	(47,780,956)	(24,912,159)

Total dividends and distributions to shareholders	(63,390,284)	(42,805,549)

Capital share transactions:
Net proceeds from sale of shares	76,215,496	66,288,907
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	63,390,284	42,805,549
Cost of shares redeemed	(81,245,284)	(72,678,737)

Increase (decrease) in net assets derived from capital share transactions	58,360,496	36,415,719

Net increase (decrease) in net assets	(14,800,945)	38,862,234

Net Assets
Beginning of year	618,625,899	579,763,665

End of year	$603,824,954	$618,625,899

Undistributed net investment income at end of year	$6,470,304	$1,667,645

M-98	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$13.41	$13.38	$11.70	$11.09	$11.96

Net investment income (loss) (a)	0.14	0.16	0.17	0.25	0.29
Net realized and unrealized gain (loss) on investments	(0.32)	0.88	2.73	0.75	(0.88)

Total from investment operations	(0.18)	1.04	2.90	1.00	(0.59)

Less dividends and distributions:
From net investment income	(0.36)	(0.45)	(0.32)	(0.35)	(0.28)
From net realized gain on investments	(1.01)	(0.56)	(0.90)	(0.04)	—

Total dividends and distributions	(1.37)	(1.01)	(1.22)	(0.39)	(0.28)

Net asset value at end of year	$11.86	$13.41	$13.38	$11.70	$11.09

Total investment return	(1.33%)	7.98%	25.35%	9.13%	(4.75%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%	1.21%	1.29%	2.12%	2.43%
Net expenses	0.62%	0.63%	0.64%	0.64%	0.65%
Portfolio turnover rate	58%	55%	77%	69%	80%
Net assets at end of year (in 000’s)	$142,942	$158,220	$160,947	$149,653	$173,777

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$13.32	$13.27	$11.61	$11.01	$11.89

Net investment income (loss) (a)	0.11	0.13	0.13	0.22	0.26
Net realized and unrealized gain (loss) on investments	(0.32)	0.86	2.73	0.74	(0.88)

Total from investment operations	(0.21)	0.99	2.86	0.96	(0.62)

Less dividends and distributions:
From net investment income	(0.33)	(0.38)	(0.30)	(0.32)	(0.26)
From net realized gain on investments	(1.01)	(0.56)	(0.90)	(0.04)	—

Total dividends and distributions	(1.34)	(0.94)	(1.20)	(0.36)	(0.26)

Net asset value at end of year	$11.77	$13.32	$13.27	$11.61	$11.01

Total investment return	(1.57%)	7.71%	25.04%	8.86%	(4.99%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%	0.97%	1.01%	1.87%	2.19%
Net expenses	0.87%	0.88%	0.89%	0.89%	0.90%
Portfolio turnover rate	58%	55%	77%	69%	80%
Net assets at end of year (in 000’s)	$460,883	$460,406	$418,817	$315,937	$314,759

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-99

MainStay VP Cornerstone Growth Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2.58%	9.56%	5.48%	0.73%
Service Class Shares	2.33	9.28	5.22	0.98

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[2]	5.67%	13.53%	8.53%
S&P 500® Index[2]	1.38	12.57	7.31
Average Lipper Variable Products Large-Cap Growth Portfolio[3]	6.14	12.30	7.67

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have above-average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-100	MainStay VP Cornerstone Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Cornerstone Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$985.20	$3.65	$1,021.50	$3.72

Service Class Shares	$1,000.00	$984.00	$4.90	$1,020.30	$4.99

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.73% for Initial Class and 0.98% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-101

Industry Composition as of December 31, 2015 (Unaudited)

Internet Software & Services	14.1%
Biotechnology	9.4
Specialty Retail	8.5
Software	8.2
Capital Markets	6.4
Health Care Providers & Services	5.9
Internet & Catalog Retail	5.7
Media	4.9
Beverages	4.7
Household Durables	3.0
Oil, Gas & Consumable Fuels	3.0
Textiles, Apparel & Luxury Goods	3.0
Pharmaceuticals	2.9
Technology Hardware, Storage & Peripherals	2.5

Road & Rail	2.4%
Trading Companies & Distributors	2.4
Banks	2.2
Communications Equipment	2.1
Aerospace & Defense	1.9
Semiconductors & Semiconductor Equipment	1.8
Health Care Technology	1.7
IT Services	1.4
Chemicals	0.7
Airlines	0.6
Short-Term Investment	1.1
Other Assets, Less Liabilities	–0.5

100.0%

See Portfolio of Investments beginning on page M-106 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	Alphabet, Inc. (Google), Class A

2.	Amazon.com, Inc.

3.	Home Depot, Inc. (The)

4.	Coca-Cola Co. (The)

5.	Facebook, Inc. Class A
6.	Walt Disney Co. (The)

7.	Ross Stores, Inc.

8.	Microsoft Corp.

9.	NIKE, Inc. Class B

10.	Envision Healthcare Holdings, Inc.

M-102	MainStay VP Cornerstone Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Thomas G. Kamp, CFA, of Cornerstone Capital Management LLC (“Cornerstone”), the Portfolio’s Subadvisor.

How did MainStay VP Cornerstone Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Cornerstone Growth Portfolio returned 2.58% for Initial Class shares and 2.33% for Service Class shares. Both share classes underperformed the 5.67% return of the Russell 1000® Growth Index,1 which is the Portfolio’s primary benchmark and is a broad-based securities-market index. Both share classes outperformed the 1.38% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 6.14 % Average Lipper1 Variable Products Large-Cap Growth Portfolio for the 12 months ended December 31, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the largest factor affecting relative performance was individual stock selection as the sector allocation effect was quite small. Unfortunately, the poor relative performance of a few stocks more than offset the strong relative performance of others. The individual stocks with the greatest negative relative contribution to performance were Stratasys Ltd., Anadarko Petroleum, Rackspace Hosting and Yelp.

Another important factor that affected the performance of the Portfolio relative to the Russell 1000® Growth Index was the large amount of acquisition activity. The Portfolio benefited from acquisition announcements at health care companies Pharmacyclics and Catamaran and at metal components manufacturer Precision Castparts. Discussions of potential deals also provided a takeout premium to some other companies in which the Portfolio invested. Sentiment in the overall market has been affected by the aggressive deal environment, and we believed that this theme was adequately represented in the Portfolio because a degree of optionality existed in many of our companies. This optionality reflected the possibility of a merger or acquisition, corporate reorganization, or an activist investor pressuring a company to do more to generate shareholder value. We believed that in an environment where organic growth was hard to find, companies might seek to “buy growth.” Since the first quarter of 2015, a total of nine companies in the Portfolio have reached an agreement to be acquired, received an unsolicited takeover offer, hired investment bankers to evaluate strategic options, or become the subject of rumors of activist involvement. Remaining true to our investment philosophy and process, we were not event-driven investors and picked our stocks through rigorous fundamental research. Even so, this optionality theme served as an added benefit to the Portfolio’s relative performance. Despite this benefit, however, the Portfolio underperformed the Russell 1000® Growth Index during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index came from consumer discretionary, materials and health care. (Contributions take weightings and total returns into account.) The Portfolio’s weakest-contributing sectors relative to the Index were information technology, energy and industrials.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Online retailer Amazon.com was the strongest positive contributor to the Portfolio’s absolute performance during the reporting period, followed by Internet software & services company Alphabet, Inc. (Google) Class A and social media network Facebook, Inc. Class A.

Amazon.com reported strong earnings results and the company continued to outperform throughout 2015. New disclosures showed that profitability from the Amazon Web Services unit was far above expectations, and the company continued to extend its market share dominance in e-commerce.

Alphabet, Inc. Class A delivered strong second-quarter 2015 results, which led to the stock’s outperformance. Operating margin results were notably strong, exceeding consensus expectations, as costs were well controlled while organic revenue growth accelerated. We believed that the Alphabet reorganization and the anticipated operating

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

M-103

disclosure improvements from the company’s new chief financial officer, Ruth Porat, could lead to greater transparency of core Google profitability.

Facebook, Inc. Class A delivered positive performance in the third quarter of 2015, following stable second-quarter results. Revenue was in line with consensus expectations, while operating income exceeded them as annual expense-growth guidance was reduced for the third consecutive quarter. The company’s advertising monetization levels continued to increase based on Facebook’s superior native mobile advertising experience. Facebook has expanded its share of time spent on mobile and its level of engagement on mobile. The company has also improved its advertising-measurement initiatives, allowing Facebook to sell ads that were more effective and targeted.

Leading 3D manufacturing company Stratasys was the most substantial detractor from the Portfolio’s absolute performance during the reporting period, followed by energy company Anadarko Petroleum and Internet services company Yelp, Inc. Class A.

The share price of Stratasys declined sharply after the company reported disappointing fourth-quarter 2014 results and issued weak 2015 guidance. Results were below our expectations primarily because of a revenue shortfall in the Makerbot consumer 3D printing business and incremental investment spending planned for 2015.

Anadarko Petroleum hurt the Portfolio’s absolute performance during the reporting period. Earnings fell sharply (along with the rest of the energy complex) as crude prices sank lower following OPEC’s decision to maintain its production targets.

Shares of Yelp declined 50% during the third quarter of 2015 following a Bloomberg story speculating that the CEO had decided not to sell the company. The stock dropped even further after the company released second-quarter 2015 results.

Did the Portfolio make any significant purchases or sales during the reporting period?

We initiated a position in The Coca-Cola Company during the reporting period on the basis of a perception gap (an opportunity in the marketplace that is not perceived or well understood by investors in general). The North American soft-drink industry is finally experiencing positive pricing and a growing profit pool. If the industry should sustain these trends, we believed estimates and the company’s valuation could rise, leading to a favorable reward-to-risk ratio.

We also initiated a position in software company Microsoft prior to the release of the company’s first fiscal-quarter 2016 results, and we added to the position after the release. Under a new CEO, Microsoft is aggressively shifting its business toward cloud computing. The transition of Office from a transactional model to a subscription model drove revenue acceleration and improved visibility. Combined with a rapidly growing cloud-computing platform (Azure), improved growth in sequel server/tools and near-term stability in the PC market, we believed that Microsoft shares could garner a higher multiple if consensus estimates were revised higher.

The only brick-and-mortar retailer the Portfolio owns is discount apparel chain Ross Stores. Our perception gap centers on the fear of many investors that increased off-price competition from Macy’s and Nordstrom could dampen sales productivity at Ross Stores and lead to declining margins and returns. We believed that this fear was misplaced because Ross Stores primarily serves a low-end consumer, and the company’s agility and superior business model could allow the company to increase its consumer-value proposition through the company’s sourcing. We also believed that the company’s reported earnings per share were unlikely to disappoint.

We took advantage of outperformance at managed cloud computing company Rackspace to materially reduce the Portfolio’s position in the company prior to the release of first-quarter 2015 results. We reduced the position again ahead of second-quarter results on the basis of decelerating trends in the managed hosting business and uncertainty about the timing and potential impact of third-party public cloud service offerings. We fully exited the position following the release of second-quarter results, after we concluded that the uncertainty around future growth did not warrant retaining the stock in the Portfolio.

We exited the Portfolio’s position in pharmacy benefit management company Catamaran, which was acquired by UnitedHealth Group in early 2015. Given our relatively cautious market outlook, we held the position for a while because we believed that the deal would close and Catamaran’s stock price would rise to converge on UnitedHealth Group’s offer price, leading to a good return opportunity with low risk. When the Hart-Scott-Rodino waiting period expired, the Catamaran stock price approached the deal price and we exited the Portfolio’s position.

We exited the Portfolio’s position in United Rentals during the reporting period. Our perception gap

M-104	MainStay VP Cornerstone Growth Portfolio

centered on continued strength in U.S.-related heavy equipment rentals driving increased utilization. Unfortunately, rental pricing growth was reduced with the drop in the price of oil. While 11% of United Rentals’ revenues are directly driven by oil and gas customers, the multiplier effect on oil and gas–related construction in shale-producing regions is unknown. We believed that this multiplier effect could lead to future reductions in earnings estimates for United Rentals and were ultimately proven correct as rental pricing and earnings estimates fell significantly after we had exited the position.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure relative to the Russell 1000® Growth Index in the information technology, consumer discretionary and industrials sectors. Over the same period, the Portfolio decreased its exposure relative to the Index in the health care, financials and materials sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the Portfolio held significantly overweight positions relative to the Russell 1000® Growth Index in the consumer discretionary sector. This positioning was more than offset by a significantly underweight position in the consumer staples sector. As of the same date, the Portfolio held modestly overweight positions in financials, energy and information technology and underweight positions in the industrials and materials sectors. As of December 31, 2015, the Portfolio’s top 25 positions represented nearly 79.6% of net assets.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-105

Portfolio of Investments December 31, 2015

	Shares	Value
Common Stocks 99.4%†
Aerospace & Defense 1.9%
Textron, Inc.	196,352	$8,248,748

Airlines 0.6%
Delta Air Lines, Inc.	54,727	2,774,112

Banks 2.2%
First Republic Bank	141,379	9,339,497

Beverages 4.7%
♦Coca-Cola Co. (The)	472,614	20,303,497

Biotechnology 9.4%
Alexion Pharmaceuticals, Inc. (a)	61,473	11,725,975
Gilead Sciences, Inc.	118,278	11,968,551
Puma Biotechnology, Inc. (a)	86,036	6,745,222
Vertex Pharmaceuticals, Inc. (a)	83,513	10,508,441

		40,948,189

Capital Markets 6.4%
Affiliated Managers Group, Inc. (a)	64,464	10,298,769
Ameriprise Financial, Inc.	65,315	6,950,822
Charles Schwab Corp. (The)	321,893	10,599,936

		27,849,527

Chemicals 0.7%
Ecolab, Inc.	27,838	3,184,110

Communications Equipment 2.1%
Palo Alto Networks, Inc. (a)	50,649	8,921,315

Health Care Providers & Services 5.9%
Cigna Corp.	58,275	8,527,381
♦Envision Healthcare Holdings, Inc. (a)	499,965	12,984,091
Humana, Inc.	24,036	4,290,666

		25,802,138

Health Care Technology 1.7%
HMS Holdings Corp. (a)	594,065	7,330,762

Household Durables 3.0%
PulteGroup, Inc.	716,549	12,768,903

Internet & Catalog Retail 5.7%
♦Amazon.com, Inc. (a)	36,763	24,847,744

Internet Software & Services 14.1%
♦Alphabet, Inc. (Google), Class A (a)	35,781	27,837,976

	Shares	Value
Internet Software & Services (continued)
CoStar Group, Inc. (a)	25,358	$5,241,245
Criteo S.A., Sponsored ADR (a)	73,154	2,896,899
♦Facebook, Inc. Class A (a)	170,332	17,826,947
Pandora Media, Inc. (a)	547,659	7,344,107

		61,147,174

IT Services 1.4%
Visa, Inc. Class A	79,561	6,169,956

Media 4.9%
Grupo Televisa S.A.B., Sponsored ADR	159,003	4,326,472
♦Walt Disney Co. (The)	159,288	16,737,983

		21,064,455

Oil, Gas & Consumable Fuels 3.0%
Anadarko Petroleum Corp.	213,853	10,388,979
EOG Resources, Inc.	39,147	2,771,216

		13,160,195

Pharmaceuticals 2.9%
Perrigo Co. PLC	87,576	12,672,247

Road & Rail 2.4%
J.B. Hunt Transport Services, Inc.	143,275	10,510,654

Semiconductors & Semiconductor Equipment 1.8%
NXP Semiconductors N.V. (a)	94,022	7,921,353

Software 8.2%
Imperva, Inc. (a)	83,574	5,291,070
♦Microsoft Corp.	257,160	14,267,237
Salesforce.com, Inc. (a)	144,376	11,319,078
Tableau Software, Inc. Class A (a)	51,159	4,820,201

		35,697,586

Specialty Retail 8.5%
♦Home Depot, Inc. (The)	159,444	21,086,469
♦Ross Stores, Inc.	296,874	15,974,790

		37,061,259

Technology Hardware, Storage & Peripherals 2.5%
Apple, Inc.	101,801	10,715,573

Textiles, Apparel & Luxury Goods 3.0%
♦NIKE, Inc. Class B	208,476	13,029,750

Trading Companies & Distributors 2.4%
HD Supply Holdings, Inc. (a)	344,586	10,347,918

Total Common Stocks (Cost $407,848,449)		431,816,662

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

M-106	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 1.1%
Repurchase Agreement 1.1%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $4,785,340 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 7/31/20, with a Principal Amount of $4,790,000 and a Market Value of $4,885,800)	$4,785,324	$4,785,324

Total Short-Term Investment (Cost $4,785,324)		4,785,324

Total Investments (Cost $412,633,773) (b)	100.5%	436,601,986
Other Assets, Less Liabilities	(0.5)	(2,077,208)
Net Assets	100.0%	$434,524,778
(a)	Non-income producing security.

(b)	As of December 31, 2015, cost was $414,643,472 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$42,467,507
Gross unrealized depreciation	(20,508,993)

Net unrealized appreciation	$21,958,514

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$431,816,662	$—	$—	$431,816,662
Short-Term Investment
Repurchase Agreement	—	4,785,324	—	4,785,324

Total Investments in Securities	$431,816,662	$4,785,324	$—	$436,601,986

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-107

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $412,633,773)	$436,601,986
Receivables:
Investment securities sold	2,663,845
Dividends and interest	230,258
Fund shares sold	53,787

Total assets	439,549,876

Liabilities
Payables:
Investment securities purchased	4,583,592
Manager (See Note 3)	263,246
Fund shares redeemed	101,945
Professional fees	29,747
Shareholder communication	27,558
NYLIFE Distributors (See Note 3)	13,642
Custodian	2,895
Trustees	567
Accrued expenses	1,906

Total liabilities	5,025,098

Net assets	$434,524,778

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,679
Additional paid-in capital	377,345,564

377,362,243
Undistributed net investment income	549,413
Accumulated net realized gain (loss) on investments	32,644,909
Net unrealized appreciation (depreciation) on investments	23,968,213

Net assets	$434,524,778

Initial Class
Net assets applicable to outstanding shares	$370,678,862

Shares of beneficial interest outstanding	14,207,253

Net asset value per share outstanding	$26.09

Service Class
Net assets applicable to outstanding shares	$63,845,916

Shares of beneficial interest outstanding	2,471,470

Net asset value per share outstanding	$25.83

M-108	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends	$4,090,580
Interest	27

Total income	4,090,607

Expenses
Manager (See Note 3)	3,226,052
Distribution and service—Service Class (See Note 3)	160,081
Shareholder communication	60,346
Professional fees	56,016
Custodian	12,604
Trustees	9,224
Miscellaneous	16,871

Total expenses	3,541,194

Net investment income (loss)	549,413

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	34,666,952
Net change in unrealized appreciation (depreciation) on investments	(23,253,205)

Net realized and unrealized gain (loss) on investments	11,413,747

Net increase (decrease) in net assets resulting from operations	$11,963,160

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-109

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$549,413	$(70,401)
Net realized gain (loss) on investments	34,666,952	57,942,943
Net change in unrealized appreciation (depreciation) on investments	(23,253,205)	(19,620,207)

Net increase (decrease) in net assets resulting from operations	11,963,160	38,252,335

Dividends and distributions to shareholders:
Initial Class	—	(2,519,946)
Service Class	—	(253,621)

	—	(2,773,567)

From net realized gain on investments:
Initial Class	(50,986,613)	(80,317,495)
Service Class	(8,328,367)	(12,694,099)

	(59,314,980)	(93,011,594)

Total dividends and distributions to shareholders	(59,314,980)	(95,785,161)

Capital share transactions:
Net proceeds from sale of shares	18,523,684	16,842,312
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	59,314,980	95,785,161
Cost of shares redeemed	(65,850,968)	(171,898,230)

Increase (decrease) in net assets derived from capital share transactions	11,987,696	(59,270,757)

Net increase (decrease) in net assets	(35,364,124)	(116,803,583)

Net Assets
Beginning of year	469,888,902	586,692,485

End of year	$434,524,778	$469,888,902

Undistributed net investment income at end of year	$549,413	$—

M-110	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$29.42	$34.19	$27.64	$24.14	$24.62

Net investment income (loss)	0.04 (a)	0.01 (a)	0.19 (a)	0.31	0.12
Net realized and unrealized gain (loss) on investments	0.58	2.63	6.62	3.30	(0.48)

Total from investment operations	0.62	2.64	6.81	3.61	(0.36)

Less dividends and distributions:
From net investment income	—	(0.23)	(0.26)	(0.11)	(0.12)
From net realized gain on investments	(3.95)	(7.18)	—	—	—

Total dividends and distributions	(3.95)	(7.41)	(0.26)	(0.11)	(0.12)

Net asset value at end of year	$26.09	$29.42	$34.19	$27.64	$24.14

Total investment return	2.58%	8.81%	24.71%	14.94%	(1.37%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.15%	0.02%	0.61%	1.04%	0.40%
Net expenses	0.73%	0.73%	0.71%	0.65%	0.66%
Portfolio turnover rate	112%	88%	164%	42%	97%
Net assets at end of year (in 000’s)	$370,679	$405,444	$522,795	$368,442	$361,067

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2015		2014		2013	2012	2011
Net asset value at beginning of year	$29.24		$34.03		$27.52	$24.04	$24.52

Net investment income (loss)	(0.03	)(a)	(0.08	)(a)	0.11 (a)	0.22	0.04
Net realized and unrealized gain (loss) on investments	0.57		2.61		6.59	3.31	(0.46)

Total from investment operations	0.54		2.53		6.70	3.53	(0.42)

Less dividends and distributions:
From net investment income	—		(0.14)		(0.19)	(0.05)	(0.06)
From net realized gain on investments	(3.95)		(7.18)		—	—	—

Total dividends and distributions	(3.95)		(7.32)		(0.19)	(0.05)	(0.06)

Net asset value at end of year	$25.83		$29.24		$34.03	$27.52	$24.04

Total investment return	2.33%		8.54%		24.40%	14.66%	(1.62%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.09%)		(0.23%)		0.36%	0.82%	0.15%
Net expenses	0.98%		0.98%		0.96%	0.90%	0.91%
Portfolio turnover rate	112%		88%		164%	42%	97%
Net assets at end of year (in 000’s)	$63,846		$64,445		$63,898	$53,369	$44,646

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-111

MainStay VP Cushing Renaissance Advantage Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2015

Class	Since Inception (5/1/15)	Gross Expense Ratio[1]
Initial Class Shares	–23.58%	1.32%
Service Class Shares	–23.70	1.57

Benchmark Performance	Since Inception (5/1/15)
S&P 500® Index[2]	–0.52%
Average Lipper Variable Products Alternative Other Portfolio[3]	–6.39

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Alternative Other Portfolio is representative of portfolios that, by prospectus language, seek total returns through the use of alternative investment strategies. These strategies include but are not limited to equity market neutral, long/short equity, global macro, event driven, credit focus or through the use of several different hedge-like strategies. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns with all dividend and capital gain distributions reinvested.

M-112	MainStay VP Cushing Renaissance Advantage Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Cushing Renaissance Advantage Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$795.80	$6.11	$1,018.40	$6.87

Service Class Shares	$1,000.00	$794.80	$7.24	$1,017.10	$8.13

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (1.35% for Initial Class and 1.60% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-113

Industry Composition as of December 31, 2015 (Unaudited)

Oil, Gas & Consumable Fuels	32.7%
Chemicals	17.2
Multi-Utilities	9.8
Energy Equipment & Services	5.0
Road & Rail	4.8
Containers & Packaging	4.2
Construction Materials	3.4
Machinery	3.2
Air Freight & Logistics	2.6

Trading Companies & Distributors	2.5%
Industrial Conglomerates	1.8
Electric Utilities	1.3
Marine	1.1
Short-Term Investment	11.3
Other Assets, Less Liabilities	–0.9

100.0%

See Portfolio of Investments beginning on page M-117 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	Westlake Chemical Corp.

2.	Marathon Petroleum Corp.

3.	Phillips 66

4.	Sempra Energy

5.	Sunoco Logistics Partners, L.P.
6.	LyondellBasell Industries N.V. Class A

7.	Sealed Air Corp.

8.	Dominion Resources, Inc.

9.	Baker Hughes, Inc.

10.	GasLog Partners, L.P.

M-114	MainStay VP Cushing Renaissance Advantage Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA, and Saket Kumar of Cushing® Asset Management, LP, the Portfolio’s Subadvisor.

How did MainStay VP Cushing® Renaissance Advantage Portfolio perform relative to its primary benchmark and peers from May 1, 2015, through December 31, 2015?

From May 1, 2015, through December 31, 2015, MainStay VP Cushing Renaissance Advantage Portfolio returned –23.58% for Initial Class shares and –23.70% for Service Class shares. Over the same period, both share classes underperformed the –0.52% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes also underperformed the –6.39% return of the Average Lipper1 Variable Products Alternative Other Portfolio from May 1, 2015, through December 31, 2015.

What factors affected the Portfolio’s performance relative to the S&P 500® Index during the reporting period?

The Portfolio underperformed the S&P 500® Index for the reporting period largely because the best-performing sectors in the Index were outside of the Portfolio’s investment universe. More specifically, the biggest contributors to the performance of the S&P 500® Index were consumer-related, technology and health care sectors, which are not sectors in which the Portfolio invests. In contrast, the market segments in which the Portfolio invests, including energy, energy-intensive industrial, manufacturing and related industries, posted negative returns during the reporting period. The Portfolio’s performance relative to the S&P 500® Index was also affected by substantial weakness in crude oil prices during the reporting period.

Which market segments were the strongest contributors to the Portfolio’s absolute performance, and which market segments were particularly weak?

During the reporting period, the most substantial contributions to the Portfolio’s absolute performance came from companies in the oil & gas refining & marketing subsector. (Contributions take weightings and total returns into account.) Holdings in the materials sector and the oil & gas equipment & services subsector were the next-best-performing market segments, though overall performance in these market segments was negative. The most substantial detractors from the Portfolio’s absolute performance during the reporting period were positions in the transportation industry group, the construction & engineering industry, and the industrials sector.

During the reporting period, which individual holdings made the strongest contributions to the Portfolio’s absolute performance and which holdings detracted the most?

The strongest individual contributors to the Portfolio’s absolute performance during the reporting period were refiners Valero Energy, Phillips 66 and Western Refining. Each of these companies benefited from extremely strong refining margins caused by strong demand for gasoline and diesel fuel. The companies also benefited from historically high levels of crude-oil inventories.

The most substantial detractors from the Portfolio’s absolute performance were shipping companies Teekay Corp., GasLog Ltd. and Golar LNG Ltd. Each of these companies was plagued by concerns that liquefied natural gas (LNG) production might become unprofitable because of the decline in crude oil prices. Each company also had associated master limited partnership (MLP) companies and underperformed because of funding concerns in the MLP market.

Did the Portfolio make any significant purchases or sales during the reporting period?

We increased the Portfolio’s ownership of crude oil pipeline owner Sunoco Logistics Partners, LP, based on our belief that the MLP’s units offered a compelling valuation after the MLP market sell-off during the reporting period. We also increased the Portfolio’s position in global chemical producer LyondellBasell Industries N.V. because we believed that the company could benefit from lower natural gas prices, strong market demand and increased capacity.

We eliminated the Portfolio’s position in railroad company Union Pacific because we were concerned that near-term volume headwinds for the railroad industry could continue to challenge the company. We also eliminated the Portfolio’s position in equipment-rental company United Rentals because we believed that decreased activity among energy producers had created an oversupply of rental equipment, which could result in declining rental prices.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-115

How did the Portfolio’s weightings change during the reporting period?

We increased the Portfolio’s exposure to the chemicals industry by more than three percentage points during the reporting period. Many chemical companies use crude oil and natural gas derivatives as raw materials. As a result, they typically see margins expand when commodity prices decline. We also increased ownership of companies in the materials sector because these companies have also historically benefited during periods of declining commodity prices.

We reduced the Portfolio’s exposure to companies in the industrials sector because of concerns that the demand disruption from the energy markets could result in high inventories. We also sold most of the Portfolio’s holdings in the construction & engineering industry. While we believed that many proposed projects would ultimately be built, the volatility in oil prices was causing delays in some projects.

How was the Portfolio positioned at the end of the reporting period?

At the end of the reporting period, the Portfolio was positioned among companies that could take advantage of lower crude oil and natural gas prices. As of December 31, 2015, stocks of companies in chemicals, materials, and transportation accounted for over 44% of the Portfolio’s exposure.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-116	MainStay VP Cushing Renaissance Advantage Portfolio

Portfolio of Investments December 31, 2015

	Shares	Value
Common Stocks 73.9%†
Air Freight & Logistics 2.6%
XPO Logistics, Inc. (a)	61,895	$1,686,639

Chemicals 17.2%
Axalta Coating Systems, Ltd. (a)	56,639	1,509,429
Dow Chemical Co. (The)	25,781	1,327,206
♦LyondellBasell Industries N.V. Class A	31,247	2,715,364
Methanex Corp.	12,381	408,697
PPG Industries, Inc.	7,711	762,001
Sherwin-Williams Co. (The)	4,454	1,156,258
♦Westlake Chemical Corp.	57,984	3,149,691

		11,028,646

Construction Materials 3.4%
Martin Marietta Materials, Inc.	4,329	591,255
Summit Materials, Inc. Class A (a)	28,547	572,082
Vulcan Materials Co.	11,000	1,044,670

		2,208,007

Containers & Packaging 4.2%
♦Sealed Air Corp.	60,000	2,676,000

Electric Utilities 1.3%
Exelon Corp.	30,457	845,791

Energy Equipment & Services 5.0%
♦Baker Hughes, Inc.	46,668	2,153,728
Weatherford International PLC (a)	128,395	1,077,234

		3,230,962

Industrial Conglomerates 1.8%
General Electric Co.	36,340	1,131,991

Machinery 3.2%
Allison Transmission Holdings, Inc.	12,775	330,745
ITT Corp.	9,000	326,880
Wabtec Corp.	20,000	1,422,400

		2,080,025

Marine 1.1%
Kirby Corp. (a)	13,639	717,684

Multi-Utilities 9.8%
CenterPoint Energy, Inc.	58,740	1,078,467
♦Dominion Resources, Inc.	35,127	2,375,990
♦Sempra Energy	30,000	2,820,300

		6,274,757

	Shares	Value
Oil, Gas & Consumable Fuels 18.3%
Cimarex Energy Co.	20,411	$1,824,335
Concho Resources, Inc. (a)	14,134	1,312,483
GasLog, Ltd.	84,697	702,985
Gener8 Maritime, Inc. (a)	59,655	563,740
Golar LNG, Ltd.	46,706	737,488
HollyFrontier Corp.	16,727	667,240
♦Marathon Petroleum Corp.	57,561	2,983,962
♦Phillips 66	36,214	2,962,305

		11,754,538

Road & Rail 4.8%
Old Dominion Freight Line, Inc. (a)	11,129	657,390
Ryder System, Inc.	23,429	1,331,470
Swift Transportation Co. (a)	80,000	1,105,600

		3,094,460

Trading Companies & Distributors 1.2%
Neff Corp. (a)	100,098	766,751

Total Common Stocks (Cost $53,891,280)		47,496,251

MLPs and Related Companies 15.7%
Oil, Gas & Consumable Fuels 14.4%
Capital Product Partners, L.P.	309,777	1,709,969
Energy Transfer Equity, L.P.	85,199	1,170,634
♦GasLog Partners, L.P.	133,811	1,902,793
Genesis Energy, L.P.	17,943	659,226
Hoegh LNG Partners, L.P.	14,462	269,283
MPLX, L.P.	21,616	850,157
♦Sunoco Logistics Partners, L.P.	105,926	2,722,298

		9,284,360

Trading Companies & Distributors 1.3%
Fortress Transportation & Infrastructure Investors LLC	75,701	852,393

Total MLPs and Related Companies (Cost $13,164,738)		10,136,753

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-117

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Short-Term Investment 11.3%
Repurchase Agreement 11.3%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $7,246,337 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 6/30/20, with a Principal Amount of $7,375,000 and a Market Value of $7,347,344)	$7,246,313	$7,246,313

Total Short-Term Investment (Cost $7,246,313)		7,246,313

Total Investments (Cost $74,302,331) (b)	100.9%	64,879,317
Other Assets, Less Liabilities	(0.9)	(588,686)
Net Assets	100.0%	$64,290,631
(a)	No distribution or dividend was made during the year ended December 31, 2015. As such, it is classified as a non-income producing security as of December 31, 2015.

(b)	As of December 31, 2015, cost was $75,653,414 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$690,638
Gross unrealized depreciation	(11,464,735)

Net unrealized depreciation	$(10,774,097)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$47,496,251	$—	$—	$47,496,251
MLPs and Related Companies	10,136,753	—	—	10,136,753
Short-Term Investment
Repurchase Agreement	—	7,246,313	—	7,246,313

Total Investments in Securities	$57,633,004	$7,246,313	$—	$64,879,317

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-118	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $67,056,018)	$57,633,004
Repurchase agreement, at value (identified cost $7,246,313)	7,246,313
Cash	3,577
Receivables:
Dividends and interest	81,000
Fund shares sold	49,392

Total assets	65,013,286

Liabilities
Payables:
Investment securities purchased	602,222
Manager (See Note 3)	81,513
Professional fees	28,090
Shareholder communication	6,871
Custodian	2,134
NYLIFE Distributors (See Note 3)	1,184
Fund shares redeemed	237
Trustees	102
Accrued expenses	302

Total liabilities	722,655

Net assets	$64,290,631

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,471
Additional paid-in capital	93,497,053

93,505,524
Accumulated net realized gain (loss) on investments and foreign currency transactions	(19,791,879)
Net unrealized appreciation (depreciation) on investments	(9,423,014)

Net assets	$64,290,631

Initial Class
Net assets applicable to outstanding shares	$58,363,864

Shares of beneficial interest outstanding	7,690,075

Net asset value per share outstanding	$7.59

Service Class
Net assets applicable to outstanding shares	$5,926,767

Shares of beneficial interest outstanding	781,169

Net asset value per share outstanding	$7.59

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-119

Statement of Operations

for the period May 1, 2015 (inception date) through December 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$1,411,478
Interest	105

Total income	1,411,583

Expenses
Manager (See Note 3)	902,313
Professional fees	49,338
Shareholder communication	15,660
Distribution and service—Service Class (See Note 3)	6,076
Custodian	5,671
Trustees	1,341
Miscellaneous	2,363

Total expenses	982,762

Net investment income (loss)	428,821

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(19,791,879)
Foreign currency transactions	(37)

Net realized gain (loss) on investments and foreign currency transactions	(19,791,916)

Net change in unrealized appreciation (depreciation) on investments	(9,423,014)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(29,214,930)

Net increase (decrease) in net assets resulting from operations	$(28,786,109)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,278.

M-120	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

for the period May 1, 2015 (inception date) through December 31, 2015

2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$428,821
Net realized gain (loss) on investments and foreign currency transactions	(19,791,916)
Net change in unrealized appreciation (depreciation) on investments	(9,423,014)

Net increase (decrease) in net assets resulting from operations	(28,786,109)

Dividends to shareholders:
From net investment income:
Initial Class	(398,814)
Service Class	(33,856)

Total dividends to shareholders	(432,670)

Capital share transactions:
Net proceeds from sale of shares (a)	154,057,285
Net asset value of shares issued to shareholders in reinvestment of dividends	432,670
Cost of shares redeemed	(60,980,545)

Increase (decrease) in net assets derived from capital share transactions	93,509,410

Net increase (decrease) in net assets	64,290,631

Net Assets
Beginning of period	—

End of period	$64,290,631

(a)	Includes in-kind purchases in the amount of $106,860,629 during the period ended December 31, 2015. (See Note 9)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-121

Financial Highlights selected per share data and ratios

	Initial Class
	May 1, 2015* through December 31,
	2015
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.04	(a)
Net realized and unrealized gain (loss) on investments	(2.40)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡

Total from investment operations	(2.36)

Less dividends:
From net investment income	(0.05)

Net asset value at end of period	$7.59

Total investment return	(23.58	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60	% ††
Net expenses	1.35	% ††
Portfolio turnover rate	122	% (c)
Net assets at end of period (in 000’s)	$58,364

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Portfolio turnover rate is not annualized.

	Service Class
	May 1, 2015* through December 31,
	2015
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.02	(a)
Net realized and unrealized gain (loss) on investments	(2.39)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡

Total from investment operations	(2.37)

Less dividends:
From net investment income	(0.04)

Net asset value at end of period	$7.59

Total investment return	(23.70	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37	% ††
Net expenses	1.60	% ††
Portfolio turnover rate	122	% (c)
Net assets at end of period (in 000’s)	$5,927

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Portfolio turnover rate is not annualized.

M-122	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Eagle Small Cap Growth Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	–0.91%	7.63%	0.85%
Service Class Shares	–1.16	7.36	1.10

Benchmark Performance	One Year	Since Inception (2/17/12)
Russell 2000® Growth Index[2]	–1.38%	11.36%
Average Lipper Variable Products Small-Cap Growth Portfolio[3]	–2.05	10.61

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Small-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap growth portfolios typically have above-average characteristics compared to the S&P Small Cap 600® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-123

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$922.10	$4.12	$1,020.90	$4.33

Service Class Shares	$1,000.00	$920.90	$5.33	$1,019.70	$5.60

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.85% for Initial Class and 1.10% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-124	MainStay VP Eagle Small Cap Growth Portfolio

Industry Composition as of December 31, 2015 (Unaudited)

Software	11.8%
Biotechnology	11.5
Health Care Equipment & Supplies	6.3
Health Care Providers & Services	5.9
Specialty Retail	4.5
Hotels, Restaurants & Leisure	4.2
Internet Software & Services	4.2
Electronic Equipment, Instruments & Components	3.0
Machinery	2.9
Airlines	2.8
Chemicals	2.7
Semiconductors & Semiconductor Equipment	2.7
Household Durables	2.6
Diversified Consumer Services	2.3
Building Products	2.1
Aerospace & Defense	1.9
Commercial Services & Supplies	1.8
Construction Materials	1.8
Food & Staples Retailing	1.8
Capital Markets	1.6
Real Estate Investment Trusts	1.6
Life Sciences Tools & Services	1.5
Communications Equipment	1.4

Internet & Catalog Retail	1.4%
Pharmaceuticals	1.4
Textiles, Apparel & Luxury Goods	1.3
Banks	1.1
Leisure Products	1.1
Oil, Gas & Consumable Fuels	1.1
Multiline Retail	1.0
Thrifts & Mortgage Finance	1.0
Road & Rail	0.9
Air Freight & Logistics	0.8
Food Products	0.8
Distributors	0.7
Health Care Technology	0.7
Insurance	0.7
Electrical Equipment	0.6
Trading Companies & Distributors	0.6
IT Services	0.5
Professional Services	0.5
Energy Equipment & Services	0.3
Short-Term Investment	0.7
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page M-128 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	JetBlue Airways Corp.

2.	Genesco, Inc.

3.	Quaker Chemical Corp.

4.	Universal Electronics, Inc.

5.	Centene Corp.
6.	Imperva, Inc.

7.	Natus Medical, Inc.

8.	Cavium, Inc.

9.	Hexcel Corp.

10.	Waste Connections, Inc.

M-125

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen, Eric Mintz and Christopher Sassouni of Eagle Asset Management, Inc. (“Eagle”), the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, the MainStay VP Eagle Small Cap Growth Portfolio returned –0.91% for Initial Class shares and –1.16% for Service Class shares. Over the same period, both share classes outperformed the –1.38% return of the Russell 2000® Growth Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the –2.05% return of the average Lipper1 Variable Products Small-Cap Growth Portfolio for the 12 months ended December 31, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

Positive stock selection was the primary contributor to the Portfolio’s outperformance of the Russell 2000® Growth Index in the health care and industrials sectors during the reporting period. On the other hand, the Portfolio underperformed the benchmark in the financials and information technology sectors, primarily as a result of weak stock selection.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, health care was the most substantial contributor to the Portfolio’s outperformance of the Russell 2000® Growth Index, as the Portfolio’s biotechnology holdings substantially outperformed related positions in the benchmark. The Portfolio also generated strong outperformance in the industrials sector, where Portfolio holdings posted solid relative returns. Weak relative returns in the financials and information technology sectors tempered the Portfolio’s relative performance somewhat during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s strongest positive contributors included biotechnology company Anacor Pharmaceuticals, air carrier JetBlue Airways and health care equipment company Thoratec. Anacor Pharmaceuticals develops skin-related treatments.

Shares jumped as the company reported positive Phase III results for a potential eczema-treatment compound. JetBlue Airways continues to see industry-leading average revenue-per-seat results. The company benefited from a more disciplined and rational competitive environment and from lower fuel prices as airlines increasingly took into account passenger levels and trends when determining pricing levels and whether additional capacity (i.e., new jets) would be needed to meet passenger demand. JetBlue’s plans to increase revenues and margins by adding checked-luggage fees and more seats to each plane—as well as a first-class section dubbed Mint—were generally well-received by the investor community. Thoratec develops medical devices used to support patients with failing hearts. The company agreed to be acquired by St. Jude Medical at a sizable premium.

The Portfolio’s weakest contributors included specialty retailers Genesco and Vitamin Shoppe as well as capital-markets company FXCM. Genesco is a retailer of headwear, footwear and clothing accessories. Shares traded down primarily as a result of weakness in the company’s Lids segment because of price-cutting promotions. Solid performance from the company’s Journeys footwear division wasn’t enough to offset the drag from Lids. Vitamin Shoppe is a specialty retailer of vitamins, nutritional supplements and health and beauty aids. Shares were down modestly after the company reported lighter-than-expected same-store sales growth and slightly tempered its full-year guidance. FXCM is an online provider of foreign-exchange (FX) trading and related services primarily for the retail investing community. An unexpected move by the Swiss National Bank, namely removing its currency peg to the euro, caught many investors by surprise (including many FXCM clients holding positions that suffered as a result of the move). Those losses significantly impaired FXCM’s balance sheet, resulting in the need to raise additional capital to meet regulatory capital requirements.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased new positions in health care equipment & supplies company STERIS, swimming pool equipment distributor Pool and biotechnology company Neurocrine Biosciences.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-126	MainStay VP Eagle Small Cap Growth Portfolio

STERIS manufactures medical equipment and provides sterilization services for surgical instruments. The company has established itself as a major player in its target markets through a balanced combination of organic growth and strategic acquisitions. The company also operates without the potential uncertainty of reimbursement-risk exposure because hospitals and physician groups pay directly for its products rather than the company being involved in the insurance-claim process, where costs can vary greatly.

Pool engages in the wholesale distribution of swimming-pool supplies, equipment and related products. The company successfully demonstrated its ability to drive consistent growth through a balanced revenue mix of replacement-market products and new-construction applications. Pool has also benefited from the rebound in housing.

Neurocrine Biosciences develops treatments for neurological and endocrine-related diseases and disorders. The company has a robust treatment-candidate pipeline for conditions such as uterine fibroids and dyskinesia (involuntary “twitch” movements), with several planned clinical-trial readouts.

During the reporting period, the Portfolio sold its positions in biotechnology company CTI BioPharma, semiconductor company Teradyne and specialty retailer Vince Holding.

CTI BioPharma develops oncology (cancer) treatments. Despite meeting the primary endpoint, the results of the company’s recent Phase III trial on one of its drug candidates were substantially less convincing than previously expected. In addition, CTI’s second Phase III study for the same drug is likely to prove more pivotal than the first. As a result, the company faces a higher hurdle that we believe will be difficult to meet.

Teradyne is a provider of automatic testing solutions primarily for the semiconductor industry. Bookings growth for the company’s semiconductor segment recently deteriorated. We sold the stock because we didn’t believe that growth within the company’s other business segments would be enough to offset Teradyne’s struggles in semiconductors, the company’s primary business segment.

Vince Holding, an apparel and accessories company, encountered sustained weakness in its wholesale segment during the reporting period. Additionally, the sudden departure of the company’s CFO clouded perspective on the Vince Holding’s strategic direction over the near- to mid-term, and we sold the stock.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its weighting in the industrials sector during the reporting period, moving from a neutral position relative to the Russell 2000® Growth Index to an overweight position. We modestly increased the Portfolio’s weighting in the consumer discretionary sector, moving from a neutral position to a modestly overweight position relative to the Russell 2000® Growth Index.

The Portfolio decreased its weighting in the financials sector, moving from a neutral position relative to the Russell 2000® Growth Index to a modestly underweight position. In consumer staples, the Portfolio moved from a neutral position to a modestly underweight position relative to the Russell 2000® Growth Index.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the Portfolio held overweight positions relative to the Russell 2000® Growth Index in the consumer discretionary and industrials sectors. In consumer discretionary, we favored companies positioned to benefit from low gas prices in light of the savings passed through to the consumer. In industrials, we favored select airlines that we believed were well-positioned in their industry, which has benefited from low fuel prices.

As of December 31, 2015, the Portfolio was modestly underweight relative to the Russell 2000® Growth Index in the financials and information technology sectors. Several of the Portfolio’s holdings in these sectors were acquired during the reporting period. As of the same date, the Portfolio was slightly underweight in the health care sector, which was largely a product of market movements in the highly volatile biotechnology industry.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-127

Portfolio of Investments December 31, 2015

	Shares	Value
Common Stocks 99.4%†
Aerospace & Defense 1.9%
♦Hexcel Corp.	160,599	$7,459,824

Air Freight & Logistics 0.8%
Echo Global Logistics, Inc. (a)	147,055	2,998,451

Airlines 2.8%
♦JetBlue Airways Corp. (a)	484,993	10,985,091

Banks 1.1%
Synovus Financial Corp.	55,367	1,792,783
UMB Financial Corp.	50,256	2,339,417

		4,132,200

Biotechnology 11.5%
Acorda Therapeutics, Inc. (a)	119,908	5,129,664
Aimmune Therapeutics, Inc. (a)	111,131	2,050,367
Akebia Therapeutics, Inc. (a)	241,815	3,124,250
Alder Biopharmaceuticals, Inc. (a)	85,578	2,826,641
Anacor Pharmaceuticals, Inc. (a)	36,513	4,124,874
Atara Biotherapeutics, Inc. (a)	41,867	1,105,708
Edge Therapeutics, Inc. (a)	153,363	1,917,038
Enanta Pharmaceuticals, Inc. (a)	56,023	1,849,879
Neurocrine Biosciences, Inc. (a)	65,885	3,727,114
Novavax, Inc. (a)	298,161	2,501,571
Ophthotech Corp. (a)	88,826	6,975,506
Portola Pharmaceuticals, Inc. (a)	68,483	3,523,450
Sage Therapeutics, Inc. (a)	56,292	3,281,824
Ultragenyx Pharmaceutical, Inc. (a)	23,940	2,685,589

		44,823,475

Building Products 2.1%
Apogee Enterprises, Inc.	50,253	2,186,508
Masonite International Corp. (a)	59,866	3,665,595
PGT, Inc. (a)	218,973	2,494,103

		8,346,206

Capital Markets 1.6%
Fortress Investment Group LLC Class A	385,891	1,964,185
Stifel Financial Corp. (a)	105,996	4,489,991

		6,454,176

Chemicals 2.7%
Huntsman Corp.	142,931	1,625,125
♦Quaker Chemical Corp.	113,656	8,781,063

		10,406,188

Commercial Services & Supplies 1.8%
♦Waste Connections, Inc.	125,394	7,062,190

	Shares	Value
Communications Equipment 1.4%
Finisar Corp. (a)	95,822	$1,393,252
Palo Alto Networks, Inc. (a)	22,584	3,977,946

		5,371,198

Construction Materials 1.8%
Headwaters, Inc. (a)	101,686	1,715,443
Martin Marietta Materials, Inc.	25,905	3,538,105
Summit Materials, Inc. Class A (a)	91,457	1,832,789

		7,086,337

Distributors 0.7%
Pool Corp.	35,420	2,861,228

Diversified Consumer Services 2.3%
Bright Horizons Family Solutions, Inc. (a)	60,826	4,063,177
Sotheby’s	38,131	982,254
Weight Watchers International, Inc. (a)	168,472	3,841,162

		8,886,593

Electrical Equipment 0.6%
Thermon Group Holdings, Inc. (a)	134,814	2,281,053

Electronic Equipment, Instruments & Components 3.0%
Cognex Corp.	77,461	2,615,858
Coherent, Inc. (a)	65,730	4,279,680
IPG Photonics Corp. (a)	54,484	4,857,794

		11,753,332

Energy Equipment & Services 0.3%
Geospace Technologies Corp. (a)	82,673	1,163,209

Food & Staples Retailing 1.8%
Casey’s General Stores, Inc.	34,293	4,130,592
Natural Grocers by Vitamin Cottage, Inc. (a)	150,287	3,061,346

		7,191,938

Food Products 0.8%
WhiteWave Foods Co. (The) (a)	77,983	3,034,319

Health Care Equipment & Supplies 6.3%
ABIOMED, Inc. (a)	38,702	3,494,017
♦Natus Medical, Inc. (a)	161,971	7,782,706
NuVasive, Inc. (a)	62,044	3,357,201
STERIS PLC	51,750	3,898,845
West Pharmaceutical Services, Inc.	59,945	3,609,888
Zeltiq Aesthetics, Inc. (a)	80,981	2,310,388

		24,453,045

Health Care Providers & Services 5.9%
Acadia Healthcare Co., Inc. (a)	51,011	3,186,147
Air Methods Corp. (a)	95,626	4,009,598

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

M-128	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
♦Centene Corp. (a)	121,473	$7,994,138
HealthSouth Corp.	74,558	2,595,364
Surgery Partners, Inc. (a)	129,036	2,643,948
Team Health Holdings, Inc. (a)	57,258	2,513,054

		22,942,249

Health Care Technology 0.7%
HMS Holdings Corp. (a)	217,274	2,681,161

Hotels, Restaurants & Leisure 4.2%
Belmond, Ltd. Class A (a)	496,686	4,718,517
Bojangles’, Inc. (a)	145,161	2,303,705
Buffalo Wild Wings, Inc. (a)	12,756	2,036,495
Chuy’s Holdings, Inc. (a)	78,560	2,462,071
Cracker Barrel Old Country Store, Inc.	11,242	1,425,823
Penn National Gaming, Inc. (a)	135,119	2,164,606
Vail Resorts, Inc.	9,736	1,246,111

		16,357,328

Household Durables 2.6%
KB Home	143,132	1,764,817
♦Universal Electronics, Inc. (a)	167,208	8,586,131

		10,350,948

Insurance 0.7%
Enstar Group, Ltd. (a)	18,394	2,759,836

Internet & Catalog Retail 1.4%
Duluth Holdings, Inc. (a)	111,367	1,624,844
Expedia, Inc.	16,060	1,996,258
HSN, Inc.	40,165	2,035,161

		5,656,263

Internet Software & Services 4.2%
Cornerstone OnDemand, Inc. (a)	124,263	4,290,801
Demandware, Inc. (a)	83,070	4,483,288
LogMeIn, Inc. (a)	35,896	2,408,622
WebMD Health Corp. (a)	66,157	3,195,383
Zillow Group, Inc. Class A (a)	74,736	1,946,125

		16,324,219

IT Services 0.5%
Everi Holdings, Inc. (a)	442,154	1,941,056

Leisure Products 1.1%
Brunswick Corp.	84,103	4,248,042

Life Sciences Tools & Services 1.5%
PAREXEL International Corp. (a)	52,386	3,568,534
PRA Health Sciences, Inc. (a)	55,118	2,495,192

		6,063,726

	Shares	Value
Machinery 2.9%
Chart Industries, Inc. (a)	59,032	$1,060,215
John Bean Technologies Corp.	56,582	2,819,481
Proto Labs, Inc. (a)	29,413	1,873,314
WABCO Holdings, Inc. (a)	33,746	3,450,866
Woodward, Inc.	46,345	2,301,492

		11,505,368

Multiline Retail 1.0%
Burlington Stores, Inc. (a)	88,578	3,799,996

Oil, Gas & Consumable Fuels 1.1%
RSP Permian, Inc. (a)	177,341	4,325,347

Pharmaceuticals 1.4%
Medicines Co. (The) (a)	50,552	1,887,612
Prestige Brands Holdings, Inc. (a)	72,129	3,713,201

		5,600,813

Professional Services 0.5%
Advisory Board Co. (The) (a)	39,972	1,983,011

Real Estate Investment Trusts 1.6%
CubeSmart	72,592	2,222,767
Equity One, Inc.	84,826	2,303,026
GEO Group, Inc. (The)	63,344	1,831,275

		6,357,068

Road & Rail 0.9%
Landstar System, Inc.	61,422	3,602,400

Semiconductors & Semiconductor Equipment 2.7%
♦Cavium, Inc. (a)	114,722	7,538,383
Veeco Instruments, Inc. (a)	140,583	2,890,386

		10,428,769

Software 11.8%
Aspen Technology, Inc. (a)	83,438	3,150,619
Fortinet, Inc. (a)	146,635	4,570,613
Guidewire Software, Inc. (a)	84,544	5,086,167
♦Imperva, Inc. (a)	125,495	7,945,088
Manhattan Associates, Inc. (a)	55,499	3,672,369
Paylocity Holding Corp. (a)	124,373	5,043,325
PTC, Inc. (a)	122,113	4,228,773
Qualys, Inc. (a)	100,117	3,312,871
Tableau Software, Inc. Class A (a)	39,357	3,708,217
Ultimate Software Group, Inc. (The) (a)	27,039	5,286,395

		46,004,437

Specialty Retail 4.5%
♦Genesco, Inc. (a)	191,326	10,873,057
MarineMax, Inc. (a)	128,937	2,375,019
Vitamin Shoppe, Inc. (a)	136,021	4,447,887

		17,695,963

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-129

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 1.3%
Steven Madden, Ltd. (a)	92,038	$2,781,388
Tumi Holdings, Inc. (a)	130,365	2,167,970

		4,949,358

Thrifts & Mortgage Finance 1.0%
MGIC Investment Corp. (a)	440,519	3,889,783

Trading Companies & Distributors 0.6%
Air Lease Corp.	66,662	2,231,844

Total Common Stocks (Cost $353,825,861)		388,449,038

	Principal Amount
Short-Term Investment 0.7%
Repurchase Agreement 0.7%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $2,643,207 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 8/31/20, with a Principal Amount of $2,640,000 and a Market Value of $2,696,100)	$2,643,199	2,643,199

Total Short-Term Investment (Cost $2,643,199)		2,643,199

Total Investments (Cost $356,469,060) (b)	100.1%	391,092,237
Other Assets, Less Liabilities	(0.1)	(377,634)
Net Assets	100.0%	$390,714,603
(a)	Non-income producing security.

(b)	As of December 31, 2015, cost was $357,209,322 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$66,215,092
Gross unrealized depreciation	(32,332,177)

Net unrealized appreciation	$33,882,915

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$388,449,038	$—	$—	$388,449,038
Short-Term Investment
Repurchase Agreement	—	2,643,199	—	2,643,199

Total Investments in Securities	$388,449,038	$2,643,199	$—	$391,092,237

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-130	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $356,469,060)	$391,092,237
Receivables:
Dividends	60,745
Fund shares sold	2,689

Total assets	391,155,671

Liabilities
Payables:
Manager (See Note 3)	279,275
Fund shares redeemed	85,279
Professional fees	29,911
Shareholder communication	25,992
NYLIFE Distributors (See Note 3)	15,142
Custodian	3,214
Trustees	520
Accrued expenses	1,735

Total liabilities	441,068

Net assets	$390,714,603

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$33,943
Additional paid-in capital	338,507,086

338,541,029
Undistributed net investment income	41,149
Accumulated net realized gain (loss) on investments	17,509,248
Net unrealized appreciation (depreciation) on investments	34,623,177

Net assets	$390,714,603

Initial Class
Net assets applicable to outstanding shares	$319,579,599

Shares of beneficial interest outstanding	27,712,913

Net asset value per share outstanding	$11.53

Service Class
Net assets applicable to outstanding shares	$71,135,004

Shares of beneficial interest outstanding	6,230,155

Net asset value per share outstanding	$11.42

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-131

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends	$1,299,223
Interest	50

Total income	1,299,273

Expenses
Manager (See Note 3)	3,378,113
Distribution and service—Service Class (See Note 3)	166,720
Shareholder communication	58,547
Professional fees	54,946
Custodian	14,446
Trustees	8,309
Miscellaneous	15,003

Total expenses	3,696,084

Net investment income (loss)	(2,396,811)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	17,907,302
Net change in unrealized appreciation (depreciation) on investments	(21,841,674)

Net realized and unrealized gain (loss) on investments	(3,934,372)

Net increase (decrease) in net assets resulting from operations	$(6,331,183)

M-132	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,396,811)	$(1,366,822)
Net realized gain (loss) on investments	17,907,302	54,255,439
Net change in unrealized appreciation (depreciation) on investments	(21,841,674)	(46,607,962)

Net increase (decrease) in net assets resulting from operations	(6,331,183)	6,280,655

Distributions to shareholders:
From net realized gain on investments:
Initial Class	(43,845,491)	(1,454,188)
Service Class	(8,694,208)	(278,946)

Total distributions to shareholders	(52,539,699)	(1,733,134)

Capital share transactions:
Net proceeds from sale of shares	115,830,787	93,667,034
Net asset value of shares issued to shareholders in reinvestment of distributions	52,539,699	1,733,134
Cost of shares redeemed	(124,285,492)	(183,276,553)

Increase (decrease) in net assets derived from capital share transactions	44,084,994	(87,876,385)

Net increase (decrease) in net assets	(14,785,888)	(83,328,864)

Net Assets
Beginning of year	405,500,491	488,829,355

End of year	$390,714,603	$405,500,491

Net investment income (loss) at end of year	$41,149	$(52,518)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-133

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,					February 17, 2012** through December 31,
	2015		2014		2013	2012
Net asset value at beginning of period	$13.33		$13.07		$9.99	$10.00

Net investment income (loss)	(0.07	)(a)	(0.04	)(a)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	(0.09)		0.36		3.12	(0.03)

Total from investment operations	(0.16)		0.32		3.09	(0.01)

Less dividends and distributions:
From net investment income	—		—		(0.01)	—
From net realized gain on investments	(1.64)		(0.06)		—	—

Total dividends and distributions	(1.64)		(0.06)		(0.01)	—

Net asset value at end of period	$11.53		$13.33		$13.07	$9.99

Total investment return	(0.91%)		2.52%		30.89%	(0.10	%)(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.53%)		(0.30%)		(0.27%)	0.22	% ††
Net expenses	0.85%		0.85%		0.85%	0.86	% ††
Portfolio turnover rate	50%		51%		41%	78%
Net assets at end of period (in 000’s)	$319,580		$343,965		$430,114	$272,908

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Year ended December 31,					February 17, 2012** through December 31,
	2015		2014		2013	2012
Net asset value at beginning of period	$13.25		$13.02		$9.97	$10.00

Net investment income (loss)	(0.10	)(a)	(0.07	)(a)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.09)		0.36		3.11	(0.02)

Total from investment operations	(0.19)		0.29		3.05	(0.03)

Less distributions:
From net realized gain on investments	(1.64)		(0.06)		—	—

Net asset value at end of period	$11.42		$13.25		$13.02	$9.97

Total investment return	(1.16%)		2.27%		30.56%	(0.30	%)(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.79%)		(0.55%)		(0.51%)	(0.09	%) ††
Net expenses	1.10%		1.10%		1.10%	1.11	% ††
Portfolio turnover rate	50%		51%		41%	78%
Net assets at end of period (in 000’s)	$71,135		$61,536		$58,716	$45,318

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-134	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Emerging Markets Equity Portfolio

(formerly, MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio)1

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–16.20%	–8.61%	1.30%
Service Class Shares	–16.42	–8.84	1.55

Benchmark Performance	One Year	Since Inception (2/17/12)
MSCI Emerging Markets Index[3]	–14.92%	–4.84%
Average Lipper Variable Products Emerging Markets Portfolio[4]	–12.97	–3.51

1.	On November 14, 2014, the name of the Portfolio was changed from MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio to MainStay VP Emerging Markets Equity Portfolio. At a Special Meeting of Shareholders held on January 5, 2015, the shareholders of the Portfolio approved Subadvisory Agreements between New York Life Investment Management LLC and each of Cornerstone Capital Management Holdings LLC and Candriam Belgium, each affiliated subadvisors, with respect to the Portfolio. These changes became effective January 13, 2015.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Emerging Markets Portfolio is representative of portfolios that, by portfolio practice, seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s GNP per-capita or other economic measures. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-135

Cost in Dollars of a $1,000 Investment in MainStay VP Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$822.90	$6.98	$1,017.50	$7.73

Service Class Shares	$1,000.00	$821.80	$8.22	$1,016.20	$9.10

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (1.52% for Initial Class and 1.79% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-136	MainStay VP Emerging Markets Equity Portfolio

Country Composition as of December 31, 2015 (Unaudited)

China	25.4%
Republic of Korea	16.7
Taiwan	10.5
India	9.8
South Africa	5.8
Brazil	5.4
Mexico	4.6
Thailand	2.9
United States	2.6
Turkey	2.5
Russia	2.0
Indonesia	1.8
Malaysia	1.8
Poland	1.7
Hong Kong	1.3

Philippines	1.2%
Chile	1.0
Hungary	0.7
Egypt	0.6
Jordan	0.3
Peru	0.3
Colombia	0.2
United Arab Emirates	0.2
Czech Republic	0.1
Ukraine	0.1
Netherlands	0.0	‡
Other Assets, Less Liabilities	0.5
Investment Sold Short	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-143 for specific holdings within these categories.

‡ Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	Samsung Electronics Co., Ltd.

2.	Tencent Holdings, Ltd.

3.	Taiwan Semiconductor Manufacturing Co., Ltd.

4.	China Mobile, Ltd.

5.	China Construction Bank Corp. Class H
6.	Naspers, Ltd. Class N

7.	Housing Development Finance Corp., Ltd.

8.	Ping An Insurance Group Co. of China, Ltd. Class H

9.	Alibaba Group Holding, Ltd., Sponsored ADR

10.	Aurobindo Pharma, Ltd.

M-137

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremy Roethel, CFA, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), a Subadvisor of the Portfolio, and Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium (“Candriam”), a Subadvisor of the Portfolio.

How did MainStay VP Emerging Markets Equity Portfolio perform relative to its primary benchmark and peers for the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Emerging Markets Equity Portfolio returned –16.20% for Initial Class shares and –16.42% for Service Class shares. Over the same period, both share classes underperformed the –14.92% return of the MSCI Emerging Markets Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes underperformed the –12.97% return of the Average Lipper1 Variable Products Emerging Market Portfolio for the 12 months ended December 31, 2015.

Were there any changes to the Portfolio during the reporting period?

At a Special Meeting of Shareholders held on January 5, 2015, the shareholders of the Portfolio approved subadvisory agreements between New York Life Investment Management LLC (“New York Life Investments”), the Portfolio’s Manager, and each of Cornerstone Holdings and Candriam, each an affiliated subadvisor, with respect to the Portfolio. Effective January 13, 2015, New York Life Investments amended its amended and restated management agreement to reflect a reduction in its management fee for the Portfolio. Accordingly, the Portfolio’s Prospectus was revised to reflect changes to the sections entitled “Fees and Expenses of the Portfolio,” “Principal Investment Strategies,” “Principal Risks,” “Past Performance,” “Management” and “The Fund and its Management.” For more information about these changes, please see the Supplement dated January 13, 2015, to the Prospectus dated May 1, 2014, as supplemented, and the Prospectus dated May 1, 2015.

This annual report reflects the performance of the Portfolio’s former subadvisors prior to January 13, 2015, and the performance of Cornerstone Holdings and Candriam thereafter.

What factors affected the Portfolio’s relative performance during the reporting period?

Cornerstone

Stock selection was the primary driver of performance relative to the MSCI Emerging Markets Index in our portion of the Portfolio, while allocation effects were relatively minor. During the reporting period, our portion of the Portfolio experienced positive stock selection in Latin America, and negative stock selection in Europe, Middle East, Africa and Asia on a gross basis.

Candriam

Starting January 13, 2015, Candriam initiated management of part of the Portfolio, a period of strong performance in emerging markets. During January, we restructured our portion of the Portfolio toward the Candriam emerging markets equity strategy, giving some significant turnover and relative-performance volatility over the month of January 2015.

As of early February, the Candriam emerging markets strategy was followed in our portion of the Portfolio as much as technically possible. The main differences were related to exposure in India (direct-access restriction) and Russia (sanctions-related), with positive performance relative to the MSCI Emerging Markets Index and the Portfolio’s Morningstar peer group over the reporting period until December 31, 2015.

Factors that had a positive impact on relative performance related to our investment process, which focuses on bottom-up selection of reasonably priced quality companies delivering strong and sustainable profitability in an environment of scarce global economic growth. A thematic approach rather than top-down country selection was another factor behind the outperformance of our portion of the Portfolio.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives.

Cornerstone

During the reporting period, our portion of the Portfolio held positions in total-return swaps, which made a negative contribution to performance.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

M-138	MainStay VP Emerging Markets Equity Portfolio

(Contributions take weightings and total returns into account.) Our portion of the Portfolio also used a short position in total-return swaps to gain short exposure to emerging-market equities in markets where shorting is prohibited. In practice, these swaps are essentially equivalent to shorting the underlying securities, and they contributed positively to performance in our portion of the Portfolio.

Candriam

Our portion of the Portfolio generally did not use derivatives.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Cornerstone

The sectors that made the strongest positive contributions to performance relative to the MSCI Emerging Markets Index in our portion of the Portfolio were materials, health care and consumer staples. Favorable stock selection in each of these sectors helped relative performance. The sectors that detracted the most from relative performance in our portion of the Portfolio were consumer discretionary, financials and information technology. Poor stock selection in each of these sectors was responsible for majority of relative weakness. The only sector with a significant allocation impact was consumer discretionary, where our portion of the Portfolio held an underweight position relative to the Index when the sector outperformed the benchmark, detracting from relative performance. Among the strongest- and weakest-contributing sectors in our portion of the Portfolio during the reporting period, total returns were negative in the consumer staples, information technology, financials and consumer discretionary sectors.

On a regional basis, favorable stock selection in Latin America contributed positively to performance relative to the MSCI Emerging Market Index, while weak stock selection in Asia and in Europe, the Middle East and Africa (EMEA) detracted from relative performance. Allocation effects provided a slight benefit across all regions. The total returns of all regions in our portion of the Portfolio were negative during the reporting period.

During the reporting period, the countries that made the strongest positive contributions to relative per-

formance in our portion of the Portfolio were Brazil, Poland, and Hungary. The countries that detracted the most from relative performance in our portion of the Portfolio were Russia, South Korea (Republic of Korea) and Turkey. In our portion of the Portfolio, all countries except Poland and Hungary had negative total returns.

Candriam

In our portion of the Portfolio the materials sector made the strongest positive contribution relative to the MSCI Emerging Markets Index. Stock selection helped the Portfolio’s relative performance in the sector. Strong stock selection also resulted in a positive contribution in the information technology sector. Consumer discretionary, consumer staples, health care, industrials and telecommunication services sectors also contributed positively to relative performance in our portion of the Portfolio.

Energy, financials (including ETF’s and closed end funds) and utilities were the weakest contributing sectors to relative performance in our portion of the Portfolio, and each of these sectors had a slightly negative impact on relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Cornerstone

In our portion of the Portfolio, the stock that made the strongest positive contribution to absolute performance during the reporting period was Tencent Holdings, a Chinese application software company listed in Hong Kong. We believed that Tencent was well positioned to capitalize on the exponential growth of mobile-based transactions by Chinese consumers, as well as various online platforms. Its strong industry position and solid revenue and earnings base allowed it to outperform many of its Chinese peers during the volatile market sell-off that began in April. Another strong contributor to absolute performance was a long position in China Railway Construction Corp., a Chinese infrastructure company listed in Hong Kong. China Railway is one of two dominant railway construction companies in China, and we believed it could be a major beneficiary of significant railway investment in the next few years. Another notable contributor to absolute performance in our portion of the Portfolio was Tipco Asphalt Public, a cement con-

M-139

struction company based in Thailand. The company continually posted record gains because of an improved sales outlook from increasing overseas demand and because lower production costs boosted margins and drove earnings higher.

In our portion of the Portfolio, the stock that detracted most from absolute performance during the reporting period was a long position in Banco Bradesco S.A., a Brazil-based banking company that was downgraded to speculative grade with negative outlook as Brazil’s credit was downgraded to below investment grade. Despite posting its highest return on equity in four years, Banco Bradesco’s stock price slid on larger-scale concerns surrounding Brazil’s economic deterioration. Another detractor from absolute performance in our portion of the Portfolio was SK Hynix, a South Korean manufacturer of semiconductors such as DRAM and NAND flash memory. Reduced demand for PCs and other devices that use this type of memory negatively affected the company’s pricing power, and aggressive expenditure plans in this environment made many investors skeptical about the company’s future growth prospects. Another notable detractor from absolute performance in our portion of the Portfolio was America Movil SAB, a Mexican telecommunication carrier. Last year, the company was ordered by regulators to break up and divest strategic holdings after being declared too dominant. Increased domestic competition, worsening telecommunication conditions in Brazil (the company’s second-largest market) and limited ability to expand into Europe all pushed the stock price lower during the reporting period.

Candriam

The strongest contribution to absolute return in our portion of the Portfolio came from Chinese provider of Internet, mobile and telecommunication services Tencent Holdings. The company continued to enjoy strong online game and advertising revenue and offered exposure to the quickly growing Chinese Internet sector.

Other strong contributors included U.S.-listed software developer and information technology provider Luxoft, Korean ODM (Original Design Manufacturer) cosmetics manufacturer COSMAX and Malaysian electronic government services company My E.G. Services.

Earning its revenue mostly in the United States and Europe, Eastern Europe–based Luxoft was a major beneficiary of local currency weakness. COSMAX benefited from the strong structural growth of the Chinese cosmetics market, with a large exposure to local cosmetics brands. My E.G. Services is a monopoly, and we believed that it had numerous growth opportunities centered on increasing efficiency of government service, which allowed the company to capture very high margins and deliver stellar earnings growth.

We used the strong price performance of each of these stocks to take some profits and keep risk exposure at adequate levels.

Brazilian retail- and financial-product company Lojas Renner, South African branded and generic pharmaceutical product supplier Aspen, and Brazilian financial group Banco Bradesco were among the weakest contributors to absolute performance in our portion of the Portfolio. Each of these companies suffered from emerging-market currency weakness. In the case of Lojas Renner, investors worried about the Brazilian economy and deteriorating employment levels possibly affecting the company’s credit business. In the case of Aspen, the company’s large dollar-denominated debt kept a lid on performance in view of the ZAR depreciation. In the case of Banco Bradesco, deteriorating asset quality was a cause of investor concern.

We have retained Lojas Renner in our portion of the Portfolio because of our belief in its defensive qualities in a difficult Brazilian market environment. Aspen has been sold. Banco Bradesco remains our favored pick among Brazilian banks because of the company’s resilient earnings and profitability.

At the start of the year, Candriam initiated a small position in one of China’s largest pharmaceutical companies, Sihuan Pharmaceuticals. Trading in the stock was suspended in March, as the company was late announcing results and needed an additional auditor review. The company’s core business remains strong, and we remain hopeful that trading in the company will resume soon.

Did the Portfolio make any significant purchases or sales during the reporting period?

Cornerstone

During the reporting period, our portion of the Portfolio made a number of significant purchases and sales as part of the transfer of assets that occurred on January 13, 2015. These were done as part of a tran-

M-140	MainStay VP Emerging Markets Equity Portfolio

sition trade to align the incoming holdings of our portion of the Portfolio with our optimal portfolio as designated by our stock selection and risk management processes.

Examples of significant sales that occurred included Korean diversified bank Shinhan Financial Group and Chinese coal operations company China Shenhua Energy Company. Both were trimmed from substantially overweight positions to index-level positions as part of the transition.

Examples of significant purchases included Taiwanese semiconductor company Taiwan Semiconductor Manufacturing (TSMC) and Korean electronic-products manufacturer Samsung Electronics Co., Ltd. Both companies were purchased to move from substantially underweight positions to index-level positions as part of the transition described above.

Candriam

Once we began management of our portion of the Portfolio on January 13, 2015, we had significant turnover to bring our portion of the Portfolio in line with our emerging markets equity strategy. The largest purchases and sales in our portion of the Portfolio were mainly linked to this Portfolio restructuring.

Excluding the impact from the Portfolio’s restructuring, the most substantial purchases were made in Indian housing finance company Housing Development Finance Corp., Korean electronics company Samsung Electronics and Chinese financial group China Merchants Bank. The biggest sales were in Chinese state-controlled bank ICBC, Indian private bank HDFC and in South African telecommunication services company MTN Group.

Over the course of the year, an effort was made to reduce risk in our portion of the Portfolio. Considerable profit-taking ensued among companies in the information technology sector, affecting stocks such as Taiwanese semiconductor conglomerate TSMC and Taiwanese lens manufacturer Largan.

How did the Portfolio’s sector weightings change during the reporting period?

Cornerstone

During the reporting period, our portion of the Portfolio increased its weightings relative to the MSCI Emerging Markets Index in the information technology, consumer staples and health care sec-

tors. Over the same period, our portion of the Portfolio decreased its relative sector weightings in the materials, industrials and financials sectors.

Regionally, our portion of the Portfolio increased its weightings relative to the MSCI Emerging Markets Index in Asia and Latin America and decreased its weighting in Europe, the Middle East and Africa.

At a country level, our portion of the Portfolio increased its relative weightings in India, China and Mexico and decreased its relative weightings in Poland, Peru and Malaysia.

Candriam

Our portion of the Portfolio saw exceptional turnover during the second half of January, as we restructured in line with our emerging markets equity strategy. This, and the fact that Indian direct market access was granted only at the end of the third quarter of 2015, has strongly influenced sector weightings in our portion of the Portfolio.

Excluding the impact of the Portfolio’s restructuring, the largest sector increase in our portion of the Portfolio was in industrials, followed by materials and consumer staples. The largest sector decrease in our portion of the Portfolio was in information technology, followed by telecommunication services and health care.

How was the Portfolio positioned at the end of the reporting period?

Cornerstone

As of December 31, 2015, our portion of the Portfolio was most substantially overweight relative to the MSCI Emerging Markets Index in the health care, information technology and industrials sectors. As of the same date, our portion of the Portfolio was most substantially underweight relative to the Index in the consumer staples, financials and energy sectors.

As of December 31, 2015, our portion of the Portfolio was overweight relative to the MSCI Emerging Markets Index in Asia and underweight in Latin America and in Europe, the Middle East and Africa. As of the same date, at a country level our portion of the Portfolio was overweight relative to the Index in South Korea, India and Hungary and was underweight the Index in Brazil, Indonesia and Russia.

M-141

Cadriam

As of December 31, 2015, the most substantially overweight sector in our portion of the Portfolio was industrials, followed by consumer discretionary and health care. As of the same date, the most substantially underweight sector in our portion of the Portfolio was financials, followed by telecommunication services and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-142	MainStay VP Emerging Markets Equity Portfolio

Portfolio of Investments December 31, 2015

	Shares	Value
Common Stocks 94.0%†
Brazil 3.6%
Ambev S.A. (Beverages)	55,300	$249,505
Banco Bradesco S.A. (Banks)	68,420	354,530
Banco do Brasil S.A. (Banks)	132,388	493,245
BB Seguridade Participacoes S.A. (Insurance)	167,000	1,027,010
BM&F Bovespa S.A. (Diversified Financial Services)	128,300	353,159
BR Malls Participacoes S.A. (Real Estate Management & Development)	15,500	43,488
BRF S.A. (Food Products)	90,000	1,260,284
Cia de Saneamento de Minas Gerais-COPASA (Water Utilities)	3,100	12,145
Cielo S.A. (IT Services)	38,000	322,634
CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, Restaurants & Leisure)	16,600	56,645
Equatorial Energia S.A. (Electric Utilities)	110,000	952,013
Estacio Participacoes S.A. (Diversified Consumer Services)	144,100	508,106
Even Construtora e Incorporadora S.A. (Household Durables)	30,000	31,242
Fibria Celulose S.A. (Paper & Forest Products)	47,600	624,320
JBS S.A. (Food Products)	176,400	550,658
Kroton Educacional S.A. (Diversified Consumer Services)	35,800	86,237
Light S.A. (Electric Utilities)	33,900	84,830
Lojas Renner S.A. (Multiline Retail)	210,000	907,678
MRV Engenharia e Participacoes S.A. (Household Durables)	16,400	35,982
QGEP Participacoes S.A. (Oil, Gas & Consumable Fuels)	12,700	18,715
Qualicorp S.A. (Health Care Providers & Services)	109,700	391,801
Raia Drogasil S.A. (Food & Staples Retailing)	84,000	753,319
Sao Martinho S.A. (Food Products)	17,600	203,704
Ser Educacional S.A. (Diversified Consumer Services) (a)	43,330	84,333
SLC Agricola S.A. (Food Products)	23,000	95,633
Smiles S.A. (Media)	23,900	210,229
Sul America S.A. (Insurance)	66,000	310,461
Transmissora Alianca de Energia Eletrica S.A. (Electric Utilities)	109,500	463,602
Tupy S.A. (Auto Components)	37,000	174,888
Ultrapar Participacoes S.A. (Oil, Gas & Consumable Fuels)	73,000	1,115,412
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A. (Commercial Services & Supplies)	20,000	214,850

	Shares	Value
Brazil (continued)
Via Varejo S.A. (Specialty Retail)	312,700	$258,459
WEG S.A. (Machinery)	300,000	1,133,649

		13,382,766

Chile 0.9%
Aguas Andinas S.A. Class A (Water Utilities)	190,280	96,945
Banco de Chile (Banks)	5,122,964	525,484
Banco de Credito e Inversiones (Banks)	14,441	546,205
Banco Santander Chile (Banks)	6,615,524	296,903
Cencosud S.A. (Food & Staples Retailing)	125,918	249,327
Cia Cervecerias Unidas S.A. (Beverages)	18,322	206,865
Corpbanca S.A. (Banks)	71,233,800	573,039
Empresas CMPC S.A. (Paper & Forest Products)	249,352	533,184
Enersis S.A. (Electric Utilities)	1,252,143	302,185

		3,330,137

China 25.4%
361 Degrees International, Ltd. (Textiles, Apparel & Luxury Goods)	514,000	193,661
AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	200,000	1,299,346
Air China, Ltd. Class H (Airlines)	528,000	416,947
♦Alibaba Group Holding, Ltd., Sponsored ADR (Internet Software & Services) (b)	42,200	3,429,594
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	290,000	797,027
AVIC International Holdings, Ltd. Class H (Electronic Equipment, Instruments & Components)	354,000	197,782
Baidu, Inc., Sponsored ADR (Internet Software & Services) (b)(c)	7,000	1,323,280
Bank of China, Ltd. Class H (Banks)	6,530,000	2,915,310
Bank of Communications Co., Ltd. Class H (Banks)	512,000	360,710
Baoye Group Co., Ltd. Class H (Construction & Engineering)	100,000	67,612
Beijing Capital International Airport Co., Ltd. Class H (Transportation Infrastructure)	332,000	358,558
Boer Power Holdings, Ltd. (Electrical Equipment)	87,000	156,936
Central China Securities Co., Ltd. Class H (Capital Markets)	29,000	15,866
China Cinda Asset Management Co., Ltd. Class H (Capital Markets)	855,000	317,727
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	159,000	162,282
♦China Construction Bank Corp. Class H (Banks)	9,589,000	6,569,969
China Dongxiang Group Co. (Textiles, Apparel & Luxury Goods)	735,000	175,450

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-143

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
China Everbright Bank Co., Ltd. Class H (Banks)	1,321,000	$644,303
China Everbright International, Ltd. (Commercial Services & Supplies)	1,070,000	1,373,733
China Everbright, Ltd. (Capital Markets) (c)	210,000	483,403
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (b)	702,000	565,220
China Hongqiao Group, Ltd. (Metals & Mining)	724,000	430,660
China International Marine Containers Group Co., Ltd. Class H (Machinery)	158,300	289,636
China Lesso Group Holdings, Ltd. (Building Products)	561,000	391,612
China Life Insurance Co., Ltd. Class H (Insurance) (c)	488,000	1,580,480
China Lilang, Ltd. (Textiles, Apparel & Luxury Goods)	81,000	59,992
China Longyuan Power Group Corp., Ltd. Class H (Independent Power & Renewable Electricity Producers)	1,530,000	1,154,896
China Lumena New Materials Corp. (Chemicals) (b)(d)(e)	260,000	2,097
China Merchants Bank Co., Ltd. Class H (Banks)	1,080,000	2,552,964
China Metal Recycling Holdings, Ltd. (Metals & Mining) (b)(d)(e)	75,000	4,563
China Minsheng Banking Corp., Ltd. Class H (Banks)	689,000	684,550
♦China Mobile, Ltd. (Wireless Telecommunication Services) (c)	656,500	7,412,049
China National Materials Co., Ltd. Class H (Construction Materials)	126,000	24,062
China Overseas Land & Investment, Ltd. (Real Estate Management & Development)	770,000	2,692,499
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	3,538,000	2,141,047
China Power International Development, Ltd. (Independent Power & Renewable Electricity Producers)	33,000	19,119
China Resources Beer Holdings Co., Ltd. (Food & Staples Retailing)	156,000	334,542
China Resources Land, Ltd. (Real Estate Management & Development) (c)	104,000	303,275
China Resources Power Holdings Co., Ltd. (Independent Power & Renewable Electricity Producers)	296,000	573,663
China Southern Airlines Co., Ltd. Class H (Airlines)	542,000	418,212

	Shares	Value
China (continued)
China State Construction International Holdings, Ltd. (Construction & Engineering)	1,450,000	$2,514,564
China Telecom Corp., Ltd. Class H (Diversified Telecommunication Services)	1,650,000	774,963
Chongqing Rural Commercial Bank Co., Ltd. Class H (Banks)	996,000	604,022
CITIC Securities Co., Ltd. Class H (Capital Markets)	525,000	1,228,831
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	793,000	825,738
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	1,940,000	1,982,542
CT Environmental Group, Ltd. (Water Utilities)	3,000,000	994,832
Datang International Power Generation Co., Ltd. Class H (Independent Power & Renewable Electricity Producers)	2,022,000	618,337
Dongfeng Motor Group Co., Ltd. Class H (Automobiles)	654,000	877,620
Dongyue Group, Ltd. (Chemicals)	685,000	174,121
Evergrande Real Estate Group, Ltd. (Real Estate Management & Development)	1,084,000	953,914
First Tractor Co., Ltd. Class H (Machinery)	84,000	53,976
Fosun International, Ltd. (Industrial Conglomerates)	288,000	451,135
Geely Automobile Holdings, Ltd. (Automobiles)	520,000	277,108
GF Securities Co., Ltd. Class H (Capital Markets) (b)	289,000	727,902
Guangzhou Automobile Group Co., Ltd. Class H (Automobiles)	64,000	57,063
Guangzhou R&F Properties Co., Ltd. Class H (Real Estate Management & Development)	242,800	299,190
Haitian International Holdings, Ltd. (Machinery)	69,000	102,565
Huadian Power International Corp., Ltd. Class H (Independent Power & Renewable Electricity Producers)	56,000	36,562
Huaneng Power International, Inc. Class H (Independent Power & Renewable Electricity Producers)	1,046,000	904,278
Industrial & Commercial Bank of China, Ltd. Class H (Banks)	3,506,000	2,117,158
Jiangnan Group, Ltd. (Electrical Equipment)	1,408,000	276,148
Jiangsu Expressway Co., Ltd. Class H (Transportation Infrastructure)	432,000	583,057
Kingboard Laminates Holdings, Ltd. (Electronic Equipment, Instruments & Components)	187,000	84,934
Maoye International Holdings, Ltd. (Multiline Retail)	450,000	52,838

M-144	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
NetEase, Inc., Sponsored ADR (Internet Software & Services)	6,000	$1,087,440
New China Life Insurance Co., Ltd. Class H (Insurance) (c)	139,500	587,696
New Oriental Education & Technology Group, Inc., Sponsored ADR (Diversified Consumer Services)	25,200	790,524
Peak Sport Products Co., Ltd. (Textiles, Apparel & Luxury Goods)	825,000	230,999
PICC Property & Casualty Co., Ltd. Class H (Insurance)	258,000	513,999
♦Ping An Insurance Group Co. of China, Ltd. Class H (Insurance)	643,000	3,559,293
Semiconductor Manufacturing International Corp. (Semiconductors & Semiconductor Equipment) (b)	6,208,000	632,811
Shandong Chenming Paper Holdings, Ltd. Class H (Paper & Forest Products)	51,500	36,814
Shandong Weigao Group Medical Polymer Co., Ltd. Class H (Health Care Equipment & Supplies)	256,000	177,382
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates) (c)	124,000	326,398
Shanghai Pharmaceuticals Holding Co., Ltd. Class H (Health Care Providers & Services)	125,500	271,726
Shenzhou International Group Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	361,000	2,075,154
Shui On Land, Ltd. (Real Estate Management & Development)	1,443,500	396,727
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals) (d)(e)	1,330,000	187,057
Silergy Corp. (Semiconductors & Semiconductor Equipment)	81,000	838,433
SINA Corp. (Internet Software & Services) (b)(c)	10,800	533,520
Sinopharm Group Co., Ltd. Class H (Health Care Providers & Services) (c)	81,200	325,846
Skyworth Digital Holdings, Ltd. (Household Durables)	578,000	377,376
Sunac China Holdings, Ltd. (Real Estate Management & Development)	1,064,000	823,737
TAL Education Group, ADR (Diversified Consumer Services) (b)	31,000	1,440,570
♦Tencent Holdings, Ltd. (Internet Software & Services) (c)	613,000	12,078,000
Texhong Textile Group, Ltd. (Textiles, Apparel & Luxury Goods)	64,500	48,770
Tianjin Development Holdings (Multi-Utilities)	180,000	108,928
Tianjin ZhongXin Pharmaceutical Group Corp., Ltd. (Pharmaceuticals)	20,200	21,816

	Shares	Value
China (continued)
Tianneng Power International, Ltd. (Auto Components) (b)	432,000	$363,435
Universal Health International Group Holding, Ltd. (Health Care Providers & Services)	189,000	73,161
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	192,500	90,164
Xinhua Winshare Publishing and Media Co., Ltd. Class H (Distributors)	307,000	280,458
Xinjiang Goldwind Science & Technology Co., Ltd. Class H (Electrical Equipment)	106,600	204,671
Xinyi Solar Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	2,820,000	1,149,825
XTEP International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	957,000	509,985
Yuexiu Transport Infrastructure, Ltd. (Transportation Infrastructure)	46,000	28,846
Zhejiang Expressway Co., Ltd. Class H (Transportation Infrastructure)	678,000	815,344
Zhuzhou CSR Times Electric Co., Ltd. Class H (Electrical Equipment)	210,000	1,222,057
Zijin Mining Group Co., Ltd. Class H (Metals & Mining)	1,928,000	507,496
ZTE Corp. Class H (Communications Equipment) (c)	128,400	292,584

		93,477,074

Colombia 0.1%
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	238,144	83,270
Grupo de Inversiones Suramericana S.A. (Diversified Financial Services)	12,928	145,386
Interconexion Electrica S.A. ESP (Electric Utilities)	13,181	30,643

		259,299

Czech Republic 0.1%
Ceska Telekomunikacni Infrastruktura A.S. (Diversified Telecommunication Services) (b)	9,319	67,050
CEZ A.S. (Electric Utilities)	8,650	154,566
Pegas Nonwovens S.A. (Textiles, Apparel & Luxury Goods)	3,304	97,135

		318,751

Egypt 0.6%
Commercial International Bank Egypt S.A.E., GDR (Banks)	212,500	913,750
Commercial International Bank Egypt S.A.E. (Banks)	261,440	1,268,794
Telecom Egypt Co. (Diversified Telecommunication Services)	161,662	132,962

		2,315,506

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-145

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Hong Kong 1.3%
Belle International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	770,000	$578,241
China Overseas Property Holdings, Ltd. (Real Estate Management & Development) (b)	266,666	43,354
GCL-Poly Energy Holdings, Ltd. (Semiconductors & Semiconductor Equipment) (b)	4,976,000	751,211
Ju Teng International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	140,000	66,658
Man Wah Holdings, Ltd. (Household Durables)	875,000	1,029,671
Real Nutriceutical Group, Ltd. (Personal Products)	1,379,000	142,347
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	88,000	156,923
Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	1,046,000	950,167
Techtronic Industries Co., Ltd. (Household Durables)	244,000	994,884

		4,713,456

Hungary 0.7%
MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	16,544	812,662
OTP Bank PLC (Banks)	27,736	573,452
Richter Gedeon Nyrt (Pharmaceuticals)	64,312	1,218,426

		2,604,540

India 9.8%
Aditya Birla Nuvo, Ltd. (Industrial Conglomerates)	1,665	54,287
Andhra Bank (Banks)	280,762	277,128
Ashok Leyland, Ltd. (Machinery)	831,825	1,105,223
Asian Paints, Ltd. (Chemicals)	125,000	1,667,548
♦Aurobindo Pharma, Ltd. (Pharmaceuticals)	229,163	3,029,758
Bajaj Auto, Ltd. (Automobiles)	3,611	138,695
Bharat Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	203,104	2,738,345
Ceat, Ltd. (Auto Components)	34,367	547,534
Dishman Pharmaceuticals & Chemicals, Ltd. (Life Sciences Tools & Services)	40,991	211,349
Divi’s Laboratories, Ltd. (Life Sciences Tools & Services)	66,440	1,156,037
Dr. Reddy’s Laboratories, Ltd. (Pharmaceuticals)	15,354	720,166
Eicher Motors, Ltd. (Machinery)	5,100	1,298,970
Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	37,326	519,242
Hindalco Industries, Ltd. (Metals & Mining)	148,647	190,313
Hindustan Zinc, Ltd. (Metals & Mining)	5,725	12,686

	Shares	Value
India (continued)
♦Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	193,448	$3,694,610
Indiabulls Housing Finance, Ltd. (Thrifts & Mortgage Finance)	49,550	548,257
Infosys, Ltd. (IT Services)	160,444	2,684,728
Karnataka Bank, Ltd. (The) (Banks)	65,400	120,951
KPIT Technologies, Ltd. (Software)	52,845	134,636
LIC Housing Finance, Ltd. (Thrifts & Mortgage Finance)	239,342	1,842,922
Manappuram Finance, Ltd. (Consumer Finance)	342,970	151,898
Marico, Ltd. (Bonus Shares) (Personal Products) (d)	2	7
Marico, Ltd. (Personal Products)	2	7
Maruti Suzuki India, Ltd. (Automobiles)	18,042	1,259,957
Mphasis, Ltd. (IT Services)	20,882	156,561
Natco Pharma, Ltd. (Pharmaceuticals)	2,737	24,203
NIIT Technologies, Ltd. (Software)	19,274	168,978
Piramal Enterprises, Ltd. (Pharmaceuticals)	6,614	100,590
Power Finance Corp., Ltd. (Diversified Financial Services)	123,181	374,070
Rural Electrification Corp., Ltd. (Diversified Financial Services)	111,442	381,461
Shipping Corp. of India, Ltd. (Marine) (b)	106,277	150,123
Shree Cement, Ltd. (Construction Materials)	8,800	1,549,665
Siemens, Ltd. (Industrial Conglomerates)	76,000	1,384,241
Sintex Industries, Ltd. (Building Products)	350,871	539,383
SKS Microfinance, Ltd. (Consumer Finance) (b)	108,000	812,903
SRF, Ltd. (Textiles, Apparel & Luxury Goods)	11,292	215,296
Tata Motors, Ltd. (Automobiles) (b)	218,543	1,293,626
Tata Steel, Ltd. (Metals & Mining)	94,633	370,557
Tech Mahindra, Ltd. (IT Services)	101,611	802,905
Torrent Power, Ltd. (Electric Utilities)	1,902	4,982
TVS Motor Co., Ltd. (Automobiles)	212,000	927,232
Union Bank of India (Banks)	146,555	327,862
UPL, Ltd. (Chemicals)	215,000	1,420,523
Vardhman Textiles, Ltd. (Textiles, Apparel & Luxury Goods)	6,522	81,825
Vedanta, Ltd. (Metals & Mining)	46,433	63,660
Welspun India, Ltd. (Textiles, Apparel & Luxury Goods)	8,664	119,700
Wipro, Ltd. (IT Services)	76,950	655,322
Zensar Technologies, Ltd. (Software)	6,739	110,931

		36,141,853

Indonesia 1.8%
Bank Rakyat Indonesia Persero Tbk PT (Banks)	1,500,000	1,243,199
Global Mediacom Tbk PT (Media)	204,900	16,350
Indofood Sukses Makmur Tbk PT (Food Products)	219,200	82,289
Matahari Department Store Tbk PT (Multiline Retail)	1,050,000	1,340,588

M-146	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Indonesia (continued)
Pembangunan Perumahan Persero Tbk PT (Construction & Engineering)	4,100,000	$1,152,521
Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	10,785,500	2,429,378
United Tractors Tbk PT (Machinery)	249,500	306,785

		6,571,110

Jordan 0.3%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	28,500	966,758

Malaysia 1.8%
AirAsia BHD (Airlines)	693,600	208,395
Berjaya Auto BHD (Specialty Retail)	69,800	34,790
Berjaya Sports Toto BHD (Hotels, Restaurants & Leisure)	31,000	22,022
Coastal Contracts BHD (Machinery)	105,300	45,127
Dialog Group BHD (Construction & Engineering)	3,000,000	1,117,969
Felda Global Ventures Holdings BHD (Food Products)	263,700	105,025
Hartalega Holdings BHD (Health Care Equipment & Supplies)	123,200	170,446
IOI Properties Group BHD (Real Estate Management & Development)	119,700	62,728
Kossan Rubber Industries (Health Care Equipment & Supplies)	14,200	30,758
Malayan Banking BHD (Banks)	698,482	1,366,542
Malaysia Building Society BHD (Thrifts & Mortgage Finance)	78,700	25,845
MISC BHD (Marine)	358,700	782,816
My EG Services BHD (IT Services)	1,800,000	1,811,110
PPB Group BHD (Food Products)	31,200	115,542
TA Enterprise BHD (Hotels, Restaurants & Leisure)	51,700	7,165
Top Glove Corp. BHD (Health Care Equipment & Supplies)	131,500	415,924
YTL Power International BHD (Multi-Utilities)	595,100	205,135

		6,527,339

Mexico 4.6%
Alfa S.A.B. de C.V. Class A (Industrial Conglomerates)	885,000	1,752,592
America Movil S.A.B. de C.V. Series L (Wireless Telecommunication Services)	670,546	470,777
Arca Continental S.A.B. de C.V. (Beverages)	154,100	936,072
Controladora Vuela Cia de Aviacion S.A.B. de C.V. Class A (Airlines) (b)	194,000	333,642
Corporacion GEO S.A.B. de C.V. Series B (Household Durables) (b)(e)	886	477

	Shares	Value
Mexico (continued)
Empresas ICA S.A.B. de C.V. (Construction & Engineering) (b)	337,000	$69,220
Fomento Economico Mexicano S.A.B. de C.V. (Beverages)	27,800	259,345
Gentera S.A.B. de C.V. (Consumer Finance)	345,200	663,981
Gruma S.A.B. de C.V. Class B (Food Products)	200,000	2,813,891
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B (Transportation Infrastructure)	51,400	454,039
Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B (Transportation Infrastructure)	160,260	2,270,393
Grupo Financiero Banorte S.A.B. de C.V. Class O (Banks)	345,000	1,897,705
Grupo Lala S.A.B. de C.V. (Food Products)	133,500	308,914
Grupo Mexico S.A.B. de C.V. Series B (Metals & Mining)	8,800	18,785
Kimberly-Clark de Mexico S.A.B. de C.V. Class A (Household Products)	462,500	1,079,064
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure) (b)	437,300	460,276
Promotora Y Operadora de Infraestructura S.A.B. de C.V. (Construction & Engineering) (b)	32,400	381,479
Telesites S.A.B. (Diversified Telecommunication Services) (b)	33,527	21,866
Unifin Financiera SAPI de C.V. SOFOM ENR (Consumer Finance) (b)	270,000	836,265
Urbi Desarrollos Urbanos S.A.B. de C.V. (Household Durables) (b)(d)(e)	101,900	10
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	772,700	1,950,300

		16,979,093

Netherlands 0.0%‡
Steinhoff International Holdings N.V. (Household Durables)	31,701	160,934

Peru 0.3%
Credicorp, Ltd. (Banks)	10,000	973,200

Philippines 1.2%
Cebu Air, Inc. (Airlines)	113,130	197,987
DMCI Holdings, Inc. (Industrial Conglomerates)	829,400	243,241
Globe Telecom, Inc. (Wireless Telecommunication Services)	20,400	802,907
GT Capital Holdings, Inc. (Diversified Financial Services)	55,000	1,542,875
Metro Pacific Investments Corp. (Diversified Financial Services)	3,594,900	397,269
Universal Robina Corp. (Food Products)	275,000	1,087,026

		4,271,305

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-147

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Poland 1.7%
Alior Bank S.A. (Banks) (b)	40,000	$678,113
Asseco Poland S.A. (Software)	12,911	186,951
CCC S.A. (Textiles, Apparel & Luxury Goods)	14,000	494,487
Cyfrowy Polsat S.A. (Media) (b)	93,802	499,302
Enea S.A. (Electric Utilities)	177,911	512,509
Eurocash S.A. (Food & Staples Retailing)	89,142	1,102,160
Grupa Azoty S.A. (Chemicals) (b)	4,579	116,149
Grupa Lotos S.A. (Oil, Gas & Consumable Fuels) (b)	44,584	306,876
KGHM Polska Miedz S.A. (Metals & Mining)	6,757	109,365
PGE Polska Grupa Energetyczna S.A. (Electric Utilities)	189,003	616,254
Polski Koncern Naftowy Orlen S.A. (Oil, Gas & Consumable Fuels)	59,453	1,028,358
Tauron Polska Energia S.A. (Electric Utilities)	736,713	540,893

		6,191,417

Republic of Korea 15.1%
CJ CheilJedang Corp. (Food Products) (b)	1,805	581,116
CJ Hellovision Co., Ltd. (Media) (b)	2,478	26,734
Com2uSCorp (Software) (b)	3,697	373,625
Cosmax, Inc. (Personal Products) (b)	5,500	863,076
Coway Co., Ltd. (Household Durables) (b)	6,396	458,747
Crown Confectionery Co., Ltd. (Food Products) (b)	326	150,690
Cuckoo Electronics Co., Ltd. (Household Durables) (b)	4,250	831,841
Dae Han Flour Mills Co., Ltd. (Food Products) (b)	258	40,486
Daekyo Co., Ltd. (Diversified Consumer Services)	5,529	41,967
Daelim Industrial Co., Ltd. (Construction & Engineering) (b)	7,535	431,196
Daewoo Engineering & Construction Co., Ltd. (Construction & Engineering) (b)	43,622	208,335
Daewoo Securities Co., Ltd. (Capital Markets) (b)	30,830	248,996
Daou Technology, Inc. (Internet Software & Services) (b)	20,484	380,838
DGB Financial Group, Inc. (Banks) (b)	49,570	424,868
Dongbu Insurance Co., Ltd. (Insurance) (b)	8,832	529,521
E-MART, Inc. (Food & Staples Retailing) (b)	3,647	587,850
GS Engineering & Construction Corp. (Construction & Engineering) (b)	24,173	407,161
GS Holdings, Corp. (Oil, Gas & Consumable Fuels) (b)	10,917	472,041
GS Retail Co., Ltd. (Food & Staples Retailing) (b)	11,541	529,535
Hana Financial Group, Inc. (Banks)	31,735	638,733
Hanil Cement Co., Ltd. (Construction Materials) (b)	1,369	123,176

	Shares	Value
Republic of Korea (continued)
Hankook Tire Co., Ltd. (Auto Components) (b)	10,533	$422,649
Hanmi Pharm Co., Ltd. (Pharmaceuticals) (b)	910	564,991
Hanon Systems (Auto Components) (b)	33,000	1,460,663
Hanssem Co., Ltd. (Household Durables) (b)	5,500	1,085,881
Hanwha Chemical Corp. (Chemicals) (b)	24,630	571,350
Hanwha Life Insurance Co., Ltd. (Insurance) (b)	66,836	421,234
Hotel Shilla Co., Ltd. (Specialty Retail) (b)	5,000	329,623
Hyosung Corp. (Chemicals) (b)	5,449	546,039
Hyundai Development Co.—Engineering & Construction (Construction & Engineering) (b)	22,500	744,531
Hyundai Engineering & Construction Co., Ltd. (Construction & Engineering) (b)	18,818	458,193
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance) (b)	16,428	505,078
Hyundai Mipo Dockyard Co., Ltd. (Machinery) (b)	5,087	226,031
Hyundai Mobis Co., Ltd. (Auto Components) (b)	2,173	456,820
Hyundai Securities Co., Ltd. (Capital Markets) (b)	6,423	35,551
Hyundai Steel Co. (Metals & Mining) (b)	14,477	616,712
Hyundai Wia Corp. (Auto Components) (b)	2,550	243,572
InBody Co., Ltd. (Health Care Equipment & Supplies) (b)	31,752	1,570,608
Industrial Bank of Korea (Banks) (b)	46,535	490,135
Interpark Holdings Corp. (Internet & Catalog Retail) (b)	28,143	265,217
IS Dongseo Co., Ltd. (Building Products) (b)	9,069	344,182
KB Financial Group, Inc. (Banks) (b)	3,230	91,318
Kia Motors Corp. (Automobiles) (b)	18,259	819,089
Korea Aerospace Industries, Ltd. (Aerospace & Defense) (b)	26,000	1,731,781
Korea District Heating Corp. (Gas Utilities) (b)	648	31,832
Korea Electric Power Corp. (Electric Utilities) (b)	21,970	936,847
Korea Electric Terminal Co., Ltd. (Electrical Equipment)	2,875	240,779
Korea Investment Holdings Co., Ltd. (Capital Markets) (b)	27,500	1,162,104
Korea Petrochemical Industry Co., Ltd. (Chemicals) (b)	3,155	462,803
Korea Zinc Co., Ltd. (Metals & Mining) (b)	3,300	1,319,944
KT&G Corp. (Tobacco) (b)	10,856	967,508
Kumho Petrochemical Co., Ltd. (Chemicals) (b)	5,898	262,066
LG Corp. (Industrial Conglomerates) (b)	6,099	368,265
LG Household & Health Care, Ltd. (Household Products) (b)	560	501,471
LG Uplus Corp. (Diversified Telecommunication Services) (b)	172,821	1,532,846
Lotte Chemical Corp. (Chemicals) (b)	3,018	626,739
Lotte Chilsung Beverage Co., Ltd. (Beverages) (b)	216	408,771
Medy-Tox, Inc. (Biotechnology)	2,800	1,224,545

M-148	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
NAVER Corp. (Internet Software & Services) (b)	4,000	$2,244,680
NCSoft Corp. (Software)	2,861	519,716
Osstem Implant Co., Ltd. (Health Care Equipment & Supplies) (b)	17,000	1,174,364
Ottogi Corp. (Food Products) (b)	438	457,592
Partron Co., Ltd. (Electronic Equipment, Instruments & Components)	31,435	264,606
POSCO (Metals & Mining)	911	129,360
♦Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	11,081	11,907,432
Samsung Fire & Marine Insurance Co., Ltd. (Insurance) (b)	7,500	1,966,867
Seah Besteel Corp. (Metals & Mining) (b)	2,920	68,732
Shinsegae Co., Ltd. (Multiline Retail) (b)	1,653	324,242
SK Holdings Co., Ltd. (Industrial Conglomerates) (b)	3,570	732,237
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment) (b)	40,704	1,067,458
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels) (b)	5,040	558,782
SKC Co., Ltd. (Chemicals) (b)	6,944	200,168
SL Corp. (Auto Components) (b)	6,022	88,593
Soulbrain Co., Ltd. (Chemicals) (b)	10,800	374,415
Value Added Technologies Co., Ltd. (Health Care Equipment & Supplies) (b)	10,680	360,235
Vieworks Co., Ltd. (Health Care Equipment & Supplies) (b)	4,169	158,397
Yuhan Corp. (Pharmaceuticals) (b)	1,987	461,778

		55,457,954

Russia 2.0%
Gazprom PAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	230,936	852,731
Magnit PJSC (Food & Staples Retailing) (b)	10,000	1,533,836
MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	55,408	701,742
PhosAgro OAO, GDR (Chemicals)	95,000	1,220,750
Severstal PAO, GDR (Metals & Mining)	64,693	541,157
Sistema JSFC, Sponsored GDR (Wireless Telecommunication Services)	35,809	211,273
Surgutneftegas OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	84,061	383,798
Tatneft (Oil, Gas & Consumable Fuels) (b)	400,000	1,729,589
Tatneft PAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	12,394	326,582

		7,501,458

South Africa 5.8%
African Bank Investments, Ltd. (Diversified Financial Services) (b)(d)(e)	30,700	20
Astral Foods, Ltd. (Food Products)	29,924	224,454

	Shares	Value
South Africa (continued)
Barclays Africa Group, Ltd. (Banks)	76,298	$707,921
Barloworld, Ltd. (Trading Companies & Distributors)	125,324	502,187
Bidvest Group, Ltd. (The) (Industrial Conglomerates)	57,000	1,209,697
Capitec Bank Holdings, Ltd. (Banks)	30,800	1,072,593
DataTec, Ltd. (Electronic Equipment, Instruments & Components)	37,783	125,821
FirstRand, Ltd. (Diversified Financial Services)	876,866	2,402,380
Imperial Holdings, Ltd. (Distributors)	88,608	683,883
Investec, Ltd. (Capital Markets)	88,891	629,393
JSE, Ltd. (Diversified Financial Services)	5,990	49,578
Liberty Holdings, Ltd. (Insurance)	76,268	568,028
MMI Holdings, Ltd. (Insurance)	77,827	110,714
Mondi, Ltd. (Paper & Forest Products)	90,035	1,788,882
Mpact, Ltd. (Containers & Packaging)	8,556	25,970
♦Naspers, Ltd. Class N (Media)	29,700	4,071,387
Nedbank Group, Ltd. (Banks)	4,414	53,833
Pioneer Foods Group, Ltd. (Food Products)	88,000	904,753
RMB Holdings, Ltd. (Diversified Financial Services)	180,194	647,953
Sappi, Ltd. (Paper & Forest Products) (b)	230,320	971,916
Sasol, Ltd. (Oil, Gas & Consumable Fuels)	58,000	1,572,919
Sibanye Gold, Ltd. (Metals & Mining)	174,120	257,268
Standard Bank Group, Ltd. (Banks)	126,701	929,878
Telkom S.A. SOC, Ltd. (Diversified Telecommunication Services)	176,398	733,765
Woolworths Holdings, Ltd. (Multiline Retail)	177,000	1,146,237

		21,391,430

Taiwan 10.5%
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	102,000	1,044,936
Casetek Holdings, Ltd. (Technology Hardware, Storage & Peripherals)	49,000	200,642
Catcher Technology Co., Ltd. (Technology Hardware, Storage & Peripherals)	160,000	1,344,415
Cathay Financial Holding Co., Ltd. (Insurance)	773,000	1,089,594
China Airlines, Ltd. (Airlines) (b)	256,000	93,525
Chlitina Holding, Ltd. (Personal Products)	51,000	533,336
Compeq Manufacturing Co., Ltd. (Electronic Equipment, Instruments & Components)	837,000	561,873
CTBC Financial Holding Co., Ltd. (Banks)	151,379	77,885
E.Sun Financial Holding Co., Ltd. (Banks)	4,721,789	2,752,832
Eclat Textile Co., Ltd. (Textiles, Apparel & Luxury Goods)	79,000	1,090,708
Elite Advanced Laser Corp. (Semiconductors & Semiconductor Equipment)	88,000	345,602
Elite Material Co., Ltd. (Electronic Equipment, Instruments & Components)	318,000	556,672

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-149

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Ennoconn Corp. (Technology Hardware, Storage & Peripherals)	90,000	$1,019,271
Formosa Chemicals & Fibre Corp. (Chemicals)	162,000	364,965
Formosa Petrochemical Corp. (Oil, Gas & Consumable Fuels)	16,000	38,384
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	177,000	161,659
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	234,462	321,210
Ginko International Co., Ltd. (Health Care Equipment & Supplies)	90,000	1,191,890
Grand Pacific Petrochemical (Chemicals)	412,000	194,417
Grape King Bio, Ltd. (Personal Products)	60,000	334,277
Highwealth Construction Corp. (Real Estate Management & Development)	22,100	25,500
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	288,750	710,293
Hota Industrial Manufacturing Co., Ltd. (Auto Components)	298,000	1,097,756
Innolux Corp. (Electronic Equipment, Instruments & Components)	3,023,590	914,984
Largan Precision Co., Ltd. (Electronic Equipment, Instruments & Components)	15,000	1,036,624
Mega Financial Holding Co., Ltd. (Banks)	403,137	260,805
Pegatron Corp. (Technology Hardware, Storage & Peripherals)	323,000	708,010
Phison Electronics Corp. (Semiconductors & Semiconductor Equipment)	4,000	28,313
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	937,000	1,229,479
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	567,000	1,125,473
Primax Electronics, Ltd. (Technology Hardware, Storage & Peripherals)	219,000	279,025
Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	481,000	1,104,131
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods)	589,000	1,101,002
Shin Kong Financial Holding Co., Ltd. (Insurance)	5,668,539	1,233,904
Shin Zu Shing Co., Ltd. (Machinery)	141,000	543,018
Siliconware Precision Industries Co., Ltd. (Semiconductors & Semiconductor Equipment)	285,961	455,316
St. Shine Optical Co., Ltd. (Health Care Equipment & Supplies)	27,000	543,337
Standard Foods Corp. (Food Products)	440,000	1,099,766

	Shares	Value
Taiwan (continued)
Taishin Financial Holding Co., Ltd. (Banks)	2,163,000	$750,699
Taiwan Business Bank (Banks) (b)	133,000	33,121
Taiwan Mobile Co., Ltd. (Wireless Telecommunication Services)	370,000	1,126,435
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	1,937,000	8,432,764
Transcend Information, Inc. (Semiconductors & Semiconductor Equipment)	43,000	112,190
Wisdom Marine Lines Co., Ltd. (Marine) (b)	237,000	261,193
Yuanta Financial Holding Co., Ltd. (Capital Markets)	994,000	367,677
Zhen Ding Technology Holding, Ltd. (Electronic Equipment, Instruments & Components)	384,000	886,145

		38,785,053

Thailand 2.9%
Airports of Thailand PCL, NVDR (Transportation Infrastructure)	110,000	1,057,663
Bangkok Expressway & Metro PCL, NVDR (Transportation) (d)	198,208	28,796
CP ALL PCL, NVDR (Food & Staples Retailing)	1,300,000	1,417,952
Energy Absolute PCL (Oil, Gas & Consumable Fuels)	1,600,000	1,000,417
Indorama Ventures PCL, NVDR (Chemicals)	1,538,500	910,659
KCE Electronics PCL, NVDR (Electronic Equipment, Instruments & Components)	600,000	1,167,153
Krung Thai Bank PCL, NVDR (Banks)	2,054,500	953,457
PTT Global Chemical PCL, NVDR (Chemicals)	131,400	182,576
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	155,100	1,051,672
Siam Cement PCL (The) (Construction Materials)	115,000	1,470,056
Srisawad Power 1979 PCL (Consumer Finance)	750,000	995,206
Thanachart Capital PCL, NVDR (Banks)	240,000	243,435

		10,479,042

Turkey 2.5%
Aksa Akrilik Kimya Sanayii A.S. (Textiles, Apparel & Luxury Goods)	82,260	295,035
Dogus Otomotiv Servis ve Ticaret A.S. (Distributors)	136,204	514,665
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	492,795	513,680
Gentas Genel Metal Sanayi ve Ticaret A.S. (Commercial Services & Supplies)	39,557	15,191
Haci Omer Sabanci Holding A.S. (Diversified Financial Services)	16,426	46,635
Koza Altin Isletmeleri A.S. (Metals & Mining)	6,970	29,348

M-150	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Turkey (continued)
TAV Havalimanlari Holding A.S. (Transportation Infrastructure)	294,771	$1,838,529
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	162,716	1,057,286
Tupras Turkiye Petrol Rafinerileri A.S. (Oil, Gas & Consumable Fuels) (b)	55,000	1,312,577
Turk Hava Yollari AO (Airlines) (b)	504,355	1,278,008
Turkiye Halk Bankasi A.S. (Banks)	466,028	1,660,277
Turkiye Is Bankasi Class C (Banks)	356,863	562,875
Turkiye Sinai Kalkinma Bankasi A.S. (Banks)	1	1

		9,124,107

Ukraine 0.1%
Kernel Holding S.A. (Food Products)	31,202	382,603

United Arab Emirates 0.2%
NMC Health PLC (Health Care Providers & Services)	71,000	879,736

United States 0.7%
Luxoft Holding, Inc. (IT Services) (b)	22,000	1,696,860
Nexteer Automotive Group, Ltd. (Auto Components)	845,000	938,762

		2,635,622

Total Common Stocks (Cost $374,669,219)		345,821,543

Preferred Stocks 3.6%
Brazil 1.8%
AES Tiete S.A. 5.13% (Independent Power & Renewable Electricity Producers)	48,600	177,632
Banco ABC Brasil S.A. 10.61% (Banks)	47,400	104,594
Banco Bradesco S.A. 7.98% (Banks)	152,120	741,327
Banco do Estado do Rio Grande do Sul S.A. Class B 18.84% (Banks)	5,600	8,295
Braskem S.A. Class A 2.47% (Chemicals)	72,000	502,658
Centrais Eletricas Brasileiras S.A. Class B 1.17% (Electric Utilities)	17,300	45,652
Cia Energetica de Minas Gerais 13.67% (Electric Utilities)	327,900	508,064
Cia Paranaense de Energia Class B 5.16% (Electric Utilities)	75,500	463,734
Eucatex S.A. Industria e Comercio 1.65% (Paper & Forest Products)	2,900	2,016

	Shares	Value
Brazil (continued)
Gerdau S.A. 5.44% (Metals & Mining)	46,100	$54,184
Itau Unibanco Holding S.A. 6.28% (Banks)	243,785	1,622,460
Itausa—Investimentos Itau S.A. 7.95% (Banks)	284,200	494,230
Petroleo Brasileiro S.A. 0.00% (Oil, Gas & Consumable Fuels) (b)	784,100	1,327,891
Suzano Papel e Celulose S.A. Class A 1.69% (Paper & Forest Products)	115,600	546,114

		6,598,851

Chile 0.1%
Embotelladora Andina S.A. Class B 3.66% (Beverages)	72,538	213,449
Sociedad Quimica y Minera de Chile S.A. Class B 2.66% (Chemicals)	6,737	126,457

		339,906

Colombia 0.1%
Avianca Holdings S.A. 13.23% (Airlines)	132,303	70,642
Bancolombia S.A. 3.84% (Banks)	20,287	138,037
Grupo de Inversiones Suramericana S.A. 1.36% (Diversified Financial Services)	5,490	60,184

		268,863

Republic of Korea 1.6%
Amorepacific Corp. 0.44% (Personal Products)	3,532	692,815
Hyundai Motor Co. 1.00% (Automobiles)	28,994	2,596,367
Hyundai Motor Co. 1.02% (Automobiles)	3,294	289,354
LG Chem, Ltd. 1.75% (Chemicals)	8,500	1,790,542
♦Samsung Electronics Co., Ltd. 2.06% (Technology Hardware, Storage & Peripherals)	872	811,353

		6,180,431

Total Preferred Stocks (Cost $16,200,387)		13,388,051

	Number of Rights
Rights 0.0%‡
Brazil 0.0%‡
Banco Bradesco S.A. Expires 2/5/16 (Banks) (b)(d)(e)	9,844	6,022

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-151

Portfolio of Investments December 31, 2015 (continued)

	Number of Rights	Value
Rights (continued)
Hong Kong 0.0%‡
GCL-Poly Energy Holdings, Ltd. Expires 1/20/16 (Banks) (b)(d)	995,200	$8,796

Republic of Korea 0.0%‡
BNK Financial Group, Inc. Expires 1/14/16 (Banks) (b)	8,175	9,273

Total Rights (Cost $0)		24,091

	Number of Warrants
Warrants 0.0%‡
Hong Kong 0.0%‡
Ju Teng International Holdings, Ltd. Expires 10/14/16 (Electronic Equipment, Instruments & Components) (b)	20,750	482

Total Warrants (Cost $0)		482

	Principal Amount
Short-Term Investment 1.9%
Repurchase Agreement 1.9%
United States 1.9%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $7,105,404 (Collateralized by United States Treasury Notes with rates between 2.00% and 3.00% maturity dates between 8/31/16 and 9/30/20, with a Principal Amount of $7,130,000 and a Market Value of $7,251,831) (Capital Markets)	$7,105,381	7,105,381

Total Short-Term Investment (Cost $7,105,381)		7,105,381

Total Investments, Before Investments Sold Short (g) (Cost $397,974,987)	99.5%	366,339,548

	Shares	Value
Investment Sold Short (0.0%)‡
Exchange-Traded Fund Sold Short (0.0%)‡ (f)
United States (0.0%)‡
iShares MSCI Emerging Markets ETF (Capital Markets)	(911)	$(29,325)

Total Exchange-Traded Fund Sold Short (Proceeds $29,574)		(29,325)

Total Investments (Cost $397,945,413)	99.5%	366,310,223
Other Assets, Less Liabilities	0.5	1,711,456
Net Assets	100.0%	$368,021,679

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(M)).

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, the total market value of these securities was $237,368, which represented 0.1% of the Portfolio’s net assets.

(e)	Illiquid security—As of December 31, 2015, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $200,246, which represented 0.1% of the Portfolio’s net assets.

(f)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(g)	As of December 31, 2015, cost was $402,369,763 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$12,882,853
Gross unrealized depreciation	(48,913,068)

Net unrealized depreciation	$(36,030,215)

M-152	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Total Return Equity Swap Contracts

Open OTC total return equity swap contracts as of December 31, 2015 were as follows1:

Counterparty	Reference Obligation	Rate Paid by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Brazil
Deutsche Bank	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 6.75%	3/2/2016	(41,900)	$(275)	$52,481
Deutsche Bank	B2W Cia Digital	1 Month LIBOR BBA minus 9.50%	3/2/2016	(145,700)	(794)	231,213
Deutsche Bank	Bradespar S.A.	1 Month LIBOR BBA minus 1.25%	3/2/2016	(410,700)	(928)	407,326
Deutsche Bank	CCR S.A.	1 Month LIBOR BBA minus 2.75%	3/2/2016	(17,700)	(86)	29,277
Deutsche Bank	Centrais Eletricas Brasileiras S.A.	1 Month LIBOR BBA minus 1.75%	3/2/2016	(300)	(1)	70
Deutsche Bank	Cia Brasileira de Distribuicao	1 Month LIBOR BBA minus 6.00%	3/2/2016	(43,500)	(583)	122,442
Deutsche Bank	Cia Hering	1 Month LIBOR BBA minus 10.25%	3/2/2016	(10,000)	(39)	555
Deutsche Bank	Cia Siderurgica Nacional S.A.	1 Month LIBOR BBA minus 30.00%	3/2/2016	(437,300)	(523)	82,504
Deutsche Bank	CPFL Energia S.A.	1 Month LIBOR BBA minus 2.50%	3/2/2016	(142,542)	(705)	158,369
Deutsche Bank	EcoRodovias Infraestrutura e Logistica S.A.	1 Month LIBOR BBA minus 2.25%	3/2/2016	(305,300)	(538)	143,958
Deutsche Bank	Eletropaulo Metropolitana Eletricidade de São Paulo S.A.	1 Month LIBOR BBA minus 4.50%	3/2/2016	(180,600)	(598)	214,946
Deutsche Bank	Embraer S.A.	1 Month LIBOR BBA plus 0.75%	3/2/2016	92,900	680	31,801
Deutsche Bank	Kroton Educacional S.A.	1 Month LIBOR BBA plus 0.75%	9/27/2016	215,900	403	114,679
Deutsche Bank	Linx S.A.	1 Month LIBOR BBA minus 14.25%	3/2/2016	(28,700)	(356)	34,917
Deutsche Bank	Localiza Rent a Car S.A.	1 Month LIBOR BBA minus 20.00%	3/2/2016	(39,900)	(258)	7,182
Deutsche Bank	Lojas Americanas S.A.	1 Month LIBOR BBA minus 2.50%	3/2/2016	(147,900)	(526)	59,783
Deutsche Bank	Marcopolo S.A.	1 Month LIBOR BBA minus 2.75%	3/2/2016	(120,400)	(58)	1,562
Deutsche Bank	Marfrig Global Foods S.A.	1 Month LIBOR BBA minus 6.00%	3/2/2016	(94,400)	(152)	1,869
Deutsche Bank	Tim Participacoes S.A.	1 Month LIBOR BBA minus 1.50%	3/2/2016	(271,200)	(472)	1,888
Deutsche Bank	Ultrapar Participacoes S.A.	1 Month LIBOR BBA minus 1.25%	3/2/2016	(24,000)	(508)	135,838
Deutsche Bank	Vale S.A.	1 Month LIBOR BBA plus 0.75%	3/2/2016	166,100	481	6,784
Chile
Deutsche Bank	Banco de Chile	1 Month LIBOR BBA plus 0.60%	4/8/2016	2,050,928	202	6,388
China
Deutsche Bank	Aluminum Corp of China, Ltd.	1 Month LIBOR BBA minus 2.50%	3/1/2016	(1,540,000)	(540)	29,644
Deutsche Bank	CGN Power Co., Ltd.	1 Month LIBOR BBA minus 0.75%	3/1/2016	(628,000)	(281)	46,066
Deutsche Bank	China Molybdenum Co., Ltd.	1 Month LIBOR BBA minus 2.00%	3/1/2016	(675,000)	(149)	23,218
Deutsche Bank	China Shipping Container Lines Co., Ltd.	1 Month LIBOR BBA minus 1.50%	3/1/2016	(2,319,000)	(700)	53,271
Deutsche Bank	CSSC Offshore and Marine Engineering Group Co., Ltd.	1 Month LIBOR BBA minus 4.75%	3/1/2016	(146,000)	(382)	86,795
Deutsche Bank	Dongfang Electric Corp, Ltd.	1 Month LIBOR BBA minus 2.50%	3/1/2016	(255,800)	(388)	127,833
Deutsche Bank	Huadian Fuxin Energy Corp, Ltd.	1 Month LIBOR BBA minus 1.75%	3/1/2016	(630,000)	(267)	86,445
Deutsche Bank	Lianhua Supermarket Holdings Co., Ltd.	1 Month LIBOR BBA minus 2.00%	3/1/2016	(26,000)	(13)	1,559

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-153

Portfolio of Investments December 31, 2015 (continued)

Counterparty	Reference Obligation	Rate Paid by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
China (continued)
Deutsche Bank	Nanjing Panda Electronics Co., Ltd.	1 Month LIBOR BBA minus 2.00%	3/1/2016	(264,000)	$(282)	$22,114
Deutsche Bank	Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd.	1 Month LIBOR BBA minus 2.75%	3/1/2016	(31,000)	(35)	1,367
Deutsche Bank	Sinopec Oilfield Service Corp.	1 Month LIBOR BBA minus 8.59%	3/1/2016	(1,026,000)	(363)	93,983
Deutsche Bank	Zhaojin Mining Industry Co., Ltd.	1 Month LIBOR BBA minus 7.50%	3/1/2016	(616,000)	(355)	6,611
Hong Kong
Deutsche Bank	Brilliance China Automotive Holdings, Ltd.	1 Month LIBOR BBA minus 0.50%	3/1/2016	(342,000)	(446)	15,500
Deutsche Bank	China Traditional Chinese Medicine Co., Ltd.	1 Month LIBOR BBA minus 3.75%	3/1/2016	(74,000)	(53)	3,424
Deutsche Bank	China Water Industry Group, Ltd.	1 Month LIBOR BBA minus 5.25%	3/1/2016	(104,000)	(25)	2,805
Deutsche Bank	Cosmo Lady China Holdings Co., Ltd.	1 Month LIBOR BBA minus 5.50%	3/1/2016	(69,000)	(60)	2,014
Deutsche Bank	CPMC Holdings, Ltd.	1 Month LIBOR BBA minus 3.25%	3/1/2016	(70,000)	(54)	10,539
Deutsche Bank	Daphne International Holdings, Ltd.	1 Month LIBOR BBA minus 2.25%	3/1/2016	(164,000)	(51)	23,364
Deutsche Bank	Geely Automobile Holdings, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2016	1,065,000	549	19,204
Deutsche Bank	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 2.00%	3/1/2016	(107,000)	(54)	5,261
Deutsche Bank	Kangda International Environmental Co., Ltd.	1 Month LIBOR BBA minus 6.50%	3/1/2016	(240,000)	(80)	21,692
Deutsche Bank	PAX Global Technology, Ltd.	1 Month LIBOR BBA minus 0.75%	3/1/2016	(196,000)	(205)	3,288
Deutsche Bank	PW Medtech Group, Ltd.	1 Month LIBOR BBA minus 4.50%	3/1/2016	(206,000)	(76)	26,660
Deutsche Bank	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 4.50%	3/1/2016	(358,000)	(226)	13,270
Deutsche Bank	SSY Group, Ltd.	1 Month LIBOR BBA minus 1.50%	3/1/2016	(966,982)	(252)	3,658
Deutsche Bank	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2016	5,300	91	13,733
Deutsche Bank	Tian Ge Interactive Holdings, Ltd.	1 Month LIBOR BBA minus 4.75%	3/1/2016	(146,000)	(64)	3,154
Deutsche Bank	Xinchen China Power Holdings, Ltd.	1 Month LIBOR BBA minus 7.50%	3/1/2016	(196,000)	(86)	40,961
Deutsche Bank	Yashili International Holdings, Ltd.	1 Month LIBOR BBA minus 3.25%	3/1/2016	(115,000)	(30)	1,377
Hungary
Deutsche Bank	OTP Bank PLC	1 Month LIBOR BBA plus 0.90%	10/24/2016	36,006	728	16,277
Indonesia
Deutsche Bank	XL Axiata Tbk PT	1 Month LIBOR BBA minus 4.50%	3/9/2016	(787,500)	(222)	13,734
Malaysia
Deutsche Bank	MISC Bhd	1 Month LIBOR BBA plus 0.75%	3/9/2016	162,900	349	6,069
Mexico
Deutsche Bank	Arca Continental S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2016	42,600	238	20,392
Deutsche Bank	Banregio Grupo Financiero S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	3/23/2016	(77,400)	(411)	14,656
Deutsche Bank	Fomento Economico Mexicano S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2016	22,900	212	2,761
Deutsche Bank	Grupo Financiero Inbursa S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	3/23/2016	(289,600)	(556)	34,153
Deutsche Bank	Grupo Financiero Interacciones S.A. de C.V.	1 Month LIBOR BBA minus 1.00%	3/23/2016	(4,100)	(26)	1,077
Deutsche Bank	Grupo Simec S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	3/23/2016	(215,200)	(538)	55,954
Deutsche Bank	Grupo Televisa S.A.B.	1 Month LIBOR BBA minus 1.00%	3/23/2016	(64,500)	(356)	3,324

M-154	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate Paid by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Mexico (continued)
Deutsche Bank	Industrias CH S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	3/23/2016	(129,900)	$(498)	$79,544
Deutsche Bank	Infraestructura Energetica Nova S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	3/23/2016	(118,700)	(649)	150,134
Deutsche Bank	Kimberly-Clark de Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2016	69,500	162	276
Deutsche Bank	Minera Frisco S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	3/23/2016	(197,400)	(165)	71,407
Deutsche Bank	Telesites S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2016	64,720	— **	42,096
Poland
Deutsche Bank	Alior Bank S.A.	1 Month LIBOR BBA minus 3.00%	3/22/2016	(7,996)	(172)	36,162
Deutsche Bank	Bank Handlowy w Warszawie S.A.	1 Month LIBOR BBA minus 1.25%	3/22/2016	(6,642)	(133)	11,771
Deutsche Bank	Bank Millennium S.A.	1 Month LIBOR BBA minus 1.25%	3/22/2016	(254,353)	(410)	49,795
Deutsche Bank	Bank Pekao S.A.	1 Month LIBOR BBA minus 1.25%	3/22/2016	(4,040)	(165)	16,902
Deutsche Bank	Bank Zachodni WBK S.A.	1 Month LIBOR BBA minus 1.25%	3/22/2016	(4,597)	(373)	40,282
Deutsche Bank	CCC S.A.	1 Month LIBOR BBA minus 4.00%	3/22/2016	(15,658)	(686)	135,956
Deutsche Bank	Getin Noble Bank S.A.	1 Month LIBOR BBA minus 9.00%	3/22/2016	(639,598)	(210)	112,704
Deutsche Bank	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 15.00%	3/22/2016	(47,819)	(232)	103,361
Deutsche Bank	LPP S.A.	1 Month LIBOR BBA minus 7.00%	3/22/2016	(378)	(690)	154,468
Deutsche Bank	Lubelski Wegiel Bogdanka S.A.	1 Month LIBOR BBA minus 7.00%	3/22/2016	(2,039)	(30)	12,826
Deutsche Bank	mBank S.A.	1 Month LIBOR BBA minus 1.25%	3/22/2016	(3,871)	(382)	72,364
South Africa
Deutsche Bank	African Rainbow Minerals, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(119,298)	(463)	129,745
Deutsche Bank	Anglo American Platinum, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(25,011)	(583)	284,434
Deutsche Bank	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(75,999)	(127)	105,381
Deutsche Bank	Assore, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(30,731)	(244)	121,197
Deutsche Bank	Coronation Fund Managers, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(155,690)	(547)	14,829
Deutsche Bank	Gold Fields, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2016	71,972	198	139
Deutsche Bank	Grindrod, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(132,449)	(151)	54,881
Deutsche Bank	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(317,109)	(476)	157,220
Deutsche Bank	Illovo Sugar, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(89,508)	(113)	15,355
Deutsche Bank	Impala Platinum Holdings, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(322,864)	(775)	254,025
Deutsche Bank	Massmart Holdings, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(25,292)	(229)	66,090
Deutsche Bank	Mr Price Group, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(41,313)	(611)	80,242
Deutsche Bank	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(306,433)	(839)	318,276
Deutsche Bank	PPC, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(158,707)	(215)	57,329
Deutsche Bank	Royal Bafokeng Platinum, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(60,785)	(181)	76,914
Deutsche Bank	Sappi, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2016	48,140	180	22,548
Deutsche Bank	Shoprite Holdings, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(57,226)	(538)	10,462
Deutsche Bank	Sun International Ltd/South Africa	1 Month LIBOR BBA minus 0.80%	3/9/2016	(4,986)	(33)	2,823

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-155

Portfolio of Investments December 31, 2015 (continued)

Counterparty	Reference Obligation	Rate Paid by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
South Africa (continued)
Deutsche Bank	Trencor, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(9,180)	$(49)	$22,321
Republic of Korea
Deutsche Bank	Dongkuk Steel Mill Co., Ltd.	1 Month LIBOR BBA minus 6.00%	3/1/2016	(43,463)	(230)	17,118
Deutsche Bank	Doosan Engine Co., Ltd.	1 Month LIBOR BBA minus 5.00%	3/1/2016	(12,228)	(76)	42,880
Deutsche Bank	Fila Korea, Ltd.	1 Month LIBOR BBA minus 2.75%	3/1/2016	(4,477)	(386)	25,609
Deutsche Bank	Grand Korea Leisure Co., Ltd.	1 Month LIBOR BBA minus 3.00%	3/1/2016	(9,609)	(255)	56,389
Deutsche Bank	Hanjin Heavy Industries & Construction Co., Ltd.	1 Month LIBOR BBA minus 4.00%	3/1/2016	(54,018)	(232)	52,624
Deutsche Bank	Hankook Shell Oil Co., Ltd.	1 Month LIBOR BBA minus 4.50%	3/1/2016	(365)	(153)	5,900
Deutsche Bank	Hyundai Securities Co., Ltd.	1 Month LIBOR BBA minus 1.50%	3/1/2016	(64)	— **	78
Deutsche Bank	LS Corp.	1 Month LIBOR BBA minus 2.00%	3/1/2016	(9,522)	(349)	21,185
Deutsche Bank	NHN Entertainment Corp.	1 Month LIBOR BBA minus 5.75%	3/1/2016	(4,931)	(300)	60,616
Deutsche Bank	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/1/2016	593	527	24,524
Deutsche Bank	Seegene, Inc.	1 Month LIBOR BBA minus 6.75%	3/1/2016	(5,434)	(203)	27,182
Deutsche Bank	Shinsegae International Co., Ltd.	1 Month LIBOR BBA minus 4.50%	3/1/2016	(1,815)	(191)	32,008
Deutsche Bank	Suheung Co., Ltd.	1 Month LIBOR BBA minus 5.25%	3/1/2016	(2,783)	(111)	10,445
Taiwan
Deutsche Bank	Acer, Inc.	1 Month LIBOR BBA minus 2.50%	3/1/2016	(641,000)	(345)	108,467
Deutsche Bank	Airtac International Group	1 Month LIBOR BBA minus 9.00%	3/1/2016	(40,000)	(211)	25,806
Deutsche Bank	Brogent Technologies, Inc.	1 Month LIBOR BBA minus 6.50%	3/1/2016	(18,000)	(194)	6,238
Deutsche Bank	China Steel Chemical Corp.	1 Month LIBOR BBA minus 3.00%	3/1/2016	(114,000)	(448)	77,990
Deutsche Bank	Chroma ATE, Inc.	1 Month LIBOR BBA minus 5.01%	3/1/2016	(252,000)	(546)	55,519
Deutsche Bank	Chunghwa Telecom Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/1/2016	568,000	1,691	21,078
Deutsche Bank	Hermes Microvision, Inc.	1 Month LIBOR BBA minus 6.25%	3/1/2016	(15,000)	(567)	21,117
Deutsche Bank	Hiwin Technologies Corp.	1 Month LIBOR BBA minus 7.50%	3/1/2016	(83,000)	(460)	133,189
Deutsche Bank	HTC Corp.	1 Month LIBOR BBA minus 4.00%	3/1/2016	(177,000)	(761)	339,961
Deutsche Bank	Macronix International	1 Month LIBOR BBA minus 3.50%	3/1/2016	(438,000)	(103)	39,403
Deutsche Bank	Nan Ya Printed Circuit Board Corp.	1 Month LIBOR BBA minus 6.31%	3/1/2016	(122,000)	(129)	4,021
Deutsche Bank	Oriental Union Chemical Corp.	1 Month LIBOR BBA minus 7.41%	3/1/2016	(121,000)	(86)	8,779
Deutsche Bank	Parade Technologies, Ltd.	1 Month LIBOR BBA minus 5.50%	3/1/2016	(11,000)	(82)	8,617
Deutsche Bank	PChome Online, Inc.	1 Month LIBOR BBA minus 4.50%	3/1/2016	(51,000)	(576)	64,742
Deutsche Bank	Poya International Co., Ltd.	1 Month LIBOR BBA minus 4.50%	3/1/2016	(4,000)	(38)	918
Deutsche Bank	Ton Yi Industrial Corp.	1 Month LIBOR BBA minus 2.00%	3/1/2016	(133,000)	(67)	2,642
Deutsche Bank	Tong Hsing Electronic Industries, Ltd.	1 Month LIBOR BBA minus 7.75%	3/1/2016	(80,000)	(203)	16,598
Deutsche Bank	Wowprime Corp.	1 Month LIBOR BBA minus 4.75%	3/1/2016	(21,000)	(163)	59,471
Deutsche Bank	X-Legend Entertainment Co., Ltd.	1 Month LIBOR BBA minus 2.25%	3/1/2016	(7,502)	(31)	14,838

M-156	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate Paid by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Thailand
Deutsche Bank	Thoresen Thai Agencies PCL	1 Month LIBOR BBA minus 5.00%	5/16/2016	(271,900)	$(82)	$23,319
Turkey
Deutsche Bank	Aksa Enerji Uretim A.S.	1 Month LIBOR BBA minus 2.50%	3/22/2016	(134,206)	(147)	31,249
Deutsche Bank	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 3.00%	3/22/2016	(25,639)	(197)	30,809
Deutsche Bank	Dogan Sirketler Grubu Holding A.S.	1 Month LIBOR BBA minus 11.31%	3/22/2016	(2,892,380)	(569)	4,330
Deutsche Bank	Otokar Otomotiv Ve Savunma Sanayi A.S.	1 Month LIBOR BBA minus 2.50%	3/22/2016	(17,260)	(624)	93,625
Deutsche Bank	Tofas Turk Otomobil Fabrikasi A.S.	1 Month LIBOR BBA plus 0.90%	3/22/2016	5,289	33	813
Deutsche Bank	Ulker Biskuvi Sanayi A.S.	1 Month LIBOR BBA minus 2.50%	3/22/2016	(36,962)	(242)	18,486
					$(28,628)	$7,275,881

Counterparty	Reference Obligation	Rate Paid by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Brazil
Deutsche Bank	Ambev S.A.	1 Month LIBOR BBA plus 0.75%	3/2/2016	288,900	$1,622	$(312,911)
Deutsche Bank	Banco Bradesco S.A.	1 Month LIBOR BBA plus 0.75%	3/2/2016	14,148	127	(58,370)
Deutsche Bank	Centrais Eletricas Brasileiras S.A.	1 Month LIBOR BBA minus 2.25%	3/2/2016	(200)	— **	(89)
Deutsche Bank	Hypermarcas S.A.	1 Month LIBOR BBA minus 0.75%	3/2/2016	(93,400)	(503)	(11,885)
Deutsche Bank	Itausa—Investimentos Itau S.A.	1 Month LIBOR BBA plus 0.75%	3/2/2016	20	— **	(21)
Deutsche Bank	Lojas Americanas S.A.	1 Month LIBOR BBA minus 15.00%	3/2/2016	(117,800)	(566)	(12,094)
Deutsche Bank	Minerva SA/Brazil	1 Month LIBOR BBA minus 6.50%	3/2/2016	(117,500)	(373)	(23,523)
Deutsche Bank	Smiles S.A.	1 Month LIBOR BBA plus 0.75%	3/2/2016	25,400	381	(156,701)
Deutsche Bank	Usinas Siderurgicas de Minas Gerais S.A.	1 Month LIBOR BBA minus 0.75%	3/2/2016	(300,000)	(116)	(2,009)
Chile
Deutsche Bank	Empresas CMPC S.A.	1 Month LIBOR BBA plus 0.60%	4/8/2016	83,255	180	(428)
Deutsche Bank	Enersis S.A.	1 Month LIBOR BBA plus 0.60%	4/8/2016	1,209,360	324	(31,627)
China
Deutsche Bank	Bank of China, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2016	1,028,000	532	(72,420)
Deutsche Bank	BBMG Corp.	1 Month LIBOR BBA minus 2.50%	3/1/2016	(552,500)	(366)	(10,154)
Deutsche Bank	Beijing Urban Construction Design & Development Group Co., Ltd.	1 Month LIBOR BBA minus 5.75%	3/1/2016	(1,000)	(1)	(100)
Deutsche Bank	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.50%	3/1/2016	2,184,000	1,601	(105,210)
Deutsche Bank	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.50%	3/1/2016	2,008,000	1,612	(400,251)
Deutsche Bank	Dalian Port PDA Co., Ltd.	1 Month LIBOR BBA minus 5.31%	3/1/2016	(772,000)	(294)	(104,662)
Deutsche Bank	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2016	1,227,000	857	(115,738)
Deutsche Bank	Ping An Insurance Group Co of China, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2016	368,000	2,047	(4,853)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-157

Portfolio of Investments December 31, 2015 (continued)

Counterparty	Reference Obligation	Rate Paid by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
China (continued)
Deutsche Bank	Shandong Molong Petroleum Machinery Co., Ltd.	1 Month LIBOR BBA minus 0.50%	3/1/2016	(79,200)	$(28)	$(4,463)
Deutsche Bank	Tsingtao Brewery Co., Ltd.	1 Month LIBOR BBA minus 1.00%	3/1/2016	(86,000)	(379)	(10,063)
Deutsche Bank	ZTE Corp.	1 Month LIBOR BBA plus 0.50%	3/1/2016	235,200	546	(9,432)
Egypt
Deutsche Bank	Commercial International Bank Egypt SAE	1 Month LIBOR BBA plus 1.25%	5/20/2016	20,980	103	(786)
Hong Kong
Deutsche Bank	Baoxin Auto Group, Ltd.	1 Month LIBOR BBA minus 9.54%	3/1/2016	(574,000)	(309)	(50,462)
Deutsche Bank	China Harmony New Energy Auto Holding, Ltd.	1 Month LIBOR BBA minus 1.00%	3/1/2016	(83,500)	(56)	(3,290)
Deutsche Bank	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2016	35,500	457	(56,382)
Deutsche Bank	China ZhengTong Auto Services Holdings, Ltd.	1 Month LIBOR BBA minus 1.00%	3/1/2016	(477,500)	(191)	(29,218)
Deutsche Bank	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2016	493,000	664	(150,318)
Deutsche Bank	Consun Pharmaceutical Group, Ltd.	1 Month LIBOR BBA minus 5.25%	3/1/2016	(15,000)	(10)	(264)
Deutsche Bank	Credit China Holdings, Ltd.	1 Month LIBOR BBA minus 9.25%	3/1/2016	(228,000)	(49)	(39,954)
Deutsche Bank	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 3.25%	3/1/2016	(894,000)	(440)	(44,909)
Deutsche Bank	Luye Pharma Group, Ltd.	1 Month LIBOR BBA minus 1.25%	3/1/2016	(396,500)	(410)	(2,939)
Indonesia
Deutsche Bank	Surya Citra Media Tbk PT	1 Month LIBOR BBA minus 3.50%	3/9/2016	(440,800)	(79)	(19,579)
Malta
Deutsche Bank	Brait SE	1 Month LIBOR BBA minus 0.80%	3/9/2016	(49,462)	(503)	(29,777)
Mexico
Deutsche Bank	Alfa S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	12/28/2016	49,700	100	(1,422)
Deutsche Bank	America Movil S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2016	1,294,400	1,291	(380,930)
Deutsche Bank	Cemex S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	3/23/2016	(929,500)	(503)	(4,832)
Deutsche Bank	Genomma Lab Internacional S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	3/23/2016	(194,200)	(147)	(8,114)
Deutsche Bank	Gentera S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2016	156,600	304	(1,835)
Deutsche Bank	Grupo Aeroportuario del Sureste S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2016	20,280	322	(35,127)
Deutsche Bank	Grupo Financiero Santander Mexico S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	3/23/2016	(106,600)	(179)	(6,640)
Deutsche Bank	Grupo Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2016	685,200	1,927	(589,325)
Deutsche Bank	OHL Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2016	144,300	156	(5,495)
Deutsche Bank	Wal-Mart de Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2016	200,500	515	(8,749)
Peru
Deutsche Bank	Cia de Minas Buenaventura SAA	US Federal Funds Rate minus 0.40%	3/23/2016	(106,700)	(427)	(29,700)
Poland
Deutsche Bank	Grupa Lotos S.A.	1 Month LIBOR BBA minus 2.75%	3/22/2016	(72)	— **	(24)
Russia
Deutsche Bank	Gazprom PAO	1 Month LIBOR BBA plus 0.45%	3/18/2016	367,048	1,720	(365,525)

M-158	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate Paid by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Russia (continued)
Deutsche Bank	Lukoil PJSC	1 Month LIBOR BBA plus 0.45%	3/18/2016	43,514	$1,754	$(353,513)
Deutsche Bank	Magnit PJSC	1 Month LIBOR BBA minus 1.00%	3/18/2016	(14,218)	(543)	(28,558)
Deutsche Bank	MMC Norilsk Nickel PJSC	1 Month LIBOR BBA plus 0.45%	3/18/2016	16,582	216	(6,289)
Deutsche Bank	Novatek OAO	1 Month LIBOR BBA minus 1.50%	3/18/2016	(4,160)	(304)	(37,683)
Deutsche Bank	VTB Bank PJSC	1 Month LIBOR BBA minus 6.00%	3/18/2016	(148,703)	(297)	(17,190)
Singapore
Deutsche Bank	Technovator International, Ltd.	1 Month LIBOR BBA minus 7.75%	3/1/2016	(168,000)	(101)	(6,760)
South Africa
Deutsche Bank	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2016	(124,589)	— **	(81)
Deutsche Bank	FirstRand, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2016	18,291	69	(18,714)
Deutsche Bank	Mondi, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2016	43,375	897	(37,783)
Deutsche Bank	MTN Group, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2016	86,712	1,113	(371,221)
Deutsche Bank	Naspers, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2016	20,803	2,860	(1,830)
Deutsche Bank	Nedbank Group, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2016	49,409	983	(380,414)
Deutsche Bank	New Europe Property Investments PLC	1 Month LIBOR BBA plus 0.80%	3/9/2016	56,929	668	(13,473)
Deutsche Bank	Standard Bank Group, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2016	8,010	81	(22,315)
Deutsche Bank	Telkom SA SOC, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2016	96,729	465	(63,986)
Deutsche Bank	Truworths International, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2016	198,627	1,428	(264,391)
Republic of Korea
Deutsche Bank	Hyundai Motor Co.	1 Month LIBOR BBA plus 0.55%	3/1/2016	9,602	1,312	(90,958)
Deutsche Bank	NICE Information Service Co., Ltd.	1 Month LIBOR BBA minus 4.50%	3/1/2016	(40,094)	(324)	(26,189)
Deutsche Bank	POSCO Chemtech Co., Ltd.	1 Month LIBOR BBA minus 3.25%	3/1/2016	(22,414)	(235)	(26,513)
Deutsche Bank	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/1/2016	1,918	2,113	(51,777)
Deutsche Bank	SK Chemicals Co., Ltd.	1 Month LIBOR BBA minus 1.50%	3/1/2016	(4,611)	(260)	(25,253)
Deutsche Bank	SM Entertainment Co.	1 Month LIBOR BBA minus 7.25%	3/1/2016	(5,766)	(161)	(50,714)
Taiwan
Deutsche Bank	Advanced Ceramic X Corp.	1 Month LIBOR BBA minus 6.50%	3/1/2016	(77,000)	(501)	(10,282)
Deutsche Bank	Catcher Technology Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/1/2016	149,000	1,672	(419,592)
Deutsche Bank	Compal Electronics, Inc.	1 Month LIBOR BBA plus 0.55%	3/1/2016	1,529,000	1,203	(341,627)
Deutsche Bank	eMemory Technology, Inc.	1 Month LIBOR BBA minus 7.25%	3/1/2016	(48,000)	(490)	(50,280)
Deutsche Bank	Formosa International Hotels Corp.	1 Month LIBOR BBA minus 5.25%	3/1/2016	(28,000)	(188)	(6,065)
Deutsche Bank	Fubon Financial Holding Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/1/2016	879,000	1,653	(448,257)
Deutsche Bank	Gourmet Master Co., Ltd.	1 Month LIBOR BBA minus 5.50%	3/1/2016	(45,000)	(259)	(62,407)
Deutsche Bank	Hon Hai Precision Industry Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/1/2016	882,650	2,582	(409,277)
Deutsche Bank	Innolux Corp.	1 Month LIBOR BBA plus 0.55%	3/1/2016	504,000	161	(8,055)
Deutsche Bank	King Slide Works Co., Ltd.	1 Month LIBOR BBA minus 7.75%	3/1/2016	(33,000)	(405)	(22,784)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-159

Portfolio of Investments December 31, 2015 (continued)

Counterparty	Reference Obligation	Rate Paid by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Taiwan (continued)
Deutsche Bank	Motech Industries, Inc.	1 Month LIBOR BBA minus 4.50%	3/1/2016	(368,000)	$(402)	$(103,955)
Deutsche Bank	Pegatron Corp.	1 Month LIBOR BBA plus 0.55%	3/1/2016	238,000	659	(137,133)
Deutsche Bank	Pou Chen Corp.	1 Month LIBOR BBA plus 0.55%	3/1/2016	21,000	31	(3,860)
Deutsche Bank	San Shing Fastech Corp.	1 Month LIBOR BBA minus 5.00%	3/1/2016	(17,000)	(32)	(1,846)
Deutsche Bank	ScinoPharm Taiwan, Ltd.	1 Month LIBOR BBA minus 6.50%	3/1/2016	(219,600)	(252)	(107,937)
Deutsche Bank	Taigen Biopharmaceuticals Holdings, Ltd.	1 Month LIBOR BBA minus 5.25%	3/1/2016	(49,000)	(45)	(5,638)
Deutsche Bank	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/1/2016	735,000	3,243	(42,745)
Deutsche Bank	Unimicron Technology Corp.	1 Month LIBOR BBA minus 4.00%	3/1/2016	(1,273,000)	(539)	(924)
Thailand
Deutsche Bank	Indorama Ventures PCL	1 Month LIBOR BBA plus 0.75%	5/16/2016	179,500	125	(18,249)
Deutsche Bank	Krung Thai Bank PCL	1 Month LIBOR BBA plus 0.75%	5/16/2016	444,300	215	(9,427)
Turkey
Deutsche Bank	Akfen Holding A.S.	1 Month LIBOR BBA minus 2.50%	3/22/2016	(11,714)	(28)	(22,623)
Deutsche Bank	Coca-Cola Icecek A.S.	1 Month LIBOR BBA minus 2.50%	3/22/2016	(41,613)	(519)	(11,763)
United States
Deutsche Bank	Alibaba Group Holding, Ltd.	1 Month LIBOR BBA plus 0.40%	12/23/2016	4,700	398	(15,578)
Deutsche Bank	Southern Copper Corp.	US Federal Funds Rate minus 0.40%	3/23/2016	(8,400)	(214)	(5,846)
					$31,261	$(7,474,355)

1.	As of December 31, 2015, cash in the amount of $530,000 was on deposit with a broker for total return equity swap contracts.
*	Shares and Notional amounts reflected as a positive value indicate a long position held by the Portfolio and a negative value indicates a short position.
**	Represents less than one thousand dollars.

The	following abbreviations are used in the preceding pages:

ADR—American	Depositary Receipt

ETF—Exchange-Traded	Fund

GDR—Global	Depositary Receipt

NVDR—Non-Voting	Depositary Receipt

M-160	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Common Stocks	$345,598,523	$29,273	(b)	$193,747	(c)	$345,821,543
Preferred Stocks	13,388,051	—		—		13,388,051
Rights	9,273	14,818	(d)	—		24,091
Warrants	482	—		—		482
Short-Term Investment
Repurchase Agreement	—	7,105,381		—		7,105,381

Total Investments in Securities	358,996,329	7,149,472		193,747		366,339,548

Other Financial Instruments
Total Return Equity Swap Contracts (e)	—	7,275,881		—		7,275,881

Total Investments in Securities and Other Financial Instruments	$358,996,329	$14,425,353		$193,747		$373,615,429

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment in Securities Sold Short (a)
Exchange-Traded Fund Sold Short	$(29,325)	$—	$—	$(29,325)

Total Investment in Securities Sold Short	(29,325)	—	—	(29,325)

Other Financial Instruments
Total Return Equity Swap Contracts (e)	—	(7,474,355)	—	(7,474,355)

Total Investments in Securities Sold Short and Other Financial Instruments	$(29,325)	$(7,474,355)	$—	$(7,503,680)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $477 and $28,796 are held in Mexico and Thailand, respectively, within the Common Stocks section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $193,717, $10 and $20, are held in China, Mexico and South Africa, respectively, within the Common Stocks section of the Portfolio of Investments.

(d)	The Level 2 securities valued at $6,022 and $8,796 are held in Brazil and Hong Kong, respectively, within the Rights section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

During the year ended December 31, 2015, foreign equity securities with a market value of $122,144,458 transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices in active markets compared with the prior year prices that were fair valued by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-161

Portfolio of Investments December 31, 2015 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2015 (a)
Common Stocks
China	$47,007	$—	$1,588	$(722,544)	$895,516	$(27,850)	$—	$—	$193,717	$(721,485)
Mexico	31	—	—	(21)	—	—	—	—	10	(21)
South Africa	617	—	—	(597)	—	—	—	—	20	(597)

Total	$47,655	$—	$1,588	$(723,162)	$895,516	$(27,850)	$—	$—	$193,747	$(722,103)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-162	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP Emerging Markets Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Aerospace & Defense	$1,731,781	0.5%
Airlines	3,017,358	0.8
Auto Components	5,794,672	1.6
Automobiles	9,593,397	2.6
Banks	43,716,788	11.9
Beverages	2,274,007	0.6
Biotechnology	1,224,545	0.3
Building Products	1,275,177	0.4
Capital Markets	12,322,831	3.4
Chemicals	11,717,042	3.2
Commercial Services & Supplies	1,603,774	0.4
Communications Equipment	292,584	0.1
Construction & Engineering	7,715,063	2.1
Construction Materials	3,166,959	0.9
Consumer Finance	3,460,253	0.9
Containers & Packaging	25,970	0.0	‡
Distributors	1,479,006	0.4
Diversified Consumer Services	2,951,737	0.8
Diversified Financial Services	6,722,180	1.8
Diversified Telecommunication Services	5,692,830	1.6
Electric Utilities	5,616,774	1.5
Electrical Equipment	2,665,811	0.7
Electronic Equipment, Instruments & Components	7,873,373	2.1
Food & Staples Retailing	8,458,821	2.3
Food Products	10,464,426	2.8
Gas Utilities	31,832	0.0	‡
Health Care Equipment & Supplies	5,793,341	1.6
Health Care Providers & Services	1,942,270	0.5
Hotels, Restaurants & Leisure	85,832	0.0	‡
Household Durables	5,007,045	1.4
Household Products	1,580,535	0.4
Independent Power & Renewable Electricity Producers	3,484,487	1.0
Industrial Conglomerates	6,522,093	1.8
Insurance	14,003,879	3.8
Internet & Catalog Retail	265,217	0.1
Internet Software & Services	21,077,352	5.7
IT Services	8,130,120	2.2
Life Sciences Tools & Services	1,367,386	0.4
Machinery	5,104,980	1.4
Marine	1,194,132	0.3
Media	4,824,002	1.3
Metals & Mining	5,940,212	1.6
Multi-Utilities	314,063	0.1
Multiline Retail	3,771,583	1.0
Oil, Gas & Consumable Fuels	19,697,806	5.4
Paper & Forest Products	4,503,246	1.2

	Value	Percent†
Personal Products	$2,565,865	0.7%
Pharmaceuticals	10,747,494	2.9
Real Estate Management & Development	5,801,335	1.6
Semiconductors & Semiconductor Equipment	17,088,463	4.6
Software	1,494,837	0.4
Specialty Retail	622,872	0.2
Technology Hardware, Storage & Peripherals	16,270,148	4.4
Textiles, Apparel & Luxury Goods	9,645,769	2.6
Thrifts & Mortgage Finance	6,111,634	1.7
Tobacco	967,508	0.3
Trading Companies & Distributors	502,187	0.1
Transportation	28,796	0.0 ‡
Transportation Infrastructure	7,866,705	2.1
Water Utilities	1,103,922	0.3
Wireless Telecommunication Services	10,023,441	2.7

	366,339,548	99.5
Other Assets, Less Liabilities	1,682,131	0.5

Net Assets	$368,021,679	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-163

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $397,974,987)	$366,339,548
Cash denominated in foreign currencies (identified cost $2,820,842)	2,769,418
Cash collateral on deposit at broker	530,000
Cash	445,160
Receivables:
Investment securities sold	279,611
Dividends and interest	258,037
Fund shares sold	12,482
Unrealized appreciation on total return equity swap contracts	7,275,881

Total assets	377,910,137

Liabilities
Due to broker	222,580
Investments sold short (proceeds $29,574)	29,325
Payables:
Investment securities purchased	1,220,695
Manager (See Note 3)	342,187
Custodian	330,789
Foreign capital gains tax (See Note 2(D))	85,452
Fund shares redeemed	83,346
Professional fees	38,330
NYLIFE Distributors (See Note 3)	35,060
Shareholder communication	23,054
Premiums received for total return equity swap contracts	733
Trustees	464
Broker fees and charges on short sales	220
Unrealized depreciation on total return equity swap contracts	7,474,355
Accrued expenses	1,868

Total liabilities	9,888,458

Net assets	$368,021,679

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$53,947
Additional paid-in capital	516,361,092

516,415,039
Undistributed net investment income	1,103,632
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, total return equity swap transactions and foreign currency transactions (a)	(117,532,008)
Net unrealized appreciation (depreciation) on investments and total return equity swap contracts (b)	(31,908,806)
Net unrealized appreciation (depreciation) on investments sold short	249
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(56,427)

Net assets	$368,021,679

Initial Class
Net assets applicable to outstanding shares	$204,137,902

Shares of beneficial interest outstanding	29,901,422

Net asset value per share outstanding	$6.83

Service Class
Net assets applicable to outstanding shares	$163,883,777

Shares of beneficial interest outstanding	24,045,973

Net asset value per share outstanding	$6.82

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $74,893.

M-164	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$8,602,050
Interest	63

Total income	8,602,113

Expenses
Manager (See Note 3)	4,371,142
Custodian	992,624
Distribution and service—Service Class (See Note 3)	483,045
Professional fees	80,076
Shareholder communication	53,700
Broker fees and charges on short sales	11,630
Trustees	7,920
Miscellaneous	34,454

Total expenses	6,034,591

Net investment income (loss)	2,567,522

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Total Return Equity Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	(73,261,755)
Investments sold short	596
Futures transactions	17,991
Total return equity swap transactions	(9,187,560)
Foreign currency transactions	(1,113,246)

Net realized gain (loss) on investments, investments sold short, futures transactions, total return equity swap transactions and foreign currency transactions	(83,543,974)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	12,658,382
Investments sold short	249
Total return equity swap contracts	(198,474)
Translation of other assets and liabilities in foreign currencies	(59,393)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, total return equity swap contracts and foreign currency transactions	12,400,764

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, total return equity swap transactions and foreign currency transactions	(71,143,210)

Net increase (decrease) in net assets resulting from operations	$(68,575,688)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,196,097.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $172,938.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $(29,994).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-165

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,567,522	$5,340,768
Net realized gain (loss) on investments, investments sold short, futures transactions, total return equity swap transactions and foreign currency transactions	(83,543,974)	(23,500,917)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, total return equity swap contracts and foreign currency transactions	12,400,764	(31,907,194)

Net increase (decrease) in net assets resulting from operations	(68,575,688)	(50,067,343)

Dividends to shareholders:
From net investment income:
Initial Class	(2,884,208)	(1,986,584)
Service Class	(1,941,572)	(1,993,053)

Total dividends to shareholders	(4,825,780)	(3,979,637)

Capital share transactions:
Net proceeds from sale of shares	117,852,827	116,020,179
Net asset value of shares issued to shareholders in reinvestment of dividends	4,825,780	3,979,637
Cost of shares redeemed	(51,623,005)	(59,188,750)

Increase (decrease) in net assets derived from capital share transactions	71,055,602	60,811,066

Net increase (decrease) in net assets	(2,345,866)	6,764,086

Net Assets
Beginning of year	370,367,545	363,603,459

End of year	$368,021,679	$370,367,545

Undistributed net investment income at end of year	$1,103,632	$4,815,524

M-166	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,					February 17, 2012** through December 31,
	2015		2014		2013	2012
Net asset value at beginning of period	$8.27		$9.50		$10.12	$10.00

Net investment income (loss) (a)	0.06		0.14	(b)	0.11	0.09
Net realized and unrealized gain (loss) on investments	(1.38)		(1.26)		(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.01)		(0.00)‡	(0.01)

Total from investment operations	(1.34)		(1.13)		(0.55)	0.12

Less dividends:
From net investment income	(0.10)		(0.10)		(0.07)	—

Net asset value at end of period	$6.83		$8.27		$9.50	$10.12

Total investment return	(16.20%)		(11.97%)		(5.43%)	1.20	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77%		1.52	% (b)	1.17%	1.15	%††
Net expenses (excluding short sale expenses)	1.40%		1.37%		1.34%	1.40	%††
Expenses (including short sale expenses)	1.40%		1.37%		1.34%	1.40	%††
Short sale expenses	0.00	% (e)	—		—	—
Portfolio turnover rate	207%		65%		68%	81%
Net assets at end of period (in 000’s)	$204,138		$165,049		$132,661	$190,688

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.33%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Less than one-hundreth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-167

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,					February 17, 2012** through December 31,
	2015		2014		2013	2012
Net asset value at beginning of period	$8.25		$9.47		$10.10	$10.00

Net investment income (loss) (a)	0.04		0.12	(b)	0.08	0.08
Net realized and unrealized gain (loss) on investments	(1.37)		(1.25)		(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.01)		(0.00)‡	(0.02)

Total from investment operations	(1.35)		(1.14)		(0.58)	0.10

Less dividends:
From net investment income	(0.08)		(0.08)		(0.05)	—

Net asset value at end of period	$6.82		$8.25		$9.47	$10.10

Total investment return	(16.42%)		(12.19%)		(5.67%)	1.00	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%		1.29	% (b)	0.86%	0.96	%††
Net expenses (excluding short sale expenses)	1.65%		1.62%		1.59%	1.65	%††
Expenses (including short sale expenses)	1.65%		1.62%		1.59%	1.65	%††
Short sale expenses	0.00	% (e)	—		—	—
Portfolio turnover rate	207%		65%		68%	81%
Net assets at end of period (in 000’s)	$163,884		$205,319		$230,943	$255,631

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Less than one-hundreth of a percent.

M-168	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Floating Rate Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	0.39%	2.98%	3.45%	0.65%
Service Class Shares	0.14	2.72	3.19	0.90

Benchmark Performance	One Year	Five Years	Ten Years
Credit Suisse Leveraged Loan Index[2]	–0.38%	3.76%	4.09%
S&P/LSTA Leveraged Loan Index[2]	–0.69	3.41	4.31
Average Lipper Loan Participation Fund[3]	–1.24	2.84	2.87

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-169

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$976.70	$3.19	$1,022.00	$3.26

Service Class Shares	$1,000.00	$975.40	$4.43	$1,020.70	$4.53

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-170	MainStay VP Floating Rate Portfolio

Industry Composition as of December 31, 2015 (Unaudited)

Healthcare, Education & Childcare	10.2%
Electronics	7.6
Diversified/Conglomerate Service	7.3
Retail Store	5.7
Broadcasting & Entertainment	5.4
Chemicals, Plastics & Rubber	5.1
Hotels, Motels, Inns & Gaming	4.6
Containers, Packaging & Glass	4.4
Telecommunications	4.0
Leisure, Amusement, Motion Pictures & Entertainment	3.7
Utilities	3.6
Automobile	3.3
Aerospace & Defense	3.0
Buildings & Real Estate	2.8
Diversified/Conglomerate Manufacturing	2.8
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	2.3
Oil & Gas	2.2
Insurance	2.1
Mining, Steel, Iron & Non-Precious Metals	1.8

Finance	1.6%
Personal & Nondurable Consumer Products (Manufacturing Only)	1.6
Beverage, Food & Tobacco	1.3
Affiliated Investment Company	0.9
Home and Office Furnishings, Housewares & Durable Consumer Products	0.8
Personal, Food & Miscellaneous Services	0.8
Printing & Publishing	0.8
Banking	0.7
Ecological	0.7
Real Estate	0.3
Software	0.3
Cargo Transport	0.2
Personal Transportation	0.2
Short-Term Investments	8.8
Other Assets, Less Liabilities	–0.9

100.0%

See Portfolio of Investments beginning on page M-174 for specific holdings within these categories.

Top Ten Issuers Held as of December 31, 2015 (excluding short-term investments) (Unaudited)

1.	Avago Technologies Cayman, Ltd., TBD–3.75%, due 5/6/21–11/6/22
2.	First Data Corp., 3.918%–6.75%, due 3/24/18–3/24/21
3.	Univision Communications, Inc., 4.00%, due 3/1/20
4.	Michaels Stores, Inc., 3.75%–4.00%, due 1/28/20
5.	Community Health Systems, Inc., 3.657%–4.00%, due 12/31/18–1/27/21
6.	Rexnord LLC, 4.00%, due 8/21/20
7.	Onex Carestream Finance, L.P., 5.00%–9.50%, due 6/7/19–12/7/19
8.	MainStay High Yield Corporate Bond Fund Class I
9.	Reynolds Group Holdings, Inc., 4.50%–9.875%, due 12/1/18–8/15/19
10.	Univar, Inc., 4.25%, due 7/1/22

M-171

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmarks and peers for the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Floating Rate Portfolio returned 0.39% for Initial Class shares and 0.14% for Service Class shares. Over the same period, both share classes outperformed the –0.38% return of the Credit Suisse Leveraged Loan Index,1 which is the Portfolio’s primary benchmark and is a broad-based security-market index. Both share classes outperformed the –0.69% return of the S&P/LSTA Leveraged Loan Index,1 which is a secondary benchmark of the Portfolio, and the –1.24% return of the Average Lipper1 Loan Participation Fund for the 12 months ended December 31, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio outperformed both of its benchmarks during the reporting period. Relative to the S&P/LSTA Leveraged Loan Index, the biggest contributors were credits rated BB,2 where the Portfolio held an overweight position, and unrated and defaulted credits, where the Portfolio held an underweight position. (Contributions take weightings and total returns into account.) The Portfolio held a market weight relative to the S&P/LSTA Leveraged Loan Index in credits rated B,3 which also contributed positively to the Portfolio’s relative performance. Security selection in the BB-rated credit category contributed approximately three-quarters of the Portfolio’s outperformance in the category, with the remaining one-quarter derived from the Portfolio’s overweight position. In B-rated credit, approximately 90% of the outperformance resulted from security selection. In unrated and defaulted credit, sector allocation and security selection each contributed about equally to the outperformance of the S&P/LSTA Leveraged Loan Index.

Aggregate outperformance relative to the S&P/LSTA Leveraged Loan Index was modestly offset by underperformance among credits rated BBB,4 largely because of the Portfolio’s underweight position in that market segment.

On an industry basis, an underweight position and favorable security selection in utilities was the most substantial contributor to the Portfolio’s outperformance. The Portfolio also experienced substantial outperformance in industrials, metals/mining, retail, and oil/gas. Security selection and sector allocation made electronics the Portfolio’s largest industry detractor, despite an underweight position relative to the S&P/LSTA Leveraged Loan Index.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR,1 reset every 30, 60, 90 or 180 days. As of December 31, 2015, the Portfolio’s weighted average days to LIBOR reset was 60 days, which we considered to be a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may differ.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

On an industry basis, the leading positive contributors to the Portfolio’s performance during the reporting period were utilities, industrial/manufacturing, metals/mining, retail and oil/gas. In 2015, the most

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
3.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

M-172	MainStay VP Floating Rate Portfolio

substantial industry detractors were electronics and food/food service.

Relative to the S&P/LSTA Leveraged Loan Index, security selection accounted for the majority of the Portfolio’s industry outperformance and sector allocation accounted for the rest.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the Portfolio held an overweight position relative to S&P/LSTA Leveraged Loan

Index in BB-rated credit. As of the same date, the Portfolio was underweight relative to the Index in CCC-rated5 credit and unrated credit. As of December 31, 2015, the Portfolio held 4.2% of its net assets in cash and 0.9% of net assets in fixed-rate high-yield instruments.

5.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-173

Portfolio of Investments December 31, 2015

	Principal Amount	Value
Long-Term Bonds 91.2%† Corporate Bonds 0.9%
Containers, Packaging & Glass 0.1%
Greif, Inc. 7.75%, due 8/1/19	$650,000	$718,250
♦Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	239,000	240,792

		959,042

Mining, Steel, Iron & Non-Precious Metals 0.0%‡
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (a)	170,000	155,550

Oil & Gas 0.1%
FTS International, Inc. 8.012%, due 6/15/20 (a)(b)	830,000	564,603

Real Estate 0.3%
iStar, Inc.
4.00%, due 11/1/17	1,200,000	1,176,600
5.00%, due 7/1/19	1,200,000	1,165,500

		2,342,100

Software 0.3%
♦First Data Corp. 6.75%, due 11/1/20 (a)	1,696,000	1,778,680

Telecommunications 0.1%
CommScope, Inc. 4.375%, due 6/15/20 (a)	445,000	448,338
T-Mobile USA, Inc. 6.25%, due 4/1/21	400,000	412,000

		860,338

Total Corporate Bonds (Cost $6,799,876)		6,660,313

Floating Rate Loans 80.0% (c)
Aerospace & Defense 3.0%
American Airlines, Inc. New Term Loan 3.25%, due 6/26/20	3,148,973	3,103,426
BE Aerospace, Inc. 2014 Term Loan B 4.00%, due 12/16/21	3,283,636	3,282,612
Booz Allen Hamilton, Inc. New Term Loan 3.75%, due 7/31/19	5,753,997	5,759,751
DAE Aviation Holdings, Inc. 1st Lien Term Loan 5.25%, due 7/7/22	3,441,375	3,418,793

	Principal Amount	Value
Aerospace & Defense (continued)
Science Applications International Corp. Term Loan B 3.75%, due 5/4/22	$2,985,000	$2,982,513
TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	3,781,302	3,687,295
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	1,822,404	1,800,763

		24,035,153

Automobile 3.2%
Affinia Group Intermediate Holdings, Inc. Term Loan B2 4.75%, due 4/27/20	2,247,953	2,246,548
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	3,078,544	3,056,554
Chrysler Group LLC
2018 Term Loan B 3.25%, due 12/31/18	1,179,000	1,167,800
New Term Loan B 3.50%, due 5/24/17	3,815,201	3,798,906
Federal-Mogul Holdings Corp. New Term Loan C 4.75%, due 4/15/21	3,937,500	3,447,281
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 3.75%, due 4/30/19	3,075,000	3,071,156
KAR Auction Services, Inc. Term Loan B2 3.50%, due 3/11/21	1,599,187	1,594,189
MPG Holdco I Inc. 2015 Term Loan B 3.75%, due 10/20/21	2,514,516	2,450,756
Tower Automotive Holdings USA LLC New Term Loan 4.00%, due 4/23/20	3,232,748	3,087,274
U.S. Farathane LLC Term Loan B 6.75%, due 12/23/21	1,781,250	1,758,985

		25,679,449

Banking 0.7%
Capital Automotive L.P.
New Term Loan B 4.00%, due 4/10/19	4,550,351	4,538,028
New 2nd Lien Term Loan 6.00%, due 4/30/20	666,667	656,667

		5,194,695

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2015, excluding short-term investments. May be subject to change daily.

M-174	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Beverage, Food & Tobacco 1.0%
Albertsons LLC Term Loan B4 5.50%, due 8/25/21	$4,367,000	$4,325,758
B&G Foods, Inc. 2015 Term Loan B 3.75%, due 11/2/22	875,000	873,087
Hostess Brands, LLC 1st Lien Term Loan 4.50%, due 8/3/22	997,500	992,201
Pinnacle Foods Finance LLC Term Loan G 3.00%, due 4/29/20	2,075,521	2,038,162

		8,229,208

Broadcasting & Entertainment 4.7%
CCO Safari III LLC Term Loan I 3.50%, due 1/24/23	2,785,714	2,775,268
Cequel Communications LLC Non-Extended Term Loan B 3.50%, due 2/14/19	2,918,716	2,869,097
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25%, due 12/23/20	2,027,594	1,524,075
iHeartCommunications, Inc. Term Loan D 7.174%, due 1/30/19	1,750,000	1,225,000
Mission Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	547,833	542,811
Neptune Finco Corp. 2015 Term Loan B 5.00%, due 10/9/22	6,000,000	5,982,858
Nexstar Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	621,251	615,556
Numericable U.S. LLC
USD Term Loan B1 4.50%, due 5/21/20	1,857,773	1,787,642
USD Term Loan B2 4.50%, due 5/21/20	1,607,227	1,546,554
TWCC Holding Corp. Term Loan B1 5.75%, due 2/11/20	2,159,702	2,157,002
♦Univision Communications, Inc.
Term Loan C3 4.00%, due 3/1/20	2,332,877	2,279,902
Term Loan C4 4.00%, due 3/1/20	6,099,558	5,963,587

	Principal Amount	Value
Broadcasting & Entertainment (continued)
UPC Financing Partnership USD Term Loan AH 3.25%, due 6/30/21	$1,417,292	$1,388,946
WideOpenWest Finance LLC 2015 Term Loan B 4.50%, due 4/1/19	6,767,218	6,508,372

		37,166,670

Buildings & Real Estate 2.8%
Continental Building Products LLC 1st Lien Term Loan 4.00%, due 8/28/20	2,901,436	2,836,154
DTZ U.S. Borrower LLC 2015 1st Lien Term Loan 4.25%, due 11/4/21	2,994,186	2,916,838
Headwaters, Inc. Term Loan B 4.50%, due 3/24/22	1,990,000	1,987,512
Priso Acquisition Corp. 1st Lien Term Loan 4.50%, due 5/8/22 (d)	1,194,507	1,163,151
Realogy Corp. New Term Loan B 3.75%, due 3/5/20	6,759,917	6,706,399
USIC Holdings, Inc. 1st Lien Term Loan 4.00%, due 7/10/20 (d)	1,950,000	1,823,250
Wilsonart LLC Term Loan B 4.00%, due 10/31/19	5,173,308	5,026,733

		22,460,037

Cargo Transport 0.2%
XPO Logistics, Inc. Term Loan 5.50%, due 11/1/21	1,800,000	1,791,000

Chemicals, Plastics & Rubber 4.3%
Allnex USA, Inc. USD Term Loan B2 4.50%, due 10/3/19	1,043,622	1,039,708
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	5,127,565	5,077,207
AZ Chem U.S., Inc. 1st Lien Term Loan 4.50%, due 6/12/21	1,827,322	1,819,962
Chemours Co. (The) Term Loan B 3.75%, due 5/12/22	995,000	909,181
ColourOz Investment 2 LLC USD 2nd Lien Term Loan B2 8.25%, due 9/6/22	642,857	616,339

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-175

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
ECO Services Operations LLC Term Loan B 4.75%, due 12/4/21	$693,000	$682,605
Emerald Performance Materials LLC
New 1st Lien Term Loan 4.50%, due 8/1/21	1,703,632	1,667,430
New 2nd Lien Term Loan 7.75%, due 8/1/22	700,000	659,750
Flint Group U.S. LLC USD 1st Lien Term Loan B2 4.50%, due 9/7/21	2,496,406	2,404,870
Ineos U.S. Finance LLC 2015 USD Term Loan 4.25%, due 3/31/22	2,282,741	2,198,768
MacDermid, Inc.
Term Loan B2 5.50%, due 6/7/20	990,000	954,290
USD 1st Lien Term Loan 5.50%, due 6/7/20	2,503,581	2,416,999
PolyOne Corp. Term Loan B 3.75%, due 11/11/22	600,000	597,000
PQ Corp. 2014 Term Loan 4.00%, due 8/7/17	3,695,504	3,657,396
Solenis International, L.P.
USD 1st Lien Term Loan 4.25%, due 7/31/21	888,750	848,756
USD 2nd Lien Term Loan 7.75%, due 7/31/22	750,000	590,625
♦Univar, Inc. 2015 Term Loan 4.25%, due 7/1/22	6,982,500	6,751,826
Zep, Inc. Term Loan 5.75%, due 6/27/22	1,393,000	1,375,588

		34,268,300

Containers, Packaging & Glass 4.1%
Anchor Glass Container Corp. 2015 1st Lien Term Loan 4.50%, due 7/1/22	2,541,505	2,533,035
Ardagh Holdings USA, Inc. Incremental Term Loan 4.00%, due 12/17/19	3,949,799	3,875,740
Berry Plastics Holding Corp.
Term Loan E 3.75%, due 1/6/21	4,622,173	4,550,913
Term Loan F 4.00%, due 10/1/22	3,407,917	3,374,690

	Principal Amount	Value
Containers, Packaging & Glass (continued)
Caraustar Industries, Inc.
Add on Term Loan B 8.00%, due 5/1/19	$983,817	$978,406
Term Loan B 8.00%, due 5/1/19	902,877	897,911
Klockner-Pentaplast of America, Inc. USD Term Loan 5.00%, due 4/28/20	766,805	759,776
Onex Wizard U.S. Acquisition, Inc. USD Term Loan 4.25%, due 3/13/22	1,488,750	1,464,291
Owens-Illinois, Inc. Term Loan B 3.50%, due 8/6/22	1,276,800	1,270,735
Rack Merger Sub, Inc. 2nd Lien Term Loan 8.25%, due 10/3/22	571,429	567,143
Ranpak Corp. 2015 Term Loan 4.25%, due 10/1/21	1,343,686	1,331,929
♦Reynolds Group Holdings, Inc. New Dollar Term Loan 4.50%, due 12/1/18	6,852,563	6,776,540
Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	2,673,187	2,569,601
Tekni-Plex, Inc. 2015 USD Term Loan B 4.50%, due 6/1/22	1,592,000	1,568,916

		32,519,626

Diversified/Conglomerate Manufacturing 2.8%
Allied Security Holdings LLC
New 1st Lien Term Loan 4.25%, due 2/12/21	1,209,673	1,168,342
New 2nd Lien Term Loan 8.00%, due 8/13/21	435,616	413,836
Atkore International, Inc.
1st Lien Term Loan 4.50%, due 4/9/21	1,576,000	1,467,650
2nd Lien Term Loan 7.75%, due 10/9/21	1,050,000	913,500
Doosan Infracore International, Inc. Term Loan B 4.50%, due 5/28/21	2,724,231	2,676,557
Filtration Group Corp. 1st Lien Term Loan 4.25%, due 11/21/20	2,295,419	2,225,599
Gardner Denver, Inc. USD Term Loan 4.25%, due 7/30/20	2,828,844	2,538,887

M-176	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
Maxim Crane Works, L.P. 2nd Lien Term Loan 10.25%, due 11/26/18	$1,837,500	$1,800,750
Mueller Water Products, Inc. New Term Loan B 4.00%, due 11/25/21	1,534,500	1,533,860
North American Lifting Holdings, Inc. 1st Lien Term Loan 5.50%, due 11/27/20 (d)	1,390,493	980,298
Quikrete Holdings, Inc.
1st Lien Term Loan 4.00%, due 9/28/20	4,181,574	4,131,918
2nd Lien Term Loan 7.00%, due 3/26/21	618,947	617,787
Sensus USA, Inc. 1st Lien Term Loan 4.50%, due 5/9/17	1,428,841	1,385,975

		21,854,959

Diversified/Conglomerate Service 7.3%
Acosta Holdco, Inc. 2015 Term Loan 4.25%, due 9/26/21	4,101,532	3,902,608
Advantage Sales & Marketing, Inc.
2014 1st Lien Term Loan 4.25%, due 7/23/21	4,937,500	4,742,059
2014 2nd Lien Term Loan 7.50%, due 7/25/22	625,000	552,083
Applied Systems, Inc.
New 1st Lien Term Loan 4.25%, due 1/25/21	1,450,011	1,420,233
New 2nd Lien Term Loan 7.50%, due 1/24/22	588,170	565,746
AVSC Holding Corp. 1st Lien Term Loan 4.50%, due 1/24/21	622,485	597,586
Brickman Group, Ltd. LLC 1st Lien Term Loan 4.00%, due 12/18/20	2,001,811	1,936,440
Brock Holdings III, Inc. New Term Loan B 6.00%, due 3/16/17	421,526	392,019
CCC Information Services, Inc. Term Loan 4.00%, due 12/20/19	1,507,165	1,477,022
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/11/20 (d)	3,064,335	1,915,209
Connolly Corp. 1st Lien Term Loan 4.50%, due 5/14/21	2,206,406	2,135,618

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
Crossmark Holdings, Inc.
1st Lien Term Loan 4.50%, due 12/20/19 (d)	$109,833	$81,277
2nd Lien Term Loan 8.75%, due 12/21/20 (d)	800,000	392,000
Emdeon Business Services LLC Term Loan B2 3.75%, due 11/2/18	992,347	972,252
♦First Data Corp.
New 2018 Extended Term Loan 3.918%, due 3/24/18	750,000	739,018
New 2018 Term Loan 3.918%, due 9/24/18	2,400,000	2,366,400
Extended 2021 Term Loan 4.418%, due 3/24/21	4,003,173	3,984,586
Genesys Telecom Holdings, U.S., Inc.
Term Loan B 4.00%, due 2/8/20	2,269,193	2,218,136
Delayed Draw Term Loan 4.50%, due 11/13/20	980,000	970,200
Information Resources, Inc. Term Loan B 4.75%, due 9/30/20	1,984,784	1,976,726
Kronos, Inc. Initial Incremental Term Loan 4.50%, due 10/30/19	2,957,193	2,903,594
Mitchell International, Inc. New 1st Lien Term Loan 4.50%, due 10/12/20	2,158,218	2,036,818
MX Holdings U.S., Inc. Term Loan B1A 4.00%, due 8/14/20	3,345,941	3,320,846
Prime Security Services Borrower, LLC 1st Lien Term Loan 5.00%, due 7/1/21	2,327,500	2,283,859
Sabre, Inc. Term Loan B 4.00%, due 2/19/19	2,478,287	2,448,857
ServiceMaster Co. 2014 Term Loan B 4.25%, due 7/1/21	4,231,326	4,192,981
Sophia, L.P. 2015 Term Loan B 4.75%, due 9/30/22	1,995,000	1,969,065
Sungard Availability Services Capital, Inc. Term Loan B 6.00%, due 3/31/19	753,937	654,041
Vantiv LLC 2014 Term Loan B 3.75%, due 6/13/21	2,526,429	2,514,428

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-177

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Verint Systems, Inc. USD Term Loan 3.50%, due 9/6/19	$2,409,521	$2,392,654

		58,054,361

Ecological 0.7%
ADS Waste Holdings, Inc. New Term Loan 3.75%, due 10/9/19	2,575,708	2,502,945
Multi Packaging Solutions, Inc.
2014 Term Loan B 4.25%, due 9/30/20	132,718	127,409
Incremental Term Loan 4.25%, due 9/30/20	1,724,698	1,655,710
Waste Industries USA, Inc. New Term Loan B 4.25%, due 2/27/20	1,323,333	1,313,408

		5,599,472

Electronics 5.8%
Blue Coat Holdings, Inc. 2015 Term Loan 4.50%, due 5/20/22	3,149,816	3,036,949
BMC Software Finance, Inc. USD Term Loan 5.00%, due 9/10/20	2,048,855	1,694,403
CDW LLC New Term Loan 3.25%, due 4/29/20	958,842	933,272
CommScope, Inc. Term Loan B5 3.827%, due 12/29/22	1,995,000	1,978,168
CPI International, Inc. New Term Loan B 4.25%, due 11/17/17	992,424	972,576
Dell International LLC USD Term Loan B2 4.00%, due 4/29/20	3,897,969	3,869,818
EIG Investors Corp. 2013 Term Loan 5.00%, due 11/9/19	4,387,977	4,267,307
Epicor Software Corp. 1st Lien Term Loan 4.75%, due 6/1/22	5,407,609	5,267,914
Evertec Group LLC New Term Loan B 3.25%, due 4/17/20	1,235,906	1,188,015
Eze Castle Software Inc. New 1st Lien Term Loan 4.00%, due 4/6/20	1,000,000	978,333

	Principal Amount	Value
Electronics (continued)
Go Daddy Operating Co. LLC New Term Loan B 4.25%, due 5/13/21	$2,959,950	$2,936,516
Hyland Software, Inc. 2nd Lien Term Loan 8.25%, due 7/1/23 (d)	700,000	651,000
Infor (U.S.), Inc.
USD Term Loan B3 3.75%, due 6/3/20	963,297	903,091
USD Term Loan B5 3.75%, due 6/3/20	4,840,521	4,547,065
Informatica Corp. USD Term Loan 4.50%, due 8/5/22	798,000	766,413
Riverbed Technology, Inc. Term Loan B 6.00%, due 4/24/22	1,985,000	1,977,143
SS&C Technologies, Inc.
2015 Term Loan B1 4.007%, due 7/8/22	4,524,963	4,486,985
2015 Term Loan B2 4.018%, due 7/8/22	665,919	660,330
TTM Technologies, Inc. 1st Lien Term Loan 6.00%, due 5/31/21	1,496,250	1,361,587
Zebra Technologies Corp. Term Loan B 4.75%, due 10/27/21	3,171,429	3,171,429

		45,648,314

Finance 1.6%
Alliant Holdings I, Inc. 2015 Term Loan B 4.50%, due 8/12/22	1,857,333	1,814,383
Avis Budget Car Rental LLC New Term Loan B 3.00%, due 3/15/19	1,562,551	1,555,715
Brand Energy & Infrastructure Services, Inc. New Term Loan B 4.75%, due 11/26/20	1,706,736	1,607,177
Duff & Phelps Investment Management Co.
Term Loan B1 4.75%, due 4/23/20	990,000	966,903
Term Loan B 4.75%, due 4/23/20	1,627,073	1,589,113
Hertz Corp. (The)
Term Loan B2 3.00%, due 3/11/18	310,091	306,215
New Synthetic LC 3.75%, due 3/11/18 (d)	2,750,000	2,695,000

M-178	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Finance (continued)
ON Assignment, Inc. 2015 Term Loan 3.75%, due 6/3/22	$1,842,909	$1,829,087

		12,363,593

Healthcare, Education & Childcare 8.8%
Akorn, Inc. Term Loan B 6.00%, due 4/16/21	2,863,750	2,781,417
Alvogen Pharma U.S., Inc. Term Loan 6.00%, due 4/2/22	2,318,309	2,260,351
AmSurg Corp. 1st Lien Term Loan B 3.50%, due 7/16/21	3,747,937	3,705,773
♦Community Health Systems, Inc.
Term Loan F 3.657%, due 12/31/18	1,341,898	1,319,852
Term Loan G 3.75%, due 12/31/19	2,371,428	2,305,474
Term Loan H 4.00%, due 1/27/21	4,363,365	4,276,778
Concentra, Inc. 1st Lien Term Loan 4.001%, due 6/1/22	2,801,682	2,780,670
Curo Health Services Holdings, Inc. 2015 1st Lien Term Loan 6.50%, due 2/7/22	1,040,384	1,028,246
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	5,372,683	5,337,760
Envision Healthcare Corp. Initial Term Loan 4.25%, due 5/25/18	4,813,079	4,782,997
Grifols Worldwide Operations USA, Inc. USD Term Loan B 3.424%, due 2/27/21	2,969,773	2,937,106
HCA, Inc. Extended Term Loan B4 3.357%, due 5/1/18	1,331,300	1,329,081
IASIS Healthcare LLC Term Loan B2 4.50%, due 5/3/18	2,369,804	2,320,038
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	1,551,997	1,504,790
Jaguar Holding Co. II 2015 Term Loan B 4.25%, due 8/18/22	3,844,102	3,728,779
Kindred Healthcare, Inc. New Term Loan 4.25%, due 4/9/21	2,758,000	2,647,680

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Kinetic Concepts, Inc. USD Term Loan E1 4.50%, due 5/4/18	$4,344,249	$4,165,049
New Millennium HoldCo, Inc. Exit Term Loan 7.50%, due 12/21/20	505,335	464,908
♦Onex Carestream Finance, L.P.
1st Lien Term Loan 5.00%, due 6/7/19	5,316,947	4,853,931
2nd Lien Term Loan 9.50%, due 12/7/19	2,723,401	2,382,975
Opal Acquisition, Inc. 1st Lien Term Loan 5.00%, due 11/27/20	3,830,266	3,112,091
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	2,634,110	2,222,530
Quintiles Transnational Corp. 2015 Term Loan B 3.25%, due 5/12/22	1,194,000	1,189,523
RPI Finance Trust Term Loan B4 3.50%, due 11/9/20	2,040,719	2,027,113
Select Medical Corp. Series E Term Loan B 5.00%, due 6/1/18	1,488,842	1,479,537
Sterigenics-Nordion Holdings LLC 2015 Term Loan B 4.25%, due 5/15/22	1,745,625	1,693,256
Surgical Care Affiliates, Inc. Term Loan B 4.25%, due 3/17/22	992,500	985,367

		69,623,072

Home and Office Furnishings, Housewares & Durable Consumer Products 0.8%
Serta Simmons Holdings LLC Term Loan 4.25%, due 10/1/19	3,985,334	3,960,880
Staples, Inc. Term Loan B TBD, due 4/7/21 (d)	1,920,000	1,895,040
Tempur-Pedic International, Inc. REFI Term Loan B 3.50%, due 3/18/20	154,090	153,656

		6,009,576

Hotels, Motels, Inns & Gaming 4.3%
Caesars Entertainment Operating Co.
Extended Term Loan B5 10.25%, due 3/1/17 (e)	2,415,033	2,087,997
Extended Term Loan B6 11.25%, due 3/1/17 (e)	1,850,914	1,616,464

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-179

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
Caesars Entertainment Operating Co. (continued)
Term Loan B7 13.25%, due 3/1/17 (e)	$1,075,423	$889,913
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, due 10/11/20	2,437,595	2,203,739
CityCenter Holdings LLC Term Loan B 4.25%, due 10/16/20	3,502,835	3,475,103
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	3,426,547	3,416,267
La Quinta Intermediate Holdings LLC Term Loan B 3.75%, due 4/14/21	3,348,654	3,259,356
MGM Resorts International Term Loan B 3.50%, due 12/20/19	3,880,000	3,824,225
Pinnacle Entertainment, Inc. Term Loan B2 3.75%, due 8/13/20	753,661	750,600
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	7,350,000	6,732,600
Station Casinos LLC Term Loan B 4.25%, due 3/2/20	5,693,701	5,575,084

		33,831,348

Insurance 2.1%
Asurion LLC
New Term Loan B1 5.00%, due 5/24/19	1,473,702	1,386,201
Term Loan B4 5.00%, due 8/4/22	3,449,333	3,170,513
New 2nd Lien Term Loan 8.50%, due 3/3/21	1,000,000	849,063
Hub International, Ltd. Term Loan B 4.00%, due 10/2/20	4,360,994	4,097,974
MPH Acquisition Holdings LLC Term Loan 3.75%, due 3/31/21	2,166,349	2,104,970
Sedgwick Claims Management Services, Inc.
1st Lien Term Loan 3.75%, due 3/1/21	3,039,594	2,933,208
2nd Lien Term Loan 6.75%, due 2/28/22	2,400,000	2,193,000

		16,734,929

	Principal Amount	Value
Leisure, Amusement, Motion Pictures & Entertainment 1.9%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	$1,342,415	$1,333,545
Creative Artists Agency LLC Term Loan B 5.50%, due 12/17/21	1,369,125	1,360,568
Fitness International LLC Term Loan B 5.50%, due 7/1/20	2,957,469	2,768,930
LTF Merger Sub, Inc. Term Loan B 4.25%, due 6/10/22	928,667	901,967
Regal Cinemas Corp. 2015 Term Loan 3.803%, due 4/1/22	1,638,906	1,632,988
SeaWorld Parks & Entertainment, Inc. Incremental Term Loan B3 4.00%, due 5/14/20	1,328,036	1,288,195
William Morris Endeavor Entertainment LLC
1st Lien Term Loan 5.25%, due 5/6/21	1,883,813	1,853,790
2nd Lien Term Loan 8.25%, due 5/1/22	1,200,000	1,086,000
WMG Acquisition Corp. New Term Loan 3.75%, due 7/1/20	3,260,785	3,081,442

		15,307,425

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.9%
Apex Tool Group LLC Term Loan B 4.50%, due 1/31/20	2,521,114	2,402,413
CPM Holdings, Inc. Term Loan B 6.00%, due 4/11/22	1,492,500	1,477,575
Generac Power Systems, Inc. Term Loan B 3.50%, due 5/31/20	1,726,251	1,687,410
♦Rexnord LLC 1st Lien Term Loan B 4.00%, due 8/21/20	7,797,126	7,553,466
Silver II U.S. Holdings LLC Term Loan 4.00%, due 12/13/19	2,383,416	2,017,959

		15,138,823

Mining, Steel, Iron & Non-Precious Metals 1.6%
Ameriforge Group, Inc. 1st Lien Term Loan 5.00%, due 12/19/19 (d)	2,951,212	880,444
Fairmount Minerals, Ltd. New Term Loan B2 4.50%, due 9/5/19	1,974,747	965,158

M-180	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Mining, Steel, Iron & Non-Precious Metals (continued)
Gates Global, Inc. Term Loan B 4.25%, due 7/5/21	$1,390,564	$1,301,336
JMC Steel Group, Inc. Term Loan 4.75%, due 4/1/17	1,781,038	1,718,702
McJunkin Red Man Corp. New Term Loan 4.75%, due 11/8/19 (d)	1,303,172	1,192,402
Minerals Technologies, Inc. 2015 Term Loan B1 3.768%, due 5/9/21	1,671,494	1,669,404
Novelis, Inc. 2015 Term Loan B 4.00%, due 6/2/22	5,323,250	5,068,735

		12,796,181

Oil & Gas 1.8%
American Energy-Marcellus LLC
1st Lien Term Loan 5.25%, due 8/4/20 (d)	1,000,000	253,750
2nd Lien Term Loan 8.50%, due 8/4/21 (d)	250,000	2,500
CITGO Holding, Inc. 2015 Term Loan B 9.50%, due 5/12/18	1,523,404	1,514,518
Energy Transfer Equity, L.P. 2015 Term Loan 4.00%, due 12/2/19	3,717,647	3,355,176
EP Energy LLC Term Loan B2 4.50%, due 4/30/19	937,500	735,938
Fieldwood Energy LLC 2nd Lien Term Loan 8.375%, due 9/30/20 (d)	2,470,443	366,448
HGIM Corp. Term Loan B 5.50%, due 6/18/20 (d)	795,027	457,140
Penn Products Terminals LLC Term Loan B 4.75%, due 4/13/22	2,646,700	2,474,664
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18	2,007,804	1,917,453
Samson Investment Co. New 2nd Lien Term Loan 6.50%, due 9/25/18 (d)(e)(f)	3,300,000	132,000
Seadrill Partners Finco LLC Term Loan B 4.00%, due 2/21/21 (d)	2,042,727	829,006

	Principal Amount	Value
Oil & Gas (continued)
Sheridan Investment Partners II, L.P.
Term Loan A 4.25%, due 12/16/20 (d)	$88,704	$50,340
Term Loan B 4.25%, due 12/16/20 (d)	637,668	361,877
Term Loan M 4.25%, due 12/16/20 (d)	33,082	18,774
Templar Energy LLC New 2nd Lien Term Loan 8.50%, due 11/25/20 (d)	1,500,000	157,500
Western Refining, Inc. Term Loan B 4.25%, due 11/12/20	1,470,000	1,414,875

		14,041,959

Personal & Nondurable Consumer Products (Manufacturing Only) 1.6%
ABC Supply Co., Inc. Term Loan 3.50%, due 4/16/20	2,332,500	2,305,676
Hillman Group, Inc. (The) Term Loan B 4.50%, due 6/30/21	2,483,614	2,416,351
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	893,462	886,761
Spectrum Brands, Inc. USD Term Loan 3.50%, due 6/23/22	2,329,535	2,317,470
SRAM LLC New Term Loan B 4.016%, due 4/10/20	3,243,102	2,659,344
Varsity Brands, Inc. 1st Lien Term Loan 5.00%, due 12/11/21	1,980,000	1,957,725

		12,543,327

Personal Transportation 0.2%
United Airlines, Inc. New Term Loan B 3.25%, due 4/1/19	1,443,940	1,430,403

Personal, Food & Miscellaneous Services 0.1%
Weight Watchers International, Inc. Term Loan B2 4.00%, due 4/2/20	1,304,582	947,453

Printing & Publishing 0.8%
Checkout Holding Corp. 1st Lien Term Loan 4.50%, due 4/9/21	1,379,961	1,101,668
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	1,796,304	1,121,568

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-181

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Printing & Publishing (continued)
McGraw-Hill Global Education Holdings LLC 2015 Term Loan B 4.75%, due 3/22/19	$588,056	$579,235
Tribune Media Co. Term Loan 3.75%, due 12/27/20	3,448,427	3,402,450

		6,204,921

Retail Store 5.7%
American Tire Distributors Holdings, Inc. 2015 Term Loan 5.25%, due 9/1/21	2,955,992	2,911,652
Belk, Inc. Term Loan 5.75%, due 12/12/22	1,473,333	1,311,267
BJ’s Wholesale Club, Inc.
New 1st Lien Term Loan 4.50%, due 9/26/19	3,933,254	3,751,341
New 2nd Lien Term Loan 8.50%, due 3/26/20	525,000	467,250
Harbor Freight Tools USA, Inc. New 1st Lien Term Loan 4.75%, due 7/26/19	2,709,525	2,710,880
HD Supply, Inc. 2015 Term Loan B 3.75%, due 8/13/21	1,000,000	980,500
Leslie’s Poolmart, Inc. New Term Loan 4.25%, due 10/16/19	4,286,786	4,163,540
♦Michaels Stores, Inc.
Term Loan B 3.75%, due 1/28/20	7,260,728	7,175,414
Incremental 2014 Term Loan B2 4.00%, due 1/28/20	973,235	965,784
Neiman Marcus Group, Inc. (The) 2020 Term Loan 4.25%, due 10/25/20	4,896,474	4,321,902
Party City Holdings, Inc. 2015 Term Loan B 4.25%, due 8/19/22	4,508,700	4,372,032
Petco Animal Supplies, Inc. New Term Loan 4.00%, due 11/24/17	4,908,545	4,888,386
PetSmart, Inc. Term Loan B 4.25%, due 3/11/22	5,223,750	5,081,732
Pilot Travel Centers LLC 2015 Term Loan B 3.75%, due 10/1/21	2,353,323	2,353,323

		45,455,003

	Principal Amount	Value
Telecommunications 2.6%
Avaya, Inc. Term Loan B6 6.50%, due 3/30/18	$1,482,230	$1,114,760
Crown Castle Operating Company Term Loan B2 3.00%, due 1/31/21	1,853,394	1,836,404
Level 3 Financing, Inc.
2015 Term Loan B2 3.50%, due 5/31/22	1,440,000	1,414,501
New 2019 Term Loan 4.00%, due 8/1/19	3,200,000	3,192,800
2013 Term Loan B 4.00%, due 1/15/20	2,000,000	1,995,000
LTS Buyer LLC 1st Lien Term Loan 4.00%, due 4/13/20	2,925,000	2,845,294
Mitel U.S. Holdings, Inc. 2015 Term Loan 5.50%, due 4/29/22	2,985,000	2,948,932
Syniverse Holdings, Inc. Term Loan 4.00%, due 4/23/19	2,095,226	1,519,039
T-Mobile USA, Inc. Term Loan B 3.50%, due 11/9/22	3,400,000	3,395,750

		20,262,480

Utilities 3.6%
Astoria Energy LLC Term Loan B 5.00%, due 12/24/21	2,569,512	2,518,122
Calpine Corp. Term Loan B5 3.50%, due 5/27/22	4,809,167	4,559,691
Dynegy Holdings, Inc. Term Loan B2 4.00%, due 4/23/20	4,059,849	3,912,679
EIF Channelview Cogeneration LLC Term Loan B 4.25%, due 5/8/20	808,967	687,622
Energy Future Intermediate Holding Co. LLC DIP Term Loan 4.25%, due 6/19/16	5,000,000	4,978,125
Essential Power LLC Term Loan B 4.75%, due 8/8/19	3,162,201	3,109,497
Granite Acquisition, Inc.
Term Loan B 5.00%, due 12/19/21	1,993,661	1,774,358
Term Loan C 5.00%, due 12/19/21	88,607	78,860

M-182	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Utilities (continued)
Granite Acquisition, Inc. (continued)
2nd Lien Term Loan B 8.25%, due 12/19/22	$800,000	$608,000
La Frontera Generation LLC Term Loan 4.50%, due 9/30/20	4,308,087	4,049,602
Rhode Island State Energy Center LP Term Loan B 5.75%, due 11/12/22	1,000,000	990,000
Southeast PowerGen LLC Term Loan B 4.50%, due 12/2/21	921,690	918,234

		28,184,790

Total Floating Rate Loans (Cost $670,471,919)		633,376,527

Foreign Floating Rate Loans 10.3% (c)
Automobile 0.1%
Schaeffler AG USD Term Loan B 4.25%, due 5/15/20	507,692	507,312

Beverage, Food & Tobacco 0.3%
Charger OpCo B.V. USD Term Loan B1 4.25%, due 7/2/22	2,452,432	2,429,440

Broadcasting & Entertainment 0.7%
Numericable Group S.A. USD Term Loan B5 4.563%, due 7/31/22	2,000,000	1,910,416
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.50%, due 6/30/23	3,366,606	3,289,922

		5,200,338

Chemicals, Plastics & Rubber 0.8%
Allnex (Luxembourg) & Cy S.C.A. USD Term Loan B1 4.50%, due 10/3/19	2,011,412	2,003,869
Flint Group GmbH USD Term Loan C 4.50%, due 9/7/21	412,685	401,594
Trinseo Materials Operating S.C.A. Term Loan B 4.25%, due 11/5/21	3,723,794	3,661,420

		6,066,883

	Principal Amount	Value
Containers, Packaging & Glass 0.2%
KP Germany Erste GmbH 1st Lien Term Loan 5.00%, due 4/28/20	$327,695	$324,690
Mauser US Corporate, LLC USD 1st Lien Term Loan 4.50%, due 7/31/21	1,610,613	1,566,321

		1,891,011

Electronics 1.8%
♦Avago Technologies Cayman, Ltd.
USD 2015 Term Loan B TBD, due 11/6/22 (d)	7,200,000	7,105,003
USD Term Loan B 3.75%, due 5/6/21	4,280,084	4,272,059
NXP B.V. 2015 Term Loan B 3.75%, due 12/7/20	3,000,000	2,981,250

		14,358,312

Healthcare, Education & Childcare 1.4%
DPx Holdings B.V. 2014 USD Incremental Term Loan 4.25%, due 3/11/21	1,688,572	1,624,546
Endo Luxembourg Finance Co. I S.A R.L. 2015 Term Loan B 3.75%, due 9/26/22	3,000,000	2,955,000
Mallinckrodt International Finance S.A.
Term Loan B 3.25%, due 3/19/21	982,500	952,207
Incremental Term Loan B1 3.50%, due 3/19/21	1,484,962	1,447,838
Valeant Pharmaceuticals International, Inc.
Series D2 Term Loan B 3.50%, due 2/13/19	500,000	480,535
Series E Term Loan B 3.75%, due 8/5/20	2,274,847	2,179,588
Term Loan B F1 4.00%, due 4/1/22	1,554,655	1,495,708

		11,135,422

Hotels, Motels, Inns & Gaming 0.3%
Amaya Holdings B.V.
USD 1st Lien Term Loan 5.00%, due 8/1/21	2,370,090	2,205,665
USD 2nd Lien Term Loan 8.00%, due 8/1/22	243,750	242,734

		2,448,399

Leisure, Amusement, Motion Pictures & Entertainment 1.8%
Bauer Performance Sports, Ltd. Term Loan B 4.50%, due 4/15/21	1,968,700	1,906,357

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-183

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
Bombardier Recreational Products, Inc. New Term Loan B 3.75%, due 1/30/19	$2,265,438	$2,235,421
Delta 2 (Luxembourg) S.A.R.L.
USD Term Loan B3 4.75%, due 7/30/21	4,766,667	4,599,833
USD 2nd Lien Term Loan 7.75%, due 7/31/22	1,200,000	1,106,250
Travelport Finance (Luxembourg) S.A.R.L. 2014 Term Loan B 5.75%, due 9/2/21	4,462,481	4,360,215

		14,208,076

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.4%
Husky Injection Molding Systems, Ltd.
1st Lien Term Loan 4.25%, due 6/30/21	2,971,756	2,861,245
2nd Lien Term Loan 7.25%, due 6/30/22	509,304	490,841

		3,352,086

Mining, Steel, Iron & Non-Precious Metals 0.2%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 4.25%, due 6/30/19	1,834,691	1,363,787

Oil & Gas 0.3%
Drillships Financing Holding, Inc. Term Loan B1 6.00%, due 3/31/21 (d)	1,458,658	567,661
Expro FinServices S.A.R.L. Term Loan 5.75%, due 9/2/21	1,316,667	878,875
Pacific Drilling S.A. Term Loan B 4.50%, due 6/3/18 (d)	1,516,667	642,055

		2,088,591

Personal, Food & Miscellaneous Services 0.7%
1011778 B.C. Unlimited Liability Co. Term Loan B2 3.75%, due 12/12/21	5,675,090	5,636,074

Telecommunications 1.3%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	4,139,180	3,907,386

	Principal Amount	Value
Telecommunications (continued)
Telesat USD Term Loan B2 3.50%, due 3/28/19	$6,659,923	$6,555,862

		10,463,248

Total Foreign Floating Rate Loans (Cost $85,415,002)		81,148,979

Total Long-Term Bonds (Cost $762,686,797)		721,185,819

	Shares
Common Stock 0.0%‡
Healthcare, Education & Childcare 0.0%‡
Millennium Laboratories, Inc.	14,763	44,289

Total Common Stock (Cost $0)		44,289

Affiliated Investment Company 0.9%
Fixed Income Fund 0.9%
♦MainStay High Yield Corporate Bond Fund Class I	1,354,128	7,176,879

Total Affiliated Investment Company (Cost $7,965,058)		7,176,879

	Principal Amount
Short-Term Investments 8.8%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $1,770,500 (Collateralized by a United States Treasury Note with a rate of 3.125% and a maturity date of 10/31/16, with a Principal Amount of $1,765,000 and a Market Value of $1,809,125)	$1,770,494	1,770,494

Total Repurchase Agreement (Cost $1,770,494)		1,770,494

U.S. Government 8.6%
United States Treasury Bills
0.157%, due 1/14/16 (h)	38,374,000	38,372,882
0.175%, due 1/7/16 (h)	23,387,000	23,386,392

M-184	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments (continued)
U.S. Government (continued)
United States Treasury Bills (continued)
0.132%, due 2/4/16 (h)	$5,816,000	$5,815,283
0.222%, due 1/14/16 (h)	429,000	428,966

Total U.S. Government (Cost $68,003,523)		68,003,523

Total Short-Term Investments (Cost $69,774,017)		69,774,017

Total Investments (Cost $840,425,872) (g)	100.9%	798,181,004
Other Assets, Less Liabilities	(0.9)	(6,820,008)
Net Assets	100.0%	$791,360,996

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2015.
(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2015.

(d)	Illiquid security—As of December 31, 2015, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $24,613,125, which represented 3.1% of the Portfolio’s net assets.

(e)	Issue in default.

(f)	Restricted security.

(g)	As of December 31, 2015, cost was $839,838,113 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$621,392
Gross unrealized depreciation	(42,278,501)

Net unrealized depreciation	$(41,657,109)

(h)	Interest rate shown represents yield to maturity.

The following abbreviation is used in the preceding pages:

TBD—To be determined

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-185

Portfolio of Investments December 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$6,660,313	$—	$6,660,313
Floating Rate Loans (b)	—	597,832,057	35,544,470	633,376,527
Foreign Floating Rate Loans (c)	—	79,145,110	2,003,869	81,148,979

Total Long-Term Bonds	—	683,637,480	37,548,339	721,185,819

Common Stock	44,289	—	—	44,289
Affiliated Investment Company
Fixed Income Fund	7,176,879	—	—	7,176,879
Short-Term Investments
Repurchase Agreement	—	1,770,494	—	1,770,494
U.S. Government	—	68,003,523	—	68,003,523

Total Short-Term Investments	—	69,774,017	—	69,774,017

Total Investments in Securities	$7,221,168	$753,411,497	$37,548,339	$798,181,004

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $35,544,470 are held within the Floating Rate Loans section of the Portfolio of Investments.

(c)	The Level 3 security valued at $2,003,869 is held within Foreign Floating Rate Loans section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2015, securities with a market value of $17,350,028 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2014, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant observable inputs.

As of December 31, 2015, securities with a market value of $50,488,291 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2014, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant unobservable inputs.

M-186	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of December 31, 2015 (b)
Long-Term Bonds
Floating Rate Loans
Automobile	$5,182,412	$6,285	$2,583	$(76,560)	$1,837,514	$(322,377)	$3,392,147	$(4,519,079)	$5,502,925	$(76,560)
Buildings & Real Estate	7,494,664	473	(17,932)	20,734	—	(2,441,166)	—	(5,056,773)	—	—
Chemicals, Plastics & Rubber	2,067,747	(358)	32	4,032	342,887	(10,068)	703,183	(2,067,747)	1,039,708	4,032
Containers, Packaging & Glass	1,595,833	—	—	—	—	—	—	(1,595,833)	—	—
Diversified/Conglomerate Manufacturing	8,320,822	2,348	(63,871)	(153,280)	898,894	(2,082,114)	944,531	(1,023,750)	6,843,580	(421,464)
Diversified/Conglomerate Service	5,967,572	2,786	(148,257)	(365,918)	3,359,157	(2,518,012)	2,535,952	(4,441,572)	4,391,708	(409,016)
Ecological	—	(361)	(749)	(74,514)	2,176,994	(318,251)	—	—	1,783,119	(74,514)
Electronics	3,404,600	2,101	124	(134,292)	2,475,031	(8,800)	—	(3,404,601)	2,334,163	(134,292)
Finance	2,729,375	9,839	—	(44,214)	—	—	—	—	2,695,000	(44,214)
Healthcare, Education & Childcare	4,363,396	789	89	(48,034)	2,818,647	(42,079)	2,698,938	(4,363,397)	5,428,349	(48,034)
Leisure, Amusement, Motion Pictures & Entertainment	2,000,000	—	—	—	—	—	—	(2,000,000)	—	—
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	6,450,715	1,083	11,540	(12,624)	—	(1,093,700)	—	(5,357,014)	—	—
Mining, Steel, Iron & Non-Precious Metals	2,683,125	372	(18,730)	117,911	—	(1,734,377)	2,827,227	(2,683,125)	1,192,403	117,911
Oil & Gas	4,968,920	11,636	(552,269)	90,303	536,709	(1,424,494)	2,494,006	(3,468,920)	2,655,891	(364,892)
Personal & Nondurable Consumer Products (Manufacturing Only)	1,990,000	—	—	—	—	—	—	(1,990,000)	—	—
Personal, Food & Miscellanous Services	1,372,000	92	1,049	19,840	—	(1,392,981)	—	—	—	—
Printing & Publishing	591,000	(74)	(604)	9,658	—	(599,980)	—	—	—	—
Retail Store	2,971,002	143	1,841	5,462	—	(2,978,448)	—	—	—	—
Telecommunications	—								—	—
Utilities	8,132,455	2,314	11,682	(92,651)	1,466,591	(2,524,693)	398,777	(5,716,851)	1,677,624	(100,517)
Foreign Floating Rate Loans
Chemicals, Plastics & Rubber	127,945	(697)	62	7,760	660,881	(19,404)	1,355,267	(127,945)	2,003,869	7,760
Containers, Packaging & Glass	2,945,384	1,433	(65,125)	35,692	—	(1,323,000)	—	(1,594,384)	—	—
Healthcare, Education & Childcare	1,990,000	1,377	18,604	(10,000)	19	(2,000,000)	—	—	—	—
Leisure, Amusement, Motion Pictures & Entertainment	3,598,774	542	(13,929)	95,794	—	(3,681,181)	—	—	—	—
Oil & Gas	1,077,300	—	—	—	—	—	—	(1,077,300)	—	—

Total	$82,025,041	$42,123	$(833,860)	$(604,901)	$16,573,324	$(26,515,125)	$17,350,028	$(50,488,291)	$37,548,339	$(1,543,800)

(a)	Sales include principal reduction.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-187

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $832,460,814)	$791,004,125
Investment in an affiliated investment company, at value (identified cost $7,965,058)	7,176,879
Cash	1,910,400
Receivables:
Investment securities sold	3,882,207
Dividends and interest	3,575,291
Fund shares sold	60,349
Other assets	6,519

Total assets	807,615,770

Liabilities
Payables:
Investment securities purchased	15,246,039
Manager (See Note 3)	403,734
Fund shares redeemed	361,874
NYLIFE Distributors (See Note 3)	120,414
Professional fees	53,503
Shareholder communication	48,344
Custodian	16,765
Trustees	1,003
Accrued expenses	3,098

Total liabilities	16,254,774

Net assets	$791,360,996

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$90,503
Additional paid-in capital	846,619,709

846,710,212
Undistributed net investment income	154,986
Accumulated net realized gain (loss) on investments	(13,259,334)
Net unrealized appreciation (depreciation) on investments	(42,244,868)

Net assets	$791,360,996

Initial Class
Net assets applicable to outstanding shares	$226,082,836

Shares of beneficial interest outstanding	25,870,322

Net asset value per share outstanding	$8.74

Service Class
Net assets applicable to outstanding shares	$565,278,160

Shares of beneficial interest outstanding	64,632,707

Net asset value per share outstanding	$8.75

M-188	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Interest	$35,435,085
Dividend distributions from an affiliated investment company	470,255

Total income	35,905,340

Expenses
Manager (See Note 3)	4,767,423
Distribution and service—Service Class (See Note 3)	1,432,969
Shareholder communication	104,914
Professional fees	104,385
Custodian	50,042
Trustees	15,818
Miscellaneous	53,447

Total expenses	6,528,998

Net investment income (loss)	29,376,342

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(5,418,796)
Net change in unrealized appreciation (depreciation) on investments	(22,640,864)

Net realized and unrealized gain (loss) on investments	(28,059,660)

Net increase (decrease) in net assets resulting from operations	$1,316,682

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-189

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$29,376,342	$30,615,929
Net realized gain (loss) on investments	(5,418,796)	(1,011,356)
Net change in unrealized appreciation (depreciation) on investments	(22,640,864)	(23,632,443)

Net increase (decrease) in net assets resulting from operations	1,316,682	5,972,130

Dividends to shareholders:
From net investment income:
Initial Class	(8,579,087)	(9,031,480)
Service Class	(20,803,960)	(21,677,594)

Total dividends to shareholders	(29,383,047)	(30,709,074)

Capital share transactions:
Net proceeds from sale of shares	139,198,876	170,657,916
Net asset value of shares issued to shareholders in reinvestment of dividends	29,383,047	30,709,074
Cost of shares redeemed	(135,667,369)	(238,915,234)

Increase (decrease) in net assets derived from capital share transactions	32,914,554	(37,548,244)

Net increase (decrease) in net assets	4,848,189	(62,285,188)

Net Assets
Beginning of year	786,512,807	848,797,995

End of year	$791,360,996	$786,512,807

Undistributed net investment income at end of year	$154,986	$210,434

M-190	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.05	$9.33	$9.32	$9.07	$9.26

Net investment income (loss)	0.35	0.36	0.39	0.39	0.40
Net realized and unrealized gain (loss) on investments	(0.31)	(0.28)	0.01	0.25	(0.19)

Total from investment operations	0.04	0.08	0.40	0.64	0.21

Less dividends:
From net investment income	(0.35)	(0.36)	(0.39)	(0.39)	(0.40)

Net asset value at end of year	$8.74	$9.05	$9.33	$9.32	$9.07

Total investment return	0.39%	0.86%	4.46%	7.15%	2.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.88%	3.89%	4.22%	4.25%	4.19%
Net expenses	0.64%	0.64%	0.64%	0.65%	0.65%
Portfolio turnover rate	35%	48%	49%	47%	13%
Net assets at end of year (in 000’s)	$226,083	$205,057	$281,957	$282,716	$161,480

	Service Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.06	$9.34	$9.33	$9.08	$9.26

Net investment income (loss)	0.33	0.34	0.37	0.37	0.36
Net realized and unrealized gain (loss) on investments	(0.31)	(0.28)	0.01	0.25	(0.18)

Total from investment operations	0.02	0.06	0.38	0.62	0.18

Less dividends:
From net investment income	(0.33)	(0.34)	(0.37)	(0.37)	(0.36)

Net asset value at end of year	$8.75	$9.06	$9.34	$9.33	$9.08

Total investment return	0.14%	0.61%	4.20%	6.89%	1.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.63%	3.65%	3.96%	4.00%	3.94%
Net expenses	0.89%	0.89%	0.89%	0.90%	0.90%
Portfolio turnover rate	35%	48%	49%	47%	13%
Net assets at end of year (in 000’s)	$565,278	$581,456	$566,841	$458,609	$397,071

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-191

MainStay VP Government Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	0.53%	2.48%	3.96%	0.55%
Service Class Shares	0.28	2.22	3.70	0.80

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[2]	0.86%	2.77%	4.10%
Morningstar Intermediate Government Category Average[3]	0.49	2.32	3.79

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on total returns with all dividends and capital gain distributions reinvested.

M-192	MainStay VP Government Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,004.40	$2.78	$1,022.40	$2.80

Service Class Shares	$1,000.00	$1,003.10	$4.04	$1,021.20	$4.08

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.55% for Initial Class and 0.80% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-193

Portfolio Composition as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-198 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

4.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

5.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40
6.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

7.	United States Treasury Notes, 1.875%, due 11/30/21

8.	Tennessee Valley Authority, 4.65%, due 6/15/35

9.	United States Treasury Notes, 0.625%, due 10/15/16

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%, due 4/1/45

M-194	MainStay VP Government Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Steven H. Rich of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Government Portfolio perform relative to its primary benchmark and peers for the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Government Portfolio returned 0.53% for Initial Class shares and 0.28% for Service Class shares. Over the same period, both share classes underperformed the 0.86% return of the Barclays U.S. Government Bond Index,1 which is the Portfolio’s broad-based securities-market index. Initial Class shares outperformed—and Service Class shares underperformed—the 0.49% return of the Morningstar Intermediate Government Category Average1 for the 12 months ended December 31, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

Duration,2 yield-curve3 posture, sector weighting and issue selection were four factors that affected the Portfolio’s relative performance during the reporting period.

The Portfolio’s duration was shorter than the duration of the Barclays U.S. Government Bond Index during the reporting period. With a shorter duration, the Portfolio was less sensitive than the benchmark and longer-duration peers to changes in U.S. Treasury yields. Having a shorter-duration posture benefited the Portfolio’s performance relative to the benchmark and longer-duration peers, as yields rose on average across the yield curve during the reporting period, leading securities with longer maturities or durations to underperform.

Agency mortgage pass-through securities were the largest class of securities in the Portfolio. Our commitment to agency mortgage pass-through securities imparted a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. On average, the yield benefits were preserved during the reporting period because the difference in yield between mortgage pass-through securities and comparable-duration U.S. Treasury securities remained relatively stable. Had this yield difference—or spread4—widened, then the change would have offset the return realized from yield. The stability of spreads can be explained by the market’s expectation that a higher target federal funds range would flow through to mortgage rates, dampening refinancing activity and slowing prepayments. Given the Portfolio’s commitment to mortgage-backed securities, the Portfolio’s performance was helped relative to the Barclays U.S. Government Bond Index, which holds no mortgage-backed securities, and relative to peers with less exposure to the sector.

The Portfolio’s mortgage allocation favors mortgage-backed securities issued by Fannie Mae and Freddie Mac. Relative to its peers, the Portfolio may have been underweight Ginnie Mae issues. Because Fannie Mae and Freddie Mac issues outperformed Ginnie Mae issues during the reporting period, the Portfolio would have benefited relative to peers with greater Ginnie Mae commitments. Ginnie Mae securities underperformed during the reporting period because of a surprise 0.5% cut in the annual mortgage-insurance premium for mortgages originated by the Federal Housing Administration (FHA). By lowering the effective rate on new mortgages, the insurance-premium cut opened refinancing opportunities for FHA-eligible borrowers, which in turn made Ginnie Mae securities more likely to be called. In a market where Ginnie Maes were priced above par, faster prepayment speeds diminished total return as principal repayments from borrower refinancing flowed through to the investor at par. While other forces may have come into play, these factors had the most substantial impact on the relative performance of the Portfolio’s mortgage-backed securities.

Low turnover helped the Portfolio relative to its peers by limiting transaction costs. We also preserved yield during the reporting period by avoiding large cash balances.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the first half of 2015, the Portfolio maintained short positions in 5-year and 10-year U.S. Treasury futures to offset the risk of mortgage durations extending if U.S. Treasury yields rose. The cost of this

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-195

derivative position, which was used as a duration hedge, detracted slightly from the Portfolio’s performance during the reporting period.

What was the Portfolio’s duration strategy during the reporting period?

As of December 31, 2015, the Portfolio’s 4.2 year duration was shorter than the duration of the Barclays U.S. Government Bond Index. Under then-current market conditions, we preferred to keep the Portfolio’s duration on the shorter side because we believed doing so would benefit the Portfolio relative to its benchmark and relative to peer Portfolios with longer durations in periods of rising U.S. Treasury yields. In general, U.S. Treasury yields rose during the reporting period.

As the year unfolded, we chose to narrow the distance between the Portfolio’s duration and that of the benchmark by unwinding the Portfolio’s short position in U.S. Treasury futures. The gap between the Portfolio’s duration and that of the Barclays U.S. Government Bond Index also narrowed because of higher U.S. Treasury and mortgage rates. Higher rates had differing effects on the core sectors of the Portfolio (mortgages) and the benchmark (U.S. Treasury securities). As U.S. Treasury yields rose, mortgage durations tended to extend, while U.S. Treasury durations tended to contract.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Most of the Portfolio’s residential mortgage exposure is taken in mortgage pass-through securities rather than collateralized mortgage obligations (CMOs). In our opinion, the compensation demanded by the market for the better predictability of CMO cash-flows could not be justified by mortgage and U.S. Treasury rate volatility, both of which were relatively muted during 2015.

The reporting period could be characterized as a period of transition, in which the principal driver of the housing market migrated from refinancing to purchasing activity as mortgage rates rose and housing turnover strengthened. To moderate the impact of these changes, we emphasized mortgage pass-through securities whose underlying loan pools were less sensitive to mortgage-rate changes. We believe that these “call-protected” pass-through securities can be a source of better value because the loan pools tend to be less responsive to mortgage-rate volatility, thereby stabilizing prepayment speeds and enabling investors to preserve more of the security’s yield. A loan pool made up of smaller-balance loans (for example, a loan pool where no mortgage is larger than $110,000) is one instance of a mortgage-backed security with superior call protection.

Which market sectors were the strongest contributors to the Portfolio’s performance, and which market sectors were particularly weak?

The yield advantage of mortgage-backed securities relative to comparable-duration U.S. Treasury securities contributed positively to the Portfolio’s absolute and relative performance. (Contributions take weightings and total returns into account.) Issue selection—specifically our willingness to underweight Ginnie Mae issues in favor of Fannie Mae/Freddie Mac pass-through securities—was a positive contributor to the Portfolio’s relative performance. Our willingness to favor 30-year loan terms over shorter (15- and 20-year) loan terms, was another aspect of issue selection that contributed positively to relative performance. The flattening of the U.S. Treasury yield-curve enhanced the inherent value of the wider-window cash flows of mortgage pass-through securities backed by 30-year loans.

Relative to peers with exposure to Treasury Inflation-Protected Securities (TIPS), the absence of TIPS in the Portfolio worked to its advantage because TIPS underperformed nominal U.S. Treasury securities in a period when a stronger U.S. dollar and declining commodity prices kept inflation subdued.

The Portfolio was positioned to be less sensitive to changes in U.S. Treasury yields and benefited relative to the benchmark and longer-duration peers from rising yields during the reporting period.

The weakest-performing segments of the Portfolio were modest exposures to corporate bonds and non-mainstream agency debentures. Corporate-bond performance was slowed by the sluggish economic recovery. The performance of the Portfolio’s government-guaranteed debentures issued by Tennessee Valley Authority (TVA) was rattled by a proposal to privatize the public utility.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s sector exposures were stable during 2015, changing by no more than 2% of net assets. The majority of the trading activity during the reporting period involved the reinvestment of principal prepayments flowing from the Portfolio’s mortgage-backed securities. We mostly bought Fannie Mae and

M-196	MainStay VP Government Portfolio

Freddie Mac mortgage pass-through securities backed by pools of 30-year mortgages.

Taking advantage of higher yields midway during the reporting period, we sold most of the Portfolio’s short futures positions in 5- and 10-year U.S. Treasury securities.

We eliminated one of the Portfolio’s corporate bond holdings and reduced another and then rotated the sale proceeds to coupon-bearing U.S. Treasury securities. The swap increased the Portfolio’s U.S. Treasury exposure by 2.0% of assets and decreased the corporate-bond exposure by a similar amount.

We added a fifth securitization of loans issued by the Small Business Administration (SBA) to the Portfolio, raising the Portfolio’s exposure to this space from 1.5% of net assets to 2.6% of net assets. Our purchase program for SBA loan securitizations helped diversify a portion of the Portfolio’s assets away from concentrations in agency residential mortgage-backed securities, while maintaining the Portfolio’s strong presence in government-related securities.

How did the Portfolio’s sector weightings change during the reporting period?

In addition to the purchases and sales already mentioned, the Portfolio’s exposure to commercial mortgage-backed securities fell by 1.6% of net assets because we chose not to reinvest the principal runoff from commercial mortgage-backed securities back into the sector because of concerns about prepayment risk.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the Portfolio held underweight positions relative to the Barclays U.S. Government Bond Index in U.S. Treasury securities and agency debentures. As of the same date, the Portfolio held overweight positions in agency mortgage pass-through securities and slightly overweight positions in asset-backed securities, commercial mortgage-backed securities and corporate bonds. As of December 31, 2015, the Portfolio’s collective non-government exposure was roughly 10% of net assets. The Portfolio ended the reporting period with roughly 3% in cash or cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-197

Portfolio of Investments December 31, 2015

	Principal Amount	Value
Long-Term Bonds 97.6%† Asset-Backed Securities 3.4%
Other ABS 2.6%
Small Business Administration Participation Certificates
Series 2012-20L, Class 1 1.93%, due 12/1/32	$885,605	$859,633
Series 2014-20H, Class 1 2.88%, due 8/1/34	946,696	958,746
Series 2015-20G, Class 1 2.88%, due 7/1/35	2,000,000	2,018,060
Series 2014-20I, Class 1 2.92%, due 9/1/34	957,141	972,579
Series 2014-20C, Class 1 3.21%, due 3/1/34	1,812,966	1,880,551

		6,689,569

Utilities 0.8%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	1,784,637	1,946,672

Total Asset-Backed Securities (Cost $8,490,070)		8,636,241

Corporate Bonds 3.5%
Agriculture 0.5%
Altria Group, Inc. 2.85%, due 8/9/22	1,170,000	1,140,611

Banks 0.4%
Bank of America Corp. 6.875%, due 4/25/18	900,000	992,931

Pipelines 0.4%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	1,200,000	1,140,612

Real Estate Investment Trusts 0.9%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,350,000	2,265,719

Telecommunications 1.3%
Crown Castle Towers LLC 4.883%, due 8/15/40 (a)	3,100,000	3,313,967

Total Corporate Bonds (Cost $9,170,174)		8,853,840

	Principal Amount	Value
Mortgage-Backed Securities 3.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.0%
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	$552,366	$557,798
CD 2007-CD5 Mortgage Trust Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,110,211	1,151,299
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (a)	748,251	749,752
DBUBS Mortgage Trust Series 2011-LC2A, Class A2 3.386%, due 7/10/44 (a)	482,207	483,854
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	530,000	584,751
GS Mortgage Securities Trust Series 2011-GC5, Class A2 2.999%, due 8/10/44	788,337	792,289
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class A3 4.106%, due 7/15/46 (a)	1,500,000	1,556,026
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	124,337	124,755
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	1,426,430	1,445,914

		7,446,438

Residential Mortgages (Collateralized Mortgage Obligations) 0.5%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.321%, due 8/25/36 (c)	340,775	314,930
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.81%, due 2/25/42 (a)(b)(d)(e)	1,063,968	906,504

		1,221,434

Total Mortgage-Backed Securities (Cost $8,945,105)		8,667,872

U.S. Government & Federal Agencies 87.2%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/25/35 (f)	205,181	40,324

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

M-198	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Fannie Mae Strip (Collateralized Mortgage Obligations) (continued)
Series 361, Class 2, IO 6.00%, due 10/25/35 (f)	$42,350	$7,641

		47,965

Federal Home Loan Bank 1.0%
5.00%, due 11/17/17	2,400,000	2,572,889

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 23.6%
2.25%, due 3/1/35 (b)	28,385	29,857
2.50%, due 6/1/35 (b)	190,157	202,391
2.508%, due 2/1/37 (b)	160,455	169,866
♦ 3.00%, due 4/1/45	4,040,111	4,036,732
3.00%, due 5/1/45	2,919,400	2,916,959
3.00%, due 6/1/45	2,742,687	2,740,393
3.00%, due 7/1/45	1,475,401	1,474,168
3.50%, due 10/1/25	517,858	543,757
3.50%, due 11/1/25	3,217,806	3,379,278
3.50%, due 12/1/41	363,679	375,834
3.50%, due 5/1/42	489,995	505,020
3.50%, due 7/1/42	381,310	393,002
3.50%, due 8/1/42	1,231,638	1,276,260
3.50%, due 6/1/43	1,855,599	1,912,127
3.50%, due 8/1/43	1,588,673	1,637,131
3.50%, due 1/1/44	1,568,630	1,616,627
3.50%, due 5/1/44	1,945,125	2,009,684
4.00%, due 3/1/25	1,254,362	1,315,412
4.00%, due 7/1/25	393,055	415,172
4.00%, due 8/1/31	787,597	841,909
4.00%, due 8/1/39	776,807	830,288
4.00%, due 12/1/40	3,528,699	3,744,014
♦ 4.00%, due 2/1/41	6,047,501	6,438,996
♦ 4.00%, due 3/1/41	6,962,908	7,418,070
4.00%, due 1/1/42	3,419,960	3,643,808
4.00%, due 12/1/42	1,256,582	1,338,250
4.00%, due 8/1/44	661,319	705,889
4.50%, due 3/1/41	910,351	998,666
4.50%, due 5/1/41	1,247,165	1,361,970
4.50%, due 8/1/41	1,407,799	1,536,527
5.00%, due 1/1/20	199,892	207,871
5.00%, due 6/1/33	620,624	686,785
5.00%, due 8/1/33	346,455	383,386
5.00%, due 5/1/36	185,917	204,097
5.00%, due 10/1/39	1,018,167	1,135,919
5.50%, due 1/1/21	214,160	229,387
5.50%, due 1/1/33	453,098	503,426
6.50%, due 4/1/37	72,558	82,633

		59,241,561

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) 44.3%
2.052%, due 11/1/34 (b)	$177,490	$185,679
2.232%, due 4/1/34 (b)	219,820	233,958
3.00%, due 10/1/32	1,239,307	1,272,458
3.00%, due 4/1/43	1,832,844	1,836,891
3.50%, due 11/1/20	1,792,649	1,878,082
3.50%, due 10/1/25	1,184,075	1,245,679
♦ 3.50%, due 11/1/25	8,141,586	8,567,937
3.50%, due 9/1/32	3,455,975	3,618,672
3.50%, due 11/1/32	896,152	937,012
3.50%, due 2/1/41	2,058,262	2,128,579
3.50%, due 11/1/41	3,268,139	3,383,955
3.50%, due 12/1/41	1,186,536	1,228,940
3.50%, due 1/1/42	2,876,816	2,987,704
3.50%, due 3/1/42	2,956,259	3,057,478
3.50%, due 5/1/42	1,274,180	1,317,535
3.50%, due 8/1/42	3,116,718	3,220,465
3.50%, due 11/1/42	1,259,796	1,301,846
3.50%, due 12/1/42	1,506,168	1,561,064
3.50%, due 2/1/43	1,627,630	1,686,933
3.50%, due 5/1/43	3,023,813	3,128,905
3.50%, due 6/1/43	880,010	909,348
3.50%, due 3/1/45	1,694,728	1,753,871
3.50%, due 1/1/46 TBA (g)	1,220,000	1,258,702
4.00%, due 9/1/31	1,707,048	1,826,112
4.00%, due 1/1/41	1,071,653	1,144,438
4.00%, due 2/1/41	1,446,080	1,540,549
4.00%, due 3/1/41	2,292,996	2,455,307
4.00%, due 10/1/41	650,964	697,085
4.00%, due 3/1/42	1,999,844	2,128,039
4.00%, due 6/1/42	889,140	946,741
4.00%, due 7/1/42	2,537,242	2,699,321
4.00%, due 8/1/42	1,249,470	1,330,309
4.00%, due 9/1/42	1,128,393	1,197,282
4.50%, due 7/1/18	566,325	585,212
4.50%, due 11/1/18	443,572	458,382
4.50%, due 6/1/23	474,473	502,320
4.50%, due 10/1/33	719,839	783,437
4.50%, due 5/1/39	614,191	673,648
4.50%, due 6/1/39	911,402	999,079
4.50%, due 7/1/39	2,638,913	2,902,415
4.50%, due 8/1/39	3,643,154	3,996,895
4.50%, due 9/1/39	109,874	120,843
4.50%, due 9/1/40	2,972,172	3,269,879
4.50%, due 12/1/40	2,458,252	2,673,251
♦ 4.50%, due 1/1/41	5,344,104	5,879,406
4.50%, due 2/1/41	460,201	505,102
4.50%, due 8/1/41	2,388,807	2,609,810
5.00%, due 11/1/17	211,850	219,357
5.00%, due 9/1/20	23,337	24,163
5.00%, due 11/1/33	1,167,982	1,292,069

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-199

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 7/1/34	$137,591	$152,125
5.00%, due 6/1/35	847,915	937,311
5.00%, due 10/1/35	225,646	248,954
5.00%, due 1/1/36	104,878	115,730
5.00%, due 2/1/36	1,234,726	1,362,322
5.00%, due 5/1/36	1,194,690	1,317,263
5.00%, due 3/1/40	1,596,549	1,787,861
5.00%, due 2/1/41	2,735,796	3,085,476
5.50%, due 11/1/17	135,165	138,539
5.50%, due 6/1/19	251,769	263,957
5.50%, due 11/1/19	305,720	321,415
5.50%, due 4/1/21	435,284	465,131
5.50%, due 6/1/21	33,226	35,688
5.50%, due 6/1/33	1,425,688	1,602,426
5.50%, due 11/1/33	929,260	1,044,309
5.50%, due 12/1/33	953,067	1,073,400
5.50%, due 6/1/34	300,379	338,608
5.50%, due 3/1/35	414,729	466,163
5.50%, due 12/1/35	162,944	182,715
5.50%, due 4/1/36	854,174	957,877
5.50%, due 1/1/37	297,371	339,806
5.50%, due 7/1/37	207,117	236,637
5.50%, due 8/1/37	209,393	235,111
6.00%, due 12/1/16	8,740	8,844
6.00%, due 1/1/33	141,182	159,675
6.00%, due 3/1/33	159,245	181,765
6.00%, due 9/1/34	32,762	37,269
6.00%, due 9/1/35	433,314	492,686
6.00%, due 10/1/35	101,831	116,714
6.00%, due 4/1/36	366,869	415,849
6.00%, due 6/1/36	265,962	300,658
6.00%, due 11/1/36	382,645	436,542
6.00%, due 4/1/37	60,543	66,417
6.50%, due 10/1/31	59,543	68,764
6.50%, due 7/1/32	13,440	15,360
6.50%, due 2/1/37	55,850	66,117
6.50%, due 8/1/47	44,047	48,948

		111,286,576

Government National Mortgage Association (Mortgage Pass-Through Securities) 9.5%
3.00%, due 8/20/45	2,746,976	2,787,962
4.00%, due 7/15/39	590,826	627,161
4.00%, due 9/20/40	2,083,111	2,251,900
4.00%, due 11/20/40	332,923	360,105
4.00%, due 1/15/41	2,314,922	2,458,576
♦ 4.00%, due 10/15/41	5,238,377	5,637,681
♦ 4.50%, due 5/20/40	5,368,420	5,847,831
5.00%, due 4/15/34	850,683	948,312
5.00%, due 2/20/41	602,116	665,281

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 6/15/33	$1,048,509	$1,206,103
5.50%, due 12/15/35	179,687	199,918
6.00%, due 8/15/32	174,274	201,271
6.00%, due 10/15/32	268,851	307,660
6.50%, due 7/15/28	37,522	43,418
6.50%, due 8/15/28	37,706	43,140
6.50%, due 7/15/32	162,136	189,482

		23,775,801

Overseas Private Investment Corporation 1.5%
5.142%, due 12/15/23	3,455,779	3,748,082

Tennessee Valley Authority 3.5%
♦ 4.65%, due 6/15/35	4,395,000	4,922,615
6.25%, due 12/15/17	3,485,000	3,821,031

		8,743,646

United States Treasury Notes 3.8%
♦ 0.625%, due 10/15/16	4,320,000	4,315,948
♦ 1.875%, due 11/30/21	5,400,000	5,377,638

		9,693,586

Total U.S. Government & Federal Agencies (Cost $213,047,675)		219,110,106

Total Long-Term Bonds (Cost $239,653,024)		245,268,059

Short-Term Investment 2.6%
Repurchase Agreement 2.6%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $6,524,252 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 9/30/20, with a Principal Amount of $6,565,000 and a Market Value of $6,655,269)	6,524,230	6,524,230

Total Short-Term Investment (Cost $6,524,230)		6,524,230

Total Investments (Cost $246,177,254) (h)	100.2%	251,792,289
Other Assets, Less Liabilities	(0.2)	(609,191)
Net Assets	100.0%	$251,183,098

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

M-200	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2015.

(c)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2015.

(d)	Illiquid security—As of December 31, 2015, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $906,504, which represented 0.4% of the Portfolio’s net assets.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, the total market value of this security was $906,504, which represented 0.4% of the Portfolio’s net assets.

(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2015, the total market value of these securities was $1,258,702, which represented 0.5% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(h)	As of December 31, 2015, cost was $246,177,254 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$7,341,641
Gross unrealized depreciation	(1,726,606)

Net unrealized appreciation	$5,615,035

As of December 31, 2015, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	69	March 2016	$8,164,102	$(19,019)
10-Year United States Treasury Note	(11)	March 2016	(1,384,969)	1,609
			$6,779,133	$(17,410)

1.	As of December 31, 2015, cash in the amount of $51,870 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2015.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$8,636,241	$—	$8,636,241
Corporate Bonds	—	8,853,840	—	8,853,840
Mortgage-Backed Securities (b)	—	7,761,368	906,504	8,667,872
U.S. Government & Federal Agencies	—	219,110,106	—	219,110,106

Total Long-Term Bonds	—	244,361,555	906,504	245,268,059

Short-Term Investment
Repurchase Agreement	—	6,524,230	—	6,524,230

Total Investments in Securities	—	250,885,785	906,504	251,792,289

Other Financial Instruments
Futures Contracts Short (c)	1,609	—	—	1,609

Total Investments in Securities and Other Financial Instruments	$1,609	$250,885,785	$906,504	$251,793,898

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-201

Portfolio of Investments December 31, 2015 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (c)	$(19,019)	$—	$—	$(19,019)

Total Other Financial Instruments	$(19,019)	$—	$—	$(19,019)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $906,504 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2015 (a)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$873,910	$1,092	$970	$56,994	$—	$(26,462	)(b)	$—	$—	$906,504	$52,710

Total	$873,910	$1,092	$970	$56,994	$—	$(26,462)		$—	$—	$906,504	$52,710

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

M-202	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $246,177,254)	$251,792,289
Cash collateral on deposit at broker	51,870
Receivables:
Interest	865,090
Fund shares sold	23,671
Variation margin on futures contracts	6,429
Investment securities sold	1,331

Total assets	252,740,680

Liabilities
Payables:
Investment securities purchased	1,257,553
Manager (See Note 3)	107,120
Fund shares redeemed	99,482
NYLIFE Distributors (See Note 3)	37,960
Professional fees	32,464
Shareholder communication	15,539
Custodian	6,162
Trustees	317
Accrued expenses	985

Total liabilities	1,557,582

Net assets	$251,183,098

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,982
Additional paid-in capital	241,997,567

242,020,549
Undistributed net investment income	6,106,863
Accumulated net realized gain (loss) on investments and futures transactions	(2,541,939)
Net unrealized appreciation (depreciation) on investments and futures contracts	5,597,625

Net assets	$251,183,098

Initial Class
Net assets applicable to outstanding shares	$72,924,013

Shares of beneficial interest outstanding	6,634,696

Net asset value per share outstanding	$10.99

Service Class
Net assets applicable to outstanding shares	$178,259,085

Shares of beneficial interest outstanding	16,347,790

Net asset value per share outstanding	$10.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-203

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Interest	$7,975,093

Expenses
Manager (See Note 3)	1,289,972
Distribution and service—Service Class (See Note 3)	449,276
Professional fees	53,271
Shareholder communication	33,720
Custodian	26,113
Trustees	5,148
Miscellaneous	10,712

Total expenses	1,868,212

Net investment income (loss)	6,106,881

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	169,720
Futures transactions	(1,004,757)

Net realized gain (loss) on investments and futures transactions	(835,037)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,463,424)
Futures contracts	173,469

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,289,955)

Net realized and unrealized gain (loss) on investments and futures transactions	(5,124,992)

Net increase (decrease) in net assets resulting from operations	$981,889

M-204	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,106,881	$6,880,831
Net realized gain (loss) on investments and futures transactions	(835,037)	(943,755)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,289,955)	6,015,820

Net increase (decrease) in net assets resulting from operations	981,889	11,952,896

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(2,145,853)	(2,593,827)
Service Class	(4,734,960)	(5,203,382)

	(6,880,813)	(7,797,209)

From net realized gain on investments:
Initial Class	—	(273,655)
Service Class	—	(608,444)

	—	(882,099)

Total dividends and distributions to shareholders	(6,880,813)	(8,679,308)

Capital share transactions:
Net proceeds from sale of shares	31,341,025	31,601,302
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,880,813	8,679,308
Cost of shares redeemed	(49,555,001)	(59,456,663)

Increase (decrease) in net assets derived from capital share transactions	(11,333,163)	(19,176,053)

Net increase (decrease) in net assets	(17,232,087)	(15,902,465)

Net Assets
Beginning of year	268,415,185	284,317,650

End of year	$251,183,098	$268,415,185

Undistributed net investment income at end of year	$6,106,863	$6,880,795

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-205

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.25	$11.13	$11.84	$11.74	$11.55

Net investment income (loss) (a)	0.29	0.31	0.30	0.33	0.36
Net realized and unrealized gain (loss) on investments	(0.23)	0.21	(0.60)	0.13	0.32

Total from investment operations	0.06	0.52	(0.30)	0.46	0.68

Less dividends and distributions:
From net investment income	(0.32)	(0.36)	(0.39)	(0.36)	(0.39)
From net realized gain on investments	—	(0.04)	(0.02)	—	(0.10)

Total dividends and distributions	(0.32)	(0.40)	(0.41)	(0.36)	(0.49)

Net asset value at end of year	$10.99	$11.25	$11.13	$11.84	$11.74

Total investment return	0.53%	4.61%	(2.46%)	3.96%	5.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.54%	2.70%	2.56%	2.78%	3.04%
Net expenses	0.55%	0.55%	0.54%	0.54%	0.55%
Portfolio turnover rate (b)	12%	7%	25%	40%	58%
Net assets at end of year (in 000’s)	$72,924	$83,172	$89,165	$117,126	$133,395

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 11%, 8%, 20% and 37% for years ended December 31, 2015, 2013, 2012 and 2011, respectively.

	Service Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.16	$11.04	$11.74	$11.65	$11.46

Net investment income (loss) (a)	0.26	0.27	0.26	0.30	0.33
Net realized and unrealized gain (loss) on investments	(0.23)	0.21	(0.58)	0.13	0.33

Total from investment operations	0.03	0.48	(0.32)	0.43	0.66

Less dividends and distributions:
From net investment income	(0.29)	(0.32)	(0.36)	(0.34)	(0.37)
From net realized gain on investments	—	(0.04)	(0.02)	—	(0.10)

Total dividends and distributions	(0.29)	(0.36)	(0.38)	(0.34)	(0.47)

Net asset value at end of year	$10.90	$11.16	$11.04	$11.74	$11.65

Total investment return	0.28%	4.35%	(2.70%)	3.70%	5.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.29%	2.45%	2.31%	2.53%	2.79%
Net expenses	0.80%	0.80%	0.79%	0.79%	0.80%
Portfolio turnover rate (b)	12%	7%	25%	40%	58%
Net assets at end of year (in 000’s)	$178,259	$185,243	$195,153	$256,382	$234,768

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 11%, 8%, 20% and 37% for years ended December 31, 2015, 2013, 2012 and 2011, respectively.

M-206	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	–3.13%	8.37%	5.55%	1.19%
Service Class Shares	–3.37	8.10	5.28	1.44

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	1.38%	12.57%	7.21%
MSCI EAFE® Index[3]	–0.81	3.60	2.66
Growth Allocation Composite Index[3]	0.87	10.55	6.24
Average Lipper Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio[4]	–2.16	7.29	5.70

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio is representative of portfolios that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-207

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$941.60	$0.15	$1,025.10	$0.15

Service Class Shares	$1,000.00	$940.40	$1.37	$1,023.80	$1.43

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-208	MainStay VP Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-212 for specific holdings within these categories.

M-209

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Growth Allocation Portfolio returned –3.13% for Initial Class shares and –3.37% for Service Class shares. Over the same period, both share classes underperformed the 1.38% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark and is a broad-based securities-market index. Both share classes underperformed the –0.81% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 0.87% return of the Growth Allocation Composite Index2 for the 12 months ended December 31, 2015. The Growth Allocation Composite Index is an additional benchmark of the Portfolio. Over the same period, both share classes underperformed the –2.16% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including domestic and international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s allocations to Underlying Portfolios/Funds that invest in international, emerging-market, smaller-capitalization or energy-related stocks—accounted for much of the Portfolio’s underperformance of its primary benchmark during the reporting period. Overall, international and emerging-market stocks, smaller-capitalization stocks and energy-related stocks tended to underperform U.S. large-cap stocks in 2015. The Portfolio’s underperformance of the MSCI EAFE® Index resulted primarily from exposure to emerging-market equities and energy-related companies, which tended to underperform international stocks in general.

The Growth Allocation Composite Index may better reflect the Portfolio’s makeup. The Portfolio’s underperformance relative to this additional benchmark reflected the performance of the Underlying Portfolios/Funds. During the reporting period, the performance of individual Underlying Portfolios/Funds was mixed, but detracted from relative performance in the aggregate. Among the Underlying Portfolios/Funds that hurt relative performance were MainStay VP Cushing Renaissance Advantage Portfolio, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. Underlying Portfolios/Funds that helped the Portfolio’s relative performance during the reporting period were MainStay U.S. Equity Opportunities Fund, MainStay ICAP Equity Fund and MainStay VP Large Cap Growth Portfolio.

Returns associated with the management of the Portfolio’s asset allocation policy were negative during 2015. A Portfolio bias toward small-cap stocks and significant allocations to emerging-market equities weighed heavily on relative performance.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information in the management of the Portfolio, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also considered attributes of the individual holdings within the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we sought to invest in Underlying Portfolios/Funds that we believed occupied attractively valued segments of the market, invested in fairly priced securities and were steered by individuals who had consistently demonstrated capable management in the past.

During the reporting period, we restrained active positioning in the Portfolio. Equity valuations have risen significantly in recent years and no longer appear, in our view, to offer much of a bargain. We believed that a strong dollar and a likely rise in wage pressures could diminish profit margins. These forces also could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities

1.	”New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

M-210	MainStay VP Growth Allocation Portfolio

appeared attractively positioned during the reporting period.

Weak performance in the Portfolio stemmed largely from leaning toward small-cap stocks and emerging-market equities. Our rationale for emphasizing small-cap stocks was our belief that large-cap multinational companies could be vulnerable to weak consumption abroad and could suffer from a strong U.S. dollar. The performance of these stocks during the reporting period, however, implied otherwise. Regarding emerging-market equities, we believed that valuations looked attractive in light of historical standards and that emerging markets could benefit if global growth stabilized and then reaccelerated.

How did the Portfolio’s allocations change over the course of the reporting period?

During the reporting period, significant changes were increases in the Portfolio’s allocations to MainStay U.S. Small Cap Fund and MainStay VP Mid Cap Core Portfolio, both driven by our desire to own stock in companies with significant exposure to domestic spending. Funding for those investments came from a variety of large-cap Underlying Portfolios/Funds including MainStay ICAP Equity Fund and MainStay VP T. Rowe Price Equity Income Portfolio.

In the wake of turbulence in crude oil pricing, we shifted exposure from the upstream to the midstream sector of the master limited partnership (MLP) market by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier

Fund. The Portfolio also eliminated its position in MainStay VP Marketfield Portfolio.

Which Underlying Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

The highest total returns came from MainStay VP Large Cap Growth Portfolio and MainStay VP International Equity Portfolio. At the other end of the spectrum, energy-related Underlying Portfolios/Funds—including MainStay Cushing Royalty Energy Income Fund, MainStay Cushing MLP Premier Fund and MainStay VP Cushing Renaissance Advantage Portfolio—had by far the lowest total returns, followed at some distance by MainStay VP Emerging Markets Equity Portfolio.

Which Underlying Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Portfolios/Funds were the greatest detractors?

As a result of position size and strong performance, the most significant contributions to the Portfolio’s performance came from MainStay U.S. Equity Opportunities Fund and MainStay VP Large Cap Growth Portfolio. (Contributions take weightings and total returns into account.) The Underlying Portfolios/Funds that detracted the most from the Portfolio’s performance were MainStay VP Cushing Renaissance Advantage Portfolio and MainStay VP Emerging Markets Equity Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-211

Portfolio of Investments December 31, 2015

	Shares	Value
Affiliated Investment Companies 100.0%†
Equity Funds 100.0%
MainStay Cushing MLP Premier Fund Class I	366,965	$4,935,678
MainStay Emerging Markets Opportunities Fund Class I (a)	864,200	6,619,770
MainStay Epoch Global Choice Fund Class I (a)	1,222,894	22,061,001
MainStay Epoch U.S. All Cap Fund Class I (a)	2,264,018	56,804,204
MainStay ICAP Equity Fund Class I	841,283	35,249,766
MainStay ICAP International Fund Class I	1,987,420	61,212,527
MainStay International Opportunities Fund Class I (a)	6,702,827	55,432,379
MainStay MAP Fund Class I (a)	1,614,822	58,214,351
MainStay U.S. Equity Opportunities Fund Class I (a)	6,988,450	60,240,442
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	2,480,766	18,827,786
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	3,278,259	37,804,208
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	4,747,664	32,412,442
MainStay VP International Equity Portfolio Initial Class (a)	1,538,112	21,597,448
MainStay VP Large Cap Growth Portfolio Initial Class (a)	3,477,894	72,430,331
MainStay VP Mid Cap Core Portfolio Initial Class (a)	4,190,756	54,482,533
MainStay VP S&P 500 Index Portfolio Initial Class	476,230	19,665,873
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	5,787,124	69,287,503
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	4,240,204	48,904,018

Total Equity Funds (Cost $805,893,390)		736,182,260

Total Affiliated Investment Companies (Cost $805,893,390)		736,182,260

	Principal Amount	Value
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $1,007,572 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 6/30/20, with a Principal Amount of $1,030,000 and a Market Value of $1,026,138)	$1,007,570	$1,007,570

Total Short-Term Investment (Cost $1,007,570)		1,007,570

Total Investments (Cost $806,900,960) (b)	100.1%	737,189,830
Other Assets, Less Liabilities	(0.1)	(919,159)
Net Assets	100.0%	$736,270,671

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	As of December 31, 2015, cost was $811,275,741 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$815,704
Gross unrealized depreciation	(74,901,615)

Net unrealized depreciation	$(74,085,911)

M-212	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$736,182,260	$—	$—	$736,182,260
Short-Term Investment
Repurchase Agreement	—	1,007,570	—	1,007,570

Total Investments in Securities	$736,182,260	$1,007,570	$—	$737,189,830

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-213

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in affiliated investment companies, at value (identified cost $805,893,390)	$736,182,260
Repurchase agreement, at value (identified cost $1,007,570)	1,007,570
Receivables:
Fund shares sold	562,635

Total assets	737,752,465

Liabilities
Due to custodian	546,343
Payables:
Investment securities purchased	544,574
Fund shares redeemed	173,986
NYLIFE Distributors (See Note 3)	144,570
Shareholder communication	44,645
Professional fees	21,642
Custodian	2,600
Trustees	926
Accrued expenses	2,508

Total liabilities	1,481,794

Net assets	$736,270,671

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$69,736
Additional paid-in capital	781,378,723

781,448,459
Undistributed net investment income	11,264,842
Accumulated net realized gain (loss) on investments	13,268,500
Net unrealized appreciation (depreciation) on investments	(69,711,130)

Net assets	$736,270,671

Initial Class
Net assets applicable to outstanding shares	$51,446,951

Shares of beneficial interest outstanding	4,839,421

Net asset value per share outstanding	$10.63

Service Class
Net assets applicable to outstanding shares	$684,823,720

Shares of beneficial interest outstanding	64,896,108

Net asset value per share outstanding	$10.55

M-214	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,248,827
Interest	11

Total income	6,248,838

Expenses
Distribution and service—Service Class (See Note 3)	1,570,806
Shareholder communication	96,170
Professional fees	49,847
Custodian	14,962
Trustees	13,219
Miscellaneous	17,017

Total expenses	1,762,021

Net investment income (loss)	4,486,817

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	8,714,097
Realized capital gain distributions from affiliated investment companies	51,840,276

Net realized gain (loss) on investments and investments from affiliated investment companies	60,554,373

Net change in unrealized appreciation (depreciation) on investments	(90,786,897)

Net realized and unrealized gain (loss) on investments	(30,232,524)

Net increase (decrease) in net assets resulting from operations	$(25,745,707)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-215

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,486,817	$5,128,731
Net realized gain (loss) on investments and investments from affiliated investment companies	60,554,373	60,110,021
Net change in unrealized appreciation (depreciation) on investments	(90,786,897)	(41,563,150)

Net increase (decrease) in net assets resulting from operations	(25,745,707)	23,675,602

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(950,321)	(614,014)
Service Class	(11,291,036)	(5,569,977)

	(12,241,357)	(6,183,991)

From net realized gain on investments:
Initial Class	(3,760,559)	(2,918,709)
Service Class	(48,959,479)	(29,756,073)

	(52,720,038)	(32,674,782)

Total dividends and distributions to shareholders	(64,961,395)	(38,858,773)

Capital share transactions:
Net proceeds from sale of shares	231,176,504	218,374,125
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	64,961,395	38,858,773
Cost of shares redeemed	(67,820,875)	(38,120,169)

Increase (decrease) in net assets derived from capital share transactions	228,317,024	219,112,729

Net increase (decrease) in net assets	137,609,922	203,929,558

Net Assets
Beginning of year	598,660,749	394,731,191

End of year	$736,270,671	$598,660,749

Undistributed net investment income at end of year	$11,264,842	$12,241,353

M-216	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$12.12	$12.51	$10.11	$9.47	$9.83

Net investment income (loss)	0.10 (a)	0.18 (a)	0.10	0.10	0.10
Net realized and unrealized gain (loss) on investments	(0.49)	0.40	2.97	1.35	(0.37)

Total from investment operations	(0.39)	0.58	3.07	1.45	(0.27)

Less dividends and distributions:
From net investment income	(0.22)	(0.17)	(0.12)	(0.11)	(0.09)
From net realized gain on investments	(0.88)	(0.80)	(0.55)	(0.70)	—

Total dividends and distributions	(1.10)	(0.97)	(0.67)	(0.81)	(0.09)

Net asset value at end of year	$10.63	$12.12	$12.51	$10.11	$9.47

Total investment return	(3.13%)	4.88%	30.85%	15.47%	(2.65%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85%	1.43%	0.98%	0.92%	0.99%
Net expenses (b)	0.03%	0.03%	0.04%	0.04%	0.05%
Portfolio turnover rate	29%	27%	41%	42%	54%
Net assets at end of year (in 000’s)	$51,447	$48,088	$43,169	$31,447	$27,003

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$12.05	$12.45	$10.08	$9.44	$9.80

Net investment income (loss)	0.08 (a)	0.13 (a)	0.06	0.06	0.08
Net realized and unrealized gain (loss) on investments	(0.50)	0.42	2.95	1.36	(0.37)

Total from investment operations	(0.42)	0.55	3.01	1.42	(0.29)

Less dividends and distributions:
From net investment income	(0.20)	(0.15)	(0.09)	(0.08)	(0.07)
From net realized gain on investments	(0.88)	(0.80)	(0.55)	(0.70)	—

Total dividends and distributions	(1.08)	(0.95)	(0.64)	(0.78)	(0.07)

Net asset value at end of year	$10.55	$12.05	$12.45	$10.08	$9.44

Total investment return	(3.37%)	4.62%	30.53%	15.18%	(2.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65%	1.03%	0.76%	0.65%	0.78%
Net expenses (b)	0.28%	0.28%	0.29%	0.29%	0.30%
Portfolio turnover rate	29%	27%	41%	42%	54%
Net assets at end of year (in 000’s)	$684,824	$550,573	$351,563	$228,393	$210,986

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-217

MainStay VP High Yield Corporate Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	–1.57%	5.18%	6.07%	0.59%
Service Class Shares	–1.82	4.92	5.80	0.84

Benchmark Performance	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[2]	–4.93%	4.73%	6.55%
Average Lipper Variable Products High Yield Portfolio[3]	–3.29	4.32	5.68

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products High Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-218	MainStay VP High Yield Corporate Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$950.20	$2.85	$1,022.30	$2.96

Service Class Shares	$1,000.00	$949.00	$4.08	$1,021.00	$4.23

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-219

Portfolio Composition as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-223 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 6.00%–6.731%, due 4/28/19–1/15/26

2.	HCA, Inc., 4.25%–8.36%, due 10/1/18–2/15/26

3.	Schaeffler Holding Finance B.V., 6.25%–6.875%, due 8/15/18–11/15/22

4.	Valeant Pharmaceuticals International, Inc., 5.875%–7.50%, due 8/15/18–4/15/25

5.	Exide Technologies, Inc.
6.	Crown Castle International Corp., 5.25%, due 1/15/23

7.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%–5.875%, due 9/30/22–5/1/27

8.	Schaeffler Finance B.V., 4.25%–4.75%, due 5/15/21–5/15/23

9.	Nielsen Finance LLC / Nielsen Finance Co., 4.50%–5.00%, due 10/1/20–4/15/22

10.	Equinix, Inc., 5.375%–5.875%, due 1/1/22–1/15/26

M-220	MainStay VP High Yield Corporate Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP High Yield Corporate Bond Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP High Yield Corporate Bond Portfolio returned –1.57% for Initial Class shares and –1.82% for Service Class shares. Over the same period, both share classes outperformed the –4.93% return of the Credit Suisse High Yield Index,1 which is the Portfolio’s benchmark and a broad-based securities-market index. Both share classes outperformed the –3.29% return of the Average Lipper1 Variable Products High Yield Portfolio for the 12 months ended December 31, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is managed in a bottom-up investment style that focuses on individual credit selection. Positioning and credit selection in the energy and metals/minerals sectors, which experienced increased volatility during the reporting period, were the main contributors to the Portfolio’s relative performance during the reporting period. (Contributions take weightings and total returns into account.) The Portfolio held an underweight position in weaker energy companies before the sharp price declines in high-yield energy bonds. This positioning contributed positively to relative performance. Within the metals/minerals sector, a focus on aluminum and gold mining companies and the Portfolio’s underweight positions in coal and iron ore credits added to relative performance. Security selection in the cable/wireless video sector helped relative and absolute returns.

During the reporting period, the Portfolio remained conservatively positioned because we found more attractive relative valuations (as measured by spreads)2 in the higher-quality portion of the market. We also believed that credit profiles in this portion of the market were more resilient. The Portfolio’s overweight position in the higher-quality segment of the market contributed to relative performance during the period, as BB-rated credits outperformed CCC-rated credits.3

What was the Portfolio’s duration4 strategy during the reporting period?

The Portfolio is not managed to a duration strategy, and the duration positioning is the result of our bottom-up investment process. Duration had a neutral effect on performance relative to the Credit Suisse High Yield Index during the reporting period. As of December 31, 2015, the modified duration to worst5 of the Portfolio was 3.74 years, which was shorter than the 4.14-year duration of the Credit Suisse High Yield Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

In late 2014, energy prices and the price of high-yield bonds in the energy sector fell sharply. Press reports highlighting the possibility of heavy defaults (as well as the size and growth of the high-yield energy sector) had a negative impact on investor sentiment. The Portfolio invested in select energy—exploration & production credits at what we believed to be attractive risk-adjusted yields with margins of safety. The Portfolio trimmed these positions when the energy sector rebounded somewhat in the beginning of 2015 as oil prices began to recover. We also noted equity issuance and merger and acquisition activity among many high-yield energy companies. Iron ore, coal and other commodity bonds were also under pressure

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

M-221

during the reporting period because of growing concern about reduced Chinese demand and an increased supply of commodities from China. The Portfolio remained underweight in those market segments and focused instead on aluminum and gold mining companies.

Volatility resurfaced in the summer months, as falling commodity prices, concerns over growth in China and bearish calls for high-yield bonds in the financial media led to poor performance in the third quarter of 2015. Toward the end of the reporting period, the Portfolio found opportunities to increase its yield by selectively adding to high-yield positions.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, credit selection and an underweight position in the energy sector contributed positively to relative performance. Credit selection in the metals/minerals industry also added to performance relative to the Credit Suisse High Yield Index. Positive credit selection helped performance in the cable/wireless video sector. Detracting from performance was credit selection and an underweight position in the food/tobacco segment and an underweight position in gaming/leisure credits.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio added bonds of discount retailer Dollar Tree. The bonds were issued in conjunction with the company’s acquisition of Family Dollar. We expected the acquisition to create savings through synergies. Lower-producing stores were to be divested, and management appeared intent on returning the company to an investment-grade rating.

We bought bonds in Internet television network Netflix on a new-issue basis as the company was raising money to build out content. Netflix appeared to be a highly strategic asset with over 60 million subscribers and plans to grow to more than 100 million over the next three years. Given its existing subscriber base, Netflix enjoyed a scale advantage that would be very difficult to replicate.

We also bought new-issue bonds in chemicals manufacturer Olin to fund the company’s acquisition of Dow Chemicals’ U.S. chlor-alkali and epoxy business. The bonds came to market at a significant discount to existing Olin bonds and to the broader chemicals sector.

The bonds of Mueller Water products were called (redeemed by the issuer prior to maturity) and refinanced with loans that we added to the Portfolio. We sold the bonds in wireless communications company Sprint Capital because we felt that they offered insufficient yield to compensate for the company’s increased risk profile.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, there were no material changes to the Portfolio’s industry weights, and the Portfolio’s risk position remained consistent. There was a small increase in the Portfolio’s exposure to metals/minerals, health care and information technology because of attractive valuations and yields. We reduced the Portfolio’s exposure to the energy sector but continued to focus on exploration & production companies that we found attractive. We also reduced the Portfolio’s overweight position in the transportation sector.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the Portfolio held overweight positions relative to the Credit Suisse High Yield Index in transportation, services and housing. As of the same date, the Portfolio remained underweight relative to the benchmark in the energy, utility and information technology sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-222	MainStay VP High Yield Corporate Bond Portfolio

Portfolio of Investments December 31, 2015

	Principal Amount	Value
Long-Term Bonds 94.3%† Convertible Bonds 1.4%
Auto Parts & Equipment 0.6%
♦Exide Technologies, Inc. 7.00%, due 4/30/25 (a)(b)(c)(d)	$23,086,198	$16,622,063

Electric 0.1%
Upstate New York Power Producers, Inc. 20.00%, due 6/15/17 (a)(b)(c)(d)(e)	1,215,562	1,215,562

Mining 0.5%
Detour Gold Corp. 5.50%, due 11/30/17	14,242,000	13,832,542

Oil & Gas 0.2%
Stone Energy Corp. 1.75%, due 3/1/17	7,480,000	5,563,250

Total Convertible Bonds (Cost $41,656,370)		37,233,417

Corporate Bonds 92.2%
Advertising 0.5%
Lamar Media Corp.
5.375%, due 1/15/24	5,447,000	5,610,410
5.875%, due 2/1/22	1,525,000	1,601,250
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.25%, due 2/15/22	3,495,000	3,573,638
5.625%, due 2/15/24	2,880,000	2,959,200

		13,744,498

Aerospace & Defense 2.0%
Aerojet Rocketdyne Holdings, Inc. 7.125%, due 3/15/21	13,225,000	13,754,000
KLX, Inc. 5.875%, due 12/1/22 (d)	7,755,000	7,367,250
Kratos Defense & Security Solutions, Inc. 7.00%, due 5/15/19	5,844,000	3,981,225
Orbital ATK, Inc.
5.25%, due 10/1/21	4,270,000	4,291,350
5.50%, due 10/1/23 (d)	2,775,000	2,816,625
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	8,025,000	8,190,475
TransDigm, Inc.
5.50%, due 10/15/20	5,780,000	5,592,150
6.00%, due 7/15/22	3,610,000	3,528,775

	Principal Amount	Value
Aerospace & Defense (continued)
TransDigm, Inc. (continued)
6.50%, due 7/15/24	$2,000,000	$1,989,000
6.50%, due 5/15/25 (d)	2,280,000	2,208,750

		53,719,600

Apparel 0.4%
William Carter Co. (The) 5.25%, due 8/15/21	5,380,000	5,527,950
Wolverine World Wide, Inc. 6.125%, due 10/15/20	4,800,000	4,992,000

		10,519,950

Auto Manufacturers 1.1%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (d)	9,875,000	10,023,125
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	9,548,364
General Motors Financial Co., Inc.
4.75%, due 8/15/17	3,880,000	4,021,391
6.75%, due 6/1/18	6,125,000	6,637,497

		30,230,377

Auto Parts & Equipment 3.9%
♦Exide Technologies, Inc. 11.00%, due 4/30/20 (a)(b)(c)(d)	20,430,745	17,366,133
♦Exide Technologies, Inc. (Escrow Claim Shares) 8.625%, due 2/1/18 (b)(c)(d)(e)	20,190,000	20,190
Goodyear Tire & Rubber Co. (The) 5.125%, due 11/15/23	2,780,000	2,849,500
International Automotive Components Group S.A. 9.125%, due 6/1/18 (d)	4,775,000	4,082,625
Meritor, Inc. 6.25%, due 2/15/24	2,600,000	2,223,000
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (d)	2,840,000	2,896,800
♦Schaeffler Finance B.V.
4.25%, due 5/15/21 (d)	6,335,000	6,287,487
4.75%, due 5/15/21 (d)	15,280,000	15,356,400
4.75%, due 5/15/23 (d)	7,045,000	6,904,100
♦Schaeffler Holding Finance B.V.
6.25%, due 11/15/19 (a)(d)	5,380,000	5,622,100
6.75%, due 11/15/22 (a)(d)	13,540,000	14,555,500
6.875%, due 8/15/18 (a)(d)	16,495,000	16,989,850
Tenneco, Inc. 6.875%, due 12/15/20	1,870,000	1,935,450
Titan International, Inc. 6.875%, due 10/1/20	1,480,000	1,102,600

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-223

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
ZF North America Capital, Inc.
4.50%, due 4/29/22 (d)	$1,355,000	$1,324,513
4.75%, due 4/29/25 (d)	5,980,000	5,695,950

		105,212,198

Banks 0.3%
Provident Funding Associates, L.P. / PFG Finance Corp. 6.75%, due 6/15/21 (d)	6,965,000	6,738,638

Beverages 0.0%‡
Constellation Brands, Inc. 4.75%, due 12/1/25	1,000,000	1,018,750

Biotechnology 0.2%
AMAG Pharmaceuticals, Inc. 7.875%, due 9/1/23 (d)	4,810,000	4,232,800

Building Materials 1.5%
Boise Cascade Co. 6.375%, due 11/1/20	8,070,000	8,312,100
Gibraltar Industries, Inc. 6.25%, due 2/1/21	5,525,000	5,621,687
Griffon Corp. 5.25%, due 3/1/22	1,000,000	953,750
Headwaters, Inc. 7.25%, due 1/15/19	8,284,000	8,470,390
Masonite International Corp. 5.625%, due 3/15/23 (d)	1,500,000	1,548,750
Summit Materials LLC / Summit Materials Finance Corp.
6.125%, due 7/15/23	4,870,000	4,796,950
6.125%, due 7/15/23 (d)	5,585,000	5,501,225
USG Corp.
6.30%, due 11/15/16	3,460,000	3,574,526
7.875%, due 3/30/20 (d)	530,000	555,175
Vulcan Materials Co. 7.50%, due 6/15/21	480,000	559,200

		39,893,753

Chemicals 1.7%
A. Schulman, Inc. 6.875%, due 6/1/23 (d)	1,785,000	1,709,137
Axiall Corp. 4.875%, due 5/15/23	3,100,000	2,790,000
Blue Cube Spinco, Inc.
9.75%, due 10/15/23 (d)	12,200,000	13,160,750
10.00%, due 10/15/25 (d)	5,495,000	6,044,500
Eagle Spinco, Inc. 4.625%, due 2/15/21	1,000,000	920,000

	Principal Amount	Value
Chemicals (continued)
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	$6,135,000	$6,165,675
Olin Corp. 5.50%, due 8/15/22	3,261,000	3,097,950
PolyOne Corp. 5.25%, due 3/15/23	10,630,000	10,364,250

		44,252,262

Coal 0.5%
Arch Coal, Inc. 8.00%, due 1/15/19 (d)(f)	7,225,000	252,875
CONSOL Energy, Inc.
5.875%, due 4/15/22	14,960,000	9,275,200
8.00%, due 4/1/23 (d)	5,435,000	3,614,275
Peabody Energy Corp.
6.00%, due 11/15/18	3,075,000	568,875
6.25%, due 11/15/21	2,568,000	353,100
6.50%, due 9/15/20	1,340,000	184,250
10.00%, due 3/15/22 (d)	538,000	102,220

		14,350,795

Commercial Services 2.9%
Ashtead Capital, Inc.
5.625%, due 10/1/24 (d)	2,155,000	2,181,938
6.50%, due 7/15/22 (d)	10,661,000	11,114,092
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	7,790,000	7,809,475
Cimpress N.V. 7.00%, due 4/1/22 (d)	11,005,000	10,564,800
ExamWorks Group, Inc. 5.625%, due 4/15/23	3,235,000	3,218,825
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (d)	4,865,000	4,865,000
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	14,467,000	13,454,310
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (d)	1,100,000	1,072,500
Modular Space Corp. 10.25%, due 1/31/19 (d)	3,155,000	1,262,000
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (d)	4,365,000	2,226,150
Team Health, Inc. 7.25%, due 12/15/23 (d)	5,823,000	6,026,805
United Rentals North America, Inc.
4.625%, due 7/15/23	1,130,000	1,127,175
7.375%, due 5/15/20	500,000	527,500
7.625%, due 4/15/22	3,565,000	3,809,915
8.25%, due 2/1/21	738,000	772,133

M-224	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
WEX, Inc. 4.75%, due 2/1/23 (d)	$7,000,000	$6,370,000

		76,402,618

Computers 1.4%
IHS, Inc. 5.00%, due 11/1/22	16,630,000	16,837,875
NCR Corp.
4.625%, due 2/15/21	1,100,000	1,047,750
5.00%, due 7/15/22	7,790,000	7,556,300
5.875%, due 12/15/21	1,425,000	1,403,625
6.375%, due 12/15/23	10,995,000	10,830,075

		37,675,625

Cosmetics & Personal Care 0.3%
Edgewell Personal Care Co.
4.70%, due 5/19/21	6,235,000	6,291,184
4.70%, due 5/24/22	705,000	699,850
First Quality Finance Co., Inc. 4.625%, due 5/15/21 (d)	2,525,000	2,297,750

		9,288,784

Distribution & Wholesale 0.9%
American Builders & Contractors Supply Co., Inc. 5.75%, due 12/15/23 (d)	2,245,000	2,261,837
American Tire Distributors, Inc. 10.25%, due 3/1/22 (d)	6,650,000	6,084,750
Beacon Roofing Supply, Inc. 6.375%, due 10/1/23 (d)	4,600,000	4,686,250
H&E Equipment Services, Inc. 7.00%, due 9/1/22	6,835,000	6,698,300
LKQ Corp. 4.75%, due 5/15/23	5,500,000	5,156,250

		24,887,387

Diversified Financial Services 0.1%
Community Choice Financial, Inc.
10.75%, due 5/1/19	4,505,000	1,182,563
12.75%, due 5/1/20 (b)(d)	3,000,000	697,500

		1,880,063

Electric 1.6%
Calpine Corp.
5.875%, due 1/15/24 (d)	6,235,000	6,390,875
6.00%, due 1/15/22 (d)	8,180,000	8,443,314
GenOn Energy, Inc.
7.875%, due 6/15/17	14,252,000	12,399,240
9.50%, due 10/15/18	13,136,000	10,611,655
NRG REMA LLC Series C 9.681%, due 7/2/26	4,175,000	4,049,750

	Principal Amount	Value
Electric (continued)
Public Service Co. of New Mexico 7.95%, due 5/15/18	$1,805,000	$2,019,893

		43,914,727

Electrical Components & Equipment 1.5%
Anixter, Inc. 5.125%, due 10/1/21	2,895,000	2,895,000
Belden, Inc.
5.25%, due 7/15/24 (d)	7,195,000	6,619,400
5.50%, due 9/1/22 (d)	12,998,000	12,510,575
General Cable Corp. 5.75%, due 10/1/22	13,500,000	10,395,000
WESCO Distribution, Inc. 5.375%, due 12/15/21	8,160,000	7,833,600

		40,253,575

Electronics 0.4%
Allegion PLC 5.875%, due 9/15/23	3,000,000	3,060,000
Kemet Corp. 10.50%, due 5/1/18	8,305,000	7,059,250

		10,119,250

Engineering & Construction 1.4%
AECOM 5.875%, due 10/15/24	4,095,000	4,176,900
Broadspectrum, Ltd. 8.375%, due 5/15/20 (d)	9,520,000	9,853,200
New Enterprise Stone & Lime Co., Inc.
11.00%, due 9/1/18	9,705,000	7,715,475
13.00%, due 3/15/18 (a)	9,763,976	9,959,256
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	5,919,000	5,563,860

		37,268,691

Entertainment 1.7%
Affinity Gaming / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	14,780,000	14,853,900
Churchill Downs, Inc.
5.375%, due 12/15/21	6,720,000	6,736,800
5.375%, due 12/15/21 (d)	1,245,000	1,248,112
GLP Capital, L.P. / GLP Financing II, Inc. 4.875%, due 11/1/20	2,420,000	2,371,600
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (d)	4,830,000	4,902,450
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (d)	5,785,000	5,987,475
Sterling Entertainment Enterprises LLC 9.75%, due 12/31/19 (b)(c)(e)	10,000,000	10,375,000

		46,475,337

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-225

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Auto Loans 0.2%
Ally Financial, Inc. 6.25%, due 12/1/17	$1,395,000	$1,463,006
Credit Acceptance Corp. 7.375%, due 3/15/23 (d)	3,900,000	3,880,500

		5,343,506

Finance—Consumer Loans 0.3%
OneMain Financial Holdings, Inc.
6.75%, due 12/15/19 (d)	2,450,000	2,483,688
7.25%, due 12/15/21 (d)	4,326,000	4,336,815

		6,820,503

Finance—Credit Card 0.5%
Alliance Data Systems Corp.
5.25%, due 12/1/17 (d)	5,930,000	5,989,300
6.375%, due 4/1/20 (d)	8,017,000	8,097,170

		14,086,470

Finance—Investment Banker/Broker 0.5%
E*TRADE Financial Corp.
4.625%, due 9/15/23	3,145,000	3,196,106
5.375%, due 11/15/22	5,700,000	5,970,750
KCG Holdings, Inc. 6.875%, due 3/15/20 (d)	5,570,000	5,013,000

		14,179,856

Finance—Leasing Companies 0.4%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
4.625%, due 10/30/20	2,750,000	2,815,313
5.00%, due 10/1/21	5,465,000	5,628,950
Aircastle, Ltd. 5.50%, due 2/15/22	2,795,000	2,864,875

		11,309,138

Finance—Mortgage Loan/Banker 0.4%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
5.875%, due 8/1/21 (d)	6,000,000	5,460,000
7.375%, due 10/1/17	2,530,000	2,520,513
Prospect Holding Co. LLC / Prospect Holding Finance Co. 10.25%, due 10/1/18 (d)	4,050,000	1,954,125

		9,934,638

Finance—Other Services 1.0%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (d)	6,985,000	7,159,625
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (d)	11,900,000	11,067,000

	Principal Amount	Value
Finance—Other Services (continued)
Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50%, due 8/1/18	$3,715,000	$3,612,837
7.875%, due 10/1/20	3,965,000	3,794,505

		25,633,967

Food 1.9%
B&G Foods, Inc. 4.625%, due 6/1/21	5,820,000	5,761,800
C&S Group Enterprises LLC 5.375%, due 7/15/22 (d)	14,835,000	13,351,500
Ingles Markets, Inc. 5.75%, due 6/15/23	4,530,000	4,518,675
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (d)	6,540,000	6,654,450
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (d)	9,655,000	10,089,475
Wells Enterprises, Inc. 6.75%, due 2/1/20 (d)	6,397,000	6,588,910
WhiteWave Foods Co. (The) 5.375%, due 10/1/22	4,935,000	5,218,762

		52,183,572

Forest Products & Paper 0.7%
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	15,473,000	17,832,633

Gas 0.1%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
6.25%, due 8/20/19	2,380,000	2,284,800
6.50%, due 5/20/21	1,685,000	1,592,325

		3,877,125

Health Care—Products 1.3%
Alere, Inc. 6.375%, due 7/1/23 (d)	1,500,000	1,402,500
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (d)	9,680,000	9,768,669
Hanger, Inc. 9.125%, due 11/15/18	7,627,000	6,978,705
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (d)	4,705,000	4,799,100
Hologic, Inc. 5.25%, due 7/15/22 (d)	3,760,000	3,835,200
Sterigenics-Nordion Holdings LLC 6.50%, due 5/15/23 (d)	1,725,000	1,647,375
Universal Hospital Services, Inc. 7.625%, due 8/15/20	7,215,000	6,773,081

		35,204,630

M-226	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services 3.6%
Acadia Healthcare Co., Inc. 5.625%, due 2/15/23	$4,165,000	$3,935,925
Centene Corp. 5.75%, due 6/1/17	3,905,000	4,022,150
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17	40,000	42,700
Fresenius Medical Care U.S. Finance II, Inc.
5.625%, due 7/31/19 (d)	460,000	495,650
5.875%, due 1/31/22 (d)	2,000,000	2,140,000
6.50%, due 9/15/18 (d)	3,750,000	4,125,075
♦HCA, Inc.
4.25%, due 10/15/19	1,775,000	1,810,500
5.00%, due 3/15/24	13,950,000	13,915,125
5.25%, due 4/15/25	2,985,000	3,007,387
5.375%, due 2/1/25	1,855,000	1,831,813
5.875%, due 3/15/22	5,130,000	5,412,150
5.875%, due 5/1/23	6,200,000	6,355,000
5.875%, due 2/15/26	1,660,000	1,666,225
7.50%, due 2/15/22	1,570,000	1,738,775
7.58%, due 9/15/25	575,000	619,563
8.00%, due 10/1/18	1,738,000	1,944,388
8.36%, due 4/15/24	450,000	508,500
HealthSouth Corp. 5.75%, due 11/1/24	5,295,000	5,050,106
Kindred Healthcare, Inc.
8.00%, due 1/15/20	2,650,000	2,477,750
8.75%, due 1/15/23	1,419,000	1,305,480
MEDNAX, Inc. 5.25%, due 12/1/23 (d)	2,745,000	2,758,725
Molina Healthcare, Inc. 5.375%, due 11/15/22 (d)	6,400,000	6,400,000
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (d)	17,575,000	17,618,937
Tenet Healthcare Corp.
6.75%, due 6/15/23	5,585,000	5,180,087
8.125%, due 4/1/22	2,650,000	2,643,375

		97,005,386

Holding Companies—Diversified 1.8%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (a)	16,820,000	16,399,500
Carlson Travel Holdings, Inc. 7.50%, due 8/15/19 (a)(d)	19,798,000	19,501,030
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (d)	6,915,000	6,603,825
James Hardie International Finance, Ltd. 5.875%, due 2/15/23 (d)	3,970,000	4,049,400
Nielsen Co. Luxembourg SARL (The) 5.50%, due 10/1/21 (d)	1,340,000	1,373,500

		47,927,255

	Principal Amount	Value
Home Builders 2.6%
Allegion U.S. Holding Co., Inc. 5.75%, due 10/1/21	$7,105,000	$7,193,812
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (d)	9,290,000	7,896,500
AV Homes, Inc. 8.50%, due 7/1/19	8,215,000	8,153,387
Brookfield Residential Properties, Inc.
6.375%, due 5/15/25 (d)	2,995,000	2,785,350
6.50%, due 12/15/20 (d)	7,945,000	7,656,994
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (d)	1,645,000	1,521,625
CalAtlantic Group, Inc. 6.625%, due 5/1/20	2,460,000	2,681,400
Century Communities, Inc. 6.875%, due 5/15/22	7,340,000	6,734,450
D.R. Horton, Inc. 4.75%, due 2/15/23	2,505,000	2,551,343
Mattamy Group Corp. 6.50%, due 11/15/20 (d)	10,465,000	9,941,750
Meritage Homes Corp. 7.00%, due 4/1/22	315,000	329,963
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.25%, due 4/15/21 (d)	968,000	968,000
WCI Communities, Inc. 6.875%, due 8/15/21	3,175,000	3,335,718
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.75%, due 12/15/21 (d)	10,179,000	8,753,940

		70,504,232

Household Products & Wares 0.5%
Century Intermediate Holding Co. 2 9.75%, due 2/15/19 (a)(d)	2,831,000	2,894,698
Prestige Brands, Inc.
5.375%, due 12/15/21 (d)	4,000,000	3,840,000
8.125%, due 2/1/20	2,387,000	2,470,545
Spectrum Brands, Inc.
5.75%, due 7/15/25 (d)	1,225,000	1,255,625
6.375%, due 11/15/20	1,110,000	1,179,375
6.625%, due 11/15/22	1,545,000	1,629,975

		13,270,218

Housewares 0.4%
American Greetings Corp. 7.375%, due 12/1/21	1,577,000	1,647,965
RSI Home Products, Inc. 6.50%, due 3/15/23 (d)	4,930,000	5,077,900
Scotts Miracle-Gro Co. (The) 6.00%, due 10/15/23 (d)	2,720,000	2,835,600

		9,561,465

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-227

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance 1.4%
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	$7,970,000	$8,288,800
CNO Financial Group, Inc.
4.50%, due 5/30/20	1,105,000	1,127,100
5.25%, due 5/30/25	1,115,000	1,134,512
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	4,645,000	5,689,935
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (d)	7,858,000	8,015,160
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (d)	4,000,000	4,582,200
USI, Inc. 7.75%, due 1/15/21 (d)	8,835,000	8,481,600

		37,319,307

Internet 1.3%
Match Group, Inc. 6.75%, due 12/15/22 (d)	18,880,000	18,691,200
Netflix, Inc.
5.50%, due 2/15/22 (d)	7,455,000	7,641,375
5.75%, due 3/1/24	4,029,000	4,139,797
VeriSign, Inc. 5.25%, due 4/1/25	3,375,000	3,391,875

		33,864,247

Investment Company 0.4%
American Capital, Ltd. 6.50%, due 9/15/18 (d)	10,325,000	10,634,750

Investment Management/Advisory Services 0.5%
Drawbridge Special Opportunities Fund, L.P. / Drawbridge Special Opportunities Finance 5.00%, due 8/1/21 (d)	8,935,000	8,666,950
National Financial Partners Corp. 9.00%, due 7/15/21 (d)	5,315,000	4,863,225

		13,530,175

Iron & Steel 1.0%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	2,545,000	1,527,000
Allegheny Technologies, Inc. 7.625%, due 8/15/23	6,428,000	3,792,520
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 7.125%, due 5/1/18 (d)	12,760,000	12,249,600
Cliffs Natural Resources, Inc. 8.25%, due 3/31/20 (d)	5,735,000	4,372,937
Evraz, Inc. N.A. 7.50%, due 11/15/19 (d)	5,970,000	5,581,950

		27,524,007

	Principal Amount	Value
Leisure Time 1.2%
Brunswick Corp. 4.625%, due 5/15/21 (d)	$7,130,000	$7,112,175
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (d)	24,186,000	24,790,650

		31,902,825

Lodging 0.7%
Choice Hotels International, Inc. 5.75%, due 7/1/22	6,863,000	7,343,410
FelCor Lodging, L.P. 5.625%, due 3/1/23	2,685,000	2,725,275
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, due 10/15/21	8,570,000	8,880,662

		18,949,347

Machinery—Construction & Mining 0.2%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (d)	4,915,000	4,423,500
Vander Intermediate Holding II Corp. 9.75%, due 2/1/19 (a)(d)	1,115,000	724,750

		5,148,250

Machinery—Diversified 0.7%
Briggs & Stratton Corp. 6.875%, due 12/15/20	5,030,000	5,457,550
SPX FLOW, Inc. 6.875%, due 9/1/17	4,285,000	4,552,813
Zebra Technologies Corp. 7.25%, due 10/15/22	8,520,000	8,903,400

		18,913,763

Media 5.4%
Altice U.S. Finance I Corp. 5.375%, due 7/15/23 (d)	6,840,000	6,857,100
Cablevision Systems Corp. 7.75%, due 4/15/18	8,071,000	8,393,840
♦CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, due 2/15/23	5,130,000	5,136,412
5.125%, due 5/1/23 (d)	7,630,000	7,630,000
5.25%, due 9/30/22	500,000	505,000
5.375%, due 5/1/25 (d)	5,165,000	5,139,175
5.75%, due 1/15/24	7,085,000	7,279,837
5.875%, due 5/1/27 (d)	5,170,000	5,144,150
CCOH Safari LLC 5.75%, due 2/15/26 (d)	4,175,000	4,185,438
Cogeco Cable, Inc. 4.875%, due 5/1/20 (d)	7,110,000	7,092,225
CSC Holdings LLC
7.625%, due 7/15/18	95,000	99,988
7.875%, due 2/15/18	965,000	1,015,663

M-228	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
DISH DBS Corp.
5.125%, due 5/1/20	$1,809,000	$1,790,910
5.875%, due 7/15/22	4,265,000	3,977,113
5.875%, due 11/15/24	3,695,000	3,288,550
Midcontinent Communications & Midcontinent Finance Corp. 6.875%, due 8/15/23 (d)	2,665,000	2,698,313
Neptune Finco Corp. 10.125%, due 1/15/23 (d)	9,275,000	9,669,187
♦Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	6,120,000	6,211,800
5.00%, due 4/15/22 (d)	19,469,000	19,225,637
Numericable-SFR
4.875%, due 5/15/19 (d)	1,000,000	991,250
6.00%, due 5/15/22 (d)	8,420,000	8,167,400
Quebecor Media, Inc. 5.75%, due 1/15/23	15,047,000	15,159,852
Time, Inc. 5.75%, due 4/15/22 (d)	765,000	699,975
Videotron, Ltd.
5.00%, due 7/15/22	4,865,000	4,865,000
5.375%, due 6/15/24 (d)	8,505,000	8,547,525

		143,771,340

Metal Fabricate & Hardware 1.0%
A.M. Castle & Co. 12.75%, due 12/15/16	9,200,000	6,900,000
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (d)	5,590,000	4,751,500
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (d)	19,680,000	14,907,600

		26,559,100

Mining 2.6%
Alamos Gold, Inc. 7.75%, due 4/1/20 (d)	13,512,771	12,195,276
Constellium N.V. 5.75%, due 5/15/24 (d)	8,465,000	5,756,200
First Quantum Minerals, Ltd. 7.25%, due 10/15/19 (d)	6,615,000	4,299,750
Freeport-McMoRan, Inc.
2.15%, due 3/1/17	2,405,000	2,200,575
2.30%, due 11/14/17	2,000,000	1,705,000
Hecla Mining Co. 6.875%, due 5/1/21	13,630,000	9,949,900
Kaiser Aluminum Corp. 8.25%, due 6/1/20	6,285,000	6,567,825

	Principal Amount	Value
Mining (continued)
New Gold, Inc.
6.25%, due 11/15/22 (d)	$9,195,000	$7,310,025
7.00%, due 4/15/20 (d)	9,460,000	8,514,000
Petra Diamonds U.S. Treasury PLC 8.25%, due 5/31/20 (d)	4,045,000	3,296,675
St. Barbara, Ltd. 8.875%, due 4/15/18 (d)	7,683,000	7,471,717

		69,266,943

Miscellaneous—Manufacturing 1.2%
Actuant Corp. 5.625%, due 6/15/22	1,125,000	1,147,500
Amsted Industries, Inc. 5.00%, due 3/15/22 (d)	2,715,000	2,715,000
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (d)	6,585,000	6,864,862
EnPro Industries, Inc. 5.875%, due 9/15/22	4,205,000	4,162,950
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (d)	9,610,000	6,919,200
Koppers, Inc. 7.875%, due 12/1/19	5,005,000	4,942,438
Trinseo Materials Operating S.C.A./ Trinseo Materials Finance, Inc. 6.75%, due 5/1/22 (d)	5,185,000	5,107,225

		31,859,175

Oil & Gas 7.5%
Antero Resources Corp. 5.125%, due 12/1/22	6,645,000	5,050,200
Atlas Energy Holdings Operating Co. LLC / Atlas Resource Finance Corp. 7.75%, due 1/15/21	3,845,000	766,597
California Resources Corp. 5.00%, due 1/15/20	19,200,000	6,840,000
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
6.50%, due 4/15/21	15,910,000	13,841,700
7.625%, due 1/15/22	8,218,000	6,985,300
Carrizo Oil & Gas, Inc.
6.25%, due 4/15/23	1,415,000	1,146,150
7.50%, due 9/15/20	5,020,000	4,386,225
Chesapeake Energy Corp. 6.50%, due 8/15/17	7,920,000	3,960,000
Chesapeake Energy Corp. (Escrow Claim Shares) 6.775%, due 3/15/19 (b)(c)(e)	6,820,000	1,568,600
Comstock Resources, Inc.
7.75%, due 4/1/19	9,659,000	1,448,850
9.50%, due 6/15/20	9,185,000	1,584,413
10.00%, due 3/15/20 (d)	18,445,000	8,484,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-229

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Concho Resources, Inc.
5.50%, due 10/1/22	$1,990,000	$1,810,900
6.50%, due 1/15/22	7,710,000	7,401,600
7.00%, due 1/15/21	5,485,000	5,402,725
Continental Resources, Inc.
5.00%, due 9/15/22	5,287,000	3,899,163
7.125%, due 4/1/21	1,885,000	1,748,121
EnQuest PLC 7.00%, due 4/15/22 (d)	13,446,000	4,689,292
Gulfport Energy Corp. 7.75%, due 11/1/20	2,215,000	1,982,425
Halcon Resources Corp. 8.625%, due 2/1/20 (d)	14,989,000	10,342,410
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22	10,670,000	5,975,200
LINN Energy LLC / LINN Energy Finance Corp.
6.25%, due 11/1/19	312,000	51,480
8.625%, due 4/15/20	3,780,000	647,325
12.00%, due 12/15/20 (d)	4,091,000	2,045,500
Murphy Oil USA, Inc. 6.00%, due 8/15/23	6,410,000	6,730,500
Newfield Exploration Co. 5.625%, due 7/1/24	4,980,000	4,245,450
Oasis Petroleum, Inc.
6.50%, due 11/1/21	3,260,000	2,159,750
6.875%, due 1/15/23	1,000,000	620,000
7.25%, due 2/1/19	15,625,000	11,210,937
PDC Energy, Inc. 7.75%, due 10/15/22	9,155,000	8,788,800
PetroQuest Energy, Inc. 10.00%, due 9/1/17	17,820,000	11,939,400
Range Resources Corp. 4.875%, due 5/15/25 (d)	2,030,000	1,542,800
Rex Energy Corp.
6.25%, due 8/1/22	8,755,000	1,751,000
8.875%, due 12/1/20	14,470,000	3,183,400
RSP Permian, Inc. 6.625%, due 10/1/22	5,935,000	5,460,200
Sanchez Energy Corp. 6.125%, due 1/15/23	4,800,000	2,592,000
SM Energy Co.
6.50%, due 11/15/21	3,090,000	2,302,050
6.50%, due 1/1/23	2,710,000	1,991,850
Stone Energy Corp. 7.50%, due 11/15/22	25,620,000	8,454,600
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.50%, due 7/1/21	4,375,000	3,718,750

	Principal Amount	Value
Oil & Gas (continued)
Whiting Petroleum Corp. 6.50%, due 10/1/18	$7,315,000	$5,541,112
WPX Energy, Inc.
5.25%, due 1/15/17	5,270,000	4,927,450
6.00%, due 1/15/22	11,360,000	7,952,000
7.50%, due 8/1/20	5,600,000	4,536,000

		201,706,925

Oil & Gas Services 1.1%
CSI Compressco, L.P. / Compressco Finance, Inc. 7.25%, due 8/15/22	4,780,000	3,537,200
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	9,285,000	7,706,550
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.
6.625%, due 5/1/21	6,500,000	3,965,000
6.75%, due 2/1/22	2,571,000	1,581,165
6.875%, due 2/15/23	10,640,000	6,703,200
FTS International, Inc.
6.25%, due 5/1/22	6,226,000	1,743,280
8.012%, due 6/15/20 (d)(g)	1,500,000	1,020,366
Weatherford International, Ltd. 5.125%, due 9/15/20	4,175,000	3,381,750

		29,638,511

Packaging & Containers 0.8%
AEP Industries, Inc. 8.25%, due 4/15/19	7,125,000	7,320,937
Novelis, Inc.
8.375%, due 12/15/17	7,990,000	7,770,275
8.75%, due 12/15/20	6,225,000	5,711,438

		20,802,650

Pharmaceuticals 2.9%
DPx Holdings B.V. 7.50%, due 2/1/22 (d)	8,290,000	8,082,750
Endo Finance LLC 5.75%, due 1/15/22 (d)	2,150,000	2,085,500
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc.
6.00%, due 7/15/23 (d)	4,385,000	4,363,075
6.00%, due 2/1/25 (d)	4,735,000	4,663,975
Grifols Worldwide Operations, Ltd. 5.25%, due 4/1/22	10,925,000	10,979,625
NBTY, Inc. 9.00%, due 10/1/18	7,350,000	7,441,066
Quintiles Transnational Corp. 4.875%, due 5/15/23 (d)	4,870,000	4,894,350
♦Valeant Pharmaceuticals International, Inc.
5.875%, due 5/15/23 (d)	7,610,000	6,791,925
6.125%, due 4/15/25 (d)	8,405,000	7,501,462
6.375%, due 10/15/20 (d)	9,830,000	9,485,950

M-230	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
♦Valeant Pharmaceuticals International, Inc. (continued)
6.75%, due 8/15/18 (d)	$5,805,000	$5,752,755
7.00%, due 10/1/20 (d)	835,000	832,913
7.50%, due 7/15/21 (d)	5,865,000	5,850,338

		78,725,684

Pipelines 2.2%
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	463,784
9.625%, due 11/1/21	5,950,000	7,701,924
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	3,346,000	3,339,261
Genesis Energy, L.P. / Genesis Energy Finance Corp. 6.75%, due 8/1/22	9,265,000	7,875,250
Hiland Partners, L.P. / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (d)	3,950,000	3,989,500
MPLX, L.P.
4.875%, due 12/1/24 (d)	1,500,000	1,346,250
4.875%, due 6/1/25 (d)	9,383,000	8,397,785
Northwest Pipeline LLC 7.125%, due 12/1/25	2,195,000	2,089,618
NuStar Logistics, L.P. 6.75%, due 2/1/21	4,115,000	3,868,100
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
5.00%, due 1/15/18 (d)	6,012,000	5,561,100
6.625%, due 10/1/20 (d)	11,205,000	10,112,512
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19 (d)	1,952,000	1,893,440
Williams Partners, L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	2,320,000	2,194,646

		58,833,170

Real Estate 1.6%
AAF Holdings LLC / AAF Finance Co. 12.00%, due 7/1/19 (a)(d)	9,368,987	8,853,693
CBRE Services, Inc.
5.00%, due 3/15/23	10,860,000	10,915,266
5.25%, due 3/15/25	2,895,000	2,932,427
Crescent Resources LLC / Crescent Ventures, Inc. 10.25%, due 8/15/17 (d)	2,410,000	2,410,000
Forestar USA Real Estate Group, Inc. 8.50%, due 6/1/22 (d)	1,805,000	1,759,875
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (d)	6,500,000	6,630,000

	Principal Amount	Value
Real Estate (continued)
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (d)	$8,215,000	$8,338,225

		41,839,486

Real Estate Investment Trusts 3.0%
♦Crown Castle International Corp. 5.25%, due 1/15/23	32,810,000	34,491,512
DuPont Fabros Technology, L.P. 5.625%, due 6/15/23	2,850,000	2,878,500
♦Equinix, Inc.
5.375%, due 1/1/22	4,715,000	4,832,875
5.375%, due 4/1/23	9,830,000	10,026,600
5.75%, due 1/1/25	5,290,000	5,409,025
5.875%, due 1/15/26	4,650,000	4,789,500
GEO Group, Inc. (The) 6.625%, due 2/15/21	5,784,000	5,928,600
Host Hotels & Resorts, L.P. 5.25%, due 3/15/22	3,380,000	3,628,207
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.50%, due 5/1/24	3,660,000	3,641,700
Sabra Health Care, L.P. / Sabra Capital Corp.
5.375%, due 6/1/23	2,655,000	2,674,913
5.50%, due 2/1/21	2,350,000	2,426,375

		80,727,807

Retail 5.1%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	2,440,000	2,372,900
Asbury Automotive Group, Inc.
6.00%, due 12/15/24	6,905,000	7,129,412
6.00%, due 12/15/24 (d)	2,215,000	2,286,987
AutoNation, Inc. 6.75%, due 4/15/18	3,926,000	4,272,842
BMC Stock Holdings, Inc. 9.00%, due 9/15/18 (d)	6,810,000	7,082,400
Cash America International, Inc. 5.75%, due 5/15/18	4,795,000	4,800,994
Dollar Tree, Inc. 5.75%, due 3/1/23 (d)	9,000,000	9,315,000
DriveTime Automotive Group, Inc. / DT Acceptance Corp. 8.00%, due 6/1/21 (d)	9,480,000	8,437,200
First Cash Financial Services, Inc. 6.75%, due 4/1/21	4,175,000	4,091,500
GameStop Corp. 5.50%, due 10/1/19 (d)	5,795,000	5,708,075
Group 1 Automotive, Inc.
5.00%, due 6/1/22	6,235,000	6,172,650
5.25%, due 12/15/23 (d)	2,740,000	2,712,600

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-231

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Guitar Center, Inc. 6.50%, due 4/15/19 (d)	$5,910,000	$4,964,400
L Brands, Inc.
5.625%, due 2/15/22	1,865,000	1,981,563
6.625%, due 4/1/21	3,610,000	3,998,075
6.875%, due 11/1/35 (d)	2,610,000	2,681,775
8.50%, due 6/15/19	1,555,000	1,807,688
Men’s Wearhouse, Inc. (The) 7.00%, due 7/1/22	26,930,000	19,120,300
Outerwall, Inc. 5.875%, due 6/15/21	10,010,000	8,208,200
Penske Automotive Group, Inc.
5.375%, due 12/1/24	3,600,000	3,636,000
5.75%, due 10/1/22	6,670,000	6,853,425
Radio Systems Corp. 8.375%, due 11/1/19 (d)	9,865,000	10,234,937
Sonic Automotive, Inc. 7.00%, due 7/15/22	2,800,000	2,961,000
Yum! Brands, Inc.
3.75%, due 11/1/21	3,545,000	3,261,262
3.875%, due 11/1/20	1,250,000	1,227,770
3.875%, due 11/1/23	2,460,000	2,178,719

		137,497,674

Semiconductors 0.5%
Micron Technology, Inc.
5.25%, due 8/1/23 (d)	2,810,000	2,521,975
5.50%, due 2/1/25	8,740,000	7,603,800
Qorvo, Inc. 7.00%, due 12/1/25 (d)	2,185,000	2,250,550

		12,376,325

Software 1.1%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (d)	12,995,000	13,384,850
Activision Blizzard, Inc.
5.625%, due 9/15/21 (d)	1,985,000	2,079,287
6.125%, due 9/15/23 (d)	2,372,000	2,514,320
Emdeon, Inc. 6.00%, due 2/15/21 (d)	4,733,000	4,401,690
MSCI, Inc.
5.25%, due 11/15/24 (d)	2,552,000	2,590,280
5.75%, due 8/15/25 (d)	4,195,000	4,299,875

		29,270,302

Storage & Warehousing 0.4%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (d)	13,925,000	11,662,188

	Principal Amount	Value
Telecommunications 6.9%
CenturyLink, Inc. 5.625%, due 4/1/25	$5,855,000	$4,947,475
CommScope Technologies Finance LLC 6.00%, due 6/15/25 (d)	1,000,000	962,500
DigitalGlobe, Inc. 5.25%, due 2/1/21 (d)	10,365,000	8,706,600
Frontier Communications Corp.
6.25%, due 9/15/21	6,180,000	5,237,550
8.875%, due 9/15/20 (d)	4,255,000	4,308,188
10.50%, due 9/15/22 (d)	8,415,000	8,383,444
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	4,239,000	4,567,523
7.625%, due 6/15/21	8,915,000	9,449,900
Intelsat Jackson Holdings S.A.
5.50%, due 8/1/23	2,600,000	2,041,000
7.25%, due 4/1/19	7,545,000	6,922,538
7.25%, due 10/15/20	9,940,000	8,697,500
Sable International Finance, Ltd. 8.75%, due 2/1/20 (d)	3,600,000	3,771,000
Sprint Communications, Inc.
7.00%, due 3/1/20 (d)	8,335,000	8,355,837
9.00%, due 11/15/18 (d)	6,940,000	7,304,350
Sprint Corp.
7.125%, due 6/15/24	8,705,000	6,278,481
7.875%, due 9/15/23	1,000,000	751,000
♦ T-Mobile USA, Inc.
6.00%, due 3/1/23	1,650,000	1,670,625
6.125%, due 1/15/22	7,214,000	7,412,385
6.25%, due 4/1/21	7,960,000	8,198,800
6.375%, due 3/1/25	8,670,000	8,756,700
6.464%, due 4/28/19	4,595,000	4,732,023
6.50%, due 1/15/24	7,505,000	7,655,100
6.50%, due 1/15/26	9,550,000	9,640,629
6.625%, due 11/15/20	625,000	649,681
6.625%, due 4/1/23	9,375,000	9,562,500
6.731%, due 4/28/22	10,735,000	11,191,237
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	23,062,000	24,330,410

		184,484,976

Transportation 0.8%
Florida East Coast Holdings Corp.
6.75%, due 5/1/19 (d)	16,610,000	15,198,150
9.75%, due 5/1/20 (d)	9,740,000	6,623,200

		21,821,350

Trucking & Leasing 0.2%
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	3,910,000	4,242,350

Total Corporate Bonds (Cost $2,677,031,441)		2,469,626,899

M-232	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments 0.7% (h)
Lodging 0.3%
Cannery Casino Resorts LLC
New Term Loan B 6.00%, due 10/2/18	$2,328,574	$2,285,495
New 2nd Lien Term Loan 12.50%, due 10/2/19 (a)	6,096,507	5,771,362

		8,056,857

Pharmaceuticals 0.2%
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	4,171,475	4,088,046

Retail 0.1%
Men’s Wearhouse, Inc. (The) 2015 Term Loan 5.00%, due 6/18/21	2,000,000	1,705,000

Transportation 0.1%
Commercial Barge Line Co. 2015 1st Lien Term Loan 9.75%, due 11/12/20	4,000,000	3,660,000

Total Loan Assignments (Cost $18,285,090)		17,509,903

Total Long-Term Bonds (Cost $2,736,972,901)		2,524,370,219

	Shares
Common Stocks 0.3%
Auto Parts & Equipment 0.1%
♦Exide Technologies, Inc. (b)(c)(d)(e)	447,050	1,788,200

Electric 0.0%‡
Upstate New York Power Producers, Inc. (b)(c)(e)(i)	19,474	720,538

Entertainment 0.0%‡
Affinity Gaming LLC (b)(e)(i)	75,000	1,031,250

Lodging 0.1%
Starwood Hotels & Resorts Worldwide, Inc.	15,000	1,039,200

Media 0.0%‡
ION Media Networks, Inc. (b)(c)(e)(i)	725	315,049

	Shares	Value
Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (b)(c)(e)(i)	230,859	$2,807,245

Total Common Stocks (Cost $20,855,767)		7,701,482

Preferred Stock 0.1%
Banks 0.1%
GMAC Capital Trust I 8.125%	124,200	3,149,712

Total Preferred Stock (Cost $3,028,995)		3,149,712

	Principal Amount
Short-Term Investment 3.7%
Repurchase Agreement 3.7%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $100,470,309 (Collaterized by United States Treasury securities with rates between 1.75% and 2.00% and maturity dates between 9/30/20 and 10/31/20, with a Principal Amount of $101,155,000 and a Market Value of $102,481,738)	$100,469,974	100,469,974

Total Short-Term Investment (Cost $100,469,974)		100,469,974

Total Investments (Cost $2,861,327,637) (j)	98.4%	2,635,691,387
Other Assets, Less Liabilities	1.6	42,350,039
Net Assets	100.0%	$2,678,041,426

‡	Less than one-tenth of a percent.
(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	Illiquid security—As of December 31, 2015, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $54,527,330, which represented 2.0% of the Portfolio’s net assets.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, the total market value of these securities was $52,798,580, which represented 2.0% of the Portfolio’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-233

Portfolio of Investments December 31, 2015 (continued)

(e)	Restricted security.

(f)	Issue in default.

(g)	Floating rate—Rate shown was the rate in effect as of December 31, 2015.

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2015.
(i)	Non-income producing security.

(j)	As of December 31, 2015, cost was $2,861,650,440 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$33,508,589
Gross unrealized depreciation	(259,467,642)

Net unrealized depreciation	$(225,959,053)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$19,395,792	$17,837,625	$37,233,417
Corporate Bonds (c)	—	2,440,296,976	29,329,923	2,469,626,899
Loan Assignments (d)	—	13,849,903	3,660,000	17,509,903

Total Long-Term Bonds	—	2,473,542,671	50,827,548	2,524,370,219

Common Stocks (e)	1,039,200	1,031,250	5,631,032	7,701,482
Preferred Stock	3,149,712	—	—	3,149,712
Short-Term Investment
Repurchase Agreement	—	100,469,974	—	100,469,974

Total Investments in Securities	$4,188,912	$2,575,043,895	$56,458,580	$2,635,691,387

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $16,622,063 and $1,215,562 are held in Auto Parts & Equipment and Electric, respectively, within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $17,386,323, $10,375,000 and $1,568,600 are held in Auto Parts & Equipment, Entertainment and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $3,660,000 is held in Transportation within the Loan Assignments section of the Portfolio of Investments.

(e)	The Level 3 securities valued at $1,788,200, $720,538, $315,049 and $2,807,245 are held in Auto Parts & Equipment, Electric, Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

M-234	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2015 (a)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$—	$142,178	$—	$(3,212,239)	$19,692,124	(b)	$—		$—	$—	$16,622,063	$(3,212,239)
Electric	1,503,340	—	37,312	(11,405)	289,634	(c)	(603,319	)(d)	—	—	1,215,562	40,636
Corporate Bonds
Auto Parts & Equipment	—	153,231	—	(1,666,754)	18,899,846	(b)	—		—	—	17,386,323	(1,666,754)
Entertainment	10,468,208	1,659	1,585	36,704	—		(133,156	)(d)	—	—	10,375,000	—
Oil & Gas	1,261,700	—	—	306,900	—		—		—	—	1,568,600	306,900
Loan Assignments
Auto Parts & Equipment	23,335,892	40,619	(90,519)	2,547,977	—		(25,833,969	)(d)	—	—	—	—
Distribution & Wholesale	9,301,325	716	5,669	13,027	—		(9,320,737	)(d)	—	—	—	—
Miscellaneous—Manufacturing	2,307,289	265	(55,689)	49,508	—		(2,301,373)		—	—	—	—
Transportation	—	4,741	—	(144,741)	3,800,000				—	—	3,660,000	(144,741)
Common Stocks
Auto Parts & Equipment	—	—	—	(14,794,458)	16,582,658	(b)	—		—	—	1,788,200	(14,794,458)
Electric	876,330	—	—	(155,792)	—		—		—	—	720,538	(155,792)
Media	274,253	—	—	40,796	—		—		—	—	315,049	40,796
Metal, Fabricate & Hardware	2,807,245	—	—	—	—		—		—	—	2,807,245	—
Warrants
Food	6,740	—	—	(6,740)	—		—		—	—	—	—

Total	$52,142,322	$343,409	$(101,642)	$(16,997,217)	$59,264,262		$(38,192,554)		$—	$—	$56,458,580	$(19,585,652)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Security received through a restructuring.

(c)	Purchases include PIK securities.

(d)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-235

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $2,861,327,637)	$2,635,691,387
Cash	597,303
Due from custodian	1,431,347
Receivables:
Dividends and interest	46,812,283
Fund shares sold	452,338
Investment securities sold	287,540

Total assets	2,685,272,198

Liabilities
Payables:
Investment securities purchased	4,584,363
Manager (See Note 3)	1,266,537
Fund shares redeemed	684,674
NYLIFE Distributors (See Note 3)	435,684
Shareholder communication	167,675
Professional fees	63,885
Custodian	12,448
Trustees	3,387
Accrued expenses	12,119

Total liabilities	7,230,772

Net assets	$2,678,041,426

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$297,024
Additional paid-in capital	2,811,749,122

2,812,046,146
Undistributed net investment income	161,240,869
Accumulated net realized gain (loss) on investments	(69,609,339)
Net unrealized appreciation (depreciation) on investments	(225,636,250)

Net assets	$2,678,041,426

Initial Class
Net assets applicable to outstanding shares	$642,186,393

Shares of beneficial interest outstanding	70,600,644

Net asset value per share outstanding	$9.10

Service Class
Net assets applicable to outstanding shares	$2,035,855,033

Shares of beneficial interest outstanding	226,422,906

Net asset value per share outstanding	$8.99

M-236	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Interest	$182,955,674
Dividends (a)	445,967

Total income	183,401,641

Expenses
Manager (See Note 3)	15,547,443
Distribution and service—Service Class (See Note 3)	5,396,473
Shareholder communication	366,720
Professional fees	193,001
Trustees	55,730
Custodian	51,436
Miscellaneous	83,638

Total expenses	21,694,441

Net investment income (loss)	161,707,200

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(49,034,047)
Net change in unrealized appreciation (depreciation) on investments	(158,279,228)

Net realized and unrealized gain (loss) on investments	(207,313,275)

Net increase (decrease) in net assets resulting from operations	$(45,606,075)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,814.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-237

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$161,707,200	$160,801,449
Net realized gain (loss) on investments	(49,034,047)	47,592,421
Net change in unrealized appreciation (depreciation) on investments	(158,279,228)	(165,993,124)

Net increase (decrease) in net assets resulting from operations	(45,606,075)	42,400,746

Dividends to shareholders:
From net investment income:
Initial Class	(36,318,612)	(38,612,920)
Service Class	(124,819,859)	(123,845,150)

Total dividends to shareholders	(161,138,471)	(162,458,070)

Capital share transactions:
Net proceeds from sale of shares	345,438,141	361,633,692
Net asset value of shares issued to shareholders in reinvestment of dividends	161,138,471	162,458,070
Cost of shares redeemed	(410,425,209)	(365,150,130)

Increase (decrease) in net assets derived from capital share transactions	96,151,403	158,941,632

Net increase (decrease) in net assets	(110,593,143)	38,884,308

Net Assets
Beginning of year	2,788,634,569	2,749,750,261

End of year	$2,678,041,426	$2,788,634,569

Undistributed net investment income at end of year	$161,240,869	$160,732,126

M-238	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.84	$10.26	$10.19	$9.52	$9.59

Net investment income (loss) (a)	0.59	0.61	0.65	0.69	0.70
Net realized and unrealized gain (loss) on investments	(0.73)	(0.42)	0.01	0.57	(0.14)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	0.00 ‡

Total from investment operations	(0.14)	0.19	0.66	1.26	0.56

Less dividends:
From net investment income	(0.60)	(0.61)	(0.59)	(0.59)	(0.63)

Net asset value at end of year	$9.10	$9.84	$10.26	$10.19	$9.52

Total investment return	(1.57%)	1.78%	6.63%	13.42%	6.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.99%	5.85%	6.24%	6.86%	7.14%
Net expenses	0.58%	0.59%	0.59%	0.59%	0.60%
Portfolio turnover rate	37%	42%	40%	30%	39%
Net assets at end of year (in 000’s)	$642,186	$641,024	$703,362	$718,047	$661,780

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.73	$10.16	$10.10	$9.44	$9.53

Net investment income (loss) (a)	0.56	0.58	0.62	0.66	0.67
Net realized and unrealized gain (loss) on investments	(0.72)	(0.42)	0.01	0.57	(0.15)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	0.00 ‡

Total from investment operations	(0.16)	0.16	0.63	1.23	0.52

Less dividends:
From net investment income	(0.58)	(0.59)	(0.57)	(0.57)	(0.61)

Net asset value at end of year	$8.99	$9.73	$10.16	$10.10	$9.44

Total investment return	(1.82%)	1.53%	6.36%	13.14%	5.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.74%	5.60%	5.99%	6.61%	6.89%
Net expenses	0.83%	0.84%	0.84%	0.84%	0.85%
Portfolio turnover rate	37%	42%	40%	30%	39%
Net assets at end of year (in 000’s)	$2,035,855	$2,147,611	$2,046,388	$1,831,455	$1,298,164

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-239

MainStay VP ICAP Select Equity Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	–3.78%	9.23%	6.58%	0.79%
Service Class Shares	–4.02	8.96	6.31	1.04

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[3]	–3.83%	11.27%	6.16%
S&P 500® Index[3]	1.38	12.57	7.31
Average Lipper Variable Products Large-Cap Value Portfolio[4]	–4.08	10.07	5.54

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Large-Cap Value Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap value portfolios typically have below average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-240	MainStay VP ICAP Select Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP ICAP Select Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$942.60	$3.82	$1,021.30	$3.97

Service Class Shares	$1,000.00	$941.40	$5.04	$1,020.00	$5.24

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-241

Industry Composition as of December 31, 2015 (Unaudited)

Pharmaceuticals	13.4%
Media	11.8
Oil, Gas & Consumable Fuels	7.9
Capital Markets	7.3
Consumer Finance	6.4
Chemicals	5.9
Software	4.4
Technology Hardware, Storage & Peripherals	4.3
Health Care Equipment & Supplies	4.1
Diversified Financial Services	3.8
Health Care Providers & Services	3.8

Industrial Conglomerates	3.8%
Household Durables	3.4
Real Estate Investment Trusts	3.3
Aerospace & Defense	3.2
Banks	3.2
Auto Components	3.0
Machinery	2.8
Hotels, Restaurants & Leisure	2.4
Short-Term Investment	1.6
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page M-245 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	Chevron Corp.
2.	Allergan PLC
3.	Oracle Corp.
4.	Comcast Corp. Class A
5.	Apple, Inc.
6.	Novartis A.G., Sponsored ADR
7.	Monsanto Co.
8.	Medtronic PLC
9.	General Electric Co.
10.	McKesson Corp.

M-242	MainStay VP ICAP Select Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Portfolio’s Subadvisor.

How did MainStay VP ICAP Select Equity Portfolio perform relative to its benchmarks and peers during the reporting period?

For the 12 months ended December 31, 2015, MainStay VP ICAP Select Equity Portfolio returned –3.78% for Initial Class shares and –4.02% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the –3.83% return of the Russell 1000® Value Index,1 which is the Portfolio’s broad-based securities-market index, and both share classes underperformed the 1.38% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. Both share classes outperformed the –4.08% return of the Average Lipper1 Variable Products Large-Cap Value Portfolio for the 12 months ended December 31, 2015.

Were there any changes to the Portfolio during the reporting period?

During the reporting period, ICAP announced that effective September 30, 2016, Jerrold K. Senser will no longer serve as a portfolio manager of the Portfolio. Thomas M. Cole, Andrew P. Starr and Matthew T. Swanson will continue to manage the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

A number of key drivers affected the Portfolio’s performance relative to the Russell 1000® Value Index. Positive stock selection in the energy and industrials sectors added to relative performance. On the other hand, stock selection in the consumer discretionary and materials sectors detracted from relative performance. The Portfolio benefited from having an underweight position relative to the benchmark in the energy sector, but an overweight position in the consumer discretionary sector detracted from relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that contributed most positively to the Portfolio’s performance relative to the Russell 1000® Value Index were energy, health care and industrials. (Contributions take weightings and total returns into account.) Favorable stock selection and an underweight position in energy added to relative performance. Favorable stock selection and an overweight position in health care added to relative performance. Favorable stock selection was the primary driver in industrials.

The sectors that detracted the most from relative performance were consumer discretionary, materials and financials. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were health care company Valeant Pharmaceuticals International, industrial conglomerate General Electric and aerospace manufacturer Boeing. Valeant Pharmaceuticals, which we believed had a unique, shareholder-friendly approach, performed strongly as it exhibited substantial organic growth and numerous successful product launches. We sold the position in July as it neared our price target. General Electric posted strong results in its industrial businesses as margin expansion, the sale of GE Capital assets and a focus on cost reduction continued. General Electric’s plan to exit the bulk of GE Capital progressed. We believed that the company could return more than $90 billion to investors in dividends, buybacks and the Synchrony exchange through 2018. We continued to like the progress the company had made and believed that General Electric’s leading positions, margin initiatives and service profile had positioned the company well. Boeing benefited from strong delivery growth and production-cost improvements on the 787, which generated significant free cash flow. Boeing remained committed to returning 80% of free cash flow to shareholders through dividends and share buybacks. We continued to see the company as well-positioned in a difficult industrial world, with above-average visibility from seven to eight years of production backlog and strong free cash flow as the company executes on the 787.

Detractors from the Portfolio’s absolute performance included cable network operator Viacom, appliance manufacturer Whirlpool and phosphate and potash producer Mosaic. Viacom was hindered by weakness in advertising revenue and questions regarding its

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

M-243

ability to increase affiliate fees. We sold the Portfolio’s position, as these business risks appeared to be ongoing rather than reaching a resolution. Whirlpool was hindered by weaker-than-expected Brazilian demand and the strength of the U.S. dollar. Despite relatively strong results and outlook, the stock lagged because of indications of declining market share and the potential to have to reduce prices for promotional purposes. We believed that the stock could benefit as synergies materialize and raw-materials costs declined. Mosaic lagged as the stock’s valuation was affected by concerns about exposure to emerging markets and commodity prices. We believed that the stock was relatively cheap at around 10 times next year’s earnings, and the Portfolio continued to hold a position in the stock.

Did the Portfolio make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We initiated a position in pharmaceutical and medical equipment distributor McKesson. The company had a strong track record of earnings growth, but two key issues seemed to weigh on the stock: contract losses and generic-drug pricing concerns. The contract losses largely resulted from customer consolidation and not an underlying weakness in McKesson’s value proposition. On generic-drug pricing, we believe that the last few years of inflation have been a boon to profits, but our research indicates that the company has become less sensitive to this issue. We think the stock could benefit from improved capital deployment. It is possible that McKesson could use the recent Celesio acquisition as a platform for a European roll-up; or in the absence of attractively priced deals, the company could return to the large buybacks of previous years. The Portfolio also added a new position in Swiss diversified health care company Novartis. In traditional pharmaceuticals, Novartis has a best-in-class record in getting new drugs approved in recent years. The company’s research pipeline has generally been considered strong. Also supporting growth are the company’s well-positioned Sandoz generics and Alcon eye-care businesses. We viewed these nonpharmaceutical businesses as attractive, given the company’s dependence on manufacturing, distribution and brand names as value drivers. This contrasts with pharmaceutical companies that rely on patents with finite durations. In our view, this diversified model deserves a premium valuation.

In addition to the names previously mentioned, we sold the Portfolio’s position in investment bank Goldman Sachs and diversified financial-services company Bank of America in favor of stocks that we believed had greater potential upside and stronger catalysts. Information storage systems company EMC was sold following a period of strength.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its sector exposure relative to the Russell 1000® Value Index in the financials and consumer discretionary sectors. In the financials sector, the Portfolio decreased the degree to which it was underweight relative to the benchmark. In consumer discretionary, the Portfolio increased its already overweight position relative to the benchmark.

During the reporting period, the Portfolio decreased its sector weightings relative to the Russell 1000® Value Index in information technology and industrials. In each of these sectors, the Portfolio moved from an overweight position relative to the benchmark to an underweight position.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the Portfolio was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and health care sectors. As of the same date, the Portfolio was most significantly underweight relative to the Index in consumer staples and financials. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-244	MainStay VP ICAP Select Equity Portfolio

Portfolio of Investments December 31, 2015

	Shares	Value

Common Stocks 98.2%†
Aerospace & Defense 3.2%
Boeing Co. (The)	273,135	$39,492,589

Auto Components 3.0%
Johnson Controls, Inc.	921,170	36,377,003

Banks 3.2%
Citigroup, Inc.	755,545	39,099,454

Capital Markets 7.3%
Ameriprise Financial, Inc.	421,350	44,840,067
Northern Trust Corp.	618,210	44,566,759

		89,406,826

Chemicals 5.9%
♦Monsanto Co.	514,080	50,647,162
Mosaic Co. (The)	774,180	21,359,626

		72,006,788

Consumer Finance 6.4%
Ally Financial, Inc. (a)	1,924,890	35,879,950
American Express Co.	617,360	42,937,388

		78,817,338

Diversified Financial Services 3.8%
Intercontinental Exchange, Inc.	179,320	45,952,543

Health Care Equipment & Supplies 4.1%
♦Medtronic PLC	657,936	50,608,437

Health Care Providers & Services 3.8%
♦McKesson Corp.	236,390	46,623,200

Hotels, Restaurants & Leisure 2.4%
Las Vegas Sands Corp.	655,100	28,719,584

Household Durables 3.4%
Whirlpool Corp.	287,245	42,187,673

Industrial Conglomerates 3.8%
♦General Electric Co.	1,509,770	47,029,335

Machinery 2.8%
Pentair PLC	699,820	34,662,085

	Shares	Value

Media 11.8%
♦Comcast Corp. Class A	941,120	$53,107,401
Grupo Televisa S.A.B., Sponsored ADR	935,860	25,464,751
Liberty Media Corp. Class C (a)	559,670	21,312,234
Omnicom Group, Inc.	588,250	44,506,995

		144,391,381

Oil, Gas & Consumable Fuels 7.9%
♦Chevron Corp.	711,000	63,961,560
Occidental Petroleum Corp.	491,540	33,233,019

		97,194,579

Pharmaceuticals 13.4%
♦Allergan PLC (a)	195,810	61,190,625
Mallinckrodt PLC (a)	356,800	26,627,984
♦Novartis A.G., Sponsored ADR	593,940	51,102,597
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	381,590	25,047,568

		163,968,774

Real Estate Investment Trusts 3.3%
American Tower Corp.	418,930	40,615,263

Software 4.4%
♦Oracle Corp.	1,478,690	54,016,546

Technology Hardware, Storage & Peripherals 4.3%
♦Apple, Inc.	497,930	52,412,112

Total Common Stocks (Cost $1,239,111,317)		1,203,581,510

	Principal Amount
Short-Term Investment 1.6%
Repurchase Agreement 1.6%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $18,730,048 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 6/30/20, with a Principal Amount of $19,060,000 and a Market Value of $18,988,525)	$18,729,986	18,729,986

Total Short-Term Investment (Cost $18,729,986)		18,729,986

Total Investments (Cost $1,257,841,303) (b)	99.8%	1,222,311,496
Other Assets, Less Liabilities	0.2	3,038,222
Net Assets	100.0%	$1,225,349,718

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-245

Portfolio of Investments December 31, 2015 (continued)

(a)	Non-income producing security.

(b)	As of December 31, 2015, cost was $1,258,829,289 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$43,409,562
Gross unrealized depreciation	(79,927,355)

Net unrealized depreciation	$(36,517,793)

The following abbreviation is used in the preceding pages:

ADR—American	Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,203,581,510	$—	$—	$1,203,581,510
Short-Term Investment
Repurchase Agreement	—	18,729,986	—	18,729,986

Total Investments in Securities	$1,203,581,510	$18,729,986	$—	$1,222,311,496

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-246	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $1,257,841,303)	$1,222,311,496
Receivables:
Dividends and interest	2,399,609
Investment securities sold	2,353,555
Fund shares sold	147,473

Total assets	1,227,212,133

Liabilities
Payables:
Fund shares redeemed	817,418
Manager (See Note 3)	799,240
NYLIFE Distributors (See Note 3)	122,697
Shareholder communication	77,651
Professional fees	35,215
Custodian	3,036
Trustees	1,586
Accrued expenses	5,572

Total liabilities	1,862,415

Net assets	$1,225,349,718

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$79,083
Additional paid-in capital	1,079,542,413

1,079,621,496
Undistributed net investment income	12,518,629
Accumulated net realized gain (loss) on investments	168,739,400
Net unrealized appreciation (depreciation) on investments	(35,529,807)

Net assets	$1,225,349,718

Initial Class
Net assets applicable to outstanding shares	$655,689,987

Shares of beneficial interest outstanding	42,095,266

Net asset value per share outstanding	$15.58

Service Class
Net assets applicable to outstanding shares	$569,659,731

Shares of beneficial interest outstanding	36,987,744

Net asset value per share outstanding	$15.40

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-247

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$24,388,266
Interest	172

Total income	24,388,438

Expenses
Manager (See Note 3)	9,976,445
Distribution and service—Service Class (See Note 3)	1,546,331
Shareholder communication	174,219
Professional fees	90,251
Trustees	26,251
Custodian	13,669
Miscellaneous	42,579

Total expenses	11,869,745

Net investment income (loss)	12,518,693

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	169,138,072
Net change in unrealized appreciation (depreciation) on investments	(231,497,552)

Net realized and unrealized gain (loss) on investments	(62,359,480)

Net increase (decrease) in net assets resulting from operations	$(49,840,787)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $24,956.

M-248	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,518,693	$33,369,913
Net realized gain (loss) on investments	169,138,072	211,642,668
Net change in unrealized appreciation (depreciation) on investments	(231,497,552)	(132,614,530)

Net increase (decrease) in net assets resulting from operations	(49,840,787)	112,398,051

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(18,508,208)	(9,755,747)
Service Class	(14,861,750)	(7,471,955)

	(33,369,958)	(17,227,702)

From net realized gain on investments:
Initial Class	(76,274,377)	—
Service Class	(67,688,938)	—

	(143,963,315)	—

Total dividends and distributions to shareholders	(177,333,273)	(17,227,702)

Capital share transactions:
Net proceeds from sale of shares	46,359,570	69,083,233
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	177,333,273	17,227,702
Cost of shares redeemed	(140,912,193)	(135,713,693)

Increase (decrease) in net assets derived from capital share transactions	82,780,650	(49,402,758)

Net increase (decrease) in net assets	(144,393,410)	45,767,591

Net Assets
Beginning of year	1,369,743,128	1,323,975,537

End of year	$1,225,349,718	$1,369,743,128

Undistributed net investment income at end of year	$12,518,629	$33,369,894

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-249

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014		2013	2012	2011
Net asset value at beginning of year	$18.94	$17.64		$13.76	$12.15	$12.54

Net investment income (loss)	0.19 (a)	0.48	(a)(b)	0.28	0.29	0.25 (a)
Net realized and unrealized gain (loss) on investments	(0.95)	1.07		3.86	1.61	(0.46)

Total from investment operations	(0.76)	1.55		4.14	1.90	(0.21)

Less dividends and distributions:
From net investment income	(0.51)	(0.25)		(0.26)	(0.29)	(0.18)
From net realized gain on investments	(2.09)	—		—	—	—

Total dividends and distributions	(2.60)	(0.25)		(0.26)	(0.29)	(0.18)

Net asset value at end of year	$15.58	$18.94		$17.64	$13.76	$12.15

Total investment return	(3.78%)	8.88%		30.29%	15.58%	(1.44%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%	2.64	%(b)	1.54%	1.76%	2.01%
Net expenses	0.78%	0.79%		0.79%	0.79%	0.80%
Portfolio turnover rate	86%	68%		50%	60%	67%
Net assets at end of year (in 000’s)	$655,690	$722,647		$709,112	$604,786	$608,551

(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

	Service Class
	Year ended December 31,
	2015	2014		2013	2012	2011
Net asset value at beginning of year	$18.75	$17.48		$13.63	$12.05	$12.43

Net investment income (loss)	0.15 (a)	0.42	(a)(b)	0.20	0.22	0.22 (a)
Net realized and unrealized gain (loss) on investments	(0.95)	1.07		3.87	1.62	(0.45)

Total from investment operations	(0.80)	1.49		4.07	1.84	(0.23)

Less dividends and distributions:
From net investment income	(0.46)	(0.22)		(0.22)	(0.26)	(0.15)
From net realized gain on investments	(2.09)	—		—	—	—

Total dividends and distributions	(2.55)	(0.22)		(0.22)	(0.26)	(0.15)

Net asset value at end of year	$15.40	$18.75		$17.48	$13.63	$12.05

Total investment return	(4.02%)	8.61%		29.96%	15.29%	(1.69%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82%	2.36	%(b)	1.29%	1.51%	1.77%
Net expenses	1.03%	1.04%		1.04%	1.04%	1.05%
Portfolio turnover rate	86%	68%		50%	60%	67%
Net assets at end of year (in 000’s)	$569,660	$647,096		$614,863	$475,815	$451,841

(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

M-250	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Income Builder Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	–3.50%	8.14%	6.08%	0.63%
Service Class Shares	–3.74	7.87	5.81	0.88

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[2]	–0.87%	7.59%	4.98%
Russell 1000® Index[2]	0.92	12.44	7.40
Income Builder Composite Index[2]	0.08	5.63	5.11
Barclays U.S. Aggregate Bond Index[2]	0.55	3.25	4.51
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[3]	–1.29	7.29	5.78

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-251

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$968.30	$3.18	$1,022.00	$3.26

Service Class Shares	$1,000.00	$967.10	$4.41	$1,020.70	$4.53

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-252	MainStay VP Income Builder Portfolio

Portfolio Composition as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-259 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	Verizon Communications, Inc.

2.	National Grid PLC

3.	Philip Morris International, Inc.

4.	Welltower, Inc.

5.	AT&T, Inc.
6.	WEC Energy Group, Inc.

7.	BCE, Inc.

8.	Iron Mountain, Inc.

9.	PPL Corp.

10.	Vodafone Group PLC

M-253

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Portfolio, and Eric Sappenfield, William Priest, CFA, Michael Welhoelter, CFA, John Tobin and Kera Van Valen of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers for the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Income Builder Portfolio returned –3.50% for Initial Class shares and –3.74% for Service Class shares. Over the same period, both share classes underperformed the –0.87% return of the MSCI World Index,1 which is the Portfolio’s primary benchmark and a broad-based security-market index. Both share classes underperformed the 0.92% return of the Russell 1000® Index,1 which is a secondary benchmark of the Portfolio. Over the same period, both share classes underperformed the 0.55% return of the Barclays U.S. Aggregate Bond Index1 and the 0.08% return of the Income Builder Composite Index.1 The Barclays U.S. Aggregate Bond Index and the Income Builder Composite Index are additional benchmarks of the Portfolio. Both share classes underperformed the –1.29% return of the Average Lipper1 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the 12 months ended December 31, 2015.

Were there any changes to the Portfolio during the reporting period?

During the reporting period, MacKay Shields announced that effective September 2016, Taylor Wagenseil will no longer serve as a portfolio manager of the income portion of the Portfolio. Dan Roberts, Louis Cohen and Michael Kimble will continue to manage the income portion of the Portfolio.

What factors affected relative performance in the equity portion of the Portfolio during the reporting period?

The relative performance of the equity portion of the Portfolio was most significantly affected by stock selection and an overweight position relative to the MSCI World Index in the energy sector and stock selection and an underweight position in the consumer discretionary sector. Stock selection in consumer staples helped offset some of the losses. From a regional perspective, stock selection in the United States was the most significant detractor.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, Epoch did not use derivatives. MacKay Shields, on the other hand, had a sizeable short position in two-year U.S. Treasury securities through the use of U.S. Treasury futures. This position was used as a duration2 hedge which had a slightly negative impact on the Portfolio’s performance. Additionally MacKay Shields used currency forwards to minimize the Portfolio’s overall currency exposure, the currency hedge had a positive impact on the Portfolio’s performance during the period.

In the equity portion of the Portfolio, which market segments were the strongest positive contributors to the Portfolio’s relative performance and which market segments detracted the most?

The returns in the equity portion of the Portfolio are primarily the result of finding companies that can increase their free cash flow and are committed to returning a significant portion of that cash to shareholders. The majority of stocks in the equity portion of the Portfolio were able to achieve this and increase their dividends during the reporting period. We believe that understanding this steady approach is more helpful to understanding results than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

The most significant factors that detracted from the relative performance of the equity portion of the Portfolio were stock selection and an overweight position in the energy sector, which underperformed the market, and stock selection and an underweight position in the consumer discretionary sector, which outperformed the market.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance of the equity portion of the Portfolio and which stocks detracted the most.

Among the stocks that provided the most significant contributions were tobacco company Reynolds

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-254	MainStay VP Income Builder Portfolio

American, utility company TECO Energy and global tobacco company Imperial Tobacco. Reynolds American continued to benefit from its total tobacco portfolio approach. Management was keenly focused on innovation and building sustainable growth. Management announced its intention to acquire Lorillard in July 2014, and the deal closed in the second quarter of 2015. This made Reynolds a stronger number-two player in the United States. Pricing power, cost savings and relatively low capital expenditures drove attractive cash flow generation for the entire tobacco space. We believed that Reynolds was well positioned to take advantage of strong industry fundamentals and the company’s increased exposure to the growing premium and menthol segments. Reynolds continued to return cash to shareholders through an attractive and growing dividend. Going forward, debt reduction may also play a role in how cash is returned to shareholders.

TECO Energy is mainly a Florida-based regulated utility company with a small regulated gas utility in New Mexico. In mid-July 2015, the company announced that it had put itself up for sale. In early September, Emera Inc., a Canadian utility company based in Nova Scotia, announced that it had entered into an agreement to acquire TECO at a premium. In late September, TECO divested its coal mining unit, which had been the parent company’s plan since 2014. We expect the transaction to go through and the deal to close in the third quarter of 2016, prior to which dividends should continue to be paid quarterly with growing earnings and cash flow. We trimmed our position in TECO as the company’s share price had significantly appreciated after the acquisition bid.

Imperial Tobacco benefited from consolidation in the U.S. tobacco market. Imperial acquired the divested assets from the merger between Reynolds American and Lorillard and became the third-largest tobacco company in the United States in late June 2015. Despite the difficult global economic environment, Imperial continued to drive growth through a combination of pricing, brand migrations and innovation. Management remained committed to returning cash to shareholders through an attractive and growing dividend.

Among the most significant detractors from absolute performance in the equity portion of the Portfolio were Kinder Morgan, Potash and CenturyLink. Kinder Morgan is the largest energy infrastructure company in the United States. It provides pipeline transportation, storage, CO2 supply, and terminals services to other energy companies. Our shareholder yield strategies have held pipeline companies controlled by Kinder Morgan for many years. Since accessing the public markets, these entities have paid substantial and growing dividends. As recently as October, the company raised its dividend and continued to guide to a mid to high single-digit dividend growth rate. In late November 2015, Kinder Morgan increased its equity stake in a highly leveraged affiliate, which led Moody’s to change the company’s outlook to negative. This resulted in an increased cost of capital to fund growth projects. The company’s guidance for over $5 billion of cash flow after maintenance capital expenditures was unchanged, but management chose to significantly reduce the cash dividend and redirect the cash flow to fund growth. We sold the position that the equity portion of the Portfolio had in the company.

Shares in Canadian fertilizer producer Potash traded lower as negative sentiment pressured commodity producers generally. This occurred against a backdrop of lower industrial and agricultural commodity prices, a stronger U.S. dollar and weaker economic data from China. While the company’s financial performance was resilient during the reporting period and management reconfirmed its commitment to the dividend, uncertainty over the company’s critical annual contract with China, which is to be negotiated in the first quarter of 2016, reduced our confidence in the company. Late in the reporting period we reduced exposure to Potash in the equity portion of the Portfolio. We continued to monitor developments closely, especially in light of recent management comments, which may be construed as hinting at a possible realignment of capital-allocation priorities.

CenturyLink is a provider of fixed-line telephone, Internet, cable TV and IT services. Shares declined as investors grappled with the timing on a return to revenue growth. The company’s elongated timeline for a return to cash flow growth remained on track. Although the inflection point has taken longer than first projected, strategic revenues continued to grow and appeared to be poised to overtake the decline in traditional copper fixed-line losses during 2016. We became more comfortable with the company’s cash generation, as recently passed tax legislation dramatically reduces cash tax payments through 2019, providing more free-cash-flow certainty. CenturyLink completed a $1 billion share repurchase

M-255

program during 2015. The company remained dedicated to its dividend, and cash flow generation remained supportive.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio made several significant purchases during 2015, including Taiwan Semiconductor and Agrium. Taiwan Semiconductor, one of the world’s largest semiconductor manufacturers, recently increased its dividend. We believe that the dividend may continue to rise if growth in operating cash flow continues.

With headquarters in Calgary, Alberta, Agrium is a large producer and retail distributor of fertilizer, crop-protection chemicals and seeds, generating revenues across North America, South America and Australia. We believe that free cash flow generation going forward could be materially enhanced by a significant slowdown in capital spending following the completion of several projects that we expect to drive future growth in earnings and cash flow. The company paid an attractive dividend with a track record of dividend growth. The company also had an ongoing share repurchase program.

We exited several positions, including pipeline company Targa Resources Partners and mining company BHP Billiton. Falling commodity prices increased Targa’s business and financial risks and reduced the cash flow coverage of the company’s dividend. We exited Targa and used the proceeds to fund other purchases to enhance yield in the equity portion of the Portfolio.

BHP Billiton faced headwinds over the course of 2015 because of slumping commodity prices and concerns about Chinese demand. The company’s low-cost position with tier-one assets and defensive actions (cost-cutting and capital-spending reductions) supported free cash flow generation, and management frequently reiterated its commitment to the dividend. Even so, the decline in iron-ore prices in 2015 to multiyear lows raised concerns about the sustainability of BHP Billiton’s dividend, and we decided to remove the position from the equity portion of the Portfolio. The company also experienced a major mining accident in November 2015 that placed an added and unexpected strain on cash flow.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the equity portion of the Portfolio reduced its exposure to utilities, consumer discretionary and materials, among others. In the equity portion of the Portfolio, the largest increases in sector weightings during the reporting period were in financials, industrials and telecommunication services.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

The equity portion of the Portfolio continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. That stock-by-stock process often results in the Portfolio having a different composition than the benchmark in terms of types of companies held. The benchmark contains many companies that either lack free cash flow or that use their free cash flow primarily to reinvest and make acquisitions. The composition of the Portfolio may also differ in terms of sector weights.

As of December 31, 2015, the equity portion of the Portfolio had less exposure than the MSCI World Index in information technology, consumer discretionary and health care. As of the same date, the equity portion of the Portfolio had more exposure than the Index in utilities and telecommunication services. Our positioning in the equity portion of the Portfolio remains consistent with past practices of seeking high-quality companies producing shareholder-yield returns in a steadily improving global economy.

What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period the strategy of the fixed-income portion of the Portfolio has been to maintain long positions in credit, including high-yield bonds and bank loans, combined with a short duration posture and yield curve3 flattening bias. An overweight

3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-256	MainStay VP Income Builder Portfolio

position relative to the Barclays U.S. Aggregate Bond Index in high-yield bonds lagged as the asset class underperformed most high-grade indices. What’s more, hard-asset industries such as energy and metals & mining underperformed, and the Portfolio’s overweight position in these industries hurt relative performance. Although the fixed-income portion of the Portfolio was not overweight among higher-quality financials and shorter-duration bonds, our positions in these securities performed well, which helped performance relative to the Barclay’s U.S. Aggregate Bond Index. During the reporting period, the fixed-income portion of the Portfolio continued to trim its exposure to weaker credit profiles when we believed that such reductions were necessary.

Toward the end of the reporting period, the shorter-duration positioning of the fixed-income portion of the Portfolio helped offset some of the effects from its higher-beta4 credit allocation. The two-year U.S. Treasury note rose 41 basis points during the fourth quarter of 2015 as the markets quickly priced in the probability of a Federal Reserve increase in the target federal funds range. The yield curve flattened as yield on longer-maturity bonds rose less than yields on shorter-maturity securities.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

In order to reduce the duration of the fixed-income portion of the Portfolio and minimize the sensitivity to a move in interest rates, we maintained a sizeable short position in two-year U.S. Treasury securities through the use of U.S. Treasury futures and interest-rate swaps. At the end of the reporting period, the duration of the fixed-income portion of the Portfolio was just longer than one year.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period, there were many events that had to be considered regarding the impact on the positioning of the fixed-income portion of the Portfolio. Among these were inconsistent economic data, global central bank monetary policy, volatility in energy prices, China’s slowing economy and a flattening yield curve. Even so, we believe that corporate bonds (both investment grade and high yield) warranted an overweight position relative to government-related securities, as the current low-interest-rate environment has sparked healthy demand for higher-yielding products. In addition, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt, and smaller funding gaps. In turn, strengthening credit fundamentals supported the narrowing of spreads.5 (The spread to U.S. Treasury securities is a measure of the compensation required to assume credit risk.) In our opinion, narrower spreads were also supported by a favorable supply/demand balance for corporate debt.

As a result, we have not made any major shifts in the positioning of the fixed-income portion of the Portfolio during the reporting period. We continued to favor a credit bias in the fixed-income portion of the Portfolio. During the reporting period, however, we did reduce our position in emerging markets because of idiosyncratic risks that had bubbled up in that sector.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

In the fixed-income portion of the Portfolio, our position in loans held up well in a volatile market. Our position in high-yield corporate bonds detracted from the performance of the fixed-income portion of the Portfolio because of wider spreads relative to comparable-duration U.S. Treasury securities. The position’s yield advantage was insufficient to overcome the widening-spread effect. Within the high-yield bond position in the fixed-income portion of the Portfolio, the energy sector was biggest detractor. The outlook for companies involved in the exploration/production of gas and oil was clouded by an unfavorable supply/demand imbalance that led to price declines. In the fixed-income portion of the Portfolio, Basic Energy Services, Chesapeake Energy, and Samson Investment were among these weak

4.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-257

performers. Some positions within the basic industry sector were negatively affected by lower commodity prices.

Positive contributors in the high-yield sector included homebuilders and related entities, such as KB Homes and Building Materials Corporation, which benefited from an upturn in housing. In the investment-grade bond position in the fixed-income portion of the Portfolio, lower interest rates enabled banks to preserve margins and profitability. Securities that benefited include Goldman Sachs, JPMorgan Chase, Bank of America and Morgan Stanley.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio purchased bonds of oil and gas pipeline operator Targa Resources Partners. Targa’s bonds became less expensive as energy prices fell. The company has minimal exposure to oil and gas prices because it makes its money on the transfer of oil and gas through their network of pipelines.

In the fixed-income portion of the Portfolio, we sold positions in pipeline company Energy Transfer Partners and insurance company Liberty Mutual. Energy Transfer’s partnership is being liquidated, so we sold the bonds on a relative-value trade to buy the bonds of Targa Resources Partners. With the prospect of the Liberty Mutual bonds not being called in 2017 as we had previously anticipated, we sold the bonds with the expectation that the duration would lengthen, which could increase volatility as the call became less likely.

How did sector weightings in the fixed-income portion of the Portfolio change during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio reduced its positon in emerging-market corporate bonds. Even with the recent performance improvements in emerging markets,

elevated idiosyncratic risks and weak commodity prices remained overriding concerns.

Though the fixed-income portion of the Portfolio selectively increased its position in domestic high-yield corporate bonds, we pared back exposure to companies with weaker credit profiles and selectively participated in the new-issue market. We also moderately increased exposure to investment-grade credits.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

In spite of increased volatility in the markets, our baseline view on Federal Reserve policy, economic fundamentals and valuations in the credit markets has not changed. We firmly believe that economic growth will continue to be moderate while the Federal Reserve remains highly accommodative (though the Federal Reserve has begun to raise the target federal fund range, it remains at historically low levels). Our central belief is that monetary policy plays a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates.

As of December 31, 2015, the fixed-income portion of the Portfolio maintained an overweight position relative to the Barclays U.S. Aggregate Bond Index in spread product, specifically in high-yield bonds. The increased volatility experienced in the second half of the reporting period created a wider disparity between spreads and defaults, increasing our conviction in the overweight position in high-yield securities in the fixed-income portion of the Portfolio. As of the same date, the fixed-income portion of the Portfolio held underweight positions relative to the benchmark in sectors that are more interest-rate sensitive, such as U.S. Treasury securities and agency securities. As of December 31, 2015, the duration of the fixed-income portion of the Portfolio was well below that of the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-258	MainStay VP Income Builder Portfolio

Portfolio of Investments December 31, 2015

	Principal Amount	Value
Long-Term Bonds 41.4%† Asset-Backed Securities 0.5%
Home Equity 0.4%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.281%, due 10/25/36 (a)	$213,553	$202,895
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.291%, due 5/25/37 (a)	235,601	166,672
GSAA Home Equity Trust Series 2006-14, Class A1 0.271%, due 9/25/36 (a)	2,331,517	1,151,659
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.321%, due 4/25/37 (a)	18,475	15,975
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.321%, due 3/25/47 (a)	216,983	131,756
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 0.271%, due 11/25/36 (a)	287,299	130,285
Soundview Home Loan Trust Series 2006-EQ2, Class A2 0.331%, due 1/25/37 (a)	457,230	310,127
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.331%, due 9/25/37 (a)	343,950	151,537

		2,260,906

Student Loans 0.1%
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.713%, due 5/25/29 (a)	264,928	254,973

Total Asset-Backed Securities (Cost $3,070,082)		2,515,879

Convertible Bonds 0.3%
Household Products & Wares 0.3%
Jarden Corp. 1.125%, due 3/15/34	1,200,000	1,478,250

Transportation 0.0%‡
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	340,000	193,375

Total Convertible Bonds (Cost $1,572,181)		1,671,625

	Principal Amount	Value
Corporate Bonds 36.4%
Aerospace & Defense 0.6%
KLX, Inc. 5.875%, due 12/1/22 (b)	$1,355,000	$1,287,250
TransDigm, Inc. 7.50%, due 7/15/21	725,000	750,375
Triumph Group, Inc. 4.875%, due 4/1/21	1,450,000	1,168,156

		3,205,781

Agriculture 0.0%‡
Reynolds American, Inc. 8.125%, due 6/23/19	165,000	194,158

Airlines 1.1%
American Airlines Group, Inc. 4.625%, due 3/1/20 (b)	1,400,000	1,333,500
Continental Airlines, Inc.
Series 2009-2, Class A 7.25%, due 5/10/21	324,234	365,412
Series 2003-ERJ1 7.875%, due 1/2/20	533,408	554,744
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	1,155,787	1,287,894
U.S. Airways Group, Inc.
Series 2012-1,Class A, Pass Through Trust 5.90%, due 4/1/26	896,926	991,103
Series 2010-1,Class A, Pass Through Trust 6.25%, due 10/22/24	532,114	595,967
United Airlines, Inc. Series 2014-2, Class B Pass Through Trust 4.625%, due 3/3/24	500,000	501,250

		5,629,870

Auto Manufacturers 0.7%
Ford Motor Co.
6.625%, due 10/1/28	500,000	577,304
7.45%, due 7/16/31	455,000	561,476
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	150,000	167,270
General Motors Financial Co., Inc. 3.45%, due 4/10/22	1,500,000	1,438,889
Navistar International Corp. 8.25%, due 11/1/21	1,175,000	781,375

		3,526,314

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-259

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Auto Parts & Equipment 0.8%
Dana Holding Corp. 5.375%, due 9/15/21		$1,385,000	$1,374,612
Goodyear Tire & Rubber Co. (The) 6.50%, due 3/1/21		300,000	315,375
MPG Holdco I, Inc. 7.375%, due 10/15/22		1,250,000	1,262,500
Schaeffler Finance B.V. 4.75%, due 5/15/23 (Germany) (b)		1,245,000	1,220,100

			4,172,587

Banks 3.7%
Bank of America Corp.
6.11%, due 1/29/37		980,000	1,112,006
7.625%, due 6/1/19		680,000	787,656
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21 (United Kingdom)	GBP	525,000	998,083
Capital One Financial Corp. 5.55%, due 12/29/49 (a)		$1,695,000	1,686,525
CIT Group, Inc.
3.875%, due 2/19/19		890,000	885,550
4.25%, due 8/15/17		200,000	204,500
6.625%, due 4/1/18 (b)		400,000	422,000
Citigroup, Inc.
4.05%, due 7/30/22		105,000	107,401
6.30%, due 12/29/49 (a)		1,255,000	1,223,625
Discover Bank 8.70%, due 11/18/19		795,000	940,510
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23		1,330,000	1,345,102
HSBC Holdings PLC 6.375%, due 12/29/49 (United Kingdom) (a)		265,000	261,687
JPMorgan Chase & Co. 6.125%, due 12/29/49 (a)		1,345,000	1,360,131
Mellon Capital III 6.369%, due 9/5/66 (a)	GBP	900,000	1,340,048
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (Japan) (b)		$1,000,000	1,029,398
Morgan Stanley
4.875%, due 11/1/22		495,000	525,320
5.00%, due 11/24/25		1,150,000	1,220,780
5.45%, due 7/29/49 (a)		1,275,000	1,244,719
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24 (United Kingdom)		585,000	592,696
6.125%, due 12/15/22 (United Kingdom)		550,000	598,784
Wells Fargo & Co. 5.90%, due 12/29/49 (a)		1,005,000	1,013,794

			18,900,315

	Principal Amount		Value
Beverages 0.1%
Constellation Brands, Inc. 4.25%, due 5/1/23		$760,000	$760,000

Biotechnology 0.2%
Biogen, Inc. 3.625%, due 9/15/22		1,240,000	1,253,734

Building Materials 0.6%
USG Corp.
6.30%, due 11/15/16		2,265,000	2,339,971
9.75%, due 1/15/18		545,000	606,313

			2,946,284

Chemicals 0.4%
Dow Chemical Co. (The)
4.125%, due 11/15/21		710,000	744,357
8.55%, due 5/15/19		125,000	147,331
Hexion, Inc. 6.625%, due 4/15/20		390,000	303,225
WR Grace & Co. 5.125%, due 10/1/21 (b)		765,000	772,650

			1,967,563

Commercial Services 1.0%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23		1,380,000	1,383,450
Hertz Corp. (The)
5.875%, due 10/15/20		277,000	285,656
7.375%, due 1/15/21		1,200,000	1,245,000
Service Corporation International 5.375%, due 1/15/22		1,005,000	1,047,712
United Rentals North America, Inc.
4.625%, due 7/15/23		715,000	713,213
6.125%, due 6/15/23		605,000	618,613

			5,293,644

Computers 0.2%
NCR Corp. 5.00%, due 7/15/22		1,325,000	1,285,250

Cosmetics & Personal Care 0.2%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (France) (b)		800,000	832,000

Diversified Financial Services 0.4%
Alterra Finance LLC 6.25%, due 9/30/20		75,000	83,750
GE Capital Trust II Series Reg S 5.50%, due 9/15/67 (a)	EUR	810,000	919,052

M-260	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (a)	GBP	490,000	$743,848
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)		$425,000	421,931

			2,168,581

Electric 0.8%
Calpine Corp. 5.75%, due 1/15/25		1,185,000	1,045,762
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)		1,490,000	1,500,478
Great Plains Energy, Inc. 5.292%, due 6/15/22 (c)		500,000	546,773
Puget Energy, Inc. 5.625%, due 7/15/22		350,000	388,283
♦WEC Energy Group, Inc. 6.25%, due 5/15/67 (a)		681,520	507,732

			3,989,028

Engineering & Construction 0.1%
MasTec, Inc. 4.875%, due 3/15/23		785,000	679,025

Entertainment 0.5%
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21		880,000	877,800
Pinnacle Entertainment, Inc. 7.75%, due 4/1/22		1,300,000	1,412,938
Scientific Games International, Inc. 7.00%, due 1/1/22 (b)		110,000	105,050

			2,395,788

Finance—Auto Loans 0.2%
Ally Financial, Inc. 8.00%, due 11/1/31		1,045,000	1,206,975

Finance—Consumer Loans 0.6%
Navient Corp. 8.00%, due 3/25/20		750,000	741,000
OneMain Financial Holdings, Inc. 7.25%, due 12/15/21 (b)		1,190,000	1,192,975
Springleaf Finance Corp.
6.00%, due 6/1/20		345,000	327,750
7.75%, due 10/1/21		800,000	788,000

			3,049,725

Finance—Credit Card 0.1%
American Express Co. 6.80%, due 9/1/66 (a)		700,000	705,250

	Principal Amount	Value
Finance—Investment Banker/Broker 0.2%
Jefferies Group LLC
5.125%, due 1/20/23	$320,000	$317,480
6.45%, due 6/8/27	435,000	459,732

		777,212

Finance—Other Services 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22	145,000	141,738
6.00%, due 8/1/20	945,000	952,938

		1,094,676

Food 1.3%
Kerry Group Financial Services 3.20%, due 4/9/23 (Ireland) (b)	1,290,000	1,240,590
Kraft Heinz Foods Co. 4.875%, due 2/15/25 (b)	831,000	883,332
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (b)	955,000	928,738
Smithfield Foods, Inc. 6.625%, due 8/15/22	190,000	197,125
Tyson Foods, Inc. 3.95%, due 8/15/24	1,810,000	1,858,343
Whole Foods Market, Inc. 5.20%, due 12/3/25 (b)	1,480,000	1,477,810

		6,585,938

Food Services 0.3%
Aramark Services, Inc. 5.75%, due 3/15/20	1,250,000	1,292,969

Hand & Machine Tools 0.2%
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (b)	1,110,000	1,035,075

Health Care—Products 0.5%
Alere, Inc.
6.50%, due 6/15/20	500,000	480,000
7.25%, due 7/1/18	825,000	843,563
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	450,000	398,250
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC
4.875%, due 4/15/20 (b)	500,000	481,250
5.75%, due 8/1/22 (b)	450,000	432,000

		2,635,063

Health Care—Services 1.2%
CHS / Community Health Systems, Inc. 5.125%, due 8/1/21	1,425,000	1,417,875
Cigna Corp. 4.375%, due 12/15/20	135,000	143,772

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-261

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (Germany) (b)	$1,155,000	$1,235,850
HCA, Inc. 5.00%, due 3/15/24	1,675,000	1,670,812
Tenet Healthcare Corp.
4.012%, due 6/15/20 (a)(b)	700,000	682,500
6.00%, due 10/1/20	975,000	1,026,188

		6,176,997

Home Builders 1.9%
Beazer Homes USA, Inc.
5.75%, due 6/15/19	410,000	377,200
7.25%, due 2/1/23	500,000	440,000
CalAtlantic Group, Inc. 8.375%, due 5/15/18	800,000	892,800
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (b)	2,225,000	1,913,500
KB Home 7.50%, due 9/15/22	590,000	587,050
Lennar Corp.
4.50%, due 6/15/19	1,100,000	1,118,562
4.50%, due 11/15/19	200,000	203,375
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,127,500
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (b)	1,255,000	1,286,375
Toll Brothers Finance Corp. 5.875%, due 2/15/22	670,000	703,500
TRI Pointe Holdings, Inc. / TRI Pointe Group, Inc. 5.875%, due 6/15/24	1,430,000	1,390,675

		10,040,537

Household Products & Wares 0.1%
Spectrum Brands, Inc. 5.75%, due 7/15/25 (b)	430,000	440,750

Insurance 3.3%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	1,725,000	1,897,500
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	730,000	701,041
Genworth Holdings, Inc.
4.90%, due 8/15/23	870,000	578,550
6.15%, due 11/15/66 (a)	565,000	152,550
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41	1,725,000	2,002,239

	Principal Amount	Value
Insurance (continued)
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (b)	$145,000	$147,330
6.50%, due 3/15/35 (b)	130,000	153,413
7.80%, due 3/7/87 (b)	1,195,000	1,362,300
Oil Insurance, Ltd. 3.585%, due 12/29/49 (a)(b)	580,000	510,400
Pacific Life Insurance Co. 7.90%, due 12/30/23 (b)	1,000,000	1,234,236
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	1,450,000	1,446,375
Protective Life Corp. 8.45%, due 10/15/39	725,000	956,247
Provident Cos., Inc. 7.25%, due 3/15/28	925,000	1,075,787
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	795,000	812,887
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (Switzerland) (a)(b)	600,000	606,240
Validus Holdings, Ltd. 8.875%, due 1/26/40	740,000	925,201
Voya Financial, Inc. 5.50%, due 7/15/22	840,000	939,948
XLIT, Ltd.
4.45%, due 3/31/25 (Ireland)	985,000	964,564
6.50%, due 10/29/49 (Ireland) (a)	945,000	686,306

		17,153,114

Iron & Steel 0.4%
AK Steel Corp. 8.75%, due 12/1/18	800,000	720,000
ArcelorMittal 8.00%, due 10/15/39 (Luxembourg)	1,000,000	682,500
Cliffs Natural Resources, Inc.
5.90%, due 3/15/20	465,000	88,350
5.95%, due 1/15/18	275,000	72,875
United States Steel Corp. 7.375%, due 4/1/20	650,000	337,740

		1,901,465

Lodging 0.8%
MGM Resorts International 6.75%, due 10/1/20	1,600,000	1,644,000
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	865,000	946,380
7.15%, due 12/1/19	125,000	143,843
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, due 3/1/25 (b)	1,445,000	1,287,856

		4,022,079

M-262	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Construction & Mining 0.2%
Terex Corp.
6.00%, due 5/15/21	$300,000	$276,000
6.50%, due 4/1/20	1,050,000	1,010,625

		1,286,625

Machinery—Diversified 0.3%
Zebra Technologies Corp. 7.25%, due 10/15/22	1,290,000	1,348,050

Media 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	690,000	708,975
CCO Safari II LLC 4.464%, due 7/23/22 (b)	1,335,000	1,330,341
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	1,275,000	1,243,125
DISH DBS Corp.
5.875%, due 7/15/22	725,000	676,062
7.125%, due 2/1/16	600,000	601,875
iHeartCommunications, Inc. 9.00%, due 3/1/21	1,080,000	753,300
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	355,000	435,972
Time Warner, Inc. 7.70%, due 5/1/32	115,000	143,539

		5,893,189

Mining 0.3%
Aleris International, Inc. 7.875%, due 11/1/20	710,000	541,020
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19 (United Kingdom)	650,000	758,817

		1,299,837

Miscellaneous—Manufacturing 0.7%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	1,390,000	1,390,000
Bombardier, Inc. 7.75%, due 3/15/20 (Canada) (b)	280,000	226,100
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (b)	1,305,000	939,600
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	1,295,000	919,450

		3,475,150

Oil & Gas 1.4%
Berry Petroleum Co. LLC 6.375%, due 9/15/22	640,000	155,200
California Resources Corp.
5.00%, due 1/15/20	94,000	33,488
8.00%, due 12/15/22 (b)	248,000	130,510

	Principal Amount		Value
Oil & Gas (continued)
CHC Helicopter S.A. 9.25%, due 10/15/20 (Canada)		$1,039,500	$498,960
Chesapeake Energy Corp. 6.625%, due 8/15/20		625,000	181,250
CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)		850,000	816,000
ConocoPhillips 6.50%, due 2/1/39		1,000,000	1,053,806
Denbury Resources, Inc. 6.375%, due 8/15/21		1,155,000	415,800
Eni S.p.A. 4.15%, due 10/1/20 (Italy) (b)		800,000	827,951
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, due 5/1/20		430,000	274,125
LINN Energy LLC / LINN Energy Finance Corp. 8.625%, due 4/15/20		2,075,000	355,344
Precision Drilling Corp.
6.50%, due 12/15/21 (Canada)		670,000	515,900
6.625%, due 11/15/20 (Canada)		295,000	230,100
SM Energy Co. 5.00%, due 1/15/24		875,000	568,750
Sunoco, L.P. / Sunoco Finance Corp.
5.50%, due 8/1/20 (b)		675,000	639,562
6.375%, due 4/1/23 (b)		775,000	728,500

			7,425,246

Oil & Gas Services 0.2%
Basic Energy Services, Inc. 7.75%, due 2/15/19		1,125,000	371,250
PHI, Inc. 5.25%, due 3/15/19		900,000	720,000

			1,091,250

Packaging & Containers 1.1%
Ball Corp. 5.00%, due 3/15/22		1,375,000	1,402,500
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	EUR	900,000	1,012,307
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)		$555,000	542,513
Rexam PLC 6.75%, due 6/29/67 (United Kingdom) (a)	EUR	525,000	572,763
Reynolds Group Issuer, Inc.
5.75%, due 10/15/20 (New Zealand)		$850,000	864,611
9.875%, due 8/15/19 (New Zealand)		455,000	458,413
Sealed Air Corp. 5.50%, due 9/15/25 (b)		750,000	765,000

			5,618,107

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-263

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 0.8%
Actavis Funding SCS 3.45%, due 3/15/22	$1,530,000	$1,531,669
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 2/1/25 (b)	1,380,000	1,359,300
Valeant Pharmaceuticals International, Inc.
5.875%, due 5/15/23 (b)	530,000	473,025
7.50%, due 7/15/21 (b)	650,000	648,375

		4,012,369

Pipelines 1.9%
Columbia Pipeline Group, Inc. 4.50%, due 6/1/25 (b)	1,325,000	1,200,768
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.25%, due 4/1/23 (b)	1,025,000	714,937
Energy Transfer Equity, L.P. 5.875%, due 1/15/24	880,000	717,200
Energy Transfer Partners, L.P. 7.60%, due 2/1/24	290,000	304,513
Hiland Partners, L.P. / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (b)	1,225,000	1,176,000
MPLX, L.P. 5.50%, due 2/15/23 (b)	925,000	809,375
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	975,000	678,633
Regency Energy Partners, L.P. / Regency Energy Finance Corp.
5.00%, due 10/1/22	125,000	110,735
5.50%, due 4/15/23	350,000	314,710
5.75%, due 9/1/20	660,000	644,761
5.875%, due 3/1/22	405,000	381,737
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	795,000	770,098
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.25%, due 11/15/23	965,000	743,050
Williams Cos., Inc. (The) 4.55%, due 6/24/24	430,000	298,669
Williams Partners, L.P. Finance Corp. 4.875%, due 5/15/23	1,225,000	993,065

		9,858,251

Real Estate Investment Trusts 0.4%
Corrections Corporation of America 5.00%, due 10/15/22	775,000	771,125
♦Iron Mountain, Inc. 5.75%, due 8/15/24	1,400,000	1,351,000

		2,122,125

	Principal Amount	Value
Retail 1.6%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	$525,000	$510,562
7.00%, due 5/20/22	610,000	590,175
Brinker International, Inc. 2.60%, due 5/15/18	835,000	831,711
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(d)	45,201	48,740
Dollar Tree, Inc. 5.75%, due 3/1/23 (b)	1,335,000	1,381,725
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	775,000	763,136
QVC, Inc. 4.85%, due 4/1/24	1,125,000	1,076,716
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp.
5.50%, due 6/1/24	1,080,000	869,400
5.75%, due 3/1/25	90,000	72,900
Tiffany & Co. 3.80%, due 10/1/24	2,000,000	1,970,736

		8,115,801

Semiconductors 0.8%
Freescale Semiconductor, Inc.
5.00%, due 5/15/21 (b)	190,000	194,275
6.00%, due 1/15/22 (b)	1,040,000	1,089,400
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (Netherlands) (b)	1,500,000	1,473,750
Sensata Technologies B.V. 5.00%, due 10/1/25 (b)	1,135,000	1,109,462

		3,866,887

Software 0.2%
First Data Corp.
5.00%, due 1/15/24 (b)	925,000	920,375
5.375%, due 8/15/23 (b)	200,000	201,000

		1,121,375

Telecommunications 2.2%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	945,000	946,039
CommScope Technologies Finance LLC 6.00%, due 6/15/25 (b)	475,000	457,188
CommScope, Inc. 5.00%, due 6/15/21 (b)	985,000	944,369
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	405,000	436,388
7.625%, due 6/15/21	575,000	609,500
Inmarsat Finance PLC 4.875%, due 5/15/22 (United Kingdom) (b)	1,170,000	1,140,750

M-264	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Intelsat Luxembourg S.A. 8.125%, due 6/1/23 (Luxembourg)	$1,100,000	$497,750
Sprint Communications, Inc. 6.00%, due 11/15/22	1,100,000	775,500
Sprint Corp. 7.25%, due 9/15/21	400,000	301,880
T-Mobile USA, Inc. 6.125%, due 1/15/22	1,600,000	1,644,000
Telecom Italia Capital S.A. 7.721%, due 6/4/38 (Italy)	135,000	140,738
Telefonica Emisiones SAU
4.57%, due 4/27/23 (Spain)	1,139,000	1,194,044
5.462%, due 2/16/21 (Spain)	175,000	195,582
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (b)	765,000	721,012
♦Verizon Communications, Inc. 5.15%, due 9/15/23	1,055,000	1,159,789

		11,164,529

Transportation 0.5%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (Germany) (b)	150,000	151,500
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	1,375,000	935,000
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)	1,445,000	1,336,625

		2,423,125

Total Corporate Bonds (Cost $200,977,483)		187,439,663

Loan Assignments 3.8% (e)
Auto Parts & Equipment 0.1%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	582,959	578,794

Commercial Services 0.1%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21	726,027	689,726

Entertainment 0.2%
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	1,078,000	987,448

	Principal Amount	Value
Health Care—Products 0.2%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	$1,063,800	$897,581

Health Care—Services 0.5%
MPH Acquisition Holdings LLC Term Loan 3.75%, due 3/31/21	1,932,961	1,878,194
U.S. Renal Care, Inc. 2015 Term Loan B TBD, due 11/6/22	600,000	594,750

		2,472,944

Household Products & Wares 0.9%
KIK Custom Products, Inc. 2015 Term Loan B 6.00%, due 8/26/22 (Canada)	3,491,250	3,351,600
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	1,489,716	1,478,543

		4,830,143

Iron & Steel 0.3%
Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	1,360,294	1,307,583

Machinery—Construction & Mining 0.2%
Terex Corp. 2015 USD Term Loan TBD, due 12/7/22	1,000,000	980,000

Media 0.2%
iHeartCommunications, Inc. Term Loan D 7.174%, due 1/30/19	1,136,165	795,316
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.50%, due 6/30/23 (United Kingdom)	504,991	493,488

		1,288,804

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.75%, due 8/5/20	597,147	572,142

Semiconductors 0.3%
Avago Technologies Cayman, Ltd. USD 2015 Term Loan B TBD, due 11/6/22 (Singapore)	1,425,000	1,406,199

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-265

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Telecommunications 0.7%
Level 3 Financing, Inc. 2015 Term Loan B2 3.50%, due 5/31/22	$3,500,000	$3,438,022

Total Loan Assignments (Cost $20,327,827)		19,449,386

Mortgage-Backed Securities 0.4%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.79%, due 4/10/49 (f)	290,000	293,472
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.652%, due 12/25/36 (a)(b)	109,479	96,854
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW16, Class A4 5.911%, due 6/11/40 (f)	228,895	234,321
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.345%, due 12/10/49 (f)	128,326	134,929
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	480,000	529,586
Morgan Stanley Capital I Trust Series 2007-IQ15, Class A4 6.114%, due 6/11/49 (f)	167,028	173,521
TimberStar Trust 1 Series 2006-1A, Class A 5.668%, due 10/15/36 (b)	160,000	164,100

		1,626,783

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	59,343	56,760
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.81%, due 2/25/42 (a)(b)(d)(g)	335,657	285,980
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.176%, due 11/25/36 (f)	217,454	188,391

		531,131

Total Mortgage-Backed Securities (Cost $1,966,508)		2,157,914

	Principal Amount	Value
U.S. Government & Federal Agency 0.0%‡
Federal National Mortgage Association (Mortgage Pass-Through Security) 0.0%‡
6.00%, due 4/1/37	$54,297	$59,564

Total U.S. Government & Federal Agency (Cost $54,202)		59,564

Total Long-Term Bonds (Cost $227,968,283)		213,294,031

	Shares
Common Stocks 43.1%
Aerospace & Defense 1.0%
BAE Systems PLC (United Kingdom)	414,610	3,053,646
Lockheed Martin Corp.	8,675	1,883,776

		4,937,422

Agriculture 3.5%
Altria Group, Inc.	58,495	3,404,994
British American Tobacco PLC (United Kingdom)	55,520	3,086,472
Imperial Tobacco Group PLC (United Kingdom)	71,925	3,802,832
♦Philip Morris International, Inc.	51,310	4,510,662
Reynolds American, Inc.	74,778	3,451,005

		18,255,965

Auto Manufacturers 0.4%
Daimler A.G. Registered (Germany)	26,780	2,257,823

Banks 1.6%
Commonwealth Bank of Australia (Australia)	27,860	1,736,394
Svenska Handelsbanken AB Class A (Sweden)	161,860	2,164,794
Wells Fargo & Co.	38,220	2,077,639
Westpac Banking Corp. (Australia)	94,941	2,321,798

		8,300,625

Beverages 0.9%
Coca-Cola Co. (The)	32,620	1,401,355
Diageo PLC (United Kingdom)	63,200	1,729,691
PepsiCo., Inc.	15,230	1,521,781

		4,652,827

Chemicals 1.9%
Agrium, Inc. (Canada)	15,430	1,378,516
BASF S.E. (Germany)	29,930	2,300,268
Dow Chemical Co. (The)	54,950	2,828,826
Potash Corporation of Saskatchewan, Inc. (Canada)	100,206	1,715,527
Yara International ASA (Norway)	35,510	1,536,073

		9,759,210

M-266	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Commercial Services 0.7%
Automatic Data Processing, Inc.	17,900	$1,516,488
R.R. Donnelley & Sons Co.	130,220	1,916,838

		3,433,326

Computers 0.4%
Seagate Technology PLC	61,565	2,256,973

Cosmetics & Personal Care 0.8%
Procter & Gamble Co. (The)	22,610	1,795,460
Unilever PLC (United Kingdom)	51,295	2,212,993

		4,008,453

Electric 5.4%
Ameren Corp.	59,175	2,558,135
Duke Energy Corp.	51,328	3,664,306
Entergy Corp.	44,665	3,053,299
♦PPL Corp.	123,440	4,213,007
Southern Co. (The)	39,515	1,848,907
SSE PLC (United Kingdom)	146,545	3,301,040
TECO Energy, Inc.	63,340	1,688,011
Terna Rete Elettrica Nazionale S.p.A. (Italy)	744,970	3,850,439
♦WEC Energy Group, Inc.	76,349	3,917,467

		28,094,611

Electrical Components & Equipment 0.3%
Emerson Electric Co.	32,430	1,551,127

Engineering & Construction 0.5%
Vinci S.A. (France)	40,590	2,608,735

Entertainment 0.3%
Regal Entertainment Group Class A	87,170	1,644,898

Environmental Controls 0.3%
Waste Management, Inc.	29,600	1,579,752

Finance—Other Services 0.6%
CME Group, Inc.	19,700	1,784,820
Singapore Exchange, Ltd. (Singapore)	261,822	1,421,842

		3,206,662

Food 0.6%
Nestle S.A. Registered (Switzerland)	18,520	1,378,461
Orkla ASA (Norway)	240,860	1,907,473

		3,285,934

Gas 1.2%
Gas Natural SDG S.A. (Spain)	80,970	1,655,610
♦National Grid PLC (United Kingdom)	330,970	4,574,212

		6,229,822

	Shares	Value
Health Care—Services 0.2%
Sonic Healthcare, Ltd. (Australia)	88,640	$1,154,258

Household Products & Wares 0.5%
Kimberly-Clark Corp.	20,310	2,585,463

Insurance 2.4%
Allianz S.E. Registered (Germany)	11,440	2,033,322
Arthur J. Gallagher & Co.	28,370	1,161,467
AXA S.A. (France)	71,030	1,947,550
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Germany)	20,290	4,069,356
SCOR S.E. (France)	80,800	3,030,302

		12,241,997

Investment Management/Advisory Services 0.3%
Aberdeen Asset Management PLC (United Kingdom)	320,060	1,365,483

Media 0.7%
ION Media Networks, Inc. (d)(g)(h)(i)	8	3,476
Pearson PLC (United Kingdom)	41,837	453,936
Shaw Communications, Inc. Class B (Canada)	80,340	1,381,869
Vivendi S.A. (France)	70,243	1,516,045

		3,355,326

Miscellaneous—Manufacturing 0.4%
Siemens A.G. Registered (Germany)	23,300	2,275,876

Oil & Gas 3.2%
ConocoPhillips	50,305	2,348,740
Exxon Mobil Corp.	24,390	1,901,201
Occidental Petroleum Corp.	44,300	2,995,123
Royal Dutch Shell PLC Class A, Sponsored ADR (Netherlands)	62,690	2,870,575
Statoil ASA (Norway)	213,170	2,979,007
Total S.A. (France)	71,710	3,215,816

		16,310,462

Pharmaceuticals 2.9%
AbbVie, Inc.	32,825	1,944,553
AstraZeneca PLC, Sponsored ADR (United Kingdom)	100,770	3,421,141
GlaxoSmithKline PLC (United Kingdom)	165,640	3,352,681
Merck & Co., Inc.	31,510	1,664,358
Pfizer, Inc.	43,890	1,416,769
Roche Holding A.G. (Switzerland)	6,295	1,737,159
Sanofi (France)	14,325	1,223,620

		14,760,281

Pipelines 0.3%
Enterprise Products Partners, L.P.	56,360	1,441,689

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-267

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts 2.5%
Corrections Corporation of America	85,790	$2,272,577
♦Iron Mountain, Inc.	107,950	2,915,729
Unibail-Rodamco S.E. (France)	11,837	3,015,288
♦Welltower, Inc.	65,620	4,464,129

		12,667,723

Retail 0.6%
McDonald’s Corp.	26,100	3,083,454

Savings & Loans 0.3%
People’s United Financial, Inc.	107,450	1,735,317

Semiconductors 1.1%
Microchip Technology, Inc.	37,280	1,735,011
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	83,895	1,908,611
Texas Instruments, Inc.	37,640	2,063,049

		5,706,671

Software 0.3%
Microsoft Corp.	28,895	1,603,095

Telecommunications 6.7%
♦AT&T, Inc.	129,460	4,454,719
♦BCE, Inc. (Canada)	111,390	4,303,613
CenturyLink, Inc.	112,600	2,833,016
Deutsche Telekom A.G. Registered (Germany)	99,680	1,807,981
Rogers Communications, Inc. Class B (Canada)	101,250	3,491,834
Singapore Telecommunications, Ltd. (Singapore)	587,196	1,519,860
Swisscom A.G. Registered (Switzerland)	6,490	3,259,255
Telstra Corp., Ltd. (Australia)	731,140	2,988,905
TELUS Corp. (Canada)	53,290	1,473,495
♦Verizon Communications, Inc.	91,517	4,229,916
♦Vodafone Group PLC	1,262,720	4,113,919

		34,476,513

Transportation 0.3%
Deutsche Post A.G. Registered (Germany)	56,990	1,607,494

Total Common Stocks (Cost $216,730,895)		222,435,267

	Principal Amount	Value
Short-Term Investment 14.2%
Repurchase Agreement 14.2%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $73,064,594 (Collateralized by United States Treasury Notes with a rate of 2.00% and a maturity date of 9/30/20, with a Principal Amount of $73,520,000 and a Market Value of $74,530,900)	$73,064,350	$73,064,350

Total Short-Term Investment (Cost $73,064,350)		73,064,350

Total Investments (Cost $517,763,528) (j)	98.7%	508,793,648
Other Assets, Less Liabilities	1.3	6,754,647
Net Assets	100.0%	$515,548,295

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2015.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, the total market value of these securities was $338,196, which represented 0.1% of the Portfolio’s net assets.

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2015.

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2015.

(g)	Illiquid security—As of December 31, 2015, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $289,456, which represented 0.1% of the Portfolio’s net assets.

(h)	Non-income producing security.

(i)	Restricted security.

M-268	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(j)	As of December 31, 2015, cost was $518,165,801 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$27,321,346
Gross unrealized depreciation	(36,693,499)

Net unrealized depreciation	$(9,372,153)

As of December 31, 2015, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Canadian Dollar vs. U.S. Dollar	2/18/16	JPMorgan Chase Bank	CAD	7,464,000	$5,593,898	$199,051
Euro vs. U.S. Dollar	2/18/16	JPMorgan Chase Bank	EUR	25,297,000	27,014,413	(507,000)
Pound Sterling vs. U.S. Dollar	2/18/16	JPMorgan Chase Bank	GBP	11,608,000	17,662,385	548,264
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$240,315

As of December 31, 2015, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
Euro Stoxx 50	675	March 2016	$24,075,312	$160,289
Nikkei 225	209	March 2016	16,310,329	(152,403)
Standard & Poor’s 500 Index Mini	585	March 2016	59,535,450	47,005
United States Treasury Bond	78	March 2016	11,992,500	(39,546)
			$111,913,591	$15,345

1.	As of December 31, 2015, cash in the amount of $6,203,773 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2015.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-269

Portfolio of Investments December 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,515,879	$—	$2,515,879
Convertible Bonds	—	1,671,625	—	1,671,625
Corporate Bonds (b)	—	187,390,923	48,740	187,439,663
Loan Assignments (c)	—	18,469,386	980,000	19,449,386
Mortgage-Backed Securities (d)	—	1,871,934	285,980	2,157,914
U.S. Government & Federal Agency	—	59,564	—	59,564

Total Long-Term Bonds	—	211,979,311	1,314,720	213,294,031

Common Stocks (e)	222,431,791	—	3,476	222,435,267
Short-Term Investment
Repurchase Agreement	—	73,064,350	—	73,064,350

Total Investments in Securities	222,431,791	285,043,661	1,318,196	508,793,648

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	747,315	—	747,315
Futures Contracts Long (f)	207,294	—	—	207,294

Total Investments in Securities and Other Financial Instruments	$222,639,085	$285,790,976	$1,318,196	$509,748,257

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (f)	$—	$(507,000)	$—	$(507,000)
Futures Contracts Long (f)	(191,949)	—	—	(191,949)

Total Other Financial Instruments	$(191,949)	$(507,000)	$—	$(698,949)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $48,740 is held in Retail within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $980,000 is held in Machinery—Construction & Mining within the Loan Assignments section of the Portfolio of Investments.

(d)	The Level 3 security valued at $285,980 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(e)	The Level 3 security valued at $3,476 is held in Media within the Common Stocks section of the Portfolio of Investments.

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

During the year ended December 31, 2015, foreign equity securities with a market value of $84,472,808 transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices in active markets compared with the prior year prices that were fair valued by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

M-270	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2015 (b)
Long-Term Bonds
Corporate Bonds Retail	$54,240	$(60)	$(62)	$(2,015)	$—	$(3,363)	$—	$—	$48,740	$1,058
Loan Assignments
Machinery—Construction & Mining	—	—	—	—	980,000	—	—	—	980,000	—
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	275,698	—	—	18,630	—	(8,348)	—	—	285,980	16,973
Common Stocks
Media	3,026	—	—	450	—	—	—	—	3,476	450

Total	$332,964	$(60)	$(62)	$17,065	$980,000	$(11,711)	$—	$—	$1,318,196	$18,481

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-271

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $444,699,178)	$435,729,298
Repurchase agreement, at value (identified cost $73,064,350)	73,064,350
Cash collateral on deposit at broker	6,203,773
Cash denominated in foreign currencies (identified cost $1,100,679)	1,084,338
Receivables:
Dividends and interest	4,110,313
Investment securities sold	465,960
Fund shares sold	64,927
Unrealized appreciation on foreign currency forward contracts	747,315

Total assets	521,470,274

Liabilities
Due to custodian	48,305
Payables:
Investment securities purchased	3,409,683
Fund shares redeemed	896,752
Variation margin on futures contracts	631,080
Manager (See Note 3)	250,407
NYLIFE Distributors (See Note 3)	65,781
Professional fees	49,137
Shareholder communication	32,366
Custodian	15,845
Trustees	656
Accrued expenses	8,847
Interest expense and fees payable	6,120
Unrealized depreciation on foreign currency forward contracts	507,000

Total liabilities	5,921,979

Net assets	$515,548,295

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$33,802
Additional paid-in capital	515,434,871

515,468,673
Undistributed net investment income	5,258,522
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	3,521,858
Net unrealized appreciation (depreciation) on investments and futures contracts	(8,954,535)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	253,777

Net assets	$515,548,295

Initial Class
Net assets applicable to outstanding shares	$206,198,282

Shares of beneficial interest outstanding	13,465,810

Net asset value per share outstanding	$15.31

Service Class
Net assets applicable to outstanding shares	$309,350,013

Shares of beneficial interest outstanding	20,336,384

Net asset value per share outstanding	$15.21

M-272	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Interest	$13,564,854
Dividends (a)	10,333,306

Total income	23,898,160

Expenses
Manager (See Note 3)	3,083,095
Distribution and service—Service Class (See Note 3)	788,252
Professional fees	105,425
Custodian	82,675
Shareholder communication	72,260
Trustees	10,664
Miscellaneous	52,371

Total expenses	4,194,742

Net investment income (loss)	19,703,418

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	7,588,867
Futures transactions	(3,525,083)
Foreign currency transactions	5,255,286

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	9,319,070

Net change in unrealized appreciation (depreciation) on:
Investments	(48,558,231)
Futures contracts	(524,139)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(705,476)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(49,787,846)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(40,468,776)

Net increase (decrease) in net assets resulting from operations	$(20,765,358)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $554,296.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-273

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,703,418	$20,421,088
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	9,319,070	25,349,329
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(49,787,846)	(10,451,210)

Net increase (decrease) in net assets resulting from operations	(20,765,358)	35,319,207

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(10,600,264)	(13,643,909)
Service Class	(14,412,899)	(13,300,854)

	(25,013,163)	(26,944,763)

From net realized gain on investments:
Initial Class	(7,932,289)	(9,759,412)
Service Class	(11,689,081)	(10,817,333)

	(19,621,370)	(20,576,745)

Total dividends and distributions to shareholders	(44,634,533)	(47,521,508)

Capital share transactions:
Net proceeds from sale of shares	95,581,277	98,771,619
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	44,634,533	47,521,508
Cost of shares redeemed	(78,328,747)	(46,862,036)

Increase (decrease) in net assets derived from capital share transactions	61,887,063	99,431,091

Net increase (decrease) in net assets	(3,512,828)	87,228,790

Net Assets
Beginning of year	519,061,123	431,832,333

End of year	$515,548,295	$519,061,123

Undistributed net investment income at end of year	$5,258,522	$4,902,301

M-274	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31, 2015
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$17.30	$17.70	$15.63	$14.18	$14.22

Net investment income (loss) (a)	0.64	0.80	0.69	0.68	0.64
Net realized and unrealized gain (loss) on investments	(1.36)	0.36	2.22	1.48	(0.13)
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	0.23	(0.08)	(0.04)	0.03

Total from investment operations	(0.58)	1.39	2.83	2.12	0.54

Less dividends and distributions:
From net investment income	(0.80)	(1.04)	(0.76)	(0.67)	(0.58)
From net realized gain on investments	(0.61)	(0.75)	—	—	—

Total dividends and distributions	(1.41)	(1.79)	(0.76)	(0.67)	(0.58)

Net asset value at end of year	$15.31	$17.30	$17.70	$15.63	$14.18

Total investment return	(3.50%)	8.10%	18.38%	15.00%	4.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.79%	4.44%	4.05%	4.44%	4.40%
Net expenses	0.63%	0.63%	0.64%	0.64%	0.65%
Portfolio turnover rate	35%	13%	22%	34%	31%
Net assets at end of year (in 000’s)	$206,198	$234,670	$234,999	$214,268	$209,222

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31, 2015
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$17.20	$17.57	$15.54	$14.12	$14.17

Net investment income (loss) (a)	0.59	0.74	0.63	0.63	0.60
Net realized and unrealized gain (loss) on investments	(1.35)	0.38	2.22	1.47	(0.13)
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	0.23	(0.08)	(0.04)	0.03

Total from investment operations	(0.62)	1.35	2.77	2.06	0.50

Less dividends and distributions:
From net investment income	(0.76)	(0.97)	(0.74)	(0.64)	(0.55)
From net realized gain on investments	(0.61)	(0.75)	—	—	—

Total dividends and distributions	(1.37)	(1.72)	(0.74)	(0.64)	(0.55)

Net asset value at end of year	$15.21	$17.20	$17.57	$15.54	$14.12

Total investment return	(3.74%)	7.83%	18.08%	14.71%	3.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.54%	4.12%	3.75%	4.17%	4.15%
Net expenses	0.88%	0.88%	0.89%	0.89%	0.90%
Portfolio turnover rate	35%	13%	22%	34%	31%
Net assets at end of year (in 000’s)	$309,350	$284,391	$196,833	$102,993	$66,764

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-275

MainStay VP International Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	6.17%	3.61%	4.35%	0.95%
Service Class Shares	5.90	3.35	4.09	1.20

Benchmark Performance	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S.[2]	–5.66%	1.06%	2.92%
MSCI EAFE® Index[2]	–0.81	3.60	3.03
Average Lipper Variable Products International Multi-Cap Growth Portfolio[3]	–0.05	3.32	3.74

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products International Multi-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth portfolios typically have above-average characteristics compared to the MSCI EAFE Index. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns with all dividend and capital gain distributions reinvested.

M-276	MainStay VP International Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,004.50	$4.80	$1,020.40	$4.84

Service Class Shares	$1,000.00	$1,003.20	$6.06	$1,019.20	$6.11

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.95% for Initial Class and 1.20% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-277

Country Composition as of December 31, 2015 (Unaudited)

United States	16.2%
United Kingdom	15.2
Germany	11.7
Japan	10.8
Switzerland	7.2
China	5.8
Ireland	4.9
Spain	4.8
Sweden	4.6
Israel	4.1
India	3.8

Denmark	2.4%
Italy	1.9
Jordan	1.3
Belgium	1.0
Thailand	1.0
Australia	0.9
Brazil	0.8
United Arab Emirates	0.3
Other Assets, Less Liabilities	1.3

100.0%

See Portfolio of Investments beginning on page M-281 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	Fresenius Medical Care A.G. & Co. KGaA

2.	Perrigo Co. PLC

3.	Check Point Software Technologies, Ltd.

4.	ICON PLC

5.	United Internet A.G. Registered
6.	TE Connectivity, Ltd.

7.	Whitbread PLC

8.	Hexagon AB Class B

9.	CyberAgent, Inc.

10.	Wirecard A.G.

M-278	MainStay VP International Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Edward Ramos, CFA, Carlos Garcia-Tunon, CFA, and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did the MainStay VP International Equity Portfolio perform relative to its benchmarks and peers during the reporting period?

For the 12 months ended December 31, 2015, MainStay VP International Equity Portfolio returned 6.17% for Initial Class shares and 5.90% for Service Class shares. Over the same period, both share classes outperformed the –5.66% return of the MSCI ACWI® (All Country World Index) Ex U.S.,1 which is the Portfolio’s primary benchmark and a broad-based securities-market index, and the –0.81% return of the MSCI EAFE Index,1 which is a secondary benchmark of the Portfolio. Both share classes outperformed the –0.05% return of the Average Lipper1 Variable Products International Multi-Cap Growth Portfolio for the 12 months ended December 31, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s relative performance benefited from positive stock selection and positive sector and country allocations. Stock selection on a country basis helped the Portfolio’s relative performance, with notable strength in China, Germany and Japan. Stock selection on a sector basis also contributed positively, with information technology, consumer discretionary and materials being the leading contributors. (Contributions take weightings and total returns into account.) The positive effects of sector allocation were driven by overweight allocations relative to the MSCI ACWI® Ex U.S. in health care and information technology and by the Portfolio’s underweight position in energy. The positive effects from country allocation were driven by overweight positions relative to the Index in Ireland and Israel and by an underweight position in Canada.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. were information technology, health care and materials. In each of these sectors, the Portfolio benefited from favorable stock selection and positive allocation effects. The Portfolio held overweight positions in the information technology and health care sectors, both of which outperformed the MSCI ACWI® Ex U.S. The Portfolio held an underweight position in the materials sector, which underperformed the Index.

The sectors that made the weakest contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. were industrials and telecommunication services. Both sectors suffered from unfavorable stock selection, with the allocation effect being positive for industrials and negative for telecommunication services. The Portfolio held a modestly overweight position in the industrials sector, which outperformed the MSCI ACWI® Ex U.S. but not enough to offset the negative impact from stock selection. The Portfolio held an underweight position in the telecommunication services sector, which outperformed the Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest positive contributions to the Portfolio’s absolute performance were Irish clinical-research outsourcing provider ICON, Chinese Internet company NetEase and Japanese apparel e-commerce operator Start Today. NetEase benefited from continued strong growth and business momentum relative to market expectations. ICON and Start Today both outperformed because of continued strong growth and strategy execution.

The most significant detractors from the Portfolio’s absolute performance were Brazilian health insurance and benefits provider Qualicorp, Panamanian airline operator Copa Holdings and Belgian pharmaceutical equipment and raw materials supplier Fagron. Quali- corp suffered from a weakening Brazilian macro backdrop and speculation over potentially negative regulatory changes. Copa Holdings suffered from slowing travel activity across Latin America and demand sensitivity to weakening local currencies. Fagron was hurt by specific health care reimbursement cuts announced in the United States.

Did the Portfolio make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included Swiss connectivity and sensor solutions provider TE Connectivity and Japanese Internet

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-279

media and e-commerce company CyberAgent. Notable sales during the period included German industrial gas and engineering group Linde and U.K. temporary power and temperature control provider Aggreko.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure to the information technology and consumer discretionary sectors. Over the same period, the Portfolio reduced its exposure to the industrials and materials sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the Portfolio held overweight positions relative to the MSCI ACWI® Ex U.S. in the information technology, health care and consumer discretionary sectors. As of the same date, the Portfolio held underweight positions in the financials, energy and telecommunication sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-280	MainStay VP International Equity Portfolio

Portfolio of Investments December 31, 2015

	Shares	Value
Common Stocks 96.2%†
Australia 0.9%
Gateway Lifestyle (Real Estate Management & Development)	685,896	$1,514,432
Veda Group, Ltd. (Professional Services)	1,585,245	3,234,470

		4,748,902

Belgium 1.0%
Ontex Group N.V. (Personal Products)	154,842	5,512,673

Brazil 0.8%
Qualicorp S.A. (Health Care Providers & Services)	1,275,197	4,554,448

China 5.8%
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	61,918	11,704,979
Mindray Medical International, Ltd., Sponsored ADR (Health Care Equipment & Supplies)	80,343	2,178,902
NetEase, Inc., Sponsored ADR (Internet Software & Services)	96,071	17,411,908

		31,295,789

Denmark 2.4%
Novo Nordisk A/S Class B (Pharmaceuticals)	222,308	12,945,738

Germany 11.7%
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	283,379	23,937,892
♦United Internet A.G. Registered (Internet Software & Services)	390,136	21,584,833
♦Wirecard A.G. (IT Services)	353,293	17,853,261

		63,375,986

India 3.8%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	373,411	7,131,674
Lupin, Ltd. (Pharmaceuticals)	234,556	6,496,038
Yes Bank, Ltd. (Banks)	647,358	7,103,630

		20,731,342

Ireland 4.9%
Experian PLC (Professional Services)	918,525	16,262,616
Paddy Power PLC (Hotels, Restaurants & Leisure)	43,019	5,755,034
Shire PLC (Pharmaceuticals)	70,213	4,862,806

		26,880,456

	Shares	Value
Israel 4.1%
♦Check Point Software Technologies, Ltd. (Software) (a)	274,217	$22,315,779

Italy 1.9%
De’Longhi S.p.A. (Household Durables)	136,309	4,098,862
DiaSorin S.p.A. (Health Care Equipment & Supplies)	121,141	6,378,440

		10,477,302

Japan 10.8%
♦CyberAgent, Inc. (Media)	445,400	18,639,394
Start Today Co., Ltd. (Internet & Catalog Retail)	416,786	13,627,597
Sysmex Corp. (Health Care Equipment & Supplies)	203,297	13,243,608
Tsuruha Holdings, Inc. (Food & Staples Retailing)	148,940	13,023,499

		58,534,098

Jordan 1.3%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	201,874	6,847,837

Spain 4.8%
Almirall S.A. (Pharmaceuticals)	275,788	5,583,645
Applus Services S.A. (Professional Services)	554,276	5,029,700
Grifols S.A. (Biotechnology)	330,909	15,330,400

		25,943,745

Sweden 4.6%
♦Hexagon AB Class B (Electronic Equipment, Instruments & Components)	533,337	19,889,295
Svenska Handelsbanken AB Class A (Banks)	390,176	5,218,401

		25,107,696

Switzerland 7.2%
DKSH Holding A.G. (Professional Services) (a)	104,289	6,596,154
Syngenta A.G. Registered (Chemicals)	17,396	6,813,549
♦TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	333,372	21,539,165
Tecan Group A.G. Registered (Life Sciences Tools & Services)	24,843	4,040,460

		38,989,328

Thailand 1.0%
Kasikornbank PCL (Banks)	1,359,838	5,687,248

United Arab Emirates 0.3%
Al Noor Hospitals Group PLC (Health Care Providers & Services)	115,528	1,887,050

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-281

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom 15.2%
Abcam PLC (Biotechnology)	590,573	$5,789,641
ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	885,613	13,564,880
HomeServe PLC (Commercial Services & Supplies)	507,692	3,096,294
Intertek Group PLC (Professional Services)	131,733	5,392,956
Jardine Lloyd Thompson Group PLC (Insurance)	38,278	521,972
Johnson Matthey PLC (Chemicals)	211,952	8,302,053
Prudential PLC (Insurance)	383,298	8,651,037
SABMiller PLC (Beverages)	276,101	16,564,009
♦Whitbread PLC (Hotels, Restaurants & Leisure)	320,671	20,804,988

		82,687,830

United States 13.7%
Accenture PLC Class A (IT Services)	124,793	13,040,869
♦ICON PLC (Life Sciences Tools & Services) (a)	277,922	21,594,539
♦Perrigo Co. PLC (Pharmaceuticals)	158,371	22,916,284
Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	5,567,400	16,773,929

		74,325,621

Total Common Stocks (Cost $443,028,412)		522,848,868

	Principal Amount	Value
Short-Term Investment 2.5%
Repurchase Agreement 2.5%
United States 2.5%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $13,322,398 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 9/30/20, with a Principal Amount of $13,405,000 and a Market Value of $13,589,319) (Capital Markets)	$13,322,353	$13,322,353

Total Short-Term Investment (Cost $13,322,353)		13,322,353

Total Investments (Cost $456,350,765) (b)	98.7%	536,171,221
Other Assets, Less Liabilities	1.3	7,089,158
Net Assets	100.0%	$543,260,379

(a)	Non-income producing security.

(b)	As of December 31, 2015, cost was $459,050,398 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$95,111,318
Gross unrealized depreciation	(17,990,495)

Net unrealized appreciation	$77,120,823

The following abbreviation is used in the preceding pages:

ADR —American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$522,848,868	$—	$—	$522,848,868
Short-Term Investment
Repurchase Agreement	—	13,322,353	—	13,322,353

Total Investments in Securities	$522,848,868	$13,322,353	$—	$536,171,221

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

During the year ended December 31, 2015, foreign equity securities with a market value of $300,396,029 transferred from Level 2 to Level 1 as the price of these securities were based on quoted prices in active markets compared with the prior year prices that were fair valued by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-282	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Banks	$18,009,279	3.3%
Beverages	16,564,009	3.0
Biotechnology	21,120,041	3.9
Capital Markets	13,322,353	2.5
Chemicals	15,115,602	2.8
Commercial Services & Supplies	3,096,294	0.6
Electronic Equipment, Instruments & Components	41,428,460	7.6
Food & Staples Retailing	13,023,499	2.4
Health Care Equipment & Supplies	21,800,951	4.0
Health Care Providers & Services	30,379,390	5.6
Hotels, Restaurants & Leisure	26,560,022	4.9
Household Durables	4,098,862	0.8
Insurance	9,173,009	1.7
Internet & Catalog Retail	13,627,597	2.5
Internet Software & Services	50,701,720	9.3
IT Services	30,894,130	5.7
Life Sciences Tools & Services	25,634,999	4.7
Media	18,639,394	3.4
Personal Products	5,512,673	1.0
Pharmaceuticals	59,652,347	11.0
Professional Services	36,515,897	6.7
Real Estate Management & Development	1,514,431	0.3
Semiconductors & Semiconductor Equipment	13,564,880	2.5
Software	22,315,779	4.1
Textiles, Apparel & Luxury Goods	16,773,929	3.1
Thrifts & Mortgage Finance	7,131,674	1.3

	536,171,221	98.7
Other Assets, Less Liabilities	7,089,158	1.3

Net Assets	$543,260,379	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-283

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $456,350,765)	$536,171,221
Cash denominated in foreign currencies (identified cost $7,309,067)	7,372,916
Receivables:
Dividends and interest	533,797
Fund shares sold	55,304

Total assets	544,133,238

Liabilities
Payables:
Manager (See Note 3)	404,746
Fund shares redeemed	247,613
NYLIFE Distributors (See Note 3)	64,050
Investment securities purchased	46,079
Professional fees	38,236
Custodian	36,734
Shareholder communication	32,458
Trustees	680
Accrued expenses	2,263

Total liabilities	872,859

Net assets	$543,260,379

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,871
Additional paid-in capital	544,499,019

544,537,890
Undistributed net investment income	727,328
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(81,863,285)
Net unrealized appreciation (depreciation) on investments	79,820,456
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	37,990

Net assets	$543,260,379

Initial Class
Net assets applicable to outstanding shares	$243,076,028

Shares of beneficial interest outstanding	17,311,221

Net asset value per share outstanding	$14.04

Service Class
Net assets applicable to outstanding shares	$300,184,351

Shares of beneficial interest outstanding	21,559,835

Net asset value per share outstanding	$13.92

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

M-284	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$9,117,572
Interest	143

Total income	9,117,715

Expenses
Manager (See Note 3)	4,801,476
Distribution and service—Service Class (See Note 3)	777,529
Custodian	138,192
Professional fees	83,358
Shareholder communication	70,906
Trustees	10,793
Miscellaneous	39,880

Total expenses	5,922,134

Net investment income (loss)	3,195,581

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	20,126,988
Foreign currency transactions	(1,283,895)

Net realized gain (loss) on investments and foreign currency transactions	18,843,093

Net change in unrealized appreciation (depreciation) on:
Investments (c)	8,887,602
Translation of other assets and liabilities in foreign currencies	134,150

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	9,021,752

Net realized and unrealized gain (loss) on investments and foreign currency transactions	27,864,845

Net increase (decrease) in net assets resulting from operations	$31,060,426

(a)	Dividends recorded net of foreign withholding taxes in the amount of $204,198.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $264,978.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $923,221.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-285

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,195,581	$3,904,139
Net realized gain (loss) on investments and foreign currency transactions	18,843,093	9,982,142
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	9,021,752	(30,161,090)

Net increase (decrease) in net assets resulting from operations	31,060,426	(16,274,809)

Dividends to shareholders:
From net investment income:
Initial Class	(2,234,244)	(1,608,637)
Service Class	(2,154,398)	(1,447,483)

Total dividends to shareholders	(4,388,642)	(3,056,120)

Capital share transactions:
Net proceeds from sale of shares	62,195,200	105,116,955
Net asset value of shares issued to shareholders in reinvestment of dividends	4,388,642	3,056,120
Cost of shares redeemed	(77,359,972)	(86,495,418)

Increase (decrease) in net assets derived from capital share transactions	(10,776,130)	21,677,657

Net increase (decrease) in net assets	15,895,654	2,346,728

Net Assets
Beginning of year	527,364,725	525,017,997

End of year	$543,260,379	$527,364,725

Undistributed net investment income at end of year	$727,328	$2,161,902

M-286	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$13.36	$13.81	$12.14	$10.34	$12.82

Net investment income (loss) (a)	0.10	0.12	0.10	0.13	0.29
Net realized and unrealized gain (loss) on investments	0.75	(0.44)	1.72	1.86	(2.35)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.04)	(0.00)‡	0.02	(0.02)

Total from investment operations	0.82	(0.36)	1.82	2.01	(2.08)

Less dividends:
From net investment income	(0.14)	(0.09)	(0.15)	(0.21)	(0.40)

Net asset value at end of year	$14.04	$13.36	$13.81	$12.14	$10.34

Total investment return	6.17%	(2.62%)	15.11%	19.48%	(16.04%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74%	0.85%	0.78%	1.14%	2.40%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Portfolio turnover rate	40%	38%	34%	42%	101%
Net assets at end of year (in 000’s)	$243,076	$217,936	$208,807	$180,124	$147,740

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$13.24	$13.70	$12.04	$10.26	$12.72

Net investment income (loss) (a)	0.07	0.08	0.07	0.10	0.26
Net realized and unrealized gain (loss) on investments	0.74	(0.44)	1.71	1.84	(2.33)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.04)	(0.00)‡	0.02	(0.02)

Total from investment operations	0.78	(0.40)	1.78	1.96	(2.09)

Less dividends:
From net investment income	(0.10)	(0.06)	(0.12)	(0.18)	(0.37)

Net asset value at end of year	$13.92	$13.24	$13.70	$12.04	$10.26

Total investment return	5.90%	(2.86%)	14.82%	19.18%	(16.25%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.48%	0.60%	0.55%	0.88%	2.17%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Portfolio turnover rate	40%	38%	34%	42%	101%
Net assets at end of year (in 000’s)	$300,184	$309,428	$316,211	$275,852	$255,937

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-287

MainStay VP Janus Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	0.70%	8.82%	0.59%
Service Class Shares	0.45	8.55	0.84

Benchmark Performance	One Year	Since Inception (2/17/12)
S&P 500® Index[3]	1.38%	13.47%
Barclays U.S. Aggregate Bond Index[3]	0.55	2.08
Janus Balanced Composite Index[3]	1.25	8.36
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	–1.42	6.37

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-288	MainStay VP Janus Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$999.20	$2.92	$1,022.30	$2.96

Service Class Shares	$1,000.00	$998.00	$4.18	$1,021.00	$4.23

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-289

Portfolio Composition as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-295 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 1.25%–2.75%, due 10/31/18–11/15/25

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–7.00%, due 1/1/25–10/1/45

3.	MasterCard, Inc. Class A

4.	Amgen, Inc.

5.	Microsoft Corp.
6.	Allergan PLC

7.	Alphabet, Inc. (Google) Class C

8.	NIKE, Inc. Class B

9.	AbbVie, Inc.

10.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.00%, due 1/15/32–11/20/45

M-290	MainStay VP Janus Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremiah Buckley, CFA, E. Marc Pinto, CFA, Mayur Saigal, R. Gibson Smith and Darrell Watters of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Balanced Portfolio perform relative to its benchmarks and peers for the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Janus Balanced Portfolio returned 0.70% for Initial Class shares and 0.45% for Service Class shares. Over the same period, both share classes underperformed the 1.38% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. For the 12 months ended December 31, 2015, Initial Class shares outperformed—and Service Class shares underperformed—the 0.55% return of Barclays U.S. Aggregate Bond Index,1 which is a secondary benchmark of the Portfolio. Over the same period, both share classes underperformed the 1.25% return of the Janus Balanced Composite Index,1 which is an additional benchmark of the Portfolio. Both share classes outperformed the –1.42% return of the Average Lipper1 Variable Products Mixed-Asset Target Allocation Moderate Portfolio for the same period.

Were there any changes to the Portfolio during the reporting period?

Effective December 10, 2015, the Portfolio added three portfolio managers: Jeremiah Buckley, CFA, Mayur Saigal and Darryl Watters of Janus Capital. E. Marc Pinto, CFA, and R. Gibson Smith of Janus Capital continue to serve as portfolio managers of the Portfolio. Effective April 1, 2016, however, R. Gibson Smith will no longer serve as a portfolio manager of the Portfolio. For more information on these changes, see the supplement dated December 10, 2015, to the Summary Prospectus and Prospectus dated May 1, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

Allocations in the equity portion of the Portfolio for much of 2015 were roughly in line with the S&P 500® Index, with the exception of finishing the reporting period with significantly underweight positions in the consumer staples and energy sectors. While the underweight position in energy helped relative performance, the Portfolio’s positioning in consumer staples detracted. In the fixed-income portion of the Portfolio, we maintained a defensive stance for much of the reporting period. As spreads widened in corporate credit during the second half of the year, this positioning helped relative performance, especially in investment-grade corporate credit.

Which sectors in the equity portion of Portfolio were the strongest positive contributors to the Portfolio’s relative performance, and which sectors in the equity portion of the Portfolio were particularly weak?

The equity portion of the Portfolio underperformed the S&P 500® Index. Relative underperformance was largely driven by industrial and financial holdings, along with an underweight position relative to the Index in consumer staples. Contributing positively to relative performance were stock selection and an overweight position in consumer discretionary, an underweight position in energy and stock selection in materials. (Contributions take weightings and total returns into account.)

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

The strongest positive contributors to absolute performance in the equity portion of the Portfolio were Internet software & services company Alphabet, software company Microsoft, and footwear and apparel company Nike.

We believed that Alphabet, the holding company of Google and several businesses owned by or tied to Google, had given advertisers superior cross-device marketing offerings, and we saw continued opportunity for Google to monetize its Android mobile platform. We also believed that Google could increase monetization of its YouTube video platform in light of improved ways for ad buyers to reach target-specific audience segments on YouTube.

Microsoft offers operating system software, server application software, business and consumer applications software, software development tools, and Internet and intranet software. We held a modest position in the company relative to technology-specific indices but appreciated Microsoft’s developing cloud business and the fact that the company was moving to a subscription-based business model and away from licensing its software.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

M-291

We believed that Nike could benefit from the growing relevance of sport in global culture. In particular, we liked the company for its significant emerging-market exposure and its ability to expand into new markets based on its brand strength. Operationally, Nike has divested unprofitable businesses and changed its product mix to improve sales and profitability. We believed that the company could continue to return cash to shareholders through increased dividends and share buybacks.

Stocks that detracted from absolute performance in the equity portion of the Portfolio included transportation company Union Pacific, midstream energy master limited partnership Enterprise Products Partners and drug company Valeant Pharmaceuticals International.

Union Pacific, a railroad operator, was acutely affected by negative sentiment toward the industry. In October, the company released a consensus-beating earnings report. While the report showed that pricing remained solid, capital spending remained contained and the company continued to buy back shares, the report also noted that overall rail volumes were down. Automobiles were a rare source of strength. Energy volumes, on the other hand, were specifically hard hit.

Enterprise Products Partners saw its shares decline on broad pressure within the energy space, even though the company issued earnings in line with consensus estimates. The company announced that its CEO would be stepping down. We exited the position during the reporting period.

Valeant Pharmaceuticals International is a multinational specialty pharmaceutical company that develops, manufactures and markets a range of pharmaceutical products. We believed that management had transformed the company by improving margins, incentives and the company’s growth profile. Valeant has a strong and growing presence in key emerging markets, including Latin America, Asia and Eastern Europe, and it has demonstrated an ability to make value-enhancing acquisitions. Politicians criticized the company for high drug prices for some of its products to treat cardiac conditions. A short seller also questioned the company’s relationship with a specialty pharmacy that distributed some of its drugs.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The most significant purchases in the equity portion of the Portfolio during the reporting period included pharmaceutical company Allergan, Internet company Alphabet (formerly Google) Class C shares, discount retailer Dollar Tree, and pharmaceutical companies Regeneron Pharmaceuticals and Merck & Company.

The most substantial positions that the equity portion of the Portfolio exited were pipelines company Enterprise Products Partners, metals fabricator Precision Castparts, media company CBS and oil & gas company Chevron.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the reporting period, the most substantial increases in sector weightings in the equity portion of the Portfolio were in health care, which moved from 17.6% to 22.4% of net assets, and financials, which increased from 13.1% to 17.2%. Over the same period, the most substantial decreases in equity sector weightings as a percentage of the entire Portfolio were in industrials, which decreased by 3.77 percentage points over year-end 2014, and energy, which decreased by 3.58 percentage points. These changes were the result of decreases in the sector weightings within the equity portion of the Portfolio as well as an increase in the Portfolio’s equity allocation from 59.7% to 61.1%.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the largest sector allocations in the equity portion of the Portfolio were in health care and information technology at 22.4% and 20.7% of net assets, respectively. We finished the reporting period with an overweight position in health care and a position that was roughly in line with the S&P 500® Index in technology. As of December 31, 2015, the equity portion of the Portfolio had no exposure to energy or utilities.

What was the Portfolio’s duration2 strategy during the reporting period?

The fixed-income portion of the Portfolio ended the reporting period with a duration roughly in line with

2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-292	MainStay VP Janus Balanced Portfolio

that of its benchmark, the Barclays U.S. Aggregate Bond Index. At the start of the reporting period, the duration of the fixed-income portion of the Portfolio was slightly long relative to the benchmark’s duration. We shortened duration over the course of the reporting period because of market volatility, the potential for yield curve3 steepening and what we considered to be an illiquid environment. Under these conditions, we viewed it as prudent to have a short duration, increase our cash holdings and maintain a defensive posture. Later in the reporting period, we extended duration toward the level of the benchmark by identifying high-quality issues that, in our view, represented attractive risk-adjusted yield opportunities. As of December 31, 2015, the duration of the fixed income portion of the Portfolio was 5.61 years, compared to 5.62 years for the benchmark.

What specific factors, risks, or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

Over the course of 2015, we monitored multiple factors that could affect the fixed-income environment. Chief among these were the timing and pace of anticipated Federal Reserve rate hikes. We believed that company actions were indicative of the later stages of a credit cycle, as evidenced by record merger-and-acquisition activity and new issuance. We continued to be wary of alarmingly low market liquidity. During the latter part of the reporting period, we closely evaluated the impact of falling energy prices on the energy sector and the repercussions that these price changes could have on other sectors and the economy as a whole. During 2015, our fixed-income team continued to reduce risk within the fixed-income portion of the Portfolio, as it had done in the latter part of 2014. Key changes made to the composition of the fixed-income portion of the Portfolio during the year included reducing exposure to high-yield bonds, increasing mortgage-backed security exposure, increasing cash and changing our yield-curve exposure within U.S. Treasury securities. As part of the risk reduction within credit, we reduced energy exposure in independent, midstream and oilfield services. While the U.S. Treasury weighting was reduced, along with a small decrease in the duration contribution from U.S. Treasury securities, exposure to 30-year U.S. Treasury key-rate duration increased meaningfully during 2015.

During the reporting period, which market segments made the strongest positive contributions to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, the fixed-income portion of the Portfolio outperformed the Barclays U.S. Aggregate Bond Index. On a portfolio level, the outperformance was driven mostly by spread carry, which is a measure of excess income generated by holding a security. Holdings in investment-grade and high-yield corporate credit were the main sources of spread carry. On an asset-class level, our out-of-benchmark allocation to preferred equity was the largest relative contributor. Yield-curve positioning among mortgage-backed securities and U.S. Treasury securities detracted from performance.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

Among the largest purchases made by the fixed-income portion of the Portfolio during 2015 were positions in banking company Morgan Stanley, IT services company Fidelity National Information Services, drug company Watson Pharmaceuticals, retailer CVS, and health care equipment & supplies company Zimmer Bionet Holdings. Significant sales in corporate credit included automaker General Motors, banking companies Wells Fargo, Citigroup Capital and Royal Bank of Scotland, and oil & gas companies California Resources and Chesapeake Energy.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

At the beginning of the reporting period, the allocation to U.S. Treasury securities in the fixed-income portion of the Portfolio accounted for 13.47% of the combined Portfolio. By the end of the year, this allocation had risen to 20.2% of the fixed-income portion of the Portfolio. During the reporting period our credit allocation reached its lowest level since the financial crisis. By December 31, 2015, it had risen to 46.5% of the fixed-income portion of the Portfolio. Investment-grade credits accounted for 36.6% of net assets and high-yield bonds made up 9.9%. Mortgage-backed securities accounted for 22.1% of the Portfolio, which was underweight relative to the Barclays U.S. Aggregate Bond Index.

3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-293

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the fixed-income portion of the Portfolio held 16.93% of the Portfolio’s net assets in corporate credit, compared to 10.87% in the Janus Balanced Composite Index and 17.71% as of year-end 2014. The fixed-income portion of the Portfolio was underweight U.S. Treasury securities at 7.96%, compared to 16.53% in this benchmark. As of December 31, 2014, the allocation to U.S. Treasury securities was 12.61%. The fixed-income portion of the Portfolio raised its mortgage-backed securities positioning from 6.58% to 8.82%, which was still below the benchmark’s 13%. The allocation to asset-backed securities was increased from 0.89% to 1.25% of the Portfolio’s net assets and remained overweight. Cash was raised from 0.59% in 2014 to 1.99% of net assets as of December 31, 2015.

We have minimized our exposure to the riskiest tiers of high-yield credit as we believe that the market may experience an uptick in defaults. Instead, we have increased our credit allocation by focusing on high-yield issuers with the highest-ratings. This segment of the market is a component of what we consider “crossover” credits that we believe represent attractive risk-adjusted returns, as disciplined balance-sheet management and a commitment to generating stable cash flow may potentially lead to ratings upgrades.

By utilizing our allocation to U.S. Treasury securities, we have increased the Portfolio’s duration to a level slightly above that of the benchmark. We believe that our increased exposure to longer-dated U.S. Treasury securities may counteract the volatility we expect risk assets to experience over the coming quarters. At the same time, our exposure to shorter-dated U.S. Treasury securities may offer a source of liquidity, which may enable us to capitalize on attractive buying opportunities. Our defensive posture is also reflected in our increased allocation to mortgage-backed securities and asset-backed securities, both of which we considered to be relatively safe harbors during turbulent times.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-294	MainStay VP Janus Balanced Portfolio

Portfolio of Investments December 31, 2015

	Principal Amount	Value
Long-Term Bonds 36.7%† Asset-Backed Securities 1.0%
Automobile 0.2%
AmeriCredit Automobile Receivables Trust Series 2015-2, Class D 3.00%, due 6/8/21	$467,000	$460,804
Series 2013-4, Class D 3.31%, due 10/8/19	317,000	322,195
Santander Drive Auto Receivables Trust Series 2012-6, Class D 2.52%, due 9/17/18	375,000	376,730
Series 2015-1, Class D 3.24%, due 4/15/21	507,000	506,022
Series 2015-4, Class D 3.53%, due 8/16/21	815,000	807,576

		2,473,327

Other ABS 0.8%
Applebee’s/IHOP Funding LLC Series 2014-1, Class A2 4.277%, due 9/5/44 (a)	3,092,000	3,131,095
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 4.474%, due 3/20/43 (a)	1,514,825	1,506,166
DB Master Finance LLC Series 2015-1A, Class A2I 3.262%, due 2/20/45 (a)	476,400	471,393
Domino’s Pizza Master Issuer LLC Series 2015-1A, Class A2I 3.484%, due 10/25/45 (a)	1,228,000	1,203,440
Series 2012-1A, Class A2 5.216%, due 1/25/42 (a)	556,238	572,163
Wendy’s Funding LLC Series 2015-1A, Class A2I 3.371%, due 6/15/45 (a)	1,375,553	1,342,142

		8,226,399

Total Asset-Backed Securities (Cost $10,792,317)		10,699,726

Corporate Bonds 16.8%
Aerospace & Defense 0.2%
Exelis, Inc. 4.25%, due 10/1/16	868,000	883,573
5.55%, due 10/1/21	393,000	430,963
Harris Corp. 3.832%, due 4/27/25	355,000	349,650
5.054%, due 4/27/45	538,000	526,792

		2,190,978

	Principal Amount	Value
Airlines 0.1%
Southwest Airlines Co. 5.125%, due 3/1/17	$653,000	$678,661

Auto Manufacturers 0.7%
Ford Motor Credit Co. LLC 3.984%, due 6/15/16	1,397,000	1,412,508
General Motors Co. 3.50%, due 10/2/18	709,000	716,119
4.00%, due 4/1/25	81,000	76,737
4.875%, due 10/2/23	3,607,000	3,688,731
General Motors Financial Co., Inc. 3.10%, due 1/15/19	821,000	819,807

		6,713,902

Auto Parts & Equipment 0.1%
Schaeffler Finance B.V. 4.25%, due 5/15/21 (a)	313,000	310,653
ZF North America Capital, Inc. 4.00%, due 4/29/20 (a)	408,000	411,366
4.50%, due 4/29/22 (a)	214,000	209,185
4.75%, due 4/29/25 (a)	408,000	388,620

		1,319,824

Banks 2.2%
Bank of America Corp. 5.75%, due 8/15/16	295,000	302,231
8.00%, due 7/29/49 (b)	887,000	902,522
CIT Group, Inc. 4.25%, due 8/15/17	2,037,000	2,082,832
5.50%, due 2/15/19 (a)	1,626,000	1,699,170
Citigroup, Inc. 4.45%, due 9/29/27	1,564,000	1,553,645
Citizens Financial Group, Inc. 4.30%, due 12/3/25	1,037,000	1,042,453
Goldman Sachs Capital I 6.345%, due 2/15/34	1,650,000	1,930,312
Goldman Sachs Group, Inc. (The) 4.25%, due 10/21/25	856,000	849,458
5.625%, due 1/15/17	359,000	372,884
Intesa Sanpaolo S.p.A. 5.017%, due 6/26/24 (a)	933,000	917,931
Morgan Stanley 4.35%, due 9/8/26	318,000	319,040
4.875%, due 11/1/22	351,000	372,499
5.55%, due 12/29/49 (b)	941,000	941,000
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	2,425,000	2,456,901
6.00%, due 12/19/23	1,073,000	1,155,637
6.10%, due 6/10/23	1,348,000	1,448,351

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-295

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Santander UK PLC 5.00%, due 11/7/23 (a)	$2,364,000	$2,460,808
SVB Financial Group 5.375%, due 9/15/20	966,000	1,056,846
Wells Fargo & Co. 5.875%, due 12/29/49 (b)	349,000	367,322
Zions Bancorporation 5.80%, due 12/29/49 (b)	243,000	232,673

		22,464,515

Building Materials 0.4%
Hanson, Ltd. 6.125%, due 8/15/16	881,000	904,126
Martin Marietta Materials, Inc. 4.25%, due 7/2/24	528,000	518,202
Owens Corning 4.20%, due 12/1/24	407,000	396,113
Vulcan Materials Co. 4.50%, due 4/1/25	1,597,000	1,581,030
7.00%, due 6/15/18	463,000	513,930
7.50%, due 6/15/21	339,000	394,935

		4,308,336

Chemicals 0.4%
Albemarle Corp. 4.15%, due 12/1/24	1,290,000	1,232,817
5.45%, due 12/1/44	1,005,000	972,013
Ashland, Inc. 6.875%, due 5/15/43	666,000	632,700
LyondellBasell Industries N.V. 4.625%, due 2/26/55	1,147,000	930,194

		3,767,724

Commercial Services 0.7%
UBM PLC 5.75%, due 11/3/20 (a)	1,016,000	1,085,836
Verisk Analytics, Inc. 4.00%, due 6/15/25	1,812,000	1,759,999
4.125%, due 9/12/22	593,000	597,485
4.875%, due 1/15/19	645,000	674,663
5.50%, due 6/15/45	979,000	934,714
5.80%, due 5/1/21	2,262,000	2,506,556

		7,559,253

Computers 0.6%
Cadence Design Systems, Inc. 4.375%, due 10/15/24	1,686,000	1,673,879
Seagate HDD Cayman 4.75%, due 6/1/23	214,000	187,310
4.75%, due 1/1/25	3,193,000	2,658,821
4.875%, due 6/1/27 (a)	887,000	680,649

	Principal Amount	Value
Computers (continued)
Seagate HDD Cayman (continued)
5.75%, due 12/1/34 (a)	$1,116,000	$780,947

		5,981,606

Diversified Financial Services 0.2%
Carlyle Holdings Finance LLC 3.875%, due 2/1/23 (a)	417,000	422,305
GE Capital Trust I 6.375%, due 11/15/67 (b)	1,062,000	1,103,816
General Electric Capital Corp. 6.375%, due 11/15/67 (b)	459,000	479,334

		2,005,455

Electric 0.2%
PPL WEM, Ltd. / Western Power Distribution, Ltd. 3.90%, due 5/1/16 (a)	682,000	684,723
5.375%, due 5/1/21 (a)	849,000	926,214

		1,610,937

Electrical Components & Equipment 0.0%‡
Molex Electronic Technologies LLC 2.878%, due 4/15/20 (a)	421,000	410,185

Electronics 0.3%
FLIR Systems, Inc. 3.75%, due 9/1/16	1,109,000	1,125,010
Trimble Navigation, Ltd. 4.75%, due 12/1/24	1,941,000	1,928,618

		3,053,628

Engineering & Construction 0.1%
SBA Tower Trust 2.933%, due 12/15/42 (a)	647,000	654,651

Finance—Auto Loans 0.1%
Ally Financial, Inc. 4.125%, due 3/30/20	989,000	984,055
5.75%, due 11/20/25	286,000	289,575
8.00%, due 12/31/18	182,000	199,290

		1,472,920

Finance—Consumer Loans 0.1%
Synchrony Financial 3.00%, due 8/15/19	1,118,000	1,116,448

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (b)	1,105,000	1,113,288
Discover Financial Services 3.75%, due 3/4/25	755,000	725,031
3.95%, due 11/6/24	354,000	348,958

		2,187,277

M-296	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Investment Banker/Broker 1.3%
Charles Schwab Corp. (The) 3.00%, due 3/10/25	$646,000	$635,350
7.00%, due 8/29/49 (b)	852,000	967,020
E*TRADE Financial Corp. 4.625%, due 9/15/23	1,409,000	1,431,896
5.375%, due 11/15/22	1,111,000	1,163,772
Lazard Group LLC 4.25%, due 11/14/20	1,072,000	1,110,352
6.85%, due 6/15/17	49,000	52,171
Raymond James Financial, Inc. 4.25%, due 4/15/16	1,336,000	1,346,155
5.625%, due 4/1/24	2,911,000	3,221,752
Stifel Financial Corp. 4.25%, due 7/18/24	730,000	725,289
TD Ameritrade Holding Corp. 2.95%, due 4/1/22	894,000	885,544
3.625%, due 4/1/25	1,851,000	1,873,149

		13,412,450

Finance—Leasing Companies 0.4%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, due 10/30/20	774,000	792,382
4.625%, due 7/1/22	498,000	503,603
International Lease Finance Corp. 6.75%, due 9/1/16 (a)	842,000	865,155
8.75%, due 3/15/17	341,000	363,165
LeasePlan Corp. N.V. 2.50%, due 5/16/18 (a)	1,903,000	1,874,213

		4,398,518

Finance—Other Services 0.1%
Intercontinental Exchange, Inc. 3.75%, due 12/1/25	835,000	837,296

Food 0.4%
Kraft Heinz Foods Co. 2.80%, due 7/2/20 (a)	614,000	612,412
3.50%, due 7/15/22 (a)	527,000	530,634
Smithfield Foods, Inc. 5.25%, due 8/1/18 (a)	185,000	187,312
Tyson Foods, Inc. 6.60%, due 4/1/16	787,000	797,413
WM Wrigley Jr Co. 2.40%, due 10/21/18 (a)	1,596,000	1,600,260
3.375%, due 10/21/20 (a)	246,000	250,792

		3,978,823

	Principal Amount	Value
Forest Products & Paper 0.2%
Georgia-Pacific LLC 3.163%, due 11/15/21 (a)	$1,550,000	$1,547,641
3.60%, due 3/1/25 (a)	790,000	780,603

		2,328,244

Gas 0.1%
NGL Energy Partners, L.P. / NGL Energy Finance Corp. 5.125%, due 7/15/19	1,009,000	797,110

Health Care—Products 0.5%
Becton, Dickinson & Co. 1.80%, due 12/15/17	876,000	874,726
Life Technologies Corp. 6.00%, due 3/1/20	661,000	732,754
Thermo Fisher Scientific, Inc. 3.30%, due 2/15/22	485,000	483,809
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,005,000	992,369
3.15%, due 4/1/22	1,188,000	1,167,899
3.55%, due 4/1/25	969,000	941,599

		5,193,156

Health Care—Services 0.3%
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (a)	1,257,000	1,344,990
HCA, Inc. 3.75%, due 3/15/19	520,000	523,900
Laboratory Corporation of America Holdings 3.20%, due 2/1/22	973,000	954,928

		2,823,818

Home Builders 0.3%
D.R. Horton, Inc. 3.75%, due 3/1/19	716,000	716,000
4.75%, due 5/15/17	331,000	340,516
MDC Holdings, Inc. 5.50%, due 1/15/24	818,000	826,180
Toll Brothers Finance Corp. 4.00%, due 12/31/18	340,000	346,800
4.375%, due 4/15/23	188,000	182,360
5.875%, due 2/15/22	284,000	298,200

		2,710,056

Insurance 0.4%
ACE INA Holdings, Inc. 3.35%, due 5/3/26	952,000	949,083
CNO Financial Group, Inc. 4.50%, due 5/30/20	241,000	245,820
5.25%, due 5/30/25	778,000	791,615
Primerica, Inc. 4.75%, due 7/15/22	1,622,000	1,713,664
Voya Financial, Inc. 5.65%, due 5/15/53 (b)	660,000	650,100

		4,350,282

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-297

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Investment Management/Advisory Services 0.4%
Ameriprise Financial, Inc. 7.518%, due 6/1/66 (b)	$1,827,000	$1,785,892
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.875%, due 4/15/45 (a)	1,082,000	912,319
5.875%, due 3/15/22 (a)	999,000	1,038,960

		3,737,171

Iron & Steel 0.1%
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	857,000	797,746

Lodging 0.0%‡
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.25%, due 5/30/23 (a)	413,000	353,373

Machinery—Diversified 0.1%
CNH Industrial Capital LLC 3.625%, due 4/15/18	549,000	540,491

Media 0.3%
CCO Safari II LLC 4.464%, due 7/23/22 (a)	640,000	637,766
4.908%, due 7/23/25 (a)	2,220,000	2,217,840

		2,855,606

Mining 0.1%
Alcoa, Inc. 5.125%, due 10/1/24	1,084,000	986,440

Miscellaneous—Manufacturing 0.2%
General Electric Co. 4.00%, due 12/29/49 (b)	493,800	493,800
4.10%, due 12/29/49 (b)	1,539,590	1,535,741

		2,029,541

Oil & Gas 0.9%
Chevron Corp. 1.345%, due 11/15/17	708,000	705,772
Cimarex Energy Co. 4.375%, due 6/1/24	1,950,000	1,729,943
5.875%, due 5/1/22	1,992,000	1,907,316
Devon Energy Corp. 2.25%, due 12/15/18	794,000	724,655
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	1,388,000	1,388,627
Motiva Enterprises LLC 5.75%, due 1/15/20 (a)	706,000	760,021

	Principal Amount	Value
Oil & Gas (continued)
Shell International Finance B.V. 2.25%, due 11/10/20	$1,541,000	$1,518,330

		8,734,664

Oil & Gas Services 0.1%
Oceaneering International, Inc. 4.65%, due 11/15/24	1,610,000	1,351,033

Packaging & Containers 0.1%
Ball Corp. 4.375%, due 12/15/20	508,000	515,938

Pharmaceuticals 0.3%
Actavis Funding SCS 3.00%, due 3/12/20	1,348,000	1,346,929
3.80%, due 3/15/25	1,176,000	1,169,994
4.55%, due 3/15/35	741,000	720,146

		3,237,069

Pipelines 0.7%
DCP Midstream Operating, L.P. 4.95%, due 4/1/22	673,000	550,788
5.60%, due 4/1/44	243,000	147,579
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	492,000	453,866
EnLink Midstream Partners, L.P. 4.40%, due 4/1/24	731,000	578,804
5.60%, due 4/1/44	555,000	386,555
Kinder Morgan Energy Partners, L.P. 4.30%, due 5/1/24	479,000	411,850
5.00%, due 10/1/21	481,000	454,008
Kinder Morgan, Inc. 6.50%, due 9/15/20	58,000	57,745
7.75%, due 1/15/32	555,000	526,647
Phillips 66 Partners, L.P. 3.605%, due 2/15/25	292,000	251,190
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,152,000	1,115,916
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19	809,000	673,492
Western Gas Partners, L.P. 5.375%, due 6/1/21	1,619,000	1,638,723

		7,247,163

Real Estate 0.3%
Jones Lang LaSalle, Inc. 4.40%, due 11/15/22	1,075,000	1,102,238
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	1,194,000	1,152,210
Post Apartment Homes, L.P. 4.75%, due 10/15/17	653,000	679,085

		2,933,533

M-298	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts 0.7%
Alexandria Real Estate Equities, Inc. 2.75%, due 1/15/20	$784,000	$770,745
4.50%, due 7/30/29	721,000	705,183
4.60%, due 4/1/22	1,329,000	1,378,763
Reckson Operating Partnership, L.P. 6.00%, due 3/31/16	395,000	398,684
Retail Opportunity Investments Partnership, L.P. 4.00%, due 12/15/24	379,000	358,040
5.00%, due 12/15/23	218,000	222,582
Senior Housing Properties Trust 6.75%, due 4/15/20	321,000	355,007
6.75%, due 12/15/21	353,000	397,331
SL Green Realty Corp. 5.00%, due 8/15/18	738,000	774,383
7.75%, due 3/15/20	1,423,000	1,660,892

		7,021,610

Retail 0.7%
1011778 B.C. ULC / New Red Finance, Inc. 4.625%, due 1/15/22 (a)	1,056,000	1,058,640
Brinker International, Inc. 3.875%, due 5/15/23	1,545,000	1,489,995
CVS Health Corp. 2.80%, due 7/20/20	1,557,000	1,563,994
3.50%, due 7/20/22	874,000	889,344
3.875%, due 7/20/25	1,297,000	1,323,692
4.75%, due 12/1/22 (a)	410,000	439,319
5.00%, due 12/1/24 (a)	549,000	593,935

		7,358,919

Semiconductors 0.2%
TSMC Global, Ltd. 1.625%, due 4/3/18 (a)	2,579,000	2,527,742

Software 0.7%
Autodesk, Inc. 3.60%, due 12/15/22	497,000	482,776
Fidelity National Information Services, Inc. 3.625%, due 10/15/20	2,029,000	2,055,432
4.50%, due 10/15/22	1,013,000	1,031,115
5.00%, due 3/15/22	220,000	228,655
5.00%, due 10/15/25	3,467,000	3,562,308

		7,360,286

Textiles 0.1%
Cintas Corp. No. 2 2.85%, due 6/1/16	437,000	438,727
4.30%, due 6/1/21	482,000	508,841

		947,568

	Principal Amount	Value
Trucking & Leasing 0.2%
Penske Truck Leasing Co., L.P. / PTL Finance Corp. 2.50%, due 6/15/19 (a)	$691,000	$679,715
3.375%, due 3/15/18 (a)	1,005,000	1,020,877
4.25%, due 1/17/23 (a)	551,000	554,412
4.875%, due 7/11/22 (a)	120,000	124,811

		2,379,815

Total Corporate Bonds (Cost $174,101,524)		171,241,761

Loan Assignments 0.8% (c)
Media 0.2%
CCO Safari III LLC Term Loan I 3.50%, due 1/24/23	942,000	938,468
Tribune Media Co. Term Loan 3.75%, due 12/27/20	624,906	616,574

		1,555,042

Retail 0.0%‡
Staples, Inc. Term Loan B TBD, due 4/7/21	318,000	313,866

Semiconductors 0.5%
Avago Technologies Cayman, Ltd. USD 2015 Term Loan B TBD, due 11/6/22	2,061,000	2,033,807
USD Term Loan B 3.75%, due 5/6/21	3,419,787	3,413,375

		5,447,182

Software 0.1%
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	956,949	927,841

Total Loan Assignments (Cost $8,298,923)		8,243,931

Mortgage-Backed Securities 1.5%
Agency (Collateralized Mortgage Obligation) 0.1%
FREMF Mortgage Trust Series 2010-KSCT, Class B 2.00%, due 1/25/20 (a)(d)	1,066,449	956,517

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.2%
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F 3.596%, due 4/14/33 (a)(e)	591,000	513,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-299

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Banc of America Commercial Mortgage Trust Series 2006-6, Class AJ 5.421%, due 10/10/45	$210,000	$212,940
CGBAM Commercial Mortgage Trust Series 2014-HD, Class E 3.331%, due 2/15/31 (a)(b)	208,000	207,141
Commercial Mortgage Trust Series 2007-C9, Class AJ 5.65%, due 12/10/49 (b)	313,408	317,474
Series 2007-GG11, Class AM 5.867%, due 12/10/49 (e)	1,007,557	1,046,665
Core Industrial Trust Series 2015-TEXW, Class E 3.977%, due 2/10/34 (a)(e)	630,000	588,155
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX 3.382%, due 12/15/19 (a)(e)	324,000	311,647
GS Mortgage Securities Trust Series 2013-NYC5, Class E 3.771%, due 1/10/30 (a)(e)	383,000	380,678
Hilton USA Trust Series 2013-HLT, Class EFX 5.609%, due 11/5/30 (a)(e)	572,000	571,775
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-CSMO, Class B 2.131%, due 1/15/32 (a)(b)	425,000	422,078
Series 2014-FBLU, Class D 2.931%, due 12/15/28 (a)(b)	216,000	215,998
Series 2015-SGP, Class B 3.081%, due 7/15/36 (a)(b)	181,000	180,694
Series 2015-UES, Class E 3.742%, due 9/5/32 (a)(e)	425,000	397,644
Series 2014-FBLU, Class E 3.831%, due 12/15/28 (a)(b)	261,000	260,963
Series 2015-CSMO, Class E 4.281%, due 1/15/32 (a)(b)	367,000	360,927
Series 2015-SGP, Class D 4.831%, due 7/15/36 (a)(b)	548,000	547,923
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class AJ 5.484%, due 2/15/40	224,000	226,249
Series 2007-C2, Class AM 5.493%, due 2/15/40 (b)	100,473	102,843
Starwood Retail Property Trust Series 2014-STAR, Class D 3.581%, due 11/15/27 (a)(b)	882,000	869,210
Series 2014-STAR, Class E 4.481%, due 11/15/27 (a)(b)	526,000	522,045

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AM 5.383%, due 12/15/43	$1,131,888	$1,169,585
Series 2007-C31, Class AJ 5.66%, due 4/15/47 (e)	1,156,133	1,155,046
Series 2007-C33, Class AJ 5.952%, due 2/15/51 (e)	422,843	430,942
Wells Fargo Commercial Mortgage Trust Series 2014-TISH, Class WTS1 2.581%, due 2/15/27 (a)(b)	364,000	353,431
Series 2014-TISH, Class SCH1 3.081%, due 1/15/27 (a)(b)	283,000	275,051
Series 2014-TISH, Class WTS2 3.581%, due 2/15/27 (a)(b)	136,000	131,527

		11,771,681

Whole Loan (Collateralized Mortgage Obligations) 0.2%
American Tower Trust I Series-13, Class 1A 1.551%, due 3/15/43 (a)	928,000	906,218
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M2 2.421%, due 3/25/25 (b)	785,000	782,737
Series 2014-DN4, Class M2 2.621%, due 10/25/24 (b)	250,000	250,720
Series 2014-HQ3, Class M2 2.871%, due 10/25/24 (b)	260,000	263,493

		2,203,168

Total Mortgage-Backed Securities (Cost $15,299,382)		14,931,366

U.S. Government & Federal Agencies 16.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.1%
3.50%, due 7/1/29	544,725	570,237
3.50%, due 2/1/44	686,041	708,811
4.00%, due 8/1/44	210,998	225,218
4.50%, due 1/1/41	436,435	474,365
4.50%, due 5/1/44	1,653,755	1,818,876
4.50%, due 9/1/44	1,908,291	2,100,742
4.50%, due 6/1/45	867,371	954,951
5.00%, due 1/1/19	96,896	100,212
5.00%, due 6/1/20	147,948	156,740
5.00%, due 5/1/41	896,247	998,259
5.50%, due 8/1/19	72,288	74,865
5.50%, due 12/1/28	365,102	403,290
5.50%, due 10/1/36	311,229	348,739

M-300	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.50%, due 8/1/41	$746,166	$842,069
6.00%, due 4/1/40	1,497,207	1,704,783

		11,482,157

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 5.4%
3.50%, due 2/1/43	2,247,952	2,322,521
3.50%, due 1/1/44	1,786,595	1,858,379
3.50%, due 1/1/44	776,589	807,527
3.50%, due 4/1/44	951,705	986,421
3.50%, due 5/1/44	2,592,185	2,695,156
3.50%, due 2/1/45	1,846,821	1,908,268
4.00%, due 6/1/29	204,993	219,186
4.00%, due 4/1/34	427,207	460,343
4.00%, due 6/1/42	848,771	903,625
4.00%, due 8/1/42	376,850	401,207
4.00%, due 9/1/42	482,585	513,961
4.00%, due 11/1/42	563,653	600,018
4.00%, due 12/1/42	185,012	197,769
4.00%, due 7/1/43	1,221,527	1,300,724
4.00%, due 8/1/43	1,432,035	1,525,042
4.00%, due 9/1/43	355,444	378,526
4.00%, due 2/1/44	936,474	997,102
4.00%, due 6/1/44	1,256,112	1,337,275
4.00%, due 7/1/44	2,370,207	2,538,146
4.00%, due 8/1/44	1,500,904	1,607,255
4.00%, due 8/1/44	574,279	614,969
4.00%, due 9/1/45	3,001,815	3,197,161
4.50%, due 10/1/40	174,346	188,830
4.50%, due 2/1/43	2,668,993	2,894,447
4.50%, due 3/1/43	568,170	623,478
4.50%, due 5/1/44	2,924,018	3,224,546
4.50%, due 8/1/44	1,278,610	1,410,032
4.50%, due 10/1/44	980,608	1,081,548
4.50%, due 10/1/44	646,234	710,647
4.50%, due 3/1/45	1,189,959	1,308,785
4.50%, due 6/1/45	480,003	527,981
4.50%, due 10/1/45	1,003,029	1,100,702
5.00%, due 9/1/29	399,118	438,973
5.00%, due 1/1/30	168,357	185,169
5.00%, due 2/1/41	1,181,902	1,311,958
5.00%, due 4/1/41	306,933	337,695
5.00%, due 5/1/41	705,527	779,167
5.00%, due 7/1/41	593,974	658,818
5.00%, due 7/1/44	902,919	1,015,077
5.50%, due 1/1/25	144,542	155,703
5.50%, due 1/1/33	94,276	105,963
5.50%, due 12/1/39	545,414	608,197
5.50%, due 3/1/40	522,604	594,262
5.50%, due 4/1/40	1,419,394	1,583,504
5.50%, due 2/1/41	277,390	315,429

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 5/1/41	$459,482	$511,899
5.50%, due 6/1/41	563,798	638,340
5.50%, due 12/1/41	670,018	751,134
5.50%, due 2/1/42	2,461,454	2,743,463
6.00%, due 10/1/35	464,858	527,954
6.00%, due 12/1/35	476,401	542,046
6.00%, due 2/1/37	87,316	100,379
6.00%, due 9/1/37	371,405	401,628
6.00%, due 10/1/38	380,959	430,702
7.00%, due 2/1/39	136,566	157,636

		55,336,673

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 2.1%
3.50%, due 5/20/42	292,545	306,755
4.00%, due 1/15/45	2,057,497	2,197,527
4.00%, due 11/20/45	1,786,877	1,932,324
4.50%, due 7/15/41	130,862	142,707
4.50%, due 8/15/41	1,210,742	1,334,183
4.50%, due 10/20/41	823,306	885,959
4.50%, due 5/15/44	434,220	473,775
4.90%, due 10/15/34	602,942	664,710
5.00%, due 10/15/39	267,249	296,477
5.00%, due 11/15/39	436,244	483,000
5.00%, due 1/15/40	150,079	165,994
5.00%, due 5/15/40	172,699	192,477
5.00%, due 5/15/40	53,121	59,285
5.00%, due 7/15/40	522,985	579,037
5.00%, due 7/15/40	134,331	148,675
5.00%, due 2/15/41	484,706	536,530
5.00%, due 5/15/41	198,765	223,090
5.00%, due 9/15/41	124,806	138,224
5.00%, due 6/15/44	867,957	973,233
5.00%, due 12/20/44	385,634	431,885
5.10%, due 1/15/32	559,256	633,975
5.50%, due 9/15/35	70,979	81,726
5.50%, due 3/15/36	293,559	332,079
5.50%, due 11/20/37	307,955	340,968
5.50%, due 8/15/39	1,302,042	1,480,135
5.50%, due 8/15/39	433,135	490,380
5.50%, due 10/15/39	485,783	552,980
5.50%, due 1/20/42	312,139	347,045
5.50%, due 5/20/42	398,396	444,054
5.50%, due 7/20/42	583,558	643,205
6.00%, due 11/20/34	260,326	291,249
6.00%, due 1/20/39	120,273	134,482
6.00%, due 10/20/41	48,939	55,472
6.00%, due 12/20/41	547,079	617,993
6.00%, due 1/20/42	604,383	684,617
6.00%, due 2/20/42	591,370	669,582
6.00%, due 3/20/42	86,710	98,214
6.00%, due 4/20/42	439,512	497,723

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-301

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 5/20/42	$179,129	$200,323
6.00%, due 7/20/42	119,415	134,965
6.00%, due 8/20/42	133,781	151,518
6.00%, due 9/20/42	300,433	340,302
6.00%, due 11/20/42	122,312	137,785
6.00%, due 2/20/43	163,791	185,179

		21,711,798

United States Treasury Bonds 1.7%
2.50%, due 2/15/45	621,000	557,178
3.00%, due 5/15/45	957,000	952,626
3.00%, due 11/15/45	11,138,000	11,104,497
3.375%, due 5/15/44	2,000	2,146
3.625%, due 2/15/44	1,006,000	1,131,672
3.75%, due 11/15/43	2,537,000	2,922,109

		16,670,228

♦United States Treasury Notes 6.3%
1.25%, due 10/31/18	3,896,000	3,890,522
1.375%, due 9/30/20	3,577,000	3,515,240
1.50%, due 10/31/19	5,675,000	5,657,266
1.625%, due 7/31/19	4,325,000	4,340,038
1.625%, due 12/31/19	5,410,000	5,410,211
1.75%, due 9/30/19	3,789,000	3,814,606
1.75%, due 5/15/23	1,278,000	1,245,102
2.00%, due 2/15/25	654,000	639,310
2.00%, due 8/15/25	4,609,000	4,493,955
2.125%, due 9/30/21	2,978,000	3,009,409
2.125%, due 12/31/21	4,008,000	4,043,383
2.25%, due 11/15/25	8,511,000	8,492,046
2.50%, due 8/15/23	4,767,000	4,890,832
2.50%, due 5/15/24	3,565,000	3,642,845
2.75%, due 11/15/23	6,976,000	7,280,384

		64,365,149

Total U.S. Government & Federal Agencies (Cost $169,381,496)		169,566,005

Total Long-Term Bonds (Cost $377,873,642)		374,682,789

	Shares
Common Stocks 60.6%
Aerospace & Defense 1.8%
Boeing Co. (The)	130,036	18,801,905

Agriculture 1.8%
Altria Group, Inc.	213,990	12,456,358
Philip Morris International, Inc.	66,994	5,889,442

		18,345,800

	Shares	Value
Apparel 2.4%
♦NIKE, Inc. Class B	392,230	$24,514,375

Auto Manufacturers 1.2%
General Motors Co.	345,970	11,766,440

Banks 2.5%
JPMorgan Chase & Co.	147,615	9,747,018
U.S. Bancorp	371,949	15,871,064

		25,618,082

Beverages 0.3%
Diageo PLC	117,054	3,203,595

Biotechnology 4.0%
♦Amgen, Inc.	184,906	30,015,791
Regeneron Pharmaceuticals, Inc. (f)	18,958	10,291,729

		40,307,520

Chemicals 3.2%
E.I. du Pont de Nemours & Co.	217,244	14,468,450
LyondellBasell Industries N.V. Class A	214,244	18,617,804

		33,086,254

Commercial Services 0.5%
Automatic Data Processing, Inc.	57,403	4,863,182

Computers 2.1%
Apple, Inc.	202,134	21,276,625

Electronics 1.4%
Honeywell International, Inc.	132,864	13,760,725

Entertainment 0.4%
Six Flags Entertainment Corp.	81,884	4,498,707

Finance—Consumer Loans 0.8%
Synchrony Financial (f)	282,691	8,596,633

Finance—Credit Card 3.9%
American Express Co.	127,105	8,840,153
♦MasterCard, Inc. Class A	318,958	31,053,751

		39,893,904

Finance—Investment Banker/Broker 0.8%
TD Ameritrade Holding Corp.	239,225	8,303,500

Finance—Other Services 1.1%
CME Group, Inc.	123,491	11,188,285

M-302	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Food 0.8%
Hershey Co. (The)	94,067	$8,397,361

Health Care—Services 1.0%
Aetna, Inc.	94,598	10,227,936

Insurance 0.9%
Prudential PLC	411,378	9,284,802

Internet 5.0%
♦Alphabet, Inc. (Google) Class C (f)	32,698	24,813,858
Ctrip.com International, Ltd., Sponsored ADR (f)	75,559	3,500,649
Priceline Group, Inc. (The) (f)	11,836	15,090,308
Yahoo!, Inc. (f)	232,750	7,741,265

		51,146,080

Leisure Time 0.9%
Norwegian Cruise Line Holdings, Ltd. (f)	153,433	8,991,174

Miscellaneous—Manufacturing 1.7%
3M Co.	32,152	4,843,377
Dover Corp.	81,585	5,001,976
General Electric Co.	240,332	7,486,342

		17,331,695

Pharmaceuticals 8.8%
♦AbbVie, Inc.	378,867	22,444,081
♦Allergan PLC (f)	83,105	25,970,313
Bristol-Myers Squibb Co.	262,545	18,060,471
Eli Lilly & Co.	151,781	12,789,067
Merck & Co., Inc.	192,143	10,148,993

		89,412,925

Private Equity 1.8%
Blackstone Group L.P. (The)	639,303	18,693,220

Real Estate 1.0%
CBRE Group, Inc. Class A (f)	291,402	10,076,681

Real Estate Investment Trusts 0.2%
Outfront Media, Inc.	113,029	2,467,423

Retail 4.5%
Dollar Tree, Inc. (f)	238,460	18,413,881
Home Depot, Inc. (The)	158,675	20,984,769
Starbucks Corp.	99,768	5,989,073

		45,387,723

	Shares	Value
Software 3.9%
Adobe Systems, Inc. (f)	103,980	$9,767,881
♦Microsoft Corp.	539,620	29,938,118

		39,705,999

Telecommunications 0.2%
Verizon Communications, Inc.	43,272	2,000,032

Toys, Games & Hobbies 0.5%
Mattel, Inc.	195,487	5,311,382

Transportation 1.2%
Union Pacific Corp.	158,441	12,390,086

Total Common Stocks (Cost $508,410,698)		618,850,051

Preferred Stocks 0.5%
Banks 0.4%
Citigroup Capital XIII 6.692%	27,850	723,822
Morgan Stanley 6.875%	39,550	1,097,512
Morgan Stanley 7.125%	40,175	1,149,005
Wells Fargo & Co. 6.625%	32,875	944,499

		3,914,838

Diversified Financial Services 0.0%‡
General Electric Capital Corp. 4.70%	4,002	101,931

Finance—Credit Card 0.1%
Discover Financial Services 6.50%	53,075	1,404,895

Finance—Investment Banker/Broker 0.0%‡
Morgan Stanley Capital Trust III 6.25%	5,775	147,147
Morgan Stanley Capital Trust IV 6.25%	1,274	32,321
Morgan Stanley Capital Trust V 5.75%	476	11,986
Morgan Stanley Capital Trust VIII 6.45%	2,230	56,441

		247,895

Total Preferred Stocks (Cost $5,263,162)		5,669,559

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-303

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Short-Term Investment 2.1%
Repurchase Agreement 2.1%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 01/04/16 Proceeds at Maturity $21,330,211 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 6/30/20, with a Principal Amount of $21,705,000 and a Market Value of $21,623,606)	$21,330,140	$21,330,140

Total Short-Term Investment (Cost $21,330,140)		21,330,140

Total Investments (Cost $912,877,642) (g)	99.9%	1,020,532,539
Other Assets, Less Liabilities	0.1	773,536
Net Assets	100.0%	$1,021,306,075

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2015.
(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2015.

(d)	Illiquid security—As of December 31, 2015, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $956,517, which represented 0.1% of the Portfolio’s net assets.

(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2015.

(f)	Non-income producing security.

(g)	As of December 31, 2015, cost was $912,883,279 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$120,078,907
Gross unrealized depreciation	(12,429,647)

Net unrealized appreciation	$107,649,260

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

TBD—To be determined

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$10,699,726	$—	$10,699,726
Corporate Bonds	—	171,241,761	—	171,241,761
Loan Assignments	—	8,243,931	—	8,243,931
Mortgage-Backed Securities	—	14,931,366	—	14,931,366
U.S. Government & Federal Agencies	—	169,566,005	—	169,566,005

Total Long-Term Bonds	—	374,682,789	—	374,682,789

Common Stocks	618,850,051	—	—	618,850,051
Preferred Stocks	5,669,559	—	—	5,669,559
Short-Term Investment
Repurchase Agreement	—	21,330,140	—	21,330,140

Total Investments in Securities	$624,519,610	$396,012,929	$—	$1,020,532,539

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

During the year ended December 31, 2015, foreign equity securities with a market value of $13,844,945 transferred from Level 2 to Level 1 as the price of these securities were based on quoted prices in active markets compared with the prior year prices that were fair valued by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-304	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $912,877,642)	$1,020,532,539
Cash	326,373
Receivables:
Dividends and interest	3,630,760
Fund shares sold	180,377

Total assets	1,024,670,049

Liabilities
Payables:
Investment securities purchased	2,356,665
Manager (See Note 3)	478,175
Fund shares redeemed	276,235
NYLIFE Distributors (See Note 3)	125,444
Shareholder communication	62,738
Professional fees	45,205
Custodian	13,614
Trustees	1,294
Accrued expenses	4,604

Total liabilities	3,363,974

Net assets	$1,021,306,075

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$84,548
Additional paid-in capital	848,356,584

848,441,132
Undistributed net investment income	15,269,248
Accumulated net realized gain (loss) on investments and foreign currency transactions	49,941,586
Net unrealized appreciation (depreciation) on investments	107,654,897
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(788)

Net assets	$1,021,306,075

Initial Class
Net assets applicable to outstanding shares	$429,679,852

Shares of beneficial interest outstanding	35,486,537

Net asset value per share outstanding	$12.11

Service Class
Net assets applicable to outstanding shares	$591,626,223

Shares of beneficial interest outstanding	49,060,992

Net asset value per share outstanding	$12.06

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-305

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends	$12,475,642
Interest	12,711,758

Total income	25,187,400

Expenses
Manager (See Note 3)	5,705,049
Distribution and service—Service Class (See Note 3)	1,450,167
Shareholder communication	136,658
Professional fees	107,480
Custodian	57,879
Trustees	20,588
Miscellaneous	33,293

Total expenses before waiver/reimbursement	7,511,114
Expense waiver/reimbursement from Manager (See Note 3)	(9,581)

Net expenses	7,501,533

Net investment income (loss)	17,685,867

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	47,325,222
Foreign currency transactions	320

Net realized gain (loss) on investments and foreign currency transactions	47,325,542

Net change in unrealized appreciation (depreciation) on:
Investments	(59,044,612)
Translation of other assets and liabilities in foreign currencies	(405)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(59,045,017)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(11,719,475)

Net increase (decrease) in net assets resulting from operations	$5,966,392

M-306	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,685,867	$17,635,095
Net realized gain (loss) on investments and foreign currency transactions	47,325,542	64,247,591
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(59,045,017)	2,075,823

Net increase (decrease) in net assets resulting from operations	5,966,392	83,958,509

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(8,334,037)	(6,805,933)
Service Class	(9,679,950)	(6,738,980)

	(18,013,987)	(13,544,913)

From net realized gain on investments:
Initial Class	(28,050,942)	(8,349,105)
Service Class	(37,127,953)	(9,649,050)

	(65,178,895)	(17,998,155)

Total dividends and distributions to shareholders	(83,192,882)	(31,543,068)

Capital share transactions:
Net proceeds from sale of shares	78,184,559	64,576,827
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	83,192,882	31,543,068
Cost of shares redeemed	(110,192,006)	(107,555,676)

Increase (decrease) in net assets derived from capital share transactions	51,185,435	(11,435,781)

Net increase (decrease) in net assets	(26,041,055)	40,979,660

Net Assets
Beginning of year	1,047,347,130	1,006,367,470

End of year	$1,021,306,075	$1,047,347,130

Undistributed net investment income at end of year	$15,269,248	$16,623,139

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-307

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,			February 17, 2012** through December 31,
	2015	2014	2013	2012
Net asset value at beginning of period	$13.13	$12.47	$10.55	$10.00

Net investment income (loss) (a)	0.24	0.24	0.20	0.18
Net realized and unrealized gain (loss) on investments	(0.17)	0.84	1.91	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.07	1.08	2.11	0.55

Less dividends and distributions:
From net investment income	(0.25)	(0.19)	(0.17)	—
From net realized gain on investments	(0.84)	(0.23)	(0.02)	—

Total dividends and distributions	(1.09)	(0.42)	(0.19)	—

Net asset value at end of period	$12.11	$13.13	$12.47	$10.55

Total investment return	0.70%	8.68%	20.15%	5.50	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84%	1.85%	1.77%	2.01	%††
Net expenses	0.58%	0.58%	0.58%	0.58	%††
Expenses (before waiver/reimbursement)	0.58%	0.59%	0.59%	0.59	%††
Portfolio turnover rate	76%	86%	74%	63%
Net assets at end of period (in 000’s)	$429,680	$478,480	$493,872	$461,363

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

M-308	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,			February 17, 2012** through December 31,
	2015	2014	2013	2012
Net asset value at beginning of period	$13.08	$12.44	$10.53	$10.00

Net investment income (loss) (a)	0.21	0.21	0.18	0.16
Net realized and unrealized gain (loss) on investments	(0.17)	0.82	1.90	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.04	1.03	2.08	0.53

Less dividends and distributions:
From net investment income	(0.22)	(0.16)	(0.15)	—
From net realized gain on investments	(0.84)	(0.23)	(0.02)	—

Total dividends and distributions	(1.06)	(0.39)	(0.17)	—

Net asset value at end of period	$12.06	$13.08	$12.44	$10.53

Total investment return	0.45%	8.41%	19.86%	5.30	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60%	1.61%	1.52%	1.77	%††
Net expenses	0.83%	0.83%	0.83%	0.83	%††
Expenses (before waiver/reimbursement)	0.83%	0.84%	0.84%	0.84	%††
Portfolio turnover rate	76%	86%	74%	63%
Net assets at end of period (in 000’s)	$591,626	$568,868	$512,495	$378,717

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-309

MainStay VP Large Cap Growth Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	6.18%	12.58%	8.89%	0.77%
Service Class Shares	5.91	12.30	8.62	1.02

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[3]	5.67%	13.53%	8.53%
S&P 500® Index[3]	1.38	12.57	7.31
Average Lipper Variable Products Large-Cap Growth Portfolio[4]	6.14	12.30	7.67

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have above-average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-310	MainStay VP Large Cap Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,019.50	$3.92	$1,021.30	$3.92

Service Class Shares	$1,000.00	$1,018.20	$5.19	$1,020.10	$5.19

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-311

Industry Composition as of December 31, 2015 (Unaudited)

Internet Software & Services	13.2%
Software	9.8
IT Services	9.0
Biotechnology	8.3
Internet & Catalog Retail	7.4
Pharmaceuticals	4.7
Health Care Equipment & Supplies	4.6
Specialty Retail	4.6
Chemicals	4.0
Textiles, Apparel & Luxury Goods	4.0
Technology Hardware, Storage & Peripherals	3.1
Food & Staples Retailing	2.6
Health Care Providers & Services	2.6
Industrial Conglomerates	2.6
Hotels, Restaurants & Leisure	2.5
Real Estate Investment Trusts	1.8
Life Sciences Tools & Services	1.6

Media	1.6%
Airlines	1.5
Wireless Telecommunication Services	1.5
Semiconductors & Semiconductor Equipment	1.4
Capital Markets	1.1
Auto Components	1.0
Communications Equipment	0.9
Automobiles	0.7
Multiline Retail	0.6
Consumer Finance	0.5
Diversified Financial Services	0.5
Oil, Gas & Consumable Fuels	0.4
Short-Term Investment	1.9
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page M-315 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	Alphabet, Inc. (Google)

2.	Amazon.com, Inc.

3.	Visa, Inc. Class A

4.	Facebook, Inc. Class A

5.	Apple, Inc.
6.	Celgene Corp.

7.	NIKE, Inc. Class B

8.	UnitedHealth Group, Inc.

9.	Adobe Systems, Inc.

10.	Bristol-Myers Squibb Co.

M-312	MainStay VP Large Cap Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Large Cap Growth Portfolio returned 6.18% for Initial Class shares and 5.91% for Service Class shares. Over the same period, both share classes outperformed the 5.67% return of the Russell 1000® Growth Index,1 which is the Portfolio’s primary benchmark and a broad-based securities-market index, and the 1.38% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. Initial Class shares outperformed—and Service Class shares underperformed—the 6.14% return of the Average Lipper1 Variable Products Large-Cap Growth Portfolio for the 12 months ended December 31, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the Russell 1000® Growth Index was primarily driven by stock selection, with four of the ten sectors outperforming the Index. Underweight positions in the industrials and energy sectors also benefited relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The top-contributing sectors to the Portfolio’s performance relative to the Russell 1000® Growth Index were consumer discretionary, information technology and energy. (Contributions take weightings and total returns into account.) Consumer discretionary led the way with a positive absolute return. Stock selection was the main driver, and the Portfolio’s overweight position relative to the benchmark also contributed to relative performance. The information technology sector also showed positive absolute performance in the Portfolio. The sector’s outperformance of the Russell 1000® Growth Index was driven mainly by stock selection, but an overweight position in the sector also helped. Another of the Portfolio’s strong-performing sectors was energy, where an underweight position relative to the benchmark was the main contributor because the sector underperformed the Index. The sector had a negative absolute return during the reporting period.

The weakest-contributing sectors to the Portfolio’s relative performance were health care, consumer staples and financials. The health care sector had a positive absolute return for the reporting period. The Portfolio’s underperformance was driven mainly by stock selection, with an overweight position relative to the Russell 1000® Growth Index contributing minimally to underperformance. The consumer staples sector had a positive absolute return for the reporting period, and the Portfolio’s underperformance was mainly the result of an underweight position relative to the benchmark. The financials sector had a negative absolute return for the reporting period. The sector underperformed in the Portfolio largely because of stock selection, slightly offset by an underweight position in financials.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the top individual contributor to the Portfolio’s absolute performance was online retailer Amazon.com. The stock performed well with its strong position in the web services and retail segments. The company had strong topline growth and expanding margins in both segments. We added to the Portfolio’s position in 2015.

The Portfolio’s position in social networking company Facebook also made a positive contribution to absolute performance during the reporting period. The stock’s performance reflected growth to nearly 1.6 billion monthly active users and correspondingly strong advertising growth.

Technology company Alphabet (formerly Google) was also a positive contributor to the Portfolio’s absolute performance. The company had strong earnings growth in 2015, led by its dominance in Internet search and early monetization efforts in its YouTube subsidiary.

A position in railroad and freight transportation company Union Pacific detracted from the Portfolio’s absolute performance during the reporting period. Investors anticipated that rail volume headwinds could result in negative estimate revisions, leading to negative absolute performance. We sold the position during the reporting period.

Chinese online and mobile commerce company Alibaba Group had negative absolute returns and detracted from the Portfolio’s performance as a

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

M-313

significant stock market sell-off in China led to macro concerns.

Chinese Internet search provider Baidu also had a negative absolute return for the reporting period. The company’s stock detracted from the Portfolio’s performance as the Chinese economy slowed. We sold the Portfolio’s position in the stock to reduce exposure to the Chinese economy.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased shares of Mobileye, a dominant provider of vision-based active safety for the auto industry, as the expiration of a key lock-up period provided an attractive opportunity to repurchase the stock.

We also purchased a position in entertainment streaming and subscriptions company Netflix, as we believed that international subscriber growth could increase the company’s revenue and facilitate greater content expense leverage.

Digital and mobile payments company PayPal Holdings split from eBay, and we purchased a position in the stock, which we believed was poised to benefit from secular growth in electronic payments.

During the reporting period, we sold the Portfolio’s position in social media company Twitter. Poor visibility on user data led to reduced confidence in the company’s earnings-growth trajectory.

During the reporting period, the Portfolio sold its position in natural and organic foods retailer Whole Foods Market, as we sought to take gains ahead of weakening operating fundamentals.

Railroad and freight transportation company Union Pacific was sold because of slowing rail volumes, which we believed would limit the company’s earnings growth.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio began the reporting period with an underweight position in the energy sector, which moved to a minimally underweight position partly because of a reduction in the sector’s weight in the Russell 1000® Growth Index during the reporting period. We added to an overweight position in the information technology sector during the period, moving it to more than 9% of net assets. An overweight position in the materials sector was increased slightly. During the reporting period, the Portfolio increased the degree to which it was underweight in the industrials sector. In the financials sector, the Portfolio moved from a slightly overweight position to one that was slightly underweight. In the consumer staples sector, the Portfolio increased the degree to which it was underweight relative to the Russell 1000® Growth Index.

How was the Portfolio positioned at the end of the reporting period?

Companies that we believe can grow their earnings in the mid–double digits despite slow global growth, while continuing to trade at reasonable valuations, make up most of the Portfolio. We also believe that newer, faster companies, which are early in the market’s discovery cycle, are attractive in this environment. As of December 31, 2015, the Portfolio remained overweight in the secular growth portions of the U.S. economy: information technology, health care and consumer discretionary. As of the same date, underweighted sectors included consumer staples, industrials and financials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-314	MainStay VP Large Cap Growth Portfolio

Portfolio of Investments December 31, 2015

	Shares	Value
Common Stocks 98.1%†
Airlines 1.5%
Delta Air Lines, Inc.	270,200	$13,696,438

Auto Components 1.0%
Delphi Automotive PLC	100,700	8,633,011

Automobiles 0.7%
Tesla Motors, Inc. (a)	27,490	6,597,875

Biotechnology 8.3%
Alexion Pharmaceuticals, Inc. (a)	97,260	18,552,345
BioMarin Pharmaceutical, Inc. (a)	49,070	5,140,573
♦Celgene Corp. (a)	198,620	23,786,731
Gilead Sciences, Inc.	118,000	11,940,420
Regeneron Pharmaceuticals, Inc. (a)	9,060	4,918,402
Vertex Pharmaceuticals, Inc. (a)	77,525	9,754,971

		74,093,442

Capital Markets 1.1%
Charles Schwab Corp. (The)	289,200	9,523,356

Chemicals 4.0%
Ecolab, Inc.	120,450	13,777,071
PPG Industries, Inc.	114,200	11,285,244
Sherwin-Williams Co. (The)	42,260	10,970,696

		36,033,011

Communications Equipment 0.9%
Palo Alto Networks, Inc. (a)	43,600	7,679,704

Consumer Finance 0.5%
LendingClub Corp. (a)	381,900	4,219,995

Diversified Financial Services 0.5%
Moody’s Corp.	40,900	4,103,906

Food & Staples Retailing 2.6%
Costco Wholesale Corp.	66,200	10,691,300
CVS Health Corp.	129,700	12,680,769

		23,372,069

Health Care Equipment & Supplies 4.6%
Boston Scientific Corp. (a)	663,100	12,227,564
DexCom, Inc. (a)	102,975	8,433,653
Edwards Lifesciences Corp. (a)	113,140	8,935,797
Medtronic PLC	143,900	11,068,788

		40,665,802

	Shares	Value
Health Care Providers & Services 2.6%
♦UnitedHealth Group, Inc.	192,950	$22,698,638

Hotels, Restaurants & Leisure 2.5%
Hilton Worldwide Holdings, Inc.	301,400	6,449,960
Starbucks Corp.	256,600	15,403,698

		21,853,658

Industrial Conglomerates 2.6%
Danaher Corp.	148,700	13,811,256
General Electric Co.	286,000	8,908,900

		22,720,156

Internet & Catalog Retail 7.4%
♦Amazon.com, Inc. (a)	63,925	43,206,268
Netflix, Inc. (a)	73,685	8,428,091
Priceline Group, Inc. (The) (a)	11,340	14,457,933

		66,092,292

Internet Software & Services 13.2%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	151,100	12,279,897
♦Alphabet, Inc. (Google)
Class A (a)	29,315	22,807,363
Class C (a)	29,729	22,560,744
CoStar Group, Inc. (a)	41,850	8,649,976
♦Facebook, Inc. Class A (a)	302,950	31,706,747
LinkedIn Corp. Class A (a)	87,550	19,705,754

		117,710,481

IT Services 9.0%
First Data Corp. Class A (a)	810,900	12,990,618
MasterCard, Inc. Class A	203,700	19,832,232
PayPal Holdings, Inc. (a)	223,900	8,105,180
♦Visa, Inc. Class A	505,600	39,209,280

		80,137,310

Life Sciences Tools & Services 1.6%
Quintiles Transnational Holdings, Inc. (a)	204,700	14,054,702

Media 1.6%
Walt Disney Co. (The)	139,200	14,627,136

Multiline Retail 0.6%
Dollar Tree, Inc. (a)	65,900	5,088,798

Oil, Gas & Consumable Fuels 0.4%
Concho Resources, Inc. (a)	37,800	3,510,108

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-315

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 4.7%
Allergan PLC (a)	42,280	$13,212,500
♦Bristol-Myers Squibb Co.	310,500	21,359,295
Zoetis, Inc.	150,600	7,216,752

		41,788,547

Real Estate Investment Trusts 1.8%
American Tower Corp.	169,600	16,442,720

Semiconductors & Semiconductor Equipment 1.4%
Avago Technologies, Ltd.	88,400	12,831,260

Software 9.8%
♦Adobe Systems, Inc. (a)	237,100	22,273,174
Atlassian Corp. Class A (a)	39,400	1,185,152
Intuit, Inc.	125,300	12,091,450
Microsoft Corp.	153,500	8,516,180
Mobileye N.V. (a)	265,900	11,242,252
Salesforce.com, Inc. (a)	199,200	15,617,280
ServiceNow, Inc. (a)	113,000	9,781,280
Workday, Inc. Class A (a)	77,900	6,207,072

		86,913,840

Specialty Retail 4.6%
Home Depot, Inc. (The)	142,300	18,819,175
L Brands, Inc.	106,200	10,176,084
Ulta Salon Cosmetics & Fragrance, Inc. (a)	63,800	11,803,000

		40,798,259

Technology Hardware, Storage & Peripherals 3.1%
♦Apple, Inc.	264,225	27,812,323

Textiles, Apparel & Luxury Goods 4.0%
Lululemon Athletica, Inc. (a)	122,300	6,417,081
♦NIKE, Inc. Class B	377,800	23,612,500
Under Armour, Inc. Class A (a)	66,700	5,376,687

		35,406,268

Wireless Telecommunication Services 1.5%
SBA Communications Corp. Class A (a)	126,700	13,312,369

Total Common Stocks (Cost $711,246,994)		872,417,474

	Principal Amount	Value
Short-Term Investment 1.9%
Repurchase Agreement 1.9%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $17,266,744 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 9/30/20, with a Principal Amount of $17,375,000 and a Market Value of $17,613,906)	$17,266,686	$17,266,686

Total Short-Term Investment (Cost $17,266,686)		17,266,686

Total Investments (Cost $728,513,680) (b)	100.0%	889,684,160

Other Assets, Less Liabilities	(0.0)‡	(383,976)
Net Assets	100.0%	$889,300,184

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of December 31, 2015, cost was $729,115,449 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$169,006,859
Gross unrealized depreciation	(8,438,148)

Net unrealized appreciation	$160,568,711

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

M-316	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$872,417,474	$—	$—	$872,417,474
Short-Term Investment
Repurchase Agreement	—	17,266,686	—	17,266,686

Total Investments in Securities	$872,417,474	$17,266,686	$—	$889,684,160

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-317

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $728,513,680)	$889,684,160
Receivables:
Fund shares sold	719,116
Dividends and interest	553,038

Total assets	890,956,314

Liabilities
Payables:
Manager (See Note 3)	562,220
Fund shares redeemed	539,572
Investment securities purchased	362,830
NYLIFE Distributors (See Note 3)	93,269
Shareholder communication	54,298
Professional fees	30,359
Custodian	8,237
Trustees	1,142
Accrued expenses	4,203

Total liabilities	1,656,130

Net assets	$889,300,184

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$43,374
Additional paid-in capital	653,129,866

653,173,240
Accumulated net realized gain (loss) on investments	74,956,464
Net unrealized appreciation (depreciation) on investments	161,170,480

Net assets	$889,300,184

Initial Class
Net assets applicable to outstanding shares	$448,409,391

Shares of beneficial interest outstanding	21,531,315

Net asset value per share outstanding	$20.83

Service Class
Net assets applicable to outstanding shares	$440,890,793

Shares of beneficial interest outstanding	21,842,623

Net asset value per share outstanding	$20.18

M-318	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$6,231,395
Interest	179

Total income	6,231,574

Expenses
Manager (See Note 3)	6,080,380
Distribution and service—Service Class (See Note 3)	1,008,938
Shareholder communication	109,340
Professional fees	68,153
Custodian	23,801
Trustees	16,094
Miscellaneous	29,224

Total expenses before waiver/reimbursement	7,335,930

Expense waiver/reimbursement from Manager (See Note 3)	(13,655)

Net expenses	7,322,275

Net investment income (loss)	(1,090,701)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	75,259,346
Net change in unrealized appreciation (depreciation) on investments	(25,640,261)

Net realized and unrealized gain (loss) on investments	49,619,085

Net increase (decrease) in net assets resulting from operations	$48,528,384

(a)	Dividends recorded net of foreign withholding taxes in the amount of $7,148.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-319

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,090,701)	$(1,096,319)
Net realized gain (loss) on investments	75,259,346	105,774,374
Net change in unrealized appreciation (depreciation) on investments	(25,640,261)	(22,601,007)

Net increase (decrease) in net assets resulting from operations	48,528,384	82,077,048

Distributions to shareholders:
From net realized gain on investments:
Initial Class	(53,730,314)	(49,562,117)
Service Class	(51,944,218)	(39,956,998)

Total distributions to shareholders	(105,674,532)	(89,519,115)

Capital share transactions:
Net proceeds from sale of shares	203,971,937	145,593,500
Net asset value of shares issued to shareholders in reinvestment of distributions	105,674,532	89,519,115
Cost of shares redeemed	(147,084,604)	(196,940,595)

Increase (decrease) in net assets derived from capital share transactions	162,561,865	38,172,020

Net increase (decrease) in net assets	105,415,717	30,729,953

Net Assets
Beginning of year	783,884,467	753,154,514

End of year	$889,300,184	$783,884,467

M-320	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012		2011
Net asset value at beginning of year	$22.48	$22.83	$16.88	$14.92		$14.96

Net investment income (loss) (a)	(0.00)‡	(0.01)	0.01	0.06		(0.00	)‡
Net realized and unrealized gain (loss) on investments	1.22	2.29	6.11	1.90		(0.04)

Total from investment operations	1.22	2.28	6.12	1.96		(0.04)

Less dividends and distributions:
From net investment income	—	—	(0.06)	—		—
From net realized gain on investments	(2.87)	(2.63)	(0.11)	—		—

Total dividends and distributions	(2.87)	(2.63)	(0.17)	—		—

Net asset value at end of year	$20.83	$22.48	$22.83	$16.88		$14.92

Total investment return	6.18%	10.63%	36.47%	13.14	%(b)	(0.27%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.01%)	(0.03%)	0.07%	0.38%		(0.00	%)(c)
Net expenses	0.77%	0.77%	0.77%	0.78%		0.79%
Expenses (before waiver/reimbursement)	0.77%	0.77%	0.77%	0.78%		0.80%
Portfolio turnover rate	71%	78%	74%	69%		50%
Net assets at end of year (in 000’s)	$448,409	$410,122	$428,354	$441,225		$314,013

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Less than one-hundredth of a percent.

	Service Class
	Year ended December 31,
	2015	2014	2013	2012		2011
Net asset value at beginning of year	$21.93	$22.39	$16.56	$14.68		$14.75

Net investment income (loss) (a)	(0.06)	(0.06)	(0.03)	0.02		(0.04)
Net realized and unrealized gain (loss) on investments	1.18	2.23	6.00	1.86		(0.03)

Total from investment operations	1.12	2.17	5.97	1.88		(0.07)

Less dividends and distributions:
From net investment income	—	—	(0.03)	—		—
From net realized gain on investments	(2.87)	(2.63)	(0.11)	—		—

Total dividends and distributions	(2.87)	(2.63)	(0.14)	—		—

Net asset value at end of year	$20.18	$21.93	$22.39	$16.56		$14.68

Total investment return	5.91%	10.35%	36.13%	12.81	%(b)	(0.47	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.26%)	(0.28%)	(0.18%)	0.10%		(0.27%)
Net expenses	1.02%	1.02%	1.02%	1.03%		1.04%
Expenses (before waiver/reimbursement)	1.02%	1.02%	1.02%	1.03%		1.05%
Portfolio turnover rate	71%	78%	74%	69%		50%
Net assets at end of year (in 000’s)	$440,891	$373,762	$324,801	$225,199		$181,399

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-321

MainStay VP Marketfield Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Since Inception (5/1/13)	Gross Expense Ratio[2]
Initial Class Shares	–8.04%	–3.74%	2.28%
Service Class Shares	–8.02	–3.86	2.55

Benchmark Performance	One Year	Since Inception (5/1/13)
S&P 500® Index[3]	1.38%	12.02%
HFRI Macro Discretionary Thematic[3]	–0.05	–0.94
Average Lipper Variable Products Alternative Other Portfolio[4]	–3.80	1.16

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Alternative Other Portfolio is representative of portfolios that, by prospectus language, seek total returns through the use of alternative investment strategies. These strategies include but are not limited to equity market neutral, long/short equity, global macro, event driven, credit focus or through the use of several different hedge-like strategies. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns with all dividend and capital gain distributions reinvested.

M-322	MainStay VP Marketfield Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Marketfield Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$936.20	$10.79	$1,014.10	$11.22

Service Class Shares	$1,000.00	$937.50	$13.82	$1,010.90	$14.34

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (2.21% for Initial Class and 2.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-323

Country Composition as of December 31, 2015 (Unaudited)

United States	45.8%
Japan	11.3
China	6.4
Ireland	5.1
Spain	4.4
Germany	1.5

Hong Kong	1.1%
Singapore	0.8
Other Assets, Less Liabilities	52.1
Investments Sold Short	–28.5

Net Assets	100.0%

Industry Composition as of December 31, 2015 (Unaudited)

Household Durables	6.6%
Banks	5.0
Aerospace & Defense	3.8
Real Estate Investment Trusts	3.1
Industrial Conglomerates	2.9
Machinery	2.9
Specialty Retail	2.4
Electronic Equipment, Instruments & Components	2.1
Internet Software & Services	1.8
Automobiles	1.6
Insurance	1.6
Biotechnology	1.4
Food & Staples Retailing	1.3
Metals & Mining	1.3
Real Estate Management & Development	1.3
Internet & Catalog Retail	1.0
Diversified Financial Services	0.8

Diversified Telecommunication Services	0.8%
Electrical Equipment	0.8
Wireless Telecommunication Services	0.8
Personal Products	0.7
Construction Materials	0.6
Chemicals	0.5
Hotels, Restaurants & Leisure	0.5
Leisure Products	0.5
Health Care Equipment & Supplies	0.4
Software	0.3
Investment in Exchange-Traded Funds	4.7
Investment in Money Market Fund	24.9
Other Assets, Less Liabilities	52.1
Investments Sold Short	–28.5

100.0%

See Portfolio of Investments beginning on page M-327 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	Bank of Ireland

2.	Industria de Diseno Textil S.A.

3.	iShares MSCI Hong Kong ETF

4.	D.R. Horton, Inc.

5.	iShares U.S. Home Construction ETF
6.	Siemens A.G. Registered

7.	Grifols S.A.

8.	3M Co.

9.	Sony Corp.

10.	Costco Wholesale Corp.

Top Five Short Positions as of December 31, 2015 (Unaudited)

1.	SPDR S&P 500 ETF Trust
2.	iShares JP Morgan USD Emerging Markets Bond ETF
3.	Health Care Select Sector SPDR Fund
4.	JPMorgan Chase & Co.
5.	Goldman Sachs Group, Inc. (The)

M-324	MainStay VP Marketfield Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Michael C. Aronstein of Marketfield Asset Management LLC (“Marketfield”), the Portfolio’s Subadvisor.1

How did MainStay VP Marketfield Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Marketfield Portfolio returned –8.04% for Initial Class shares and –8.02% for Service Class shares. Over the same period, both share classes underperformed the 1.38% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark, and the –0.05% return of the HFRI Macro Discretionary Thematic Index,2 which is a secondary benchmark of the Portfolio. Over the same period, both share classes underperformed the –3.80% return of the Average Lipper1 Variable Products Alternative Other Portfolio.

What factors affected the Portfolio’s performance relative to the S&P 500® Index during the reporting period?

The Portfolio’s underperformance of the S&P 500® Index was driven by two primary factors. First, the 2015 returns for the S&P 500® Index were dominated by a narrow leadership group in which the Portfolio had only minor participation, while much of the rest of the Index generated negative returns. Consequently, our U.S. exposure generated a modest loss rather than the modest gain that would have been achieved if the Portfolio had the same composition as the Index.

Second, our diversification into non-U.S. equities produced mixed returns. The Portfolio’s European exposure, which continued to be dominated by commercial real estate, outperformed the S&P 500® Index, and relative performance was helped by our decision to hedge the majority of the Portfolio’s currency exposure. The Portfolio’s investments in Japan were almost flat for the reporting period, mostly because of the timing of investment decisions. Asia Ex-Japan, which was dominated by exposure to Chinese equities listed in Hong Kong, produced the majority of the Portfolio’s losses, with a sharp draw-down in the middle of the year.

Index hedging cost a small amount over the course of 2015, although it did succeed in insulating the Portfolio from the sharp declines in global markets in August 2015. In general, the reporting period presented a choppy environment in which the exact timing of hedging decisions proved to be unusually important.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the following derivative holdings produced positive results for the Portfolio: S&P puts 2.4%, QQQ puts 0.7%, and Turkish lira calls 0.6%. Over the same period, the following derivative holdings produced negative results for the Portfolio: long Hang Seng China Enterprises Index (HSCEI) Futures –0.6%, short French Stock Market (CAC 40) Index –0.6%, and South African rand calls –0.5%.

Which investment themes were the strongest contributors to the Portfolio’s absolute performance and which themes were particularly weak?

During the reporting period, the themes that made the strongest contributions to the Portfolio’s absolute performance were Non-U.S. Property, which contributed 1.2% to performance; U.S. Property Recovery, which contributed 0.2% to performance; and Margin Pressures, where a short position contributed 0.2% to performance. (Contributions take weightings and total returns into account.) The Portfolio’s Non-U.S. Property theme benefited from long positions in real estate and financials in Europe, primarily in Ireland, Spain and the U.K. The Portfolio’s U.S. Property Recovery theme benefited from long positions in U.S. homebuilders and housing-related companies. The Portfolio’s Margins Pressures theme benefited from short positions in companies with limited ability to pass on rising input costs.

Over the same period, the themes that made the weakest contributions to the Portfolio’s absolute performance were Asia-Ex Japan, which contributed –3.9%; Developing Opportunities, which contributed –2.3%; and Index Hedges, which contributed –0.8%. The Portfolio’s Asia-Ex Japan theme was negatively affected by long positions in broad Chinese indexes, large insurers and financials (H-shares). The Portfolio’s Developing Opportunities theme was negatively affected by long positions in defense, industrial goods, agriculture and technology. The Portfolio’s Index Hedges theme was negatively affected by broad fixed-income and equity hedges.

1.	Please refer to Note 13–Subsequent Events on page M-542 for a discussion of subsequent events regarding this Portfolio.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios. their benchmark indices and other indices, averages and service providers mentioned in the reports.

M-325

During the reporting period, which individual holdings made the strongest contributions to the Portfolio’s absolute performance and which holdings detracted the most?

During the reporting period, the strongest contributors to the Portfolio’s absolute performance included Merlin Properties Socimi S.A., a real estate investment trust (REIT); lodging stock Dalata Hotel Group PLC; and defense contractor Northrop Grumman. Over the same period, the weakest contributors to the Portfolio’s absolute performance included base metals company Glencore PLC; integrated oil company PetroChina Co., Ltd., Class H; and steel raw-material supplier Vale S.A., Sponsored ADR.

Did the Portfolio make any significant allocation changes during the reporting period?

During the reporting period, the Portfolio saw the following changes in its long exposure. The Asia-Ex Japan theme moved from 14% to 27% of net assets at June 30, 2015, then declined to 13% by year-end. The Japan Recovery theme began 2015 at 10% of net assets, increased to 20% by June 30, 2015, and then decreased to 15% by year-end. The Developing Opportunities theme began the year at 19% of net assets and decreased to 13% by December 31, 2015. The U.S. Property Recovery theme began the year at 13% of net assets and decreased to 11% by year-end. The Portfolio’s Non-U.S. Property theme began the year at 9% of net assets. In December, this theme was included in the European Recovery theme and had increased to an 18% exposure.

During the reporting period, the Portfolio saw the following changes in its short exposure. The Margin Pressure theme began the year short 8% and became the more fully described theme of Vulnerability to Oversupply, ending the year short 11%. The Deterioration of Credit theme was added to the Portfolio in

December 2015, and it ended the year short 15%. The Index Hedges theme began the year short 18% and decreased to short 15% by December 31, 2015.

How did the Portfolio’s sector weightings change during the reporting period?

During 2015, the Portfolio’s largest weighting increase was in industrials, which moved from 6.9% of net assets at the beginning of the reporting period to 10.2% at the end, an increase of 3.3 percentage points. Over the same period, the Portfolio’s telecommunication services weighting rose from 0.0% of net assets to 1.9%, an increase of 1.9 percentage points; the Portfolio’s weighting in health care rose from 0.9% of net assets to 2.2%, an increase of 1.3 percentage points; and the Portfolio’s weighting in consumer discretionary moved from 13% of net assets to 13.1%, an increase of 10 basis points. (A basis point is one hundredth of a percentage point.)

In 2015, the Portfolio’s position in financials saw the greatest decline, moving from 21% of net assets at the beginning of the reporting period to just 2.5% at the end, a decrease of 18.5 percentage points. Over the same period, the Portfolio’s weighting in information technology fell from 10.3% of net assets to 5.0%, a decrease of 5.3 percentage points. In materials, the Portfolio’s weighing moved from 6.1% of net assets to 2.9%, a decrease of 3.2 percentage points. In energy, the Portfolio’s weighting dropped from 0.8% of net assets to 0.0%, a decrease of 80 basis points.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the equity portion of the Portfolio was 53% long and 29% short. The net equity exposure was long 24%. As of December 31, 2015, the futures portion of the Portfolio was 2% short.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-326	MainStay VP Marketfield Portfolio

Portfolio of Investments December 31, 2015

	Shares	Value
Common Stocks 45.4%†
Aerospace & Defense 3.8%
Honeywell International, Inc. (a)	12,516	$1,296,282
Lockheed Martin Corp. (a)	16,771	3,641,823
Northrop Grumman Corp. (a)	19,509	3,683,494
Raytheon Co. (a)	32,778	4,081,844

		12,703,443

Automobiles 1.6%
Byd Co., Ltd. Class H (China) (b)	530,411	2,922,375
Geely Automobile Holdings, Ltd. (China)	4,730,372	2,520,814

		5,443,189

Banks 3.6%
♦Bank of Ireland (Ireland) (b)	12,003,691	4,435,303
China Merchants Bank Co., Ltd. Class H (China)	667,000	1,576,692
Industrial & Commercial Bank of China, Ltd. Class H (China)	5,515,000	3,330,327
Sumitomo Mitsui Financial Group, Inc. (Japan)	67,309	2,579,352

		11,921,674

Biotechnology 1.4%
♦Grifols S.A. (Spain)	102,811	4,763,043

Chemicals 0.5%
Sherwin-Williams Co. (The) (a)	5,993	1,555,783

Construction Materials 0.6%
Taiheiyo Cement Corp. (Japan)	729,167	2,147,553

Diversified Financial Services 0.8%
CME Group, Inc.	21,555	1,952,883
Intercontinental Exchange, Inc. (a)	3,164	810,807

		2,763,690

Diversified Telecommunication Services 0.8%
Singapore Telecommunications, Ltd. (Singapore)	969,098	2,508,350

Electrical Equipment 0.8%
Nidec Corp. (Japan)	35,300	2,595,333

Electronic Equipment, Instruments & Components 2.1%
Keyence Corp. (Japan)	5,326	2,972,404
Murata Manufacturing Co., Ltd. (Japan)	16,587	2,424,673
Yaskawa Electric Corp. (Japan)	102,931	1,424,138

		6,821,215

	Shares	Value
Food & Staples Retailing 1.3%o
♦Costco Wholesale Corp. (a)	27,628	$4,461,922

Health Care Equipment & Supplies 0.4%
Intuitive Surgical, Inc. (a)(b)	2,127	1,161,682

Hotels, Restaurants & Leisure 0.5%
Dalata Hotel Group PLC (Ireland) (b)	300,000	1,793,137

Household Durables 6.6%
CalAtlantic Group, Inc.	38,032	1,442,173
♦D.R. Horton, Inc. (a)	165,730	5,308,332
Lennar Corp. Class A (a)	70,411	3,443,802
PulteGroup, Inc. (a)	184,192	3,282,302
Sekisui House, Ltd. (Japan)	152,965	2,604,458
♦Sony Corp. (Japan)	99,758	2,491,564
♦Sony Corp., Sponsored ADR (Japan) (a)	83,082	2,044,648
Toll Brothers, Inc. (a)(b)	42,605	1,418,747

		22,036,026

Industrial Conglomerates 2.9%
♦3M Co. (a)	31,099	4,684,753
♦Siemens A.G. Registered (Germany)	51,273	5,008,197

		9,692,950

Insurance 1.6%
AIA Group, Ltd. (Hong Kong)	637,298	3,831,987
China Pacific Insurance Group Co., Ltd. Class H (China)	392,164	1,611,657

		5,443,644

Internet & Catalog Retail 1.0%
JD.com, Inc., ADR (China) (a)(b)	100,791	3,252,022

Internet Software & Services 1.8%
Facebook, Inc. Class A (a)(b)	25,099	2,626,861
Tencent Holdings, Ltd. (China)	174,614	3,440,437

		6,067,298

Leisure Products 0.5%
Shimano, Inc. (Japan)	9,817	1,524,067

Machinery 2.9%
Deere & Co.	28,798	2,196,423
FANUC Corp. (Japan)	17,955	3,148,978
Kubota Corp. (Japan)	277,301	4,355,791

		9,701,192

Metals & Mining 1.3%
Newmont Mining Corp. (a)	91,462	1,645,401
Nippon Steel & Sumitomo Metal Corp. (Japan)	137,000	2,753,792

		4,399,193

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-327

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Personal Products 0.7%
Kao Corp. (Japan)	47,718	$2,483,265

Real Estate Investment Trusts 3.1%
Green REIT PLC (Ireland)	1,710,310	2,960,876
Hibernia REIT PLC (Ireland)	1,956,440	2,993,634
Merlin Properties Socimi S.A. (Spain)	350,000	4,391,284

		10,345,794

Real Estate Management & Development 1.3%
Mitsubishi Estate Co., Ltd. (Japan)	98,690	2,072,002
St. Joe Co. (The) (b)	118,410	2,191,769

		4,263,771

Software 0.3%
Splunk, Inc. (a)(b)	17,637	1,037,232

Specialty Retail 2.4%
Home Depot, Inc. (The)	17,624	2,330,774
♦Industria de Diseno Textil S.A. (Spain)	163,413	5,627,797

		7,958,571

Wireless Telecommunication Services 0.8%
China Mobile, Ltd. (China)	239,463	2,703,597

Total Common Stocks (Cost $137,818,998)		151,548,636

Exchange-Traded Funds 4.7% (c)
♦iShares MSCI Hong Kong ETF (a)	269,977	5,350,944
♦iShares U.S. Home Construction ETF (a)	190,701	5,167,997
Market Vectors Gold Miners ETF (a)	119,783	1,643,423
SPDR S&P Homebuilders ETF (a)	98,373	3,362,389

Total Exchange-Traded Funds (Cost $15,990,059)		15,524,753

Preferred Stock 1.4%
Banks 1.4%
♦Bank of Ireland Trust-Preferred Security 10.24% (Ireland) (d)	4,357,000	4,734,969

Total Preferred Stock (Cost $5,154,632)		4,734,969

Short-Term Investment 24.9%
Money Market Fund 24.9%
State Street Institutional Treasury Money Market Fund	83,002,427	83,002,427

Total Short-Term Investment (Cost $83,002,427)		83,002,427

Total Investments, Before Investments Sold Short (Cost $241,966,116) (f)	76.4%	254,810,785

	Shares	Value
Common Stocks Sold Short (14.8%)
Air Freight & Logistics (0.7%)
FedEx Corp.	(8,800)	$(1,311,112)
United Parcel Service, Inc. Class B	(11,900)	(1,145,137)

		(2,456,249)

Banks (3.0%)
Bank of Nova Scotia (The) (Canada)	(36,600)	(1,480,452)
Canadian Imperial Bank of Commerce (Canada)	(22,300)	(1,469,637)
^ JPMorgan Chase & Co.	(53,360)	(3,523,361)
Royal Bank of Canada (Canada)	(33,900)	(1,816,362)
Toronto-Dominion Bank (The) (Canada)	(46,900)	(1,837,073)

		(10,126,885)

Beverages (1.0%)
PepsiCo, Inc.	(33,702)	(3,367,504)

Capital Markets (5.5%)
Aberdeen Asset Management PLC (United Kingdom)	(300,398)	(1,281,598)
Ameriprise Financial, Inc.	(6,000)	(638,520)
BlackRock, Inc. Class A	(6,592)	(2,244,708)
Blackstone Group, L.P. (The)	(44,618)	(1,304,630)
Eaton Vance Corp.	(40,942)	(1,327,749)
Franklin Resources, Inc.	(50,838)	(1,871,855)
^ Goldman Sachs Group, Inc. (The)	(18,699)	(3,370,121)
Invesco, Ltd.	(20,100)	(672,948)
KKR & Co., L.P.	(40,800)	(636,072)
Legg Mason, Inc.	(44,803)	(1,757,622)
Morgan Stanley	(58,100)	(1,848,161)
State Street Corp.	(9,500)	(630,420)
T Rowe Price Group, Inc.	(9,818)	(701,889)

		(18,286,293)

Consumer Finance (0.4%)
Capital One Financial Corp.	(8,700)	(627,966)
Discover Financial Services	(12,000)	(643,440)

		(1,271,406)

Diversified Financial Services (0.2%)
Leucadia National Corp.	(30,971)	(538,586)

Insurance (0.7%)
Manulife Financial Corp. (Canada)	(106,900)	(1,602,303)
MetLife, Inc.	(13,400)	(646,014)

		(2,248,317)

Media (1.9%)
Altice N.V. Class A (Netherlands) (b)	(75,647)	(1,089,274)
CBS Corp. Class B	(26,200)	(1,234,806)
Time Warner, Inc.	(18,700)	(1,209,329)
Twenty-First Century Fox, Inc. Class A	(51,000)	(1,385,160)
Viacom, Inc. Class B	(33,753)	(1,389,274)

		(6,307,843)

M-328	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Road & Rail (0.7%)
Canadian Pacific Railway, Ltd. (Canada)	(19,294)	$(2,461,914)

Technology Hardware, Storage & Peripherals (0.7%)
Apple, Inc.	(21,800)	(2,294,668)

Total Common Stocks Sold Short (Proceeds $54,033,425)		(49,359,665)

Exchange-Traded Funds Sold Short (13.7%) (c)
^ Health Care Select Sector SPDR Fund	(103,619)	(7,465,749)
^ iShares JP Morgan USD Emerging Markets Bond ETF	(144,719)	(15,308,376)
iShares U.S. Real Estate ETF	(39,734)	(2,984,421)
^ SPDR S&P 500 ETF Trust	(81,600)	(16,637,424)
Utilities Select Sector SPDR Fund	(74,595)	(3,228,471)

Total Exchange-Traded Funds Sold Short (Proceeds $46,628,029)		(45,624,441)

Total Investments Sold Short (Proceeds $100,661,454) (e)	(28.5)%	(94,984,106)

Total Investments, Net of Investments Sold Short (Cost $141,304,662)	47.9	159,826,679
Other Assets, Less Liabilities	52.1	173,599,354
Net Assets	100.0%	$333,426,033

^	Among the Portfolio’s 5 largest short positions as of December 31, 2015. May be subject to change daily.

(a)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(M)).

(b)	Non-income producing security.

(c)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	As of December 31, 2015, cash in the amount of $143,290,726 was on deposit with brokers for short sale transactions.

(f)	As of December 31, 2015, cost was $245,839,870 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$14,951,112
Gross unrealized depreciation	(5,980,197)

Net unrealized appreciation	$8,970,915

As of December 31, 2015, the Portfolio held the following foreign currency forward contracts1:

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	2/16/16	Citigroup Global Markets, Inc.	EUR	11,850,000	$12,742,661	$(148,690)
Euro vs. U.S. Dollar	2/16/16	Credit Suisse International		11,905,652	12,659,161	(292,733)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(441,423)

1.	As of December 31, 2015, cash in the amount of $2,000,000 was on deposit with a broker for foreign currency forward contracts.

As of December 31, 2015, the Portfolio held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
S&P/TSX 60 Index	(58)	March 2016	$(6,378,868)	$(100,262)

1.	As of December 31, 2015, cash in the amount of $3,320,245 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2015.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-329

Portfolio of Investments December 31, 2015 (continued)

Total Return Equity Swap Contracts

Open OTC total return equity swap contracts as of December 31, 2015 were as follows1:

Swap Counterparty	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Notional Amount Long/(Short) (000)*	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	Zhengzhou Yutong Bus Co., Ltd	1 Month LIBOR BBA plus 0.10%	11/21/2016	$1,645	$87,552
Merrill Lynch	Zhengzhou Yutong Bus Co., Ltd	1 Month LIBOR BBA plus 0.10%	12/5/2016	778	24,510
				$2,423	$112,062

*	Notional amounts reflected as a positive value indicate a long position held by the Fund and a negative value indicates a short position.

At December 31, 2015, the Portfolio held the following OTC credit default swap contract1:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Republic of South Africa
5.50%, due 3/9/20	Citibank N.A.	6/20/2019	Buy	$4,497	(1.00%)	$(168,118)	$279,181	$111,063
							$279,181	$111,063

1.	As of December 31, 2015, cash in the amount of $1,590,941 was on deposit with a broker for swap contract.

2.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contract at the time it was opened and the value at December 31, 2015.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

EUR—Euro

SPDR —Standard & Poor’s Depositary Receipt

M-330	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$151,548,636	$—	$—	$151,548,636
Exchange-Traded Funds	15,524,753	—	—	15,524,753
Preferred Stock	—	4,734,969	—	4,734,969
Short-Term Investment
Money Market Fund	83,002,427	—	—	83,002,427

Total Investments in Securities	250,075,816	4,734,969	—	254,810,785

Other Financial Instruments
Credit Default Swap Contract (b)	—	111,063	—	111,063
Total Return Equity Swap Contracts (b)	—	112,062	—	112,062

Total Other Financial Instruments	—	223,125	—	223,125

Total Investments in Securities and Other Financial Instruments	$250,075,816	$4,958,094	$—	$255,033,910

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(49,359,665)	$—	$—	$(49,359,665)
Exchange-Traded Funds Sold Short	(45,624,441)	—	—	(45,624,441)

Total Investments in Securities Sold Short	(94,984,106)	—	—	(94,984,106)

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(441,423)	—	(441,423)
Futures Contracts Short (b)	(100,262)	—	—	(100,262)

Total Other Financial Instruments	(100,262)	(441,423)	—	(541,685)

Total Investments in Securities Sold Short and Other Financial Instruments	$(95,084,368)	$(441,423)	$—	$(95,525,791)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

During the year ended December 31, 2015, foreign equity securities with a market value of $54,621,534 transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices in active markets compared with the prior year prices that were fair valued by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-331

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $241,966,116)	$254,810,785
Cash collateral on deposit at broker	150,201,912
Cash	12,332,520
Cash denominated in foreign currencies (identified cost $11,400,734)	11,239,856
Receivables:
Dividends and interest	745,389
Fund shares sold	134,123
Investment securities sold	61,198
Premiums paid for swap contracts	168,118
Unrealized appreciation on swap contracts	223,125

Total assets	429,917,026

Liabilities
Investments sold short (proceeds $100,661,454)	94,984,106
Payables:
Manager (See Note 3)	395,428
Dividends on investments sold short	213,206
Unrealized depreciation on futures contracts (a)	100,262
Broker fees and charges on short sales	74,758
NYLIFE Distributors (See Note 3)	69,978
Investment securities purchased	63,713
Fund shares redeemed	57,628
Professional fees	53,750
Shareholder communication	20,168
Custodian	14,806
Trustees	420
Accrued expenses	1,347
Unrealized depreciation on foreign currency forward contracts	441,423

Total liabilities	96,490,993

Net assets	$333,426,033

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,034
Additional paid-in capital	395,793,873

395,830,907
Net investment loss	(1,374,302)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(78,949,255)
Net unrealized appreciation (depreciation) on investments, futures contracts and swap contracts	12,967,532
Net unrealized appreciation (depreciation) on investments sold short	5,677,348
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(726,197)

Net assets	$333,426,033

Initial Class
Net assets applicable to outstanding shares	$3,051,439

Shares of beneficial interest outstanding	337,938

Net asset value per share outstanding	$9.03

Service Class
Net assets applicable to outstanding shares	$330,374,594

Shares of beneficial interest outstanding	36,695,782

Net asset value per share outstanding	$9.00

(a)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2015. Margin payments are not paid or received daily.

M-332	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$4,785,495
Interest	604,355

Total income	5,389,850

Expenses
Manager (See Note 3)	5,506,294
Dividends on investments sold short	2,103,545
Broker fees and charges on short sales	854,116
Distribution and service—Service Class (See Note 3)	844,094
Professional fees	104,085
Custodian	70,471
Shareholder communication	49,165
Trustees	7,999
Miscellaneous	45,937

Total expenses	9,585,706

Net investment income (loss)	(4,195,856)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(18,932,844)
Investments sold short	(5,534,193)
Futures transactions	(7,045,679)
Written option transactions	534,773
Swap transactions	(93,940)
Foreign currency transactions	221,595

Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(30,850,288)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,250,980)
Investments sold short	4,318,964
Futures contracts	2,325,364
Swap contracts	312,034
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(686,854)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	3,018,528

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(27,831,760)

Net increase (decrease) in net assets resulting from operations	$(32,027,616)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $232,407.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-333

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(4,195,856)	$(4,278,172)
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(30,850,288)	(45,028,366)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	3,018,528	(8,867,684)

Net increase (decrease) in net assets resulting from operations	(32,027,616)	(58,174,222)

Capital share transactions:
Net proceeds from sale of shares	75,427,943	239,914,389
Cost of shares redeemed	(154,485,146)	(78,808,418)

Increase (decrease) in net assets derived from capital share transactions	(79,057,203)	161,105,971

Net increase (decrease) in net assets	(111,084,819)	102,931,749

Net Assets
Beginning of year	444,510,852	341,579,103

End of year	$333,426,033	$444,510,852

Net investment loss at end of year	$(1,374,302)	$(3,137)

M-334	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,		May 1, 2013** through December 31,
	2015	2014	2013
Net asset value at beginning of period	$9.82	$11.15	$10.00

Net investment income (loss) (a)	(0.06)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.72)	(1.25)	1.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.00)‡	—

Total from investment operations	(0.79)	(1.33)	1.15

Net asset value at end of period	$9.03	$9.82	$11.15

Total investment return	(8.04%)	(11.93%)	11.50	% (b)(c)
Ratios (to average net assets)/Supplemental Data: (d)
Net investment income (loss)	(0.59%)	(0.78%)	(1.35	%)††
Net expenses (excluding short sale expenses)	1.47%	1.46%	1.54	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.00%	2.21%	2.64	% ††
Short sale expenses	0.53%	0.75%	1.10	% ††
Portfolio turnover rate	115%	113%	18%
Net assets at end of period (in 000’s)	$3,051	$100,126	$88,557

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-335

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,		May 1, 2013** through December 31,
	2015	2014	2013
Net asset value at beginning of period	$9.79	$11.14	$10.00

Net investment income (loss) (a)	(0.11)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.67)	(1.24)	1.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.00)‡	—

Total from investment operations	(0.79)	(1.35)	1.14

Net asset value at end of period	$9.00	$9.79	$11.14

Total investment return (b)	(8.07%)	(12.12%)	11.40	% (c)
Ratios (to average net assets)/Supplemental Data: (d)
Net investment income (loss)	(1.15%)	(1.04%)	(1.55	%)††
Net expenses (excluding short sales expenses)	1.72%	1.71%	1.79	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.51%	2.48%	2.79	% ††
Short sale expenses	0.79%	0.77%	1.00	% ††
Portfolio turnover rate	115%	113%	18%
Net assets at end of period (in 000’s)	$330,375	$344,385	$253,022

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-336	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP MFS® Utilities Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–14.35%	6.26%	0.78%
Service Class Shares	–14.57	6.00	1.03

Benchmark Performance	One Year	Since Inception (2/17/12)
Dow Jones Global Utilities Index[3]	–7.75%	4.41%
Average Lipper Variable Products Utility Portfolio[4]	–11.73	7.35

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Utility Portfolio is representative of portfolios that invest primarily in the equity securities of domestic and foreign companies providing utilities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-337

Cost in Dollars of a $1,000 Investment in MainStay VP MFS® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$866.30	$3.67	$1,021.30	$3.97

Service Class Shares	$1,000.00	$865.20	$4.84	$1,020.00	$5.24

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-338	MainStay VP MFS® Utilities Portfolio

Country Composition as of December 31, 2015 (Unaudited)

United States	72.6%
Spain	5.2
Italy	2.9
Canada	2.7
United Kingdom	2.5
Portugal	2.3
France	1.7
China	1.6
Sweden	1.5
Brazil	1.4
Greece	0.9

Denmark	0.8%
Japan	0.8
Netherlands	0.7
Israel	0.6
Russia	0.5
India	0.4
Indonesia	0.4
Thailand	0.1
Other Assets, Less Liabilities	0.4

100.0%

Portfolio Composition as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-342 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	Exelon Corp.

2.	NextEra Energy, Inc.

3.	PPL Corp.

4.	Sempra Energy

5.	Dominion Resources, Inc.
6.	EDP Renovaveis S.A.

7.	American Electric Power Co., Inc.

8.	Calpine Corp.

9.	AES Corp.
10.	American Tower Corp.

M-339

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Maura A. Shaughnessy, CFA, and Claud P. Davis of Massachusetts Financial Services Company (“MFS”), the Portfolio’s Subadvisor.

How did MainStay VP MFS® Utilities Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP MFS® Utilities Portfolio returned –14.35% for Initial Class shares and –14.57% for Service Class shares. Both share classes underperformed the –7.75% return of the Dow Jones Global Utilities Index,1 which is the Portfolio’s primary benchmark and a broad-based securities-market index, and the –11.73% return of the Average Lipper1 Variable Products Utility Portfolio for the 12 months ended December 31, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, declining commodities prices had an impact on natural gas pipeline/MLP companies and independent power producers. These dynamics were the biggest factors that affected the Portfolio’s performance relative to the Dow Jones Global Utilities Index.

The Portfolio’s overweight position in natural gas pipeline/MLPs hurt relative performance as the companies came under extreme selling pressure as a result of falling oil and natural gas prices. Investors became concerned about how the current environment would affect dividend yields as well as future dividend growth.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio held a long position in U.S currency forwards, which was a primary contributor to relative performance. (Contributions take weightings and total returns into account.)

Which industries were the strongest positive contributors to the Portfolio’s relative performance, and which industries were particularly weak?

During the reporting period, the industries that made the strongest positive contributions to the Portfolio’s performance relative to the Dow Jones Global Utilities Index were cable TV, telephone services and wireless communications. The industries that made the weakest contributions to the Portfolio’s relative performance were natural gas pipeline, electric power and water utilities.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Portugal-based renewable energy company EDP Renovaveis, electricity and natural gas company PPL Corp. and media company Time Warner Cable were the strongest individual positive contributors to the Portfolio’s absolute performance. Power plant operator Dynegy, natural gas pipeline operator Kinder Morgan and independent power producer NRG were the weakest contributors to the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio added to its positions in electric utility Exelon and natural gas pipeline operator Kinder Morgan and initiated a position in oil, gas & consumable fuels company Energy Transfer Partners. Exelon has disclosed a cost-cutting plan and a capital plan. The company seeks to drive high single-digit growth over the next few years. We added to the Portfolio’s position in Kinder Morgan, mostly through a convertible security, in light of the security’s high relative dividend yield and what we perceived to be a favorable risk/reward opportunity. Energy Transfer Partners was added to the Portfolio because of its balance sheet, free cash flow generation and defensive business position.

During the reporting period, we trimmed the Portfolio’s position in Liberty Global because its valuation became less attractive after a period of relative outperformance. We eliminated the Portfolio’s position in OGE Energy on regulatory concerns and weakness in the company’s midstream operations. The Portfolio also sold its position in Telecom Italia after the stock moved higher on news of government funding worth two billion euros and because the company faced continued challenges in Brazil.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s most substantial increase in exposure was in the electric power industry. Over the same period, the Portfolio’s largest reductions in exposure were in the energy—independent and cable TV industries.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-340	MainStay VP MFS® Utilities Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the Portfolio was most substantially overweight relative to the Dow Jones Global Utilities Index in the natural gas pipeline, telephone services and cable TV industries. As of the same date, the Portfolio was most substantially underweight relative to the benchmark in the electric power, natural gas distribution and water utilities industries.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-341

Portfolio of Investments December 31, 2015

	Principal Amount	Value
Long-Term Bonds 0.1%† Corporate Bond 0.1%
Media 0.1%
Neptune Finco Corp. 10.125%, due 1/15/23 (a)(b)	$750,000	$781,875

Total Corporate Bond (Cost $750,000)		781,875

Mortgage-Backed Security 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.0%‡
Falcon Franchise Loan LLC Series 2001-1, Class IO 6.616%, due 1/5/23 (a)(b)(c)(d)	8,933	898

Total Mortgage-Backed Security (Cost $502)		898

Total Long-Term Bonds (Cost $750,502)		782,773

	Shares
Common Stocks 87.6%
Diversified Telecommunication Services 6.3%
Bezeq-The Israeli Telecommunication Corp., Ltd. (Isreal)	3,331,121	7,336,856
BT Group PLC (United Kingdom)	1,250,032	8,692,474
Com Hem Holding AB (Sweden)	1,960,138	17,833,263
Hellenic Telecommunications Organization S.A. (Greece)	1,037,792	10,421,059
TDC A/S (Denmark)	1,851,610	9,272,610
TELUS Corp. (Canada)	181,265	5,012,068
Verizon Communications, Inc.	255,239	11,797,147
XL Axiata Tbk PT (Indonesia) (e)	18,516,000	4,902,677

		75,268,154

Electric Utilities 25.7%
ALLETE, Inc.	82,056	4,170,907
♦American Electric Power Co., Inc.	571,310	33,290,234
CPFL Energia S.A. (Brazil) (e)	1,391,549	5,339,327
Edison International	186,051	11,016,080
EDP-Energias de Portugal S.A. (Portugal)	7,602,710	27,438,911
EDP-Energias do Brasil S.A. (Brazil)	1,719,059	5,231,588
Enel S.p.A. (Italy)	5,955,594	25,189,960
♦Exelon Corp.	1,727,177	47,963,705
FirstEnergy Corp.	309,382	9,816,691
Iberdrola S.A. (Spain)	924,461	6,580,509
♦NextEra Energy, Inc.	569,149	59,128,890
♦PPL Corp.	1,660,296	56,665,903
Red Electrica Corp. S.A. (Spain)	101,571	8,511,576

	Shares	Value
Electric Utilities (continued)
Xcel Energy, Inc.	241,717	$8,680,057

		309,024,338

Gas Utilities 1.7%
China Resources Gas Group, Ltd. (China)	4,450,000	13,263,786
Snam S.p.A. (Italy)	1,274,338	6,689,002

		19,952,788

Independent Power & Renewable Electricity Producers 14.6%
Abengoa Yield PLC (Spain)	673,012	12,982,401
♦AES Corp.	2,944,383	28,177,745
♦Calpine Corp. (e)	1,958,069	28,333,258
China Longyuan Power Group Corp., Ltd., Class H (China)	7,635,000	5,763,156
Dynegy, Inc. (e)	1,454,312	19,487,781
♦EDP Renovaveis S.A. (Spain)	4,308,574	33,946,979
Enel Green Power S.p.A. (Italy)	911,276	1,864,790
NextEra Energy Partners, L.P.	360,829	10,770,746
NRG Energy, Inc.	1,777,208	20,917,738
NRG Yield, Inc. Class A	288,116	4,007,694
NRG Yield, Inc. Class C	405,697	5,988,088
Tractebel Energia S.A. (Brazil)	399,900	3,385,188

		175,625,564

Media 8.0%
Altice N.V. Class A (Netherlands) (e)	502,760	7,239,460
Charter Communications, Inc. Class A (e)	85,351	15,627,768
Comcast Corp. Class A	441,282	24,901,543
Liberty Global PLC Series C (United Kingdom) (e)	196,515	8,011,916
Numericable-SFR (France)	129,467	4,713,391
Quebecor, Inc. Class B (Canada)	332,174	8,133,306
Time Warner Cable, Inc.	148,869	27,628,598

		96,255,982

Multi-Utilities 12.4%
Alliant Energy Corp.	57,598	3,596,995
Ameren Corp.	385,496	16,664,992
CMS Energy Corp.	83,466	3,011,453
♦Dominion Resources, Inc.	160,296	10,842,421
DTE Energy Co.	170,381	13,662,852
ENGIE S.A. (France)	858,281	15,226,927
NorthWestern Corp.	88,375	4,794,344
PG&E Corp.	375,361	19,965,452
Public Service Enterprise Group, Inc.	511,104	19,774,614
♦Sempra Energy	441,920	41,544,899

		149,084,949

Oil, Gas & Consumable Fuels 13.3%
Columbia Pipeline Group, Inc.	234,183	4,683,660
Columbia Pipeline Partners, L.P.	481,900	8,423,612
Enable Midstream Partners, L.P.	294,010	2,704,892

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

M-342	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc. (Canada)	588,563	$19,566,306
Energy Transfer Equity, L.P.	612,746	8,419,130
Energy Transfer Partners, L.P.	497,089	16,766,812
Enterprise Products Partners, L.P.	604,935	15,474,237
EQT GP Holdings, L.P.	64,772	1,344,667
EQT Midstream Partners, L.P.	132,836	10,023,805
JP Energy Partners, L.P.	187,771	923,833
Kinder Morgan, Inc.	911,323	13,596,939
Plains All American Pipeline, L.P.	93,117	2,151,003
Plains GP Holdings, L.P. Class A	877,099	8,288,586
SemGroup Corp. Class A	143,923	4,153,618
Sunoco Logistics Partners, L.P.	387,083	9,948,033
Tallgrass Energy GP, L.P.	215,068	3,434,636
Western Gas Equity Partners, L.P.	160,302	5,817,360
Williams Cos., Inc. (The)	508,942	13,079,809
Williams Partners, L.P.	401,743	11,188,542

		159,989,480

Real Estate Investment Trusts 1.6%
♦American Tower Corp.	196,908	19,090,231

Wireless Telecommunication Services 4.0%
Advanced Info Service PCL (Thailand)	404,000	1,706,489
Bharti Airtel, Ltd. (India)	496,304	2,535,675
Bharti Infratel, Ltd. (India)	332,172	2,136,947
KDDI Corp. (Japan)	363,800	9,546,364
Mobile TeleSystems PJSC, Sponsored ADR (Russia)	948,863	5,863,973
SBA Communications Corp. Class A (e)	112,312	11,800,622
Vodafone Group PLC (United Kingdom)	4,496,456	14,649,373

		48,239,443

Total Common Stocks (Cost $1,180,406,805)		1,052,530,929

Convertible Preferred Stocks 9.0%
Diversified Telecommunication Services 0.7%
Frontier Communications Corp. 11.125%	93,726	8,583,427

Electric Utilities 2.8%
♦Exelon Corp. 6.50%	591,754	23,948,284
♦NextEra Energy, Inc.
5.799%	71,008	3,879,877
6.371%	101,280	5,350,623

		33,178,784

	Shares	Value
Independent Power & Renewable Electricity Producers 0.6%
Dynegy, Inc. 5.375%	142,461	$7,141,570

Multi-Utilities 2.4%
♦Dominion Resources, Inc.
6.00%	196,725	10,558,231
6.125%	161,168	8,554,797
6.375%	190,917	9,179,289

		28,292,317

Oil, Gas & Consumable Fuels 1.8%
Anadarko Petroleum Corp. 7.50%	173,836	5,901,732
Kinder Morgan, Inc. 9.75%	404,066	16,283,860

		22,185,592

Real Estate Investment Trusts 0.7%
♦American Tower Corp. 5.50%	86,622	8,748,822

Total Convertible Preferred Stocks (Cost $125,617,662)		108,130,512

Preferred Stock 0.3%
Electric Utilities 0.3%
Cia Paranaense de Energia Class B 4.06% (Brazil)	623,200	3,827,807

Total Preferred Stock (Cost $7,719,862)		3,827,807

	Principal Amount
Short-Term Investment 2.6%
Repurchase Agreement 2.6%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $31,464,717 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 7/31/20, with a Principal Amount of $31,465,000 and a Market Value of $32,094,300)	$31,464,612	31,464,612

Total Short-Term Investment (Cost $31,464,612)		31,464,612

Total Investments (Cost $1,345,959,443) (f)	99.6%	1,196,736,633
Other Assets, Less Liabilities	0.4	4,884,111
Net Assets	100.0%	$1,201,620,744

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-343

Portfolio of Investments December 31, 2015 (continued)

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Restricted security.

(c)	Illiquid security—As of December 31, 2015, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $898, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(d)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2015.

(e)	Non-income producing security.

(f)	As of December 31, 2015, cost was $1,353,634,609 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$86,539,680
Gross unrealized depreciation	(243,437,656)

Net unrealized depreciation	$(156,897,976)

As of December 31, 2015, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty		Contract Amount Purchased	Contract Amount Sold	Unrealized Appreciation (Depreciation)
Canadian Dollar vs. U.S. Dollar	1/15/16	BNP Paribas S.A.	CAD	130,395	$98,993	$(4,755)
Canadian Dollar vs. U.S. Dollar	1/15/16	Credit Suisse International		66,020	48,055	(342)
Canadian Dollar vs. U.S. Dollar	1/15/16	Deutsche Bank A.G.		298,389	223,401	(7,751)
Canadian Dollar vs. U.S. Dollar	1/15/16	Goldman Sachs & Co.		65,898	49,352	(1,726)
Canadian Dollar vs. U.S. Dollar	1/15/16	JPMorgan Chase Bank		47,085	35,262	(1,234)
Canadian Dollar vs. U.S. Dollar	1/15/16	Morgan Stanley & Co.		1,536,739	1,154,757	(44,137)
Canadian Dollar vs. U.S. Dollar	1/15/16	UBS A.G.		167,440	120,025	987
Euro vs. U.S. Dollar	1/15/16	Credit Suisse International	EUR	432,844	477,872	(7,358)
Euro vs. U.S. Dollar	1/15/16	Deutsche Bank A.G.		4,359,974	4,700,811	38,605
Euro vs. U.S. Dollar	3/17/16	Deutsche Bank A.G.		656,000	724,978	(10,772)
Euro vs. U.S. Dollar	1/15/16	HSBC Bank U.S.A.		2,653,195	2,886,401	(2,302)
Euro vs. U.S. Dollar	1/15/16	JPMorgan Chase Bank		1,408,382	1,533,193	(2,241)
Euro vs. U.S. Dollar	1/15/16	Morgan Stanley & Co.		1,715,266	1,885,928	(21,385)
Euro vs. U.S. Dollar	1/15/16	State Street Bank and Trust		510,213	560,051	(5,435)
Euro vs. U.S. Dollar	1/15/16	UBS A.G.		580,348	623,085	7,770
Pound Sterling vs. U.S. Dollar	1/15/16	JPMorgan Chase Bank	GBP	334,446	515,710	(22,656)

Foreign Currency Sales Contracts				Contract Amount Sold	Contract Amount Purchased
Canadian Dollar vs. U.S. Dollar	1/15/16	Barclays Bank PLC	CAD	1,479,000	1,136,227	67,335
Canadian Dollar vs. U.S. Dollar	1/15/16	BNP Paribas S.A.		1,478,000	1,136,194	68,025
Canadian Dollar vs. U.S. Dollar	1/15/16	Citibank N.A.		1,182,000	908,669	54,423
Canadian Dollar vs. U.S. Dollar	1/15/16	Deutsche Bank A.G.		17,734,000	13,628,863	812,285
Canadian Dollar vs. U.S. Dollar	1/15/16	JPMorgan Chase Bank		5,605,000	4,308,420	257,618
Canadian Dollar vs. U.S. Dollar	1/15/16	Merrill Lynch International Bank		2,955,000	2,269,108	133,493
Canadian Dollar vs. U.S. Dollar	1/15/16	Morgan Stanley & Co.		4,819,722	3,639,917	156,645
Euro vs. U.S. Dollar	1/15/16	BNP Paribas S.A.	EUR	254,582	276,750	12

M-344	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Foreign Currency Sales Contracts	Expiration Date	Counterparty		Contract Amount Sold	Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	1/15/16	Citibank N.A.	EUR	6,653,640	$7,448,750	$216,054
Euro vs. U.S. Dollar	1/15/16	Credit Suisse International		2,497,324	2,797,390	82,728
Euro vs. U.S. Dollar	1/15/16	Deutsche Bank A.G.		40,755,225	45,888,481	1,586,390
Euro vs. U.S. Dollar	1/15/16	Goldman Sachs & Co.		843,679	941,713	24,609
Euro vs. U.S. Dollar	1/15/16	HSBC Bank U.S.A.		1,659,985	1,795,639	(8,812)
Euro vs. U.S. Dollar	1/15/16	JPMorgan Chase Bank		44,544,311	49,852,089	1,431,153
Euro vs. U.S. Dollar	1/15/16	Merrill Lynch International Bank		2,472,332	2,769,761	82,265
Euro vs. U.S. Dollar	1/15/16	Morgan Stanley & Co.		231,699	247,036	(4,828)
Euro vs. U.S. Dollar	1/15/16	State Street Bank and Trust		150,498	165,198	1,603
Pound Sterling vs. U.S. Dollar	1/15/16	Barclays Bank PLC	GBP	161,714	240,835	2,430
Pound Sterling vs. U.S. Dollar	1/15/16	BNP Paribas S.A.		9,955,406	15,148,862	472,180
Pound Sterling vs. U.S. Dollar	1/15/16	Credit Suisse International		106,060	157,315	957
Pound Sterling vs. U.S. Dollar	1/15/16	JPMorgan Chase Bank		363,237	538,137	2,637
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$5,354,470

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bond	$—	$781,875	$—	$781,875
Mortgage-Backed Security	—	898	—	898

Total Long-Term Bonds	—	782,773	—	782,773

Common Stocks	1,052,530,929	—	—	1,052,530,929
Convertible Preferred Stocks	108,130,512	—	—	108,130,512
Preferred Stock	3,827,807	—	—	3,827,807

Short-Term Investment
Repurchase Agreement	—	31,464,612	—	31,464,612

Total Investments in Securities	1,164,489,248	32,247,385	—	1,196,736,633

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	5,500,204	—	5,500,204

Total Investments in Securities and Other Financial Instruments	$1,164,489,248	$37,747,589	$—	$1,202,236,837

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-345

Portfolio of Investments December 31, 2015 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(145,734)	$—	$(145,734)

Total Other Financial Instruments	$—	$(145,734)	$—	$(145,734)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

During the year ended December 31, 2015, foreign equity securities with a market value of $227,030,563 transferred from Level 2 to Level 1 as the price of these securities were based on quoted prices in active markets compared with the prior year prices that were fair valued by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).

M-346	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $1,345,959,443)	$1,196,736,633
Cash denominated in foreign currencies (identified cost $4,623)	4,586
Receivables:
Investment securities sold	3,956,990
Dividends and interest	3,249,392
Fund shares sold	179,712
Unrealized appreciation on foreign currency forward contracts	5,500,204

Total assets	1,209,627,517

Liabilities
Payables:
Investment securities purchased	6,198,474
Manager (See Note 3)	724,850
Fund shares redeemed	496,485
NYLIFE Distributors (See Note 3)	235,188
Shareholder communication	77,428
Custodian	70,714
Professional fees	35,530
Trustees	1,457
Accrued expenses	20,913
Unrealized depreciation on foreign currency forward contracts	145,734

Total liabilities	8,006,773

Net assets	$1,201,620,744

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$118,930
Additional paid-in capital	1,281,430,685

1,281,549,615
Undistributed net investment income	34,709,999
Accumulated net realized gain (loss) on investments and foreign currency transactions	29,365,290
Net unrealized appreciation (depreciation) on investments	(149,222,810)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	5,218,650

Net assets	$1,201,620,744

Initial Class
Net assets applicable to outstanding shares	$70,368,384

Shares of beneficial interest outstanding	6,935,540

Net asset value per share outstanding	$10.15

Service Class
Net assets applicable to outstanding shares	$1,131,252,360

Shares of beneficial interest outstanding	111,994,700

Net asset value per share outstanding	$10.10

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-347

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$41,460,835
Interest	68,709

Total income	41,529,544

Expenses
Manager (See Note 3)	9,991,741
Distribution and service—Service Class (See Note 3)	3,261,889
Custodian	313,288
Shareholder communication	179,155
Professional fees	110,872
Trustees	27,924
Miscellaneous	93,551

Total expenses	13,978,420

Net investment income (loss)	27,551,124

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	30,638,674
Foreign currency transactions	15,042,265

Net realized gain (loss) on investments and foreign currency transactions	45,680,939

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(281,033,706)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(527,002)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(281,560,708)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(235,879,769)

Net increase (decrease) in net assets resulting from operations	$(208,328,645)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,556,203.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $9,793

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $(13,198).

M-348	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$27,551,124	$34,141,838
Net realized gain (loss) on investments and foreign currency transactions	45,680,939	104,864,431
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(281,560,708)	7,635,727

Net increase (decrease) in net assets resulting from operations	(208,328,645)	146,641,996

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(3,162,614)	(1,394,204)
Service Class	(48,148,407)	(20,437,467)

	(51,311,021)	(21,831,671)

From net realized gain on investments:
Initial Class	(5,682,196)	(3,353,741)
Service Class	(92,167,976)	(54,913,045)

	(97,850,172)	(58,266,786)

Total dividends and distributions to shareholders	(149,161,193)	(80,098,457)

Capital share transactions:
Net proceeds from sale of shares	140,610,612	238,865,242
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	149,161,193	80,098,457
Cost of shares redeemed	(170,385,741)	(111,170,141)

Increase (decrease) in net assets derived from capital share transactions	119,386,064	207,793,558

Net increase (decrease) in net assets	(238,103,774)	274,337,097

Net Assets
Beginning of year	1,439,724,518	1,165,387,421

End of year	$1,201,620,744	$1,439,724,518

Undistributed net investment income at end of year	$34,709,999	$42,587,339

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-349

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,				February 17, 2012** through December 31,
	2015	2014		2013	2012
Net asset value at beginning of period	$13.42	$12.65		$10.89	$10.00

Net investment income (loss) (a)	0.28	0.38		0.37	0.33
Net realized and unrealized gain (loss) on investments	(2.25)	1.05		1.88	0.56
Net realized and unrealized gain (loss) on foreign currency transactions	0.13	0.16		(0.05)	(0.00	)‡

Total from investment operations	(1.84)	1.59		2.20	0.89

Less dividends and distributions:
From net investment income	(0.51)	(0.24)		(0.28)	—
From net realized gain on investments	(0.92)	(0.58)		(0.16)	—

Total dividends and distributions	(1.43)	(0.82)		(0.44)	—

Net asset value at end of period	$10.15	$13.42		$12.65	$10.89

Total investment return	(14.35%)	12.68%		20.33%	8.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.23%	2.81%		3.03%	3.66	%††
Net expenses	0.77%	0.78	%(d)	0.79%	0.80	%††
Portfolio turnover rate	43%	47%		45%	43%
Net assets at end of period (in 000’s)	$70,368	$82,495		$70,290	$56,565

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes expense waiver/reimbursement less than one-hundreth of a percent.

M-350	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,				February 17, 2012** through December 31,
	2015	2014		2013	2012
Net asset value at beginning of period	$13.36	$12.61		$10.87	$10.00

Net investment income (loss) (a)	0.25	0.35		0.34	0.30
Net realized and unrealized gain (loss) on investments	(2.24)	1.04		1.87	0.57
Net realized and unrealized gain (loss) on foreign currency transactions	0.13	0.16		(0.05)	(0.00	)‡

Total from investment operations	(1.86)	1.55		2.16	0.87

Less dividends and distributions:
From net investment income	(0.48)	(0.22)		(0.26)	—
From net realized gain on investments	(0.92)	(0.58)		(0.16)	—

Total dividends and distributions	(1.40)	(0.80)		(0.42)	—

Net asset value at end of period	$10.10	$13.36		$12.61	$10.87

Total investment return	(14.57%)	12.40%		20.03%	8.70	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98%	2.53%		2.78%	3.26	%††
Net expenses	1.02%	1.03	%(d)	1.04%	1.05	%††
Portfolio turnover rate	43%	47%		45%	43%
Net assets at end of period (in 000’s)	$1,131,252	$1,357,229		$1,095,097	$793,902

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes expense waiver/reimbursement less than one-hundreth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-351

MainStay VP Mid Cap Core Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	–3.68%	12.30%	7.75%	0.86%
Service Class Shares	–3.92	12.02	7.48	1.11

Benchmark Performance	One Year	Five Years	Ten Years
Russell Midcap® Index[3]	–2.44%	11.44%	8.00%
Average Lipper Variable Products Mid-Cap Core Portfolio[4]	–3.38	9.76	7.15

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mid-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. diversified equity large-cap floor. Mid-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P MidCap 400® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-352	MainStay VP Mid Cap Core Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$942.60	$4.21	$1,020.90	$4.38

Service Class Shares	$1,000.00	$941.40	$5.43	$1,019.60	$5.65

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.86% for Initial Class and 1.11% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-353

Industry Composition as of December 31, 2015 (Unaudited)

Real Estate Investment Trusts	7.4%
Insurance	6.5
IT Services	5.6
Software	4.5
Specialty Retail	3.6
Food Products	3.4
Hotels, Restaurants & Leisure	3.3
Media	3.3
Banks	3.2
Semiconductors & Semiconductor Equipment	3.2
Airlines	3.1
Oil, Gas & Consumable Fuels	2.8
Aerospace & Defense	2.7
Health Care Equipment & Supplies	2.7
Beverages	2.3
Health Care Providers & Services	2.1
Biotechnology	2.0
Capital Markets	1.9
Diversified Financial Services	1.9
Machinery	1.9
Building Products	1.7
Electronic Equipment, Instruments & Components	1.7
Exchange-Traded Funds	1.7
Life Sciences Tools & Services	1.5
Multi-Utilities	1.5
Auto Components	1.4
Communications Equipment	1.4
Containers & Packaging	1.4
Electric Utilities	1.2
Household Durables	1.2
Textiles, Apparel & Luxury Goods	1.2
Commercial Services & Supplies	1.1
Trading Companies & Distributors	1.1

Internet & Catalog Retail	1.0%
Internet Software & Services	1.0
Diversified Consumer Services	0.8
Energy Equipment & Services	0.8
Personal Products	0.8
Wireless Telecommunication Services	0.8
Chemicals	0.7
Consumer Finance	0.6
Gas Utilities	0.6
Health Care Technology	0.6
Household Products	0.6
Pharmaceuticals	0.6
Professional Services	0.6
Real Estate Management & Development	0.6
Construction & Engineering	0.5
Electrical Equipment	0.5
Industrial Conglomerates	0.5
Metals & Mining	0.5
Multiline Retail	0.5
Thrifts & Mortgage Finance	0.5
Air Freight & Logistics	0.4
Diversified Telecommunication Services	0.4
Automobiles	0.3
Technology Hardware, Storage & Peripherals	0.2
Food & Staples Retailing	0.0	‡
Leisure Products	0.0	‡
Road & Rail	0.0	‡
Water Utilities	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-357 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	S&P Midcap 400 Index—Midcap SPDR Trust Series 1

2.	AmerisourceBergen Corp.

3.	Activision Blizzard, Inc.

4.	NVIDIA Corp.

5.	Expedia, Inc.
6.	Tyson Foods, Inc. Class A

7.	Public Service Enterprise Group, Inc.

8.	Dr. Pepper Snapple Group, Inc.

9.	Hartford Financial Services Group, Inc. (The)

10.	Fifth Third Bancorp

M-354	MainStay VP Mid Cap Core Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Mid Cap Core Portfolio perform relative to its primary benchmark and peers for the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Mid Cap Core Portfolio returned –3.68% for Initial Class shares and –3.92% for Service Class shares. Over the same period, both share classes underperformed the –2.44% return of the Russell Midcap® Index,1 which is the Portfolio’s benchmark and is a broad-based securities-market index. Both share classes also underperformed the –3.38% return of the Average Lipper1 Variable Products Mid-Cap Core Portfolio for the 12 months ended December 31, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

Of the several macro themes during the reporting period, the plunge in commodity prices, especially in oil and metals, had a direct impact on the Portfolio’s relative performance. The Portfolio held a modestly underweight position in the energy sector, which helped performance relative to the Russell Midcap® Index. On the other hand, overweight exposure to certain metals stocks, especially earlier in 2015, detracted from the Portfolio’s relative performance. Uncertainties surrounding the timing and size of a rate hike by the Federal Reserve also injected volatility, although the Portfolio held underweight positions in interest-rate-sensitive high-yielding bond proxies such as utilities and REITs, which was beneficial. The underperformance of certain specialty retailers adversely affected our stock selection in the consumer discretionary sector. The performance of momentum-based factors was strong, but it was particularly able to identify weak performers, which the Portfolio’s long-only strategy had limited ability to exploit. As a result, these factors had little if any impact on relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest sector contributions to performance relative to the Russell Midcap® Index came from information technology, energy and materials. (Contributions take weightings and total returns into account.) In information technology and energy, the main performance driver was stock selection. The Portfolio also benefited from an underweight position relative to the Index in the energy sector. The Portfolio also held an underweight position in the materials sector, which was beneficial from an allocation standpoint, as materials stocks were weighed down by depressed commodity prices.

The sectors that detracted the most from the Portfolio’s relative performance were consumer discretionary, consumer staples and financials. Unfavorable stock selection was the primary reason for the negative impact in each of these sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive individual contributors to the Portfolio’s absolute performance were positions in interactive software game companies Activision Blizzard and Electronic Arts and a position in managed health care company Cigna. The Portfolio held large positions in Activision Blizzard and Electronic Arts in 2015. Both stocks appreciated as they delivered higher-than-anticipated earnings and revenues because of successful shifts into digital and because of margin expansion. The Portfolio also held a substantial position in Cigna. In July 2015, Cigna agreed to be acquired by rival company Anthem, which helped the Portfolio’s performance, as the share price jumped on the news.

The most substantial detractors from the Portfolio’s absolute performance were Internet catalog & retail company Groupon, specialty pharmaceuticals company Mallinckrodt and food & staples retailing company Whole Foods Markets. Groupon, which operates a local e-commerce business connecting merchants to consumers, had a challenging year. The company struggled to improve its billings growth and margins. Mallinckrodt’s shares declined in the second half of 2015 amid potential competition for its key drug Acthar, as well as negative press regarding drug prices. Whole Foods Markets underperformed its peers as the company tried to cope with escalated competition and an uncertain outlook for sales and margins.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio steadily increased its position in interactive game publisher Activision Blizzard throughout

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-355

the reporting period, moving from an underweight position relative to the Russell Midcap® Index to a substantially overweight position. Activision’s strong financial results were reflected in improved momentum readings, which led us to increase the Portfolio’s position. The Portfolio also purchased shares of domestic tire company Goodyear. Goodyear saw improvements in its North American operations, offsetting declines in the company’s international operations. A favorable raw-material price environment also helped offset the drag from a strong U.S. dollar. Our model gave Goodyear strong rankings for valuation and momentum.

The Portfolio started selling shares of motorcycle manufacturer Harley-Davidson in January 2015. The Portfolio moved from the maximum overweight position our model recommended to a zero weighting in the stock by April 2015. Harley-Davidson shares declined because of competitive pressure and currency-driven volume declines. Weak share performance and negative sentiment led to poor momentum and sentiment scores in our model. During the reporting period, the Portfolio also exited its position in wireless semiconductor company Skyworks Solutions. In the first quarter of 2015, the Portfolio held the maximum overweight position our model recommended. We reduced the holding to an underweight position relative to the Russell Midcap® Index in the second quarter and fully liquidated the position in August. Skyworks’ financials results were hurt by weakness in the Apple iPhone 6S cycle, as Skyworks derives 75% of its revenues from smartphones. Against this backdrop, the return prospect perceived by our model deteriorated in terms of sentiment and momentum, while the stock’s valuation also remained less than compelling.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, purchases of insurance and regional bank stocks reduced the degree to which the Portfolio was underweight relative to the Russell Midcap® Index in the financials sector. Purchases in building products and airlines brought the Portfolio from an underweight position relative to the benchmark in the industrials sector to an overweight position.

The most substantial decrease in relative sector weighting was in consumer discretionary, where the Portfolio moved from a substantially overweight position relative to the Russell Midcap® Index to a modestly overweight position. This shift resulted primarily from sales of stocks in hotel, resort & cruise lines and specialty stores. We also sold positions in health care providers, reducing the degree to which the Portfolio was overweight in the health care sector.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the Portfolio was most substantially overweight relative to the Russell Midcap® Index in the information technology and industrials sectors. As of the same date, the most substantially underweight sector positions relative to the Index were in materials and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-356	MainStay VP Mid Cap Core Portfolio

Portfolio of Investments December 31, 2015

	Shares	Value
Common Stocks 98.2%†
Aerospace & Defense 2.7%
BWX Technologies, Inc.	127,445	$4,048,928
Huntington Ingalls Industries, Inc.	46,743	5,929,349
L-3 Communications Holdings, Inc.	37,909	4,530,505
Orbital ATK, Inc.	38,637	3,451,830
Spirit AeroSystems Holdings, Inc. Class A (a)	121,846	6,100,829
Textron, Inc.	19,151	804,533

		24,865,974

Air Freight & Logistics 0.4%
C.H. Robinson Worldwide, Inc.	61,563	3,818,137

Airlines 3.1%
Alaska Air Group, Inc.	82,163	6,614,943
Copa Holdings S.A. Class A	76,604	3,696,909
JetBlue Airways Corp. (a)	256,257	5,804,221
Southwest Airlines Co.	165,019	7,105,718
United Continental Holdings, Inc. (a)	98,596	5,649,551

		28,871,342

Auto Components 1.4%
Delphi Automotive PLC	3,812	326,803
Goodyear Tire & Rubber Co. (The)	195,582	6,389,664
Lear Corp.	53,073	6,518,956

		13,235,423

Automobiles 0.3%
Thor Industries, Inc.	50,791	2,851,915

Banks 3.2%
CIT Group, Inc.	148,993	5,915,022
Comerica, Inc.	27,318	1,142,712
♦Fifth Third Bancorp	371,923	7,475,652
First Republic Bank	51,375	3,393,833
KeyCorp	299,742	3,953,597
Regions Financial Corp.	201,734	1,936,646
SunTrust Banks, Inc.	100,813	4,318,829
Zions Bancorp.	56,135	1,532,486

		29,668,777

Beverages 2.3%
Coca-Cola Enterprises, Inc.	136,989	6,745,338
Constellation Brands, Inc. Class A	23,405	3,333,808
♦Dr. Pepper Snapple Group, Inc.	82,900	7,726,280
Molson Coors Brewing Co. Class B	37,551	3,526,790

		21,332,216

Biotechnology 2.0%
Agios Pharmaceuticals, Inc. (a)	9,939	645,240
Alkermes PLC (a)	27,485	2,181,759

	Shares	Value
Biotechnology (continued)
Alnylam Pharmaceuticals, Inc. (a)	15,027	$1,414,642
BioMarin Pharmaceutical, Inc. (a)	28,028	2,936,213
Bluebird Bio, Inc. (a)	10,538	676,750
Incyte Corp. (a)	27,134	2,942,682
Intercept Pharmaceuticals, Inc. (a)	4,456	665,504
Intrexon Corp. (a)	17,326	522,379
IONIS Pharmaceuticals, Inc. (a)	24,200	1,498,706
Juno Therapeutics, Inc. (a)	8,895	391,113
Medivation, Inc. (a)	32,443	1,568,295
OPKO Health, Inc. (a)	79,858	802,573
Seattle Genetics, Inc. (a)	24,469	1,098,169
United Therapeutics Corp. (a)	9,385	1,469,785

		18,813,810

Building Products 1.7%
Armstrong World Industries, Inc. (a)	101,685	4,650,055
Lennox International, Inc.	10,381	1,296,587
Masco Corp.	53,450	1,512,635
Owens Corning	126,084	5,929,730
USG Corp. (a)	119,400	2,900,226

		16,289,233

Capital Markets 1.9%
Affiliated Managers Group, Inc. (a)	3,832	612,200
Ameriprise Financial, Inc.	18,493	1,968,025
Lazard, Ltd. Class A	131,923	5,937,854
Legg Mason, Inc.	38,876	1,525,106
LPL Financial Holdings, Inc.	125,315	5,344,685
Raymond James Financial, Inc.	40,785	2,364,306
Waddell & Reed Financial, Inc. Class A	12,971	371,749

		18,123,925

Chemicals 0.7%
Cabot Corp.	18,265	746,673
Celanese Corp. Series A	52,655	3,545,261
Eastman Chemical Co.	25,514	1,722,450
Mosaic Co. (The)	7,540	208,029

		6,222,413

Commercial Services & Supplies 1.1%
ADT Corp. (The)	108,358	3,573,647
Cintas Corp.	2,426	220,887
Clean Harbors, Inc. (a)	38,404	1,599,527
R.R. Donnelley & Sons Co.	360,842	5,311,594

		10,705,655

Communications Equipment 1.4%
Brocade Communications Systems, Inc.	593,829	5,451,350
EchoStar Corp. Class A (a)	23,170	906,179
F5 Networks, Inc. (a)	6,083	589,808
Juniper Networks, Inc.	232,380	6,413,688

		13,361,025

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-357

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Construction & Engineering 0.5%
AECOM (a)	141,027	$4,235,041
Quanta Services, Inc. (a)	24,234	490,738

		4,725,779

Consumer Finance 0.6%
SLM Corp. (a)	380,226	2,479,074
Synchrony Financial (a)	96,620	2,938,214

		5,417,288

Containers & Packaging 1.4%
Crown Holdings, Inc. (a)	94,579	4,795,155
Graphic Packaging Holding Co.	33,693	432,281
International Paper Co.	36,967	1,393,656
Sealed Air Corp.	147,860	6,594,556

		13,215,648

Diversified Consumer Services 0.8%
H&R Block, Inc.	65,800	2,191,798
Service Corp. International	67,705	1,761,684
ServiceMaster Global Holdings, Inc. (a)	98,765	3,875,539

		7,829,021

Diversified Financial Services 1.9%
Intercontinental Exchange, Inc.	8,825	2,261,495
Moody’s Corp.	15,102	1,515,335
Morningstar, Inc.	31,007	2,493,273
MSCI, Inc. Class A	17,310	1,248,570
Nasdaq, Inc.	70,177	4,082,196
Voya Financial, Inc.	165,321	6,101,998

		17,702,867

Diversified Telecommunication Services 0.4%
CenturyLink, Inc.	149,378	3,758,350

Electric Utilities 1.2%
Edison International	85,514	5,063,284
Entergy Corp.	49,921	3,412,600
Xcel Energy, Inc.	70,475	2,530,757

		11,006,641

Electrical Equipment 0.5%
Rockwell Automation, Inc.	42,760	4,387,604

Electronic Equipment, Instruments & Components 1.7%
Arrow Electronics, Inc. (a)	42,716	2,314,353
Avnet, Inc.	43,302	1,855,058
Ingram Micro, Inc. Class A	187,005	5,681,212
Jabil Circuit, Inc.	239,112	5,568,918

		15,419,541

Energy Equipment & Services 0.8%
Frank’s International N.V.	3,810	63,589
RPC, Inc.	197,100	2,355,345

	Shares	Value
Energy Equipment & Services (continued)
Superior Energy Services, Inc.	339,673	$4,575,395

		6,994,329

Food Products 3.4%
Bunge, Ltd.	38,179	2,606,862
Campbell Soup Co.	15,022	789,406
ConAgra Foods, Inc.	89,955	3,792,503
Flowers Foods, Inc.	216,019	4,642,248
Hormel Foods Corp.	33,781	2,671,401
Ingredion, Inc.	63,099	6,047,408
J.M. Smucker Co. (The)	5,091	627,924
Pilgrim’s Pride Corp.	132,718	2,931,741
♦Tyson Foods, Inc. Class A	147,760	7,880,041

		31,989,534

Gas Utilities 0.6%
UGI Corp.	177,672	5,998,207

Health Care Equipment & Supplies 2.7%
C.R. Bard, Inc.	38,538	7,300,639
DENTSPLY International, Inc.	15,099	918,774
Hologic, Inc. (a)	167,124	6,466,027
St. Jude Medical, Inc.	99,040	6,117,701
Varian Medical Systems, Inc. (a)	48,884	3,949,827

		24,752,968

Health Care Providers & Services 2.1%
♦AmerisourceBergen Corp.	84,461	8,759,450
Centene Corp. (a)	98,753	6,498,935
LifePoint Health, Inc. (a)	52,859	3,879,851
Universal Health Services, Inc. Class B	5,610	670,339

		19,808,575

Health Care Technology 0.6%
Allscripts Healthcare Solutions, Inc. (a)	370,106	5,692,230
IMS Health Holdings, Inc. (a)	1,140	29,036

		5,721,266

Hotels, Restaurants & Leisure 3.3%
Brinker International, Inc.	121,268	5,814,801
Darden Restaurants, Inc.	19,275	1,226,661
Extended Stay America, Inc.	235,688	3,747,439
Marriott International, Inc. Class A	60,028	4,024,277
Norwegian Cruise Line Holdings, Ltd. (a)	19,860	1,163,796
Panera Bread Co. Class A (a)	28,718	5,593,692
Royal Caribbean Cruises, Ltd.	2,401	243,005
Six Flags Entertainment Corp.	107,286	5,894,293
Starwood Hotels & Resorts Worldwide, Inc.	22,927	1,588,382
Wyndham Worldwide Corp.	14,052	1,020,878

		30,317,224

Household Durables 1.2%
D.R. Horton, Inc.	65,823	2,108,311
Leggett & Platt, Inc.	135,302	5,685,390

M-358	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Household Durables (continued)
Mohawk Industries, Inc. (a)	9,583	$1,814,924
Tempur Sealy International, Inc. (a)	8,426	593,696
Tupperware Brands Corp.	348	19,366
Whirlpool Corp.	8,831	1,297,009

		11,518,696

Household Products 0.6%
Energizer Holdings, Inc.	151,780	5,169,627
Spectrum Brands Holdings, Inc.	3,230	328,814

		5,498,441

Industrial Conglomerates 0.5%
Carlisle Cos., Inc.	51,908	4,603,721

Insurance 6.5%
Alleghany Corp. (a)	4,196	2,005,394
American National Insurance Co.	10,363	1,059,824
AmTrust Financial Services, Inc.	88,490	5,449,214
Aspen Insurance Holdings, Ltd.	39,262	1,896,355
Assured Guaranty, Ltd.	215,710	5,701,215
Axis Capital Holdings, Ltd.	102,958	5,788,299
FNF Group	139,278	4,828,768
Hanover Insurance Group, Inc. (The)	62,581	5,090,339
♦Hartford Financial Services Group, Inc. (The)	177,683	7,722,103
Lincoln National Corp.	135,060	6,788,116
Principal Financial Group, Inc.	82,709	3,720,251
Progressive Corp. (The)	187,565	5,964,567
Reinsurance Group of America, Inc.	16	1,369
Validus Holdings, Ltd.	51,242	2,371,992
XL Group PLC	53,867	2,110,509

		60,498,315

Internet & Catalog Retail 1.0%
♦Expedia, Inc.	63,832	7,934,318
Liberty Interactive Corp. QVC Group Class A (a)	37,547	1,025,784

		8,960,102

Internet Software & Services 1.0%
Akamai Technologies, Inc. (a)	46,401	2,442,084
Rackspace Hosting, Inc. (a)	18,871	477,814
VeriSign, Inc. (a)	74,016	6,466,038

		9,385,936

IT Services 5.6%
Amdocs, Ltd.	83,473	4,555,122
Broadridge Financial Solutions, Inc.	43,321	2,327,637
Computer Sciences Corp.	48,031	1,569,653
CoreLogic, Inc. (a)	152,669	5,169,372
CSRA, Inc.	48,031	1,440,930
Global Payments, Inc.	93,833	6,053,167
Leidos Holdings, Inc.	100,026	5,627,463

	Shares	Value
IT Services (continued)
Teradata Corp. (a)	114,074	$3,013,835
Total System Services, Inc.	21,971	1,094,156
Vantiv, Inc. Class A (a)	118,146	5,602,483
Western Union Co. (The)	350,024	6,268,930
WEX, Inc. (a)	56,755	5,017,142
Xerox Corp.	406,956	4,325,942

		52,065,832

Leisure Products 0.0%‡
Brunswick Corp.	2,681	135,417

Life Sciences Tools & Services 1.5%
Agilent Technologies, Inc.	51,079	2,135,613
Charles River Laboratories International, Inc. (a)	36,052	2,898,220
Quintiles Transnational Holdings, Inc. (a)	81,348	5,585,354
VWR Corp. (a)	118,371	3,351,083

		13,970,270

Machinery 1.9%
AGCO Corp.	120,931	5,489,058
Dover Corp.	3,274	200,729
Kennametal, Inc.	44,669	857,645
Trinity Industries, Inc.	225,448	5,415,261
Valmont Industries, Inc.	50,078	5,309,269

		17,271,962

Media 3.3%
Cablevision Systems Corp. Class A	147,742	4,712,970
Cinemark Holdings, Inc.	27,302	912,706
Interpublic Group of Cos., Inc. (The)	154,768	3,602,999
John Wiley & Sons, Inc. Class A	52,662	2,371,370
Liberty Media Corp. Class C (a)	30,772	1,171,798
News Corp. Class A	257,238	3,436,700
News Corp. Class B	183,843	2,566,448
Omnicom Group, Inc.	46,433	3,513,121
Regal Entertainment Group Class A	111,385	2,101,835
Scripps Networks Interactive, Inc. Class A	30,191	1,666,845
Sirius XM Holdings, Inc. (a)	1,121,208	4,563,316

		30,620,108

Metals & Mining 0.5%
Newmont Mining Corp.	223,848	4,027,026
Nucor Corp.	11,685	470,905

		4,497,931

Multi-Utilities 1.5%
Ameren Corp.	11,869	513,097
CMS Energy Corp.	24,692	890,887
Consolidated Edison, Inc.	59,179	3,803,434
DTE Energy Co.	4,688	375,931
MDU Resources Group, Inc.	1,535	28,121
NiSource, Inc.	48,677	949,688

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-359

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Multi-Utilities (continued)
♦Public Service Enterprise Group, Inc.	202,953	$7,852,252
Vectren Corp.	437	18,538

		14,431,948

Multiline Retail 0.5%
Dollar General Corp.	29,500	2,120,165
Dollar Tree, Inc. (a)	19,409	1,498,763
Kohl’s Corp.	7,918	377,134
Macy’s, Inc.	20,988	734,160
Nordstrom, Inc.	3,997	199,091

		4,929,313

Oil, Gas & Consumable Fuels 2.8%
Cabot Oil & Gas Corp.	10,072	178,174
Cheniere Energy, Inc. (a)	8,911	331,935
Cimarex Energy Co.	5,941	531,006
Columbia Pipeline Group, Inc.	36,431	728,620
Concho Resources, Inc. (a)	10,988	1,020,346
Continental Resources, Inc. (a)	1,169	26,864
CVR Energy, Inc.	2,392	94,125
Denbury Resources, Inc.	83,758	169,191
EQT Corp.	6,203	323,362
Hess Corp.	39,400	1,910,112
HollyFrontier Corp.	141,720	5,653,211
Marathon Oil Corp.	42,922	540,388
Murphy Oil Corp.	34,843	782,225
Newfield Exploration Co. (a)	12,021	391,404
Noble Energy, Inc.	38,759	1,276,334
PBF Energy, Inc. Class A	20,838	767,047
Pioneer Natural Resources Co.	16,279	2,041,061
Tesoro Corp.	65,666	6,919,226
World Fuel Services Corp.	69,527	2,674,008

		26,358,639

Personal Products 0.8%
Herbalife, Ltd. (a)	103,556	5,552,673
Nu Skin Enterprises, Inc. Class A	43,539	1,649,692

		7,202,365

Pharmaceuticals 0.6%
Jazz Pharmaceuticals PLC (a)	27,520	3,868,211
Perrigo Co. PLC	5,596	809,741
Zoetis, Inc.	21,922	1,050,503

		5,728,455

Professional Services 0.6%
ManpowerGroup, Inc.	64,245	5,415,211

Real Estate Investment Trusts 7.4%
Annaly Capital Management, Inc.	243	2,279
Apple Hospitality REIT, Inc.	82,561	1,648,743
AvalonBay Communities, Inc.	27,674	5,095,614

	Shares	Value
Real Estate Investment Trusts (continued)
Boston Properties, Inc.	12,598	$1,606,749
Brixmor Property Group, Inc.	46,128	1,191,025
Camden Property Trust	14,271	1,095,442
CBL & Associates Properties, Inc.	50,609	626,033
Crown Castle International Corp.	67,375	5,824,569
DDR Corp.	112,410	1,892,984
Digital Realty Trust, Inc.	39,978	3,023,136
Equinix, Inc.	13,646	4,126,551
Equity Commonwealth (a)	70,644	1,958,958
Equity LifeStyle Properties, Inc.	35,104	2,340,384
Essex Property Trust, Inc.	4,015	961,231
Extra Space Storage, Inc.	35,378	3,120,693
Federal Realty Investment Trust	1,143	166,992
Gaming and Leisure Properties, Inc.	31,950	888,210
General Growth Properties, Inc.	36,096	982,172
HCP, Inc.	31,673	1,211,176
Hospitality Properties Trust	74,829	1,956,778
Host Hotels & Resorts, Inc.	201,723	3,094,431
Iron Mountain, Inc.	2,062	55,695
Kimco Realty Corp.	14,850	392,931
Lamar Advertising Co. Class A	36,108	2,165,758
Macerich Co. (The)	6,732	543,205
Mid-America Apartment Communities, Inc.	7,774	705,957
National Retail Properties, Inc.	7,928	317,516
Outfront Media, Inc.	82,801	1,807,546
Post Properties, Inc.	395	23,368
ProLogis, Inc.	47,406	2,034,666
Realty Income Corp.	12,687	655,030
Regency Centers Corp.	1,675	114,101
SL Green Realty Corp.	3,248	366,959
Tanger Factory Outlet Centers, Inc.	42,013	1,373,825
Taubman Centers, Inc.	28,336	2,173,938
UDR, Inc.	1,537	57,745
Ventas, Inc.	50,809	2,867,152
VEREIT, Inc.	309,460	2,450,923
Vornado Realty Trust	14,692	1,468,612
Weingarten Realty Investors	483	16,702
Welltower, Inc.	36,908	2,510,851
Weyerhaeuser Co.	124,766	3,740,485
WP Glimcher, Inc.	58,704	622,850

		69,279,965

Real Estate Management & Development 0.6%
CBRE Group, Inc. Class A (a)	1,674	57,887
Realogy Holdings Corp. (a)	150,614	5,523,015

		5,580,902

Road & Rail 0.0%‡
Avis Budget Group, Inc. (a)	2,763	100,269
Hertz Global Holdings, Inc. (a)	22,077	314,156

		414,425

M-360	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 3.2%
Cree, Inc. (a)	179,065	$4,775,664
First Solar, Inc. (a)	72,507	4,784,737
Maxim Integrated Products, Inc.	115,551	4,390,938
♦NVIDIA Corp.	242,968	8,008,225
ON Semiconductor Corp. (a)	455,588	4,464,762
Teradyne, Inc.	174,810	3,613,323

		30,037,649

Software 4.5%
♦Activision Blizzard, Inc.	213,848	8,278,056
Cadence Design Systems, Inc. (a)	278,333	5,792,110
CDK Global, Inc.	12,190	578,659
Citrix Systems, Inc. (a)	89,741	6,788,907
Electronic Arts, Inc. (a)	80,570	5,536,770
Intuit, Inc.	67,982	6,560,263
Nuance Communications, Inc. (a)	300,995	5,986,791
Synopsys, Inc. (a)	58,761	2,680,089

		42,201,645

Specialty Retail 3.6%
Aaron’s, Inc.	33,590	752,080
Advance Auto Parts, Inc.	3,774	568,025
AutoZone, Inc. (a)	2,550	1,891,871
Best Buy Co., Inc.	167,934	5,113,590
CST Brands, Inc.	92,185	3,608,121
Foot Locker, Inc.	25,416	1,654,328
GameStop Corp. Class A	71,198	1,996,392
Gap, Inc. (The)	1,069	26,404
GNC Holdings, Inc. Class A	96,418	2,990,886
L Brands, Inc.	25,808	2,472,923
Michaels Cos., Inc. (The) (a)	18,810	415,889
Murphy USA, Inc. (a)	61,683	3,746,626
O’Reilly Automotive, Inc. (a)	9,176	2,325,382
Ross Stores, Inc.	41,225	2,218,317
Signet Jewelers, Ltd.	12,335	1,525,716
Staples, Inc.	246,707	2,336,315
Urban Outfitters, Inc. (a)	4,563	103,808

		33,746,673

Technology Hardware, Storage & Peripherals 0.2%
NCR Corp. (a)	77,319	1,891,223

Textiles, Apparel & Luxury Goods 1.2%
Coach, Inc.	122,785	4,018,753
Michael Kors Holdings, Ltd. (a)	88,719	3,554,083
Ralph Lauren Corp.	9,168	1,022,049
Under Armour, Inc. Class A (a)	27,389	2,207,827

		10,802,712

Thrifts & Mortgage Finance 0.5%
New York Community Bancorp, Inc.	262,936	4,291,116

	Shares	Value
Trading Companies & Distributors 1.1%
NOW, Inc. (a)	234,037	$3,702,465
United Rentals, Inc. (a)	84,292	6,114,542

		9,817,007

Water Utilities 0.0%‡
American Water Works Co., Inc.	640	38,240

Wireless Telecommunication Services 0.8%
Telephone & Data Systems, Inc.	201,643	5,220,537
United States Cellular Corp. (a)	46,738	1,907,378

		7,127,915

Total Common Stocks (Cost $876,701,031)		915,526,821

Exchange-Traded Funds 1.7% (b)
S&P 500 Index—SPDR Trust Series 1	19,311	3,937,320
♦S&P Midcap 400 Index—Midcap SPDR Trust Series 1	49,080	12,470,737

Total Exchange-Traded Funds (Cost $16,433,856)		16,408,057

	Number of Rights
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR, Expires 1/30/19 (a)(c)(d)	24,754	25,123
Safeway PDC, LLC CVR, Expires 1/30/17 (a)(c)(d)	24,754	1,208

Total Rights (Cost $26,331)		26,331

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-361

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	value
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $666,529 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 9/30/20, with a Principal Amount of $675,000 and a Market Value of $684,281)	$666,526	$666,526

Total Short-Term Investment (Cost $666,526)		666,526

Total Investments (Cost $893,827,744) (e)	100.0%	932,627,735
Other Assets, Less Liabilities	(0.0)‡	(116,773)
Net Assets	100.0%	$932,510,962

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.
(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, the total market value of these securities was $26,331, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(d)	Illiquid security—As of December 31, 2015, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $26,331, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(e)	As of December 31, 2015, cost was $901,388,150 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$68,221,759
Gross unrealized depreciation	(36,982,174)

Net unrealized appreciation	$31,239,585

The following abbreviations are used in the preceding pages:

CVR—Contingent Value Right

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$915,526,821	$—	$—	$915,526,821
Exchange-Traded Funds	16,408,057	—	—	16,408,057
Rights (b)	—	—	26,331	26,331
Short-Term Investment
Repurchase Agreement	—	666,526	—	666,526

Total Investments in Securities	$931,934,878	$666,526	$26,331	$932,627,735

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $26,331 are held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

M-362	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases (a)	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2015 (b)
Rights
Food & Staples Retailing	$—	$—	$—	$—	$26,331	$—	$—	$—	$26,331	$—

Total	$—	$—	$—	$—	$26,331	$—	$—	$—	$26,331	$—

(a)	Purchases include securities received from a corporate action.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-363

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $893,827,744)	$932,627,735
Receivables:
Dividends and interest	1,111,827
Fund shares sold	354,247

Total assets	934,093,809

Liabilities
Payables:
Manager (See Note 3)	663,558
Investment securities purchased	512,999
Fund shares redeemed	211,070
NYLIFE Distributors (See Note 3)	91,452
Shareholder communication	58,196
Professional fees	28,889
Custodian	11,400
Trustees	1,190
Accrued expenses	4,093

Total liabilities	1,582,847

Net assets	$932,510,962

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$72,170
Additional paid-in capital	828,182,021

828,254,191
Undistributed net investment income	7,235,724
Accumulated net realized gain (loss) on investments	58,221,056
Net unrealized appreciation (depreciation) on investments	38,799,991

Net assets	$932,510,962

Initial Class
Net assets applicable to outstanding shares	$506,368,060

Shares of beneficial interest outstanding	38,949,458

Net asset value per share outstanding	$13.00

Service Class
Net assets applicable to outstanding shares	$426,142,902

Shares of beneficial interest outstanding	33,220,951

Net asset value per share outstanding	$12.83

M-364	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$16,580,580
Interest	14

Total income	16,580,594

Expenses
Manager (See Note 3)	8,134,119
Distribution and service—Service Class (See Note 3)	1,168,954
Shareholder communication	128,622
Professional fees	77,254
Custodian	44,318
Trustees	18,969
Miscellaneous	30,463

Total expenses before waiver/reimbursement	9,602,699
Expense waiver/reimbursement from Manager (See Note 3)	(203,860)

Net expenses	9,398,839

Net investment income (loss)	7,181,755

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	62,812,136
Net change in unrealized appreciation (depreciation) on investments	(108,191,939)

Net realized and unrealized gain (loss) on investments	(45,379,803)

Net increase (decrease) in net assets resulting from operations	$(38,198,048)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $5,875.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-365

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,181,755	$4,322,516
Net realized gain (loss) on investments	62,812,136	129,727,346
Net change in unrealized appreciation (depreciation) on investments	(108,191,939)	(17,863,159)

Net increase (decrease) in net assets resulting from operations	(38,198,048)	116,186,703

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(2,861,825)	(2,248,840)
Service Class	(1,440,935)	(1,425,635)

	(4,302,760)	(3,674,475)

From net realized gain on investments:
Initial Class	(69,883,271)	(62,570,239)
Service Class	(61,835,766)	(63,956,404)

	(131,719,037)	(126,526,643)

Total dividends and distributions to shareholders	(136,021,797)	(130,201,118)

Capital share transactions:
Net proceeds from sale of shares	164,402,543	137,839,341
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	136,021,797	130,201,118
Cost of shares redeemed	(113,901,352)	(152,244,130)

Increase (decrease) in net assets derived from capital share transactions	186,522,988	115,796,329

Net increase (decrease) in net assets	12,303,143	101,781,914

Net Assets
Beginning of year	920,207,819	818,425,905

End of year	$932,510,962	$920,207,819

Undistributed net investment income at end of year	$7,235,724	$4,356,949

M-366	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$15.83	$16.18	$12.23	$11.40	$11.87

Net investment income (loss) (a)	0.13	0.10	0.12	0.17	0.08
Net realized and unrealized gain (loss) on investments	(0.73)	2.07	4.93	1.80	(0.44)

Total from investment operations	(0.60)	2.17	5.05	1.97	(0.36)

Less dividends and distributions:
From net investment income	(0.09)	(0.09)	(0.16)	(0.10)	(0.11)
From net realized gain on investments	(2.14)	(2.43)	(0.94)	(1.04)	—

Total dividends and distributions	(2.23)	(2.52)	(1.10)	(1.14)	(0.11)

Net asset value at end of year	$13.00	$15.83	$16.18	$12.23	$11.40

Total investment return	(3.68%)	14.38%	42.18%	17.52%	(2.99%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%	0.62%	0.79%	1.38%	0.63%
Net expenses	0.86%	0.85%	0.85%	0.89%	0.90%
Expenses (before waiver/reimbursement)	0.88%	0.88%	0.89%	—	—
Portfolio turnover rate	174%	172%	167%	186%	161%
Net assets at end of year (in 000’s)	$506,368	$440,409	$397,964	$231,959	$295,511

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$15.64	$16.03	$12.13	$11.31	$11.78

Net investment income (loss) (a)	0.09	0.06	0.08	0.15	0.05
Net realized and unrealized gain (loss) on investments	(0.71)	2.03	4.89	1.78	(0.44)

Total from investment operations	(0.62)	2.09	4.97	1.93	(0.39)

Less dividends and distributions:
From net investment income	(0.05)	(0.05)	(0.13)	(0.07)	(0.08)
From net realized gain on investments	(2.14)	(2.43)	(0.94)	(1.04)	—

Total dividends and distributions	(2.19)	(2.48)	(1.07)	(1.11)	(0.08)

Net asset value at end of year	$12.83	$15.64	$16.03	$12.13	$11.31

Total investment return	(3.92%)	14.10%	41.82%	17.22%	(3.23%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%	0.37%	0.53%	1.26%	0.39%
Net expenses	1.11%	1.10%	1.10%	1.14%	1.15%
Expenses (before waiver/reimbursement)	1.13%	1.13%	1.14%	—	—
Portfolio turnover rate	174%	172%	167%	186%	161%
Net assets at end of year (in 000’s)	$426,143	$479,799	$420,462	$282,772	$267,468

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-367

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	–1.61%	6.86%	5.83%	0.96%
Service Class Shares	–1.86	6.60	5.57	1.21

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	1.38%	12.57%	7.21%
MSCI EAFE® Index[3]	–0.81	3.60	2.66
Barclays U.S. Aggregate Bond Index[3]	0.55	3.25	4.59
Moderate Allocation Composite Index[3]	0.98	7.86	5.93
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	–1.42	6.11	6.37

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-368	MainStay VP Moderate Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$965.60	$0.10	$1,025.10	$0.10

Service Class Shares	$1,000.00	$964.40	$1.34	$1,023.80	$1.38

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.02% for Initial Class and 0.27% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-369

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-374 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

M-370	MainStay VP Moderate Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Moderate Allocation Portfolio returned –1.61% for Initial Class shares and –1.86% for Service Class shares. Over the same period, both share classes underperformed the 1.38% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark and a broad-based securities-market index. Both share classes underperformed the –0.81% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 0.55% return of the Barclays U.S. Aggregate Bond Index2 and the 0.98% return of the Moderate Allocation Composite Index2 for the 12 months ended December 31, 2015. These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the –1.42% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Moderate Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s allocations to Underlying Portfolios/Funds that invest in international, emerging-market, smaller-capitalization or energy-related stocks and those that invest in fixed-income securities—accounted for much of the Portfolio’s underperformance of its primary benchmark during the reporting period. Overall, international and emerging-market stocks, smaller-capitalization stocks, energy-related stocks and fixed-income securities tended to underperform U.S. large-cap stocks in 2015. The Portfolio’s underperformance of the MSCI EAFE® Index resulted primarily from exposure to emerging-market equities and energy-related companies, which tended to underperform international stocks in general.

The Moderate Allocation Composite Index may better reflect the Portfolio’s makeup. The Portfolio’s underperformance relative to this additional benchmark reflected the performance of the Underlying Portfolios/Funds. During the reporting period, the performance of individual Underlying Portfolios/Funds was mixed, but detracted from relative performance in the aggregate. Among the Underlying Portfolios/Funds that hurt relative performance were MainStay VP Unconstrained Bond Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. Underlying Portfolios/Funds that helped the Portfolio’s relative performance during the reporting period were MainStay U.S. Equity Opportunities Fund, MainStay Short Duration High Yield Fund and MainStay ICAP Equity Fund.

Returns associated with the management of the Portfolio’s asset allocation policy were negative during 2015. A Portfolio bias toward small-cap stocks and significant allocations to emerging-market equities weighed heavily on relative performance. Positioning within the fixed-income portion of the Portfolio also detracted from relative performance. We increased the Portfolio’s exposure to lower-quality credits as the year progressed and spreads3 widened. High-yield bonds, however, fared poorly during the second half of the year as spreads continued to widen.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information in the management of the Portfolio, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also considered attributes of the individual holdings within the Underlying Portfolios/Funds, such as valuation metrics,

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-371

earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we sought to invest in Underlying Portfolios/Funds that we believed occupied attractively valued segments of the market, invested in fairly priced securities and were steered by individuals who had consistently demonstrated capable management in the past.

During the reporting period, we restrained active positioning in the Portfolio. Equity valuations have risen significantly in recent years and no longer appear, in our view, to offer much of a bargain. We believed that a strong dollar and a likely rise in wage pressures could diminish profit margins. These forces also could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities appeared attractively positioned in relation to fixed-income alternatives during the reporting period. Because these influences tended to balance one another out, we maintained a position close to that of the Moderate Allocation Composite Index for much of 2015. The global equity sell-off in August and September did provide an opportunity to add to the Portfolio’s equity positions.

Weak performance in the equity portion of the Portfolio stemmed largely from leaning toward small-cap stocks and emerging-market equities. Our rationale for emphasizing small-cap stocks was our belief that large-cap multinational companies could be vulnerable to weak consumption abroad and could suffer from a strong U.S. dollar. The performance of these stocks during the reporting period, however, implied otherwise. Regarding emerging-market equities, we believed that valuations looked attractive in light of historical standards and that emerging markets could benefit if global growth stabilized and then reaccelerated.

In the fixed-income portion of the Portfolio, we maintained a shorter duration than the Barclays U.S. Aggregate Index, as we have for several years. This positioning reflected our expectation that healthy levels of economic growth would render further monetary easing inappropriate and would ultimately lead to upward pressure on wages and prices generally. During the reporting period, that view was not realized, despite anecdotal evidence of rising price pressures and the Federal Reserve’s December increase in the target federal funds range. The Portfolio also favored lower-quality instruments because we believed that widening credit spreads might have exaggerated likely default rates and that the yields of these securities represented compelling values.

How did the Portfolio’s allocations change over the course of the reporting period?

During the reporting period, the most consequential allocation change was a shift from cash into MainStay VP S&P 500 Index Portfolio. Movement between these two options was frequent throughout the course of 2015, as this is a way for the Portfolio to manage overall equity exposure. Management of equity exposure slightly helped performance during the reporting period.

Also significant were increases in the Portfolio’s allocations to MainStay U.S. Small Cap Fund and MainStay VP Mid Cap Core Portfolio, both driven by our desire to own stock in companies with significant exposure to domestic spending. Funding for those investments came from a variety of large-cap equity Underlying Portfolios/Funds including MainStay ICAP Equity Fund and MainStay VP T. Rowe Price Equity Income Portfolio.

The Portfolio’s position in MainStay VP High Yield Corporate Bond Portfolio increased notably as credit spreads widened and the return opportunity in this part of the market became more appealing. We also established a sizable position in MainStay VP PIMCO Real Return Portfolio in anticipation of rising inflation. In the wake of turbulence in crude oil pricing, we shifted exposure from the upstream to the midstream sector of the master limited partnership (MLP) market by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier Fund. The Portfolio also eliminated its position in MainStay VP Marketfield Portfolio.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

The highest total returns came from MainStay VP Large Cap Growth Portfolio and MainStay VP International Equity Portfolio. At the other end of the spectrum, energy-related Underlying Portfolios/Funds—including MainStay Cushing Royalty Energy Income Fund, MainStay Cushing MLP Premier Fund and MainStay VP Cushing Renaissance Advantage Portfolio—had by far the lowest total returns, followed at some distance by MainStay VP Emerging Markets Equity Portfolio.

M-372	MainStay VP Moderate Allocation Portfolio

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

As a result of position size and strong performance, the most significant contributions to the Portfolio’s performance came from MainStay U.S. Equity Opportunities Fund and MainStay VP Large Cap Growth Portfolio. (Contributions take weightings and total returns into account.) The Underlying Portfolios/Funds that detracted the most from the Portfolio’s performance were MainStay VP Emerging Markets Equity Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and weakening conditions in a few key developing nations combined to keep U.S. Treasury yields capped at low levels across much of the yield curve.5 Indications of growing wage pressure and the December “lift-off” from a near-zero interest-rate policy in the United States may have the opposite effect at some point. Within credit, falling crude oil prices led to a significant widening of spreads in the energy sector, but contagion to other sectors was modest during the reporting period. Liquidity concerns may have hampered performance in the corporate bond market.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

During the reporting period, strong returns were hard to find in the fixed-income market. Investment-grade bonds eked out small gains, while inflation-indexed instruments declined and speculative-grade bonds fell more sharply.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

A large position in MainStay VP Bond Portfolio was the most significant contributor to the Portfolio’s performance, followed by a much smaller position in MainStay Short Duration High Yield Fund. Positions in MainStay Total Return Bond Fund and MainStay VP Unconstrained Bond Portfolio weighed on the Portfolio’s results.

5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-373

Portfolio of Investments December 31, 2015

	Shares	Value
Affiliated Investment Companies 99.4%†
Equity Funds 62.8%
MainStay Cushing MLP Premier Fund Class I	504,764	$6,789,074
MainStay Emerging Markets Opportunities Fund Class I (a)	891,800	6,831,185
MainStay Epoch Global Choice Fund Class I (a)	1,946,645	35,117,482
MainStay Epoch U.S. All Cap Fund Class I (a)	2,328,384	58,419,149
MainStay ICAP Equity Fund Class I	900,089	37,713,724
MainStay ICAP International Fund Class I	2,038,369	62,781,751
MainStay International Opportunities Fund Class I (a)	7,336,630	60,673,932
MainStay MAP Fund Class I (a)	1,711,667	61,705,597
MainStay U.S. Equity Opportunities Fund Class I (a)	7,105,444	61,248,931
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	920,397	6,985,355
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	1,198,124	13,816,522
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	4,277,030	29,199,414
MainStay VP International Equity Portfolio Initial Class (a)	1,696,902	23,827,095
MainStay VP Large Cap Growth Portfolio Initial Class (a)	3,607,650	75,132,614
MainStay VP Mid Cap Core Portfolio Initial Class (a)	3,399,892	44,200,790
MainStay VP S&P 500 Index Portfolio Initial Class	1,217,651	50,282,804
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	5,693,030	68,160,952
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	3,261,531	37,616,586

Total Equity Funds (Cost $795,867,918)		740,502,957

Fixed Income Funds 36.6%
MainStay High Yield Opportunities Fund Class I	594,031	5,886,843
MainStay Short Duration High Yield Fund Class I (a)	4,015,268	37,904,130
MainStay Total Return Bond Fund Class I	4,596,879	47,118,008
MainStay VP Bond Portfolio Initial Class (a)	14,281,158	202,680,101
MainStay VP Floating Rate Portfolio Initial Class (a)	4,761,751	41,613,330
MainStay VP High Yield Corporate Bond Portfolio Initial Class (a)	4,826,204	43,901,904

	Shares	Value
Fixed Income Funds (continued)
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	2,177,691	$17,667,934
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	3,677,427	35,077,674

Total Fixed Income Funds (Cost $449,473,936)		431,849,924

Total Affiliated Investment Companies (Cost $1,245,341,854)		1,172,352,881

	Principal Amount

Short-Term Investment 0.6%
Repurchase Agreement 0.6%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $7,186,797 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 6/30/20, with a Principal Amount of $7,315,000 and a Market Value of $7,287,569)	$7,186,773	7,186,773

Total Short-Term Investment (Cost $7,186,773)		7,186,773

Total Investments (Cost $1,252,528,627) (b)	100.0%	1,179,539,654
Other Assets, Less Liabilities	(0.0)‡	(369,531)
Net Assets	100.0%	$1,179,170,123

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	As of December 31, 2015, cost was $1,255,081,121 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$4,797,016
Gross unrealized depreciation	(80,338,483)

Net unrealized depreciation	$(75,541,467)

M-374	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$740,502,957	$—	$—	$740,502,957
Fixed Income Funds	431,849,924	—	—	431,849,924
Short-Term Investment
Repurchase Agreement	—	7,186,773	—	7,186,773

Total Investments in Securities	$1,172,352,881	$7,186,773	$—	$1,179,539,654

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-375

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in affiliated investment companies, at value (identified cost $1,245,341,854)	$1,172,352,881
Repurchase agreement, at value (identified cost $7,186,773)	7,186,773
Cash	107,519
Receivables:
Fund shares sold	333,182
Dividends and interest	6

Total assets	$1,179,980,361

Liabilities
Payables:
Fund shares redeemed	465,000
NYLIFE Distributors (See Note 3)	242,333
Shareholder communication	72,856
Professional fees	21,633
Custodian	2,539
Trustees	1,498
Accrued expenses	4,379

Total liabilities	810,238

Net assets	$1,179,170,123

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$112,186
Additional paid-in capital	1,221,917,720

1,222,029,906
Undistributed net investment income	23,811,936
Accumulated net realized gain (loss) on investments	6,317,254
Net unrealized appreciation (depreciation) on investments	(72,988,973)

Net assets	$1,179,170,123

Initial Class
Net assets applicable to outstanding shares	$41,551,186

Shares of beneficial interest outstanding	3,924,467

Net asset value per share outstanding	$10.59

Service Class
Net assets applicable to outstanding shares	$1,137,618,937

Shares of beneficial interest outstanding	108,261,487

Net asset value per share outstanding	$10.51

M-376	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$20,702,716
Interest	78

Total income	20,702,794

Expenses
Distribution and service—Service Class (See Note 3)	2,905,502
Shareholder communication	160,504
Professional fees	70,000
Trustees	23,906
Custodian	10,409
Miscellaneous	29,495

Total expenses	3,199,816

Net investment income (loss)	17,502,978

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	9,059,666
Realized capital gain distributions from affiliated investment companies	50,805,496

Net realized gain (loss) on investments and investments from affiliated investment companies	59,865,162

Net change in unrealized appreciation (depreciation) on investments	(99,911,677)

Net realized and unrealized gain (loss) on investments	(40,046,515)

Net increase (decrease) in net assets resulting from operations	$(22,543,537)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-377

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,502,978	$17,468,666
Net realized gain (loss) on investments and investments from affiliated investment companies	59,865,162	105,552,328
Net change in unrealized appreciation (depreciation) on investments	(99,911,677)	(73,714,606)

Net increase (decrease) in net assets resulting from operations	(22,543,537)	49,306,388

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(1,030,273)	(911,848)
Service Class	(25,780,171)	(22,538,174)

	(26,810,444)	(23,450,022)

From net realized gain on investments:
Initial Class	(3,299,079)	(2,708,665)
Service Class	(91,454,878)	(74,043,208)

	(94,753,957)	(76,751,873)

Total dividends and distributions to shareholders	(121,564,401)	(100,201,895)

Capital share transactions:
Net proceeds from sale of shares	127,546,452	128,552,139
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	121,564,401	100,201,895
Cost of shares redeemed	(121,941,884)	(91,042,357)

Increase (decrease) in net assets derived from capital share transactions	127,168,969	137,711,677

Net increase (decrease) in net assets	(16,938,969)	86,816,170

Net Assets
Beginning of year	1,196,109,092	1,109,292,922

End of year	$1,179,170,123	$1,196,109,092

Undistributed net investment income at end of year	$23,811,936	$26,810,420

M-378	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$12.03	$12.61	$11.16	$10.76	$10.90

Net investment income (loss) (a)	0.20	0.23	0.20	0.21	0.21
Net realized and unrealized gain (loss) on investments	(0.39)	0.33	1.90	1.14	(0.12)

Total from investment operations	(0.19)	0.56	2.10	1.35	0.09

Less dividends and distributions:
From net investment income	(0.30)	(0.29)	(0.25)	(0.20)	(0.20)
From net realized gain on investments	(0.95)	(0.85)	(0.40)	(0.75)	(0.03)

Total dividends and distributions	(1.25)	(1.14)	(0.65)	(0.95)	(0.23)

Net asset value at end of year	$10.59	$12.03	$12.61	$11.16	$10.76

Total investment return	(1.61%)	4.62%	19.12%	12.61%	0.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69%	1.80%	1.66%	1.88%	1.88%
Net expenses (b)	0.02%	0.03%	0.03%	0.03%	0.04%
Portfolio turnover rate	36%	46%	54%	55%	63%
Net assets at end of year (in 000’s)	$41,551	$41,706	$37,869	$29,575	$23,369

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.95	$12.53	$11.11	$10.71	$10.86

Net investment income (loss) (a)	0.17	0.19	0.17	0.19	0.18
Net realized and unrealized gain (loss) on investments	(0.39)	0.34	1.87	1.14	(0.12)

Total from investment operations	(0.22)	0.53	2.04	1.33	0.06

Less dividends and distributions:
From net investment income	(0.27)	(0.26)	(0.22)	(0.18)	(0.18)
From net realized gain on investments	(0.95)	(0.85)	(0.40)	(0.75)	(0.03)

Total dividends and distributions	(1.22)	(1.11)	(0.62)	(0.93)	(0.21)

Net asset value at end of year	$10.51	$11.95	$12.53	$11.11	$10.71

Total investment return	(1.86%)	4.35%	18.82%	12.33%	0.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%	1.51%	1.43%	1.65%	1.68%
Net expenses (b)	0.27%	0.28%	0.28%	0.28%	0.29%
Portfolio turnover rate	36%	46%	54%	55%	63%
Net assets at end of year (in 000’s)	$1,137,619	$1,154,403	$1,071,424	$825,281	$648,520

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-379

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	–2.35%	7.81%	5.93%	1.09%
Service Class Shares	–2.59	7.55	5.67	1.34

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	1.38%	12.57%	7.21%
MSCI EAFE® Index[3]	–0.81	3.60	2.66
Barclays U.S. Aggregate Bond Index[3]	0.55	3.25	4.59
Moderate Growth Allocation Composite Index[3]	0.96	9.23	6.14
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	–1.29	7.29	7.87

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-380	MainStay VP Moderate Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$951.50	$0.10	$1,025.10	$0.10

Service Class Shares	$1,000.00	$950.30	$1.33	$1,023.80	$1.38

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.02% for Initial Class and 0.27% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-381

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-386 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

M-382	MainStay VP Moderate Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Moderate Growth Allocation Portfolio returned –2.35% for Initial Class shares and –2.59% for Service Class shares. Over the same period, both share classes underperformed the 1.38% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark and is a broad-based securities-market index. Both share classes underperformed the –0.81% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 0.55% return of the Barclays U.S. Aggregate Bond Index2 and the 0.96% return of the Moderate Growth Allocation Composite Index2 for the 12 months ended December 31, 2015. These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the –1.29% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s allocations to Underlying Portfolios/Funds that invest in international, emerging-market, smaller-capitalization or energy-related stocks and those that invest in in fixed-income securities—accounted for much of the Portfolio’s underperformance of its primary benchmark during the reporting period. Overall, international and emerging-market stocks, smaller-capitalization stocks, energy-related stocks and fixed-income securities tended to underperform U.S. large-cap stocks in 2015. The Portfolio’s underperformance of the MSCI EAFE® Index resulted primarily from exposure to emerging-market equities and energy-related companies, which tended to underperform international stocks in general.

The Moderate Growth Allocation Composite Index may better reflect the Portfolio’s makeup. The Portfolio’s underperformance relative to this additional benchmark reflected the performance of the Underlying Portfolios/Funds. During the reporting period, the performance of individual Underlying Portfolios/Funds was mixed, but detracted from relative performance in the aggregate. Among the Underlying Portfolios/Funds that hurt relative performance were MainStay VP Unconstrained Bond Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. Underlying Portfolios/Funds that helped the Portfolio’s relative performance during the reporting period were MainStay U.S. Equity Opportunities Fund, MainStay Short Duration High Yield Fund and MainStay ICAP Equity Fund.

Returns associated with the management of the Portfolio’s asset allocation policy were negative during 2015. A Portfolio bias toward small-cap stocks and significant allocations to emerging-market equities weighed heavily on relative performance. Positioning within the fixed-income portion of the Portfolio also detracted from relative performance. We increased the Portfolio’s exposure to lower-quality credits as the year progressed and spreads3 widened. High-yield bonds, however, fared poorly during the second half of the year as spreads continued to widen.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information in the management of the Portfolio, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also considered attributes of the individual holdings within the Underlying Portfolios/Funds, such as valuation metrics,

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-383

earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we sought to invest in Underlying Portfolios/Funds that we believed occupied attractively valued segments of the market, invested in fairly priced securities and were steered by individuals who had consistently demonstrated capable management in the past.

During the reporting period, we restrained active positioning in the Portfolio. Equity valuations have risen significantly in recent years and no longer appear, in our view, to offer much of a bargain. We believed that a strong dollar and a likely rise in wage pressures could diminish profit margins. These forces also could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities appeared attractively positioned in relation to fixed-income alternatives during the reporting period. Because these influences tended to balance one another out, we maintained a position close to that of the Moderate Growth Allocation Composite Index for much of 2015. The global equity sell-off in August and September did provide an opportunity to add to the Portfolio’s equity positions.

Weak performance in the equity portion of the Portfolio stemmed largely from leaning toward small-cap stocks and emerging-market equities. Our rationale for emphasizing small-cap stocks was our belief that large-cap multinational companies could be vulnerable to weak consumption abroad and could suffer from a strong U.S. dollar. The performance of these stocks during the reporting period, however, implied otherwise. Regarding emerging-market equities, we believed that valuations looked attractive in light of historical standards and that emerging markets could benefit if global growth stabilized and then reaccelerated.

In the fixed-income portion of the Portfolio, we maintained a shorter duration than the Barclays U.S. Aggregate Index, as we have for several years. This positioning reflected our expectation that healthy levels of economic growth would render further monetary easing inappropriate and would ultimately lead to upward pressure on wages and prices generally. During the reporting period, that view was not realized, despite anecdotal evidence of rising price pressures and the Federal Reserve’s December increase in the target federal funds range. The Portfolio also favored lower-quality instruments because we believed that widening credit spreads might have exaggerated likely default rates and that the yields of these securities represented compelling values.

How did the Portfolio’s allocations change over the course of the reporting period?

During the reporting period, the most consequential allocation change was a shift from cash into MainStay VP S&P 500 Index Portfolio. Movement between these two options was frequent throughout the course of 2015, as this is a way for the Portfolio to manage overall equity exposure. Management of equity exposure slightly helped performance during the reporting period.

Also significant were increases in the Portfolio’s allocations to MainStay U.S. Small Cap Fund and MainStay VP Mid Cap Core Portfolio, both driven by our desire to own stock in companies with significant exposure to domestic spending. Funding for those investments came from a variety of large-cap equity Underlying Portfolios/Funds including MainStay ICAP Equity Fund and MainStay VP T. Rowe Price Equity Income Portfolio.

The Portfolio’s position in MainStay VP High Yield Corporate Bond Portfolio increased notably as credit spreads widened and the return opportunity in this part of the market became more appealing. We also established a sizable position in MainStay VP PIMCO Real Return Portfolio in anticipation of rising inflation. In the wake of turbulence in crude oil pricing, we shifted exposure from the upstream to the midstream sector of the master limited partnership (MLP) market by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier Fund. The Portfolio also eliminated its position in MainStay VP Marketfield Portfolio.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

The highest total returns came from MainStay VP Large Cap Growth Portfolio and MainStay VP International Equity Portfolio. At the other end of the spectrum, energy-related Underlying Portfolios/Funds—including MainStay Cushing Royalty Energy Income Fund, MainStay Cushing MLP Premier Fund and MainStay VP Cushing Renaissance Advantage Portfolio—had by far the lowest total returns, followed at some distance by MainStay VP Emerging Markets Equity Portfolio.

M-384	MainStay VP Moderate Growth Allocation Portfolio

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

As a result of position size and strong performance, the most significant contributions to the Portfolio’s performance came from MainStay U.S. Equity Opportunities Fund and MainStay VP Large Cap Growth Portfolio. (Contributions take weightings and total returns into account.) The Underlying Portfolios/Funds that detracted the most from the Portfolio’s performance were MainStay VP Cushing Renaissance Advantage Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and weakening conditions in a few key developing nations combined to keep U.S. Treasury yields capped at low levels across much of the yield curve.5 Indications of growing wage pressure and the December “lift-off” from a near-zero interest-rate policy in the United States may have the opposite effect at some point. Within credit, falling crude oil prices led to a significant widening of spreads in the energy sector, but contagion to other sectors was modest during the reporting period. Liquidity concerns may have hampered performance in the corporate bond market.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

During the reporting period, strong returns were hard to find in the fixed-income market. Investment-grade bonds eked out small gains, while inflation-indexed instruments declined and speculative-grade bonds fell more sharply.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

Positions in MainStay VP Bond Portfolio and MainStay Short Duration High Yield Fund were the most significant contributors to the Portfolio’s performance. Positions in MainStay Total Return Bond Fund and MainStay VP Unconstrained Bond Portfolio weighed on the Portfolio’s results.

5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-385

Portfolio of Investments December 31, 2015

	Shares	Value
Affiliated Investment Companies 98.7%†
Equity Funds 82.3%
MainStay Cushing MLP Premier Fund Class I	768,071	$10,330,553
MainStay Emerging Markets Opportunities Fund Class I (a)	1,875,071	14,363,042
MainStay Epoch Global Choice Fund Class I (a)	3,185,334	57,463,420
MainStay Epoch U.S. All Cap Fund Class I (a)	4,705,428	118,059,199
MainStay ICAP Equity Fund Class I (a)	1,737,467	72,799,875
MainStay ICAP International Fund Class I (a)	4,399,835	135,514,927
MainStay International Opportunities Fund Class I (a)	15,873,556	131,274,311
MainStay MAP Fund Class I (a)	3,456,079	124,591,634
MainStay U.S. Equity Opportunities Fund Class I (a)	14,829,697	127,831,985
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	3,472,429	26,354,015
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	6,122,311	70,601,229
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	9,413,855	64,268,668
MainStay VP International Equity Portfolio Initial Class (a)	3,664,623	51,456,919
MainStay VP Large Cap Growth Portfolio Initial Class (a)	6,999,773	145,776,686
MainStay VP Mid Cap Core Portfolio Initial Class (a)	8,614,391	111,992,641
MainStay VP S&P 500 Index Portfolio Initial Class (a)	2,151,144	88,831,336
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	11,942,411	142,982,915
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	8,771,612	101,166,629

Total Equity Funds (Cost $1,690,426,149)		1,595,659,984

Fixed Income Funds 16.4%
MainStay High Yield Opportunities Fund Class I	972,388	9,636,362
MainStay Short Duration High Yield Fund Class I (a)	6,644,699	62,725,957
MainStay Total Return Bond Fund Class I	2,947,601	30,212,911
MainStay VP Bond Portfolio Initial Class	15,337	217,662
MainStay VP Floating Rate Portfolio Initial Class (a)	7,158,366	62,557,544
MainStay VP High Yield Corporate Bond Portfolio Initial Class (a)	7,239,050	65,850,535

	Shares	Value
Fixed Income Funds (continued)
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	3,573,832	$28,995,038
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	6,038,179	57,596,060

Total Fixed Income Funds (Cost $337,261,138)		317,792,069

Total Affiliated Investment Companies (Cost $2,027,687,287)		1,913,452,053

	Principal Amount
Short-Term Investment 1.3%
Repurchase Agreement 1.3%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $24,087,043 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 6/30/20, with a Principal Amount of $24,510,000 and a Market Value of $24,418,088)	$24,086,962	24,086,962

Total Short-Term Investment (Cost $24,086,962)		24,086,962

Total Investments (Cost $2,051,774,249) (b)	100.0%	1,937,539,015
Other Assets, Less Liabilities	0.0 ‡	429,684
Net Assets	100.0%	$1,937,968,699

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	As of December 31, 2015, cost was $2,059,773,596 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$16,820,514
Gross unrealized depreciation	(139,055,095)

Net unrealized depreciation	$(122,234,581)

M-386	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,595,659,984	$—	$—	$1,595,659,984
Fixed Income Funds	317,792,069	—	—	317,792,069
Short-Term Investment
Repurchase Agreement	—	24,086,962	—	24,086,962

Total Investments in Securities	$1,913,452,053	$24,086,962	$—	$1,937,539,015

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-387

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in affiliated investment companies, at value (identified cost $2,027,687,287)	$1,913,452,053
Repurchase agreement, at value (identified cost $24,086,962)	24,086,962
Receivables:
Fund shares sold	2,483,505
Dividends and interest	20

Total assets	1,940,022,540

Liabilities
Due to custodian	871,289
Payables:
Investment securities purchased	506,103
NYLIFE Distributors (See Note 3)	397,630
Fund shares redeemed	123,765
Shareholder communication	119,947
Professional fees	23,491
Trustees	2,462
Custodian	1,867
Accrued expenses	7,287

Total liabilities	2,053,841

Net assets	$1,937,968,699

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$176,362
Additional paid-in capital	1,964,021,710

1,964,198,072
Undistributed net investment income	36,881,685
Accumulated net realized gain (loss) on investments	51,124,176
Net unrealized appreciation (depreciation) on investments	(114,235,234)

Net assets	$1,937,968,699

Initial Class
Net assets applicable to outstanding shares	$67,999,733

Shares of beneficial interest outstanding	6,138,515

Net asset value per share outstanding	$11.08

Service Class
Net assets applicable to outstanding shares	$1,869,968,966

Shares of beneficial interest outstanding	170,223,399

Net asset value per share outstanding	$10.99

M-388	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$27,641,572
Interest	234

Total income	27,641,806

Expenses
Distribution and service—Service Class (See Note 3)	4,760,005
Shareholder communication	265,183
Professional fees	99,427
Trustees	39,110
Custodian	17,198
Miscellaneous	45,960

Total expenses	5,226,883

Net investment income (loss)	22,414,923

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	22,433,515
Realized capital gain distributions from affiliated investment companies	110,703,531

Net realized gain (loss) on investments and investments from affiliated investment companies	133,137,046

Net change in unrealized appreciation (depreciation) on investments	(207,790,356)

Net realized and unrealized gain (loss) on investments	(74,653,310)

Net increase (decrease) in net assets resulting from operations	$(52,238,387)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-389

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,414,923	$23,250,425
Net realized gain (loss) on investments and investments from affiliated investment companies	133,137,046	192,164,645
Net change in unrealized appreciation (depreciation) on investments	(207,790,356)	(138,240,500)

Net increase (decrease) in net assets resulting from operations	(52,238,387)	77,174,570

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(1,648,195)	(1,177,451)
Service Class	(41,384,174)	(29,873,176)

	(43,032,369)	(31,050,627)

From net realized gain on investments:
Initial Class	(5,864,093)	(4,265,199)
Service Class	(162,705,979)	(120,602,630)

	(168,570,072)	(124,867,829)

Total dividends and distributions to shareholders	(211,602,441)	(155,918,456)

Capital share transactions:
Net proceeds from sale of shares	192,449,526	248,638,163
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	211,602,441	155,918,456
Cost of shares redeemed	(124,813,151)	(86,438,118)

Increase (decrease) in net assets derived from capital share transactions	279,238,816	318,118,501

Net increase (decrease) in net assets	15,397,988	239,374,615

Net Assets
Beginning of year	1,922,570,711	1,683,196,096

End of year	$1,937,968,699	$1,922,570,711

Undistributed net investment income at end of year	$36,881,685	$43,032,298

M-390	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$12.78	$13.36	$11.07	$10.16	$10.42

Net investment income (loss) (a)	0.17	0.20	0.17	0.16	0.16
Net realized and unrealized gain (loss) on investments	(0.49)	0.39	2.66	1.32	(0.30)

Total from investment operations	(0.32)	0.59	2.83	1.48	(0.14)

Less dividends and distributions:
From net investment income	(0.30)	(0.25)	(0.17)	(0.13)	(0.12)
From net realized gain on investments	(1.08)	(0.92)	(0.37)	(0.44)	—

Total dividends and distributions	(1.38)	(1.17)	(0.54)	(0.57)	(0.12)

Net asset value at end of year	$11.08	$12.78	$13.36	$11.07	$10.16

Total investment return	(2.35%)	4.59%	25.92%	14.66%	(1.21%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38%	1.51%	1.40%	1.46%	1.55%
Net expenses (b)	0.02%	0.03%	0.03%	0.03%	0.04%
Portfolio turnover rate	34%	44%	51%	52%	52%
Net assets at end of year (in 000’s)	$68,000	$66,849	$58,341	$44,210	$37,848

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$12.68	$13.28	$11.02	$10.12	$10.39

Net investment income (loss) (a)	0.14	0.17	0.15	0.14	0.15
Net realized and unrealized gain (loss) on investments	(0.47)	0.38	2.63	1.31	(0.32)

Total from investment operations	(0.33)	0.55	2.78	1.45	(0.17)

Less dividends and distributions:
From net investment income	(0.28)	(0.23)	(0.15)	(0.11)	(0.10)
From net realized gain on investments	(1.08)	(0.92)	(0.37)	(0.44)	—

Total dividends and distributions	(1.36)	(1.15)	(0.52)	(0.55)	(0.10)

Net asset value at end of year	$10.99	$12.68	$13.28	$11.02	$10.12

Total investment return	(2.59%)	4.33%	25.61%	14.37%	(1.46%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13%	1.28%	1.18%	1.28%	1.41%
Net expenses (b)	0.27%	0.28%	0.28%	0.28%	0.29%
Portfolio turnover rate	34%	44%	51%	52%	52%
Net assets at end of year (in 000’s)	$1,869,969	$1,855,721	$1,624,855	$1,113,622	$814,044

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-391

MainStay VP PIMCO Real Return Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–2.38%	–0.99%	0.64%
Service Class Shares	–2.63	–1.21	0.89

Benchmark Performance	One Year	Since Inception (2/17/12)
Barclays U.S. TIPS Index[3]	–1.44%	–0.40%
Average Lipper Variable Products Inflation Protected Bond Portfolio[4]	–2.62	–0.65

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Inflation Protected Bond Portfolio is representative of portfolios that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-392	MainStay VP PIMCO Real Return Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$971.40	$3.73	$1,021.40	$3.82

Service Class Shares	$1,000.00	$970.20	$4.97	$1,020.20	$5.09

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.75% for Initial Class and 1.00% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-393

Portfolio Composition as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-397 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2015 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation–Indexed Notes, 0.125%–2.625%, due 1/15/16–1/15/25

2.	United States Treasury Inflation–Indexed Bonds, 0.375%–3.875%, due 1/15/25–2/15/45

3.	Brazil Letras do Tesouro Nacional, (zero coupon), due 10/1/16–1/1/19

4.	Italy Buoni Poliennali Del Tesoro, 1.70%–3.10%, due 9/15/18–9/15/41

5.	United States Treasury Bonds, 3.00%, due 11/15/44–11/15/45
6.	Citigroup, Inc., 0.849%–2.65%, due 5/1/17–10/26/20

7.	Ally Financial, Inc., 3.60%, due 5/21/18

8.	BCAP LLC Trust Series 2011-RR5, Class 5A1, 5.25%, due 8/26/37

9.	Paragon Mortgages No 13 PLC Series 13X, Class A1, 0.824%, due 1/15/39

10.	Bank of America N.A., 0.764%, due 5/8/17

M-394	MainStay VP PIMCO Real Return Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Mihir Worah and Jeremie Banet of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did the MainStay VP PIMCO Real Return Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP PIMCO Real Return Portfolio returned –2.38% for Initial Class shares and –2.63% for Service Class shares. Over the same period, both share classes underperformed the –1.44% return of the Barclays U.S. TIPS Index,1 which is the Portfolio’s broad-based securities-market index. Initial Class shares outperformed—and Service Class shares underperformed—the –2.62% return of the Average Lipper1 Variable Products Inflation Protected Bond Portfolio for the 12 months ended December 31, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

A variety of strategies influenced the Portfolio’s performance relative to Barclays U.S. TIPS Index. An allocation to British inflation-linked bonds (ILBs) hurt the Portfolio’s relative performance as real yields rose. Tactical positions in Mexican ILBs also detracted from the Portfolio’s relative performance, as real rates sold off for securities with medium and long maturities. The Portfolio’s modest exposure to Brazilian nominal duration2 hurt relative performance, as rates rose amid heightened political tensions. In addition, long-end nominal U.S. duration positioning detracted from relative performance as rates sold off across the yield curve.3

On the other hand, the Portfolio’s currency positioning also helped relative performance, specifically long U.S.-dollar positions versus the euro and a basket of emerging-market currencies, as these currencies weakened relative to the U.S. dollar. The Portfolio’s exposure to corporate credit (specifically financials) also strengthened the Portfolio’s relative performance.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The use of pay-fixed interest-rate swaps at the long end of the U.S. nominal yield curve was negative for the Portfolio’s performance, as swap rates fell during the reporting period for longer maturities. Exposure to British real duration, which detracted from performance, was partially obtained through inflation swaps. Exposure to nominal duration in Europe, which detracted from performance, was partially gained through interest-rate swaps and futures. In addition, long U.S.-dollar positions versus the euro and other emerging-market currencies, which added to performance, were obtained through forward contracts.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio reduced the degree to which it was underweight relative to the Barclays U.S. TIPS Index in overall duration during the reporting period but ended the year still underweight. The Portfolio, however, maintained an overweight exposure to real duration. The Portfolio’s duration at the end of the reporting period was 7.18 years, compared to a duration of 7.59 years for the Barclays U.S. TIPS Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

With improving economic data in the United States and the possibility of the Federal Reserve raising the federal funds target range by the end of the year, the Portfolio was largely underweight U.S. interest-rate risk, focusing on placement along the real and nominal yield curves and on exposure outside the United States. Specifically, the Portfolio focused on the belly of the U.S. real yield curve to capitalize on potential opportunities for roll down.4

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Long U.S.-dollar positioning versus the euro and emerging-market currencies provided solid positive returns throughout the reporting period, as these currencies declined relative to the U.S. dollar.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. Real duration is made up of Treasury Inflation Protected Securities (TIPS), while nominal duration is composed of non-inflation protected securities.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Roll-down is a form of return that is realized as a bond approaches maturity, assuming an upward sloping yield curve.

M-395

On the other hand, exposure to nominal Brazilian duration detracted from returns during the reporting period, as yields sold off amid heightened political and economic concerns.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio reduced its non-U.S. developed-nation exposure by entering into pay-fixed interest-rate swaps involving front-end British nominal rates. The Portfolio also added to its short Eurodollar position during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio reduced its exposure to the non-U.S. developed-nation sector by reducing exposure to British duration. In addition, the Portfolio reduced the degree to which its exposure to U.S. duration was underweight relative to the Barclays U.S. TIPS Index during the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the Portfolio was slightly overweight relative to the Barclays U.S. TIPS Index in U.S. TIPS. The Portfolio maintained out-of-index exposures to mortgage-backed securities, corporate securities, bonds of non-U.S. developed nations and emerging-market securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-396	MainStay VP PIMCO Real Return Portfolio

Portfolio of Investments December 31, 2015

	Principal Amount	Value
Long-Term Bonds 147.0%† Asset-Backed Securities 3.5%
Other ABS 3.5%
Babson CLO, Ltd. Series 2012-2A, Class A1R 1.561%, due 5/15/23 (a)(b)	$1,900,000	$1,888,049
Celf Loan Partners IV PLC Series 2007-1X, Class VFNU 0.925%, due 5/3/23 (a)	684,936	672,813
First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF11, Class A2D 0.561%, due 11/25/35 (a)	896,147	893,086
Fortress Credit Investments IV, Ltd. Series 2015-4A, Class A 1.578%, due 7/17/23 (a)(b)	875,184	873,248
GCAT 2015-3 LLC Series 2015-3, Class A1 4.25%, due 10/25/19 (b)(c)(d)(e)	872,403	868,359
Harvest CLO S.A. Series V, Class A1D 0.205%, due 4/5/24 (a)	EUR 605,555	648,847
Highlander Euro CDO III B.V. Series 2007-3X, Class A 0.206%, due 5/1/23 (a)	1,431,757	1,529,914
KVK CLO, Ltd. Series 2012-1A, Class A 1.659%, due 7/15/23 (a)(b)	$1,235,044	1,228,066
Malin CLO B.V. Series 2007-1X, Class A1 0.124%, due 5/7/23 (a)	EUR 247,606	266,995
OHA Credit Partners VI, Ltd. Series 2012-6A, Class AR 1.541%, due 5/15/23 (a)(b)	$1,882,641	1,874,019
Onemain Financial Issuance Trust Series 2014-2A, Class A 2.47%, due 9/18/24 (b)	1,600,000	1,596,848

Total Asset-Backed Securities (Cost $12,342,927)		12,340,244

Corporate Bonds 12.4%
Banks 8.9%
Banca Monte dei Paschi di Siena S.p.A. Series Reg S 4.875%, due 9/15/54	EUR 100,000	111,910
Banco Santander S.A. Series Reg S 6.25%, due 9/11/49 (a)	300,000	304,833
♦Bank of America N.A. 0.764%, due 5/8/17 (a)	$3,600,000	3,591,108

	Principal Amount	Value
Banks (continued)
Bank Of New York Mellon Corp. (The) MTN 1.234%, due 8/17/20 (a)	$600,000	$601,130
Bankia S.A.
0.147%, due 1/25/16 (a)	EUR 100,000	108,647
Series Reg S 3.50%, due 1/17/19	400,000	457,343
Barclays Bank PLC
7.625%, due 11/21/22	$2,590,000	2,949,363
7.75%, due 4/10/23 (a)	510,000	544,425
BPCE S.A. 0.934%, due 11/18/16 (a)	1,400,000	1,400,309
BPE Financiaciones S.A.
2.50%, due 2/1/17	EUR 300,000	331,399
2.875%, due 5/19/16	800,000	876,336
♦Citigroup, Inc.
0.849%, due 5/1/17 (a)	$3,600,000	3,583,548
2.65%, due 10/26/20	400,000	396,767
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 0.653%, due 4/28/17 (a)	3,500,000	3,495,996
Credit Agricole S.A.
Series Reg S 7.50%, due 4/29/49 (a)	GBP 400,000	578,624
Series Reg S 7.875%, due 1/29/49 (a)	$1,800,000	1,840,500
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, due 3/26/25 (b)	1,000,000	967,284
3.80%, due 9/15/22 (b)	300,000	299,763
4.875%, due 5/15/45 (b)	800,000	788,869
Depfa ACS Bank 3.875%, due 11/14/16	EUR 100,000	112,041
Eksportfinans ASA 2.375%, due 5/25/16	$500,000	500,350
Goldman Sachs Group, Inc. (The) 1.712%, due 9/15/20 (a)	1,500,000	1,503,264
Intesa Sanpaolo S.p.A.
3.125%, due 1/15/16	400,000	400,200
6.50%, due 2/24/21 (b)	400,000	453,717
LBG Capital No.2 PLC Series Reg S 15.00%, due 12/21/19	GBP 390,000	776,166
Lloyds Bank PLC
1.75%, due 5/14/18	$750,000	748,381
3.50%, due 5/14/25	150,000	150,492
Lloyds Banking Group PLC Series Reg S 7.875%, due 12/29/49 (a)	GBP 470,000	732,714

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2015, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-397

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Nova Ljubljanska Banka d.d. Series Reg S 2.875%, due 7/3/17	EUR 800,000	$878,029
Royal Bank of Scotland Group PLC 7.50%, due 12/29/49 (a)	$100,000	104,125
UBS Group Funding Jersey, Ltd. 2.95%, due 9/24/20 (b)	1,800,000	1,783,197

		31,370,830

Computers 0.3%
Hewlett-Packard Enterprise Co.
2.45%, due 10/5/17 (b)	450,000	449,618
2.85%, due 10/5/18 (b)	450,000	449,749

		899,367

Finance—Auto Loans 1.1%
♦Ally Financial, Inc. 3.60%, due 5/21/18	3,900,000	3,900,000

Finance—Investment Banker/Broker 0.4%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	1,200,000	1,323,706

Oil & Gas 0.6%
BG Energy Capital PLC Series Reg S 6.50%, due 11/30/72 (a)	GBP 200,000	311,151
California Resources Corp.
5.50%, due 9/15/21	$161,000	50,715
8.00%, due 12/15/22 (b)	431,000	226,814
Canadian Natural Resources, Ltd. 0.978%, due 3/30/16 (a)	700,000	698,447
Chesapeake Energy Corp. 3.571%, due 4/15/19 (a)	100,000	28,000
Petrobras Global Finance B.V.
1.99%, due 5/20/16 (a)	100,000	97,500
4.875%, due 3/17/20	900,000	675,000
6.625%, due 1/16/34	GBP 100,000	89,249

		2,176,876

Telecommunications 1.0%
AT&T, Inc. 1.023%, due 3/30/17 (a)	$3,600,000	3,590,759

Transportation 0.1%
Hellenic Railways Organization S.A. 4.028%, due 3/17/17 (e)	EUR 400,000	399,924

Total Corporate Bonds (Cost $45,412,543)		43,661,462

	Principal Amount	Value
Foreign Government Bonds 9.2%
Brazil 2.6%
♦Brazil Letras do Tesouro Nacional
(zero coupon), due 10/1/16	BRL 4,900,000	$1,110,566
(zero coupon), due 1/1/17	17,500,000	3,820,841
(zero coupon), due 1/1/19	19,800,000	3,162,425
Brazil Notas do Tesouro Nacional Series F 10.00%, due 1/1/21	4,200,000	845,062

		8,938,894

France 0.3%
France Government Bond OAT Series Reg S 0.25%, due 7/25/18	EUR 937,134	1,048,174

Germany 0.5%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond Series Reg S 0.75%, due 4/15/18	1,702,528	1,895,403

Greece 0.1%
Hellenic Republic Government International Bond 5.25%, due 2/1/16 (e)	JPY 51,900,000	423,279

Italy 1.8%
♦Italy Buoni Poliennali Del Tesoro
1.70%, due 9/15/18	EUR 3,239,104	3,710,695
Series Reg S 2.35%, due 9/15/24 (b)	1,811,178	2,269,600
Series Reg S 2.55%, due 9/15/41	97,906	133,373
Series Reg S 3.10%, due 9/15/26	106,182	143,668

		6,257,336

Mexico 1.2%
Mexican Bonos de Proteccion al Ahorro 3.27%, due 1/4/18 (a)(e)	MXN 32,600,000	1,929,583
Mexican Udibonos
4.00%, due 11/15/40	18,889,539	1,109,836
4.50%, due 11/22/35	19,103,171	1,212,714

		4,252,133

New Zealand 0.7%
New Zealand Government Bond
Series Reg S 2.00%, due 9/20/25	NZD 2,100,000	1,454,800
Series Reg S 2.50%, due 9/20/35	800,000	545,280

M-398	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds (continued)
New Zealand (continued)
New Zealand Government Bond (continued)
Series Reg S 3.00%, due 9/20/30 (e)	NZD 700,000	$525,584

		2,525,664

Slovenia 0.8%
Slovenia Government International Bond
4.70%, due 11/1/16 (b)	EUR 500,000	564,007
Series Reg S 5.25%, due 2/18/24	$2,100,000	2,317,875

		2,881,882

Spain 0.6%
Autonomous Community of Catalonia 4.95%, due 2/11/20	EUR 500,000	584,659
Spain Government Bond Series Reg S 2.15%, due 10/31/25 (b)	100,000	112,323
Spain Government Inflation Linked Bond Series Reg S 1.00%, due 11/30/30 (b)	1,299,805	1,385,009

		2,081,991

United Kingdom 0.6%
United Kingdom Gilt Inflation Linked
Series Reg S 0.125%, due 3/22/24	GBP 856,376	1,338,521
Series Reg S 0.125%, due 3/22/46	60,399	111,966
Series Reg S 0.125%, due 3/22/58	50,707	107,510
Series Reg S 0.125%, due 3/22/68	103,926	246,799
Series Reg S 0.375%, due 3/22/62	198,070	483,091

		2,287,887

Total Foreign Government Bonds (Cost $37,519,375)		32,592,643

Loan Assignments 0.3% (f)
Greece 0.3%
Hellenic Republic Government Bond Schuldschein Loan TBD, due 3/30/16 (e)	EUR 1,000,000	1,043,280

Total Loan Assignments (Cost $1,034,046)		1,043,280

	Principal Amount	Value
Mortgage-Backed Securities 5.1%
Agency (Collateralized Mortgage Obligation) 0.3%
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 0.781%, due 9/15/42 (a)	$1,104,277	$1,095,125

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.6%
Banc of America Commercial Mortgage Trust Series 2007-1, Class A1A 5.428%, due 1/15/49	205,410	211,677
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T24, Class A4 5.537%, due 10/12/41	1,571,513	1,592,289
Credit Suisse Commercial Mortgage Trust Series 2006-C5, Class A3 5.311%, due 12/15/39	1,787,370	1,806,079
German Residential Funding 2013-2, Ltd. Series 2013-1, Class A 1.046%, due 8/27/24 (a)	EUR 833,533	915,353
Hercules Eclipse PLC Series 2006-4, Class A 0.819%, due 10/25/18 (a)	GBP 138,762	201,092
Morgan Stanley Capital I Trust Series 2007-IQ16, Class A4 5.809%, due 12/12/49	$765,003	799,121

		5,525,611

Whole Loan (Collateralized Mortgage Obligations) 3.2%
♦BCAP LLC Trust Series 2011-RR5, Class 5A1 5.25%, due 8/26/37 (b)	3,700,485	3,833,359
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10, Class 21A1 3.106%, due 1/25/35 (g)	1,736,458	1,755,139
Marche Mutui Srl
Series 5, Class A 0.381%, due 10/27/65 (a)	EUR 43,116	46,815
Series 4, Class A 0.419%, due 2/25/55 (a)	127,287	136,372
Series 6, Class A1 2.231%, due 1/27/64 (a)	261,132	287,762
♦Paragon Mortgages No 13 PLC Series 13X, Class A1 0.824%, due 1/15/39 (a)	GBP 2,705,367	3,618,629

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-399

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Trinity Square PLC Series 2015-1, Class A 1.786%, due 7/15/51 (a)(b)(e)	GBP 1,200,000	$1,754,290

		11,432,366

Total Mortgage-Backed Securities (Cost $17,952,460)		18,053,102

U.S. Government & Federal Agency 116.5%
Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.8%
1.443%, due 6/1/43 (a)	$636,621	651,621
2.485%, due 11/1/34 (a)	925,423	978,737
4.321%, due 12/1/36 (a)	929,345	990,077

		2,620,435

♦United States Treasury Bonds 1.5%
3.00%, due 11/15/44	300,000	298,910
3.00%, due 5/15/45	4,910,000	4,887,562
3.00%, due 11/15/45	100,000	99,699

		5,286,171

♦United States Treasury Inflation—Indexed Bonds 36.4%
0.375%, due 7/15/25 (i)	1,805,292	1,747,842
0.625%, due 2/15/43 (i)	3,258,644	2,757,627
0.75%, due 2/15/42 (i)	3,768,236	3,310,456
0.75%, due 2/15/45 (i)	2,312,946	2,017,141
1.375%, due 2/15/44 (i)	28,431,687	28,935,156
1.75%, due 1/15/28 (h)(i)	20,548,930	22,452,912
2.00%, due 1/15/26 (h)(i)	23,403,385	26,001,535
2.125%, due 2/15/40 (i)	2,486,927	2,928,000
2.125%, due 2/15/41 (i)	977,472	1,157,337
2.375%, due 1/15/25 (i)	15,885,810	18,059,768
2.375%, due 1/15/27 (h)(i)	10,083,785	11,657,147
2.50%, due 1/15/29 (i)	5,007,211	5,931,847
3.625%, due 4/15/28 (i)	544,092	711,259
3.875%, due 4/15/29 (i)	347,227	471,709

		128,139,736

♦United States Treasury Inflation—Indexed Notes 77.8%
0.125%, due 4/15/16 (i)	9,372,423	9,335,936
0.125%, due 4/15/17 (i)	12,039,695	12,015,712
0.125%, due 4/15/18 (i)	9,980,330	9,961,098
0.125%, due 4/15/19 (i)	45,023,820	44,759,441
0.125%, due 4/15/20 (i)	293,517	289,776
0.125%, due 1/15/22 (i)	12,925,332	12,525,280
0.125%, due 7/15/22 (i)	38,836,463	37,656,184
0.125%, due 1/15/23 (i)	40,185,990	38,529,885
0.125%, due 7/15/24 (i)	13,322,211	12,652,463
0.25%, due 1/15/25 (i)	4,317,931	4,121,431
0.375%, due 7/15/23 (i)	10,322,402	10,083,965
0.625%, due 7/15/21 (i)	7,281,363	7,329,143

	Principal Amount	Value
United States Treasury Inflation—Indexed Notes (continued)
0.625%, due 1/15/24 (i)	$14,474,486	$14,310,331
1.125%, due 1/15/21 (i)	34,551,018	35,620,406
1.375%, due 1/15/20 (i)	4,399,440	4,573,240
1.625%, due 1/15/18 (i)	340,590	351,247
1.875%, due 7/15/19 (i)	10,018,260	10,623,012
2.00%, due 1/15/16 (i)(j)	479,332	479,257
2.375%, due 1/15/17 (i)	2,004,521	2,054,035
2.50%, due 7/15/16 (i)	6,252,313	6,353,019
2.625%, due 7/15/17 (i)	344,271	359,579

		273,984,440

Total U.S. Government & Federal Agency (Cost $432,700,432)		410,030,782

Total Long-Term Bonds (Cost $546,961,783)		517,721,513

	Notional Amount
Purchased Options 0.0%‡ Purchased Put Options 0.0%‡
90-Day Pound Sterling Future Strike Price $98.88 Expires 3/11/16, European Style	13,500,000	24,877
3-Month USD-LIBOR Exercise Rate 3.40% Expires 12/5/16, American Style (e)	7,100,000	35,417
90-Day Pound Sterling Future Strike Price $98.50 Expires 12/21/16, European Style	45,875,000	27,052

Total Purchased Options (Cost $109,379)		87,346

Short-Term Investments 84.6%
Repurchase Agreements 83.0%
Bank of America 0.35%, dated 12/31/15 due 1/6/16 Proceeds at Maturity $20,001,167 (Collateralized by a United States Treasury Note with a rate of 1.38% and a maturity date of 2/29/20, with a Principal Amount of $20,632,000 and a Market Value of $20,397,476)	20,000,000	20,000,000

M-400	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Notional Amount	Value
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas Securities Corp. 0.35%, dated 12/31/15 due 1/6/16 Proceeds at Maturity $125,007,292 (Collateralized by a United States Treasure Note with a rate of 0.29% and a maturity date of 7/31/17, with a Principal Amount of $127,819,600 and a Market Value of $127,623,141)	$125,000,000	$125,000,000
Credit Agricole Corp. 0.48%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $1,200,064 (Collateralized by a United States Treasury Note with a rate of 1.38% and a maturity date of 8/31/20, with a Principal Amount of $1,239,000 and a Market Value of $1,219,302)	1,200,000	1,200,000
Deutsche Bank Securities, Inc. 0.30%, dated 12/31/15 due 1/5/16 Proceeds at Maturity $20,000,833 (Collateralized by a United States Treasury Bond with a rate of 3.13% and a maturity date of 2/15/43, with a Principal Amount of $19,691,000 and a Market Value of $20,188,277)	20,000,000	20,000,000
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $1,095,819 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 08/31/20, with a Principal Amount of $1,095,000 and a Market Value of $1,118,269)	1,095,816	1,095,816
Societe Generale 0.40%, dated 12/31/15 due 1/5/16 Proceeds at Maturity $125,006,944 (Collateralized by a United States Treasury Inflation Protected Bond with a rate of 0.13% and a maturity date of 1/15/22, with a Principal Amount of $131,693,964 and a Market Value of $127,760,265)	125,000,000	125,000,000

Total Repurchase Agreements (Cost $292,295,816)		292,295,816

	Notional Amount	Value
U.S. Government & Federal Agency 1.6%
Federal Home Loan Bank Discount Notes 1.4%
0.213%, due 1/25/16 (k)	$1,400,000	$1,399,804
0.243%, due 1/29/16 (k)	1,300,000	1,299,699
0.335%, due 2/26/16 (k)	2,200,000	2,198,951

		4,898,454

United States Treasury Bills 0.2%
0.172%, due 1/14/16 (j)(k)	552,000	551,966
0.203%, due 1/14/16 (k)	30,000	29,998

		581,964

Total U.S. Government & Federal Agency (Cost $5,480,418)		5,480,418

Total Short-Term Investments (Cost $297,776,234)		297,776,234

Total Investments, Before Investment Sold Short (l) (Cost $844,847,396)	231.6%	815,585,093

Short-Term Investment Sold Short (15.0%)
Reverse Repurchase Agreement (15.0%)
Credit Agricole Corp. (0.55%), dated 12/31/15 due 1/15/16 Proceeds at Maturity $(52,871,240) (Collateralized by United States Treasury Inflation Protected Bonds with rates between 2.00% and 2.38% and maturity dates between 1/15/26 and 1/15/28 with a Principal Amount of $(47,134,545) and a Market Value of $(52,506,300))	(52,859,126)	(52,859,126)

Total Short-Term Investment Sold Short (Proceeds $52,859,126)		(52,859,126)

Total Investments, Net of Investment Sold Short (Cost $791,988,270)	216.6%	762,725,967
Other Assets, Less Liabilities	(116.6)	(410,659,005)
Net Assets	100.0%	$352,066,962

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, the total market value of this security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-401

Portfolio of Investments December 31, 2015 (continued)

was $868,359, which represented 0.2% of the Portfolio’s net assets.

(d)	Step coupon—Rate shown was the rate in effect as of December 31, 2015.

(e)	Illiquid security—As of December 31, 2015, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $6,979,716, which represented 2.0% of the Portfolio’s net assets.

(f)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2015.

(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2015.
(h)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for open reverse repurchase agreements. (See Note 2(M))

(i)	Delayed delivery security.

(j)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for swap contracts. (See Note 2(Q))

(k)	Interest rate shown represents yield to maturity.

(l)	As of December 31, 2015, cost was $845,155,471 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$1,244,901
Gross unrealized depreciation	(30,815,279)

Net unrealized depreciation	$(29,570,378)

As of December 31, 2015, the Portfolio held the following foreign currency forward contracts1:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Brazilian Real vs. U.S. Dollar	1/5/16	Credit Suisse International	BRL	7,802,266	$1,955,455	$16,682
Brazilian Real vs. U.S. Dollar	1/5/16	JPMorgan Chase Bank N.A.		16,603,003	4,321,258	(124,606)
Euro vs. U.S. Dollar	2/11/16	JPMorgan Chase Bank N.A.	EUR	8,129,000	8,921,985	(79,728)
Indian Rupee vs. U.S. Dollar	1/21/16	JPMorgan Chase Bank N.A.	INR	325,945,820	4,930,356	(16,260)
Pound Sterling vs. U.S. Dollar	2/11/16	JPMorgan Chase Bank N.A.	GBP	3,004,000	4,515,307	(86,409)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	2/11/16	JPMorgan Chase Bank N.A.	AUD	526,000	369,471	(13,127)
Brazilian Real vs. U.S. Dollar	1/5/16	Credit Suisse International	BRL	7,802,266	1,998,122	25,985
Brazilian Real vs. U.S. Dollar	2/2/16	Credit Suisse International		7,802,266	1,935,614	(17,131)
Brazilian Real vs. U.S. Dollar	1/5/16	JPMorgan Chase Bank N.A.		16,603,003	4,797,091	600,440
Brazilian Real vs. U.S. Dollar	4/4/16	JPMorgan Chase Bank N.A.		11,628,590	3,510,000	658,591
Brazilian Real vs. U.S. Dollar	10/4/16	JPMorgan Chase Bank N.A.		4,900,000	1,214,674	83,604
Brazilian Real vs. U.S. Dollar	1/4/17	JPMorgan Chase Bank N.A.		17,500,000	4,116,678	176,976
Canadian Dollar vs. U.S. Dollar	2/11/16	JPMorgan Chase Bank N.A.	CAD	162,000	122,128	5,040
Chinese Yuan vs. U.S. Dollar	1/29/16	JPMorgan Chase Bank N.A.	CNY	5,814,550	898,000	3,907
Euro vs. U.S. Dollar	2/11/16	JPMorgan Chase Bank N.A.	EUR	30,148,000	32,419,486	(373,770)
Indian Rupee vs. U.S. Dollar	2/26/16	Credit Suisse International	INR	19,858,136	293,890	(3,782)
Japanese Yen vs. U.S. Dollar	2/12/16	JPMorgan Chase Bank N.A.	JPY	97,926,501	795,826	(19,545)
Mexican Peso vs. U.S. Dollar	3/14/16	JPMorgan Chase Bank N.A.	MXN	76,953,574	4,414,881	(28,336)
New Taiwan Dollar vs. U.S. Dollar	2/26/16	JPMorgan Chase Bank N.A.	TWD	29,292,760	898,413	6,207
New Zealand Dollar vs. U.S. Dollar	2/11/16	JPMorgan Chase Bank N.A.	NZD	3,466,000	2,260,103	(105,155)

M-402	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Pound Sterling vs. U.S. Dollar	2/11/16	Credit Suisse International	GBP	4,352,000	$6,606,993	$190,692
Pound Sterling vs. U.S. Dollar	2/11/16	JPMorgan Chase Bank N.A.		6,362,000	9,583,362	203,649
Singapore Dollar vs. U.S. Dollar	2/26/16	JPMorgan Chase Bank N.A.	SGD	2,592,531	1,834,382	9,055
South Korean Won vs. U.S. Dollar	1/21/16	JPMorgan Chase Bank N.A.	KRW	2,971,590,700	2,538,382	5,204
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$1,118,183

1.	As of December 31, 2015, cash in the amount of $679,000 was due to the broker for foreign currency forward contracts.

As of December 31, 2015, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	83	March 2016	$9,820,586	$(28,870)
10-Year United States Treasury Note	(114)	March 2016	(14,353,313)	35,681
Euro-BTP	9	March 2016	1,348,961	(14,344)
Euro-Bund	(46)	March 2016	(7,894,498)	111,931
U.S. Long Bond	(68)	March 2016	(10,455,000)	(15,499)
U.S. Ultra Bond	32	March 2016	5,078,000	21,971
			$(16,455,264)	$110,870

1.	As of December 31, 2015, cash in the amount of $492,000 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2015.

Written Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Notional Amount	Premium (Received)	Market Value
Call-90-Day Pound Sterling Future, European Style	Morgan Stanley & Co., LLC	$99.25	3/11/2016	$(13,500,000)	$(8,836)	$(995)
Put-90-Day Pound Sterling Future, European Style	Morgan Stanley & Co., LLC	$98.63	3/11/2016	(13,500,000)	(4,368)	(7,463)
Put-90-Day Pound Sterling Future, European Style	Morgan Stanley & Co., LLC	$98.00	12/21/2016	(45,875,000)	(8,071)	(5,072)
					$(21,275)	$(13,530)

Written Interest Rate Swaption

Description	Counterparty	Underlying Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium Received	Market Value
Call-3 Month Interest Rate Swap, American Style	Credit Suisse International	3-Month USD-LIBOR	Receive	2.40%	12/5/2016	$(7,100,000)	$(56,445)	$(55,277)

Written Inflation-Capped Options

Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium (Received)	Market Value
Floor-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style	JPMorgan Chase Bank	238.643	Maximum of [0, Final Index/Initial Index]	10/2/2020	$(1,900,000)	$(35,068)	$(29,339)
Floor-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style	JPMorgan Chase Bank	234.781	Maximum of [0, Final Index/Initial Index –(1 + 4.000%)10]	5/16/2024	(300,000)	(2,085)	(485)
						$(37,153)	$(29,824)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-403

Portfolio of Investments December 31, 2015 (continued)

Swap Contracts

As of December 31, 2015, the Portfolio held the following open OTC inflation swap agreements:

Notional Amount	Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$200,000	USD	10/31/2016	Credit Suisse International	Fixed 1.94%	12-Month USD-CPI	$—	$(6,172)	$(6,172)
$8,000,000	USD	11/16/2017	Credit Suisse International	Fixed 2.32%	12-Month USD-CPI	—	(495,593)	(495,593)
€200,000	EUR	9/15/2018	Credit Suisse International	Fixed 0.62%	12-Month EUR-CPI	—	(218)	(218)
£2,400,000	GBP	5/15/2030	Credit Suisse International	UK RPI	Fixed 3.35%	—	108,334	108,334
£2,000,000	GBP	6/15/2030	Credit Suisse International	UK RPI	Fixed 3.40%	(1,643)	102,762	104,405
£2,300,000	GBP	6/15/2030	Credit Suisse International	UK RPI	Fixed 3.43%	(1,519)	136,718	138,237
£800,000	GBP	9/23/2044	Credit Suisse International	UK RPI	Fixed 3.53%	(2,197)	89,087	91,284
£1,500,000	GBP	10/15/2044	Credit Suisse International	UK RPI	Fixed 3.50%	(21,448)	139,814	161,262
£100,000	GBP	11/15/2044	Credit Suisse International	UK RPI	Fixed 3.55%	380	12,109	11,729
£200,000	GBP	12/15/2044	Credit Suisse International	UK RPI	Fixed 3.45%	(692)	10,310	11,002
£600,000	GBP	12/15/2044	Credit Suisse International	UK RPI	Fixed 3.53%	4,824	62,347	57,523
£500,000	GBP	1/12/2045	Credit Suisse International	UK RPI	Fixed 3.33%	5,233	(18,479)	(23,712)
						$(17,062)	$141,019	$158,081

As of December 31, 2015, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount		Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$	25,200,000	USD	12/16/2017	Fixed 1.50%	3-Month USD-LIBOR	$(131,877)	$(172,545)	$(40,668)
$	4,700,000	USD	12/16/2020	Fixed 2.00%	3-Month USD-LIBOR	(110,340)	(63,759)	46,581
M$	47,000,000	MXN	11/9/2021	MXN TIIE	Fixed 5.67%	—	(17,951)	(17,951)
M$	13,900,000	MXN	10/6/2022	MXN TIIE	Fixed 5.78%	(7,646)	(10,193)	(2,547)
M$	7,500,000	MXN	11/25/2022	MXN TIIE	Fixed 5.91%	—	(2,852)	(2,852)
$	7,700,000	USD	12/16/2022	3-Month USD-LIBOR	Fixed 2.25%	50,465	159,549	109,084
£	2,300,000	GBP	3/18/2025	Fixed 2.75%	6-Month GBP-LIBOR	(240,884)	(232,846)	8,038
£	10,400,000	GBP	9/16/2025	Fixed 2.00%	6-Month GBP-LIBOR	400,055	(21,774)	(421,829)
$	24,800,000	USD	10/28/2025	Fixed 2.80%	3-Month USD-LIBOR	(101,009)	(139,401)	(38,392)
$	13,500,000	USD	12/16/2025	Fixed 2.50%	3-Month USD-LIBOR	140,576	(397,799)	(538,375)
£	2,000,000	GBP	3/18/2045	Fixed 2.00%	6-Month GBP-LIBOR	216,878	107,195	(109,683)
$	1,100,000	USD	6/15/2026	Fixed 2.25%	3-Month USD-LIBOR	3,677	3,779	102
$	2,900,000	USD	6/15/2026	Fixed 2.25%	3-Month USD-LIBOR	(8,939)	9,962	18,901
£	495,000	GBP	9/16/2045	Fixed 2.00%	6-Month GBP-LIBOR	33,630	26,416	(7,214)
$	18,600,000	USD	12/16/2045	Fixed 2.75%	3-Month USD-LIBOR	1,116,991	(532,242)	(1,649,233)
$	900,000	USD	12/14/2046	3-Month USD-LIBOR	Fixed 2.75%	—	9,070	9,070
						$1,361,577	$(1,275,391)	$(2,636,968)

M-404	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2015, the Portfolio held the following centrally cleared credit default swap contracts1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ Depreciation[5]
Markit iTraxx North American High Yield Series 25	12/20/2020	Sell	1,800	5.00%	$21,667	$20,346	$(1,321)

1.	As of December 31, 2015, cash in the amount of $2,483,000 was on deposit with a broker for OTC and centrally cleared swap agreements.

2.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contract at the time they were opened and the value at December 31, 2015.

The following abbreviations are used in the preceding pages:

AUD—Australian Dollar

BRL—Brazilian Real

EUR—Euro

GBP—British Pound Sterling

KRW—South Korean Won

MTN—Medium Term Note

MXN—Mexican Peso

NZD—New Zealand Dollar

SGD—Singapore Dollar

TBD—To be determined

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-405

Portfolio of Investments December 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$12,340,244	$—	$12,340,244
Corporate Bonds	—	43,661,462	—	43,661,462
Foreign Government Bonds	—	32,592,643	—	32,592,643
Loan Assignments (b)	—	—	1,043,280	1,043,280
Mortgage-Backed Securities	—	18,053,102	—	18,053,102
U.S. Government & Federal Agency	—	410,030,782	—	410,030,782

Total Long-Term Bonds	—	516,678,233	1,043,280	517,721,513

Purchased Put Options	87,346	—	—	87,346
Short-Term Investments
Repurchase Agreements	—	292,295,816	—	292,295,816
U.S. Government & Federal Agency	—	5,480,418	—	5,480,418

Total Short-Term Investments	—	297,776,234	—	297,776,234

Total Investments in Securities	87,346	814,454,467	1,043,280	815,585,093

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	1,986,032	—	1,986,032
Futures Contracts Long (c)	21,971	—	—	21,971
Futures Contracts Short (c)	147,612	—	—	147,612
Inflation Swap Contracts (c)	—	683,776	—	683,776
Interest Rate Swap Contracts (c)	—	191,776	—	191,776

Total Other Financial Instruments	169,583	2,861,584	—	3,031,167

Total Investments in Securities and Other Financial Instruments	$256,929	$817,316,051	$1,043,280	$818,616,260

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investment Sold Short (a)
Reverse Repurchase Agreement	$—	$(52,859,126)	$—	$(52,859,126)

Total Short-Term Investment Sold Short	—	(52,859,126)	—	(52,859,126)

Other Financial Instruments
Credit Default Swap Contract (c)	—	(1,321)	—	(1,321)
Foreign Currency Forward Contracts (c)	—	(867,849)	—	(867,849)
Futures Contracts Long (c)	(43,214)	—	—	(43,214)
Futures Contracts Short (c)	(15,499)	—	—	(15,499)
Inflation Swap Contracts (c)	—	(525,695)	—	(525,695)
Interest Rate Swap Contracts	—	(2,828,744)	—	(2,828,744)
Written Options	(98,631)	—	—	(98,631)

Total Other Financial Instruments	(157,344)	(4,223,609)	—	(4,380,953)

Total Short-Term Investment Sold Short and Other Financial Instruments	$(157,344)	$(57,082,735)	$—	$(57,240,079)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,043,280 is held in Greece within the Loan Assignments Section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

M-406	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appre ciation (Depre ciation) from Invest ments Still Held at December 31, 2015 (a)
Long Term Bonds
Loan Assignments
Greece	$—	$5,567	$—	$9,234	$1,028,479	$—	$—	$—	$1,043,280	$9,234

Total	$—	$5,567	$—	$9,234	$1,028,479	$—	$—	$—	$1,043,280	$9,234

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-407

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $552,551,580)	$523,289,277
Repurchase agreement, at value (identified cost $292,295,816)	292,295,816
Cash collateral on deposit at broker	2,975,869
Cash denominated in foreign currencies (identified cost $564,365)	511,302
Receivables:
Investment securities sold	2,199,721
Interest	2,133,868
Fund shares sold	89,136
Variation margin on futures contracts	44,649
Unrealized appreciation on OTC swap contracts	683,776
Unrealized appreciation on foreign currency forward contracts	1,986,032

Total assets	826,209,446

Liabilities
Open reverse repurchase agreement (proceeds $52,859,126)	52,859,126
Cash collateral due to broker	679,000
Written options, at value (premiums received $114,873)	98,631
Due to custodian	7,616
Payables:
Investment securities purchased	292,198,951
Dollar roll transactions	126,091,530
Fund shares redeemed	190,713
Manager (See Note 3)	150,363
NYLIFE Distributors (See Note 3)	60,547
Professional fees	52,310
Custodian	27,405
Interest on investments sold short	22,612
Shareholder communication	22,013
Premiums received for OTC swap contracts	17,062
Trustees	448
Variation margin on centrally cleared swap contracts	269,247
Unrealized depreciation on OTC swap contracts	525,695
Accrued expenses	1,366
Unrealized depreciation on foreign currency forward contracts	867,849

Total liabilities	474,142,484

Net assets	$352,066,962

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$43,451
Additional paid-in capital	436,018,961

436,062,412
Undistributed net investment income	3,313,288
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(56,796,903)
Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options	(31,615,399)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,103,564

Net assets	$352,066,962

Initial Class
Net assets applicable to outstanding shares	$68,793,637

Shares of beneficial interest outstanding	8,478,164

Net asset value per share outstanding	$8.11

Service Class
Net assets applicable to outstanding shares	$283,273,325

Shares of beneficial interest outstanding	34,972,650

Net asset value per share outstanding	$8.10

M-408	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Interest	$6,058,114

Expenses
Manager (See Note 3)	1,885,081
Distribution and service—Service Class (See Note 3)	783,261
Interest expense	558,524
Custodian	116,777
Professional fees	88,352
Shareholder communication	50,304
Trustees	7,430
Miscellaneous	13,568

Total expenses	3,503,297

Net investment income (loss)	2,554,817

Realized and Unrealized Gain (Loss) on Investments, Investments Sold Short, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(12,891,382)
Investments sold short	(96,472)
Futures transactions	(2,000,490)
Written option transactions	148,317
Swap transactions	(3,750,683)
Foreign currency transactions	9,815,075

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	(8,775,635)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,481,882)
Investments sold short	35,311
Futures contracts	60,975
Swap contracts	1,014,381
Written option contracts	(8,112)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,719,053)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts, written options and foreign currency transactions	(5,098,380)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(13,874,015)

Net increase (decrease) in net assets resulting from operations	$(11,319,198)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-409

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,554,817	$9,096,402
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(8,775,635)	93,833
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts and foreign currency transactions	(5,098,380)	(293,927)

Net increase (decrease) in net assets resulting from operations	(11,319,198)	8,896,308

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(3,120,986)	(82,664)
Service Class	(12,536,845)	(2,116,976)

	(15,657,831)	(2,199,640)

From net realized gain on investments:
Initial Class	—	(864,859)
Service Class	—	(31,587,564)

	—	(32,452,423)

Total dividends and distributions to shareholders	(15,657,831)	(34,652,063)

Capital share transactions:
Net proceeds from sale of shares	84,932,533	32,043,168
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,657,831	34,652,063
Cost of shares redeemed	(62,620,725)	(66,223,678)

Increase (decrease) in net assets derived from capital share transactions	37,969,639	471,553

Net increase (decrease) in net assets	10,992,610	(25,284,202)

Net Assets
Beginning of year	341,074,352	366,358,554

End of year	$352,066,962	$341,074,352

Undistributed net investment income at end of year	$3,313,288	$12,646,903

M-410	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the year ended December 31, 2015

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(11,319,198)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Long term investments purchased	(456,737,206)
Long term investments sold	427,904,374
Securities sold short	(11,401,684)
Sale of short term investments, net	(236,072,791)
Amortization (accretion) of discount and premium, net	7,879,516
Decrease in investment securities sold receivable	180,203,434
Decrease in interest receivable	170,656
Increase in deposit at brokers	(1,789,061)
Decrease in receivable for open forward foreign currency contracts	1,646,158
Increase in due to custodian	7,616
Decrease in premiums from written options	(114,125)
Increase in investment securities purchased payable	270,133,560
Increase in interest payable for securities sold short	22,612
Decrease in payable for dollar rolls	(209,135,166)
Decrease in due to broker	(1,606,000)
Increase in professional fees payable	22,403
Increase in custodian payable	22,426
Decrease in shareholder communication payable	(1,189)
Increase in due to manager	4,369
Decrease in due to NYLIFE Distributors	(10,430)
Increase in due to Trustees	133
Decrease in receivable for open OTC swap contracts	94,875
Decrease in payable for open OTC swap contracts	(446,037)
Increase in premiums received for open OTC swap contracts	17,062
Increase in payable for open forward foreign currency contracts	145,731
Increase in variation margin on derivative instruments	207,262
Increase in accrued expenses and other liabilities	1,307
Net change in unrealized (appreciation) depreciation on investments	4,481,882
Net realized loss from investments	12,891,382
Net change in unrealized (appreciation) on securities sold short	(35,311)
Net realized loss from securities sold short	96,472
Net change in unrealized depreciation on written options	8,112

Net cash used in operating activities*	(22,706,856)

Cash flows from financing activities:
Proceeds from shares sold	84,875,597
Payment on shares redeemed	(62,624,439)

Net cash provided by financing activities	22,251,158

Net decrease in cash:	(455,698)

Cash at beginning of year	967,000

Cash at end of year	$511,302

*	Included in operating expenses is cash of $535,912 paid for interest on borrowings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-411

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,						February 17, 2012** through December 31,
	2015		2014		2013		2012
Net asset value at beginning of period	$8.71		$9.44		$10.59		$10.00

Net investment income (loss) (a)	0.11		0.26		0.09		0.14
Net realized and unrealized gain (loss) on investments	(0.51)		(0.18)		(1.05)		0.47
Net realized and unrealized gain (loss) on foreign currency transactions	0.19		0.18		(0.01)		(0.02)

Total from investment operations	(0.21)		0.26		(0.97)		0.59

Less dividends and distributions:
From net investment income	(0.39)		(0.09)		(0.12)		—
From net realized gain on investments	—		(0.90)		(0.06)		—

Total dividends and distributions	(0.39)		(0.99)		(0.18)		—

Net asset value at end of period	$8.11		$8.71		$9.44		$10.59

Total investment return	(2.51%)		2.50%		(9.08%)		5.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%		2.74%		0.88%		1.51	%††
Net expenses (d)	0.72%		0.64%		0.61%		0.62	%††
Expenses (before waiver/reimbursement) (d)	0.72%		0.64%		0.61%		0.62	%††
Portfolio turnover rate	84	% (e)	85	%(e)	88	% (e)	44	%(e)
Net assets at end of period (in 000’s)	$68,794		$9,479		$9,678		$12,642

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes interest expenses of 0.15%, 0.08%, 0.07% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the years ended December 31, 2015, 2014, 2013 and the period ended December 31, 2012, respectively.
(e)	The portfolio turnover rates not including dollar rolls were 59%, 49%, and 88% for the years ended December 31, 2015, 2014, 2013 and 43% for the period ended December 31, 2012.

M-412	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,						February 17, 2012** through December 31,
	2015		2014		2013		2012
Net asset value at beginning of period	$8.70		$9.42		$10.58		$10.00

Net investment income (loss) (a)	0.05		0.24		0.07		0.12
Net realized and unrealized gain (loss) on investments	(0.46)		(0.18)		(1.05)		0.48
Net realized and unrealized gain (loss) on foreign currency transactions	0.17		0.18		(0.01)		(0.02)

Total from investment operations	(0.24)		0.24		(0.99)		0.58

Less dividends and distributions:
From net investment income	(0.36)		(0.06)		(0.11)		—
From net realized gain on investments	—		(0.90)		(0.06)		—

Total dividends and distributions	(0.36)		(0.96)		(0.17)		—

Net asset value at end of period	$8.10		$8.70		$9.42		$10.58

Total investment return	(2.76%)		2.26%		(9.26%)		5.80	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56%		2.52%		0.67%		1.32	%††
Net expenses (d)	0.97%		0.87%		0.82%		0.81	%††
Expenses (before waiver/reimbursement) (d)	0.97%		0.89%		0.86%		0.87	%††
Portfolio turnover rate	84	% (e)	85	%(e)	88	% (e)	44	%(e)
Net assets at end of period (in 000’s)	$283,273		$331,595		$356,681		$475,807

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes interest expenses of 0.15%, 0.08%, 0.07% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the years ended December 31, 2015, 2014, 2013 and the period ended December 31, 2012, respectively.
(e)	The portfolio turnover rates not including dollar rolls were 59%, 49% and 88% for the years ended December 31, 2015, 2014, 2013 and 43% for the period ended December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-413

MainStay VP S&P 500 Index Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1.10%	12.25%	7.04%	0.28%
Service Class Shares	0.85	11.97	6.78	0.53

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	1.38%	12.57%	7.31%
Average Lipper Variable Products S&P 500 Index Portfolio[4]	0.94	12.11	6.94

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products S&P 500 Index Portfolio is representative of portfolios that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index portfolios have limited expenses (advisor fee no higher than 0.50%). Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-414	MainStay VP S&P 500 Index Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,000.03	$1.36	$1,023.84	$1.38

Service Class Shares	$1,000.00	$998.80	$2.62	$1,022.58	$2.65

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.27% for Initial Class and 0.52% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-415

Industry Composition as of December 31, 2015 (Unaudited)

Banks	5.1%
Pharmaceuticals	4.9
Oil, Gas & Consumable Fuels	4.6
Software	3.7
Internet Software & Services	3.6
Technology Hardware, Storage & Peripherals	3.4
Biotechnology	3.1
IT Services	3.1
Media	2.6
Aerospace & Defense	2.3
Health Care Providers & Services	2.3
Insurance	2.3
Real Estate Investment Trusts	2.3
Industrial Conglomerates	2.2
Specialty Retail	2.2
Semiconductors & Semiconductor Equipment	2.1
Diversified Telecommunication Services	2.0
Food & Staples Retailing	2.0
Beverages	1.9
Internet & Catalog Retail	1.9
Capital Markets	1.8
Chemicals	1.8
Health Care Equipment & Supplies	1.8
Diversified Financial Services	1.7
Hotels, Restaurants & Leisure	1.6
Household Products	1.6
Electric Utilities	1.5
Food Products	1.4
Tobacco	1.4
Communications Equipment	1.2
Machinery	1.0
Multi-Utilities	1.0
Energy Equipment & Services	0.9

Textiles, Apparel & Luxury Goods	0.8%
Consumer Finance	0.7
Air Freight & Logistics	0.6
Road & Rail	0.6
Airlines	0.5
Automobiles	0.5
Life Sciences Tools & Services	0.5
Multiline Retail	0.5
Electrical Equipment	0.4
Household Durables	0.4
Auto Components	0.3
Commercial Services & Supplies	0.3
Electronic Equipment, Instruments & Components	0.3
Containers & Packaging	0.2
Metals & Mining	0.2
Professional Services	0.2
Building Products	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Technology	0.1
Leisure Products	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Trading Companies & Distributors	0.1
Diversified Consumer Services	0.0	‡
Gas Utilities	0.0	‡
Independent Power & Renewable Electricity Producers	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	15.8
Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-418 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2015 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Alphabet, Inc. (Google)

3.	Microsoft Corp.

4.	Exxon Mobil Corp.

5.	General Electric Co.

6.	Johnson & Johnson

7.	Amazon.com, Inc.

8.	Wells Fargo & Co.

9.	Berkshire Hathaway, Inc. Class B

10.	JPMorgan Chase & Co.

M-416	MainStay VP S&P 500 Index Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP S&P 500 Index Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP S&P 500 Index Portfolio returned 1.10% for Initial Class shares and 0.85% for Service Class shares. Over the same period, both share classes underperformed the 1.38% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. For the 12 months ended December 31, 2015, Initial Class shares outperformed—and Service Class shares underperformed—the 0.94% return of the Average Lipper1 Variable Products S&P 500 Index Portfolio.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The MainStay VP S&P 500 Index Portfolio invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Since the futures contracts closely track the performance of the S&P 500® Index, the Portfolio’s futures positions had a positive impact on the Portfolio’s performance relative to the Index.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

During the reporting period, the S&P 500® industries with the highest total returns were Internet & catalog retail, construction materials, and Internet software & services. The industries with the lowest total returns were independent power and renewable electricity producers, metals & mining, and road & rail.

During the reporting period, which industries made the strongest positive contributions to the Portfolio’s performance and which industries made the weakest contributions?

During the reporting period, the industries that made the most substantial positive contributions to the Portfolio’s performance were Internet software & services, Internet & catalog retail, and software. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Portfolio’s performance were oil gas & consumable fuels; technology hardware, storage & peripherals; and road & rail.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were Internet & catalog retail companies Netflix and Amazon.com, followed by semiconductors & semiconductor equipment company NVIDA. Over the same period, the S&P 500® stocks with the lowest total returns were oil, gas & consumable fuels companies Chesapeake Energy, CONSOL Energy, and Southwestern Energy.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

During the reporting period, the strongest contributions to the Portfolio’s performance came from Internet & catalog retail company Amazon.com, software company Microsoft, and Internet software & services company Alphabet, Inc. (Google) Class A. Over the same period, the S&P 500® stocks that made the weakest contributions to the Portfolio’s performance were oil, gas & consumable fuels companies Exxon Mobil and Kinder Morgan and communications equipment company QUALCOMM.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 28 additions to and 26 deletions from the S&P 500® Index. The additions outnumbered the deletions because of a methodology change by Standard and Poor’s to include multiple share classes of existing S&P 500® members. In terms of index weight, significant additions to the Index included online payments company PayPal Holdings and air carrier American Airlines Group. Significant deletions included pharmaceuticals company Allergan and health care equipment & supplies company Covidien.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-417

Portfolio of Investments December 31, 2015

	Shares	Value
Common Stocks 84.2%†
Aerospace & Defense 2.3%
Boeing Co. (The)	44,291	$6,404,036
General Dynamics Corp.	20,899	2,870,687
Honeywell International, Inc.	54,201	5,613,597
L-3 Communications Holdings, Inc.	5,513	658,859
Lockheed Martin Corp.	18,586	4,035,950
Northrop Grumman Corp.	12,827	2,421,866
Precision Castparts Corp.	9,676	2,244,929
Raytheon Co.	21,175	2,636,923
Rockwell Collins, Inc.	9,244	853,221
Textron, Inc.	19,247	808,566
United Technologies Corp.	58,015	5,573,501

		34,122,135

Air Freight & Logistics 0.6%
C.H. Robinson Worldwide, Inc.	10,101	626,464
Expeditors International of Washington, Inc.	13,110	591,261
FedEx Corp.	18,469	2,751,696
United Parcel Service, Inc. Class B	48,958	4,711,229

		8,680,650

Airlines 0.5%
American Airlines Group, Inc.	44,329	1,877,333
Delta Air Lines, Inc.	55,311	2,803,715
Southwest Airlines Co.	45,738	1,969,478
United Continental Holdings, Inc. (a)	26,219	1,502,349

		8,152,875

Auto Components 0.3%
BorgWarner, Inc.	15,764	681,478
Delphi Automotive PLC	19,698	1,688,709
Goodyear Tire & Rubber Co. (The)	18,912	617,855
Johnson Controls, Inc.	45,549	1,798,730

		4,786,772

Automobiles 0.5%
Ford Motor Co.	274,121	3,862,365
General Motors Co.	99,592	3,387,124
Harley-Davidson, Inc.	13,493	612,447

		7,861,936

Banks 5.1%
Bank of America Corp.	732,283	12,324,323
BB&T Corp.	54,866	2,074,483
Citigroup, Inc.	209,505	10,841,884
Comerica, Inc.	12,429	519,905
Fifth Third Bancorp	55,863	1,122,846
Huntington Bancshares, Inc.	56,027	619,659
♦JPMorgan Chase & Co.	258,885	17,094,177

	Shares	Value
Banks (continued)
KeyCorp	58,749	$774,899
M&T Bank Corp.	11,252	1,363,517
People’s United Financial, Inc.	21,818	352,361
PNC Financial Services Group, Inc.	35,713	3,403,806
Regions Financial Corp.	91,810	881,376
SunTrust Banks, Inc.	35,840	1,535,386
U.S. Bancorp	115,634	4,934,103
♦Wells Fargo & Co.	326,890	17,769,740
Zions Bancorp.	14,366	392,192

		76,004,657

Beverages 1.9%
Brown-Forman Corp. Class B	7,148	709,653
Coca-Cola Co. (The)	275,268	11,825,513
Coca-Cola Enterprises, Inc.	14,684	723,040
Constellation Brands, Inc. Class A	12,177	1,734,492
Dr. Pepper Snapple Group, Inc.	13,284	1,238,069
Molson Coors Brewing Co. Class B	11,082	1,040,821
Monster Beverage Corp. (a)	10,550	1,571,528
PepsiCo., Inc.	102,457	10,237,504

		29,080,620

Biotechnology 3.1%
AbbVie, Inc.	114,968	6,810,704
Alexion Pharmaceuticals, Inc. (a)	15,846	3,022,625
Amgen, Inc.	53,050	8,611,607
Baxalta, Inc.	38,173	1,489,892
Biogen, Inc. (a)	15,676	4,802,343
Celgene Corp. (a)	55,253	6,617,099
Gilead Sciences, Inc.	101,355	10,256,112
Regeneron Pharmaceuticals, Inc. (a)	5,460	2,964,070
Vertex Pharmaceuticals, Inc. (a)	17,281	2,174,468

		46,748,920

Building Products 0.1%
Allegion PLC	6,745	444,630
Masco Corp.	23,663	669,663

		1,114,293

Capital Markets 1.8%
Affiliated Managers Group, Inc. (a)	3,800	607,088
Ameriprise Financial, Inc.	12,245	1,303,113
Bank of New York Mellon Corp. (The)	76,865	3,168,375
BlackRock, Inc.	8,881	3,024,158
Charles Schwab Corp. (The)	84,255	2,774,517
E*TRADE Financial Corp. (a)	20,599	610,554
Franklin Resources, Inc.	26,650	981,253
Goldman Sachs Group, Inc. (The)	27,897	5,027,876
Invesco, Ltd.	29,809	998,005
Legg Mason, Inc.	7,576	297,207

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2015, excluding short-term investments. May be subject to change daily.

M-418	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Morgan Stanley	106,212	$3,378,604
Northern Trust Corp.	15,285	1,101,896
State Street Corp.	28,376	1,883,032
T. Rowe Price Group, Inc.	17,659	1,262,442

		26,418,120

Chemicals 1.8%
Air Products & Chemicals, Inc.	13,635	1,774,050
Airgas, Inc.	4,561	630,878
CF Industries Holdings, Inc.	16,392	668,957
Dow Chemical Co. (The)	79,084	4,071,244
E.I. du Pont de Nemours & Co.	61,635	4,104,891
Eastman Chemical Co.	10,451	705,547
Ecolab, Inc.	18,691	2,137,877
FMC Corp.	9,397	367,705
International Flavors & Fragrances, Inc.	5,644	675,248
LyondellBasell Industries N.V. Class A	25,287	2,197,440
Monsanto Co.	30,933	3,047,519
Mosaic Co. (The)	23,584	650,683
PPG Industries, Inc.	18,937	1,871,354
Praxair, Inc.	20,033	2,051,379
Sherwin-Williams Co. (The)	5,565	1,444,674

		26,399,446

Commercial Services & Supplies 0.3%
ADT Corp. (The)	11,600	382,568
Cintas Corp.	6,150	559,958
Pitney Bowes, Inc.	13,858	286,168
Republic Services, Inc.	16,850	741,231
Stericycle, Inc. (a)	5,977	720,826
Tyco International PLC	29,731	948,122
Waste Management, Inc.	29,203	1,558,564

		5,197,437

Communications Equipment 1.2%
Cisco Systems, Inc.	356,988	9,694,009
F5 Networks, Inc. (a)	4,950	479,952
Harris Corp.	8,750	760,375
Juniper Networks, Inc.	24,965	689,034
Motorola Solutions, Inc.	11,300	773,485
QUALCOMM, Inc.	105,709	5,283,864

		17,680,719

Construction & Engineering 0.1%
Fluor Corp.	9,959	470,264
Jacobs Engineering Group, Inc. (a)	8,619	361,567
Quanta Services, Inc. (a)	11,235	227,509

		1,059,340

Construction Materials 0.1%
Martin Marietta Materials, Inc.	4,652	635,370
Vulcan Materials Co.	9,376	890,439

		1,525,809

	Shares	Value
Consumer Finance 0.7%
American Express Co.	58,837	$4,092,113
Capital One Financial Corp.	37,417	2,700,759
Discover Financial Services	30,064	1,612,032
Navient Corp.	25,480	291,746
Synchrony Financial (a)	58,641	1,783,273

		10,479,923

Containers & Packaging 0.2%
Avery Dennison Corp.	6,407	401,463
Ball Corp.	9,587	697,262
Owens-Illinois, Inc. (a)	11,311	197,038
Sealed Air Corp.	13,884	619,226
WestRock Co.	18,082	824,901

		2,739,890

Distributors 0.1%
Genuine Parts Co.	10,603	910,692

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	16,587	552,513

Diversified Financial Services 1.7%
♦Berkshire Hathaway, Inc. Class B (a)	131,754	17,396,798
CME Group, Inc.	23,787	2,155,102
Intercontinental Exchange, Inc.	8,349	2,139,515
Leucadia National Corp.	23,444	407,691
McGraw Hill Financial, Inc.	19,010	1,874,006
Moody’s Corp.	12,096	1,213,713
Nasdaq, Inc.	8,085	470,304

		25,657,129

Diversified Telecommunication Services 2.0%
AT&T, Inc.	432,655	14,887,658
CenturyLink, Inc.	38,610	971,428
Frontier Communications Corp.	82,157	383,673
Level 3 Communications, Inc. (a)	20,295	1,103,236
Verizon Communications, Inc.	286,154	13,226,038

		30,572,033

Electric Utilities 1.5%
American Electric Power Co., Inc.	34,518	2,011,364
Duke Energy Corp.	48,409	3,455,919
Edison International	22,913	1,356,679
Entergy Corp.	12,546	857,645
Eversource Energy	22,307	1,139,218
Exelon Corp.	64,671	1,795,914
FirstEnergy Corp.	29,751	943,999
NextEra Energy, Inc.	32,388	3,364,789
Pepco Holdings, Inc.	17,836	463,914
Pinnacle West Capital Corp.	7,796	502,686
PPL Corp.	47,245	1,612,472
Southern Co. (The)	63,923	2,990,957

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-419

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Xcel Energy, Inc.	35,691	$1,281,664

		21,777,220

Electrical Equipment 0.4%
AMETEK, Inc.	16,730	896,561
Eaton Corp. PLC	32,548	1,693,798
Emerson Electric Co.	46,033	2,201,758
Rockwell Automation, Inc.	9,284	952,631

		5,744,748

Electronic Equipment, Instruments & Components 0.3%
Amphenol Corp. Class A	21,679	1,132,294
Corning, Inc.	83,196	1,520,823
FLIR Systems, Inc.	9,715	272,700
TE Connectivity, Ltd.	27,168	1,755,325

		4,681,142

Energy Equipment & Services 0.9%
Baker Hughes, Inc.	30,669	1,415,374
Cameron International Corp. (a)	13,441	849,471
Diamond Offshore Drilling, Inc.	4,534	95,667
Ensco PLC Class A	16,564	254,920
FMC Technologies, Inc. (a)	16,033	465,117
Halliburton Co.	60,187	2,048,766
Helmerich & Payne, Inc.	7,580	405,909
National Oilwell Varco, Inc.	26,425	884,973
Schlumberger, Ltd.	88,690	6,186,128
Transocean, Ltd.	24,046	297,690

		12,904,015

Food & Staples Retailing 2.0%
Costco Wholesale Corp.	30,762	4,968,063
CVS Health Corp.	77,875	7,613,839
Kroger Co. (The)	68,459	2,863,640
Sysco Corp.	36,922	1,513,802
Wal-Mart Stores, Inc.	110,339	6,763,781
Walgreens Boots Alliance, Inc.	61,258	5,216,425
Whole Foods Market, Inc.	24,001	804,033

		29,743,583

Food Products 1.4%
Archer-Daniels-Midland Co.	41,967	1,539,350
Campbell Soup Co.	12,631	663,759
ConAgra Foods, Inc.	30,446	1,283,603
General Mills, Inc.	42,034	2,423,681
Hershey Co. (The)	10,105	902,073
Hormel Foods Corp.	9,487	750,232
J.M. Smucker Co. (The)	8,416	1,038,029
Kellogg Co.	17,945	1,296,885
Keurig Green Mountain, Inc.	8,169	735,047
Kraft Heinz Co. (The)	41,816	3,042,532
McCormick & Co., Inc.	8,178	699,710

	Shares	Value
Food Products (continued)
Mead Johnson Nutrition Co.	13,864	$1,094,563
Mondelez International, Inc. Class A	111,762	5,011,408
Tyson Foods, Inc. Class A	20,792	1,108,837

		21,589,709

Gas Utilities 0.0%‡
AGL Resources, Inc.	8,456	539,577

Health Care Equipment & Supplies 1.8%
Abbott Laboratories	104,909	4,711,463
Baxter International, Inc.	38,470	1,467,631
Becton Dickinson & Co.	14,821	2,283,768
Boston Scientific Corp. (a)	94,604	1,744,498
C.R. Bard, Inc.	5,196	984,330
DENTSPLY International, Inc.	9,836	598,521
Edwards Lifesciences Corp. (a)	15,170	1,198,127
Intuitive Surgical, Inc. (a)	2,628	1,435,308
Medtronic PLC	98,891	7,606,696
St. Jude Medical, Inc.	19,879	1,227,926
Stryker Corp.	22,212	2,064,383
Varian Medical Systems, Inc. (a)	6,814	550,571
Zimmer Biomet Holdings, Inc.	12,038	1,234,978

		27,108,200

Health Care Providers & Services 2.3%
Aetna, Inc.	24,523	2,651,427
AmerisourceBergen Corp.	13,739	1,424,872
Anthem, Inc.	18,360	2,560,118
Cardinal Health, Inc.	23,136	2,065,351
Cigna Corp.	18,116	2,650,914
DaVita HealthCare Partners, Inc. (a)	11,723	817,210
Express Scripts Holding Co. (a)	47,561	4,157,307
HCA Holdings, Inc. (a)	22,076	1,493,000
Henry Schein, Inc. (a)	5,832	922,564
Humana, Inc.	10,424	1,860,788
Laboratory Corporation of America Holdings (a)	7,117	879,946
McKesson Corp.	16,183	3,191,773
Patterson Cos., Inc.	5,874	265,564
Quest Diagnostics, Inc.	10,081	717,162
Tenet Healthcare Corp. (a)	7,009	212,373
UnitedHealth Group, Inc.	67,030	7,885,409
Universal Health Services, Inc. Class B	6,413	766,289

		34,522,067

Health Care Technology 0.1%
Cerner Corp. (a)	21,413	1,288,420

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	32,371	1,763,572
Chipotle Mexican Grill, Inc. (a)	2,193	1,052,311
Darden Restaurants, Inc.	8,111	516,184
Marriott International, Inc. Class A	13,562	909,197

M-420	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.	64,577	$7,629,127
Royal Caribbean Cruises, Ltd.	12,068	1,221,402
Starbucks Corp.	104,422	6,268,453
Starwood Hotels & Resorts Worldwide, Inc.	11,864	821,938
Wyndham Worldwide Corp.	8,165	593,187
Wynn Resorts, Ltd.	5,714	395,352
Yum! Brands, Inc.	30,328	2,215,460

		23,386,183

Household Durables 0.4%
D.R. Horton, Inc.	23,078	739,188
Garmin, Ltd.	8,299	308,474
Harman International Industries, Inc.	4,999	470,956
Leggett & Platt, Inc.	9,571	402,173
Lennar Corp. Class A	12,592	615,875
Mohawk Industries, Inc. (a)	4,471	846,763
Newell Rubbermaid, Inc.	18,784	827,999
PulteGroup, Inc.	22,344	398,170
Whirlpool Corp.	5,499	807,638

		5,417,236

Household Products 1.6%
Church & Dwight Co., Inc.	9,215	782,169
Clorox Co. (The)	9,079	1,151,490
Colgate-Palmolive Co.	63,078	4,202,256
Kimberly-Clark Corp.	25,528	3,249,714
Procter & Gamble Co. (The)	191,331	15,193,595

		24,579,224

Independent Power & Renewable Electricity Producers 0.0%‡
AES Corp.	47,321	452,862
NRG Energy, Inc.	22,095	260,058

		712,920

Industrial Conglomerates 2.2%
3M Co.	43,302	6,523,013
Danaher Corp.	41,929	3,894,366
♦General Electric Co.	663,742	20,675,563
Roper Technologies, Inc.	7,089	1,345,421

		32,438,363

Insurance 2.3%
ACE, Ltd.	22,799	2,664,063
Aflac, Inc.	30,011	1,797,659
Allstate Corp. (The)	27,238	1,691,207
American International Group, Inc.	86,996	5,391,142
Aon PLC	19,264	1,776,333
Assurant, Inc.	4,630	372,900
Chubb Corp. (The)	15,968	2,117,996
Cincinnati Financial Corp.	10,371	613,652
Hartford Financial Services Group, Inc. (The)	28,807	1,251,952

	Shares	Value
Insurance (continued)
Lincoln National Corp.	17,404	$874,725
Loews Corp.	19,687	755,981
Marsh & McLennan Cos., Inc.	36,686	2,034,239
MetLife, Inc.	78,178	3,768,961
Principal Financial Group, Inc.	19,147	861,232
Progressive Corp. (The)	41,106	1,307,171
Prudential Financial, Inc.	31,577	2,570,684
Torchmark Corp.	8,066	461,053
Travelers Cos., Inc. (The)	21,395	2,414,640
Unum Group	17,121	569,958
XL Group PLC	20,941	820,468

		34,116,016

Internet & Catalog Retail 1.9%
♦Amazon.com, Inc. (a)	27,033	18,271,334
Expedia, Inc.	8,276	1,028,707
Netflix, Inc. (a)	30,057	3,437,920
Priceline Group, Inc. (The) (a)	3,501	4,463,600
TripAdvisor, Inc. (a)	7,947	677,482

		27,879,043

Internet Software & Services 3.6%
Akamai Technologies, Inc. (a)	12,514	658,612
♦Alphabet, Inc. (Google)
Class A (a)	20,488	15,939,869
Class C (a)	20,897	15,858,316
eBay, Inc. (a)	77,684	2,134,756
Facebook, Inc. Class A (a)	159,676	16,711,690
VeriSign, Inc. (a)	6,901	602,871
Yahoo!, Inc. (a)	61,101	2,032,219

		53,938,333

IT Services 3.1%
Accenture PLC Class A	43,941	4,591,834
Alliance Data Systems Corp. (a)	4,300	1,189,251
Automatic Data Processing, Inc.	32,436	2,747,978
Cognizant Technology Solutions Corp. Class A (a)	42,764	2,566,695
CSRA, Inc.	9,684	290,520
Fidelity National Information Services, Inc.	19,511	1,182,367
Fiserv, Inc. (a)	16,073	1,470,037
International Business Machines Corp.	62,767	8,637,994
MasterCard, Inc. Class A	69,639	6,780,053
Paychex, Inc.	22,567	1,193,569
PayPal Holdings, Inc. (a)	78,186	2,830,333
Teradata Corp. (a)	9,354	247,133
Total System Services, Inc.	11,904	592,819
Visa, Inc. Class A	136,888	10,615,664
Western Union Co. (The)	35,535	636,432
Xerox Corp.	66,928	711,445

		46,284,124

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-421

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Leisure Products 0.1%
Hasbro, Inc.	7,888	$531,336
Mattel, Inc.	23,866	648,439

		1,179,775

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	23,307	974,465
Illumina, Inc. (a)	10,296	1,976,266
PerkinElmer, Inc.	7,872	421,703
Thermo Fisher Scientific, Inc.	28,068	3,981,446
Waters Corp. (a)	5,743	772,893

		8,126,773

Machinery 1.0%
Caterpillar, Inc.	40,947	2,782,758
Cummins, Inc.	11,552	1,016,692
Deere & Co.	21,925	1,672,220
Dover Corp.	10,898	668,156
Flowserve Corp.	9,204	387,304
Illinois Tool Works, Inc.	23,007	2,132,289
Ingersoll-Rand PLC	18,359	1,015,069
PACCAR, Inc.	24,858	1,178,269
Parker Hannifin Corp.	9,563	927,420
Pentair PLC	12,677	627,892
Snap-on, Inc.	4,084	700,120
Stanley Black & Decker, Inc.	10,530	1,123,867
Xylem, Inc.	12,614	460,411

		14,692,467

Media 2.6%
Cablevision Systems Corp. Class A	15,652	499,299
CBS Corp. Class B	30,501	1,437,512
Comcast Corp. Class A	171,728	9,690,611
Discovery Communications, Inc. Class A (a)	10,514	280,514
Discovery Communications, Inc. Class C (a)	18,143	457,566
Interpublic Group of Cos., Inc. (The)	28,577	665,273
News Corp. Class A	26,833	358,489
News Corp. Class B	7,581	105,831
Omnicom Group, Inc.	17,037	1,289,019
Scripps Networks Interactive, Inc. Class A	6,654	367,367
TEGNA, Inc.	15,591	397,882
Time Warner Cable, Inc.	19,917	3,696,396
Time Warner, Inc.	56,225	3,636,071
Twenty-First Century Fox, Inc. Class A	82,336	2,236,246
Twenty-First Century Fox, Inc. Class B	30,325	825,750
Viacom, Inc. Class B	24,415	1,004,921
Walt Disney Co. (The)	106,963	11,239,672

		38,188,419

	Shares	Value
Metals & Mining 0.2%
Alcoa, Inc.	92,138	$909,402
Freeport-McMoRan, Inc.	81,289	550,327
Newmont Mining Corp.	37,212	669,444
Nucor Corp.	22,478	905,863

		3,035,036

Multi-Utilities 1.0%
Ameren Corp.	17,064	737,677
CenterPoint Energy, Inc.	30,259	555,555
CMS Energy Corp.	19,486	703,055
Consolidated Edison, Inc.	20,619	1,325,183
Dominion Resources, Inc.	41,868	2,831,952
DTE Energy Co.	12,622	1,012,158
NiSource, Inc.	22,411	437,239
PG&E Corp.	34,492	1,834,629
Public Service Enterprise Group, Inc.	35,583	1,376,706
SCANA Corp.	10,051	607,985
Sempra Energy	16,583	1,558,968
TECO Energy, Inc.	16,543	440,871
WEC Energy Group, Inc.	22,201	1,139,133

		14,561,111

Multiline Retail 0.5%
Dollar General Corp.	20,461	1,470,532
Dollar Tree, Inc. (a)	16,513	1,275,134
Kohl’s Corp.	13,350	635,860
Macy’s, Inc.	22,109	773,373
Nordstrom, Inc.	9,569	476,632
Target Corp.	43,325	3,145,828

		7,777,359

Oil, Gas & Consumable Fuels 4.6%
Anadarko Petroleum Corp.	35,736	1,736,055
Apache Corp.	26,585	1,182,235
Cabot Oil & Gas Corp.	29,107	514,903
Chesapeake Energy Corp.	36,397	163,786
Chevron Corp.	132,359	11,907,016
Cimarex Energy Co.	6,650	594,377
Columbia Pipeline Group, Inc.	27,366	547,320
ConocoPhillips	86,829	4,054,046
CONSOL Energy, Inc.	16,109	127,261
Devon Energy Corp.	27,170	869,440
EOG Resources, Inc.	38,660	2,736,741
EQT Corp.	10,728	559,251
♦Exxon Mobil Corp.	292,769	22,821,343
Hess Corp.	16,901	819,360
Kinder Morgan, Inc.	128,688	1,920,025
Marathon Oil Corp.	47,630	599,662
Marathon Petroleum Corp.	37,483	1,943,119
Murphy Oil Corp.	11,372	255,301
Newfield Exploration Co. (a)	11,368	370,142
Noble Energy, Inc.	29,933	985,694

M-422	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	53,712	$3,631,468
ONEOK, Inc.	14,718	362,946
Phillips 66	33,389	2,731,220
Pioneer Natural Resources Co.	10,505	1,317,117
Range Resources Corp.	11,911	293,130
Southwestern Energy Co. (a)	27,036	192,226
Spectra Energy Corp.	47,219	1,130,423
Tesoro Corp.	8,467	892,168
Valero Energy Corp.	33,863	2,394,453
Williams Cos., Inc. (The)	47,983	1,233,163

		68,885,391

Paper & Forest Products 0.1%
International Paper Co.	29,155	1,099,143

Personal Products 0.1%
Estee Lauder Cos., Inc. (The) Class A	15,653	1,378,403

Pharmaceuticals 4.9%
Allergan PLC (a)	27,718	8,661,875
Bristol-Myers Squibb Co.	117,326	8,070,856
Eli Lilly & Co.	68,639	5,783,522
Endo International PLC (a)	14,640	896,261
♦Johnson & Johnson	194,592	19,988,490
Mallinckrodt PLC (a)	8,154	608,533
Merck & Co., Inc.	196,463	10,377,176
Mylan N.V. (a)	29,050	1,570,733
Perrigo Co. PLC	10,296	1,489,831
Pfizer, Inc.	434,132	14,013,781
Zoetis, Inc.	32,216	1,543,791

		73,004,849

Professional Services 0.2%
Dun & Bradstreet Corp. (The)	2,541	264,086
Equifax, Inc.	8,332	927,935
Nielsen Holdings PLC	25,603	1,193,100
Robert Half International, Inc.	9,331	439,863
Verisk Analytics, Inc. (a)	10,962	842,759

		3,667,743

Real Estate Investment Trusts 2.3%
American Tower Corp.	29,789	2,888,044
Apartment Investment & Management Co. Class A	11,001	440,370
AvalonBay Communities, Inc.	9,626	1,772,435
Boston Properties, Inc.	10,801	1,377,560
Crown Castle International Corp.	23,473	2,029,241
Equinix, Inc.	4,358	1,317,859
Equity Residential	25,618	2,090,173
Essex Property Trust, Inc.	4,644	1,111,820
General Growth Properties, Inc.	40,950	1,114,249

	Shares	Value
Real Estate Investment Trusts (continued)
HCP, Inc.	32,705	$1,250,639
Host Hotels & Resorts, Inc.	52,859	810,857
Iron Mountain, Inc.	13,513	364,986
Kimco Realty Corp.	29,067	769,113
Macerich Co. (The)	9,465	763,731
Plum Creek Timber Co., Inc.	12,209	582,613
ProLogis, Inc.	36,873	1,582,589
Public Storage	10,351	2,563,943
Realty Income Corp.	17,554	906,313
Simon Property Group, Inc.	21,760	4,231,014
SL Green Realty Corp.	7,012	792,216
Ventas, Inc.	23,418	1,321,478
Vornado Realty Trust	12,464	1,245,901
Welltower, Inc.	24,887	1,693,063
Weyerhaeuser Co.	35,898	1,076,222

		34,096,429

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. Class A (a)	20,446	707,023

Road & Rail 0.6%
CSX Corp.	68,565	1,779,262
J.B. Hunt Transport Services, Inc.	6,367	467,083
Kansas City Southern	7,675	573,092
Norfolk Southern Corp.	20,998	1,776,221
Ryder System, Inc.	3,757	213,510
Union Pacific Corp.	60,068	4,697,318

		9,506,486

Semiconductors & Semiconductor Equipment 2.1%
Analog Devices, Inc.	21,946	1,214,053
Applied Materials, Inc.	80,816	1,508,835
Avago Technologies, Ltd.	18,440	2,676,566
Broadcom Corp. Class A	39,454	2,281,230
First Solar, Inc. (a)	5,323	351,265
Intel Corp.	331,875	11,433,094
KLA-Tencor Corp.	10,967	760,561
Lam Research Corp.	11,139	884,659
Linear Technology Corp.	16,818	714,261
Microchip Technology, Inc.	14,285	664,824
Micron Technology, Inc. (a)	76,358	1,081,229
NVIDIA Corp.	35,944	1,184,714
Qorvo, Inc. (a)	9,940	505,946
Skyworks Solutions, Inc.	13,443	1,032,826
Texas Instruments, Inc.	71,341	3,910,200
Xilinx, Inc.	18,072	848,842

		31,053,105

Software 3.7%
Activision Blizzard, Inc.	35,481	1,373,470
Adobe Systems, Inc. (a)	35,079	3,295,321
Autodesk, Inc. (a)	15,908	969,274

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-423

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Software (continued)
CA, Inc.	21,907	$625,664
Citrix Systems, Inc. (a)	10,818	818,382
Electronic Arts, Inc. (a)	21,858	1,502,082
Intuit, Inc.	18,567	1,791,715
♦Microsoft Corp.	561,770	31,167,000
Oracle Corp.	225,158	8,225,022
Red Hat, Inc. (a)	12,856	1,064,605
Salesforce.com, Inc. (a)	43,896	3,441,446
Symantec Corp.	47,508	997,668

		55,271,649

Specialty Retail 2.2%
Advance Auto Parts, Inc.	5,151	775,277
AutoNation, Inc. (a)	5,368	320,255
AutoZone, Inc. (a)	2,144	1,590,655
Bed Bath & Beyond, Inc. (a)	11,737	566,310
Best Buy Co., Inc.	20,969	638,506
CarMax, Inc. (a)	14,251	769,126
GameStop Corp. Class A	7,419	208,029
Gap, Inc. (The)	16,111	397,942
Home Depot, Inc. (The)	89,167	11,792,336
L Brands, Inc.	17,913	1,716,424
Lowe’s Cos., Inc.	64,357	4,893,706
O’Reilly Automotive, Inc. (a)	6,937	1,757,975
Ross Stores, Inc.	28,483	1,532,670
Signet Jewelers, Ltd.	5,593	691,798
Staples, Inc.	45,264	428,650
Tiffany & Co.	7,845	598,495
TJX Cos., Inc. (The)	47,086	3,338,868
Tractor Supply Co.	9,447	807,718
Urban Outfitters, Inc. (a)	6,106	138,912

		32,963,652

Technology Hardware, Storage & Peripherals 3.4%
♦Apple, Inc. (b)	392,099	41,272,341
EMC Corp.	136,354	3,501,570
Hewlett Packard Enterprise Co.	126,465	1,922,268
HP, Inc.	127,041	1,504,165
NetApp, Inc.	20,560	545,457
SanDisk Corp.	14,114	1,072,523
Seagate Technology PLC	21,030	770,960
Western Digital Corp.	16,296	978,575

		51,567,859

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	19,517	638,791
Fossil Group, Inc. (a)	2,328	85,112
Hanesbrands, Inc.	27,556	810,973
Michael Kors Holdings, Ltd. (a)	12,944	518,537
NIKE, Inc. Class B	94,904	5,931,500
PVH Corp.	5,805	427,538

	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Ralph Lauren Corp.	4,136	$461,081
Under Armour, Inc. Class A (a)	12,667	1,021,087
VF Corp.	23,985	1,493,066

		11,387,685

Tobacco 1.4%
Altria Group, Inc.	137,890	8,026,577
Philip Morris International, Inc.	108,958	9,578,498
Reynolds American, Inc.	58,293	2,690,222

		20,295,297

Trading Companies & Distributors 0.1%
Fastenal Co.	20,374	831,667
United Rentals, Inc. (a)	6,528	473,541
W.W. Grainger, Inc.	4,063	823,123

		2,128,331

Total Common Stocks (Cost $503,831,802)		1,258,970,017	(c)

	Principal Amount
Short-Term Investments 15.8%
U.S. Government 15.8%
United States Treasury Bills 15.8%
0.00–0.097%, due 1/14/16 (d)	$45,700,000	45,699,272
0.000%–0.218%, due 3/3/16 (d)	180,500,000	180,467,510
0.014–0.162%, due 1/28/16 (b)(d)	10,000,000	9,999,542

Total Short-Term Investments (Cost $236,182,486)		236,166,324

Total Investments (Cost $740,014,288) (e)	100.0%	1,495,136,341
Other Assets, Less Liabilities	(0.0)‡	(476,574)
Net Assets	100.0%	$1,494,659,767

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(c)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 99.9% of net assets.

(d)	Interest rate shown represents yield to maturity.

M-424	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)	As of December 31, 2015, cost is $761,999,867 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$750,177,356
Gross unrealized depreciation	(17,040,882)

Net unrealized appreciation	$733,136,474

As of December 31, 2015, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount[2]	Unrealized Appreciation (Depreciation)[3]
Standard & Poor’s 500 Index Mini	2,297	March 2016	$233,765,690	$(2,960,944)
			$233,765,690	$(2,960,944)
1.	As of December 31, 2015, cash in the amount of $500,000 was on deposit with a broker for futures transactions.

2.	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 99.9% of net assets.

3.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2015.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,258,970,017	$—	$—	$1,258,970,017
Short-Term Investments
U.S. Government	—	236,166,324	—	236,166,324

Total Investments in Securities	$1,258,970,017	$236,166,324	$—	$1,495,136,341

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (b)	$(2,960,944)	$—	$—	$(2,960,944)

Total Other Financial Instruments	$(2,960,944)	$—	$—	$(2,960,944)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-425

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $740,014,288)	$1,495,136,341
Cash collateral on deposit at broker	500,000
Cash	115,084
Receivables:
Dividends and interest	1,689,400
Fund shares sold	441,357
Investment securities sold	21,564

Total assets	1,497,903,746

Liabilities
Payables:
Variation margin on futures contracts	2,207,708
Manager (See Note 3)	307,184
Fund shares redeemed	280,011
Investment securities purchased	202,177
NYLIFE Distributors (See Note 3)	101,979
Shareholder communication	89,705
Professional fees	34,535
Custodian	15,400
Trustees	1,881
Accrued expenses	3,399

Total liabilities	3,243,979

Net assets	$1,494,659,767

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,254
Additional paid-in capital	698,516,251

698,552,505
Undistributed net investment income	22,033,040
Accumulated net realized gain (loss) on investments and futures transactions	21,913,113
Net unrealized appreciation (depreciation) on investments and futures contracts	752,161,109

Net assets	$1,494,659,767

Initial Class
Net assets applicable to outstanding shares	$1,017,929,289

Shares of beneficial interest outstanding	24,650,229

Net asset value per share outstanding	$41.29

Service Class
Net assets applicable to outstanding shares	$476,730,478

Shares of beneficial interest outstanding	11,603,741

Net asset value per share outstanding	$41.08

M-426	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$27,300,527
Interest	2,946

Total income	27,303,473

Expenses
Manager (See Note 3)	3,414,025
Distribution and service—Service Class (See Note 3)	1,139,975
Shareholder communication	187,327
Professional fees	96,189
Custodian	52,024
Trustees	27,630
Miscellaneous	50,850

Total expenses	4,968,020

Net investment income (loss)	22,335,453

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	33,561,819
Futures transactions	11,144,760

Net realized gain (loss) on investments and futures transactions	44,706,579

Net change in unrealized appreciation (depreciation) on:
Investments	(42,889,435)
Futures contracts	(3,297,372)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(46,186,807)

Net realized and unrealized gain (loss) on investments and futures transactions	(1,480,228)

Net increase (decrease) in net assets resulting from operations	$20,855,225

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,010.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-427

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,335,453	$21,118,745
Net realized gain (loss) on investments and futures transactions	44,706,579	54,880,685
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(46,186,807)	100,805,716

Net increase (decrease) in net assets resulting from operations	20,855,225	176,805,146

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(14,846,785)	(13,922,963)
Service Class	(5,703,845)	(4,912,607)

	(20,550,630)	(18,835,570)

From net realized gain on investments:
Initial Class	(12,629,162)	—
Service Class	(5,645,048)	—

	(18,274,210)	—

Total dividends and distributions to shareholders	(38,824,840)	(18,835,570)

Capital share transactions:
Net proceeds from sale of shares	560,825,097	474,254,895
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	38,824,840	18,835,570
Cost of shares redeemed	(400,218,103)	(534,831,739)

Increase (decrease) in net assets derived from capital share transactions	199,431,834	(41,741,274)

Net increase (decrease) in net assets	181,462,219	116,228,302

Net Assets
Beginning of year	1,313,197,548	1,196,969,246

End of year	$1,494,659,767	$1,313,197,548

Undistributed net investment income at end of year	$22,033,040	$20,785,823

M-428	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$41.99	$37.58	$28.93	$25.42	$25.45

Net investment income (loss)	0.70 (a)	0.66 (a)	0.59 (a)	0.54	0.45 (a)
Net realized and unrealized gain (loss) on investments	(0.29)	4.34	8.61	3.45	(0.03)

Total from investment operations	0.41	5.00	9.20	3.99	0.42

Less dividends and distributions:
From net investment income	(0.60)	(0.59)	(0.55)	(0.48)	(0.45)
From net realized gain on investments	(0.51)	—	—	—	—

Total dividends and distributions	(1.11)	(0.59)	(0.55)	(0.48)	(0.45)

Net asset value at end of year	$41.29	$41.99	$37.58	$28.93	$25.42

Total investment return	1.10%	13.35%	32.01%	15.66%	1.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	1.68%	1.76%	1.93%	1.75%
Net expenses	0.27%	0.28%	0.28%	0.29%	0.29%
Expenses (before waiver/reimbursement)	0.27%	0.28%	0.30%	0.34%	0.34%
Portfolio turnover rate	3%	3%	8%	10%	4%
Net assets at end of year (in 000’s)	$1,017,929	$890,188	$853,187	$773,233	$644,141

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$41.79	$37.44	$28.84	$25.34	$25.36

Net investment income (loss)	0.60 (a)	0.56 (a)	0.51 (a)	0.47	0.39 (a)
Net realized and unrealized gain (loss) on investments	(0.28)	4.30	8.57	3.44	(0.03)

Total from investment operations	0.32	4.86	9.08	3.91	0.36

Less dividends and distributions:
From net investment income	(0.52)	(0.51)	(0.48)	(0.41)	(0.38)
From net realized gain on investments	(0.51)	—	—	—	—

Total dividends and distributions	(1.03)	(0.51)	(0.48)	(0.41)	(0.38)

Net asset value at end of year	$41.08	$41.79	$37.44	$28.84	$25.34

Total investment return	0.85%	13.06%	31.68%	15.37%	1.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	1.43%	1.52%	1.67%	1.50%
Net expenses	0.52%	0.53%	0.53%	0.54%	0.54%
Expenses (before waiver/reimbursement)	0.52%	0.53%	0.55%	0.59%	0.59%
Portfolio turnover rate	3%	3%	8%	10%	4%
Net assets at end of year (in 000’s)	$476,730	$423,009	$343,782	$248,084	$226,802

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-429

MainStay VP T. Rowe Price Equity Income Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–6.78%	9.33%	0.77%
Service Class Shares	–7.01	9.06	1.02

Benchmark Performance	One Year	Since Inception (2/17/12)
S&P 500® Index[3]	1.38%	13.47%
Average Lipper Variable Products Equity Income Portfolio[4]	–3.87	10.47

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Equity Income Portfolio is representative of portfolios that, by portfolio practice, seek relatively high current income and growth of income through investing 65% or more of their portfolio in equities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-430	MainStay VP T. Rowe Price Equity Income Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$948.40	$3.78	$1,021.30	$3.92

Service Class Shares	$1,000.00	$947.20	$5.01	$1,020.10	$5.19

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-431

Industry Composition as of December 31, 2015 (Unaudited)

Oil, Gas & Consumable Fuels	10.8%
Banks	10.2
Pharmaceuticals	7.7
Insurance	5.9
Capital Markets	5.6
Electric Utilities	5.0
Communications Equipment	3.6
Industrial Conglomerates	3.5
Media	3.5
Machinery	3.2
Semiconductors & Semiconductor Equipment	3.0
Diversified Telecommunication Services	2.8
Software	2.7
Aerospace & Defense	2.2
Real Estate Investment Trusts	2.0
Multi-Utilities	1.9
Food Products	1.8
Hotels, Restaurants & Leisure	1.7
Multiline Retail	1.5
Chemicals	1.4
Leisure Products	1.4
Consumer Finance	1.3
Electrical Equipment	1.2
Air Freight & Logistics	1.1
Health Care Providers & Services	1.1

Paper & Forest Products	1.1%
Beverages	1.0
Technology Hardware, Storage & Peripherals	1.0
Automobiles	0.9
Construction Materials	0.9
Metals & Mining	0.9
Auto Components	0.8
Food & Staples Retailing	0.8
Independent Power & Renewable Electricity Producers	0.8
Road & Rail	0.8
Commercial Services & Supplies	0.7
Biotechnology	0.6
Wireless Telecommunication Services	0.3
Airlines	0.2
Containers & Packaging	0.2
Electronic Equipment, Instruments & Components	0.2
Health Care Equipment & Supplies	0.2
Personal Products	0.2
Specialty Retail	0.2
IT Services	0.1
Distributors	0.0 ‡
Short-Term Investment	1.6
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page M-436 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	General Electric Co.

2.	JPMorgan Chase & Co.

3.	Exxon Mobil Corp.

4.	Microsoft Corp.

5.	Johnson & Johnson
6.	Pfizer, Inc.

7.	Boeing Co. (The)

8.	Bank of America Corp.

9.	MetLife, Inc.

10.	Verizon Communications, Inc.

M-432	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager John D. Linehan of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP T. Rowe Price Equity Income Portfolio returned –6.78% for Initial Class shares and –7.01% for Service Class shares. Over the same period, both share classes underperformed the 1.38% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark and a broad-based securities-market index. Both share classes underperformed the –3.87% return of the Average Lipper1 Variable Products Equity Income Portfolio for the 12 months ended December 31, 2015.

Were there any changes to the Portfolio during the reporting period?

Effective November 1, 2015, John D. Linehan replaced Brian C. Rogers as the Portfolio’s portfolio manager. For more information on this change, see the supplement dated June 6, 2014, to the Summary Prospectus and the Prospectus dated May 1, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio significantly underperformed the S&P 500® Index during the 12 months ended December 31, 2015. The Portfolio’s stock selection and sector weightings detracted from the Portfolio’s performance relative to the S&P 500® Index during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The industrials sector contributed to the Portfolio’s relative performance because of stock selection. The industrials sector posted negative absolute returns in the S&P 500® Index, but positive absolute returns in the Portfolio, which contributed positively to relative performance. (Contributions take weightings and total returns into account.) No other sectors made positive contributions to relative performance. Stock selection in materials was positive, but this was more than offset by an overweight position in the weak-performing sector.

During the reporting period, the consumer discretionary sector was the most substantial detractor from the Portfolio’s relative performance, primarily because of stock selection. The sector posted a negative return in the Portfolio. The energy sector also weighed on relative performance. The Portfolio held an overweight position relative to the S&P 500® Index in the energy sector, and stock selection also detracted. The sector posted negative returns in both the Index and the Portfolio. The information technology sector also detracted from the Portfolio’s relative performance because of an underweight position relative to the benchmark and stock selection. The sector posted a negative return in the Portfolio.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Industrial conglomerate General Electric performed well during the reporting period as the company executed its strategy to divest most of its GE Capital assets and concentrate on its industrial segments. We trimmed the Portfolio’s position on strength. Even so, we saw the potential for additional value because we believed that management’s focus on its core industrial business lowered the company’s risk profile and could lead to improved profitability. The company also generated significant cash flow and paid a solid dividend.

Shares of software company Microsoft traded higher during the reporting period. The advance was driven by solid results and improved sentiment regarding the company’s transformation to cloud computing with its Office 365 applications and Azure public cloud infrastructure/platform. We believed that the company could continue to benefit from its progress in the cloud computing space and added to the Portfolio’s position during the reporting period.

Shares of construction aggregates producer Vulcan Materials advanced during the reporting period. The company enjoyed robust volume growth and improving margins driven by lower diesel fuel prices. We believed that the company, the leading construction aggregates producer in the United States, could continue to benefit from increased demand on the back of better residential, nonresidential and infrastructure spending. We trimmed the Portfolio’s position during the reporting period, but we retained a meaningful stake in the company.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

M-433

Major detractors during the reporting period included coal and natural gas producer CONSOL Energy and oil & gas exploration & production companies Hess and Apache.

Shares of CONSOL Energy traded down during the reporting period. The decline was driven by weak commodity pricing and concerns over slowing growth in China, which has been one of the largest consumers of coal. We eliminated the Portfolio’s position in the company because we believed that there were other investment opportunities with better risk/return profiles.

Shares of Hess declined, driven by lower oil and natural gas prices. We continued to like the company because it had restructured into a pure-play exploration and production company by divesting its downstream assets in 2014. We believed that Hess had a strong balance sheet and an attractive portfolio of assets, including significant acreage in the Bakken shale. We added to the Portfolio’s position modestly during the reporting period.

Persistently low commodity prices have weighed on Apache and overshadowed management’s well-executed strategy of selling off underperforming non-core assets. We believed that the company had a strong balance sheet with attractive acreage in the Permian basin, and we believed that Apache could see improved long-term operational efficiencies by focusing on U.S. onshore oil and natural gas production. We continued to build the Portfolio’s position in Apache throughout the reporting period on weakness.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio established a position in investment bank Morgan Stanley, which we believed could benefit from rising interest rates. We also liked the firm’s diverse capital markets, trading and asset management businesses. The company has restructured to focus on its higher-margin, fee-based wealth- management division.

Foreign exchange headwinds and a weak U.S. television-advertising environment led media conglomerate Twenty-First Century Fox to reach attractive valuation levels during the reporting period. We established a position in the stock because we liked the company’s array of television assets, which has historically accounted for the majority of the company’s profits and includes exclusive sports programming and Fox News.
Another new position for the Portfolio was diversified financial services company Citigroup. The company was focused on improving execution in its core businesses and boosting operating efficiency. We believed that the company’s global footprint was attractive and offered a significant deferred-tax asset that could boost Citigroup’s capital ratio over time.

The Portfolio established a position in health insurer Anthem, which is in the process of acquiring Cigna in a deal that would, subject to regulatory approval, create the nation’s largest health insurer. We liked the strength of the company’s managed care business model and the possible benefits of a Cigna acquisition. Also to its credit, Anthem had increased dividends in recent years.

During the reporting period, significant sales in the Portfolio included regional bank U.S. Bancorp, major bank Wells Fargo, telecommunication service company AT&T and aerospace and defense company Honeywell International.

We reduced the Portfolio’s position in U.S. Bancorp on valuation concerns, as the stock had performed well because of accelerating loan growth and investor expectations for higher interest rates. During the reporting period, we found better value in other financial companies.

Wells Fargo is the nation’s fourth-largest bank, possesses a strong national footprint and offers a range of diversified financial products and services. Wells Fargo performed well in recent years, and we reduced the Portfolio’s position on strength and to manage the Portfolio’s risk/reward in light of the bank’s energy loan exposure.

Wireless operator AT&T has generated significant free cash flow and has paid a solid dividend, but the company is in a low-growth business that we believe could face significant headwinds from increased competition in the coming years. We sold shares of AT&T in favor of more compelling risk/reward opportunities.

The Portfolio eliminated its position in Honeywell International during the reporting period. Although the company continued to perform well in a challenging industrial environment, sales slowed, margins reached an all-time high, and weakening industrial macro trends convinced us that there were compelling risk/reward opportunities elsewhere.

M-434	MainStay VP T. Rowe Price Equity Income Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

At the beginning of the reporting period, the Portfolio’s most substantially overweight sectors relative to the S&P 500® Index were industrials, energy and financials. At the end of the reporting period, the financials sector was the largest overweight position in the Portfolio, followed by utilities and energy. The most substantial increases in relative overweighting in the Portfolio during the reporting period were in financials, health care and utilities.

The most substantially underweight position relative to the S&P 500® Index at the beginning of the reporting period was information technology, followed by health care and consumer staples. At the end of the reporting period, information technology remained the most substantially underweight position, followed by consumer staples and health care.

During the reporting period, the Portfolio increased the degree to which it was underweight in the consumer discretionary sector more than it did in any other sector.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio uses a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in lower Portfolio turnover relative to its peers. Changes to our sector positioning are a residual of our stock selection process.

As of December 31, 2015, the Portfolio was most substantially overweight relative to the S&P 500® Index in the financials, utilities and energy sectors. As of the same date, the Portfolio was most substantially underweight relative to the benchmark in information technology, consumer staples and health care.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-435

Portfolio of Investments December 31, 2015

	Principal Amount	Value
Corporate Bond 0.1%†
Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. 5.875%, due 5/15/23 (a)	$326,000	$290,955

Total Corporate Bond (Cost $267,563)		290,955

	Shares
Common Stocks 97.9%
Aerospace & Defense 2.2%
♦Boeing Co. (The)	105,800	15,297,622
United Technologies Corp.	16,300	1,565,941

		16,863,563

Air Freight & Logistics 1.1%
United Parcel Service, Inc. Class B	84,000	8,083,320

Airlines 0.2%
Southwest Airlines Co.	42,700	1,838,662

Auto Components 0.8%
Johnson Controls, Inc.	146,900	5,801,081

Automobiles 0.9%
Ford Motor Co.	76,500	1,077,885
General Motors Co.	167,408	5,693,546

		6,771,431

Banks 10.2%
♦Bank of America Corp.	796,300	13,401,729
Citigroup, Inc.	167,500	8,668,125
Fifth Third Bancorp	215,200	4,325,520
♦JPMorgan Chase & Co.	389,000	25,685,670
PNC Financial Services Group, Inc.	65,400	6,233,274
Royal Bank of Scotland Group PLC (b)	1,101,825	4,905,418
U.S. Bancorp	93,200	3,976,844
Wells Fargo & Co.	178,800	9,719,568

		76,916,148

Beverages 1.0%
PepsiCo., Inc.	77,700	7,763,784

Biotechnology 0.6%
Gilead Sciences, Inc.	42,700	4,320,813

Capital Markets 5.6%
Ameriprise Financial, Inc.	59,800	6,363,916
Bank of New York Mellon Corp. (The)	162,800	6,710,616
Morgan Stanley	331,700	10,551,377

	Shares	Value
Capital Markets (continued)
Northern Trust Corp.	145,200	$10,467,468
Och-Ziff Capital Management Group LLC Class A	65,500	408,065
State Street Corp.	118,900	7,890,204

		42,391,646

Chemicals 1.4%
E.I. du Pont de Nemours & Co.	160,300	10,675,980

Commercial Services & Supplies 0.7%
Tyco International PLC	162,100	5,169,369

Communications Equipment 3.6%
Cisco Systems, Inc.	324,700	8,817,228
Harris Corp.	108,300	9,411,270
QUALCOMM, Inc.	175,700	8,782,365

		27,010,863

Construction Materials 0.9%
Vulcan Materials Co.	73,900	7,018,283

Consumer Finance 1.3%
American Express Co.	135,900	9,451,845

Containers & Packaging 0.2%
WestRock Co.	26,098	1,190,591

Distributors 0.0%‡
Genuine Parts Co.	3,200	274,848

Diversified Telecommunication Services 2.8%
AT&T, Inc.	64,800	2,229,768
CenturyLink, Inc.	143,500	3,610,460
Telefonica S.A.	312,268	3,473,321
♦Verizon Communications, Inc.	258,975	11,969,824

		21,283,373

Electric Utilities 5.0%
Duke Energy Corp.	57,145	4,079,582
Edison International	91,400	5,411,794
Entergy Corp.	131,800	9,009,848
Exelon Corp.	67,200	1,866,144
FirstEnergy Corp.	281,200	8,922,476
Xcel Energy, Inc.	225,400	8,094,114

		37,383,958

Electrical Equipment 1.2%
Eaton Corp. PLC	5,784	300,999
Emerson Electric Co.	178,600	8,542,438

		8,843,437

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

M-436	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components 0.2%
TE Connectivity, Ltd.	23,500	$1,518,335

Food & Staples Retailing 0.8%
Wal-Mart Stores, Inc.	95,900	5,878,670

Food Products 1.8%
Archer-Daniels-Midland Co.	216,500	7,941,220
Kellogg Co.	59,700	4,314,519
McCormick & Co., Inc.	18,200	1,557,192

		13,812,931

Health Care Equipment & Supplies 0.2%
Becton Dickinson & Co.	11,900	1,833,671

Health Care Providers & Services 1.1%
Anthem, Inc.	58,208	8,116,523

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	128,200	6,984,336
Las Vegas Sands Corp.	126,600	5,550,144

		12,534,480

Independent Power & Renewable Electricity Producers 0.8%
AES Corp.	648,500	6,206,145

Industrial Conglomerates 3.5%
♦General Electric Co.	846,000	26,352,900

Insurance 5.9%
Chubb Corp. (The)	41,300	5,478,032
Loews Corp.	245,600	9,431,040
Marsh & McLennan Cos., Inc.	182,000	10,091,900
♦MetLife, Inc.	253,700	12,230,877
Sun Life Financial, Inc.	110,200	3,438,240
Willis Group Holdings PLC	37,200	1,806,804
XL Group PLC	55,500	2,174,490

		44,651,383

IT Services 0.1%
International Business Machines Corp.	6,500	894,530

Leisure Products 1.4%
Mattel, Inc.	382,100	10,381,657

Machinery 3.2%
Cummins, Inc.	26,000	2,288,260
Deere & Co.	88,100	6,719,387
Illinois Tool Works, Inc.	94,200	8,730,456
Pentair PLC	123,600	6,121,908

		23,860,011

	Shares	Value
Media 3.5%
Comcast Corp. Class A	106,600	$6,015,438
News Corp. Class A	290,300	3,878,408
Time Warner, Inc.	23,500	1,519,745
Twenty-First Century Fox, Inc. Class A	192,500	5,228,300
Twenty-First Century Fox, Inc. Class B	136,200	3,708,726
Viacom, Inc. Class B	29,200	1,201,872
Walt Disney Co. (The)	46,600	4,896,728

		26,449,217

Metals & Mining 0.9%
Nucor Corp.	177,200	7,141,160

Multi-Utilities 1.9%
NiSource, Inc.	377,500	7,365,025
PG&E Corp.	134,900	7,175,331

		14,540,356

Multiline Retail 1.5%
Kohl’s Corp.	155,000	7,382,650
Macy’s, Inc.	119,000	4,162,620

		11,545,270

Oil, Gas & Consumable Fuels 10.8%
Anadarko Petroleum Corp.	70,600	3,429,748
Apache Corp.	251,700	11,193,099
Canadian Natural Resources, Ltd.	257,300	5,616,859
Chevron Corp.	117,600	10,579,296
Columbia Pipeline Group, Inc.	275,300	5,506,000
♦Exxon Mobil Corp.	228,300	17,795,985
Hess Corp.	170,700	8,275,536
Occidental Petroleum Corp.	87,800	5,936,158
Royal Dutch Shell PLC Class A, Sponsored ADR	228,200	10,449,278
Total S.A.	59,877	2,685,168

		81,467,127

Paper & Forest Products 1.1%
International Paper Co.	221,600	8,354,320

Personal Products 0.2%
Avon Products, Inc.	352,900	1,429,245

Pharmaceuticals 7.6%
Bristol-Myers Squibb Co.	153,600	10,566,144
GlaxoSmithKline PLC	256,592	5,193,619
♦Johnson & Johnson	156,900	16,116,768
Merck & Co., Inc.	190,000	10,035,800
♦Pfizer, Inc.	488,300	15,762,324

		57,674,655

Real Estate Investment Trusts 2.0%
Digital Realty Trust, Inc.	55,200	4,174,224
Macerich Co. (The)	10,200	823,038

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-437

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (continued)
Rayonier, Inc.	165,800	$3,680,760
Weyerhaeuser Co.	218,800	6,559,624

		15,237,646

Road & Rail 0.8%
Canadian Pacific Railway, Ltd.	15,100	1,926,760
Union Pacific Corp.	48,200	3,769,240

		5,696,000

Semiconductors & Semiconductor Equipment 3.0%
Analog Devices, Inc.	105,100	5,814,132
Applied Materials, Inc.	511,500	9,549,705
Texas Instruments, Inc.	137,000	7,508,970

		22,872,807

Software 2.7%
CA, Inc.	117,800	3,364,368
♦Microsoft Corp.	311,000	17,254,280

		20,618,648

Specialty Retail 0.2%
Staples, Inc.	196,200	1,858,014

Technology Hardware, Storage & Peripherals 1.0%
EMC Corp.	224,400	5,762,592
Western Digital Corp.	29,300	1,759,465

		7,522,057

Wireless Telecommunication Services 0.3%
Vodafone Group PLC	583,681	1,901,622

Total Common Stocks (Cost $700,789,076)		739,402,375

	Principal Amount	Value
Short-Term Investment 1.6%
Repurchase Agreement 1.6%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $12,179,894 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 7/31/20, with a Principal Amount of $12,180,000 and a Market Value of $12,423,600)	$12,179,853	$12,179,853

Total Short-Term Investment (Cost $12,179,853)		12,179,853

Total Investments (Cost $713,236,492) (c)	99.6%	751,873,183
Other Assets, Less Liabilities	0.4	3,284,740
Net Assets	100.0%	$755,157,923

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)	As of December 31, 2015, cost was $714,338,454 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$91,199,645
Gross unrealized depreciation	(53,664,916)

Net unrealized appreciation	$37,534,729

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

M-438	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Corporate Bond	$—	$290,955	$—	$290,955
Common Stocks	739,402,375	—	—	739,402,375
Short-Term Investment
Repurchase Agreement	—	12,179,853	—	12,179,853

Total Investments in Securities	$739,402,375	$12,470,808	$—	$751,873,183

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

During the year ended December 31, 2015, foreign equity securities with a market value of $9,126,218 transferred from Level 2 to Level 1 as the price of these securities were based on quoted prices in active markets compared with the prior year prices that were fair valued by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-439

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $713,236,492)	$751,873,183
Cash	61,658
Cash denominated in foreign currencies (identified cost $11)	11
Receivables:
Investment securities sold	2,894,119
Dividends and interest	1,455,092
Fund shares sold	413,517
Other assets	4

Total assets	756,697,584

Liabilities
Payables:
Fund shares redeemed	542,932
Manager (See Note 3)	483,978
Investment securities purchased	359,184
NYLIFE Distributors (See Note 3)	60,379
Shareholder communication	48,056
Professional fees	30,206
Custodian	9,590
Trustees	980
Accrued expenses	4,356

Total liabilities	1,539,661

Net assets	$755,157,923

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$63,151
Additional paid-in capital	649,636,174

649,699,325
Undistributed net investment income	15,150,973
Accumulated net realized gain (loss) on investments and foreign currency transactions	51,674,338
Net unrealized appreciation (depreciation) on investments	38,636,691
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(3,404)

Net assets	$755,157,923

Initial Class
Net assets applicable to outstanding shares	$473,818,377

Shares of beneficial interest outstanding	39,574,894

Net asset value per share outstanding	$11.97

Service Class
Net assets applicable to outstanding shares	$281,339,546

Shares of beneficial interest outstanding	23,576,317

Net asset value per share outstanding	$11.93

M-440	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$21,397,066
Interest	3,005

Total income	21,400,071

Expenses
Manager (See Note 3)	5,946,177
Distribution and service—Service Class (See Note 3)	762,990
Shareholder communication	107,179
Professional fees	68,751
Custodian	30,813
Trustees	16,030
Miscellaneous	28,670

Total expenses	6,960,610

Net investment income (loss)	14,439,461

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	52,118,276
Foreign currency transactions	(13,413)

Net realized gain (loss) on investments and foreign currency transactions	52,104,863

Net change in unrealized appreciation (depreciation) on:
Investments	(123,521,539)
Translation of other assets and liabilities in foreign currencies	(2,092)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(123,523,631)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(71,418,768)

Net increase (decrease) in net assets resulting from operations	$(56,979,307)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $192,546.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-441

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,439,461	$14,081,653
Net realized gain (loss) on investments and foreign currency transactions	52,104,863	43,718,495
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(123,523,631)	1,460,845

Net increase (decrease) in net assets resulting from operations	(56,979,307)	59,260,993

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(8,961,163)	(7,034,240)
Service Class	(4,482,346)	(3,942,596)

	(13,443,509)	(10,976,836)

From net realized gain on investments:
Initial Class	(27,636,896)	(23,615,112)
Service Class	(16,269,485)	(15,577,603)

	(43,906,381)	(39,192,715)

Total dividends and distributions to shareholders	(57,349,890)	(50,169,551)

Capital share transactions:
Net proceeds from sale of shares	91,751,123	159,207,785
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	57,349,890	50,169,551
Cost of shares redeemed	(137,440,286)	(122,811,041)

Increase (decrease) in net assets derived from capital share transactions	11,660,727	86,566,295

Net increase (decrease) in net assets	(102,668,470)	95,657,737

Net Assets
Beginning of year	857,826,393	762,168,656

End of year	$755,157,923	$857,826,393

Undistributed net investment income at end of year	$15,150,973	$14,168,491

M-442	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,			February 17, 2012** through December 31,
	2015	2014	2013	2012
Net asset value at beginning of period	$13.90	$13.77	$10.79	$10.00

Net investment income (loss) (a)	0.25	0.26	0.21	0.19
Net realized and unrealized gain (loss) on investments	(1.21)	0.78	3.03	0.60
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	—	—

Total from investment operations	(0.96)	1.04	3.24	0.79

Less dividends and distributions:
From net investment income	(0.24)	(0.21)	(0.16)	—
From net realized gain on investments	(0.73)	(0.70)	(0.10)	—

Total dividends and distributions	(0.97)	(0.91)	(0.26)	—

Net asset value at end of period	$11.97	$13.90	$13.77	$10.79

Total investment return	(6.78%)	7.74%	30.36%	7.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90%	1.89%	1.72%	2.15	%††
Net expenses	0.77%	0.78%	0.78%	0.79	%††
Expenses (before waiver/reimbursement)	0.77%	0.79%	0.83%	0.84	%††
Portfolio turnover rate	42%	18%	20%	15%
Net assets at end of period (in 000’s)	$473,818	$534,825	$448,471	$374,322

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-443

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,			February 17, 2012** through December 31,
	2015	2014	2013	2012
Net asset value at beginning of period	$13.85	$13.73	$10.76	$10.00

Net investment income (loss) (a)	0.22	0.23	0.18	0.17
Net realized and unrealized gain (loss) on investments	(1.21)	0.77	3.03	0.59
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	—	—

Total from investment operations	(0.99)	1.00	3.21	0.76

Less dividends and distributions:
From net investment income	(0.20)	(0.18)	(0.14)	—
From net realized gain on investments	(0.73)	(0.70)	(0.10)	—

Total dividends and distributions	(0.93)	(0.88)	(0.24)	—

Net asset value at end of period	$11.93	$13.85	$13.73	$10.76

Total investment return	(7.01%)	7.47%	30.04%	7.60	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64%	1.64%	1.47%	1.85	%††
Net expenses	1.02%	1.03%	1.03%	1.04	%††
Expenses (before waiver/reimbursement)	1.02%	1.04%	1.08%	1.09	%††
Portfolio turnover rate	42%	18%	20%	15%
Net assets at end of period (in 000’s)	$281,340	$323,002	$313,698	$242,081

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-444	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Unconstrained Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Since Inception (4/29/11)	Gross Expense Ratio[1]
Initial Class Shares	–2.42%	3.30%	0.64%
Service Class Shares	–2.66	3.05	0.89

Benchmark Performance	One Year	Since Inception (4/29/11)
Barclays U.S. Aggregate Bond Index[2]	0.55%	3.11%
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	0.23	0.31
Morningstar Nontraditional Bond Category Average[2]	–1.41	1.01

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

M-445

Cost in Dollars of a $1,000 Investment in MainStay VP Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$966.60	$3.32	$1,021.80	$3.41

Service Class Shares	$1,000.00	$965.40	$4.56	$1,020.60	$4.69

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.67% for Initial Class and 0.92% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-446	MainStay VP Unconstrained Bond Portfolio

Portfolio Composition as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-451 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	Bank of America Corp.

2.	Verizon Communications, Inc., 3.00%–5.15%, due 11/1/21–11/1/24

3.	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.25%–5.50%, due 3/15/22–3/1/25

4.	Level 3 Financing, Inc., 3.50%, due 5/31/22

5.	Prestige Brands, Inc., 3.50%, due 9/3/21
6.	PQ Corp., 4.00%, due 8/7/17

7.	Realogy Corp., 3.75%, due 3/5/20

8.	Goldman Sachs Group, Inc. (The), 3.625%–6.75%, due 1/22/23–10/1/37

9.	Morgan Stanley, 4.875%–5.45%, due 11/1/22–7/29/49

10.	Ally Financial, Inc., 3.50%–8.00%, due 1/27/19–11/1/31

M-447

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Unconstrained Bond Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Unconstrained Bond Portfolio returned –2.42% for Initial Class shares and –2.66% for Service Class shares. Over the same period, both share classes underperformed the 0.55% return of the Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s primary benchmark and a broad-based security-market index. Both share classes underperformed the 0.23% return of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR1 Constant Maturity Index,1 which is a secondary benchmark of the Portfolio. Both share classes underperformed the –1.41% return of the Morningstar Nontraditional Bond Category Average1 for the 12 months ended December 31, 2015.

Were there any changes to the Portfolio during the reporting period?

During the reporting period, MacKay Shields announced that effective September 2016, Taylor Wagenseil will no longer serve as a portfolio manager of the Portfolio. Dan Roberts, Louis Cohen and Michael Kimble will continue to manage the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

Throughout the reporting period, the Portfolio maintained long positions in credit, including high-yield bonds and bank loans, combined with a short duration2 posture and a yield-curve3 flattening bias. An overweight position relative to the Barclays U.S. Aggregate Bond Index in high-yield bonds lagged as the asset class underperformed most high-grade indices. What’s more, hard-asset industries such as energy and metals & mining underperformed, and the Portfolio’s overweight positions in these industries hurt relative performance. Although the Portfolio was not overweight among higher-quality financials and shorter-duration bonds, the positions the Portfolio held in these securities performed well, which helped relative performance. During the reporting period, the Portfolio continued to trim its exposure to weaker credit profiles when we believed that such reductions were necessary.

Toward the end of the reporting period, the shorter-duration positioning of the Portfolio helped offset some of the effects from its higher-beta4 credit allocation. The two-year U.S. Treasury note rose 41 basis points during the fourth quarter of 2015 as the markets quickly priced in the probability of a Federal Reserve increase in the target federal funds range. (A basis point is one hundredth of a percentage point.) The yield curve flattened as yields on longer-maturity bonds rose less than yields on shorter-maturity securities.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

In order to reduce the Portfolio’s duration, we maintained a sizeable short position in two-year U.S. Treasury securities through the use of U.S. Treasury futures and interest-rate swaps. These positions, which were used to hedge duration, though a positive contributor in the fourth quarter of the year as rates rose dramatically, had a negative impact on performance for the entire reporting period.

What was the Portfolio’s duration strategy during the reporting period?

In order to reduce the Portfolio’s duration and minimize the Portfolio’s sensitivity to a move in interest rates, we maintained a sizeable short position in two-year U.S. Treasury securities through the use of U.S. Treasury futures and interest-rate swaps. At the end of the reporting period, the Portfolio’s duration was just longer than one year.

What specific factors, risks, or market forces prompted significant decisions for the Portfolio during the reporting period?

Throughout the reporting period, there were many events that had to be considered regarding positioning the Portfolio. Among these were inconsistent economic data, global central bank monetary policy, volatility in energy prices, China’s slowing economy and a flattening yield curve. Even so, we

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

M-448	MainStay VP Unconstrained Bond Portfolio

believed that corporate bonds (both investment grade and high yield) warranted an overweight position relative to government-related securities, as the low interest-rate environment sparked healthy demand for higher-yielding products. In addition, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In turn, strengthening credit fundamentals supported the narrowing of spreads. (The spread to U.S. Treasury securities is a measure of the compensation required to assume credit risk.) In our opinion, narrower spreads were also supported by a favorable supply/demand balance for corporate debt.

As a result, we did not make any major shifts in the Portfolio’s positioning during the reporting period. We continued to favor a credit bias in the Portfolio. During the reporting period, we did reduce the Portfolio’s position in emerging-market debt because of idiosyncratic risks that had bubbled up in that sector.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

The Portfolio’s position in loans held up well in a volatile market. The Portfolio’s position in high-yield corporate bonds detracted from the Portfolio’s performance because of wider spreads relative to comparable-duration U.S. Treasury securities. The position’s yield advantage was insufficient to overcome the spread-widening effect. Within the Portfolio’s high-yield bond position, the energy sector was the biggest detractor. The outlook for companies involved in the exploration/production of gas and oil was clouded by an unfavorable supply/demand imbalance that led to price declines. In the Portfolio, Basic Energy Services, Chesapeake Energy and Samson Investment were among these weak performers. Some positions within the basic industry sector were negatively affected by lower commodity prices.

Positive contributors within the high-yield sector were homebuilders and related entities, such as KB Homes and Building Materials Corporation, which benefited from an upturn in housing. Within the investment-grade portion of the Portfolio, lower interest rates enabled banks to preserve margins and profitability. Companies in the Portfolio that benefited include Goldman Sachs, JPMorgan Chase, Bank of America and Morgan Stanley.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased bonds of pipeline company Targa Resources Partners. Targa’s bonds became less expensive as energy prices fell. The company has minimal exposure to oil and gas prices because it makes its money on the transfer of oil and gas through its network of pipelines.

We sold positions in pipeline company Energy Transfer Partners and insurance company Liberty Mutual. Energy Transfer’s partnership is being liquidated, so we sold the bonds on a relative-value trade to buy the bonds of Targa Resources Partners. With the prospect of the Liberty Mutual bonds not being called in 2017 as we had previously anticipated, we sold the bonds on the belief that the duration would lengthen, which could increase volatility as the call becomes less likely.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, we reduced the Portfolio’s positon in emerging-market corporate bonds. Even with the recent performance improvement in emerging markets, elevated idiosyncratic risks and weak commodity prices remained overriding concerns.

Though we selectively increased the Portfolio’s position in domestic high-yield corporate bonds, we pared back exposure to companies with weaker credit profiles while selectively participating in the new-issue market. We also moderately increased the Portfolio’s exposure to investment-grade credits.

How was the Portfolio positioned at the end of the reporting period?

Despite increased volatility in the markets, our baseline view on Federal Reserve policy, economic fundamentals and valuations in the credit markets has not changed. We believe that economic growth will continue to be moderate while the Federal Reserve remains highly accommodative (though the Federal Reserve has begun to raise the target federal fund range, it remains at historically low levels). Our central belief is that monetary policy plays a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates.

As of December 31, 2015, the Portfolio maintained an overweight position relative to the Barclays U.S. Aggregate Bond Index in spread product, specifically

M-449

in high-yield bonds. The increased volatility experienced in the second half of the reporting period created a wider disparity between spreads and defaults, increasing our conviction in the Portfolio’s overweight position in high-yield securities. As of the same date, the Portfolio held underweight positions relative to the benchmark in sectors that are more interest-rate sensitive, such as U.S. Treasury securities and agency securities. As of December 31, 2015, the Portfolio’s duration was well below that of the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-450	MainStay VP Unconstrained Bond Portfolio

Portfolio of Investments December 31, 2015

	Principal Amount	Value
Long-Term Bonds 82.7%† Asset-Backed Securities 0.2%
Home Equity 0.1%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.281%, due 10/25/36 (a)	$63,280	$60,122
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.291%, due 5/25/37 (a)	34,034	24,077
First NLC Trust Series 2007-1, Class A1 0.291%, due 8/25/37 (a)(b)	89,558	45,180
GSAA Home Equity Trust Series 2006-14, Class A1 0.271%, due 9/25/36 (a)	192,648	95,159
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.351%, due 4/25/37 (a)	23,494	22,717
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.321%, due 4/25/37 (a)	6,066	5,245
JPMorgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.321%, due 3/25/47 (a)	34,158	20,741
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 0.271%, due 11/25/36 (a)	23,448	10,633
Morgan Stanley ABS Capital I Trust
Series 2006-HE6, Class A2B 0.321%, due 9/25/36 (a)	82,191	37,107
Series 2006-HE8, Class A2B 0.321%, due 10/25/36 (a)	42,758	23,433
Series 2007-HE4, Class A2A 0.331%, due 2/25/37 (a)	22,109	10,029
Series 2007-NC2, Class A2FP 0.371%, due 2/25/37 (a)	84,439	46,428
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37	203,797	102,923
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.311%, due 5/25/37 (a)	101,930	59,976
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.301%, due 6/25/37 (a)	87,573	52,565
Series 2006-EQ2, Class A2 0.331%, due 1/25/37 (a)	55,571	37,692

	Principal Amount	Value
Home Equity (continued)
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.331%, due 9/25/37 (a)	$573,249	$252,562

		906,589

Student Loans 0.1%
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.713%, due 5/25/29 (a)	252,741	243,244

Total Asset-Backed Securities (Cost $1,533,618)		1,149,833

Convertible Bonds 1.0%
Airlines 0.1%
AirTran Holdings, Inc. 5.25%, due 11/1/16	250,000	738,281

Biotechnology 0.1%
Gilead Sciences, Inc. 1.625%, due 5/1/16	90,000	402,300

Commercial Services 0.0%‡
Live Nation Entertainment, Inc. 2.50%, due 5/15/19	240,000	245,250

Health Care—Products 0.2%
Danaher Corp. (zero coupon), due 1/22/21	266,000	717,369
Teleflex, Inc. 3.875%, due 8/1/17	322,000	688,677

		1,406,046

Health Care—Services 0.0%‡
Anthem, Inc. 2.75%, due 10/15/42	160,000	306,200

Internet 0.1%
Priceline Group, Inc. (The) 1.00%, due 3/15/18	305,000	435,197
Yahoo!, Inc. (zero coupon), due 12/1/18	275,000	268,812

		704,009

Leisure Time 0.4%
Jarden Corp. 1.125%, due 3/15/34	2,500,000	3,079,687
1.875%, due 9/15/18	310,000	565,169

		3,644,856

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-451

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Oil & Gas Services 0.0%‡
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	$381,000	$302,181

Pharmaceuticals 0.1%
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	295,000	462,044

Real Estate Investment Trusts 0.0%‡
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (b)	250,000	357,344

Software 0.0%‡
Salesforce.com, Inc. 0.25%, due 4/1/18	190,000	244,863

Total Convertible Bonds (Cost $6,478,781)		8,813,374

Corporate Bonds 65.2%
Advertising 0.4%
Lamar Media Corp.
5.00%, due 5/1/23	900,000	911,250
5.375%, due 1/15/24	2,925,000	3,012,750

		3,924,000

Aerospace & Defense 1.2%
KLX, Inc. 5.875%, due 12/1/22 (b)	3,685,000	3,500,750
Orbital ATK, Inc. 5.50%, due 10/1/23 (b)	2,045,000	2,075,675
TransDigm, Inc.
6.00%, due 7/15/22	3,450,000	3,372,375
7.50%, due 7/15/21	300,000	310,500
Triumph Group, Inc. 4.875%, due 4/1/21	1,975,000	1,591,109

		10,850,409

Agriculture 0.5%
Bunge, Ltd. Finance Corp. 3.50%, due 11/24/20	4,435,000	4,410,310

Airlines 0.9%
American Airlines Pass-Through Trust 4.00%, due 3/22/29	1,000,000	997,500
Continental Airlines, Inc.
Series 2007-1, Class A 5.983%, due 10/19/23	659,969	728,804
Series 2003-ERJ1 7.875%, due 1/2/20	172,824	179,737

	Principal Amount	Value
Airlines (continued)
Continental Airlines, Inc. (continued)
Series 2004-ERJ1 9.558%, due 3/1/21	$13,862	$14,832
Series 2005-ERJ1 9.798%, due 10/1/22	497,503	544,766
Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	221,558	234,851
Series 2010-1 Class A Pass Through Trust 6.20%, due 1/2/20	57,887	62,012
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	66,779	74,412
U.S. Airways Group, Inc. Series 2012-1 Class A, Pass Through Trust 5.90%, due 4/1/26	1,560,485	1,724,336
Series 2010-1 Class A, Pass Through Trust 6.25%, due 10/22/24	1,170,650	1,311,128
United Airlines, Inc. Series 2014-2 Class B, Pass Through Trust 4.625%, due 3/3/24	1,750,000	1,754,375
Series 2009-2, Class A 9.75%, due 7/15/18	72,958	76,971

		7,703,724

Auto Manufacturers 1.1%
Ford Holdings LLC 9.30%, due 3/1/30	215,000	294,533
Ford Motor Co. 6.625%, due 10/1/28	51,000	58,885
7.45%, due 7/16/31	614,000	757,684
8.90%, due 1/15/32	135,000	169,609
9.98%, due 2/15/47	133,000	184,586
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	1,584,000	1,865,607
General Motors Financial Co., Inc. 3.45%, due 4/10/22	4,000,000	3,837,036
Navistar International Corp. 8.25%, due 11/1/21	3,215,000	2,137,975

		9,305,915

Auto Parts & Equipment 1.6%
Dana Holding Corp. 5.375%, due 9/15/21	3,950,000	3,920,375
MPG Holdco I, Inc. 7.375%, due 10/15/22	3,335,000	3,368,350

M-452	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Schaeffler Finance B.V. 4.75%, due 5/15/21 (b)		$2,000,000	$2,010,000
4.75%, due 5/15/23 (b)		1,370,000	1,342,600
ZF North America Capital, Inc. 4.50%, due 4/29/22 (b)		3,380,000	3,303,950

			13,945,275

Banks 6.4%
♦Bank of America Corp. 1.391%, due 5/6/19 (a)	EUR	1,000,000	1,092,726
5.125%, due 12/29/49 (a)		$3,385,000	3,224,212
5.625%, due 7/1/20		1,390,000	1,543,969
6.11%, due 1/29/37		1,203,000	1,365,044
7.625%, due 6/1/19		95,000	110,040
8.57%, due 11/15/24		455,000	571,060
Barclays Bank PLC 5.14%, due 10/14/20		2,463,000	2,672,848
Capital One Financial Corp. 5.55%, due 12/29/49 (a)(c)		4,990,000	4,965,050
CIT Group, Inc. 3.875%, due 2/19/19		810,000	805,950
4.25%, due 8/15/17		3,700,000	3,783,250
Citigroup, Inc. 6.30%, due 12/29/49 (a)		4,290,000	4,182,750
Citizens Financial Group, Inc. 4.15%, due 9/28/22 (b)		1,450,000	1,454,160
Discover Bank 7.00%, due 4/15/20		1,055,000	1,201,205
8.70%, due 11/18/19		420,000	496,873
♦Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23		2,813,000	2,844,942
6.75%, due 10/1/37		2,830,000	3,308,089
HSBC Holdings PLC 6.375%, due 12/29/49 (a)		955,000	943,062
JPMorgan Chase & Co. 6.125%, due 12/29/49 (a)		2,660,000	2,689,925
Mellon Capital III 6.369%, due 9/5/66 (a)	GBP	1,400,000	2,084,519
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (b)		$2,000,000	2,058,796
♦Morgan Stanley 4.875%, due 11/1/22		1,931,000	2,049,278
5.00%, due 11/24/25		1,450,000	1,539,245
5.45%, due 7/29/49 (a)		2,600,000	2,538,250
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24		3,194,000	3,236,017
6.125%, due 12/15/22		970,000	1,056,037
Wells Fargo & Co. 5.90%, due 12/29/49 (a)		4,100,000	4,135,875

			55,953,172

	Principal Amount		Value
Beverages 0.2%
Constellation Brands, Inc. 4.25%, due 5/1/23		$2,100,000	$2,100,000

Biotechnology 0.4%
Biogen, Inc. 3.625%, due 9/15/22		3,560,000	3,599,431

Building Materials 1.9%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17		1,252,000	863,880
Building Materials Corporation of America 5.375%, due 11/15/24 (b)		3,430,000	3,421,425
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25 (c)		4,630,000	4,580,195
Masco Corp. 7.125%, due 3/15/20		1,100,000	1,270,500
Masonite International Corp. 5.625%, due 3/15/23 (b)		4,000,000	4,130,000
USG Corp. 5.50%, due 3/1/25 (b)		320,000	324,800
5.875%, due 11/1/21 (b)		1,451,000	1,509,040
6.30%, due 11/15/16		280,000	289,268
9.75%, due 1/15/18		582,000	647,475

			17,036,583

Chemicals 0.9%
Ashland, Inc. 4.75%, due 8/15/22		3,925,000	3,817,062
Dow Chemical Co. (The) 8.55%, due 5/15/19		530,000	624,684
Hexion, Inc. 6.625%, due 4/15/20		985,000	765,838
8.875%, due 2/1/18		690,000	486,450
Huntsman International LLC 5.125%, due 11/15/22 (b)		925,000	832,500
W.R. Grace & Co. 5.125%, due 10/1/21 (b)		1,725,000	1,742,250

			8,268,784

Commercial Services 2.2%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, due 6/1/22 (b)		2,014,000	1,988,825
5.50%, due 4/1/23		3,445,000	3,453,612
Hertz Corp. (The) 6.25%, due 10/15/22		2,245,000	2,323,575
7.375%, due 1/15/21		1,570,000	1,628,875
Iron Mountain Europe PLC 6.125%, due 9/15/22 (b)	GBP	1,625,000	2,465,047

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-453

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Commercial Services (continued)
Service Corp. International 5.375%, due 1/15/22		$3,699,000	$3,856,207
United Rentals North America, Inc. 4.625%, due 7/15/23		1,350,000	1,346,625
5.75%, due 11/15/24		1,000,000	990,000
6.125%, due 6/15/23		1,489,000	1,522,503

			19,575,269

Computers 0.5%
NCR Corp. 5.00%, due 7/15/22		3,545,000	3,438,650
6.375%, due 12/15/23		1,300,000	1,280,500

			4,719,150

Cosmetics & Personal Care 0.2%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (b)		1,900,000	1,976,000

Diversified Financial Services 0.2%
GE Capital Trust I 6.375%, due 11/15/67 (a)		475,000	493,703
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	EUR	277,000	303,364
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (a)	GBP	185,000	280,841
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)		$560,000	555,956

			1,633,864

Electric 1.6%
Calpine Corp. 5.75%, due 1/15/25		4,300,000	3,794,750
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (b)		1,494,000	1,666,108
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)		3,160,000	3,182,221
Great Plains Energy, Inc. 4.85%, due 6/1/21		1,455,000	1,562,645
5.292%, due 6/15/22 (d)		795,000	869,368
Puget Energy, Inc. 5.625%, due 7/15/22		585,000	648,987
WEC Energy Group, Inc. 6.25%, due 5/15/67 (a)		2,689,000	2,003,305

			13,727,384

Engineering & Construction 0.1%
MasTec, Inc. 4.875%, due 3/15/23		1,190,000	1,029,350

	Principal Amount	Value
Entertainment 1.3%
International Game Technology PLC 6.25%, due 2/15/22 (b)	$800,000	$748,000
Isle of Capri Casinos, Inc. 5.875%, due 3/15/21	422,000	430,440
8.875%, due 6/15/20	2,750,000	2,887,500
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	1,321,000	1,317,697
Pinnacle Entertainment, Inc. 7.75%, due 4/1/22	3,000,000	3,260,625
8.75%, due 5/15/20	975,000	1,015,219
Scientific Games International, Inc. 7.00%, due 1/1/22 (b)	185,000	176,675
10.00%, due 12/1/22	1,925,000	1,366,750

		11,202,906

Finance—Auto Loans 0.7%
♦Ally Financial, Inc.
3.50%, due 1/27/19	3,175,000	3,131,344
8.00%, due 11/1/31	2,565,000	2,962,575

		6,093,919

Finance—Consumer Loans 1.5%
Navient Corp. 5.00%, due 10/26/20	510,000	447,525
7.25%, due 1/25/22	625,000	584,375
8.00%, due 3/25/20	2,548,000	2,517,424
8.45%, due 6/15/18	250,000	263,125
OneMain Financial Holdings, Inc. 7.25%, due 12/15/21 (b)	4,665,000	4,676,663
Springleaf Finance Corp. 5.25%, due 12/15/19	1,140,000	1,083,000
6.00%, due 6/1/20	2,050,000	1,947,500
7.75%, due 10/1/21	1,940,000	1,910,900

		13,430,512

Finance—Credit Card 0.3%
American Express Co. 6.80%, due 9/1/66 (a)	2,267,000	2,284,003
Discover Financial Services 3.85%, due 11/21/22	300,000	297,263

		2,581,266

Finance—Investment Banker/Broker 0.2%
Jefferies Group LLC 5.125%, due 1/20/23	552,000	547,652
6.45%, due 6/8/27	750,000	792,642

		1,340,294

Finance—Other Services 0.5%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	1,310,000	1,280,525
6.00%, due 8/1/20	2,670,000	2,692,428

		3,972,953

M-454	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Food 1.4%
Kerry Group Financial Services 3.20%, due 4/9/23 (b)	$2,151,000	$2,068,612
Kraft Heinz Foods Co. 4.875%, due 2/15/25 (b)	2,252,000	2,393,820
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (b)	2,705,000	2,630,613
Smithfield Foods, Inc. 6.625%, due 8/15/22	490,000	508,375
7.75%, due 7/1/17	794,000	847,595
Whole Foods Market, Inc. 5.20%, due 12/3/25 (b)	4,210,000	4,203,769

		12,652,784

Food Services 0.3%
Aramark Services, Inc. 5.75%, due 3/15/20	2,575,000	2,663,516

Forest Products & Paper 0.4%
Domtar Corp. 10.75%, due 6/1/17	201,000	223,658
Georgia-Pacific LLC 8.00%, due 1/15/24	2,180,000	2,756,852
International Paper Co. 7.30%, due 11/15/39	157,000	178,949

		3,159,459

Gas 0.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	1,360,000	1,305,600
6.50%, due 5/20/21	168,000	158,760

		1,464,360

Hand & Machine Tools 0.1%
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (b)	750,000	699,375

Health Care—Products 1.6%
Alere, Inc. 6.50%, due 6/15/20	2,868,000	2,753,280
7.25%, due 7/1/18	1,000,000	1,022,500
Hologic, Inc. 5.25%, due 7/15/22 (b)	3,840,000	3,916,800
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	1,635,000	1,594,125
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	1,190,000	1,053,150
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 4.875%, due 4/15/20 (b)	425,000	409,063
5.75%, due 8/1/22 (b)	2,680,000	2,572,800

	Principal Amount	Value
Health Care—Products (continued)
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	$1,190,000	$1,175,044

		14,496,762

Health Care—Services 2.0%
CHS / Community Health Systems, Inc. 5.125%, due 8/1/21	3,825,000	3,805,875
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	2,525,000	2,600,750
HCA, Inc. 5.00%, due 3/15/24	3,450,000	3,441,375
5.875%, due 3/15/22	1,000,000	1,055,000
7.50%, due 2/15/22	1,350,000	1,495,125
Tenet Healthcare Corp. 4.012%, due 6/15/20 (a)(b)	3,250,000	3,168,750
6.00%, due 10/1/20	1,545,000	1,626,112

		17,192,987

Home Builders 3.8%
Beazer Homes USA, Inc. 5.75%, due 6/15/19	1,114,000	1,024,880
7.25%, due 2/1/23	1,250,000	1,100,000
8.125%, due 6/15/16	186,000	188,790
CalAtlantic Group, Inc. 6.25%, due 12/15/21	1,150,000	1,227,625
8.375%, due 5/15/18	885,000	987,660
8.375%, due 1/15/21	1,100,000	1,276,000
D.R. Horton, Inc. 3.75%, due 3/1/19	3,350,000	3,350,000
K Hovnanian Enterprises, Inc. 7.00%, due 1/15/19 (b)	1,365,000	914,550
7.25%, due 10/15/20 (b)	3,265,000	2,807,900
KB Home 7.50%, due 9/15/22	820,000	815,900
8.00%, due 3/15/20	1,925,000	2,086,219
Lennar Corp. 4.50%, due 6/15/19	2,125,000	2,160,859
4.50%, due 11/15/19	1,300,000	1,321,938
6.95%, due 6/1/18	46,000	49,450
MDC Holdings, Inc. 5.50%, due 1/15/24	2,425,000	2,449,250
5.625%, due 2/1/20	1,072,000	1,098,800
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (b)	4,495,000	4,607,375
Toll Brothers Finance Corp. 5.875%, due 2/15/22	1,340,000	1,407,000
TRI Pointe Holdings, Inc. 4.375%, due 6/15/19 (c)	4,230,000	4,134,825

		33,009,021

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-455

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Household Products & Wares 0.3%
Spectrum Brands, Inc. 5.75%, due 7/15/25 (b)	$1,265,000	$1,296,625
6.375%, due 11/15/20	1,028,000	1,092,250

		2,388,875

Insurance 3.3%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	3,047,000	3,351,700
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	2,495,000	2,396,023
Genworth Holdings, Inc. 4.90%, due 8/15/23	1,835,000	1,220,275
6.15%, due 11/15/66 (a)	1,350,000	364,500
7.20%, due 2/15/21	450,000	374,954
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (b)	102,000	116,280
10.75%, due 6/15/88 (a)(b)	987,000	1,470,630
Lincoln National Corp. 7.00%, due 5/17/66 (a)	7,583,000	5,838,910
Oil Insurance, Ltd. 3.585%, due 12/29/49 (a)(b)	1,648,000	1,450,240
Pacific Life Insurance Co. 9.25%, due 6/15/39 (b)	1,046,000	1,519,481
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	138,000	137,655
Protective Life Corp. 8.45%, due 10/15/39	1,564,000	2,062,855
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	1,245,000	1,273,013
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(b)	129,000	130,342
Validus Holdings, Ltd. 8.875%, due 1/26/40	1,655,000	2,069,200
Voya Financial, Inc. 2.90%, due 2/15/18	495,000	500,351
5.50%, due 7/15/22	1,110,000	1,242,074
XLIT, Ltd. 4.45%, due 3/31/25	2,665,000	2,609,709
6.50%, due 10/29/49 (a)	1,516,000	1,100,995

		29,229,187

Iron & Steel 0.8%
AK Steel Corp. 7.625%, due 5/15/20	800,000	311,840
7.625%, due 10/1/21	2,860,000	1,144,000
Allegheny Ludlum Corp. 6.95%, due 12/15/25	157,000	94,200
ArcelorMittal 7.25%, due 2/25/22	1,575,000	1,267,875
8.00%, due 10/15/39	1,500,000	1,023,750

	Principal Amount	Value
Iron & Steel (continued)
Cliffs Natural Resources, Inc. 5.90%, due 3/15/20	$760,000	$144,400
5.95%, due 1/15/18	751,000	199,015
Steel Dynamics, Inc. 5.25%, due 4/15/23	2,100,000	1,916,250
United States Steel Corp. 7.375%, due 4/1/20	1,750,000	909,300

		7,010,630

Leisure Time 0.5%
NCL Corp., Ltd. 5.25%, due 11/15/19 (b)	1,725,000	1,762,743
Royal Caribbean Cruises, Ltd. 5.25%, due 11/15/22	1,850,000	1,896,250
7.25%, due 3/15/18	600,000	648,000

		4,306,993

Lodging 1.3%
MGM Resorts International 6.00%, due 3/15/23	1,650,000	1,637,625
6.75%, due 10/1/20	1,194,000	1,226,835
8.625%, due 2/1/19	475,000	526,210
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	185,000	202,405
7.15%, due 12/1/19	1,334,000	1,535,087
♦Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.25%, due 5/30/23 (b)	1,150,000	983,969
5.375%, due 3/15/22	3,275,000	3,112,003
5.50%, due 3/1/25 (b)	2,790,000	2,486,587

		11,710,721

Machinery—Construction & Mining 0.3%
Terex Corp. 6.00%, due 5/15/21	2,465,000	2,267,800

Machinery—Diversified 0.4%
Zebra Technologies Corp. 7.25%, due 10/15/22	3,775,000	3,944,875

Media 2.0%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.25%, due 3/15/21	575,000	597,281
CCO Safari II LLC 4.464%, due 7/23/22 (b)	4,270,000	4,255,098
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	3,006,000	2,930,850
Series B 7.625%, due 3/15/20	1,300,000	1,200,875

M-456	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Cox Communications, Inc. 6.95%, due 6/1/38 (b)	$509,000	$506,399
DISH DBS Corp. 4.25%, due 4/1/18	2,500,000	2,506,250
6.75%, due 6/1/21	1,400,000	1,410,500
7.125%, due 2/1/16	185,000	185,578
iHeartCommunications, Inc. 9.00%, due 12/15/19	1,000,000	730,000
9.00%, due 3/1/21	3,330,000	2,322,675
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	740,000	908,786

		17,554,292

Mining 0.4%
Aleris International, Inc. 7.625%, due 2/15/18	1,708,000	1,451,800
7.875%, due 11/1/20	814,000	620,268
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,000,000	1,167,411

		3,239,479

Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	1,860,000	1,860,000
5.375%, due 9/15/24 (b)	2,100,000	2,058,000
Bombardier, Inc. 6.00%, due 10/15/22 (b)	945,000	662,445
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (b)	2,665,000	1,918,800
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	3,720,000	2,641,200

		9,140,445

Oil & Gas 3.5%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	6,555,000	2,359,800
Berry Petroleum Co. LLC 6.75%, due 11/1/20	752,000	189,880
BP Capital Markets PLC 3.20%, due 3/11/16	3,700,000	3,717,901
California Resources Corp. 5.00%, due 1/15/20	304,000	108,300
8.00%, due 12/15/22 (b)	812,000	427,315
CHC Helicopter S.A. 9.25%, due 10/15/20	2,257,200	1,083,456
Chesapeake Energy Corp.
5.375%, due 6/15/21	650,000	175,500
8.00%, due 12/15/22 (b)	1,172,000	574,280
CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)	1,975,000	1,896,000

	Principal Amount	Value
Oil & Gas (continued)
Concho Resources, Inc. 5.50%, due 4/1/23	$700,000	$647,500
6.50%, due 1/15/22	500,000	480,000
7.00%, due 1/15/21	3,000	2,955
Denbury Resources, Inc. 6.375%, due 8/15/21	2,035,000	732,600
Eni S.p.A. 4.15%, due 10/1/20 (b)	1,280,000	1,324,722
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, due 5/1/20	505,000	321,937
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (b)	700,000	672,000
Linn Energy LLC / Linn Energy Finance Corp. 7.75%, due 2/1/21	2,140,000	310,300
8.625%, due 4/15/20	365,000	62,506
12.00%, due 12/15/20 (b)	362,000	181,000
Murphy Oil USA, Inc. 6.00%, due 8/15/23	4,348,000	4,565,400
Parker Drilling Co. 6.75%, due 7/15/22	2,090,000	1,431,650
Precision Drilling Corp. 6.50%, due 12/15/21	483,000	371,910
6.625%, due 11/15/20	882,000	687,960
Sanchez Energy Corp. 6.125%, due 1/15/23	2,670,000	1,441,800
SM Energy Co. 5.00%, due 1/15/24	1,300,000	845,000
6.125%, due 11/15/22	2,445,000	1,797,075
Sunoco, L.P. / Sunoco Finance Corp. 5.50%, due 8/1/20 (b)	2,100,000	1,989,750
6.375%, due 4/1/23 (b)	2,215,000	2,082,100

		30,480,597

Oil & Gas Services 0.4%
Basic Energy Services, Inc. 7.75%, due 2/15/19	1,410,000	465,300
7.75%, due 10/15/22	500,000	165,000
CGG S.A. 6.50%, due 6/1/21	1,950,000	867,750
PHI, Inc. 5.25%, due 3/15/19	2,295,000	1,836,000

		3,334,050

Packaging & Containers 2.6%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.75%, due 1/31/21 (b)	3,945,000	3,787,200
Ball Corp. 5.00%, due 3/15/22	3,525,000	3,595,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-457

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Packaging & Containers (continued)
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, due 1/15/23		$1,500,000	$1,466,250
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	EUR	2,150,000	2,418,290
MeadWestvaco Corp. 7.375%, due 9/1/19		$900,000	1,025,619
Novelis, Inc. 8.375%, due 12/15/17		386,000	375,385
8.75%, due 12/15/20		1,642,000	1,506,535
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)		4,030,000	3,939,325
Reynolds Group Issuer, Inc. 7.875%, due 8/15/19		475,000	492,813
8.50%, due 5/15/18		625,000	617,969
9.875%, due 8/15/19		826,000	832,195
Sealed Air Corp. 4.875%, due 12/1/22 (b)		1,875,000	1,879,687
5.50%, due 9/15/25 (b)		1,260,000	1,285,200

			23,221,968

Pharmaceuticals 1.8%
Actavis Funding SCS 3.45%, due 3/15/22 (c)		4,165,000	4,169,544
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 7/15/23 (b)		175,000	174,125
6.00%, due 2/1/25 (b)		3,850,000	3,792,250
Mylan N.V. 3.00%, due 12/15/18 (b)		4,400,000	4,390,289
Valeant Pharmaceuticals International, Inc. 5.50%, due 3/1/23 (b)		1,075,000	946,000
6.375%, due 10/15/20 (b)		1,075,000	1,037,375
7.50%, due 7/15/21 (b)		1,500,000	1,496,250

			16,005,833

Pipelines 2.6%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23		490,000	397,226
Columbia Pipeline Group, Inc. 4.50%, due 6/1/25 (b)		3,520,000	3,189,965
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.25%, due 4/1/23 (b)		2,795,000	1,949,512
Energy Transfer Equity, L.P. 7.50%, due 10/15/20		1,100,000	1,017,500
Energy Transfer Partners, L.P. 7.60%, due 2/1/24		383,000	402,167

	Principal Amount	Value
Pipelines (continued)
Hiland Partners, L.P. / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (b)	$3,430,000	$3,292,800
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	463,000	489,212
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 5.00%, due 10/1/22	490,000	434,080
5.50%, due 4/15/23	750,000	674,378
5.75%, due 9/1/20	885,000	864,565
5.875%, due 3/1/22	850,000	801,177
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	818,000	792,378
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19	750,000	624,375
5.00%, due 1/15/18 (b)	1,600,000	1,480,000
5.25%, due 5/1/23	950,000	769,500
6.375%, due 8/1/22	861,000	742,612
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19 (b)	615,000	596,550
5.875%, due 10/1/20	3,249,000	3,102,795
Williams Cos., Inc. (The) 3.70%, due 1/15/23	1,350,000	932,531

		22,553,323

Real Estate Investment Trusts 1.0%
Equinix, Inc. 5.875%, due 1/15/26	2,275,000	2,343,250
GEO Group, Inc. (The) 6.625%, due 2/15/21	3,829,000	3,924,725
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	329,000	317,201
Iron Mountain, Inc. 5.75%, due 8/15/24	1,635,000	1,577,775
6.00%, due 10/1/20 (b)	267,000	281,685
6.00%, due 8/15/23	340,000	351,900

		8,796,536

Retail 1.6%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	800,000	778,000
7.00%, due 5/20/22	950,000	919,125
AutoNation, Inc. 6.75%, due 4/15/18	830,000	903,327
Dollar Tree, Inc. 5.75%, due 3/1/23 (b)	4,705,000	4,869,675
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,300,000	1,280,098

M-458	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
QVC, Inc. 4.85%, due 4/1/24	$2,300,000	$2,201,286
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	3,395,000	2,732,975
5.75%, due 3/1/25	105,000	85,050

		13,769,536

Semiconductors 1.5%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (b)	2,300,000	2,351,750
6.00%, due 1/15/22 (b)	2,909,000	3,047,178
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (b)	4,500,000	4,421,250
Sensata Technologies B.V. 5.00%, due 10/1/25 (b)	3,040,000	2,971,600

		12,791,778

Software 0.3%
First Data Corp. 5.00%, due 1/15/24 (b)	1,100,000	1,094,500
5.375%, due 8/15/23 (b)	1,300,000	1,306,500
7.00%, due 12/1/23 (b)	519,000	519,000

		2,920,000

Telecommunications 4.2%
CenturyLink, Inc. 5.80%, due 3/15/22	3,250,000	2,978,625
CommScope Holding Co., Inc. 6.625%, due 6/1/20 (b)(e)	1,750,000	1,769,688
CommScope, Inc. 4.375%, due 6/15/20 (b)	1,600,000	1,612,000
5.00%, due 6/15/21 (b)	1,563,000	1,498,526
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	900,000	969,750
7.625%, due 6/15/21	1,398,000	1,481,880
Inmarsat Finance PLC 4.875%, due 5/15/22 (b)	2,500,000	2,437,500
Intelsat Luxembourg S.A. 8.125%, due 6/1/23	3,006,000	1,360,215
Sprint Capital Corp. 6.90%, due 5/1/19	738,000	601,470
8.75%, due 3/15/32	1,830,000	1,372,500
Sprint Corp. 7.25%, due 9/15/21	1,000,000	754,700
T-Mobile USA, Inc. 6.00%, due 3/1/23	1,200,000	1,215,000
6.125%, due 1/15/22	3,050,000	3,133,875
6.542%, due 4/28/20	1,235,000	1,287,488
Telecom Italia Capital S.A. 7.721%, due 6/4/38	305,000	317,963

	Principal Amount		Value
Telecommunications (continued)
Telefonica Emisiones SAU 4.57%, due 4/27/23		$1,781,000	$1,867,070
5.462%, due 2/16/21		279,000	311,814
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (b)		2,090,000	1,969,825
♦Verizon Communications, Inc. 3.00%, due 11/1/21		2,635,000	2,627,593
3.50%, due 11/1/24		2,505,000	2,474,188
5.15%, due 9/15/23		1,722,000	1,893,039
ViaSat, Inc. 6.875%, due 6/15/20		1,255,000	1,302,063
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (b)		2,025,000	2,025,000

			37,261,772

Transportation 0.8%
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21		2,525,000	1,717,000
5.875%, due 4/1/20		659,000	454,710
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)		5,025,000	4,648,125

			6,819,835

Total Corporate Bonds (Cost $618,642,779)			572,467,259

Foreign Bonds 0.3%
Ireland 0.2%
UT2 Funding PLC 5.321%, due 6/30/16	EUR	1,600,000	1,760,535

United Kingdom 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP	401,000	762,345
Rexam PLC 6.75%, due 6/29/67 (a)	EUR	222,000	242,197

			1,004,542

Total Foreign Bonds (Cost $3,158,035)			2,765,077

Loan Assignments 16.0% (f)
Advertising 1.4%
CBS Outdoor Americas Capital LLC Term Loan B 3.00%, due 1/31/21		$6,093,750	6,002,344
USAGM HoldCo LLC 2015 Term Loan 4.75%, due 7/28/22		3,125,000	2,960,937
2015 2nd Lien Term Loan 9.50%, due 7/28/23		3,125,000	2,875,000

			11,838,281

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-459

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Aerospace & Defense 0.0%‡
TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	$435,669	$424,838

Auto Manufacturers 0.3%
Navistar International Corp. Term Loan B 6.50%, due 8/7/20	3,000,000	2,625,000

Auto Parts & Equipment 0.6%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	2,695,000	2,675,749
TI Group Automotive Systems LLC 2015 Term Loan 4.50%, due 6/30/22	2,718,188	2,650,233

		5,325,982

Building Materials 0.5%
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00%, due 9/28/20	3,607,785	3,564,943
2nd Lien Term Loan 7.00%, due 3/26/21	574,737	573,659

		4,138,602

Chemicals 1.7%
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	5,928,548	5,870,324
ECO Services Operations LLC Term Loan B 4.75%, due 12/4/21	990,000	975,150
♦PQ Corp. 2014 Term Loan 4.00%, due 8/7/17	6,441,795	6,375,367
WR Grace & Co. USD Exit Term Loan 2.75%, due 2/3/21	1,452,820	1,436,930
Delayed Draw Term Loan 2.75%, due 2/3/21	519,750	514,065

		15,171,836

Commercial Services 0.8%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21	2,178,082	2,069,178
KAR Auction Services, Inc. Term Loan B2 3.50%, due 3/11/21	2,452,266	2,444,603

	Principal Amount	Value
Commercial Services (continued)
Neff Rental LLC 2nd Lien Term Loan 7.25%, due 6/9/21	$3,499,130	$2,799,304

		7,313,085

Entertainment 1.1%
Mohegan Tribal Gaming Authority New Term Loan B 5.50%, due 6/15/18	952,410	928,599
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	5,527,275	5,062,984
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	4,075,519	3,800,421

		9,792,004

Food Services 0.2%
Aramark Services, Inc. USD Term Loan F 3.25%, due 2/24/21	1,820,703	1,800,220

Hand & Machine Tools 0.2%
Milacron LLC Term Loan B 4.50%, due 9/28/20	1,980,822	1,956,062

Health Care—Products 0.4%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	4,191,175	3,536,304

Health Care—Services 1.2%
Amsurg Corp. 1st Lien Term Loan B 3.50%, due 7/16/21	3,940,000	3,895,675
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	985,000	978,598
MPH Acquisition Holdings LLC Term Loan 3.75%, due 3/31/21	5,975,688	5,806,379

		10,680,652

Household Products & Wares 0.9%
KIK Custom Products, Inc. 2015 Term Loan B 6.00%, due 8/26/22	1,745,625	1,675,800
♦Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	6,461,052	6,412,594

		8,088,394

M-460	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Internet 0.5%
Match Group, Inc. Term Loan B1 5.50%, due 11/16/22	$4,250,000	$4,207,500

Iron & Steel 0.6%
Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	5,566,390	5,350,693

Lodging 0.9%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	1,420,903	1,411,515
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	5,569,895	5,553,185
MGM Resorts International Term Loan B 3.50%, due 12/20/19	729,333	718,848

		7,683,548

Machinery—Construction & Mining 0.3%
Terex Corp. 2015 USD Term Loan TBD, due 12/7/22	3,000,000	2,940,000

Machinery—Diversified 0.5%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.25%, due 6/30/21	4,472,031	4,305,730

Media 0.4%
Charter Communications Operating LLC Term Loan F 3.00%, due 1/4/21	1,962,292	1,921,002
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.50%, due 6/30/23	1,622,704	1,585,742

		3,505,744

Miscellaneous—Manufacturing 0.2%
Gates Global, Inc. Term Loan B 4.25%, due 7/5/21	1,915,750	1,792,822

Oil & Gas 0.1%
Fieldwood Energy LLC 2nd Lien Term Loan 8.375%, due 9/30/20	3,000,000	444,999

	Principal Amount	Value
Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.75%, due 8/5/20	$1,035,056	$991,713

Pipelines 0.3%
Energy Transfer Equity, L.P. New Term Loan 3.25%, due 12/2/19	2,750,000	2,456,666

Real Estate 0.7%
♦Realogy Corp. New Term Loan B 3.75%, due 3/5/20	6,422,009	6,371,165

Retail 0.2%
Dollar Tree, Inc. Term Loan B1 3.50%, due 7/6/22	1,361,588	1,355,752

Semiconductors 0.5%
Avago Technologies Cayman, Ltd. USD Term Loan B TBD, due 11/6/22	4,250,000	4,193,926

Software 0.1%
First Data Corp. New 2018 Extended Term Loan 3.918%, due 3/24/18	1,000,000	985,357

Telecommunications 1.3%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	500,000	472,000
♦Level 3 Financing, Inc. 2015 Term Loan B2 3.50%, due 5/31/22	6,600,000	6,483,127
SBA Senior Finance II LLC Term Loan B1 3.25%, due 3/24/21	4,377,022	4,275,120

		11,230,247

Total Loan Assignments (Cost $147,770,649)		140,508,122

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-461

Portfolio of Investments December 31, 2015 (continued)

	Principal Amount	Value
Mortgage-Backed Securities 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.0%‡
Banc of America Commercial Mortgage Trust Series 2005-J, Class 1A1 2.792%, due 11/25/35 (g)	$52,593	$46,650
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.738%, due 7/25/36 (g)	36,029	34,883

Residential Mortgages (Collateralized Mortgage Obligations) 0.0%‡
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	20,934	20,023
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.176%, due 11/25/36 (g)	34,306	29,721

Total Mortgage-Backed Securities (Cost $125,485)		131,277

Total Long-Term Bonds (Cost $777,709,347)		725,834,942

	Shares
Common Stocks 0.1%
Auto Manufacturers 0.1%
General Motors Co.	11,933	405,841

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc.	1,271	135,654

Total Common Stocks (Cost $499,831)		541,495

Convertible Preferred Stocks 0.1%
Banks 0.1%
♦Bank of America Corp. 7.25% Series L	400	437,308
Wells Fargo & Co. 7.50% Series L	400	465,194

		902,502

Total Convertible Preferred Stocks (Cost $828,353)		902,502

	Number of Warrants	Value
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $10.00 Expires 7/10/19 (h)	3,655	$59,796

Total Warrants (Cost $63,451)		59,796

	Principal Amount
Short-Term Investment 16.3%
Repurchase Agreement 16.3%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $143,228,882 (Collateralized by a United States Treasury Note security with a rate of 1.875% and a maturity date of 6/30/20, with a Principal Amount of $145,055,000 and a Market Value of $146,097,655)	$143,228,404	143,228,404

Total Short-Term Investment (Cost $143,228,404)		143,228,404

Total Investments, Before Investment Sold Short (Cost $922,329,386) (i)	99.2%	870,567,139

Investment Sold Short (0.6%)
Corporate Bond Sold Short (0.6%)
Southwestern Energy Co. 4.95%, due 1/23/25	(8,400,000)	(5,292,000)

Total Corporate Bond Sold Short (Proceeds $7,780,230)		(5,292,000)

Total Investment Sold Short (Proceeds $7,780,230)	(0.6)%	(5,292,000)

Total Investments, Net of Investment Sold Short (Cost $914,549,156)	98.6	865,275,139
Other Assets, Less Liabilities	1.4	12,353,788
Net Assets	100.0%	$877,628,927

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

M-462	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(M)).

(d)	Step coupon—Rate shown was the rate in effect as of December 31, 2015.

(e)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(f)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2015.
(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2015.

(h)	Non-income producing security.

(i)	As of December 31, 2015, cost was $922,603,775 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$7,456,137
Gross unrealized depreciation	(59,492,773)

Net unrealized depreciation	$(52,036,636)

As of December 31, 2015, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	2/18/16	JPMorgan Chase Bank	EUR	5,474,000	$5,845,630	$(109,709)
Pound Sterling vs. U.S. Dollar	2/18/16	JPMorgan Chase Bank	GBP	5,764,000	8,770,329	272,242
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$162,533

As of December 31, 2015, the Portfolio held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(1,642)	March 2016	$(356,698,845)	$439,279
Euro-Bund	(151)	March 2016	(25,914,549)	373,920
			$(382,613,394)	$813,199

1.	As of December 31, 2015, cash in the amount of $1,594,263 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2015.

As of December 31, 2015, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$50,000,000	USD	3/24/2017	Fixed 0.842%	3-Month USD-LIBOR	$(775)	$53,992	$54,767
$100,000,000	USD	4/7/2017	Fixed 0.790%	3-Month USD-LIBOR	5,956	192,283	186,327
$50,000,000	USD	4/16/2017	Fixed 0.768%	3-Month USD-LIBOR	—	112,943	112,943
$120,000,000	USD	4/17/2017	Fixed 0.766%	3-Month USD-LIBOR	—	274,023	274,023
$120,000,000	USD	4/21/2017	Fixed 0.769%	3-Month USD-LIBOR	—	275,156	275,156
$125,000,000	USD	4/29/2017	Fixed 0.786%	3-Month USD-LIBOR	—	263,276	263,276
$120,000,000	USD	5/6/2017	Fixed 0.860%	3-Month USD-LIBOR	—	147,000	147,000
$87,000,000	USD	7/8/2017	Fixed 0.877%	3-Month USD-LIBOR	—	192,095	192,095
$50,000,000	USD	10/8/2017	Fixed 0.730%	3-Month USD-LIBOR	—	326,065	326,065
$50,000,000	USD	10/16/2017	Fixed 0.695%	3-Month USD-LIBOR	—	360,317	360,317
					$5,181	$2,197,150	$2,191,969

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-463

Portfolio of Investments December 31, 2015 (continued)

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit iTraxx Europe Crossover Series 24	12/20/2020	Buy	$5,000	(5.00)%	$(309,889)	$(445,017)	$(135,128)

1.	As of December 31, 2015, cash in the amount of $2,781,744 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contract at the time they were opened and the value at December 31, 2015.

The following abbreviations are used in the preceding pages:

EUR —Euro

GBP —British Pound Sterling

TBD —To be determined

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,149,833	$—	$1,149,833
Convertible Bonds	—	8,813,374	—	8,813,374
Corporate Bonds	—	572,467,259	—	572,467,259
Foreign Bonds	—	2,765,077	—	2,765,077
Loan Assignments (b)	—	131,893,818	8,614,304	140,508,122
Mortgage-Backed Securities	—	131,277	—	131,277

Total Long-Term Bonds	—	717,220,638	8,614,304	725,834,942

Common Stocks	541,495	—	—	541,495
Convertible Preferred Stocks	902,502	—	—	902,502
Warrants	59,796	—	—	59,796
Short-Term Investment
Repurchase Agreement	—	143,228,404	—	143,228,404

Total Investments in Securities	1,503,793	860,449,042	8,614,304	870,567,139

Other Financial Instruments
Foreign Currency Forward Contract (c)	—	272,242	—	272,242
Futures Contracts Short (c)	813,199	—	—	813,199
Interest Rate Swap Contracts (c)	—	2,191,969	—	2,191,969

Total Other Financial Instruments	813,199	2,464,211	—	3,277,410

Total Investments in Securities and Other Financial Instruments	$2,316,992	$862,913,253	$8,614,304	$873,844,549

M-464	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment in Securities Sold Short (a)
Long-Term Bond Sold Short
Corporate Bond Sold Short	$—	$(5,292,000)	$—	$(5,292,000)

Total Investment in Securities Sold Short	—	(5,292,000)	—	(5,292,000)

Other Financial Instruments
Credit Default Swap Contracts (c)	—	(135,128)	—	(135,128)
Foreign Currency Forward Contract (c)	—	(109,709)	—	(109,709)

Total Other Financial Instruments	—	(244,837)	—	(244,837)

Total Investments in Securities Sold Short and Other Financial Instruments	$—	$(5,536,837)	$—	$(5,536,837)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $2,875,000, $2,799,304 and $2,940,000 are held in Advertising, Commercial Services and Machinery—Construction & Mining, respectively, within the Loan Assignments section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2015, securities with a market value of $5,444,325 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant obseravble inputs. As of December 31, 2014, the fair value obtained for these Loan Assignments, from an independent pricing service, utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appre ciation (Depre ciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appre ciation (Depre ciation) from Invest ments Still Held at December 31, 2015 (a)
Long-Term Bonds
Loan Assignments
Advertising	$—	$1,520	$—	$(220,334)	$3,093,814	$—	$—	$—	$2,875,000	$(220,334)
Auto Parts & Equipment	3,665,953	(897)	(10,964)	77,158	—	(3,731,250)	—	—	—	—
Chemicals	985,000	—	—	—	—	—	—	(985,000)	—	—
Commercial Services	2,449,148	1,785	—	(651,629)	1,000,000	—	—	—	2,799,304	(651,629)
Electrical Components & Equipment	3,665,710	(57)	(133,862)	134,824	3,003,750	(6,670,365)	—	—	—	—
Hand & Machine Tools	2,981,069	326	4,366	87,506	—	(3,073,267)	—	—	—	—
Iron & Steel	4,459,325	—	—	—	—	—	—	(4,459,325)	—	—
Machinery—Construction & Mining	—	—	—	—	2,940,000	—	—	—	2,940,000	—

Total	$18,206,205	$2,677	$(140,460)	$(572,475)	$10,037,564	$(13,474,882)	$—	$(5,444,325)	$8,614,304	$(871,963)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-465

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $779,100,982)	$727,338,735
Repurchase agreement, at value (identified cost $143,228,404)	143,228,404
Cash collateral on deposit at broker	4,376,007
Cash denominated in foreign currencies (identified cost $2,917,082)	2,900,147
Receivables:
Dividends and interest	9,657,397
Investment securities sold	3,689,545
Fund shares sold	434,636
Unrealized appreciation on foreign currency forward contracts	272,242

Total assets	891,897,113

Liabilities
Investments sold short (proceeds $7,780,230)	5,292,000
Due to custodian	298,125
Payables:
Investment securities purchased	7,147,500
Manager (See Note 3)	426,745
Interest on investments sold short	182,490
Fund shares redeemed	158,383
NYLIFE Distributors (See Note 3)	156,908
Shareholder communication	51,861
Professional fees	40,714
Broker fees and charges on short sales	39,419
Custodian	12,965
Trustees	1,093
Variation margin on futures contracts	78,914
Variation margin on centrally cleared swap contracts	267,812
Accrued expenses	3,548
Unrealized depreciation on foreign currency forward contracts	109,709

Total liabilities	14,268,186

Net assets	$877,628,927

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$92,219
Additional paid-in capital	938,912,217

939,004,436
Undistributed net investment income	3,603,114
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(18,640,000)
Net unrealized appreciation (depreciation) on investments, unfunded commitments, swap contracts and futures contracts	(48,892,207)
Net unrealized appreciation (depreciation) on investments sold short	2,488,230
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	65,354

Net assets	$877,628,927

Initial Class
Net assets applicable to outstanding shares	$129,311,454

Shares of beneficial interest outstanding	13,556,583

Net asset value per share outstanding	$9.54

Service Class
Net assets applicable to outstanding shares	$748,317,473

Shares of beneficial interest outstanding	78,662,543

Net asset value per share outstanding	$9.51

M-466	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Interest	$38,401,955
Dividends	131,149

Total income	38,533,104

Expenses
Manager (See Note 3)	4,790,259
Distribution and service—Service Class (See Note 3)	1,670,897
Interest on investments sold short	167,689
Shareholder communication	116,268
Professional fees	89,000
Broker fees and charges on short sales	77,618
Custodian	54,005
Trustees	16,088
Interest expense	699
Miscellaneous	25,861

Total expenses	7,008,384

Net investment income (loss)	31,524,720

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(10,780,750)
Futures transactions	(3,929,072)
Swap transactions	(5,925,495)
Foreign currency transactions	1,624,297

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(19,011,020)

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	(41,413,601)
Investments sold short	2,488,230
Futures contracts	499,776
Swap contracts	2,223,573
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(274,036)

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(36,476,058)

Net realized and unrealized gain (loss) on investments, unfunded commitments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(55,487,078)

Net increase (decrease) in net assets resulting from operations	$(23,962,358)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-467

Statement of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$31,524,720	$23,581,170
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(19,011,020)	1,708,007
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(36,476,058)	(20,812,694)

Net increase (decrease) in net assets resulting from operations	(23,962,358)	4,476,483

Dividends to shareholders:
From net investment income:
Initial Class	(5,224,744)	(5,552,876)
Service Class	(22,188,686)	(16,673,475)

Total dividends to shareholders	(27,413,430)	(22,226,351)

Capital share transactions:
Net proceeds from sale of shares	260,331,821	366,480,894
Net asset value of shares issued to shareholders in reinvestment of dividends	27,413,430	22,226,351
Cost of shares redeemed	(96,876,274)	(37,684,342)

Increase (decrease) in net assets derived from capital share transactions	190,868,977	351,022,903

Net increase (decrease) in net assets	139,493,189	333,273,035

Net Assets
Beginning of year	738,135,738	404,862,703

End of year	$877,628,927	$738,135,738

Undistributed net investment income at end of year	$3,603,114	$1,981,321

M-468	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,					April 29, 2011** through December 31,
	2015	2014	2013	2012		2011
Net asset value at beginning of period	$10.12	$10.32	$10.32	$9.60		$10.00

Net investment income (loss) (a)	0.40	0.45	0.49	0.54		0.31
Net realized and unrealized gain (loss) on investments	(0.66)	(0.28)	(0.04)	0.81		(0.47)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.03	(0.02)	(0.01)		0.02

Total from investment operations	(0.24)	0.20	0.43	1.34		(0.14)

Less dividends and distributions:
From net investment income	(0.34)	(0.40)	(0.43)	(0.53)		(0.26)
From net realized gain on investments	—	—	(0.00)‡	(0.09)		—

Total dividends and distributions	(0.34)	(0.40)	(0.43)	(0.62)		(0.26)

Net asset value at end of period	$9.54	$10.12	$10.32	$10.32		$9.60

Total investment return	(2.42%)	1.92%	4.17%	13.88%		(1.32	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.01%	4.31%	4.69%	5.30%		4.74	% ††
Net expenses (excluding short sale expenses)	0.62%	0.64%	0.65%	0.65%		0.71	% ††
Expenses (including short sales expenses)	0.65%	0.64%	0.65%	0.65%		0.78	% ††
Short sale expenses	0.03%	—	—	0.00	%(c)	0.07	% ††
Portfolio turnover rate	26%	18%	23%	39%		7%
Net assets at end of period (in 000’s)	$129,311	$166,855	$105,972	$133,840		$188,333

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-469

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,					April 29, 2011** through December 31,
	2015	2014	2013	2012		2011
Net asset value at beginning of period	$10.09	$10.29	$10.30	$9.60		$10.00

Net investment income (loss) (a)	0.38	0.42	0.47	0.52		0.31
Net realized and unrealized gain (loss) on investments	(0.66)	(0.28)	(0.04)	0.79		(0.49)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.03	(0.03)	(0.01)		0.03

Total from investment operations	(0.26)	0.17	0.40	1.30		(0.15)

Less dividends and distributions:
From net investment income	(0.32)	(0.37)	(0.41)	(0.51)		(0.25)
From net realized gain on investments	—	—	(0.00)‡	(0.09)		—

Total dividends and distributions	(0.32)	(0.37)	(0.41)	(0.60)		(0.25)

Net asset value at end of period	$9.51	$10.09	$10.29	$10.30		$9.60

Total investment return	(2.66%)	1.67%	3.91%	13.58%		(1.48	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.77%	4.06%	4.47%	5.03%		4.81	% ††
Net expenses (excluding short sales expenses)	0.87%	0.89%	0.90%	0.90%		0.95	% ††
Expenses (including short sales expenses)	0.90%	0.89%	0.90%	0.90%		1.03	% ††
Short sale expenses	0.03%	—	—	0.00	%(c)	0.08	% ††
Portfolio turnover rate	26%	18%	23%	39%		7%
Net assets at end of period (in 000’s)	$748,317	$571,281	$298,891	$148,966		$39,824

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Less than one-hundredth of a percent.

M-470	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP U.S. Small Cap Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	–3.86%	9.17%	8.26%	0.83%
Service Class Shares	–4.10	8.89	7.99	1.08

Benchmark Performance	One Year	Five Years	Ten Years
Russell 2500™ Index[2]	–2.90%	10.32%	7.56%
Average Lipper Variable Products Small-Cap Core Portfolio[3]	–4.67	8.99	6.47

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P SmallCap 600® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-471

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$926.70	$3.93	$1,021.10	$4.13

Service Class Shares	$1,000.00	$925.50	$5.14	$1,019.90	$5.40

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.81% for Initial Class and 1.06% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-472	MainStay VP U.S. Small Cap Portfolio

Industry Composition as of December 31, 2015 (Unaudited)

Banks	13.3%
Machinery	7.2
Health Care Providers & Services	5.2
Real Estate Investment Trusts	4.9
Health Care Equipment & Supplies	4.2
Communications Equipment	3.8
Textiles, Apparel & Luxury Goods	3.5
Electronic Equipment, Instruments & Components	3.4
Capital Markets	3.3
Hotels, Restaurants & Leisure	3.3
Software	3.3
Specialty Retail	2.9
Road & Rail	2.4
Aerospace & Defense	2.3
Semiconductors & Semiconductor Equipment	2.3
Electric Utilities	2.1
IT Services	2.0
Multi-Utilities	2.0
Food & Staples Retailing	1.7
Food Products	1.7

Thrifts & Mortgage Finance	1.7%
Building Products	1.6
Diversified Financial Services	1.6
Chemicals	1.5
Containers & Packaging	1.5
Commercial Services & Supplies	1.4
Life Sciences Tools & Services	1.4
Paper & Forest Products	1.4
Household Durables	1.3
Pharmaceuticals	1.2
Energy Equipment & Services	1.1
Auto Components	1.0
Internet Software & Services	1.0
Diversified Consumer Services	0.9
Diversified Telecommunication Services	0.9
Construction Materials	0.4
Short-Term Investment	5.6
Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page M-476 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	Woodward, Inc.

2.	Universal Display Corp.

3.	Brinker International, Inc.

4.	John Bean Technologies Corp.

5.	Vectren Corp.
6.	Bank of Hawaii Corp.

7.	BankUnited, Inc.

8.	Air Methods Corp.

9.	CVB Financial Corp.

10.	Glacier Bancorp, Inc.

M-473

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David Pearl and Michael Welhoelter, CFA, of Epoch Investment Partners, Inc., the Portfolio’s Subadvisor.

How did MainStay VP U.S. Small Cap Portfolio perform relative to its primary benchmark and peers for the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP U.S. Small Cap Portfolio returned –3.86% for Initial Class shares and –4.10% for Service Class shares. Over the same period, both share classes underperformed the –2.90% return of the Russell 2500™ Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the –4.67% return of the Average Lipper1 Variable Products Small-Cap Core Portfolio for the 12 months ended December 31, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection was the most significant factor that affected the Portfolio’s performance relative to the Russell 2500™ Index during the reporting period. Stock selection made significant positive contributions to relative performance in the industrials and financials sectors but detracted from relative performance in the consumer discretionary and information technology sectors. (Contributions take weightings and total returns into account.) The Portfolio’s underweight position in the energy sector helped the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive contributors to the Portfolio’s absolute performance were electronic equipment, instruments & components company Universal Display; machinery company John Bean Technology; and banking company BankUnited.

Universal Display’s revenue rose significantly during the reporting period and exceeded consensus expectations. The company’s proprietary emitter business was strong, and market sentiment regarding its future prospects remained positive as the company sought further penetration into mobile handsets.

John Bean Technology provides technology solutions for the food-processing and air-transportation industries. The company reported an increase in revenue on a year-over-year basis and raised its guidance for full-year 2015 earnings.

In 2015, BankUnited reported higher-than-expected revenue growth. Loan growth was positive in the company’s franchises based in New York and Florida. The company’s shares also benefited from strength in the financials sector, as investors anticipated that rising interest rates could help many banks and nonbank financial companies.

The most substantial detractors from the Portfolio’s absolute performance included luxury goods company Iconix Brand Group, communication equipment company Harmonic and specialty retailer Pier 1 Imports.

Iconix Brand Group’s shares declined after the company announced its intention to restate previously filed financial statements and simultaneously reduced its guidance for full-year 2015 earnings. While the company remained cash-flow positive, we opted to exit the Portfolio’s position in the fourth quarter because of the uncertainty surrounding the company’s reported financials.

Harmonic’s shares declined after the company announced its intent to acquire Thomson Video Networks for approximately $75 million in cash and $15 million in post-closing adjustments. The combined company would give Harmonic market-share leadership in video infrastructure. While we anticipated some integration risk, we believed that the proposed transaction could add to the company’s income in the first year after closing. The Portfolio still held Harmonic as of December 31, 2015.

The share price of Pier 1 Imports fell after the company reported lower-than-estimated results and a weaker outlook. We eliminated the Portfolio’s position in Pier 1 Imports in the fourth quarter of 2015.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made several significant purchases during the year. Among them were Universal Display, a manufacturer of organic light emitting diode (OLED) technologies; Air Methods Corp., an emergency medical services helicopter operator; and Glacier Bancorp, Montana’s largest bank in terms of assets and second-largest in terms of deposits.

The Portfolio made several significant sales during the year. Among them were specialty retailer Express, whose shares had appreciated and reached our price target; fitness company Life Time Fitness, which

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-474	MainStay VP U.S. Small Cap Portfolio

agreed to be acquired by an investor group at a significant premium to its then-current stock price; and auto parts & equipment company Dana Holding Corp. because of weakness in the company’s end markets, including mining, construction, and heavy trucks and construction vehicles.

How did the Portfolio’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock-selection process. During the reporting period, the Portfolio’s most significant exposure reductions were in the consumer discretionary and health care sectors. Over the same period, the most significant weighting increase was in the industrials sector.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders. That stock-by-stock process often results in the Portfolio having a different composition than the benchmark in terms of types of companies held.

As of December 31, 2015, the Portfolio’s most significantly underweight sector positions relative to the Russell 2500™ Index were in consumer discretionary, energy and materials. As of the same date, the Portfolio’s most significantly overweight sector positions were in industrials, information technology and consumer staples.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-475

Portfolio of Investments December 31, 2015

	Shares	Value
Common Stocks 94.7%†
Aerospace & Defense 2.3%
Curtiss-Wright Corp.	63,565	$4,354,202
Hexcel Corp.	134,735	6,258,441

		10,612,643

Auto Components 1.0%
Visteon Corp. (a)	40,580	4,646,410

Banks 13.3%
♦Bank of Hawaii Corp.	140,820	8,857,578
♦BankUnited, Inc.	245,245	8,843,535
♦CVB Financial Corp.	508,472	8,603,346
Flushing Financial Corp.	306,555	6,633,850
♦Glacier Bancorp, Inc.	315,440	8,368,623
Investors Bancorp, Inc.	461,272	5,738,224
LegacyTexas Financial Group, Inc.	287,275	7,187,621
Texas Capital Bancshares, Inc. (a)	162,920	8,051,506

		62,284,283

Building Products 1.6%
Armstrong World Industries, Inc. (a)	167,290	7,650,172

Capital Markets 3.3%
Diamond Hill Investment Group, Inc.	31,840	6,017,760
Pzena Investment Management, Inc. Class A	320,958	2,760,239
Waddell & Reed Financial, Inc. Class A	235,060	6,736,819

		15,514,818

Chemicals 1.5%
Chemtura Corp. (a)	77,775	2,120,924
Flotek Industries, Inc. (a)	160,100	1,831,544
Innophos Holdings, Inc.	103,490	2,999,140

		6,951,608

Commercial Services & Supplies 1.4%
Waste Connections, Inc.	117,850	6,637,312

Communications Equipment 3.8%
Harmonic, Inc. (a)	1,219,313	4,962,604
NetScout Systems, Inc. (a)	225,692	6,928,745
Ubiquiti Networks, Inc. (a)	189,880	6,017,297

		17,908,646

Construction Materials 0.4%
United States Lime & Minerals, Inc.	36,435	2,002,468

Containers & Packaging 1.5%
Silgan Holdings, Inc.	129,530	6,958,352

	Shares	Value
Diversified Consumer Services 0.9%
Service Corp. International	162,005	$4,215,370

Diversified Financial Services 1.6%
CBOE Holdings, Inc.	46,965	3,048,029
Morningstar, Inc.	56,327	4,529,254

		7,577,283

Diversified Telecommunication Services 0.9%
Lumos Networks Corp. (a)	382,790	4,287,248

Electric Utilities 2.1%
Great Plains Energy, Inc.	199,630	5,451,895
Westar Energy, Inc.	99,105	4,203,043

		9,654,938

Electronic Equipment, Instruments & Components 3.4%
National Instruments Corp.	161,264	4,626,664
♦Universal Display Corp. (a)	207,035	11,270,986

		15,897,650

Energy Equipment & Services 1.1%
Dril-Quip, Inc. (a)	51,896	3,073,800
Oil States International, Inc. (a)	72,700	1,981,075

		5,054,875

Food & Staples Retailing 1.7%
United Natural Foods, Inc. (a)	198,880	7,827,917

Food Products 1.7%
B&G Foods, Inc.	233,035	8,160,886

Health Care Equipment & Supplies 4.2%
Greatbatch, Inc. (a)	136,050	7,142,625
Integra LifeSciences Holdings Corp. (a)	78,996	5,354,349
Wright Medical Group N.V. (a)	299,407	7,239,661

		19,736,635

Health Care Providers & Services 5.2%
♦Air Methods Corp. (a)	210,495	8,826,055
U.S. Physical Therapy, Inc.	144,502	7,756,867
WellCare Health Plans, Inc. (a)	97,650	7,637,207

		24,220,129

Hotels, Restaurants & Leisure 3.3%
♦Brinker International, Inc.	218,595	10,481,630
Cracker Barrel Old Country Store, Inc.	37,550	4,762,467

		15,244,097

Household Durables 1.3%
M/I Homes, Inc. (a)	269,545	5,908,426

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

M-476	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Internet Software & Services 1.0%
Monster Worldwide, Inc. (a)	774,923	$4,440,309

IT Services 2.0%
EVERTEC, Inc.	323,235	5,410,954
Forrester Research, Inc.	142,595	4,061,106

		9,472,060

Life Sciences Tools & Services 1.4%
Bio-Rad Laboratories, Inc. Class A (a)	47,755	6,621,708

Machinery 7.2%
♦John Bean Technologies Corp.	192,700	9,602,241
Mueller Industries, Inc.	282,568	7,657,593
Mueller Water Products, Inc. Class A	579,805	4,986,323
♦Woodward, Inc.	232,645	11,553,150

		33,799,307

Multi-Utilities 2.0%
♦Vectren Corp.	215,030	9,121,573

Paper & Forest Products 1.4%
KapStone Paper and Packaging Corp.	286,645	6,475,311

Pharmaceuticals 1.2%
Lannett Co., Inc. (a)	143,420	5,754,010

Real Estate Investment Trusts 4.9%
Blackstone Mortgage Trust, Inc. Class A	209,650	5,610,234
CubeSmart	200,400	6,136,248
Kite Realty Group Trust	193,780	5,024,715
Northstar Realty Europe Corp.	346,200	4,088,622
Northstar Realty Finance Corp.	105,722	1,800,446

		22,660,265

Road & Rail 2.4%
Genesee & Wyoming, Inc. Class A (a)	86,260	4,631,299
Werner Enterprises, Inc.	273,620	6,399,972

		11,031,271

Semiconductors & Semiconductor Equipment 2.3%
CEVA, Inc. (a)	253,220	5,915,219
Cypress Semiconductor Corp. (a)	487,195	4,779,383

		10,694,602

Software 3.3%
CommVault Systems, Inc. (a)	167,930	6,608,045
PTC, Inc. (a)	202,130	6,999,762
Rovi Corp. (a)	98,783	1,645,725

		15,253,532

	Shares	Value
Specialty Retail 2.9%
Caleres, Inc.	248,005	$6,651,494
Hibbett Sports, Inc. (a)	223,260	6,751,382

		13,402,876

Textiles, Apparel & Luxury Goods 3.5%
Fossil Group, Inc. (a)	97,925	3,580,138
Movado Group, Inc.	266,471	6,850,970
Steven Madden, Ltd. (a)	191,620	5,790,756

		16,221,864

Thrifts & Mortgage Finance 1.7%
Capitol Federal Financial, Inc.	199,750	2,508,860
TrustCo Bank Corp.	904,080	5,551,051

		8,059,911

Total Common Stocks (Cost $423,666,983)		441,960,765

	Principal Amount
Short-Term Investment 5.6%
Repurchase Agreement 5.6%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $26,312,601 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 10/31/20, with a Principal Amount of $26,840,000 and a Market Value of $26,840,000)	$26,312,513	26,312,513

Total Short-Term Investment (Cost $26,312,513)		26,312,513

Total Investments (Cost $449,979,496) (b)	100.3%	468,273,278
Other Assets, Less Liabilities	(0.3)	(1,415,074)
Net Assets	100.0%	$466,858,204

(a)	Non-income producing security.

(b)	As of December 31, 2015, cost was $449,951,995 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$48,503,581
Gross unrealized depreciation	(30,182,298)

Net unrealized appreciation	$18,321,283

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-477

Portfolio of Investments December 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$441,960,765	$—	$—	$441,960,765
Short-Term Investment
Repurchase Agreement	—	26,312,513	—	26,312,513

Total Investments in Securities	$441,960,765	$26,312,513	$—	$468,273,278

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-478	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $449,979,496)	$468,273,278
Receivables:
Investment securities sold	3,558,379
Dividends and interest	490,210
Fund shares sold	89,532

Total assets	472,411,399

Liabilities
Payables:
Investment securities purchased	5,057,876
Manager (See Note 3)	304,201
Fund shares redeemed	87,410
NYLIFE Distributors (See Note 3)	39,837
Professional fees	29,504
Shareholder communication	27,687
Custodian	3,692
Trustees	588
Accrued expenses	2,400

Total liabilities	5,553,195

Net assets	$466,858,204

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$41,028
Additional paid-in capital	422,943,442

422,984,470
Undistributed net investment income	2,103,924
Accumulated net realized gain (loss) on investments	23,476,028
Net unrealized appreciation (depreciation) on investments	18,293,782

Net assets	$466,858,204

Initial Class
Net assets applicable to outstanding shares	$282,076,975

Shares of beneficial interest outstanding	24,457,373

Net asset value per share outstanding	$11.53

Service Class
Net assets applicable to outstanding shares	$184,781,229

Shares of beneficial interest outstanding	16,570,998

Net asset value per share outstanding	$11.15

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-479

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends	$6,010,971
Interest	272

Total income	6,011,243

Expenses
Manager (See Note 3)	3,280,627
Distribution and service—Service Class (See Note 3)	492,110
Shareholder communication	59,603
Professional fees	53,415
Custodian	13,312
Trustees	8,383
Miscellaneous	17,561

Total expenses	3,925,011

Net investment income (loss)	2,086,232

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	23,580,576
Net change in unrealized appreciation (depreciation) on investments	(44,414,229)

Net realized and unrealized gain (loss) on investments	(20,833,653)

Net increase (decrease) in net assets resulting from operations	$(18,747,421)

M-480	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,086,232	$2,207,308
Net realized gain (loss) on investments	23,580,576	46,568,744
Net change in unrealized appreciation (depreciation) on investments	(44,414,229)	(25,137,459)

Net increase (decrease) in net assets resulting from operations	(18,747,421)	23,638,593

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(1,350,050)	(547,041)
Service Class	(614,341)	(232,385)

	(1,964,391)	(779,426)

From net realized gain on investments:
Initial Class	(25,743,694)	(12,862,636)
Service Class	(20,940,687)	(14,703,877)

	(46,684,381)	(27,566,513)

Total dividends and distributions to shareholders	(48,648,772)	(28,345,939)

Capital share transactions:
Net proceeds from sale of shares	136,069,591	83,386,539
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	48,648,772	28,345,939
Cost of shares redeemed	(54,518,450)	(128,753,051)

Increase (decrease) in net assets derived from capital share transactions	130,199,913	(17,020,573)

Net increase (decrease) in net assets	62,803,720	(21,727,919)

Net Assets
Beginning of year	404,054,484	425,782,403

End of year	$466,858,204	$404,054,484

Undistributed net investment income at end of year	$2,103,924	$2,245,218

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-481

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$13.52	$13.78	$10.06	$8.96	$9.31

Net investment income (loss) (a)	0.08	0.09	0.05	0.09	0.04
Net realized and unrealized gain (loss) on investments	(0.58)	0.72	3.76	1.05	(0.33)

Total from investment operations	(0.50)	0.81	3.81	1.14	(0.29)

Less dividends and distributions:
From net investment income	(0.07)	(0.04)	(0.09)	(0.04)	(0.06)
From net realized gain on investments	(1.42)	(1.03)	—	—	—

Total dividends and distributions	(1.49)	(1.07)	(0.09)	(0.04)	(0.06)

Net asset value at end of year	$11.53	$13.52	$13.78	$10.06	$8.96

Total investment return	(3.86%)	6.59%	37.90%	12.80%	(2.75%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63%	0.68%	0.39%	0.98%	0.46%
Net expenses	0.81%	0.82%	0.82%	0.83%	0.84%
Portfolio turnover rate	41%	42%	40%	32%	46%
Net assets at end of year (in 000’s)	$282,077	$204,562	$232,795	$128,576	$141,113

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31, 2015
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$13.12	$13.41	$9.80	$8.73	$9.07

Net investment income (loss) (a)	0.04	0.06	0.01	0.06	0.02
Net realized and unrealized gain (loss) on investments	(0.55)	0.70	3.67	1.03	(0.30)

Total from investment operations	(0.51)	0.76	3.68	1.09	(0.28)

Less dividends and distributions:
From net investment income	(0.04)	(0.02)	(0.07)	(0.02)	(0.06)
From net realized gain on investments	(1.42)	(1.03)	—	—	—

Total dividends and distributions	(1.46)	(1.05)	(0.07)	(0.02)	(0.06)

Net asset value at end of year	$11.15	$13.12	$13.41	$9.80	$8.73

Total investment return	(4.10%)	6.33%	37.56%	12.52%	(2.99%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%	0.44%	0.13%	0.69%	0.19%
Net expenses	1.06%	1.07%	1.07%	1.08%	1.09%
Portfolio turnover rate	41%	42%	40%	32%	46%
Net assets at end of year (in 000’s)	$184,781	$199,493	$192,987	$124,643	$115,651

(a)	Per share data based on average shares outstanding during the year.

M-482	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Van Eck Global Hard Assets Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	–32.96%	–14.37%	0.93%

Benchmark Performance	One Year	Since Inception (2/17/12)
S&P North American Natural Resources Sector Index[2]	–24.28%	–7.45%
S&P 500® Index[2]	1.38	13.47
Average Lipper Variable Products Natural Resources Portfolio[3]	–25.48	–8.44

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Natural Resources Portfolio is representative of portfolios that, by portfolio practice, invest primarily in the equity securities of domestic companies engaged in the exploration, development, production, or distribution of natural resources. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-483

Cost in Dollars of a $1,000 Investment in MainStay VP Van Eck Global Hard Assets Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015 to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$679.70	$3.98	$1,020.50	$4.79

1.	Expenses are equal to the Portfolio’s annualized expense ratio of 0.94% multiplied by the average account value over the period, divided multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-484	MainStay VP Van Eck Global Hard Assets Portfolio

Country Composition as of December 31, 2015 (Unaudited)

United States	79.2%
Canada	14.2
Switzerland	2.7
United Kingdom	2.4

Bermuda	0.7%
South Africa	0.4
Other Assets, Less Liabilities	0.4

100.0%

Portfolio Composition as of December 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-488 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	Concho Resources, Inc.

2.	Pioneer Natural Resources Co.

3.	Schlumberger, Ltd.

4.	Cimarex Energy Co.

5.	Agnico Eagle Mines, Ltd.
6.	EOG Resources, Inc.

7.	Valero Energy Corp.

8.	Diamondback Energy, Inc.

9.	Halliburton Co.

10.	CF Industries Holdings, Inc.

M-485

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Charles T. Cameron and Shawn Reynolds of Van Eck Associates Corporation (“Van Eck”), the Portfolio’s Subadvisor.

How did MainStay VP Van Eck Global Hard Assets Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2015?

For the 12 months ended December 31, 2015, MainStay VP Van Eck Global Hard Assets Portfolio returned –32.96% for Initial Class shares. Over the same period, the Portfolio underperformed the –24.28% return of the S&P North American Natural Resources Sector Index,1 which is the Portfolio’s broad-based securities-market index, and the 1.38% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. The Portfolio underperformed the –25.48% return of the Average Lipper1 Variable Products Natural Resources Portfolio for the 12 months ended December 31, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

Certain key aspects of the Portfolio detracted from performance relative to the S&P North American Natural Resources Sector Index. These included an overweight position and underperformance in the diversified metals & mining subindustry—namely, Glencore and First Quantum Minerals—and an overweight position and underperformance in the coal & consumable fuels subindustry—namely, CONSOL Energy. Combined, these three names accounted for a large majority of the Portfolio’s relative underperformance during the reporting period. We believe that these conviction names, despite falling particularly victim to declining commodity prices and concerns over slowing demand, may have been overly punished by the market.

Which subindustries were the strongest positive contributors to the Portfolio’s relative performance, and which subindustries were particularly weak?

During the reporting period, the subindustries that made the strongest positive contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were oil & gas exploration & production, forest products, and oil & gas storage & transportation. (Contributions take weightings and total returns into account.)

The subindustries that made the weakest contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were diversified metals & mining, coal &

consumable fuels, and integrated oil & gas. The Portfolio had no exposure to the integrated oil & gas subindustry, which performed slightly better than most other energy-related subindustries in the Index, during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s strongest-contributing individual positions were all in energy-related companies. The strongest contributor was oil & gas refining & marketing company Valero Energy, which benefited from low oil prices, the demand response to these prices in the form of increased gasoline consumption, and good crack spreads and good margins. Among the Portfolio’s other strong-performing companies were oil & gas exploration & production companies Parsley Energy and Diamondback Energy. Both benefited from the high quality of their assets and their acreage.

The Portfolio’s weakest contributing companies were diversified metals & mining companies Glencore and First Quantum Minerals and coal & consumable fuels company CONSOL Energy. Glencore was hit by market concerns about its debt level and by its exposure to coal and zinc. These factors, together with the continuing woes in the copper market, hurt the company’s share price. First Quantum Minerals suffered from its exposure to copper and faced market speculation about its level of debt, although less than Glencore. On an operational basis, the company suffered from power-supply cuts to its facilities in Zambia, which forced the company to drop nearly 1500 jobs. CONSOL Energy suffered from the weak natural gas and coal markets.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio made significant purchases in the gold sector. We increased the Portfolio’s positions in gold mining companies Agnico Eagle Mines and Goldcorp. We also increased the Portfolio’s position in fertilizers & agricultural chemicals company CF Industries.

The Portfolio’s largest sales during the reporting period were positions in oil & gas exploration & production company Marathon Oil, construction machinery & heavy trucks company Cummins, and oil & gas

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-486	MainStay VP Van Eck Global Hard Assets Portfolio

equipment & services company National Oilwell Varco. Each of these positions was entirely eliminated by the end of the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

On both an absolute and relative basis, the Portfolio sizably increased its weightings in the oil & gas exploration & production and fertilizers & agricultural chemicals subindustries. The Portfolio also increased its position in the gold subindustry.

On both an absolute and relative basis, the Portfolio sizably decreased its weightings in the diversified metals & mining and coal & consumable fuels subindustries.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2015, the Portfolio had no allocation to the integrated oil & gas subindustry, making that subindustry a substantially underweight position relative to the S&P North American Natural Resources Sector Index. As of the same date, the Portfolio’s next most substantially underweight position was in the oil & gas refining & marketing subindustry. The Portfolio also held an underweight position in the oil & gas storage & transportation subindustry.

As of December 31, 2015, the Portfolio’s most substantially overweight positions relative to the S&P North American Natural Resources Sector Index were in the oil & gas exploration & production subindustry and in the gold subindustry. As of the same date, the Portfolio also held overweight positions in the fertilizers & agricultural chemicals and diversified metals & mining subindustries.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-487

Portfolio of Investments December 31, 2015

	Shares	Value
Common Stocks 95.4%†
Bermuda 0.7%
Golar LNG, Ltd. (Oil, Gas & Consumable Fuels)	142,800	$2,254,812

Canada 14.2%
♦Agnico Eagle Mines, Ltd. (Metals & Mining)	564,793	14,842,913
Agrium, Inc. (Chemicals)	90,600	8,094,204
Eldorado Gold Corp. (Metals & Mining)	1,042,600	3,096,522
First Quantum Minerals, Ltd. (Metals & Mining)	1,655,200	6,196,383
Goldcorp, Inc. (Metals & Mining)	1,038,000	11,999,280
New Gold, Inc. (Metals & Mining) (a)	1,062,200	2,464,304
Osisko Gold Royalties, Ltd. (Metals & Mining)	47,620	470,453

		47,164,059

South Africa 0.4%
Petra Diamonds, Ltd. (Metals & Mining)	1,066,700	1,375,963

Switzerland 2.7%
Glencore PLC (Metals & Mining) (a)	6,911,430	9,218,854

United Kingdom 2.4%
Randgold Resources, Ltd., ADR (Metals & Mining)	131,300	8,131,409

United States 75.0%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	227,700	11,061,666
Baker Hughes, Inc. (Energy Equipment & Services)	164,400	7,587,060
♦CF Industries Holdings, Inc. (Chemicals)	298,100	12,165,461
♦Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	184,000	16,445,920
Commercial Metals Co. (Metals & Mining)	368,100	5,039,289
♦Concho Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	181,000	16,807,660
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)	582,400	4,600,960
♦Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	211,200	14,129,280
♦EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	205,300	14,533,187
Freeport-McMoRan, Inc. (Metals & Mining)	399,700	2,705,969
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels) (a)	229,300	5,633,901

	Shares	Value
United States (continued)
♦Halliburton Co. (Energy Equipment & Services)	390,800	$13,302,832
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	372,600	5,559,192
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels) (a)	429,900	3,434,901
Louisiana-Pacific Corp. (Paper & Forest Products) (a)	556,700	10,026,167
Nabors Industries, Ltd. (Energy Equipment & Services)	612,600	5,213,226
Newfield Exploration Co. (Oil, Gas & Consumable Fuels) (a)	325,900	10,611,304
Parsley Energy, Inc. Class A (Oil, Gas & Consumable Fuels) (a)	504,400	9,306,180
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	158,400	2,388,672
♦Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	132,800	16,650,464
RSP Permian, Inc. (Oil, Gas & Consumable Fuels) (a)	37,800	921,942
♦Schlumberger, Ltd. (Energy Equipment & Services)	236,900	16,523,775
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	233,900	1,875,878
SemGroup Corp. Class A (Oil, Gas & Consumable Fuels)	140,400	4,051,944
SM Energy Co. (Oil, Gas & Consumable Fuels)	250,400	4,922,864
SolarEdge Technologies, Inc. (Semiconductors & Semiconductor Equipment) (a)	28,600	805,662
Steel Dynamics, Inc. (Metals & Mining)	269,100	4,808,817
SunEdison, Inc. (Semiconductors & Semiconductor Equipment) (a)	353,000	1,796,770
Sunrun, Inc. (Electrical Equipment) (a)	122,200	1,438,294
Superior Energy Services, Inc. (Energy Equipment & Services)	353,000	4,754,910
Union Pacific Corp. (Road & Rail)	49,800	3,894,360
♦Valero Energy Corp. (Oil, Gas & Consumable Fuels)	202,200	14,297,562
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels) (a)	240,000	2,265,600

		249,561,669

Total Common Stocks (Cost $489,541,995)		317,706,766

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

M-488	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 4.2%
Repurchase Agreement 4.2%
United States 4.2%
Fixed Income Clearing Corp. 0.03%, dated 12/31/15 due 1/4/16 Proceeds at Maturity $13,880,559 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 6/30/20, with a Principal Amount of $14,125,000 and a Market Value of $14,072,031) (Capital Markets)	$13,880,513	$13,880,513

Total Short-Term Investment (Cost $13,880,513)		13,880,513

Total Investments (Cost $503,422,508) (b)	99.6%	331,587,279
Other Assets, Less Liabilities	0.4	1,235,632
Net Assets	100.0%	$332,822,911
(a)	Non-income producing security.

(b)	As of December 31, 2015, cost was $505,696,901 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$18,726,997
Gross unrealized depreciation	(192,836,619)

Net unrealized depreciation	$(174,109,622)

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$317,706,766	$—	$—	$317,706,766
Short-Term Investment
Repurchase Agreement	—	13,880,513	—	13,880,513

Total Investments in Securities	$317,706,766	$13,880,513	$—	$331,587,279

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

During the year ended December 31, 2015, a foreign equity security with a market value of $25,173,481 transferred from Level 2 to Level 1 as the price of this security was based on quoted prices in active markets compared with the prior year prices that were fair valued by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-489

Portfolio of Investments December 31, 2015 (continued)

The table below sets forth the diversification of MainStay VP Van Eck Global Hard Assets Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Capital Markets	$13,880,513	4.2%
Chemicals	20,259,665	6.1
Electrical Equipment	1,438,294	0.4
Energy Equipment & Services	49,770,475	14.9
Metals & Mining	70,350,156	21.1
Oil, Gas & Consumable Fuels	159,365,217	47.9
Paper & Forest Products	10,026,167	3.0
Road & Rail	3,894,360	1.2
Semiconductors & Semiconductor Equipment	2,602,432	0.8

	331,587,279	99.6
Other Assets, Less Liabilities	1,235,632	0.4

Net Assets	$332,822,911	100.0%

†	Percentages indicated are based on Portfolio net assets.

M-490	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $503,422,508)	$331,587,279
Receivables:
Investment securities sold	1,316,624
Dividends and interest	347,375
Fund shares sold	9,332

Total assets	333,260,610

Liabilities
Payables:
Manager (See Note 3)	259,645
Fund shares redeemed	115,147
Professional fees	32,824
Shareholder communication	23,111
Custodian	4,293
Trustees	432
Investment securities purchased	50
Accrued expenses	2,197

Total liabilities	437,699

Net assets	$332,822,911

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$61,840
Additional paid-in capital	611,888,892

611,950,732
Undistributed net investment income	2,505,737
Accumulated net realized gain (loss) on investments and foreign currency transactions	(109,798,279)
Net unrealized appreciation (depreciation) on investments	(171,835,229)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(50)

Net assets	$332,822,911

Initial Class
Net assets applicable to outstanding shares	$332,822,911

Shares of beneficial interest outstanding	61,840,345

Net asset value per share outstanding	$5.38

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-491

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$6,586,176
Interest	193

Total income	6,586,369

Expenses
Manager (See Note 3)	3,903,983
Professional fees	72,953
Shareholder communication	57,285
Custodian	17,507
Trustees	8,768
Miscellaneous	34,501

Total expenses	4,094,997

Net investment income (loss)	2,491,372

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(57,087,394)
Foreign currency transactions	14,475

Net realized gain (loss) on investments and foreign currency transactions	(57,072,919)

Net change in unrealized appreciation (depreciation) on:
Investments	(103,412,961)
Translation of other assets and liabilities in foreign currencies	(50)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(103,413,011)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(160,485,930)

Net increase (decrease) in net assets resulting from operations	$(157,994,558)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $133,979.

M-492	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,491,372	$2,210,262
Net realized gain (loss) on investments and foreign currency transactions	(57,072,919)	(20,596,891)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(103,413,011)	(86,819,633)

Net increase (decrease) in net assets resulting from operations	(157,994,558)	(105,206,262)

Dividends to shareholders:
From net investment income:
Initial Class	(1,584,223)	(2,294,311)

Capital share transactions:
Net proceeds from sale of shares	87,572,220	63,247,391
Net asset value of shares issued to shareholders in reinvestment of dividends	1,584,223	2,294,311
Cost of shares redeemed	(63,269,559)	(83,415,909)

Increase (decrease) in net assets derived from capital share transactions	25,886,884	(17,874,207)

Net increase (decrease) in net assets	(133,691,897)	(125,374,780)

Net Assets
Beginning of year	466,514,808	591,889,588

End of year	$332,822,911	$466,514,808

Undistributed net investment income at end of year	$2,505,737	$1,582,474

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-493

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,			February 17, 2012** through December 31,
	2015	2014	2013	2012
Net asset value at beginning of period	$8.06	$9.97	$9.08	$10.00

Net investment income (loss)	0.04	0.04	0.05	0.08
Net realized and unrealized gain (loss) on investments	(2.69)	(1.91)	0.95	(1.00)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	(2.65)	(1.87)	1.00	(0.92)

Less dividends:
From net investment income	(0.03)	(0.04)	(0.11)	—

Net asset value at end of period	$5.38	$8.06	$9.97	$9.08

Total investment return	(32.96%)	(18.81%)	10.96%	(9.20	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%	0.38%	0.46%	0.98	% ††
Net expenses	0.93%	0.93%	0.93%	0.94	% ††
Portfolio turnover rate	21%	33%	31%	24%
Net assets at end of period (in 000’s)	$332,823	$466,515	$591,890	$608,978

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-494	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, as defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is comprised of thirty separate series (each a “Portfolio” and collectively, the “Portfolios”). Effective April 29, 2011, each Portfolio that was a series of MainStay VP Series Fund, Inc., a Maryland corporation, merged into a corresponding “shell” series of the Fund. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor portfolio. Therefore, for periods prior to April 29, 2011, any historical information provided for each such Portfolio is that of the corresponding predecessor portfolio. On April 29, 2011, the Fund assumed MainStay VP Series Fund, Inc.‘s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended.

The Portfolios commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
January 23, 1984	Bond and Common Stock
January 29, 1993	Cash Management, Cornerstone Growth, Government, Income Builder and S&P 500 Index
May 1, 1995	High Yield Corporate Bond and International Equity
October 1, 1996	Convertible
May 1, 1998	ICAP Select Equity, Large Cap Growth and U.S. Small Cap
July 2, 2001	Mid Cap Core
May 2, 2005	Balanced and Floating Rate
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Unconstrained Bond
February 17, 2012	Eagle Small Cap Growth, Emerging Markets Equity, Janus Balanced, MFS® Utilities, PIMCO Real Return, T. Rowe Price Equity Income and Van Eck Global Hard Assets
May 1, 2013	Marketfield
May 1, 2015	Cushing Renaissance Advantage

Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IX, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively, the “Asset Allocation Portfolios”) which operate as “funds-of-funds.” The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of The MainStay Funds, a Massachusetts business trust, and MainStay Funds Trust, a Delaware statutory trust, for which New York Life Investment Management LLC (“New York Life Investments” or the “Manager”) also serves as manager (the “Underlying Portfolios/Funds”).

On May 13, 2003, the Board of Directors of MainStay VP Series Fund, Inc. adopted a Multiple Class Plan under which the existing shares of each of the predecessor portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. On April 5, 2011, the Board of Trustees (the “Board”) of the Fund adopted a Multiple Class Plan that is the same in all material respects as the May 13, 2003, Multiple Class Plan. Under the terms of the Multiple Class Plan, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares. Van Eck Global Hard Assets Portfolio does not offer Service Class shares.

The Service Class of each Portfolio was first offered on the dates indicated below:

Commencement of Operations	Portfolios
June 4, 2003	Bond, Government, High Yield Corporate Bond and Income Builder
June 5, 2003	Common Stock, Convertible, Cornerstone Growth, ICAP Select Equity, International Equity, Mid Cap Core, S&P 500 Index and U.S. Small Cap
June 6, 2003	Large Cap Growth
May 2, 2005	Balanced and Floating Rate
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Unconstrained Bond
February 17, 2012	Eagle Small Cap Growth, Emerging Markets Equity, Janus Balanced, MFS® Utilities, PIMCO Real Return and T. Rowe Price Equity Income
May 1, 2013	Marketfield
May 1, 2015	Cushing Renaissance Advantage

The investment objective for each Portfolio is as follows:

Balanced:  seeks total return.

Bond:  seeks total return.

Cash Management:  seeks a high level of current income while preserving capital and maintaining liquidity.

M-495

Notes to Financial Statements (continued)

Common Stock:  seeks long-term growth of capital.

Conservative Allocation:  seeks current income and, secondarily, long-term growth of capital.

Convertible:  seeks capital appreciation together with current income.

Cornerstone Growth:  seeks long-term growth of capital.

Cushing Renaissance Advantage:  seeks total return.

Eagle Small Cap Growth:  seeks long-term capital appreciation.

Emerging Markets Equity:  seeks long-term capital appreciation.

Floating Rate:  seeks high current income.

Government:  seeks current income.

Growth Allocation:  seeks long-term growth of capital.

High Yield Corporate Bond:  seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

ICAP Select Equity:  seeks total return.

Income Builder:  seeks current income consistent with reasonable opportunity for future growth of capital and income.

International Equity:  seeks long-term growth of capital.

Janus Balanced:  seeks long-term capital growth, consistent with preservation of capital and balanced current income.

Large Cap Growth:  seeks long-term growth of capital.

Marketfield:  seeks capital appreciation.

MFS® Utilities:  seeks total return.

Mid Cap Core:  seeks long-term growth of capital.

Moderate Allocation:  seeks long-term growth of capital and, secondarily, current income.

Moderate Growth Allocation:  seeks long-term growth of capital and, secondarily, current income.

PIMCO Real Return:  seeks maximum real return, consistent with preservation of real capital and prudent investment management.

S&P 500 Index:  seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

T. Rowe Price Equity Income:  seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

U.S. Small Cap:  seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

Unconstrained Bond:  seeks total return by investing primarily in domestic and foreign debt securities.

Van Eck Global Hard Assets:  seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Note 2–Significant Accounting Policies

Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Cash Management Portfolio seeks to maintain a net asset value (“NAV”) of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. The Portfolio has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so as such. An investment in the Cash Management Portfolio, and the other Portfolios, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of each Portfolio’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Portfolios (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolios’ assets and liabilities) rests with New York Life Investments, aided to whatever extent necessary by the Subadvisor(s) (as defined in Note 3(A)) to each Portfolio.

M-496	MainStay VP Funds Trust

To assess the appropriateness of security valuations, the Manager, Subadvisor(s) or the Portfolios’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price a Portfolio would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Portfolio. Unobservable inputs reflect each Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2015, the aggregate value by input level of each Portfolio’s assets and liabilities is included at the end of each Portfolio’s respective Portfolio of Investments.

The Portfolios may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Bench mark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolios generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolios may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolios’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolios’ valuation procedures are designed to value a security at the price a Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination there under would, in fact, approximate the amount that a Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security

M-497

Notes to Financial Statements (continued)

that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor(s) reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2015, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by certain Portfolios may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolios’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor(s) conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2015, no foreign equity securities held by a Portfolio were fair valued in such a manner.

Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day. Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds, as described in the paragraphs below. These securities are generally categorized as Level 1 in the hierarchy.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor(s). Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor(s) to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Securities held by the Cash Management Portfolio are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act, as amended. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

M-498	MainStay VP Funds Trust

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2015, the Floating Rate, High Yield Corporate Bond, Income Builder, PIMCO Real Return and Unconstrained Bond Portfolios held Level 3 securities with a value of $37,548,339, $3,660,000, $980,000, $1,043,280 and $8,614,304 that were valued by utilizing significant unobservable inputs.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor(s) might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or

Subadvisor(s) measures the liquidity of a Portfolio’s investments; in doing so, the Manager or Subadvisor(s) may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of each Portfolio’s investments, as shown in their respective accompanying Portfolio of Investments, was measured as of December 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2015, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of each Portfolio’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Floating Rate

All Level 3 investments held by Floating Rate Portfolio were valued by pricing services without adjustment. As of December 31, 2015, the value of these investments was $37,548,339.

High Yield Corporate Bond*
Asset Class	Fair Value at 12/31/15	Valuation Technique	Unobservable Inputs	Range/(Weighted Average)
Convertible Bonds (2)	$16,622,063	Market Approach	EBITDA Multiple	5x
			Discount Rate	12%
	1,215,562	Income Approach	Discount Rate	9%
			Liquidity Discount	20%
Corporate Bonds (2)	17,366,133	Income Approach	Estimated Yield	14%
	20,190	Market Approach	Estimated Remaining Claims/Value	$0.001
Common Stocks (4)	1,035,587	Income Approach	Liquidity Discount	20%
			Discount Rate	12%
	4,595,445	Market Approach	EBITDA Multiple	4.5x - 5.5x
			Discount Rate	7%
			Liquidity Discount	20%

	$40,854,980

*	The table above does not include certain Level 3 investments that were valued by brokers and pricing services without adjustment. As of December 31, 2015, the value of these investments was $15,603,600.

(C)  Income Taxes.  Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolios’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained

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assuming examination by taxing authorities. Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolios’ financial statements. The Portfolios’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Foreign Taxes.  The Portfolios may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

The Portfolios may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The Portfolios will accrue such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invest. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). During the year ended December 31, 2015, taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(E)  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. The Convertible, Income Builder and Unconstrained Bond Portfolios intend to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Each of the other Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares, of the applicable Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(F)  Security Transactions and Investment Income. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and include gains and losses from repayments of principal on mortgage-backed securities. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than Short-Term Investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Certain Portfolios may invest no more than 25% of their assets in securities of energy master limited partnerships (“MLPs”) that qualify as publicly traded partnerships under the Internal Revenue Code. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP, as well as adjusting the cost basis of each MLP accordingly.

Distributions received from investments in energy related U.S. and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. Each Portfolio records its investment income on the ex-date of the distributions. For financial statement purposes, the Portfolio uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the year end.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

A Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the

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collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(G)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B)), which are charged directly to the Service Class shares, are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Portfolio, including those incurred with related parties of each Portfolio, are shown on each Portfolio’s Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary. Additionally, a Portfolio may invest in shares of ETFs which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of the Underlying Portfolios/Funds and ETFs are not included in the amounts shown as expenses on each Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(H)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I)  Repurchase Agreements.  Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor(s), if any, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor(s), if any, will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(J)  Reverse Repurchase Agreements.  The PIMCO Real Return Portfolio entered into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

In June 2014, the FASB issued Accounting Standards Update 2014-11, Repurchase-to-Maturity Transaction, Repurchase Financings, and Disclosures (ASU 2014-11) that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosures requirements for certain transactions accounted for as secured borrowings, which applies to the reverse repurchase agreements held by the Portfolio. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The new disclosure requirements are included in the Portfolio’s Portfolio of Investments. As of December 31, 2015, all open reverse repurchase agreements held by the PIMCO Real Return Portfolio are shown in the Portfolio of Investments.

(K)  Loan Assignments, Participations and Commitments.   The Floating Rate Portfolio principally invests in loan assignments and participations (“loans”). The

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High Yield Corporate Bond, Income Builder, Janus Balanced, PIMCO Real Return and Unconstrained Bond Portfolios may invest in loans. Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolios record an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and record interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolios may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If a Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If a Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, a Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of a Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Portfolio’s Statement of Asset and Liabilities. As of December 31, 2015, the Portfolios did not hold any unfunded commitments.

(L)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolios are subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. A Portfolio, with the exception of the Marketfield Portfolio which settles upon the closing of the future, agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Portfolio seeks to close out a futures contract. If no liquid market exists, a Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. Each Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolios, the Portfolios may not be entitled to the return of the entire margin owed to the Portfolios, potentially resulting in a loss. A Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of December 31, 2015, all open futures contracts are shown in each applicable Portfolio’s Portfolio of Investments.

(M)  Securities Sold Short.  Certain Portfolios may engage in sales of securities they do not own (“short sales”) as part of their investment strategies. When a Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(B)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which a Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on

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the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(N)  Delayed Delivery Transactions.  Certain Portfolios may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When a Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(O)  Foreign Currency Forward Contracts.  Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. These Portfolios are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, a Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Income Builder, International Equity, Marketfield, MFS® Utilities, PIMCO Real Return and Unconstrained Bond Portfolios may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk arises because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio’s assets. Moreover, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects a Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(P)  Foreign Currency Transactions.  The Portfolios’ books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of

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differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on a Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(Q)  Swap Contracts.  Certain Portfolios may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, a Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more types of standardized swaps are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2015, all swap positions outstanding are shown in each applicable Portfolio’s Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

A Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. A Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). A Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: Certain Portfolios may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by a Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation

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matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when a Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolios’ current obligations. The Portfolios and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. A Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, a Portfolio may suffer a loss, which may be substantial.

(R)  Options Contracts.  A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to any decreases in the value of the underlying instrument. Writing covered call options tends to decrease the Portfolio’s exposure to the underlying instrument. Writing uncovered call options increases the Portfolio’s exposure to loss in the event of an increase in the value of the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. A Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

A Portfolio may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be

M-505

Notes to Financial Statements (continued)

purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

A Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risk associated with writing a foreign currency put option is that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option is that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

During the year ended December 31, 2015, Marketfield Portfolio had the following transactions in Written Options:

	Number of Contracts	Premium
Options outstanding at December 31, 2014	—	$—
Options—Canceled in closing transactions	(24,403)	(5,279,585)
Options written	31,809	5,855,638
Options exercised	(4,180)	(517,985)
Options expired	(3,226)	(58,068)
Options Outstanding at December 31, 2015	—	$—

A Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.

During the year ended December 31, 2015, PIMCO Real Return Portfolio had the following transactions in written Inflation-Capped Options, Foreign Currency Options and Options on Futures Contracts:

	Notional Amount	Premium
Options outstanding at December 31, 2014	$6,604,000	$136,498
Options written	109,533,000	479,224
Options bought back	(16,337,000)	(119,599)
Options excercised	(11,234,000)	(203,779)
Options expired	(13,491,000)	(233,916)
Options outstanding at December 31, 2015	$75,075,000	$58,428

(S)  Swaptions.  A Portfolio may enter into interest rate or credit default swaption agreements. A swaption is an option to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. The credit default swaption agreement will specify whether the buyer of the swaption will be buying protection or selling protection.

During the year ended December 31, 2015, PIMCO Real Return Portfolio had the following transactions in Interest Rate Swaptions:

	Notional Amount	Premium
Options outstanding at December 31, 2014	$7,400,000	$92,500
Options written	7,100,000	56,445
Options bought back	(7,400,000)	(92,500)
Options outstanding at December 31, 2015	$7,100,000	$56,445

During the year ended December 31, 2015, PIMCO Real Return Portfolio had the following transactions in Credit Default Swaptions:

	Notional Amount	Premium
Options outstanding at December 31, 2014	$—	$—
Options written	2,700,000	3,925
Options bought back	(800,000)	(1,645)
Options expired	(1,900,000)	(2,280)
Options outstanding at December 31, 2015	$—	$—

(T)  Dollar Rolls.  Certain Portfolios may enter into dollar roll transactions in which they sell mortgage-backed securities (“MBS”) from their portfolios to a counterparty from whom a Portfolio simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolios generally transfer MBS where the MBS are “to be announced,” therefore, the Portfolios account for these transactions as purchases and sales other than in the PIMCO Real Return Portfolio. If certain criteria are met, the entity entering into

M-506	MainStay VP Funds Trust

these transactions may be considered to be maintaining effective control over the assets transferred, and therefore these transactions may be considered financing transactions. The PIMCO Real Return Portfolio generally enters into dollar roll transactions that are considered financing transactions. In these cases the Portfolio will reverse the realized gains and losses on the sale and reclassify the difference between the sales price and the future purchase price as an adjustment to interest income. During the year ended December 31, 2015, PIMCO Real Return Portfolio’s average amount of borrowing was $181,729,332 at a weighted average interest rate of 0.29%.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

A Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(U)  Treasury Inflation-Protected Securities.  The PIMCO Real Return Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

(V)  Securities Lending.  In order to realize additional income, each Portfolio, other than the Asset Allocation and Cash Management Portfolios, may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolios’ cash collateral in accordance with a lending agreement between the Portfolios and State Street, and indemnify the

Portfolios against counterparty risk. The loans will be

collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower’s inability to return securities on loan. The Portfolios bear the risk of any loss on investment of the collateral. The Portfolios will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios. During the year ended December 31, 2015, the Portfolios did not have any portfolio securities on loan.

(W)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. A Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolios are exposed to risk until the sale or exercise of each right or warrant is completed.

(X)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(Y)  Concentration of Risk.  The High Yield Corporate Bond and Unconstrained Bond Portfolios’ principal investments may include high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Floating Rate, High Yield Corporate Bond, Income Builder, Janus Balanced, PIMCO Real Return and

Unconstrained Bond Portfolios’ principal investments may include loans which are usually rated below investment grade and are generally considered speculative because

M-507

Notes to Financial Statements (continued)

they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these securities could decline significantly.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Cushing Renaissance Advantage Portfolio, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies, (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs, and (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry. The Portfolio’s concentration in the energy sector may subject it to a variety of risks associated with that sector.

The Cushing Renaissance Advantage Portfolio may invest in MLPs. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Cash comprises U.S. dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits. The Portfolio may be subject to risk to the extent that the institutions may be unable to fulfill their obligations.

The Portfolios may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(Z)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, certain Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels or if the Portfolios fail to meet the terms of its ISDA Master Agreements. The result would cause the Portfolios to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

(AA)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(BB)  Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Balanced, Bond, Emerging Markets Equity, Government, Income Builder, Marketfield, MFS® Utilities, PIMCO Real

Return, S&P 500 Index and Unconstrained Bond Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

M-508	MainStay VP Funds Trust

Balanced

The Portfolio invested in futures contracts to help manage the duration and yield curve of the Portfolio.

Fair value of derivative instruments as of December 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$2,783	$2,783

Total Fair Value		$2,783	$2,783

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(11,399)	$(11,399)

Total Fair Value		$(11,399)	$(11,399)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(258,789)	$(258,789)

Total Realized Gain (Loss) on Derivatives Transactions		$(258,789)	$(258,789)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$20,191	$20,191

Total Change in Unrealized Appreciation (Depreciation) on Derivatives Transactions		$20,191	$20,191

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$4,451,745	$4,451,745
Futures Contracts Short (a)	$(2,116,174)	$(2,116,174)

(a)	Positions were open six months during the reporting period.

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Notes to Financial Statements (continued)

Bond

The Portfolio invested in future contracts to help manage the duration and yield curve of the Portfolio.

Fair value of derivative instruments as of December 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$27,106	$27,106

Total Fair Value		$27,106	$27,106

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(131,871)	$(131,871)

Total Fair Value		$(131,871)	$(131,871)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(748,264)	$(748,264)

Total Realized Gain (Loss) on Derivatives Transactions		$(748,264)	$(748,264)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(232,212)	$(232,212)

Total Change in Unrealized Appreciation (Depreciation) on Derivatives Transactions		$(232,212)	$(232,212)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$88,129,929	$88,129,929
Futures Contracts Short (a)	$(4,318,875)	$(4,318,875)

(a)	Positions were open one month during the reporting period.

M-510	MainStay VP Funds Trust

Emerging Markets Equity

The Portfolio engages in total return equity swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions.

Fair value of derivative instruments as of December 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Swap Contracts	Unrealized appreciation on total return equity swap contracts	$—	$7,275,881	$7,275,881

Total Fair Value		$—	$7,275,881	$7,275,881

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Swap Contracts	Unrealized depreciation on total return equity swap contracts	$—	$(7,474,355)	$(7,474,355)

Total Fair Value		$—	$(7,474,355)	$(7,474,355)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$17,991	$17,991
Swap Contracts	Net realized gain (loss) on total return equity swap transactions	—	(9,187,560)	(9,187,560)

Total Realized Gain (Loss) on Derivatives Transactions		$—	$(9,169,569)	$(9,169,569)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation (depreciation) on total return equity swap contracts	$—	$(198,474)	$(198,474)

Total Change in Unrealized Appreciation (Depreciation) on Derivatives Transactions		$—	$(198,474)	$(198,474)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Futures Contracts Long (a)	$—	$2,616,625	$2,616,625
Total Return Equity Swap Contracts Long	$—	$58,413,757	$58,413,757
Total Return Equity Swap Contracts Short (b)	$—	$(46,061,426)	$(46,061,426)

(a)	Positions were open one month during the reporting period.

(b)	Positions were open ten months during the reporting period.

M-511

Notes to Financial Statements (continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Deutsche Bank	$7,275,881	$(7,275,881)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Deutsche Bank	$7,474,355	$(7,275,881)	$(198,474)	$—

*	Represents the net amount receivable from the counterparty in the event of default.
†	Represents the net amount payable to the counterparty in the event of default.

Government

The Portfolio invested in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities.

Fair value of derivative instruments as of December 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$1,609	$1,609

Total Fair Value		$1,609	$1,609

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(19,019)	$(19,019)

Total Fair Value		$(19,019)	$(19,019)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(1,004,757)	$(1,004,757)

Total Realized Gain (Loss) on Derivatives Transactions		$(1,004,757)	$(1,004,757)

M-512	MainStay VP Funds Trust

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$173,469	$173,469

Total Change in Unrealized Appreciation (Depreciation) on Derivatives Transactions		$173,469	$173,469

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long (a)	$8,164,102	$8,164,102
Futures Contracts Short	$(30,502,794)	$(30,502,794)

(a)	Positions were open one month during the reporting period.

Income Builder

The Portfolio invested in Treasury future contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also invested in domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

Fair value of derivative instruments as of December 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$207,294	$—	$207,294
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	747,315	—	—	747,315

Total Fair Value		$747,315	$207,294	$—	$954,609

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$(152,403)	$(39,546)	$(191,949)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(507,000)	—	—	(507,000)

Total Fair Value		$(507,000)	$(152,403)	$(39,546)	$(698,949)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

M-513

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(2,408,322)	$(1,116,761)	$(3,525,083)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	5,295,361	—	—	5,295,361

Total Realized Gain (Loss) on Derivatives Transactions		$5,295,361	$(2,408,322)	$(1,116,761)	$1,770,278

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(220,948)	$(303,191)	$(524,139)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(755,184)	—	—	(755,184)

Total Change in Unrealized Appreciation (Depreciation) on Derivatives Transactions		$(755,184)	$(220,948)	$(303,191)	$(1,279,323)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk		Total
Futures Contracts Long	$—	$98,800,448	$5,860,125	(a)	$104,660,573
Futures Contracts Short (b)	$—	$—	$(175,214,151)		$(175,214,151)
Forward Contracts Long (c)	$13,245,895	$—	$—		$13,245,895
Forward Contracts Short	$(63,903,343)	$—	$—		$(63,903,343)

(a)	Positions were open three months during the reporting period.

(b)	Positions were open eleven months during the reporting period.

(c)	Positions were open six months during the reporting period.

Marketfield

The Portfolio invested in options and futures contracts in order to gain exposure to that portion of the market and to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. The Portfolio invested in credit default swap contracts in order to provide a measure of protection against defaults of sovereign or corporate issuers.

Fair value of derivative instruments as of December 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Swap Contracts	Premiums paid for swap contracts	$168,118	$—	$—	$—	$168,118
Swap Contracts	Unrealized appreciation on swap contracts	111,063	—	112,062	—	223,125

Total Fair Value		$279,181	$—	$112,062	$—	$391,243

M-514	MainStay VP Funds Trust

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts	$—	$—	$(100,262)	$—	$(100,262)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(441,423)	—	—	(441,423)

Total Fair Value		$—	$(441,423)	$(100,262)	$—	$(541,685)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	Net realized gain (loss) on investment transactions	$—	$(381,306)	$—	$—	$(381,306)
Purchased Options	Net realized gain (loss) on investment transactions	—	—	(500,751)	(2,459,982)	(2,960,733)
Written Options	Net realized gain (loss) on written option transactions	—	—	200,108	334,665	534,773
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(6,337,789)	(707,890)	(7,045,679)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	685,101	—	—	685,101
Swap Contracts	Net realized gain (loss) on swap transactions	(93,940)	—	—	—	(93,940)

Total Realized Gain (Loss) on Derivatives Transactions		$(93,940)	$303,795	$(6,638,432)	$(2,833,207)	$(9,261,784)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	Net change in unrealized appreciation (depreciation) on investments	$—	$(494,507)	$—	$—	$(494,507)
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	—	—	116,064	—	116,064
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	2,325,364	—	2,325,364
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	199,972	—	112,062	—	312,034
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(441,423)	—	—	(441,423)

Total Change in Unrealized Appreciation (Depreciation) on Derivatives Transactions		$199,972	$(935,930)	$2,553,490	$—	$1,817,532

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk		Interest Rate Contracts Risk		Total
Purchased Currency Options (a)	$—	$170,002,457	$—		$—		$170,002,457
Purchased Options	$—	$—	$928,618	(b)	$929,333	(c)	$1,857,951
Swap Contracts	$4,497,068	$—	$2,163,241	(c)	$—		$6,660,309
Written Options	$—	$—	$(347,470	)(d)	$(744,000	)(e)	$(1,091,470)
Futures Contracts Long	$—	$—	$41,251,331	(b)	$114,977	(f)	$41,366,308
Futures Contracts Short	$—	$—	$(40,272,867	)(g)	$—		$(40,272,867)
Forward Contracts Long (f)	$—	$7,781,904	$—		$—		$7,781,904
Forward Contracts Short (a)	$—	$(43,471,103)	$—		$—		$(43,471,103)

(a)	Positions were open seven months during the reporting period.

(b)	Positions were open eleven months during the reporting period.

M-515

Notes to Financial Statements (continued)

(c)	Positions were open three months during the reporting period.

(d)	Positions were open ten months during the reporting period.

(e)	Positions were open one month during the reporting period.

(f)	Positions were open two months during the reporting period.

(g)	Positions were open nine months during the reporting period.

MFS® Utilities

The Portfolio invested in foreign currency forward contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

Fair value of derivative instruments as of December 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$5,500,204	$5,500,204

Total Fair Value		$5,500,204	$5,500,204

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(145,734)	$(145,734)

Total Fair Value		$(145,734)	$(145,734)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$(106,846)	$(106,846)

Total Realized Gain (Loss) on Derivatives Transactions		$(106,846)	$(106,846)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$(490,979)	$(490,979)

Total Change in Unrealized Appreciation (Depreciation) on Derivatives Transactions		$(490,979)	$(490,979)

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long	$14,768,120	$14,768,120
Forward Contracts Short	$(156,452,815)	$(156,452,815)

M-516	MainStay VP Funds Trust

PIMCO Real Return

The Portfolio invested in futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio securities. The Portfolio invested in inflation rate swaps to defend against potential rising interest rates. The Portfolio invested in credit default swap contracts in order to provide a measure of protection against defaults of sovereign or corporate issuers. The Portfolio also invested in foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. The Portfolio wrote call options to decrease the Portfolio’s exposure to underlying instruments.

Fair value of derivative instruments as of December 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Investments in securities, at value	$—	$—	$87,346	$87,346
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, investments sold short, swap contracts, futures contracts and written options (a)	—	—	169,583	169,583
Swap Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, investments sold short, swap contracts, futures contracts and written options (b)	—	—	875,552	875,552
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	1,986,032	—	1,986,032

Total Fair Value		$—	$1,986,032	$1,132,481	$3,118,513

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Investments in written options, at value	$—	$—	$(98,631)	$(98,631)
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, investments sold short, swap contracts, futures contracts and written options (a)	—	—	(58,713)	(58,713)
Swap Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, investments sold short, swap contracts, futures contracts and written options (b)	(1,321)	—	(3,354,439)	(3,355,760)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(867,849)	—	(867,849)

Total Fair Value		$(1,321)	$(867,849)	$(3,511,783)	$(4,380,953)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investments/security transactions	$—	$—	$(108,206)	$(108,206)
Written Options	Net realized gain (loss) on written option transactions	3,925	101,134	43,258	148,317
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(2,000,490)	(2,000,490)
Swap Contracts	Net realized gain (loss) on swap transactions	103,598	—	(3,854,281)	(3,750,683)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	(137,562)	—	(137,562)

Total Realized Gain (Loss) on Derivatives Transactions		$107,523	$(36,428)	$(5,919,719)	$(5,848,624)

M-517

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$12,207	$12,207
Written Options	Net change in unrealized appreciation (depreciation) on written options	—	(24,068)	15,956	(8,112)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	60,975	60,975
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	4,494	—	1,009,887	1,014,381
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(1,791,889)	—	(1,791,889)

Total Change in Unrealized Appreciation (Depreciation) on Derivatives Transactions		$4,494	$(1,815,957)	$1,099,025	$(712,438)

Average Notional Amount

	Credit Contracts Risk		Foreign Exchange Contracts Risk		Interest Rate Contracts Risk		Total
Written Options	$(1,350,000	)(a)	$(6,086,600	)(b)	$(23,207,714	)(c)	$(30,644,314)
Written Inflation-Capped Options	$—		$—		$(933,333)		$(933,333)
Purchased Options (d)	$—		$—		$15,202,591		$15,202,591
Interest Rate Swaption Contracts (e)	$—		$—		$(7,400,000)		$(7,400,000)
Futures Contracts Long	$—		$—		$16,576,529		$16,576,529
Futures Contracts Short	$—		$—		$(165,245,632)		$(165,245,632)
Swap Contracts	$8,738,768	(d)	$—		$142,953,213		$151,691,981
Forward Contracts Long	$—		$42,748,271		$—		$42,748,271
Forward Contracts Short	$—		$(111,162,571)		$—		$(111,162,571)

(a)	Positions were open four months during the reporting period.

(b)	Positions were open five months during the reporting period.

(c)	Positions were open seven months during the reporting period.

(d)	Positions were open eleven months during the reporting period.

(e)	Positions were open one month during the reporting period.

S&P 500 Index

The Portfolio invested in futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

Fair value of derivative instruments as of December 31, 2015:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(2,960,944)	$(2,960,944)

Total Fair Value		$(2,960,944)	$(2,960,944)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

M-518	MainStay VP Funds Trust

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$11,144,760	$11,144,760

Total Realized Gain (Loss) on Derivatives Transactions		$11,144,760	$11,144,760

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(3,297,372)	$(3,297,372)

Total Change in Unrealized Appreciation (Depreciation) on Derivatives Transactions		$(3,297,372)	$(3,297,372)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$136,784,175	$136,784,175

Unconstrained Bond

The Portfolio invested in Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. The Portfolio also invested in interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Portfolio, rather than directly investing in an instrument yielding that desired return and to hedge against credit and interest rate risk.

Fair value of derivative instruments as of December 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (a)	$—	$—	$813,199	$813,199
Swap Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (b)	—	—	2,191,969	2,191,969
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	272,242	—	272,242

Total Fair Value		$—	$272,242	$3,005,168	$3,277,410

M-519

Notes to Financial Statements (continued)

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Swap Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (b)	$(135,128)	$—	$—	$(135,128)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(109,709)	—	(109,709)

Total Fair Value		$(135,128)	$(109,709)	$—	$(244,837)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation(depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(3,929,072)	$(3,929,072)
Swap Contracts	Net realized gain (loss) on swap transactions	(138,614)	—	(5,786,881)	(5,925,495)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	1,813,214	—	1,813,214

Total Realized Gain (Loss) on Derivatives Transactions		$(138,614)	$1,813,214	$(9,715,953)	$(8,041,353)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$499,776	$499,776
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(69,619)	—	2,293,192	2,223,573
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(209,964)	—	(209,964)

Total Change in Unrealized Appreciation (Depreciation) on Derivatives Transactions		$(69,619)	$(209,964)	$2,792,968	$2,513,385

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short	$—	$—	$(401,807,251)	$(401,807,251)
Swap Contracts	$5,517,104	$—	$795,750,000	$801,267,104
Forward Contracts Long (a)	$—	$6,877,831	$—	$6,877,831
Forward Contracts Short	$—	$(20,105,042)	$—	$(20,105,042)

(a)	Positions were open four months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolios’ investment manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). New York Life Investments manages the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios directly without the use of a subadvisor.

M-520	MainStay VP Funds Trust

Candriam Belgium (“Candriam”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to a portion of the Emerging Markets Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Cornerstone Capital Management LLC (“Cornerstone Capital”), a registered investment adviser, serves as the Subadvisor to the Cornerstone Growth Portfolio (formerly known as Growth Equity Portfolio) pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) (formerly Madison Square Investors LLC), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Common Stock, International Equity, Mid Cap Core and the S&P 500 Index Portfolios as well as the equity portion of the Balanced Portfolio and a portion of the Emerging Markets Equity Portfolio, pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Cushing® Asset Management, LP (“Cushing”), a registered investment adviser, serves as Subadvisor to the Cushing Renaissance Advantage Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Dimensional Fund Advisors LP and DuPont Capital Management Corporation, each a registered investment adviser, served as Subadvisors to the Emerging Markets Equity Portfolio and managed a portion of the Portfolio’s assets, as designated by New York Life Investments. Each Subadvisor was responsible for the day-today portfolio management of the Portfolio with respect to its allocated portion of the Portfolio’s assets through January 12, 2015, when their services were terminated.

Eagle Asset Management, Inc. (“Eagle”), a registered investment adviser, serves as Subadvisor to the Eagle Small Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Epoch Investment Partners, Inc. (“Epoch”), a registered investment adviser, serves as Subadvisor to the U.S. Small Cap Portfolio and the equity portion of the Income Builder Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Institutional Capital LLC (“ICAP”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Select Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Janus Capital Management LLC (“Janus”), a registered investment adviser and wholly owned subsidiary of Janus Capital Group, Inc. (“JCGI”), serves as Subadvisor to the Janus Balanced Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to Convertible, Government, High Yield Corporate Bond and Unconstrained Bond Portfolios, as well as the overall asset allocation and fixed-income portion of Income Builder Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Marketfield Asset Management LLC (“Marketfield”), a registered investment adviser, serves as Subadvisor to the Marketfield Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments. (See Note 13)

Massachusetts Financial Services Company (“MFS®”), a registered investment adviser and an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), serves as Subadvisor to the MFS® Utilities Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

NYL Investors LLC (“NYL Investors”), a registered investment adviser and a direct wholly-owned subsidiary of New York Life, serves as Subadvisor to the fixed-income portion of the Balanced Portfolio and the Bond, Cash Management and Floating Rate Portfolios, pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pacific Investment Management Company LLC (“PIMCO”), a registered investment adviser, serves as Subadvisor to the PIMCO Real Return Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), a registered investment adviser, serves as Subadvisor to the T. Rowe Price Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Van Eck Associates Corporation (“Van Eck”), a registered investment adviser, serves as Subadvisor to the Van Eck Global Hard Assets Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Winslow Capital Management, Inc. (“Winslow”), a registered investment adviser, serves as Subadvisor to the Large Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.

Pursuant to the Management Agreement referenced above, New York Life Investments also serves as administrator for the Portfolios. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolios and

M-521

Notes to Financial Statements (continued)

the operational expenses of the Portfolios. The Portfolios reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Portfolios. For more information on the Portfolios’ methodology for allocating expenses, see Note 2(G).

State Street provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios’ administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios’ investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. From time to time, New York Life Investments may voluntarily limit the Cash Management Portfolio’s expenses to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This limitation may be revised or terminated by New York Life Investments at any time without notice.

Portfolio	Annual Rate on Average Daily Net Assets		Effective Management Fee Rate*
Balanced	0.70%	(a)	0.70%
Bond	0.50%	(b)	0.48%
Cash Management	0.45%	(c)	0.44%
Common Stock	0.55%	(d)	0.54%
Conservative Allocation	0.00%		0.00%
Convertible	0.60%	(e)	0.59%
Cornerstone Growth	0.70%	(f)	0.70%
Cushing Renaissance Advantage	1.25%		1.25%
Eagle Small Cap Growth	0.81%	(g)	0.81%
Emerging Markets Equity	1.10%	(h)	1.10%
Floating Rate	0.60%	(i)	0.60%
Government	0.50%	(j)	0.50%
Growth Allocation	0.00%		0.00%
High Yield Corporate Bond	0.57%	(k)	0.56%
ICAP Select Equity	0.80%	(l)	0.76%
Income Builder	0.57%	(m)	0.57%

Portfolio	Annual Rate on Average Daily Net Assets		Effective Management Fee Rate*
International Equity	0.89%	(n)	0.89%
Janus Balanced	0.55%	(o)	0.55%
Large Cap Growth	0.75%	(p)	0.74%
Marketfield	1.40%	(q)	1.40%
MFS® Utilities	0.73%	(r)	0.72%
Mid Cap Core	0.85%	(s)	0.85%
Moderate Allocation	0.00%		0.00%
Moderate Growth Allocation	0.00%		0.00%
PIMCO Real Return	0.50%		0.50%
S&P 500 Index	0.25%	(t)	0.24%
T. Rowe Price Equity Income	0.75%	(u)	0.74%
Unconstrained Bond	0.60%	(v)	0.58%
U.S. Small Cap	0.80%	(w)	0.77%
Van Eck Global Hard Assets	0.89%	(x)	0.89%

*	The effective management fee rate is exclusive of any applicable waivers/reimbursements.

(a)	Up to $1 billion; 0.65% from $1 billion to $2 billion and 0.60% in excess of $2 billion.

(b)	Up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion and 0.44% in excess of $3 billion. Prior to May 1, 2015 the management fee rate was 0.45% in excess of $1 billion.

(c)	Up to $500 million; 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion. From time to time, New York Life Investments may limit expenses of the Portfolio to the extent it deems appropriate to enhance the yield of the Portfolio during periods when expenses have a significant impact on the yield of the Portfolio because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by New York Life Investments at any time without notice. During the year ended December 31, 2015, New York Life Investments waived its fees in the amount of $1,862,721.

(d)	Up to $500 million; 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(e)	Up to $500 million; 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(f)	Up to $500 million; 0.675% from $500 million to $1 billion and 0.65% in excess of $1 billion.

(g)	New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2016 and may only be amended or terminated prior to that date by action of the Board.

(h)	Up to $1 billion and 1.09% in excess of $1 billion. Prior to May 1, 2015 the management fee rate was 1.20%.

(i)	Up to $1 billion; 0.575% from $1 billion to $3 billion and 0.565% in excess of $3 billion.

(j)	Up to $500 million; 0.475% on assets from $500 million to $1 billion and 0.45% in excess of $1 billion.

M-522	MainStay VP Funds Trust

(k)	Up to $1 billion; 0.55% from $1 billion to $5 billion and 0.525% in excess of $5 billion.

(l)	Up to $250 million; 0.75% from $250 million to $1 billion and 0.74% in excess of $1 billion.

(m)	Up to $1 billion and 0.55% in excess of $1 billion.

(n)	Up to $500 million and 0.85% in excess of $500 million.

(o)	New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2016. During the year ended December 31, 2015, New York Life Investments waived its fees in the amount of $9,581.

(p)	Up to $500 million; 0.725% from $500 million to $750 million, 0.71% from $750 million to $1 billion, 0.70% from $1 billion to $2 billion, 0.66% from $2 billion to $3 billion, 0.61% from $3 billion to $7 billion, 0.585% from $7 billion to $9 billion and 0.575% in excess of $9 billion. New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the MainStay VP Large Cap Growth Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time. During the year ended December 31, 2015, New York Life Investments waived its fees in the amount of $13,655.

(q)	Up to $7.5 billion; 1.38% from $7.5 billion to $15 billion and 1.36% in excess of $15 billion. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses, so that total annual operating expenses do not exceed 1.60% (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Initial Class shares. New York Life Investments has voluntarily agreed to waive a portion of its management fee so that the management fee rate will be 1.34% on assets over $22.5 billion. This waiver may be discontinued by New York Life Investments at any time. New York Life Investments has agreed to apply an equivalent waiver or reimbursement in an equal to the number of basis points waived for the Initial Class shares to the Service Class shares. This agreement expires on May 1, 2016 and may not be amended or terminated prior to that date.

(r)	Up to $1 billion and 0.70% in excess of $1 billion.

(s)	Up to $1 billion and 0.80% in excess of $1 billion. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.86% for the Initial Class shares. New York Life Investments has agreed to apply an equivalent waiver or reimbursement in an equal to the number of basis points to the Service Class shares. This agreement expires on May 1, 2016 and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2015, New York Life Investments waived its fees in the amount of $203,860.

(t)	Up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion and 0.20% in excess of $3 billion.

(u)	Up to $500 million and 0.725% on assets in excess of $500 million. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.85% for Initial Class and 1.10% for Service Class. This agreement expires on May 1, 2016 and may not be amended or terminated prior to that date. During the year ended December 31, 2015, New York Life Investments did not waive any fees.

(v)	Up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion and 0.475% in excess of $5 billion. Prior to May 1, 2015, the management fee rate was 0.50% in excess of $1 billion.

(w)	Up to $200 million; 0.75% from $200 million to $500 million; 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion.

(x)	Up to $1 billion and 0.88% in excess of $1 billion.

(B)  Distribution and Service Fees.  NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life, serves as distributor to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement. With respect to the Service Class shares of all Portfolios offering such shares, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each applicable Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2015, purchases and sales transactions, income earned from investments and percentage of outstanding shares of Affiliated Investment Companies were as follows:

Conservative Allocation

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay Cushing MLP Premier Fund Class I	$—	$8,386	$(728)	$—	$—	$5,256	1.3
MainStay Cushing Renaissance Advantage Fund Class I	8,896	10,992	(20,005)	10	—	—	—
MainStay Cushing Royalty Energy Income Fund Class I	6,014	168	(5,730)	—	—	—	—

M-523

Notes to Financial Statements (continued)

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay Emerging Markets Opportunities Fund Class I	$9,490	$3,541	$(8,791)	$104	$—	$3,139	3.0
MainStay Epoch Global Choice Fund Class I	26,999	6,450	(4,246)	223	1,234	27,454	12.0
MainStay Epoch U.S. All Cap Fund Class I	27,180	8,149	(7,043)	265	2,593	24,867	3.6
MainStay High Yield Opportunities Fund Class I	—	4,580	—	—	—	4,594	2.1
MainStay ICAP Equity Fund Class I	25,957	6,404	(16,640)	149	2,468	12,994	1.5
MainStay ICAP International Fund Class I	26,273	16,843	(8,022)	473	—	33,328	2.0
MainStay International Opportunities Fund Class I	22,176	14,541	(4,605)	249	—	32,238	5.4
MainStay MAP Fund Class I	32,612	9,689	(10,529)	322	4,209	26,684	2.5
MainStay Short Duration High Yield Fund Class I	39,919	8,142	(8,305)	2,015	—	38,038	10.2
MainStay Total Return Bond Fund Class I	36,638	6,404	(4,604)	1,145	—	36,717	3.8
MainStay U.S. Equity Opportunities Fund Class I	29,203	5,917	(9,279)	22	554	26,848	3.8
MainStay VP Bond Portfolio Initial Class	300,332	93,338	(92,690)	7,467	115	294,308	41.6
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	—	21,357	(11,775)	37	—	5,452	9.3
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	15,732	18,086	(12,840)	—	2,733	17,189	5.4
MainStay VP Emerging Markets Equity Portfolio Initial Class	9,420	13,063	(4,129)	209	—	15,403	7.6
MainStay VP Floating Rate Portfolio Initial Class	50,696	13,516	(6,958)	2,078	—	55,351	24.5
MainStay VP High Yield Corporate Bond Portfolio Initial Class	30,792	26,200	(5,251)	1,839	—	49,229	7.7
MainStay VP International Equity Portfolio Initial Class	8,690	5,291	(1,880)	107	—	12,658	5.2
MainStay VP Large Cap Growth Portfolio Initial Class	31,445	15,077	(13,526)	—	3,619	31,265	7.0
MainStay VP Marketfield Portfolio Initial Class	17,723	960	(17,995)	—	—	—	—
MainStay VP Mid Cap Core Portfolio Initial Class	12,810	19,415	(1,335)	136	3,328	26,304	5.2
MainStay VP PIMCO Real Return Portfolio Initial Class	—	16,000	(888)	627	—	13,809	20.1
MainStay VP S&P 500 Index Portfolio Initial Class	—	87,838	(53,190)	636	541	35,310	3.5
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	39,041	10,234	(14,089)	616	1,901	30,376	6.4
MainStay VP Unconstrained Bond Portfolio Initial Class	36,389	4,795	(11,709)	1,140	—	27,622	21.4
MainStay VP U.S. Small Cap Portfolio Initial Class	13,148	19,922	(3,097)	111	2,115	26,766	9.5
Total	$857,575	$475,298	$(359,879)	$19,980	$25,410	$913,199

Growth Allocation
Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay Cushing MLP Premier Fund Class I	$—	$7,775	$(1,082)	$—	$—	$4,936	1.2
MainStay Cushing Renaissance Advantage Fund Class I	22,117	5,027	(27,234)	16	—	—	—
MainStay Cushing Royalty Energy Income Fund Class I	3,983	681	(4,372)	—	—	—	—
MainStay Emerging Markets Opportunities Fund Class I	16,461	8,758	(16,466)	217	—	6,620	6.3
MainStay Epoch Global Choice Fund Class I	18,124	7,101	(1,662)	178	986	22,061	9.7
MainStay Epoch U.S. All Cap Fund Class I	45,777	24,172	(5,404)	598	5,844	56,804	8.3
MainStay ICAP Equity Fund Class I	45,539	15,080	(18,721)	353	5,851	35,250	4.1
MainStay ICAP International Fund Class I	46,996	30,018	(11,822)	975	—	61,213	3.6
MainStay International Opportunities Fund Class I	39,669	20,603	(4,603)	475	—	55,432	9.3
MainStay MAP Fund Class I	54,471	23,592	(8,715)	677	8,853	58,214	5.5
MainStay U.S. Equity Opportunities Fund Class I	50,711	13,639	(5,802)	48	1,201	60,240	8.6
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	—	39,387	(13,638)	128	—	18,828	32.3
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	31,071	26,937	(14,083)	—	5,270	37,804	11.8
MainStay VP Emerging Markets Equity Portfolio Initial Class	16,338	22,962	(1,109)	427	—	32,412	15.9
MainStay VP International Equity Portfolio Initial Class	15,526	7,771	(2,537)	191	—	21,597	8.9
MainStay VP Large Cap Growth Portfolio Initial Class	51,242	40,675	(14,746)	—	8,590	72,430	16.2
MainStay VP Marketfield Portfolio Initial Class	11,879	1,971	(13,325)	—	—	—	—
MainStay VP Mid Cap Core Portfolio Initial Class	25,064	39,910	(942)	287	7,016	54,483	10.8
MainStay VP S&P 500 Index Portfolio Initial Class	14,263	25,266	(19,722)	206	175	19,666	1.9
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	61,706	25,459	(7,938)	1,253	3,863	69,288	14.6
MainStay VP U.S. Small Cap Portfolio Initial Class	27,274	29,489	(1,734)	220	4,191	48,904	17.3
Total	$598,211	$416,273	$(195,657)	$6,249	$51,840	$736,182

M-524	MainStay VP Funds Trust

Moderate Allocation
Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay Cushing MLP Premier Fund Class I	$—	$9,997	$(145)	$—	$—	$6,789	1.7
MainStay Cushing Renaissance Advantage Fund Class I	17,793	3,020	(20,946)	13	—	—	—
MainStay Cushing Royalty Energy Income Fund Class I	7,587	412	(7,411)	—	—	—	—
MainStay Emerging Markets Opportunities Fund Class I	18,413	4,457	(14,000)	225	—	6,831	6.5
MainStay Epoch Global Choice Fund Class I	35,450	5,307	(3,378)	288	1,596	35,117	15.4
MainStay Epoch U.S. All Cap Fund Class I	62,374	12,057	(8,089)	626	6,118	58,419	8.5
MainStay High Yield Opportunities Fund Class I	—	5,869	—	—	—	5,887	2.7
MainStay ICAP Equity Fund Class I	57,355	11,753	(23,974)	413	6,613	37,714	4.4
MainStay ICAP International Fund Class I	56,197	20,985	(10,931)	934	—	62,782	3.7
MainStay International Opportunities Fund Class I	47,434	18,706	(5,769)	482		60,674	10.1
MainStay MAP Fund Class I	72,495	16,477	(15,592)	731	9,554	61,706	5.9
MainStay Short Duration High Yield Fund Class I	37,284	5,696	(3,464)	1,854	—	37,904	10.1
MainStay Total Return Bond Fund Class I	48,085	7,079	(5,874)	1,449	—	47,118	4.9
MainStay U.S. Equity Opportunities Fund Class I	65,865	6,727	(13,684)	50	1,243	61,249	8.7
MainStay VP Bond Portfolio Initial Class	214,141	85,568	(92,559)	5,207	80	202,680	28.7
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	—	24,831	(13,378)	48	—	6,985	12.0
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	11,718	17,854	(12,347)	—	2,523	13,816	4.3
MainStay VP Emerging Markets Equity Portfolio Initial Class	18,276	19,129	(2,715)	408	—	29,199	14.3
MainStay VP Floating Rate Portfolio Initial Class	36,165	11,802	(4,976)	1,476	—	41,613	18.4
MainStay VP High Yield Corporate Bond Portfolio Initial Class	25,202	27,916	(7,220)	1,451	—	43,902	6.8
MainStay VP International Equity Portfolio Initial Class	18,578	6,022	(1,819)	206	—	23,827	9.8
MainStay VP Large Cap Growth Portfolio Initial Class	77,550	26,076	(24,149)	—	9,111	75,133	16.8
MainStay VP Marketfield Portfolio Initial Class	23,001	460	(22,566)	—	—	—	—
MainStay VP Mid Cap Core Portfolio Initial Class	27,629	28,047	(3,054)	248	6,066	44,201	8.7
MainStay VP PIMCO Real Return Portfolio Initial Class	—	20,479	(1,163)	792	—	17,668	25.7
MainStay VP S&P 500 Index Portfolio Initial Class	3,568	112,098	(66,029)	876	745	50,283	4.9
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	79,941	16,819	(18,177)	1,329	4,097	68,161	14.4
MainStay VP Unconstrained Bond Portfolio Initial Class	47,765	4,275	(14,638)	1,437	—	35,078	27.1
MainStay VP U.S. Small Cap Portfolio Initial Class	14,436	28,543	(737)	160	3,059	37,617	13.3
Total	$1,124,302	$558,461	$(418,784)	$20,703	$50,805	$1,172,353

Moderate Growth Allocation
Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay Cushing MLP Premier Fund Class I	$—	$15,584	$(161)	$—	$—	$10,331	2.6
MainStay Cushing Renaissance Advantage Fund Class I	49,272	1,897	(51,495)	32	—	—	—
MainStay Cushing Royalty Energy Income Fund Class I	11,290	908	(11,361)	—	—	—	—
MainStay Emerging Markets Opportunities Fund Class I	39,758	7,652	(28,719)	473	—	14,363	13.7
MainStay Epoch Global Choice Fund Class I	56,990	8,177	(3,900)	473	2,623	57,463	25.1
MainStay Epoch U.S. All Cap Fund Class I	127,327	18,867	(11,789)	1,257	12,282	118,059	17.2
MainStay High Yield Opportunities Fund Class I	—	9,607	—	—	—	9,636	4.5
MainStay ICAP Equity Fund Class I	105,084	18,498	(36,615)	784	12,346	72,800	8.4
MainStay ICAP International Fund Class I	125,787	36,829	(19,123)	2,106	—	135,515	7.9
MainStay International Opportunities Fund Class I	106,172	33,662	(9,188)	1,068	—	131,274	21.9
MainStay MAP Fund Class I	141,729	27,590	(20,777)	1,468	19,196	124,592	11.8
MainStay Short Duration High Yield Fund Class I	58,129	17,592	(10,338)	3,047	—	62,726	16.7
MainStay Total Return Bond Fund Class I	51,978	74,150	(93,970)	1,535	—	30,213	3.1
MainStay U.S. Equity Opportunities Fund Class I	130,588	7,147	(14,287)	104	2,589	127,832	18.2
MainStay VP Bond Portfolio Initial Class	78	20,357	(20,222)	62	1	218	0.0	‡

M-525

Notes to Financial Statements (continued)

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	$—	$60,125	$(21,449)	$181	$—	$26,354	45.2
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	65,578	45,034	(27,779)	—	10,333	70,601	22.1
MainStay VP Emerging Markets Equity Portfolio Initial Class	39,460	37,798	(1,205)	902	—	64,269	31.5
MainStay VP Floating Rate Portfolio Initial Class	50,704	25,814	(11,665)	2,337	—	62,557	27.7
MainStay VP High Yield Corporate Bond Portfolio Initial Class	33,945	47,447	(12,370)	2,335	—	65,850	10.3
MainStay VP International Equity Portfolio Initial Class	41,590	10,673	(3,103)	454	—	51,457	21.2
MainStay VP Large Cap Growth Portfolio Initial Class	144,417	44,012	(34,270)	—	17,485	145,777	32.5
MainStay VP Marketfield Portfolio Initial Class	36,096	1,604	(36,236)	—	—	—	—
MainStay VP Mid Cap Core Portfolio Initial Class	76,053	57,044	(561)	614	15,005	111,993	22.1
MainStay VP PIMCO Real Return Portfolio Initial Class	—	35,104	(3,401)	1,296	—	28,995	42.2
MainStay VP S&P 500 Index Portfolio Initial Class	8,528	183,658	(104,220)	1,560	1,327	88,831	8.7
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	154,148	30,126	(19,583)	2,706	8,345	142,983	30.2
MainStay VP Unconstrained Bond Portfolio Initial Class	76,580	10,525	(25,641)	2,367	—	57,596	44.5
MainStay VP U.S. Small Cap Portfolio Initial Class	76,445	47,554	(9,095)	481	9,172	101,167	35.9
Total	$1,807,726	$935,035	$(642,523)	$27,642	$110,704	$1,913,452

Floating Rate
Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay High Yield Corporate Bond Fund Class I	$1,858	$6,000	$—	$470	$—	$7,177	0.1

‡	Less than one-tenth of a percent.

Marketfield

On March 23, 2015, the total seed shares in the amount of $9,818,712 held on behalf of New York Life was redeemed from the Marketfield Portfolio.

(D)  Capital.  As of December 31, 2015, New York Life and its affiliates beneficially held shares of the Cushing Renaissance Advantage Portfolio with values and percentages of net assets as follows:

Initial Class	$745,112	1.3%
Service Class	19,086	0.3

Note 4–Federal Income Tax

As of December 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Portfolio	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciated (Depreciation)	Total Accumulated Gain (Loss)
Balanced	$4,892,868	$13,137,298	$11,238	$12,713,600	$30,755,004
Bond	26,377,359	1,808,086	—	(4,642,341)	23,543,104
Cash Management	164	(122)	—	—	42
Common Stock	11,106,299	46,357,263	—	71,358,866	128,822,428
Conservative Allocation	20,586,706	18,171,851	(22,823,260)	(65,424,363)	(49,489,066)
Convertible	14,269,182	23,338,233	166,740	14,979,969	52,754,124
Cornerstone Growth	549,413	34,654,608	—	21,958,514	57,162,535
Cushing Renaissance Advantage	—	(17,735,370)	(705,426)	(10,774,097)	(29,214,893)
Eagle Small Cap Growth	—	18,290,659	—	33,882,915	52,173,574
Emerging Markets Equity	1,346,172	(113,544,468)	(32,086)	(36,162,978)	(148,393,360)
Floating Rate	240,694	(13,847,093)	(85,708)	(41,657,109)	(55,349,216)
Government	6,106,863	(2,559,349)	—	5,615,035	9,162,549

M-526	MainStay VP Funds Trust

Portfolio	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciated (Depreciation)	Total Accumulated Gain (Loss)
Growth Allocation	$11,264,842	$50,804,283	$(33,161,001)	$(74,085,912)	$(45,177,788)
High Yield Corporate Bond	161,975,281	(69,286,537)	(734,411)	(225,959,053)	(134,004,720)
ICAP Select Equity	63,695,830	118,550,185	—	(36,517,793)	145,728,222
Income Builder	5,674,972	3,717,297	46,325	(9,358,972)	79,622
International Equity	2,928,130	(81,347,777)	(16,677)	77,158,813	(1,277,511)
Janus Balanced	15,273,542	49,947,224	(4,295)	107,648,472	172,864,943
Large Cap Growth	—	75,558,233	—	160,568,711	236,126,944
Marketfield	—	(76,668,101)	—	14,263,227	(62,404,874)
MFS® Utilities	40,897,302	36,091,315	117,388	(157,034,876)	(79,928,871)
Mid Cap Core	7,127,958	65,782,906	106,322	31,239,585	104,256,771
Moderate Allocation	23,811,936	50,300,762	(41,431,014)	(75,541,467)	(42,859,783)
Moderate Growth Allocation	36,881,685	117,619,835	(58,496,312)	(122,234,581)	(26,229,373)
PIMCO Real Return	4,592,237	(56,555,307)	—	(32,032,380)	(83,995,450)
S&P 500 Index	25,014,332	37,907,709	48,747	733,136,474	796,107,262
T. Rowe Price Equity Income	15,036,007	52,856,574	34,692	37,531,325	105,458,598
Unconstrained Bond	3,872,438	(17,801,104)	6,774	(47,453,617)	(61,375,509)
U.S. Small Cap	2,061,840	23,448,527	42,084	18,321,283	43,873,734
Van Eck Global Hard Assets	2,505,714	(107,523,886)	—	(174,109,649)	(279,127,821)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, return of capital distributions received, Passive Foreign Investment Companies (“PFICs”), partnerships, Treasury Inflation Protection securities, short sale adjustments, modified debt instruments, swaps, marked to market adjustments on derivatives, Contingent Payment Debt Instruments (“CPDIs”), Real Estate Investment Trusts (“REITs”) and deemed dividends on convertible investments.

The other temporary differences are primarily due to loss deferrals from related party transactions, CPDI, foreign taxes payable, trust preferred securities, deferred dividends from REITs and defaulted bond income accruals.

Certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital and/or ordinary losses that arose after October 31, 2015, as if they arose on January 1, 2016.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2015 were not affected.

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-in Capital
Balanced	$—	$—	$—
Bond	1,736,854	(1,736,854)	—
Cash Management	—	—	—
Common Stock	(88,967)	88,967	—
Conservative Allocation	3,168,818	(3,168,818)	—
Convertible	14,757,336	(14,757,336)	—
Cornerstone Growth	—	—	—
Cushing Renaissance Advantage	3,849	37	(3,886)
Eagle Small Cap Growth	2,490,478	(41,149)	(2,449,329)
Emerging Markets Equity	(1,453,634)	1,453,634	—
Floating Rate	(48,743)	48,743	—
Government	—	—	—
Growth Allocation	6,778,029	(6,778,029)	—
High Yield Corporate Bond	(59,986)	59,986	—
ICAP Select Equity	—	—	—
Income Builder	5,665,966	(5,665,966)	—
International Equity	(241,513)	241,513	—
Janus Balanced	(1,025,771)	1,025,771	—
Large Cap Growth	1,090,701	(930)	(1,089,771)
Marketfield	2,824,691	1,375,913	(4,200,604)

M-527

Notes to Financial Statements (continued)

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-in Capital
MFS® Utilities	$15,882,557	$(15,882,557)	$—
Mid Cap Core	(220)	220	—
Moderate Allocation	6,308,982	(6,308,982)	—
Moderate Growth Allocation	14,466,833	(14,466,833)	—
PIMCO Real Return	3,769,399	(3,769,399)	—
S&P 500 Index	(537,606)	537,606	—
T. Rowe Price Equity Income	(13,470)	13,470	—
Unconstrained Bond	(2,489,497)	2,489,497	—
U.S. Small Cap	(263,135)	263,135	—
Van Eck Global Hard Assets	16,114	(16,114)	—

The reclassifications for the Portfolios are primarily due to return of capital distributions received, dollar rolls, REITs, short term capital gain distributions received from underlying investment companies, defaulted bond income accruals, CPDI, foreign currency gain (loss), foreign capital gains, net operating losses, security litigations, PFICs, partnerships, short sales, consent fees, swap adjustments, trust preferred securities, and deemed dividends on convertible investments.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2015, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Portfolio	Capital Loss Available Through	Short-Term Amounts	Long-Term Amounts
Cash Management	Unlimited	$122	$—
Cushing Renaissance Advantage	Unlimited	$17,735,370	$—
Emerging Markets Equity	Unlimited	$51,959,528	$61,584,940
Floating Rate	2016	$3,219,152	$—
	2017	2,462,270	—
	Unlimited	1,034,931	7,130,740
Total		$6,716,353	$7,130,740
Government	Unlimited	$1,081,929	$1,477,420
High Yield Corporate Bond	2017	$17,478,342	$—
	Unlimited	22,296,504	29,511,691
Total		$39,774,846	$29,511,691
International Equity	2016	$38,965,841	$—
	2017	39,289,908	—
Total		$78,255,749	$—
Marketfield	Unlimited	$76,668,101	$—
PIMCO Real Return	Unlimited	$12,256,230	$44,145,420
Unconstrained Bond	Unlimited	$6,273,588	$11,527,516
Van Eck Global Hard Assets	Unlimited	$18,670,365	$88,853,521

The following Portfolios utilized capital loss carryforwards during the year ended December 31, 2015:

Portfolio	Capital Loss Carryforward Utilized
Cash Management	180
International Equity	22,176,607

During the years ended December 31, 2015 and December 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015		2014
Portfolio	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
Balanced	$14,185,487	$12,486,530	$14,268,727	$11,464,383
Bond	25,564,014	408,815	20,760,414	—
Cash Management	57,785	—	60,860	—
Common Stock	9,750,011	56,168,413	8,579,597	—
Conservative Allocation	29,172,343	46,210,607	30,243,819	49,315,146
Convertible	27,525,745	35,864,539	32,486,629	10,318,920
Cornerstone Growth	22,473,167	36,841,813	12,817,350	82,967,811

M-528	MainStay VP Funds Trust

	2015		2014
Portfolio	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
Cushing Renaissance Advantage (a)	$432,670	$—	$—	$—
Eagle Small Cap Growth	2,111,675	50,428,024	—	1,733,134
Emerging Markets Equity	4,825,780	—	3,979,637	—
Floating Rate	29,383,047	—	30,709,074	—
Government	6,880,813	—	7,797,225	882,083
Growth Allocation	13,903,128	51,058,267	6,768,516	32,090,257
High Yield Corporate Bond	161,138,471	—	162,458,070	—
ICAP Select Equity	33,369,958	143,963,315	17,227,702	—
Income Builder	29,415,877	15,218,656	26,944,763	20,576,745
International Equity	4,388,642	—	3,056,120	—
Janus Balanced	25,848,152	57,344,730	16,430,652	15,112,416
Large Cap Growth	—	105,674,532	18,679,524	70,839,591
MFS® Utilities	70,779,162	78,382,031	41,309,311	38,789,146
Mid Cap Core	55,779,517	80,242,280	69,768,020	60,433,098
Moderate Allocation	39,107,061	82,457,340	33,722,319	66,479,579
Moderate Growth Allocation	57,479,095	154,123,346	44,680,457	111,237,999
PIMCO Real Return	15,657,831	—	34,652,063	—
S&P 500 Index	20,550,630	18,274,210	18,835,570	—
T. Rowe Price Equity Income	15,332,476	42,017,414	21,046,018	29,123,533
Unconstrained Bond	27,413,430	—	22,226,351	—
U.S. Small Cap	12,279,381	36,369,391	779,426	27,566,513
Van Eck Global Hard Assets	1,584,223	—	2,294,311	—

(a)	The inception date of the Portfolio was May 1, 2015.

Note 5–Restricted Securities

As of December 31, 2015, the following Portfolios held restricted securities:

Floating Rate

Security	Date of Acquisition	Principal Amount	Cost	12/31/15 Value	Percent of Net Assets
Samson Investment Co. New 2nd Lien Term Loan 6.50%, due 9/25/18	12/20/2013	$3,300,000	$3,322,090	$132,000	0.0%	‡

‡	Less than one-tenth of a percent.

High Yield Corporate Bond

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	12/31/15 Value	Percent of Net Assets
Affinity Gaming LLC
Common Stock	10/24/12	75,000	$843,750	$1,031,250	0.0	%‡
Chesapeake Energy Corp. (Escrow Claim Shares)
Corporate Bond 6.775%, due 3/15/19	11/26/14	$6,820,000	—	1,568,600	0.0	‡

M-529

Notes to Financial Statements (continued)

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	12/31/15 Value	Percent of Net Assets
Exide Technologies, Inc.
Common Stock	4/30/15	447,050	$16,582,658	$1,788,200	0.1
Exide Technologies, Inc. (Escrow Claim Shares)
Corporate Bond 8.625%, due 2/1/18	8/28/15	$20,190,000	—	20,190	0.0	‡
ION Media Networks, Inc.
Common Stock	3/12/10-12/20/10	725	1,099	315,049	0.0	‡
Neenah Enterprises, Inc.
Common Stock	7/29/10	230,859	1,955,376	2,807,245	0.1%
Sterling Entertainment Enterprises LLC
Corporate Bond 9.75%, due 12/31/19	12/21/12	$10,000,000	10,000,000	10,375,000	0.4
Upstate New York Power Producers, Inc.
Common Stock	6/29/12	19,474	331,050	720,538	0.0	‡
Upstate New York Power Producers, Inc. (PIK)
Convertible Bond 20.00%, due 6/15/17	12/15/13-6/15/15	$1,215,562	1,215,682	1,215,562	0.1
Total			$30,929,615	$19,841,634	0.7%

‡	Less than one-tenth of a percent.

Income Builder

Security	Date of Acquisition	Shares	Cost	12/31/15 Value	Percent of Net Assets
ION Media Networks, Inc.
Common Stock	3/11/14	8	$13	$3,476	0.0%	‡

‡	Less than one-tenth of a percent.

MFS® Utilities

Security	Date of Acquisition	Principal Amount	Cost	12/31/15 Value	Percent of Net Assets
Falcon Franchise Loan LLC Mortgage-Backed Security Series 2001-1, Class IO 6.616%, due 1/5/23	2/17/12	$8,933	$502	$898	0.0	%‡
Neptune Finco Corp.
Corporate Bond 10.125%, due 1/15/23	9/25/15	750,000	750,000	781,875	0.1
Total			$750,502	$782,773	0.1%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolios. Custodial fees are charged to the Portfolios based on the Portfolios’ net assets and/or the market value of securities held by the Portfolios and the number of certain transactions incurred by the Portfolios.

Note 7–Line of Credit

The Portfolios, except for Cash Management Portfolio and certain affiliated funds, maintain a line of credit with a syndi-

cate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among certain Portfolios and

M-530	MainStay VP Funds Trust

affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Portfolios, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended December 31, 2015, there were no borrowings made or outstanding with respect to the Portfolios under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2015, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

	U.S. Government Securities		Other
Portfolio	Purchases	Sales	Purchases	Sales
Balanced	$232,582	$231,255	$599,638	$564,929
Bond	3,064,091	3,045,162	562,960	592,976
Common Stock	—	—	834,496	845,089
Conservative Allocation	—	—	475,298	359,879
Convertible	—	—	333,951	325,236
Cornerstone Growth	—	—	510,354	556,341
Cushing Renaissance Advantage	—	—	117,279	135,792
Eagle Small Cap Growth	—	—	204,678	216,972
Emerging Markets Equity	—	—	823,005	768,397
Floating Rate	—	—	267,885	264,818
Government	26,447	33,368	2,945	7,779
Growth Allocation	—	—	416,273	195,657
High Yield Corporate Bond	—	—	1,116,863	988,152
ICAP Select Equity	—	—	1,105,295	1,163,830
Income Builder	—	4,946	174,805	166,690
International Equity	—	—	207,734	228,783
Janus Balanced	365,978	393,425	407,775	406,743
Large Cap Growth	—	—	623,342	576,598
Marketfield	—	—	314,971	473,775
MFS® Utilities	—	—	646,661	574,059
Mid Cap Core	—	—	1,717,424	1,655,905
Moderate Allocation	—	—	558,461	418,784
Moderate Growth Allocation	—	—	935,035	642,523
PIMCO Real Return	356,712	336,042	100,025	91,862
S&P 500 Index	—	—	45,521	43,327
T. Rowe Price Equity Income	—	—	320,781	324,945
U.S. Small Cap	—	—	236,738	166,642
Unconstrained Bond	3,838	3,820	330,630	184,792
Van Eck Global Hard Assets	—	—	135,896	88,472

Certain Portfolios may purchase securities from or sell to other portfolios managed by the respective Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. Those Portfolios that engaged in Rule 17a-7 transactions during the year ended December 31, 2015, were as follows:

Portfolio	Purchases (000’s)	Sales (000’s)	Realized Gain / (Loss) (000’s)
High Yield Corporate Bond	$2,549	$—	$—
Marketfield	13,760	1,006	4
MFS® Utilities	53	1,973	444
PIMCO Real Return	63,003	11,738	70
T. Rowe Price Equity Income	747	681	95

M-531

Notes to Financial Statements (continued)

Additionally, certain Portfolio’s subadvisors have purchased securities from an underwriting syndicate participant that is an affiliate to the subadvisor and has considered the appropriate factors set forth in the Portfolios’ established procedures for such transactions.

Note 9–In-Kind Transfer of Securities

On May 1, 2015, the Cushing Renaissance Advantage Portfolio sold shares of beneficial interest to the Asset Allocation Portfolios in exchange for cash and securities. Cash and securities were transferred in at their market value at the close of business on the date of the transaction.

Transferring Portfolio	Shares	Purchase Value
Conservative Allocation	1,985,052	$19,850,515
Growth Allocation	2,271,762	22,717,622
Moderate Allocation	2,094,566	20,945,660
Moderate Growth Allocation	4,334,683	43,346,832

Note 10–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2015, and the year ended December 31, 2014, were as follows:

Balanced

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	111,859	$1,668,502
Shares issued to shareholders in reinvestment of dividends and distributions	76,785	1,043,246
Shares redeemed	(103,277)	(1,528,428)

Net increase (decrease)	85,367	$1,183,320

Year ended December 31, 2014:
Shares sold	89,247	$1,347,931
Shares issued to shareholders in reinvestment of dividends and distributions	74,655	1,072,740
Shares redeemed	(98,698)	(1,503,374)

Net increase (decrease)	65,204	$917,297

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	4,889,512	$71,980,882
Shares issued to shareholders in reinvestment of dividends and distributions	1,901,401	25,628,771
Shares redeemed	(3,226,604)	(46,679,878)

Net increase (decrease)	3,564,309	$50,929,775

Year ended December 31, 2014:
Shares sold	3,731,923	$55,921,752
Shares issued to shareholders in reinvestment of dividends and distributions	1,728,288	24,660,370
Shares redeemed	(1,927,333)	(28,906,536)

Net increase (decrease)	3,532,878	$51,675,586

Bond

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	14,524,181	$211,430,500
Shares issued to shareholders in reinvestment of dividends and distributions	1,278,533	18,294,806
Shares redeemed	(16,461,535)	(239,493,831)

Net increase (decrease)	(658,821)	$(9,768,525)

Year ended December 31, 2014:
Shares sold	6,212,588	$89,771,394
Shares issued to shareholders in reinvestment of dividends and distributions	1,011,345	14,496,574
Shares redeemed	(5,043,032)	(72,701,410)

Net increase (decrease)	2,180,901	$31,566,558

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	2,558,501	$36,821,264
Shares issued to shareholders in reinvestment of dividends and distributions	541,269	7,678,023
Shares redeemed	(3,883,881)	(55,928,276)

Net increase (decrease)	(784,111)	$(11,428,989)

Year ended December 31, 2014:
Shares sold	2,450,519	$34,998,750
Shares issued to shareholders in reinvestment of dividends and distributions	440,756	6,263,840
Shares redeemed	(4,252,821)	(60,600,256)

Net increase (decrease)	(1,361,546)	$(19,337,666)

Cash Management

Initial Class (at $1 per share)	Shares
Year ended December 31, 2015:
Shares sold	440,631,235
Shares issued to shareholders in reinvestment of dividends	57,780
Shares redeemed	(398,915,252)

Net increase (decrease)	41,773,763

Year ended December 31, 2014:
Shares sold	368,587,979
Shares issued to shareholders in reinvestment of dividends	60,849
Shares redeemed	(574,965,572)

Net increase (decrease)	(206,316,744)

M-532	MainStay VP Funds Trust

Common Stock

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	853,748	$23,904,233
Shares issued to shareholders in reinvestment of dividends and distributions	2,157,342	52,914,328
Shares redeemed	(1,964,634)	(53,923,887)

Net increase (decrease)	1,046,456	$22,894,674

Year ended December 31, 2014:
Shares sold	286,188	$7,471,921
Shares issued to shareholders in reinvestment of dividends and distributions	277,400	7,338,521
Shares redeemed	(2,006,415)	(52,145,502)

Net increase (decrease)	(1,442,827)	$(37,335,060)

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	1,695,627	$46,426,293
Shares issued to shareholders in reinvestment of dividends and distributions	534,011	13,004,096
Shares redeemed	(1,421,486)	(38,910,715)

Net increase (decrease)	808,152	$20,519,674

Year ended December 31, 2014:
Shares sold	2,036,822	$52,750,885
Shares issued to shareholders in reinvestment of dividends and distributions	47,192	1,241,076
Shares redeemed	(687,758)	(17,714,641)

Net increase (decrease)	1,396,256	$36,277,320

Conservative Allocation

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	494,952	$5,883,336
Shares issued to shareholders in reinvestment of dividends and distributions	125,339	1,342,547
Shares redeemed	(432,863)	(5,100,451)

Net increase (decrease)	187,428	$2,125,432

Year ended December 31, 2014:
Shares sold	169,573	$2,102,284
Shares issued to shareholders in reinvestment of dividends and distributions	117,413	1,372,424
Shares redeemed	(164,373)	(2,065,691)

Net increase (decrease)	122,613	$1,409,017

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	12,949,601	$151,276,575
Shares issued to shareholders in reinvestment of dividends and distributions	6,980,338	74,040,403
Shares redeemed	(11,382,935)	(131,474,752)

Net increase (decrease)	8,547,004	$93,842,226

Year ended December 31, 2014:
Shares sold	9,286,022	$115,221,072
Shares issued to shareholders in reinvestment of dividends and distributions	6,748,498	78,186,541
Shares redeemed	(7,466,355)	(92,092,507)

Net increase (decrease)	8,568,165	$101,315,106

Convertible

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	455,244	$6,076,347
Shares issued to shareholders in reinvestment of dividends and distributions	1,285,743	15,550,099
Shares redeemed	(1,490,103)	(19,603,103)

Net increase (decrease)	250,884	$2,023,343

Year ended December 31, 2014:
Shares sold	455,435	$6,167,648
Shares issued to shareholders in reinvestment of dividends and distributions	883,402	11,675,608
Shares redeemed	(1,565,585)	(21,209,531)

Net increase (decrease)	(226,748)	$(3,366,275)

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	5,349,099	$70,139,149
Shares issued to shareholders in reinvestment of dividends and distributions	3,993,155	47,840,185
Shares redeemed	(4,764,955)	(61,642,181)

Net increase (decrease)	4,577,299	$56,337,153

Year ended December 31, 2014:
Shares sold	4,469,654	$60,121,259
Shares issued to shareholders in reinvestment of dividends and distributions	2,372,031	31,129,941
Shares redeemed	(3,830,350)	(51,469,206)

Net increase (decrease)	3,011,335	$39,781,994

M-533

Notes to Financial Statements (continued)

Cornerstone Growth

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	307,776	$9,400,750
Shares issued to shareholders in reinvestment of dividends and distributions	2,024,449	50,986,612
Shares redeemed	(1,906,113)	(54,659,968)

Net increase (decrease)	426,112	$5,727,394

Year ended December 31, 2014:
Shares sold	286,043	$9,418,172
Shares issued to shareholders in reinvestment of dividends and distributions	2,961,200	82,837,440
Shares redeemed	(4,756,139)	(159,857,541)

Net increase (decrease)	(1,508,896)	$(67,601,929)

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	319,503	$9,122,934
Shares issued to shareholders in reinvestment of dividends and distributions	333,784	8,328,368
Shares redeemed	(385,837)	(11,191,000)

Net increase (decrease)	267,450	$6,260,302

Year ended December 31, 2014:
Shares sold	228,087	$7,424,140
Shares issued to shareholders in reinvestment of dividends and distributions	465,419	12,947,721
Shares redeemed	(367,307)	(12,040,689)

Net increase (decrease)	326,199	$8,331,172

Cushing Renaissance Advantage (a)

Initial Class	Shares	Amount
Period ended December 31, 2015 (b):
Shares sold	14,999,933	$146,280,070
Shares issued to shareholders in reinvestment of dividends and distributions	52,360	398,814
Shares redeemed	(7,362,218)	(60,238,747)

Net increase (decrease)	7,690,075	$86,440,137

Service Class	Shares	Amount
Period ended December 31, 2015 :
Shares sold	862,675	$7,777,215
Shares issued to shareholders in reinvestment of dividends and distributions	4,447	33,856
Shares redeemed	(85,953)	(741,798)

Net increase (decrease)	781,169	$7,069,273

(a) The inception date of the Portfolio was May 1, 2015.

(b) Includes the purchase of 10,686,063 shares through an in-kind transfer of securities in the amount of $106,860,629. (See Note 9)

Eagle Small Cap Growth

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	6,795,738	$90,657,948
Shares issued to shareholders in reinvestment of dividends and distributions	3,905,128	43,845,491
Shares redeemed	(8,782,978)	(109,917,739)

Net increase (decrease)	1,917,888	$24,585,700

Year ended December 31, 2014:
Shares sold	6,105,131	$78,406,939
Shares issued to shareholders in reinvestment of dividends and distributions	116,711	1,454,188
Shares redeemed	(13,334,270)	(169,425,496)

Net increase (decrease)	(7,112,428)	$(89,564,369)

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	1,891,459	$25,172,839
Shares issued to shareholders in reinvestment of dividends and distributions	781,623	8,694,208
Shares redeemed	(1,086,568)	(14,367,753)

Net increase (decrease)	1,586,514	$19,499,294

Year ended December 31, 2014:
Shares sold	1,195,039	$15,260,095
Shares issued to shareholders in reinvestment of dividends and distributions	22,514	278,946
Shares redeemed	(1,082,871)	(13,851,057)

Net increase (decrease)	134,682	$1,687,984

Emerging Markets Equity

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	12,472,855	$98,486,540
Shares issued to shareholders in reinvestment of dividends and distributions	404,492	2,884,208
Shares redeemed	(2,944,987)	(23,205,641)

Net increase (decrease)	9,932,360	$78,165,107

Year ended December 31, 2014:
Shares sold	9,157,231	$85,632,796
Shares issued to shareholders in reinvestment of dividends and distributions	220,271	1,986,584
Shares redeemed	(3,375,547)	(31,164,841)

Net increase (decrease)	6,001,955	$56,454,539

M-534	MainStay VP Funds Trust

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	2,472,600	$19,366,287
Shares issued to shareholders in reinvestment of dividends and distributions	272,574	1,941,572
Shares redeemed	(3,599,349)	(28,417,364)

Net increase (decrease)	(854,175)	$(7,109,505)

Year ended December 31, 2014:
Shares sold	3,339,799	$30,387,383
Shares issued to shareholders in reinvestment of dividends and distributions	221,378	1,993,053
Shares redeemed	(3,035,235)	(28,023,909)

Net increase (decrease)	525,942	$4,356,527

Floating Rate

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	6,034,343	$54,660,091
Shares issued to shareholders in reinvestment of dividends and distributions	949,083	8,579,087
Shares redeemed	(3,769,994)	(34,214,175)

Net increase (decrease)	3,213,432	$29,025,003

Year ended December 31, 2014:
Shares sold	6,002,321	$55,268,511
Shares issued to shareholders in reinvestment of dividends and distributions	974,863	9,031,480
Shares redeemed	(14,533,813)	(134,829,888)

Net increase (decrease)	(7,556,629)	$(70,529,897)

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	9,344,684	$84,538,785
Shares issued to shareholders in reinvestment of dividends and distributions	2,299,701	20,803,960
Shares redeemed	(11,206,020)	(101,453,194)

Net increase (decrease)	438,365	$3,889,551

Year ended December 31, 2014:
Shares sold	12,415,757	$115,389,405
Shares issued to shareholders in reinvestment of dividends and distributions	2,340,418	21,677,594
Shares redeemed	(11,253,492)	(104,085,346)

Net increase (decrease)	3,502,683	$32,981,653

Government

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	338,674	$3,801,388
Shares issued to shareholders in reinvestment of dividends and distributions	193,804	2,145,853
Shares redeemed	(1,290,810)	(14,501,317)

Net increase (decrease)	(758,332)	$(8,554,076)

Year ended December 31, 2014:
Shares sold	758,601	$8,600,444
Shares issued to shareholders in reinvestment of dividends and distributions	257,330	2,867,482
Shares redeemed	(1,630,751)	(18,500,135)

Net increase (decrease)	(614,820)	$(7,032,209)

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	2,464,996	$27,539,637
Shares issued to shareholders in reinvestment of dividends and distributions	430,806	4,734,960
Shares redeemed	(3,142,830)	(35,053,684)

Net increase (decrease)	(247,028)	$(2,779,087)

Year ended December 31, 2014:
Shares sold	2,049,032	$23,000,858
Shares issued to shareholders in reinvestment of dividends and distributions	525,323	5,811,826
Shares redeemed	(3,648,838)	(40,956,528)

Net increase (decrease)	(1,074,483)	$(12,143,844)

Growth Allocation

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	701,009	$8,377,576
Shares issued to shareholders in reinvestment of dividends and distributions	448,850	4,710,880
Shares redeemed	(276,556)	(3,349,272)

Net increase (decrease)	873,303	$9,739,184

Year ended December 31, 2014:
Shares sold	461,811	$5,767,111
Shares issued to shareholders in reinvestment of dividends and distributions	299,848	3,532,723
Shares redeemed	(246,105)	(3,051,890)

Net increase (decrease)	515,554	$6,247,944

M-535

Notes to Financial Statements (continued)

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	18,842,159	$222,798,928
Shares issued to shareholders in reinvestment of dividends and distributions	5,779,777	60,250,515
Shares redeemed	(5,404,981)	(64,471,603)

Net increase (decrease)	19,216,955	$218,577,840

Year ended December 31, 2014:
Shares sold	17,260,131	$212,607,014
Shares issued to shareholders in reinvestment of dividends and distributions	3,014,364	35,326,050
Shares redeemed	(2,822,827)	(35,068,279)

Net increase (decrease)	17,451,668	$212,864,785

High Yield Corporate Bond

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	14,912,033	$142,581,969
Shares issued to shareholders in reinvestment of dividends and distributions	3,898,104	36,318,612
Shares redeemed	(13,365,578)	(132,963,397)

Net increase (decrease)	5,444,559	$45,937,184

Year ended December 31, 2014:
Shares sold	7,601,526	$77,808,495
Shares issued to shareholders in reinvestment of dividends and distributions	3,861,483	38,612,920
Shares redeemed	(14,860,898)	(153,939,236)

Net increase (decrease)	(3,397,889)	$(37,517,821)

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	20,742,780	$202,856,172
Shares issued to shareholders in reinvestment of dividends and distributions	13,544,968	124,819,859
Shares redeemed	(28,556,738)	(277,461,812)

Net increase (decrease)	5,731,010	$50,214,219

Year ended December 31, 2014:
Shares sold	27,397,724	$283,825,197
Shares issued to shareholders in reinvestment of dividends and distributions	12,513,710	123,845,150
Shares redeemed	(20,698,449)	(211,210,894)

Net increase (decrease)	19,212,985	$196,459,453

ICAP Select Equity

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	493,169	$8,749,132
Shares issued to shareholders in reinvestment of dividends and distributions	6,195,118	94,782,585
Shares redeemed	(2,744,703)	(49,945,150)

Net increase (decrease)	3,943,584	$53,586,567

Year ended December 31, 2014:
Shares sold	354,786	$6,326,522
Shares issued to shareholders in reinvestment of dividends and distributions	543,311	9,755,747
Shares redeemed	(2,938,188)	(53,025,593)

Net increase (decrease)	(2,040,091)	$(36,943,324)

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	2,104,217	$37,610,438
Shares issued to shareholders in reinvestment of dividends and distributions	5,453,733	82,550,688
Shares redeemed	(5,075,354)	(90,967,043)

Net increase (decrease)	2,482,596	$29,194,083

Year ended December 31, 2014:
Shares sold	3,529,434	$62,756,711
Shares issued to shareholders in reinvestment of dividends and distributions	420,035	7,471,955
Shares redeemed	(4,627,547)	(82,688,100)

Net increase (decrease)	(678,078)	$(12,459,434)

Income Builder

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	484,468	$8,188,012
Shares issued to shareholders in reinvestment of dividends and distributions	1,157,157	18,532,553
Shares redeemed	(1,737,357)	(29,077,428)

Net increase (decrease)	(95,732)	$(2,356,863)

Year ended December 31, 2014:
Shares sold	455,440	$8,217,715
Shares issued to shareholders in reinvestment of dividends and distributions	1,330,877	23,403,322
Shares redeemed	(1,504,170)	(27,033,124)

Net increase (decrease)	282,147	$4,587,913

M-536	MainStay VP Funds Trust

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	5,172,565	$87,393,265
Shares issued to shareholders in reinvestment of dividends and distributions	1,643,306	26,101,980
Shares redeemed	(3,014,520)	(49,251,319)

Net increase (decrease)	3,801,351	$64,243,926

Year ended December 31, 2014:
Shares sold	5,069,777	$90,553,904
Shares issued to shareholders in reinvestment of dividends and distributions	1,382,437	24,118,186
Shares redeemed	(1,118,960)	(19,828,912)

Net increase (decrease)	5,333,254	$94,843,178

International Equity

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	2,716,898	$37,706,478
Shares issued to shareholders in reinvestment of dividends and distributions	164,571	2,234,244
Shares redeemed	(1,885,898)	(26,149,972)

Net increase (decrease)	995,571	$13,790,750

Year ended December 31, 2014:
Shares sold	4,714,532	$66,424,929
Shares issued to shareholders in reinvestment of dividends and distributions	121,116	1,608,637
Shares redeemed	(3,637,776)	(50,137,377)

Net increase (decrease)	1,197,872	$17,896,189

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	1,755,422	$24,488,722
Shares issued to shareholders in reinvestment of dividends and distributions	159,942	2,154,398
Shares redeemed	(3,720,307)	(51,210,000)

Net increase (decrease)	(1,804,943)	$(24,566,880)

Year ended December 31, 2014:
Shares sold	2,811,044	$38,692,026
Shares issued to shareholders in reinvestment of dividends and distributions	109,854	1,447,483
Shares redeemed	(2,642,534)	(36,358,041)

Net increase (decrease)	278,364	$3,781,468

Janus Balanced

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	620,795	$8,073,367
Shares issued to shareholders in reinvestment of dividends and distributions	3,076,836	36,384,979
Shares redeemed	(4,656,761)	(60,306,525)

Net increase (decrease)	(959,130)	$(15,848,179)

Year ended December 31, 2014:
Shares sold	778,469	$9,989,366
Shares issued to shareholders in reinvestment of dividends and distributions	1,192,007	15,155,039
Shares redeemed	(5,115,360)	(65,552,893)

Net increase (decrease)	(3,144,884)	$(40,408,488)

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	5,471,748	$70,111,192
Shares issued to shareholders in reinvestment of dividends and distributions	3,972,064	46,807,903
Shares redeemed	(3,871,903)	(49,885,481)

Net increase (decrease)	5,571,909	$67,033,614

Year ended December 31, 2014:
Shares sold	4,268,545	$54,587,461
Shares issued to shareholders in reinvestment of dividends and distributions	1,292,916	16,388,029
Shares redeemed	(3,283,447)	(42,002,783)

Net increase (decrease)	2,278,014	$28,972,707

Large Cap Growth

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	5,096,841	$115,105,046
Shares issued to shareholders in reinvestment of dividends and distributions	2,731,519	53,730,314
Shares redeemed	(4,542,867)	(103,130,345)

Net increase (decrease)	3,285,493	$65,705,015

Year ended December 31, 2014:
Shares sold	3,996,008	$90,325,133
Shares issued to shareholders in reinvestment of dividends and distributions	2,328,501	49,562,117
Shares redeemed	(6,838,631)	(155,517,515)

Net increase (decrease)	(514,122)	$(15,630,265)

M-537

Notes to Financial Statements (continued)

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	4,077,546	$88,866,891
Shares issued to shareholders in reinvestment of dividends and distributions	2,722,984	51,944,218
Shares redeemed	(2,003,749)	(43,954,259)

Net increase (decrease)	4,796,781	$96,856,850

Year ended December 31, 2014:
Shares sold	2,478,747	$55,268,367
Shares issued to shareholders in reinvestment of dividends and distributions	1,923,218	39,956,998
Shares redeemed	(1,862,684)	(41,423,080)

Net increase (decrease)	2,539,281	$53,802,285

Marketfield

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	725,071	$7,022,037
Shares redeemed	(10,581,338)	(100,261,905)

Net increase (decrease)	(9,856,267)	$(93,239,868)

Year ended December 31, 2014:
Shares sold	2,356,980	$24,611,329
Shares redeemed	(105,355)	(1,076,978)

Net increase (decrease)	2,251,625	$23,534,351

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	7,241,062	$68,405,906
Shares redeemed	(5,731,675)	(54,223,241)

Net increase (decrease)	1,509,387	$14,182,665

Year ended December 31, 2014:
Shares sold	20,087,246	$215,303,060
Shares redeemed	(7,617,823)	(77,731,440)

Net increase (decrease)	12,469,423	$137,571,620

MFS® Utilities

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	523,505	$6,551,919
Shares issued to shareholders in reinvestment of dividends and distributions	817,504	8,844,810
Shares redeemed	(553,565)	(6,795,471)

Net increase (decrease)	787,444	$8,601,258

Year ended December 31, 2014:
Shares sold	705,325	$9,632,448
Shares issued to shareholders in reinvestment of dividends and distributions	357,054	4,747,945
Shares redeemed	(471,659)	(6,357,240)

Net increase (decrease)	590,720	$8,023,153

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	10,682,092	$134,058,693
Shares issued to shareholders in reinvestment of dividends and distributions	13,019,350	140,316,383
Shares redeemed	(13,270,490)	(163,590,270)

Net increase (decrease)	10,430,952	$110,784,806

Year ended December 31, 2014:
Shares sold	16,758,548	$229,232,794
Shares issued to shareholders in reinvestment of dividends and distributions	5,686,229	75,350,512
Shares redeemed	(7,739,926)	(104,812,901)

Net increase (decrease)	14,704,851	$199,770,405

Mid Cap Core

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	7,716,396	$120,192,491
Shares issued to shareholders in reinvestment of dividends and distributions	5,620,610	72,745,096
Shares redeemed	(2,216,383)	(33,682,762)

Net increase (decrease)	11,120,623	$159,254,825

Year ended December 31, 2014:
Shares sold	4,384,929	$74,310,723
Shares issued to shareholders in reinvestment of dividends and distributions	4,369,465	64,819,080
Shares redeemed	(5,520,891)	(88,722,372)

Net increase (decrease)	3,233,503	$50,407,431

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	2,901,053	$44,210,052
Shares issued to shareholders in reinvestment of dividends and distributions	4,952,096	63,276,701
Shares redeemed	(5,301,399)	(80,218,590)

Net increase (decrease)	2,551,750	$27,268,163

Year ended December 31, 2014:
Shares sold	3,896,022	$63,528,618
Shares issued to shareholders in reinvestment of dividends and distributions	4,455,807	65,382,038
Shares redeemed	(3,912,988)	(63,521,758)

Net increase (decrease)	4,438,841	$65,388,898

M-538	MainStay VP Funds Trust

Moderate Allocation

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	355,656	$4,238,824
Shares issued to shareholders in reinvestment of dividends and distributions	411,468	4,329,352
Shares redeemed	(309,113)	(3,688,752)

Net increase (decrease)	458,011	$4,879,424

Year ended December 31, 2014:
Shares sold	435,165	$5,487,267
Shares issued to shareholders in reinvestment of dividends and distributions	306,456	3,620,513
Shares redeemed	(278,885)	(3,468,015)

Net increase (decrease)	462,736	$5,639,765

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	10,558,465	$123,307,628
Shares issued to shareholders in reinvestment of dividends and distributions	11,220,045	117,235,049
Shares redeemed	(10,119,960)	(118,253,132)

Net increase (decrease)	11,658,550	$122,289,545

Year ended December 31, 2014:
Shares sold	9,854,420	$123,064,872
Shares issued to shareholders in reinvestment of dividends and distributions	8,225,687	96,581,382
Shares redeemed	(6,961,892)	(87,574,342)

Net increase (decrease)	11,118,215	$132,071,912

Moderate Growth Allocation

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	535,000	$6,745,729
Shares issued to shareholders in reinvestment of dividends and distributions	684,608	7,512,288
Shares redeemed	(313,259)	(3,927,270)

Net increase (decrease)	906,349	$10,330,747

Year ended December 31, 2014:
Shares sold	759,104	$10,055,783
Shares issued to shareholders in reinvestment of dividends and distributions	436,209	5,442,650
Shares redeemed	(329,069)	(4,394,601)

Net increase (decrease)	866,244	$11,103,832

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	14,976,646	$185,703,797
Shares issued to shareholders in reinvestment of dividends and distributions	18,744,128	204,090,153
Shares redeemed	(9,811,038)	(120,885,881)

Net increase (decrease)	23,909,736	$268,908,069

Year ended December 31, 2014:
Shares sold	18,021,324	$238,582,380
Shares issued to shareholders in reinvestment of dividends and distributions	12,141,543	150,475,806
Shares redeemed	(6,199,437)	(82,043,517)

Net increase (decrease)	23,963,430	$307,014,669

PIMCO Real Return

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	7,884,813	$69,916,635
Shares issued to shareholders in reinvestment of dividends and distributions	377,822	3,120,986
Shares redeemed	(872,544)	(7,442,247)

Net increase (decrease)	7,390,091	$65,595,374

Year ended December 31, 2014:
Shares sold	166,487	$1,587,133
Shares issued to shareholders in reinvestment of dividends and distributions	107,367	947,523
Shares redeemed	(210,968)	(2,032,860)

Net increase (decrease)	62,886	$501,796

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	1,734,616	$15,015,898
Shares issued to shareholders in reinvestment of dividends and distributions	1,519,494	12,536,845
Shares redeemed	(6,416,323)	(55,178,478)

Net increase (decrease)	(3,162,213)	$(27,625,735)

Year ended December 31, 2014:
Shares sold	3,174,672	$30,456,035
Shares issued to shareholders in reinvestment of dividends and distributions	3,824,366	33,704,540
Shares redeemed	(6,725,725)	(64,190,818)

Net increase (decrease)	273,313	$(30,243)

M-539

Notes to Financial Statements (continued)

S&P 500 Index

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	10,646,496	$441,583,809
Shares issued to shareholders in reinvestment of dividends and distributions	690,229	27,475,947
Shares redeemed	(7,888,936)	(331,331,328)

Net increase (decrease)	3,447,789	$137,728,428

Year ended December 31, 2014:
Shares sold	10,038,994	$387,998,562
Shares issued to shareholders in reinvestment of dividends and distributions	348,459	13,922,963
Shares redeemed	(11,885,690)	(481,163,665)

Net increase (decrease)	(1,498,237)	$(79,242,140)

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	2,848,364	$119,241,288
Shares issued to shareholders in reinvestment of dividends and distributions	286,391	11,348,893
Shares redeemed	(1,652,326)	(68,886,775)

Net increase (decrease)	1,482,429	$61,703,406

Year ended December 31, 2014:
Shares sold	2,189,092	$86,256,333
Shares issued to shareholders in reinvestment of dividends and distributions	123,439	4,912,607
Shares redeemed	(1,373,936)	(53,668,074)

Net increase (decrease)	938,595	$37,500,866

T. Rowe Price Equity Income

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	4,913,885	$65,136,283
Shares issued to shareholders in reinvestment of dividends and distributions	3,111,827	36,598,059
Shares redeemed	(6,940,605)	(91,012,381)

Net increase (decrease)	1,085,107	$10,721,961

Year ended December 31, 2014:
Shares sold	9,036,670	$125,478,257
Shares issued to shareholders in reinvestment of dividends and distributions	2,291,187	30,649,353
Shares redeemed	(5,399,397)	(75,523,278)

Net increase (decrease)	5,928,460	$80,604,332

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	2,013,586	$26,614,840
Shares issued to shareholders in reinvestment of dividends and distributions	1,769,275	20,751,831
Shares redeemed	(3,531,240)	(46,427,905)

Net increase (decrease)	251,621	$938,766

Year ended December 31, 2014:
Shares sold	2,423,538	$33,729,528
Shares issued to shareholders in reinvestment of dividends and distributions	1,463,303	19,520,198
Shares redeemed	(3,404,893)	(47,287,763)

Net increase (decrease)	481,948	$5,961,963

U.S. Small Cap

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	8,814,618	$112,028,015
Shares issued to shareholders in reinvestment of dividends and distributions	2,315,205	27,093,744
Shares redeemed	(1,799,512)	(23,717,269)

Net increase (decrease)	9,330,311	$115,404,490

Year ended December 31, 2014:
Shares sold	3,917,579	$52,423,396
Shares issued to shareholders in reinvestment of dividends and distributions	1,075,301	13,409,676
Shares redeemed	(6,759,923)	(92,399,161)

Net increase (decrease)	(1,767,043)	$(26,566,089)

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	1,873,513	$24,041,576
Shares issued to shareholders in reinvestment of dividends and distributions	1,903,978	21,555,028
Shares redeemed	(2,407,786)	(30,801,181)

Net increase (decrease)	1,369,705	$14,795,423

Year ended December 31, 2014:
Shares sold	2,332,956	$30,963,143
Shares issued to shareholders in reinvestment of dividends and distributions	1,233,424	14,936,263
Shares redeemed	(2,756,701)	(36,353,890)

Net increase (decrease)	809,679	$9,545,516

M-540	MainStay VP Funds Trust

Unconstrained Bond

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	1,857,184	$18,708,153
Shares issued to shareholders in reinvestment of dividends and distributions	528,872	5,224,744
Shares redeemed	(5,315,964)	(52,911,373)

Net increase (decrease)	(2,929,908)	$(28,978,476)

Year ended December 31, 2014:
Shares sold	7,350,921	$76,745,345
Shares issued to shareholders in reinvestment of dividends and distributions	536,926	5,552,877
Shares redeemed	(1,672,357)	(17,465,367)

Net increase (decrease)	6,215,490	$64,832,855

Service Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	24,231,535	$241,623,668
Shares issued to shareholders in reinvestment of dividends and distributions	2,264,015	22,188,686
Shares redeemed	(4,424,915)	(43,964,901)

Net increase (decrease)	22,070,635	$219,847,453

Year ended December 31, 2014:
Shares sold	27,886,295	$289,735,549
Shares issued to shareholders in reinvestment of dividends and distributions	1,617,008	16,673,474
Shares redeemed	(1,947,527)	(20,218,975)

Net increase (decrease)	27,555,776	$286,190,048

Van Eck Global Hard Assets

Initial Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	12,284,501	$87,572,220
Shares issued to shareholders in reinvestment of dividends and distributions	243,906	1,584,223
Shares redeemed	(8,573,389)	(63,269,559)

Net increase (decrease)	3,955,018	$25,886,884

Year ended December 31, 2014:
Shares sold	6,537,767	$63,247,391
Shares issued to shareholders in reinvestment of dividends and distributions	235,898	2,294,311
Shares redeemed	(8,272,144)	(83,415,909)

Net increase (decrease)	(1,498,479)	$(17,874,207)

Note 11–Litigation

The Common Stock, Mid Cap Core, and S&P 500 Index Portfolios have been named as defendants in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of their ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which was served on the Portfolios in October 2012, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolios, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolios is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and the Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. The Court has not yet issued a decision on these appeals.

The value of the proceeds received by the Portfolios in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
Common Stock	$1,300,602	$1,174,184
Mid Cap Core	$808,180	$790,269
S&P 500 Index	$682,856	$527,309

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome

M-541

Notes to Financial Statements (continued)

of the pending litigation or the effect, if any, on the Portfolios’ net asset value.

Note 12–Money Market Fund Regulatory Matters

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act that currently govern the operations of the Cash Management Portfolio. The majority of these amendments, except for certain disclosure enhancements, will not take effect until October 2016. A significant change resulting from these amendments is a requirement that institutional (i.e., not retail as defined in the amendments) prime, including institutional municipal money market funds, transact fund shares based on a market-based NAV, although other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among other requirements, the amendments also will permit a money market fund or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact on the Portfolio, including potential effects on the Portfolio’s operations and returns.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the year ended December 31, 2015, events and transactions subsequent to December 31, 2015, through the date the financial statements were issued have been evaluated by the Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At a meeting held on December 8-10, 2015, at the recommendation of New York Life Investments, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act), of the Trust approved, effective on January 15, 2016 (i) a change to the Marketfield Portfolio’s name to the Absolute Return Multi-Strategy Portfolio ; (ii) the termination of Marketfield Asset Management LLC, as the subadvisor, and the appointment of four new subadvisors, each to manage a portion of the Marketfield Portfolio’s assets on an interim basis, and the related interim subadvisory agreements (“Interim Subadvisory Agreements”), effective on January 19, 2016; and (iii) changes to the Marketfield Portfolio’s investment objective and principal investment strategies as detailed in the supplement to the Portfolio’s prospectus dated December 16, 2015. The Board also approved the reduction in the contractual management fee paid to New York Life Investments from 1.40% to 1.25%.

The Board also approved the longer-term appointment of the new subadvisors and the adoption of subadvisory agreements so that the new subadvisors may serve as subadvisors to the Marketfield Portfolio on an uninterrupted basis following the expiration of the Interim Subadvisory Agreements, subject to shareholder approval (“New Subadvisory Agreements). The New Subadvisory Agreements remain subject to shareholder approval and shareholders are scheduled to vote on the New Subadvisory Agreements at a meeting scheduled to be held on April 4, 2016. The New Subadvisory Agreements provide that Candriam France S.A.S., a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, Cornerstone Capital Management Holdings LLC, Cushing® Asset Management, LP, and MacKay Shields LLC will manage the assets of the Portfolio, as directed by New York Life Investments. In addition, New York Life Investments may manage a portion of the Portfolio’s assets directly.

M-542	MainStay VP Funds Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

MainStay VP Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting MainStay VP Funds Trust (as listed in Note 1 to the financial statements and hereafter referred to collectively as the “Portfolios”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets, the cash flows of MainStay VP PIMCO Real Return Portfolio, and the financial highlights, for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, agent banks, brokers and transfer agents, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2016

M-543

Board Consideration and Approval of Management Agreements

and Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement between New York Life Investment Management LLC (“New York Life Investments”) and the Trust, on behalf of each of the Trust’s Portfolios (other than the MainStay VP Cushing Renaissance Advantage Portfolio), and the Subadvisory Agreements between New York Life Investments and each of Cornerstone Capital Management LLC (“Cornerstone Capital Management”), Cornerstone Capital Management Holdings LLC (“Cornerstone Capital Management Holdings”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus Capital”), MacKay Shields LLC (“MacKay”), Massachusetts Financial Services Company (“MFS”), NYL Investors LLC (“NYL Investors”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe”), Van Eck Associates Corporation (“Van Eck”) and Winslow Capital Management, Inc. (“Winslow”) (collectively, the “Subadvisers”), which serve as subadvisers to certain Portfolios (the “Subadvised Portfolios”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and the Subadvisers in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on each Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and the Subadvisers (including institutional separate accounts) that follow investment strategies similar to the Portfolios, and the rationale for any differences in a Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolios to New York Life Investments and its affiliates and certain Subadvisers, and responses from New York Life Investments and the Subadvisers to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfo-

lios (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on each Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolios’ distribution arrangements. In addition, the Board received information regarding the Portfolios’ asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolios. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Portfolios by New York Life Investments and the Subadvisers; (ii) the investment performance of each Portfolio, New York Life Investments and the Subadvisers; (iii) the costs of the services provided, and profits realized, by New York Life Investments and certain Subadvisers from their relationships with the Portfolios; (iv) the extent to which economies of scale may exist for a Portfolio and the extent to which a Portfolio benefits from economies of scale; and (v) the reasonableness of each Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and the Subadvisers. The Board also considered the reasonableness of the Portfolios’ management fees and overall total ordinary operating expenses as compared to the Subadvisers and peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Agreements were based on a consideration of the information provided to the Trustees throughout the year,

M-544	MainStay VP Funds Trust

as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolios. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and the Subadvisers

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Portfolios. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolios, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolios, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Portfolios under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolios’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of each Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in each Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolios, and noted that New York Life Investments is responsible for compensating each Portfolio’s officers.

The Board also examined the nature, scope and quality of the investment advisory services that New York Life Investments provides to the non-Subadvised Portfolios and that the Subadvisers provide to the Subadvised Portfolios. The Board evaluated New York Life Investments’ and the Subadvisers’ experience in serving as investment adviser and subadviser, respectively, to the Portfolios and managing other portfolios. It examined New York Life Investments’ and the Subadvisers’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and the Subadvisers, and New York Life Investments’ and the Subadvisers’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by the Subadvisers. The Board also reviewed New York Life Investments’ and the Subadvisers’ willingness to invest in personnel that benefit the Portfolios. In this regard, the Board considered the experience of each Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and the Subadvisers’ experience, personnel, operations and resources.

Investment Performance

In evaluating each Portfolio’s investment performance, the Board considered investment performance results in light of a Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolios’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on each Portfolio’s gross and net returns, each Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, each Portfolio’s risk-adjusted investment performance and each Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of each Portfolio as compared to peer funds.

The Board focused principally on each Portfolio’s long-term performance track record (to the extent available). The Board also gave weight to its ongoing discussions with

M-545

Board Consideration and Approval of Management Agreements

and Subadvisory Agreements (Unaudited) (continued)

senior management at New York Life Investments concerning each Portfolio’s investment performance, as well as discussions between each Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, not less than on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Portfolios under that Committee’s jurisdiction. In addition, the Board considered any specific actions that New York Life Investments or the Subadvisers had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

With respect to MainStay VP Cornerstone Growth Portfolio, the Board considered its discussions with representatives from New York Life Investments and Cornerstone regarding initiatives to improve investment performance. The Board noted in particular that Cornerstone had implemented certain recommendations from an independent consultant that had been engaged to analyze the investment process used in managing the Portfolio. The Board further noted that the Portfolio’s more recent investment performance had compared more favorably to peers.

With respect to MainStay VP Eagle Small Cap Growth Portfolio, the Board took note of the Portfolio’s underperformance relative to peers and its conversations at the meeting with representatives from Eagle and New York Life Investments regarding related remediation efforts.

With respect to MainStay VP Emerging Markets Equity Portfolio, the Board considered the Portfolio’s recent underperformance relative to peers. The Board also considered the changes in the Portfolio’s subadvisers and the revisions to the Portfolio’s name and investment strategies, as well as New York Life Investments’ commitment to limit the Portfolio’s expenses in connection with implementing these changes.

With respect to MainStay VP Growth Allocation Portfolio, the Board noted that the Portfolio had underperformed relative to its peers for various periods and considered discussions with representatives from New York Life Investments regarding such underperformance. The Board considered New York Life Investments’ representation that it would continue to monitor the Portfolio’s performance over the upcoming year.

With respect to the MainStay VP T. Rowe Price Equity Income Portfolio, the Board noted that the Portfolio had underperformed relative to its peers for various periods and considered discussions with representatives from New York Life Investments regarding such underperformance. The Board noted New York Life Investments’ representation that the Portfolio’s value-oriented investment strategy may underperform in the current market environment. The Board also observed that, effective November 1, 2015, John D. Linehan had replaced Brian C. Rogers as the Portfolio’s portfolio manager. The Board considered New York Life

Investments’ representation that it would continue to monitor the Portfolio’s performance over the upcoming year.

With respect to MainStay VP Van Eck Global Hard Assets Portfolio, the Board considered its discussions with representatives from New York Life Investments and Van Eck regarding the Portfolio’s underperformance relative to peers and New York Life Investments’ representation that it would continue to monitor the Portfolio’s performance over the upcoming year.

Because the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, Main-Stay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (the “Asset Allocation Portfolios”) invest substantially all of their assets in other funds advised by New York Life Investments (including the Portfolios), the Board considered the rationale for the allocation among and selection of the underlying funds in which the Asset Allocation Portfolios invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolios, along with ongoing efforts by New York Life Investments and the Subadvisers to enhance investment returns, supported a determination to approve the Agreements. The Portfolios disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolios’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and the Subadvisers

The Board considered the costs of the services provided by New York Life Investments and the Subadvisers under the Agreements and the profits realized by New York Life Investments and its affiliates and the Subadvisers due to their relationships with the Portfolios. Because Cornerstone Capital Management, Cornerstone Capital Management Holdings, ICAP, MacKay and NYL Investors are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and these Subadvisers in the aggregate. Although the Board did not receive specific profitability information from certain Subadvisers not affiliated with New York Life Investments, because the sub-advisory fees of those unaffiliated Subadvisers are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolios, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolios.

M-546	MainStay VP Funds Trust

The Board noted that the Asset Allocation Portfolios do not pay a management fee but that shareholders of the Asset Allocation Portfolios indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Asset Allocation Portfolios invest. The Board considered that the Asset Allocation Portfolios’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates and the Subadvisers, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and that New York Life Investments is responsible for paying the subadvisory fees for the Subadvised Portfolios. The Board acknowledged that New York Life Investments and the Subadvisers must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that the ability to maintain a strong financial position is important in order for New York Life Investments and the Subadvisers to continue to provide high-quality services to the Portfolios. The Board also recognized that the Portfolios benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolios as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the Portfolios, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the Portfolios; (ii) how costs are allocated to the Portfolios and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolios, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios. The Board recognized, for example, the benefits to the Subadvisers from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to the Subadvisers in exchange for commissions paid by a Subadvised Portfolio with respect to trades on the Subadvised Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments, Eagle, Epoch, Janus, MFS, PIMCO, T. Rowe, Van Eck and Winslow concerning other business relationships between Eagle, Epoch, Janus, MFS, PIMCO, T. Rowe, Van Eck and Winslow and their affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments’ affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios’ distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolios to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates and the Subadvisers due to their relationships with the Portfolios supported the Board’s decision to approve the Agreements. With respect to Eagle, Epoch, Janus, MFS, PIMCO, T. Rowe, Van Eck and Winslow, the Board concluded that any profits realized by Eagle, Epoch, Janus, MFS, PIMCO, T. Rowe, Van Eck and Winslow due to their relationships with the Portfolios are the result of arm’s-length negotiations between New York Life Investments and each of these Subadvisers, and are based on fees paid to each of these Subadvisers by New York Life Investments, not the Portfolios.

M-547

Board Consideration and Approval of Management Agreements

and Subadvisory Agreements (Unaudited) (continued)

Extent to Which Economies of Scale May Be Realized as the Portfolios Grow

The Board considered the extent to which economies of scale may exist for each Portfolio and the extent to which a Portfolio benefits from economies of scale. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolios and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolios in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how each Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how each Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolios that had experienced significant increases of assets during the year. With respect to the Asset Allocation Portfolios, the Board noted that the Portfolios do not pay a management fee, and that the Board separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Portfolios invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio’s expected total ordinary operating expenses. With respect to the Subadvised Portfolios, the Board primarily considered the reasonableness of the management fees paid by the Portfolios to New York Life Investments, since the fees paid to the Subadvisers are paid by New York Life Investments, not the Subadvised Portfolios.

In assessing the reasonableness of each Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Asset Allocation Portfolios do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Asset Allocation Portfolios indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments and the Subadvisers on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board particularly considered the expenses borne by Portfolios whose contractual expense limitation agreements were set to expire. The Board also evaluated differences in the contractual management fee schedules of the Portfolios and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules. With respect to the MainStay VP Large Cap Growth Portfolio, the Board considered and determined to approve a proposal from New York Life Investments to implement a contractual waiver of the Portfolio’s management fee. With respect to the MainStay VP Marketfield Portfolio, the Board noted that New York Life Investments had agreed to amend the Management Agreement with regard to the Portfolio to reduce the Portfolio’s contractual management fee from 1.40% to 1.25% in connection with a proposal to reposition the Portfolio. Please see the Trust’s proxy statement filed on January 25, 2016 for more information regarding the repositioning of the Portfolio.

After considering all of the factors outlined above, the Board concluded that each Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

M-548	MainStay VP Funds Trust

Board Consideration and Approval of Subadvisory Agreements

for MainStay VP Marketfield Portfolio (Unaudited)

At its December 8-10, 2015 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) approved, at the recommendation of New York Life Investment Management LLC (“New York Life Investments”), a proposal to reposition the MainStay VP Marketfield Portfolio (the “Portfolio”) so that it corresponds with the MainStay Absolute Return Multi-Strategy Fund (the “Portfolio Repositioning”).

In connection with the Portfolio Repositioning, the Board unanimously approved (i) the termination of the subadvisory agreement with Marketfield Asset Management LLC (“Marketfield”) and (ii) new subadvisory agreements between New York Life Investments and each of (a) Cornerstone Capital Management Holdings LLC; (b) Candriam France S.A.S; (c) MacKay Shields LLC; and (d) Cushing Asset Management, LP (“New Subadvisors”) on behalf of the Portfolio. The Board approved interim subadvisory agreements (“Interim Subadvisory Agreements”) to appoint the New Subadvisors on an interim basis to replace Marketfield effective January 15, 2016. Additionally, the Board approved the adoption of subadvisory agreements between New York Life Investments and each of the New Subadvisors to allow the New Subadvisors to act as subadvisors to the Portfolio beyond the interim term (“Proposed Subadvisory Agreements”). The Proposed Subadvisory Agreements are subject to shareholder approval and will be voted upon at a shareholder meeting that is expected to be held on April 4, 2016.

Please see the Trust’s proxy statement dated January 25, 2016 for more information regarding the Portfolio Repositioning and a more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Interim and Proposed Subadvisory Agreements.

M-549

Proxy Voting Policies and Procedures

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios’ securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. In addition, the Cash Management Portfolio is required to file its complete schedule of portfolio holdings every month on Form N-MFP and also makes available its complete schedule of portfolio holdings on its website at www.nylinvestments.com, five days after each month-end. The Portfolios’ Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. Form N-MFP is made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP is provided on the Portfolios’ website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

M-550	MainStay VP Funds Trust

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversee the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. Information pertaining to the Trustees and officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling toll-free 800-598-2019. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Member*	John Y. Kim* 9/24/60	Indefinite; MainStay VP Funds Trust: Trustee since 2008**

Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)

84

MainStay Funds Trust: Trustee since 2008 (39 Funds)***;

The MainStay Funds:

Trustee since 2008 (12 Funds);

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

M-551

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	David H. Chow 12/29/57****	Indefinite; MainStay VP Funds Trust: Advisory Board Member since June 4, 2015;	Member, Governing Council of the Independent Directors Council (since 2012); former President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (2008 to 2015); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	84

MainStay Funds Trust: Advisory Board member since June 4, 2015 (39 Funds);

MainStay Funds: Advisory Board member since June 4, 2015 (12 Funds);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Susan B. Kerley 8/12/51	Indefinite; MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	84

MainStay Funds Trust: Trustee since 1990 (39 Funds) ***;

The MainStay Funds:

Trustee since 2007 (12 Funds);

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	84

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (39 Funds)***;

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 Funds);

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

M-552	MainStay VP Funds Trust

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**;	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	84

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002 (39 Funds)***;

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 Funds);

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	84

MainStay Funds Trust: Trustee since 2007 (39 Funds)***;

The MainStay Funds: Trustee since 2007 (12 Funds);

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Jacques P. Perold 5/12/58****	Indefinite; MainStay VP Funds Trust: Advisory Board Member since June 4, 2015;	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	84

MainStay Funds Trust: Advisory Board member since June 4, 2015 (39 Funds);

MainStay Funds: Advisory Board member since June 4,2015;

(12 Funds);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay VP Funds Trust: Trustee since 2007**;	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	84

MainStay Funds Trust:

Trustee since 2007 (39 Funds)***;

The MainStay Funds: Trustee since 1994 (12 Funds);

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

M-553

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil***** 5/22/40	Indefinite; MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 1994**;	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	84

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (39 Funds)***;

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 Funds);

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay VP Funds Trust: Trustee since 1997**;	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	84

MainStay Funds Trust: Trustee since 2007 (39 Funds)***

The MainStay Funds: Trustee since 2007 (12 Funds);

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.
*****	Pursuant to the Board’s retirement policy, Mr. Weil retired on December 31, 2015.

M-554	MainStay VP Funds Trust

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Trustees)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007).
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012).
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010).
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds VP Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010).
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005).

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board of Trustees to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

M-555

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP ICAP Select Equity Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP U.S. Small Cap Portfolio

MainStay VP Van Eck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP Cash Management Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cornerstone Capital Management Holdings LLC*

New York, New York

Cornerstone Capital Management LLC*

Bloomington, Minnesota

Cushing Asset Management

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Marketfield Asset Management LLC

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Parsippany, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Legal Counsel

Dechert LLP

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

mainstayinvestments.com

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 (Effective April 1, 2016, the address will be 30 Hudson Street, Jersey City, NJ 07302)

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

© 2016 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured.	No Bank Guarantee.	May Lose Value.

SMRU-1678883	MSVP11-02/16

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940. Effective December 31, 2015, Mr. Weil retired from the Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2015 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,340,450.

The aggregate fees billed for the fiscal year ended December 31, 2014 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,315,080.

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended December 31, 2015, and (ii) $0 for the fiscal year ended December 31, 2014. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended December 31, 2015, and (ii) $15,000 during the fiscal year ended December 31, 2014. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)	All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2015, and (ii) $0 during the fiscal year ended December 31, 2014.

(e)	Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than fifty percent of PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2015 and December 31, 2014 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $5.3 million for the fiscal year ended December 31, 2015, and (ii) $3.771 million for the fiscal year ended December 31, 2014.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2015 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	March 7, 2016

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	March 7, 2016

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.